UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GOLD RESOURCE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 29, 2026
Dear Shareholders:
You are cordially invited to attend a special meeting of the shareholders of Gold Resource Corporation (“we,” “our,” “us,” “Gold Resource,” or the “Company”) to be held virtually on July 2, 2026 at 10:30 a.m., Mountain time, at www.virtualshareholdermeeting.com/GORO2026SM (the “Special Meeting”).
As previously announced, on January 25, 2026, we entered into an Arrangement Agreement and Plan of Merger (as amended as of May 15, 2026, the “Arrangement Agreement”) with Goldgroup Mining Inc., a corporation incorporated under the laws of the province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and wholly owned subsidiary of Goldgroup (“Merger Sub”). The Arrangement Agreement provides that, among other things and subject to the terms and conditions of the Arrangement Agreement, the proposed transaction will occur by way of a reverse triangular merger in which Merger Sub will merge with and into the Company under Colorado law, with the Company surviving and continuing as the surviving company as a wholly owned subsidiary of Goldgroup (such transaction, the “Merger”) and a plan of arrangement pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”). A complete copy of the Arrangement Agreement is attached as Annex A to the accompanying proxy statement.
As consideration for the Merger, each outstanding share of common stock of the Company, par value $0.001 per share (each, a “Company Share”), will be transferred to Goldgroup in exchange for 1.4476 common shares of Goldgroup (each whole share, a “Goldgroup Share”) (as adjusted as a result of a share consolidation to be completed by Goldgroup immediately prior to the effective time of the Merger (the “Effective Time”)) (the “Exchange Ratio”) at the Effective Time. Any shareholder of the Company who would otherwise be entitled to receive a fraction of a Goldgroup Share pursuant to the Merger (after taking into account all the Company Shares held immediately prior to the Effective Time by such holder) shall have their holdings of Goldgroup Shares rounded up to the nearest whole share.
As soon as practicable, Goldgroup will apply to list the Goldgroup Shares on the NYSE American LLC (“NYSE American”). Subject to Goldgroup fulfilling all the listing requirements of the NYSE American, such listing will be completed following the closing of the Merger.
To complete the Merger, the holders of a majority of the outstanding Company Shares must approve the Arrangement Agreement. After careful consideration, the board of directors of the Company (the “Company Board”) unanimously (a) determined that the Arrangement Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and our shareholders; (b) approved, adopted and declared advisable the Arrangement Agreement and the transactions contemplated thereby, including the Merger; (c) approved the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby, including the Merger; (d) resolved to recommend approval and adoption of the Arrangement Agreement by our shareholders; and (e) resolved that the Arrangement Agreement be submitted to the shareholders of the Company.
At the Special Meeting, our shareholders will be asked to consider and vote upon (1) a proposal to approve the Arrangement Agreement (the “Merger Proposal”), (2) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise related to the Merger (the “Merger-Related Compensation Proposal”), and (3) a proposal to approve any adjournment of the Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The Company Board recommends you vote “FOR” the Merger Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. You will be able to attend the Special Meeting online, vote your Company Shares electronically, and submit questions during the Special Meeting. Information about the Special Meeting, the Merger, the Arrangement Agreement, and the other business to be considered by shareholders at the Special Meeting is contained in the accompanying proxy statement. The Company Board has fixed the close of business on May 26, 2026 as the record date for the determination of our shareholders entitled to notice of, and to vote at, the Special Meeting. We urge you to read the accompanying proxy statement and the annexes and documents incorporated by reference carefully and also carefully consider the risks that are described under the section entitled “Risk Factors.”
Your vote is very important. Whether or not you expect to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your Company Shares are represented at the Special Meeting. In this regard, your failure to vote your Company Shares at the Special Meeting (or to instruct your broker on how to vote your Company Shares at the Special Meeting) will have the same effect as a vote “AGAINST” the Merger Proposal.
If you have any questions or require assistance, please contact our proxy solicitation agent, Laurel Hill Advisory Group, at:
North America Toll Free: 1-(888) 742-1305
Collect Calls Outside North America: (516) 933-3100
Email: GORO@laurelhill.com
On behalf of the Company Board, thank you for your consideration and continued support.
Kind regards,
Allen Palmiere
President, Chief Executive Officer and Director of Gold Resource Corporation
The Merger has not been approved or disapproved by the U.S. Securities and Exchange Commission or any state securities commission. Neither the U.S. Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the Merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated May 29, 2026 and is first being mailed or otherwise delivered to Gold Resource shareholders on or about May 29, 2026.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
This notice of special meeting of shareholders is being provided to inform you that a special meeting of the shareholders of Gold Resource Corporation (“we,” “our,” “us,” “Gold Resource,” or the “Company”) will be held virtually on July 2, 2026 at 10:30 a.m., Mountain Time, at www.virtualshareholdermeeting.com/GORO2026SM (the “Special Meeting”), for the following purpose:
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Proposal 1 (the “Merger Proposal”):   To approve the Arrangement Agreement and Plan of Merger (as amended, the “Arrangement Agreement”), dated January 25, 2026, by and among the Company, Goldgroup Mining Inc., a corporation incorporated under the laws of the province of British Columbia (“Goldgroup”), and Goldgroup Merger Sub Inc., a Colorado corporation and wholly owned subsidiary of Goldgroup (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup (the “Merger”);

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Proposal 2 (the “Merger-Related Compensation Proposal”):   To vote on an advisory (non-binding) proposal to approve the compensation that may be paid or become payable to the Company’s named executive officers (“NEOs”) that is based on or otherwise related to the Merger; and

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Proposal 3 (the “Adjournment Proposal”):   To consider and vote on a proposal to approve any adjournment of the Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal.

The accompanying proxy statement describes the Arrangement Agreement and transactions contemplated thereby, including the Merger, in detail. We urge you to read it carefully and in its entirety, including the section entitled “Risk Factors.”
After careful consideration, the board of directors of the Company (the “Company Board”) has determined that each proposal listed above is in the best interests of the Company and our shareholders and has approved each proposal. The Company Board recommends that you vote “FOR” each of the proposals at the Special Meeting.
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding Company Shares entitled to vote at the Special Meeting. If you fail to vote on the Merger Proposal, the effect will be the same as a vote “AGAINST” the Merger Proposal. The approval of the Merger-Related Compensation Proposal or the Adjournment Proposal is not a condition to the completion of the Merger.
Only holders of record of shares of common stock of the Company, par value $0.001 per share (each, a “Company Share”), at the close of business on May 26, 2026 (the “record date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.
Whether or not you plan to attend the Special Meeting, please submit your proxy as soon as possible by following the instructions included with your proxy materials. Your vote is important, and submitting your proxy will help ensure a quorum and avoid additional solicitation costs.
HOW YOU CAN VOTE
You are entitled to notice of and to vote at the Special Meeting, or at any adjournments or postponements thereof, if you were a holder of record of Company Shares as of the close of business on the record date. This notice of special meeting, the proxy statement, and the proxy card are being mailed to all shareholders of record.

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To make sure that your shares are represented at the Special Meeting, please cast your vote by one of the following methods:
Online	Log on to www.proxyvote.com and enter the control number provided on your proxy card
Telephone	Dial 1-800-690-6903 using a touch-tone telephone and following the menu instructions
Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope
If you have any questions concerning the proxy statement, would like additional copies of the accompanying proxy statement, need to obtain proxy cards or need help voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group (“Laurel Hill”), at:
North America Toll Free: 1-(888) 742-1305
Collect Calls Outside North America: (516) 933-3100
Email: GORO@laurelhill.com
For additional information about documents incorporated by reference into, or included as annexes to, the accompanying proxy statement, see the “Where You Can Find More Information” section of the accompanying proxy statement.

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Page
SUMMARY	1
The Parties to the Merger	1
The Merger and the Arrangement	1
Recommendation of the Company Board and its Reasons for the Merger	2
Opinion of Our Financial Advisor	3
Interests of Our Directors and Executive Officers in the Merger	3
Voting Agreements	3
Regulatory Approvals	3
Accounting Treatment of the Merger	3
Material U.S. Federal Income Tax Consequences	4
Certain Material Canadian Federal Income Tax Consequences	4
Appraisal Rights	4
Listing of Securities	4
Consolidation of Goldgroup Shares	4
Merger Consideration	4
Treatment of Company Awards	4
Officers and Directors upon Completion of the Merger	5
The Special Meeting	5
Risk Factors	5
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	6
Why am I receiving these materials?	6
What proposals will be voted on at the Special Meeting?	6
How does the Company Board recommend that I vote?	6
Has the Goldgroup Board unanimously approved the Arrangement Agreement and the transactions contemplated thereby?	6
What will happen in the Merger?	6
What are the Company’s reasons for the Merger?	7
How many Company Shares will the Company’s executive officers and directors be entitled to vote at the Special Meeting? Are they expected to vote in favor of the proposals?	7
What votes have been agreed upon pursuant to the Goldgroup Voting Agreements?	7
What will Gold Resource shareholders receive in the Merger and the Arrangement?	7
What will happen to the Company Awards in the Merger and the Arrangement?	7
Is shareholder approval required?	7
What happens if the Merger is not completed?	8
When do we expect to complete the Merger?	8
What are the key conditions to completing the Merger?	8
Why am I being asked to approve the Merger-Related Compensation Proposal?	8
Who is entitled to vote at the Special Meeting?	8
Is there a list of registered shareholders entitled to vote?	8
What vote is required to approve each proposal?	8
What constitutes a quorum?	9

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GOLD RESOURCE CORPORATION
PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
To be held at 10:30 a.m., Mountain Time, on July 2, 2026
SUMMARY
This summary highlights selected information from this proxy statement. This summary highlights selected information and does not include all the details that may be important to you. You should read the entire proxy statement carefully, including the annexes, for a more complete understanding of the Merger and the proposals to be voted on at the Special Meeting. See “Where You Can Find More Information” on page 107.
Unless otherwise indicated, all references to “$” or “dollars” in herein refer to U.S. dollars and references to “CAD $” herein refer to Canadian dollars.
The Parties to the Merger (Page 32)
Gold Resource Corporation
Gold Resource Corporation is a gold and silver producer, developer, and explorer with its operations centered on the Don David Gold Mine (“DDGM”) in Oaxaca, Mexico. Under the direction of an experienced board and senior leadership team, the Company’s focus is to unlock the significant upside potential of its existing infrastructure and large land position surrounding DDGM and to develop the Back Forty Project in Michigan, USA (“Back Forty”). Our Company Shares are listed on the NYSE American LLC (the “NYSE American”) under the symbol “GORO.” Additional information about us is included in documents incorporated by reference in this proxy statement. See “Where You Can Find More Information.”
Goldgroup Mining Inc.
Goldgroup is a Canadian-based mining company with two gold mine properties in Mexico. The company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora (“Cerro Prieto”) and, subject to final approval from the TSX Venture Exchange (the “TSXV”), has recently acquired Molimentales del Noroeste, S.A. de C.V. (“Molimentales”), which owns the concessions comprising the formerly producing San Francisco gold mine, located in the State of Sonora (“San Francisco”). Goldgroup’s common shares are listed on the TSXV under the symbol “GGA” and quoted on the Over-the-Counter (the “OTC”) market under the symbol “GGAZF.”
Goldgroup Merger Sub, Inc.
Merger Sub, a Colorado corporation, is a wholly owned subsidiary of Goldgroup that was formed solely for the purpose of facilitating the Merger. At the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of Goldgroup.
The Merger and the Arrangement (Page 33)
We have entered into the Arrangement Agreement, dated January 25, 2026, by and among the Company, Goldgroup and Merger Sub, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup. On May 15, 2026, the parties entered into an amendment to the Arrangement Agreement (the “Amendment”). The Amendment provides, among other things, that in connection with and to facilitate the NYSE American Listing (as defined below), the Consolidation Ratio will be determined jointly by Goldgroup and the Company, and approved by the TSXV, prior to the closing of the Merger, and that the Exchange Ratio will also be automatically adjusted proportionately to correspond to the final Consolidation Ratio. Pursuant to the Amendment, the form of plan of arrangement and merger attached as Schedule A to the Arrangement Agreement was also amended and restated to reflect the foregoing. The terms and conditions of the Merger are set forth in the

Arrangement Agreement a copy of which is attached to this proxy statement as Annex A. You are encouraged to read the Arrangement Agreement in its entirety, as it is the primary legal document governing the Merger and related transactions.
The Merger will occur by way of a reverse triangular merger in which Merger Sub will merge with and into the Company under Colorado law and a plan of arrangement (the “Arrangement”) pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”), with the Company surviving as a wholly owned subsidiary of Goldgroup (referred to in this proxy statement as the “surviving company”). Our current shareholders are expected to own approximately 40% of Goldgroup following the completion of the Merger and the Arrangement (the “combined company”) on a fully diluted in-the-money basis with Goldgroup’s current shareholders holding the remaining approximately 60% interest. The Arrangement Agreement includes customary representations, warranties, and covenants of the parties, as well as conditions to closing and termination rights. It also provides for potential termination fees under certain circumstances.
At the Effective Time, all outstanding stock options (“Options”), deferred share units (“DSUs”), and restricted share units (“RSUs”) of the Company will be assumed by Goldgroup and converted into equivalent awards for Goldgroup Shares, adjusted by the Exchange Ratio (other than Options held by residents of Canada, which will be deemed to be vested to the fullest extent and exchanged for options exercisable for Goldgroup Shares (the “Replacement Options”), as adjusted by the Exchange Ratio). Vested DSUs and RSUs subject to delayed settlement may be paid out if terminated at closing. Performance share units (“PSUs” and, together with the Options, DSUs and RSUs, the “Company Awards”) of the Company will convert into time-vested RSUs based on performance through the Effective Time, as determined by the Company Board and as adjusted by the Exchange Ratio. All assumed and converted Company Awards and any Replacement Options will generally be subject to the same terms and conditions as were applicable to the corresponding Company Award prior to the assumption and conversion or exchange of the award by Goldgroup.
Recommendation of the Company Board and its Reasons for the Merger (Page 39)
The Company Board has unanimously (i) determined that the Merger is advisable, fair to and in the best interests of the Company and our shareholders; (ii) approved and declared advisable the Arrangement Agreement and the transactions contemplated thereby, including the Merger; and (iii) resolved to recommend, and does recommend, that our shareholders vote “FOR” the proposal to approve the Arrangement Agreement.
In making its unanimous determination to approve the Arrangement Agreement and recommend that our shareholders vote in favor of the Merger, the Company Board considered a range of factors, including, but not limited to, the following:
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The strategic rationale for the Merger, including that the Merger will diversify the Company’s asset portfolio (potentially leading to significantly enhanced cash generation of the combined company through increased production) and that the combined company is expected to have a stronger balance sheet and increased financial flexibility to fund growth projects and exploration initiatives.

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The financial terms of the Merger, including the Merger Consideration payable to our shareholders, which reflects a 39% premium to the closing price of the Company Shares on the NYSE American on January 23, 2026.

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The fairness opinion received from its independent financial advisor, which concluded that, as of the date of such opinion and subject to the assumptions, qualifications, and limitations described therein, the Merger Consideration to be paid to our shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to our shareholders.

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The arm’s-length nature of the negotiation process, including that Goldgroup is an unrelated third party.

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The Company Board’s belief that the Merger presented the most favorable alternative reasonably available, taking into account its review of strategic options.

For a more detailed discussion of the rationale of the Company Board and supporting materials, including the fairness opinion and related analysis, please see the section titled “The Merger and the Arrangement — Recommendations of the Company Board and its Reasons for the Merger” and “The Merger and the Arrangement — Opinion of Our Financial Advisor.”
Opinion of Our Financial Advisor (Page 42)
The Company Board received an opinion from its independent financial advisor, ATB Cormark Capital Markets (formerly known as Cormark Securities Inc.) (“ATB Cormark”), dated January 25, 2026, stating that, as of such date, the Merger Consideration to be received by holders of Company Shares was fair, from a financial point of view, to such holders. See “The Merger and the Arrangement — Opinion of Our Financial Advisor.”
Interests of Our Directors and Executive Officers in the Merger (Page 49)
In evaluating the Merger, our shareholders should be aware that certain of our directors and executive officers may have interests in the Merger that are different from, or in addition to, those of our shareholders generally. The Company Board was aware of these interests and considered them, among other matters, in evaluating and approving the Arrangement Agreement and the transactions contemplated thereby, including the Merger, and in recommending that the Merger Proposal be approved by our shareholders. For additional details, see the section titled “The Merger and the Arrangement — Interests of Our Directors and Executive Officers in the Merger.”
Voting Agreements (Page 52)
Contemporaneously with the execution of the Arrangement Agreement, (i) each of the directors and officers of the Company entered into a Voting and Support Agreement (the “Company Voting Agreements”) with Goldgroup, and (ii) each of the directors, officers, and certain shareholders of Goldgroup entered into a Voting and Support Agreement (the “Goldgroup Voting Agreements” and, collectively with the Company Voting Agreements, the “Voting Agreements”) with us. Pursuant to the Company Voting Agreements, among other things, such Company shareholders agreed to vote in favor of the Merger, not to transfer their Company Shares (or any securities convertible into Company Shares) other than in support of the Merger, and not to solicit or negotiate any alternative acquisition proposal in respect of the Company. Pursuant to the Goldgroup Voting Agreements, among other things, such Goldgroup shareholders agreed to vote in favor of the Arrangement, not to transfer their Goldgroup Shares (or any securities convertible into Goldgroup Shares) other than in support of the Arrangement, and not to solicit or negotiate any alternative acquisition proposal in respect of Goldgroup. For additional details, see “The Merger and the Arrangement — Voting Agreements.”
Regulatory Approvals (Page 52)
Under the Arrangement Agreement, the parties have agreed to use commercially reasonable efforts to obtain all regulatory clearances necessary to complete the Merger as promptly as practicable.
The Merger is not subject to required notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As a result, no filings or waiting period under the HSR Act are required.
The completion of the Merger and the Arrangement is subject to approval of the TSXV and the Supreme Court of British Columbia (the “Court”). We received unconditional approval from the Mexican National Antitrust Commission in respect of the Merger on April 27, 2026. The parties are currently not aware of any other material federal, state, or foreign regulatory approvals required to complete the Merger. See “The Merger and the Arrangement — Regulatory Approvals.”
Accounting Treatment of the Merger (Page 53)
The Merger will be accounted for as an acquisition of us by Goldgroup using the acquisition method in accordance with the International Financial Reporting Standards (“IFRS”) Accounting Standards as

issued by the International Accounting Standards Board (the “IASB”). For additional information, see “The Merger and the Arrangement — Accounting Treatment of the Merger.”
Material U.S. Federal Income Tax Consequences (Page 54)
For a more detailed discussion of certain U.S. federal income tax consequences of the Merger, see “Material U.S. Federal Income Tax Consequences of the Merger.”
You should consult your tax advisors regarding the U.S. federal income tax consequences of the Merger to you in your particular circumstances, as well as tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Certain Material Canadian Federal Income Tax Consequences (Page 62)
For a summary of certain Canadian federal income tax consequences of the Merger, see “The Merger and the Arrangement — Certain Material Canadian Federal Income Tax Consequences of the Merger.”
Such summary is not intended to be legal or tax advice to any particular Company shareholder. Such shareholders should consult their tax advisors regarding the Canadian federal income tax consequences of the Merger applicable to them in their particular circumstances.
Appraisal Rights (Page 68)
In accordance with the Colorado Corporations and Associations Act (the “CCAA”), no appraisal rights will be available to holders of Company Shares in connection with the Merger. See “The Merger and the Arrangement — Appraisal Rights.”
Listing of Securities (Page 68)
As soon as practicable, Goldgroup will apply to list its common shares without par value (each, a “Goldgroup Share”) on the NYSE American (the “NYSE American Listing”). Subject to Goldgroup fulfilling all the listing requirements of the NYSE American, the NYSE American Listing will be completed following the closing of the Merger.
Consolidation of Goldgroup Shares (Page 71)
Pursuant to the Arrangement, immediately prior to the Effective Time, Goldgroup will consolidate all of the issued and outstanding Goldgroup Shares (the “Consolidation”) at a ratio to be determined jointly by Goldgroup and the Company, and approved by the TSXV, prior to the closing of the Merger (the “Consolidation Ratio”). The Consolidation is being undertaken by Goldgroup prior to the closing of the Merger in order to meet the listing requirements of the NYSE American and to facilitate the NYSE American Listing. The Consolidation is subject to, among other things, approval by Goldgroup shareholders of the adoption of the amended and restated articles of Goldgroup at the meeting of Goldgroup shareholders to approve the Arrangement (the “Goldgroup Shareholder Meeting”) and the approval of the TSXV.
Merger Consideration (Page 71)
Pursuant to the Arrangement Agreement, each outstanding Company Share will be transferred to Goldgroup in exchange for 1.4476 Goldgroup Shares (which shall automatically be adjusted to a number of Goldgroup Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio) (the “Exchange Ratio”) at the Effective Time (the “Merger Consideration”). Any shareholder of the Company who would otherwise be entitled to receive a fraction of a Goldgroup Share pursuant to the Merger (after taking into account all the Company Shares held immediately prior to the Effective Time by such holder) shall have their holdings of Goldgroup Shares rounded up to the nearest whole share.
Treatment of Company Awards (Page 71)
At the Effective Time, all outstanding stock options (“Options”), deferred share units (“DSUs”), and restricted share units (“RSUs”) of the Company will be assumed by Goldgroup and converted into equivalent awards for Goldgroup Shares, adjusted by the Exchange Ratio (other than Options held by residents of Canada, which will be deemed to be vested to the fullest extent and exchanged for options exercisable for Goldgroup Shares (the “Replacement Options”), as adjusted by the Exchange Ratio). Vested DSUs and RSUs subject to delayed settlement may be paid out if terminated at closing. Performance share units (“PSUs” and, together with the Options, DSUs and RSUs, the “Company Awards”) of the Company will convert into time-vested RSUs based on performance through the Effective Time, as determined by the Company Board and as adjusted by the Exchange Ratio. All assumed and converted Company Awards and any Replacement Options will generally be subject to the same terms and conditions as were applicable to the corresponding Company Award prior to the assumption and conversion or exchange of the award by Goldgroup.
Officers and Directors upon Completion of the Merger (Page 80)
Pursuant to the Arrangement Agreement, Goldgroup, in consultation with the Company, will determine prior to closing the composition of the management team to be implemented following completion of the Merger. Goldgroup and the Company currently anticipate that the executive officers of the Company immediately prior to the Effective Time will become the executive officers of the combined company. However, the composition of the executive officers of the combined company is not a condition to the closing of the Merger, and there can be no assurance that the anticipated management structure will be implemented as currently expected.
In addition, in accordance with the Arrangement Agreement, the board of directors of the combined company will be comprised of five directors upon closing, of which three directors are to be selected by Goldgroup and two directors are to be selected by us. See “The Arrangement Agreement — Covenants — Officers and Directors upon Completion of the Merger” for additional details on the prospective director appointees.
The Special Meeting (Page 87)
The Special Meeting will be held virtually on July 2, 2026 at 10:30 a.m., Mountain Time, at www.virtualshareholdermeeting.com/GORO2026SM. Only holders of record of Company Shares at the close of business on the record date of May 26, 2026 are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.
The purpose of the Special Meeting is to vote on the following proposals:
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Proposal 1 (the Merger Proposal):   To approve the Arrangement Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup;

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Proposal 2 (the Merger-Related Compensation Proposal):   To vote on an advisory (non-binding) proposal to approve the compensation that may be paid or become payable to the Company’s NEOs that is based on or otherwise related to the Merger; and

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Proposal 3 (the Adjournment Proposal):   To consider and vote on a proposal to approve any adjournment of the Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal.

The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding Company Shares entitled to vote at the Special Meeting. Approval by our shareholders of the Merger Proposal is a condition to the closing of the Merger under the Arrangement Agreement. The approval of the Merger-Related Compensation Proposal or the Adjournment Proposal is not a condition to the completion of the Merger.
Risk Factors (Page 15)
You should consider all the information contained in, and incorporated by reference into, this proxy statement in deciding how to vote for the proposals presented in the proxy statement. In particular, you should consider the factors described under “Risk Factors” in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
Why am I receiving these materials?
You are receiving these proxy materials because the Company Board is soliciting your proxy to vote at the Special Meeting of our shareholders and any postponements, adjournments, or continuations thereof. The Special Meeting will be held virtually on July 2, 2026, at 10:30 a.m., Mountain Time, at www.virtualshareholdermeeting.com/GORO2026SM. Goldgroup is preparing a separate information circular as part of a solicitation of proxies by the board of directors of Goldgroup (the “Goldgroup Board”) in connection with the Goldgroup Shareholder Meeting.
What proposals will be voted on at the Special Meeting?
Shareholders will be asked to vote on:
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Proposal 1 (the Merger Proposal):   To approve the Arrangement Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup;

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Proposal 2 (the Merger-Related Compensation Proposal):   To vote on an advisory (non-binding) proposal to approve the compensation that may be paid or become payable to the Company’s NEOs that is based on or otherwise related to the Merger; and

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Proposal 3 (the Adjournment Proposal):   To consider and vote on a proposal to approve any adjournment of the Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal.

The approval of the Merger Proposal is a condition to the completion of the Merger under the Arrangement Agreement. The approval of the Merger-Related Compensation Proposal or the Adjournment Proposal is not a condition to the completion of the Merger.
How does the Company Board recommend that I vote?
The Company Board unanimously recommends voting:
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“FOR” Proposal 1 (the Merger Proposal);

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“FOR” Proposal 2 (the Merger-Related Compensation Proposal); and

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“FOR” Proposal 3 (the Adjournment Proposal).

Has the Goldgroup Board unanimously approved the Arrangement Agreement and the transactions contemplated thereby?
After careful consideration, the Goldgroup Board has unanimously approved and declared advisable the Arrangement Agreement and transactions contemplated thereby, including the Arrangement, and has determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, is fair, from a financial point of view, and in the best interests of its shareholders.
What will happen in the Merger?
If the Merger is completed, Merger Sub will merge with and into us, with us continuing as the surviving company and becoming a wholly owned subsidiary of Goldgroup. Upon completion of the Merger and the Arrangement, our current shareholders are expected to own approximately 40% of the combined company on a fully diluted in-the-money basis with Goldgroup’s current shareholders holding the remaining approximately 60% interest.

What are the Company’s reasons for the Merger?
The Company Board considered many factors in making its determination that the Arrangement Agreement and the transactions contemplated thereby, including the Merger, were fair and reasonable and in the best interests of the Company and our shareholders. For a more complete discussion of these factors, see “The Merger and the Arrangement — Recommendations of the Company Board and its Reasons for the Merger.”
In considering the recommendation of the Company Board, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, the interests of our shareholders generally. See “The Merger and the Arrangement — Interests of Our Directors and Executive Officers in the Merger.”
How many Company Shares will the Company’s executive officers and directors be entitled to vote at the Special Meeting? Are they expected to vote in favor of the proposals?
As of May 26, 2026, the record date for the Special Meeting, our executive officers and directors collectively had the right to vote approximately 1,589,247 Company Shares, representing approximately 1.0% of the Company Shares then outstanding and entitled to vote at the Special Meeting. Under the terms of the Voting Agreements entered into by each of our directors and executive officers, they have agreed to vote in favor of the each of the proposals at the Special Meeting.
What votes have been agreed upon pursuant to the Goldgroup Voting Agreements?
Pursuant to the Goldgroup Voting Agreements entered into by us and certain Goldgroup shareholders, including each of Goldgroup’s directors and officers, such shareholders have agreed to vote their Goldgroup Shares in favor of the Arrangement and against, among other things, another acquisition proposal or merger and any other action that would reasonably be likely to prevent, delay or impede the consummation of the Arrangement. The directors, officers and certain shareholders of Goldgroup who have signed Goldgroup Voting Agreements collectively have the right to vote approximately 87,333,099 Goldgroup Shares, representing approximately 29.74% of the Goldgroup Shares outstanding as of the date of the Arrangement Agreement.
What will Gold Resource shareholders receive in the Merger and the Arrangement?
Pursuant to the Arrangement Agreement, each outstanding Company Share will be transferred to Goldgroup in exchange for 1.4476 Goldgroup Shares (which shall automatically be adjusted to a number of Goldgroup Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio) at the Effective Time. Any shareholder of the Company who would otherwise be entitled to receive a fraction of a Goldgroup Share pursuant to the Merger (after taking into account all the Company Shares held immediately prior to the Effective Time by such holder) shall have their holdings of Goldgroup Shares rounded up to the nearest whole share.
What will happen to the Company Awards in the Merger and the Arrangement?
At the Effective Time, all outstanding Options, DSUs, and RSUs of the Company will be assumed by Goldgroup and converted into equivalent awards for Goldgroup Shares, adjusted by the Exchange Ratio (other than Options held by residents of Canada, which will be deemed to be vested to the fullest extent and exchanged for Replacement Options, as adjusted by the Exchange Ratio). Vested DSUs and RSUs subject to delayed settlement may be paid out if terminated at closing. PSUs of the Company will convert into time-vested RSUs based on performance through the Effective Time, as determined by the Company Board and as adjusted by the Exchange Ratio. All assumed and converted Company Awards and any Replacement Options will generally be subject to the same terms and conditions as were applicable to the corresponding Company Award prior to the assumption and conversion or exchange of the award by Goldgroup.
Is shareholder approval required?
Yes, approval by our shareholders of the Merger Proposal and by Goldgroup shareholders of a special resolution to approve the Arrangement is required to consummate the proposed transaction. Under Colorado law, the Merger must be adopted by the holders of a majority of the outstanding Company Shares entitled to vote as of the record date.
What happens if the Merger is not completed?
If the Merger does not close, we will continue as a standalone public company, and we may owe a termination fee as detailed in “The Arrangement Agreement — Termination.”
When do we expect to complete the Merger?
The Merger is anticipated to close in the third quarter of 2026, subject to obtaining shareholder approval and regulatory approvals, and satisfying other closing conditions. Timing and completion are not guaranteed.
What are the key conditions to completing the Merger?
The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (i) approval by Goldgroup’s shareholders and the Company’s shareholders at their respective meetings, (ii) the absence of any order or law prohibiting consummation of the Merger, (iii) receipt of all required regulatory, court, and stock exchange approvals (including the TSXV and the Court) and (iv) exemption from U.S. registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), or if applicable, the effectiveness of a registration statement on Form F-4 (or such other registration statement form then available to Goldgroup) under the Securities Act. Conditions also include the satisfaction of other customary conditions in the Arrangement Agreement. We received unconditional approval from the Mexican National Antitrust Commission in respect of the Merger on April 27, 2026. See “The Arrangement Agreement — Closing of the Merger and the Arrangement.”
Why am I being asked to approve the Merger-Related Compensation Proposal?
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s NEOs that is based on or otherwise relates to the Merger as disclosed in this proxy statement. Approval by our shareholders of the Merger-Related Compensation Proposal is not a condition to completion of the Merger. In addition, because the vote is advisory in nature, it will not be binding on us. Regardless of the outcome of this advisory vote, such compensation may be payable, subject only to the Company Board’s discretion and the conditions applicable thereto, if the Merger is approved. The terms of the merger-related compensation are described under “The Merger and the Arrangement — Interests of Our Directors and Executive Officers in the Merger.” See also “Proposal 2 — The Merger-Related Compensation Proposal.”
Who is entitled to vote at the Special Meeting?
Holders of Company Shares at the close of business on the record date of May 26, 2026 may vote. As of the record date, there were approximately 161,889,776 Company Shares outstanding, with one vote per share.
Is there a list of registered shareholders entitled to vote?
Yes, a shareholder list will be available for review at our principal office during normal business hours beginning ten days before the Special Meeting. See “Where You Can Find More Information.”
What vote is required to approve each proposal?
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Proposal 1 (the Merger Proposal):   Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding Company Shares. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

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Proposal 2 (the Merger-Related Compensation Proposal):   Approval of this proposal requires the affirmative vote of a majority of votes cast by holders of Company Shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Because the vote on this proposal is advisory only, it will not be binding on us. Accordingly, if the Arrangement Agreement is approved and the Merger is completed, the merger-related compensation will be payable to the Company’s NEOs, subject only to the conditions applicable thereto, regardless of the outcome of this non-binding, advisory vote.
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Proposal 3 (the Adjournment Proposal):   Approval of this proposal requires the affirmative vote of a majority of votes cast by holders of Company Shares. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What constitutes a quorum?
A quorum will be present if holders of at least one-third (or 33-1∕3%) of the Company Shares issued and outstanding and entitled to vote as of the record date are present in person or represented by proxy at the Special Meeting. Abstentions and broker non-votes count towards a quorum.
There must be a quorum for any action to be taken at the Special Meeting (other than for an adjournment or postponement). If a quorum is not present, the chair of the Special Meeting or the shareholders entitled to vote at the Special Meeting, present in person, or by proxy, have the power to adjourn the Special Meeting to a later date until a quorum is obtained.
How do I vote prior to the Special Meeting?
We encourage shareholders to submit their votes in advance of the Special Meeting. Our shareholders of record may do so by submitting a proxy via the Internet at www.proxyvote.com, by touch-tone telephone at (800) 690-6903 (following the instructions on your proxy card or voting instruction form), or by completing and returning the proxy card or voting instruction form. If you vote in advance of the Special Meeting using one of these methods, you may still participate and vote at the Special Meeting.
“Street name” holders should follow their broker’s voting instructions or request a legal proxy to vote online at the Special Meeting.
How do I vote during the Special Meeting?
If you want to vote during the Special Meeting, you will be required to register on the virtual meeting website prior to the beginning of the Special Meeting by providing your unique control number that can be found on the proxy card that was provided to you via physical mailing or e-mail (if available), along with other identification information (including your e-mail address and full name). During the Special Meeting, time will be allocated to allow for voting by registered shareholders only. You may join or listen as a guest (control number not required); however, you will not be allowed to vote or ask questions. If you do not intend to attend the Special Meeting or have an appointee do so on your behalf, but you wish your shares to be voted, please complete and return the information requested in the voting instruction form.
Can I change or revoke my vote?
You may change your vote by revoking your proxy at any time before it is exercised, which can be done by delivering a written notice of revocation to us, by delivering a new proxy bearing a later date, or by voting electronically. Presence at the Special Meeting by a shareholder who has submitted a proxy does not in itself revoke the proxy. If you are the beneficial owner of Company Shares held for you in an account with an intermediary, you must contact that intermediary to revoke a previously authorized proxy.
Will the Company Shares continue to trade on the NYSE American post-Merger?
No. Assuming the Merger closes, the Company Shares will be delisted. Goldgroup will submit an application for the NYSE American Listing. The Goldgroup Shares are listed on the TSXV and Goldgroup has applied to the TSXV for approval of the listing and posting for trading of the Goldgroup Shares to be issued to the Company’s shareholders pursuant to the Merger.

What if I have trouble attending the virtual meeting?
If you experience issues, call the support number provided on the virtual meeting login page.
What is the effect of giving a proxy?
Your proxy authorizes Ron Little, Interim Chair of the Company Board, and Allen Palmiere, President and CEO of the Company, to vote your Company Shares according to your instructions or, absent instructions, per the recommendations of the Company Board.
Who will count the votes?
Votes will be tabulated by Broadridge Financial Solutions, Inc., which will serve as the inspector of elections.
How can I contact our transfer agent?
Contact our transfer agent, Computershare Trust Company, N.A., at (303) 262-0600. Correspondence may also be mailed to P.O. Box 43078, Providence, RI 02940-3078 or couriered to 150 Royall St., Suite 101, Canton, MA 02021.
How will you solicit proxies and who is paying for the proxy solicitation?
We have retained Laurel Hill to assist in the solicitation of proxies. For these proxy solicitation services, we will pay Laurel Hill an estimated fee of approximately $25,000, plus reasonable out-of-pocket expenses and fees for any additional services. We will indemnify Laurel Hill and its affiliates against all claims, expenses, losses, damages, liabilities, or judgments of any kind whatsoever that arise out of or relate to Laurel Hill’s services with certain customary exceptions for willful misconduct and breach.
Proxies will be solicited on behalf of the Company Board by mail, telephone, or other electronic means. We will bear all proxy solicitation costs. We may use the services of our directors, officers, employees, and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold Company Shares in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse these institutions for their reasonable out-of-pocket expenses.
Where and when will the voting results be announced?
We will report the results on a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.
Are appraisal rights available?
In accordance with the CCAA, no appraisal rights will be available to holders of Company Shares in connection with the Merger. See “The Merger and the Arrangement — Appraisal Rights.”
What if multiple shareholders live at my address but only one copy arrived?
If you are the beneficial owner of Company Shares, but not a registered shareholder of the Company, and you share an address with other beneficial owners of Company Shares, your broker, bank, or other Intermediary is permitted to deliver a single copy of this proxy statement and its accompanying materials for all shareholders to your address, unless a shareholder has asked the Intermediary for separate copies. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
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To receive separate copies:   If you would like to receive a separate copy of this proxy statement and its accompanying materials, or the materials for future meetings, you should notify your broker to discontinue householding and direct your written request to receive a separate notice and proxy statement to Gold Resource Corporation, Attention: Investor Relations, 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111, or by calling (303) 320-7708, and we will promptly deliver them to you.
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To stop receiving separate copies:   If you currently receive separate copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank, or other Intermediary to request the householding of these materials.

Who can help answer my questions?
If you have questions about the Arrangement Agreement and the transactions contemplated thereby (including the Merger), including the procedures for voting your shares, you should contact us at Gold Resource Corporation, Attention: Investor Relations, 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111, or by calling (303) 320-7708. You may also contact our proxy solicitation agent, Laurel Hill, at:
North America Toll Free: 1-(888) 742-1305
Collect Calls Outside North America: (516) 933-3100
Email: GORO@laurelhill.com
You may also wish to consult your legal, tax or financial advisors with respect to any aspect of the Arrangement Agreement and the transactions contemplated thereby (including the Merger) or other matters discussed in this proxy statement. You may also obtain additional information about us from the documents we file with the SEC, or by following the instructions in the “Where You Can Find More Information” section of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
What is an Arrangement?
An arrangement is a court-approved statutory procedure under Canadian corporate law that allows companies to carry out certain significant corporate transactions upon receiving shareholder and court approval that then become binding on all other equityholders by operation of law. The Arrangement that is being proposed by Goldgroup, a corporation existing under the BCBCA, will, among other things, provide for the completion of the Merger and issuance by Goldgroup of the Merger Consideration and assumption by Goldgroup of the Company Awards.
Why does the Arrangement require Court approval?
The Arrangement requires approval by the Court under Division 5 of Part 9 of the BCBCA. Prior to the mailing of this proxy statement, Goldgroup obtained an interim order from the Court (the “Interim Order”) providing for the calling and holding of the Goldgroup Shareholder Meeting, certain dissent rights available to Goldgroup shareholders, and other procedural matters. A copy of the Interim Order is attached as Annex B to this proxy statement.
Subject to the approval of the Arrangement at the Goldgroup Shareholder Meeting, Goldgroup intends to make an application to the Court for a final order from the Court (the “Final Order”) approving the Arrangement.
What if the Court does not grant the Final Order?
The receipt of the Final Order of the Court is a condition to the completion of the Merger and the Arrangement. If the Final Order is not obtained, the Merger and the Arrangement will not be completed, even if all other approvals are obtained.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Goldgroup or the Company may determine not to proceed with the Arrangement.
May I attend the application for the Final Order?
Yes, anyone can attend the application for the Final Order. The application for the Final Order is expected to take place at the courthouse of the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time) on July 6, 2026 or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. A copy of the Notice of Hearing of Petition is set forth in Annex C to this proxy statement. The Notice of Hearing of Petition constitutes notice of the Court hearing of the application for the Final Order and is the only notice of the Court hearing.
May I appear or be represented and present evidence or arguments before the Court prior to the hearing of the Final Order?
Any interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a Response to Petition by no later than 4:00 p.m. (Vancouver time) on July 2, 2026, along with any affidavits or other documents required, all as set out in the Interim Order and the Notice of Hearing of Petition, the text of which are set out in Annex B and Annex C to this proxy statement, respectively, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those persons having previously filed and served a Response to Petition will be given notice of the adjournment.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and such statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations regarding future events, including the expected completion and timing of the Merger and related transactions.
All statements contained in this proxy statement other than statements of historical fact should be considered forward-looking statements, including, but not limited to, statements that include the words “may,” “might,” “will,” “should,” “could,” “expect,” “intend,” “target,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “future,” “goal,” “objective,” “continue,” or similar words or expressions. Forward-looking statements are not guarantees or assurances of future performance and are subject to risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from those expressed in such statements.
Such risks and uncertainties include, but are not limited to:
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the possibility that our shareholders may not approve the Merger or that Goldgroup shareholders may not approve the Arrangement;

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the risk that one or more conditions to closing the Merger, including the required regulatory approvals, may not be satisfied or waived in a timely manner, or at all;

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uncertainties regarding the timing of the Merger, including the risk that it may be delayed or may not occur at all;

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the occurrence of events giving rise to the right of one or both parties to terminate the Arrangement Agreement, including under circumstances that might require payment of a termination fee;

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the effects of the announcement or pendency of the Merger on our business operations, including our relationship with employees, customers, suppliers, and competitors;

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possible negative effects of the announcement of the Merger, or developments related thereto, on the market price of Company Shares and on our financial performance;

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potential legal proceedings or regulatory challenges related to the Merger;

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the risk of disruption to our ongoing operations due to the Merger;

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the impact of evolving market dynamics, economic conditions, and industry competition on our business;

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changes in applicable laws, regulations or accounting standards;

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material reductions in our liquidity or a limitation on our access to capital markets;

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potential adverse effects from cybersecurity incidents or other operational disruptions;

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uncertainties relating to the geoeconomic environment, including interest rates, inflation, and consumer travel behavior; and

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other risk factors as detailed from time to time in our periodic reports filed with the SEC, such as our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC, including the risks and uncertainties set forth in or incorporated by reference into this proxy statement in the section entitled “Risk Factors.” See “Where You Can Find More Information.”

No assurance can be given that the Merger or the Arrangement will be completed. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement or as of the date of the documents incorporated by reference, as applicable.
These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of management’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors that management believes to be appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this proxy statement could cause our plans with respect to the Merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

RISK FACTORS
Shareholders should carefully consider the following risk factors in evaluating whether to vote to approve the Arrangement Agreement and the transactions contemplated thereby, including the Merger and the Arrangement. These factors should be considered in conjunction with the other information included in or incorporated by reference into this proxy statement, including the risks factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under the heading “Risk Factors.” See “Where You Can Find More Information.”
Risks Related to the Merger
The number of Goldgroup Shares that our shareholders will receive as Merger Consideration will be based on a fixed Exchange Ratio, which will not be adjusted to reflect changes in the market value of Goldgroup Shares or Company Shares prior to consummation of the Merger.
As consideration for the Merger, each Company Share will be transferred to Goldgroup in exchange for 1.4476 Goldgroup Shares (which shall automatically be adjusted to a number of Goldgroup Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio) at the Effective Time. Notwithstanding the foregoing, the Exchange Ratio is otherwise fixed and will not adjust upwards to compensate for changes in the price of Company Shares or Goldgroup Shares prior to the Effective Time. Share price changes may result from a variety of factors, including changes in the business, operations, or prospects of us or Goldgroup, market assessments of the likelihood that the transactions will be completed, the timing of the transactions, regulatory considerations, general market and economic conditions, and other factors. Shareholders are urged to obtain current market quotations for Company Shares and Goldgroup Shares. See “Comparative Market Price Data and Dividend Information” for additional information on the market value of Company Shares and Goldgroup Shares.
Certain of our executive officers and directors have interests in the Merger that are different from, or in addition to, those of our shareholders.
In evaluating the Merger, our shareholders should be aware that certain executive officers and directors may have financial or other interests that differ from or are in addition to those of other shareholders generally. These interests may include indemnification and insurance arrangements. The Company Board was aware of these interests and considered them, among other things, in evaluating and approving the Arrangement Agreement and the Merger and in recommending that our shareholders approve the Merger Proposal. See “The Merger — Interests of Our Directors and Executive Officers in the Merger.”
The Merger is subject to multiple closing conditions, some or all of which may not be satisfied or completed on a timely basis, if at all. Failure to complete the Merger in a timely manner or at all could have adverse effects on us.
The obligations of the parties to consummate the Merger are subject to a number of conditions, including, among others, compensation conditioned on employment termination, approval of the Merger Proposal by our shareholders, approval of the Arrangement by Goldgroup’s shareholders, the absence of any legal prohibition to the completion of the Merger and the Arrangement, and certain regulatory approvals, which make the completion and timing of the completion of the Merger uncertain. See “The Arrangement Agreement — Conditions to the Merger and the Arrangement” and “The Arrangement Agreement — Closing of the Merger and the Arrangement” for a more detailed discussion regarding conditions to the closing of the Merger. Failure to satisfy one or more of these conditions, some of which are beyond the control of the parties, could delay or prevent the Merger from being completed.
If the Merger is not completed, our ongoing business, financial condition, operating results, and stock price may be materially adversely affected. Without realizing any of the benefits of having completed the Merger, we will be subject to a number of risks, including, but not limited to, the following:
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the market price of Company Shares could decline to the extent that the current market price reflects a market assumption that the Merger will be completed;

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we may be required to pay a termination fee to Goldgroup under certain circumstances (see “— The Arrangement Agreement contains termination rights and may require us to pay a termination fee” below);

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if the Merger is terminated, there is no assurance that we will be able to secure a comparable or more favorable alternative transaction;

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management time and resources devoted to the Merger, including matters relating to integration planning, may divert attention from other strategic priorities or operational needs;

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the announcement or failure of the Merger may trigger negative reactions from the financial markets, customers, suppliers or employees, potentially impacting operations or relationships; and

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we will be required to pay incurred costs relating to the Merger, such as legal, accounting, financial advisory and printing fees, whether or not the Merger is completed.

In addition, a failure to complete the Merger could result in litigation related to the termination or enforcement of the Arrangement Agreement, which could be costly and disruptive. The materialization of any of these risks could adversely impact our ongoing business, financial condition, operating results and stock price. Similarly, delays in the completion of the Merger could, among other things, result in additional transaction costs, loss of revenue or other negative effects associated with uncertainty about completion of the Merger.
We may waive one or more of the conditions to the Merger without resoliciting shareholder approval.
We may determine to waive, in whole or in part, one or more of the conditions to our obligations to complete the Merger to the extent permitted by applicable laws. We will evaluate the materiality of any such waiver and its effect on our shareholders in light of the facts and circumstances at the time to determine whether any amendment of this proxy statement and re-solicitation of proxies is required or warranted. In some cases, if the Company Board determines that such a waiver is warranted but that such waiver or its effect on its shareholders is not sufficiently material to warrant re-solicitation of proxies, we have the discretion to complete the Merger without seeking further shareholder approval. Any determination whether to waive any condition to the Merger or as to re-soliciting shareholder approval or amending this proxy statement as a result of a waiver will be made by us at the time of such waiver based on the facts and circumstances as they exist at that time.
We will incur significant non-recurring costs related to the Merger.
We expect to incur significant non-recurring costs in connection with the Merger. Certain non-recurring costs will be incurred regardless of whether the Merger is consummated. These include, but are not limited to, fees paid to legal, financial and accounting advisors, and proxy solicitation firms, filing fees and printing costs.
The Merger is conditioned upon certain regulatory approvals, which, if delayed, not granted or granted with unacceptable conditions, could prevent, substantially delay or impair completion of the Merger, result in additional expenditures of money and resources or reduce the anticipated benefits of the Merger.
These closing conditions to the Merger include, among others, the receipt of all required regulatory, court, and stock exchange approvals (including the TSXV and the Court). We received unconditional approval from the Mexican National Antitrust Commission in respect of the Merger on April 27, 2026. The terms and conditions of any regulatory approvals, consents, or clearances that are granted may impose requirements, limitations, or costs or place restrictions on the conduct of the combined company’s business following the completion of the Merger. In addition, we and Goldgroup have agreed to use our commercially reasonable efforts, subject to certain qualifiers, to obtain required regulatory approvals, consents, and clearances and therefore may be required to comply with certain conditions, terms, obligations, or restrictions imposed by applicable governmental authorities on our respective businesses. There can be no assurance that such conditions, terms, obligations, or restrictions will not have the effect of delaying the completion of the Merger, imposing additional material costs on either party, or materially limiting the revenue, or otherwise adversely affecting the performance of, the combined company following the completion of the Merger. See “The Arrangement Agreement — Conditions to the Completion of the Merger and the Arrangement” for a discussion of the conditions to the completion of the transactions and “The Merger and the Arrangement — Regulatory Approvals” for a discussion of required regulatory approvals.
The Arrangement Agreement contains provisions that limit our ability to pursue alternatives to the Merger and could discourage a potential competing acquiror from making a favorable alternative transaction proposal.
The Arrangement Agreement contains certain provisions that restrict our ability to initiate, encourage, seek or solicit, knowingly facilitate or, subject to certain exceptions, engage in discussions or negotiations with respect to, or approve or recommend, an Acquisition Proposal (as defined in “The Arrangement Agreement — No Solicitation”).
These provisions could discourage potential third-party acquirers or merger partners from considering or proposing an alternative transaction involving all or a significant portion of us, even if they were prepared to pay consideration with a higher per share value than the value proposed to be received or realized in the Merger, or might otherwise result in a potential third-party acquirer proposing to pay a lower price to our shareholders than they might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances.
The Arrangement Agreement contains termination rights and may require us to pay a termination fee.
The Arrangement Agreement includes mutual termination rights for both parties. It also provides that we may be required to pay a $5.0 million termination fee to Goldgroup under certain circumstances, including if the Company Board changes its recommendation to shareholders to vote in favor of the Merger or approves a Company Superior Proposal (as defined in “The Arrangement Agreement — No Solicitation”). The existence of this fee may discourage competing proposals and could result in additional financial obligations for us if the Merger is not completed. See “The Arrangement Agreement — Termination.”
There is a risk of business disruption and loss of key personnel during the pendency of the Merger.
The announcement and pendency of the Merger may adversely impact relationships with customers, suppliers, and employees. We may experience disruption in operations or the departure of key personnel, which could impair our performance prior to or after the Merger. Accordingly, no assurance can be given that we will be able to retain key employees to the same extent that we have been able to in the past.
Under the terms of the Arrangement Agreement, each party is subject to certain restrictions on the conduct of business prior to completing the Merger, which may adversely affect the ability to pursue certain business opportunities that arise prior to the closing of the Merger or to execute certain business strategies. Such limitations could adversely affect our businesses and operations prior to the completion of the Merger. See “The Arrangement Agreement — Covenants — Conduct of Business.” Each of the risks described herein may be exacerbated by delays or other adverse developments with respect to the completion of the Merger.
The opinion of our financial advisor will not reflect changes in circumstances between the signing of the Arrangement Agreement and the completion of the Merger.
We have received an opinion from our financial advisor, ATB Cormark, in connection with the signing of the Arrangement Agreement. We have not obtained any updated opinion from ATB Cormark as of the date of this proxy statement. ATB Cormark’s opinion was based on information available at the time it was delivered. Changes in our operations or prospects, as well as market or economic conditions, could materially affect our value by the time the Merger is completed. The opinion speaks only as of its date and does not reflect any development after that time, including those that may occur prior to the completion of the Merger. Because we do not currently anticipate asking ATB Cormark to update its opinion, the opinion will not address the fairness of the Merger Consideration, from a financial point of view, at the time the Merger is completed. The Company Board’s recommendation that our shareholders vote “FOR” approval of the Merger Proposal, “FOR” the Merger-Related Compensation Proposal, and “FOR” the Adjournment Proposal, however, is made as of the date of this proxy statement.

For a description of the opinion that we received from ATB Cormark, see “The Merger — Opinion of Our Financial Advisor.” A copy of the opinion of ATB Cormark is attached as Annex D to this proxy statement.
Potential litigation against the parties in relation to the Merger could result in substantial costs, an injunction preventing the completion of the Merger, and/or a judgment resulting in the payment of damages.
Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into merger agreements. Even if such a lawsuit is unsuccessful, defending against these claims can result in substantial costs. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. These lawsuits could prevent or delay the completion of the Merger. We may also incur additional costs, including expenses related to the indemnification of our directors and officers. There is no assurance that we will prevail in any such litigation.
Our shareholders are not entitled to appraisal rights in connection with the Merger.
Appraisal rights are statutory rights that enable shareholders to dissent from certain extraordinary transactions, such as certain mergers, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the applicable transaction. In accordance with the CCAA, no appraisal rights will be available to holders of Company Shares in connection with the Merger. See “The Merger and the Arrangement — Appraisal Rights.”
Existing Gold Resource shareholders will have a significantly reduced ownership and voting interest after the Merger and will exercise less influence over the policies of Goldgroup following the Merger than they now have over our policies.
Upon completion of the Merger, each Gold Resource shareholder and each Goldgroup shareholder will become a shareholder of Goldgroup with a percentage ownership of Goldgroup that is smaller than such holder’s current percentage ownership of Gold Resource or Goldgroup, respectively, immediately prior to the Merger. Following completion of the Merger and the Arrangement, our current shareholders are expected to own approximately 40% of Goldgroup on a fully diluted in-the-money basis and current Goldgroup shareholders are expected to own approximately 60%. The exact equity stake of Gold Resource shareholders and Goldgroup shareholders in Goldgroup immediately following the Merger will depend on the number of Company Shares and Goldgroup Shares issued and outstanding immediately prior to the Merger. Additionally, in accordance with the Arrangement Agreement, the board of directors of the combined company will be comprised of five directors upon closing, of which three directors are to be selected by Goldgroup and two directors are to be selected by us. See “The Arrangement Agreement —  Covenants — Officers and Directors upon Completion of the Merger” for additional details on the prospective director appointees. Accordingly, our shareholders and Goldgroup shareholders will have less influence on the management and policies of Goldgroup than they now have on the management and policies of each respective company, as applicable.
Goldgroup Shares to be received by our shareholders upon completion of the Merger will have different rights from Company Shares.
Upon completion of the Merger, our shareholders will become shareholders of Goldgroup and their rights as shareholders of Goldgroup will be governed by the terms of Goldgroup’s notice of articles and articles. The terms of Goldgroup’s notice of articles and articles are, in some respects, materially different than the terms of our articles of incorporation and our bylaws, each as amended, which currently govern the rights of our shareholders. See “Comparison of Rights of Holders of Company Shares and Goldgroup Shares” for a discussion of the different rights associated with Company Shares and Goldgroup Shares.
The unaudited pro forma condensed combined financial information included in this proxy statement is presented for illustrative purposes only and does not represent the actual financial position or results of operations of the Company following the completion of the Merger.
The unaudited pro forma condensed combined financial statements contained in this proxy statement are presented for illustrative purposes only, contain a variety of adjustments, assumptions and preliminary estimates and do not represent the actual financial position or results of operations of the Company or Goldgroup prior to the Merger or that of the combined company following the Merger. Our future results may differ, possibly materially, from the unaudited pro forma combined financial information presented in this proxy statement. See “Unaudited Pro Forma Condensed Combined Financial Statements.”
While the parties anticipate that the executive management team of the Company immediately prior to the Effective Time will become the executive officers of the combined company, it is not a condition to the closing of the Merger.
Under the Arrangement Agreement, Goldgroup, in consultation with the Company, shall determine the composition of the management team to be implemented following completion of the Arrangement prior to the closing of the Merger. However, while Goldgroup and the Company currently anticipate that the executive management team of the Company immediately prior to the Effective Time will become the executive officers of the combined company, there can be no assurance that the anticipated management structure will be implemented as currently expected. The composition of the executive officers of the combined company is not a condition to the closing of the Merger, and there can be no assurance that the anticipated management structure will be implemented as currently expected.
The Internal Revenue Service (“IRS”) may not agree with the conclusion that Goldgroup should be treated as a foreign corporation for U.S. federal income tax purposes following the transaction.
Although Goldgroup is incorporated in Canada, the IRS may assert that it should be treated as a U.S. corporation (and, therefore, a U.S. tax resident) for U.S. federal income tax purposes pursuant to Section 7874 of the Code. A corporation is generally considered a tax resident in the jurisdiction of its organization or incorporation for U.S. federal income tax purposes. Because Goldgroup is a Canadian incorporated entity, it would generally be classified as a foreign corporation (and, therefore, a non-U.S. tax resident) under these rules. Section 7874 provides an exception pursuant to which a foreign incorporated entity may, in certain circumstances, be treated as a U.S. corporation for U.S. federal income tax purposes.
Under Section 7874, Goldgroup would be treated as a foreign corporation for U.S. federal income tax purposes if the former shareholders of the Company own (within the meaning of Section 7874) less than 80% (by both vote and value) of Goldgroup stock by reason of holding shares in Gold Resource (the “ownership test”). The Company shareholders are expected to own less than 80% (by both vote and value) of the shares in Goldgroup after the Merger by reason of their ownership of Company Shares. As a result, under current law, Goldgroup is expected to be treated as a foreign corporation for U.S. federal income tax purposes. However, there can be no assurance that there will not exist in the future a subsequent change in the facts or in law which might cause Goldgroup to be treated as a domestic corporation for U.S. federal income tax purposes, including with retroactive effect.
Further, there is limited guidance regarding the application of Section 7874 of the Code, including with respect to the provisions regarding the application of the ownership test. Therefore, there can be no assurance that the IRS will agree with the position that the ownership test is satisfied.
Section 7874 of the Code could limit the Company’s and its U.S. affiliates’ ability to utilize certain U.S. tax attributes to offset certain U.S. taxable income, if any, generated by certain specified transactions for a period of time following the transaction.
Following the acquisition of a U.S. corporation by a foreign corporation, Section 7874 of the Code may limit the ability of the acquired U.S. corporation and its U.S. affiliates to utilize certain U.S. tax attributes (such as net operating losses) to offset U.S. taxable income resulting from certain transactions. Based on the limited guidance available, the Company currently expects that following the transaction, this limitation will not apply. However, there can be no assurance that the IRS will agree with this position.
If Goldgroup is, or becomes, a “passive foreign investment company,” adverse U.S. federal income tax consequences may result for U.S. shareholders of Goldgroup.
U.S. holders of Goldgroup Shares should be aware that Goldgroup believes it was not classified as a passive foreign investment company (“PFIC”) for its tax year ended December 31, 2025, and based on current business plans and financial expectations, Goldgroup expects that it will not be a PFIC for the current tax year. Goldgroup has not made any determination as to its PFIC status for future tax years. PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question, and is determined annually. Consequently, there can be no assurance that Goldgroup will not become a PFIC for any tax year during which U.S. holders own Goldgroup Shares.
If Goldgroup is a PFIC for any year during a U.S. holder’s holding period, then such U.S. holder generally will be required to treat any gain realized upon a disposition of Goldgroup Shares, or any “excess distribution” received on its Goldgroup Shares, as ordinary income, and to pay an interest charge on a portion of such gain or distribution, unless the U.S. holder makes a timely and effective “qualified electing fund” election (“QEF Election”) or a “mark-to-market” election with respect to its Goldgroup Shares. A U.S. holder who makes a QEF Election generally must report on a current basis its share of Goldgroup’s net capital gain and ordinary earnings for any year in which Goldgroup is a PFIC, whether or not Goldgroup distributes any amounts to its shareholders. However, U.S. holders should be aware that there can be no assurance that Goldgroup will satisfy the record keeping requirements that apply to a QEF, or that Goldgroup will supply U.S. holders with information that such U.S. holders require to report under the QEF Election rules, in the event that Goldgroup is a PFIC and a U.S. holder wishes to make a QEF Election. Thus, U.S. holders may not be able to make a QEF Election with respect to their Goldgroup Shares. A U.S. holder who makes a mark-to-market election generally must include as ordinary income each year the excess of the fair market value of the Goldgroup Shares over the taxpayer’s basis therein. Each U.S. holder should consult its own tax advisors regarding the PFIC rules and the U.S. federal income tax consequences of the Merger and the acquisition, ownership, and disposition of Goldgroup Shares.
The Merger is expected to result in an ownership change for the Company under Section 382 of the Code, potentially limiting the use of certain of the Company’s tax attributes in future years.
Under Section 382 of the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change tax attributes (such as net operating losses) to offset its post-change income and taxes may be limited. In general, an “ownership change” occurs if there is a cumulative change in ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. The Merger is expected to result in an ownership change under Section 382 of the Code for the Company, potentially limiting the use of the Company’s tax attributes in future taxable years for U.S. federal income tax purposes. These limitations may affect the timing of when these tax attributes can be used which, in turn, may impact the timing of when cash is used to pay the taxes of the Company and have a negative impact on the Company’s financial position and results of operations. In addition, the Company’s ability to use its tax attributes will be dependent on its ability to generate taxable income.
Risks Related to the Company
You should read and consider the risk factors specific to our business and operations. These risks are described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference into this proxy statement, and in other documents that are incorporated by reference into this proxy statement. See “Where You Can Find More Information” for the location of information incorporated by reference into this proxy statement.
Risks Related to Goldgroup
Exploration, development and mining of metals involve numerous inherent risks. As such, Goldgroup is subject to various financial, operational and political risks that could have a significant impact on its profitability and levels of operating cash flows. Such risk factors, some of which are discussed herein, could materially affect the value of Goldgroup’s assets and future operating results of Goldgroup, including the value of the Goldgroup Shares.
An investment in the securities of Goldgroup should be considered speculative due to the nature of the business in which Goldgroup is engaged, the limited extent of Goldgroup’s assets, Goldgroup’s state of development and the degree of its reliance upon the expertise of management. Specifically, in evaluating an investment in any of its securities the following risk factors should be given special consideration:

Financial and Operational Risks
There is no guarantee that Goldgroup will enter into profitable agreements and earn a profit from operations.
Goldgroup’s expected operating costs and expenditures, economic returns and other projections from a mining project, which are contained in any technical reports or other studies prepared for or by Goldgroup, are based on assumed or estimated future metals prices, cut-off grades, operating costs, capital costs, and expenditures and other factors that each may prove to be inaccurate. Therefore, such studies and reports may prove to be unreliable.
For example, significant declines in market prices for base and precious metals or extended periods of inflation would have an adverse effect on any economic projections. In addition, any material reduction in estimates of mineralization or increases in capital costs and expenditures, or in Goldgroup’s ability to maintain a projected budget or renew a particular mining permit, could also have a material adverse effect on projected production schedules and economic returns, as well as on Goldgroup’s overall results of operations or financial condition.
There is also a risk that rising costs for labor and material could have an adverse impact on forecasted construction costs and that shortages of labor and material could have a negative impact on any mine development schedule.
Goldgroup’s operating costs are affected by the cost of commodities and goods such as steel, fuel, electrical power and supplies, including tires and reagents. Management of Goldgroup prepares its cost and production guidance and other forecasts based on its review of current and estimated future costs, and management assumes that the materials and supplies required for operations will be available for purchase. An increase in any of these costs, or a lack of availability of commodities and goods, may have an adverse impact on Goldgroup’s financial condition.
There are significant uncertainties and risks related to the development of Goldgroup’s projects.
Goldgroup is subject to inherent uncertainties and risks related to the development and potential construction of its projects, the principal of which include:
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hiring of key personnel for construction and commissioning;

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availability and timely delivery of critical equipment;

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delays associated with contractors;

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budget overruns due to changes in the cost of fuel, power, materials and supplies; and

potential opposition from non-governmental organizations, environmental groups or local groups which may delay or prevent activities.
It is common in new mining operations to experience such unexpected costs, problems and delays during construction, development and mine start-up. In addition, delays in the commencement of mineral production often occur. Accordingly, there can be no assurance that Goldgroup’s activities will result in profitable mining operations.
Calculations of mineral resources are estimates and are subject to uncertainty.
Goldgroup’s calculations of mineral resources are estimates and depend upon geological interpretation and statistical inferences drawn from drilling and sampling analysis, which may prove to be inaccurate. Actual recoveries of gold from mineralized material may be lower than those indicated by test work. Any material changes in the quantity of mineralization, grade or stripping ratio, may affect the economic viability of Goldgroup’s properties.
In addition, there can be no assurance that metal recoveries in small-scale laboratory tests will be duplicated in larger scale tests under on-site conditions or during production. Notwithstanding pilot plant tests for metallurgy and other factors, there remains the possibility that the ore may not react in commercial production in the same manner as it did in testing. Mining and metallurgy are inexact sciences and, accordingly, there always remains an element of risk that a mine may not prove to be commercially viable.
Until a deposit is actually mined and processed, the quantity of mineral resources and grades must be considered as estimates only. In addition, the quantity of mineral resources may vary depending on, among other things, metal prices, cut-off grades and operating costs. Any material change in quantity of mineral resources or grade may affect the economic viability of Goldgroup’s mining projects.
There are no assurances of future economical production.
There can be no assurances for future gold production at any of Goldgroup’s mineral projects, which would be considered economical. Goldgroup has concentrated on bringing improved efficiency into the operations to allow profitability at lower metal prices.
Exploration at Goldgroup’s projects may not be successful.
There can be no assurance that any mineral resources can be identified or mined profitably on any of Goldgroup’s properties in the future. Ultimately, economic factors beyond Goldgroup’s control may result in its mines being unable to operate at a profit.
General economic conditions may adversely affect Goldgroup’s growth and profitability.
Recent events in global financial markets have had a profound impact on the global economy. Many industries, including the precious and base metals mining industry, are impacted by these market conditions. Some of the key impacts of the current financial market turmoil include contraction in credit markets resulting in a widening of credit risk, devaluations and high volatility in global equity, commodity, foreign exchange and precious metal markets, and a lack of market liquidity. A continued or worsened slowdown in the financial markets or other economic conditions, including, but not limited to, consumer spending, employment rates, business conditions, inflation, fuel and energy costs, consumer debt levels, lack of available credit, the state of the financial markets, interest rates, and tax rates may adversely affect Goldgroup’s growth and profitability.
Goldgroup will require additional capital to finance other acquisitions and current projects. If Goldgroup obtains debt financing, it will be exposed to the risk of leverage and its operations could become subject to restrictive loan and lease covenants and undertakings. If Goldgroup obtains equity financing, existing shareholders may suffer dilution. There can be no assurance that Goldgroup would be successful in overcoming these risks or any other problems encountered in connection with such financings. Goldgroup anticipates that further financing will be required for its projects to be successful.
Changes in the market price of gold and other metals, which in the past have fluctuated widely, could negatively affect the profitability of Goldgroup’s operations and financial condition.
The commercial viability of Goldgroup’s properties is dependent on, among other things, the market price of gold and other base and precious metals. Depending on the price to be received for any minerals produced, Goldgroup may determine that it is impractical to continue commercial production at its properties. A reduction in the market price of gold and other base and precious metals may prevent Goldgroup’s properties from being economically mined or result in the write-off of assets whose value is impaired as a result of low metals prices.
The market price of gold and other base and precious metals is volatile and is impacted by numerous factors beyond Goldgroup’s control, including, among others:
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international economic and political conditions;

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expectations of inflation or deflation;

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national currency exchange rates;

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the imposition of tariffs;

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international economic and political conditions;

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interest rates;

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global or regional consumptive patterns;

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speculative activities;

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levels of supply and demand;

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increased production due to new mine developments;

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decreased production due to mine closures;

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improved mining and production methods;

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availability and costs of metal substitutes;

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metal stock levels maintained by producers and others; and

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inventory carrying costs.

The effect of these factors on the price of precious and base metals cannot be accurately predicted, and there can be no assurance that the market price of these metals will remain at current levels or that such prices will improve. A decrease in the market price of gold and other base and precious metals could affect Goldgroup’s ability to finance the exploration and development of its properties, which would have a material adverse effect on its business, financial condition, results of operations and prospects.
Goldgroup will need to raise additional capital.
Goldgroup will need to raise additional capital to fund future property option payments, acquisitions or joint ventures. Additional capital may not be available, at such times or in amounts, as needed. Even if capital is available, it might be on adverse terms. There can be no assurance that unforeseen developments or circumstances will not alter Goldgroup’s requirements for capital. Any additional equity financing will be dilutive to Goldgroup’s shareholders. If access to sufficient capital is not available as and when needed, Goldgroup’s business may be impaired.
There can be no guarantee that Goldgroup’s title to its properties will not be challenged.
Although Goldgroup has received or will receive title opinions for any properties in which it has a material interest, there is no guarantee that title to such properties will not be challenged or impugned. Goldgroup’s properties may be subject to prior unregistered agreements or transfers or native land claims, and title may be affected by unidentified or unknown defects. Goldgroup has conducted as thorough an investigation as possible on the title of properties that it has acquired or will be acquiring to be certain that there are no other claims or agreements that could affect its title to the properties.
Goldgroup’s operations are subject to political and country risk.
Goldgroup conducts, or will conduct, exploration, development and production activity in Mexico. These operations are potentially subject to a number of political, social, economic and other risks. Goldgroup is not able to quantify the impact of political, social, economic or other risks on its future financial position, including:
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the cancellation or renegotiation of contracts;

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changes in foreign laws or regulations;

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changes in tax laws;

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royalty and tax increases or claims by governmental entities;

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retroactive tax or royalty claims;

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the expropriation or nationalization of property;

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inflation of costs that is not compensated by a currency devaluation;

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restrictions on the remittance of dividend and interest payments offshore;

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environmental controls and permitting;

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risks of loss due to civil strife, acts of war, guerrilla activities, insurrection and terrorism; and

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other risks arising out of foreign sovereignty over the areas in which Goldgroup’s operations are conducted.

Such risks could potentially arise in any country in which Goldgroup operates. Furthermore, in the event of a dispute arising from such activities, Goldgroup may be subject to the exclusive jurisdiction of courts outside North America or may not be successful in subjecting persons to the jurisdiction of the courts in North America, which could adversely affect the outcome of a dispute.
Goldgroup is subject to government regulation.
Operations, development and exploration on Goldgroup’s properties are affected to varying degrees by political stability and government regulations relating to such matters as environmental protection, health, safety and labor, mining law reform, tax increases, maintenance of claims, tenure, and expropriation of property. There is no assurance that future changes in such regulations, if any, will not adversely affect Goldgroup’s operations. The activities of Goldgroup require licenses and permits from various governmental authorities. While Goldgroup currently believes that it has been granted the requisite licenses and permits to enable it to carry on its existing business and operations, there can be no assurance that Goldgroup will be able to obtain all the necessary licenses and permits which may be required to carry out exploration, development and mining operations for its projects.
Goldgroup may not have adequate land and/or surface rights.
Goldgroup may require additional surface rights to exploit the resources on its properties. Goldgroup will require access to additional land beyond that currently owned, which will require negotiations with private landowners for the additional ownership and/or surface rights in order for Goldgroup to fully operate. Surface rights may also be regulated and restricted by applicable law. There is no assurance that Goldgroup will be able to obtain the required surface rights or negotiate successfully with private landowners to allow it to develop its properties and establish commercial mining operations on a timely basis.
Goldgroup is subject to environmental risks and other hazards.
All phases of a company’s mining operations are typically subject to environmental regulation in the various jurisdictions in which a company operates. Environmental legislation in many countries is evolving, and the trend has been toward stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and increasing responsibility for companies and their officers, directors and employees.
Compliance with environmental laws and regulations may require significant capital outlays on behalf of Goldgroup and may cause material changes or delays in its intended activities. There can be no assurance that future changes in environmental regulations will not adversely affect Goldgroup’s business, and it is possible that future changes in these laws or regulations could have a significant adverse impact on some portion of Goldgroup’s business, causing Goldgroup to re-evaluate those activities at that time.
Mining involves various other types of risks and hazards, including industrial accidents; metallurgical and other processing problems; unusual or unexpected rock formations; structural cave-ins or slides; flooding; fires; metals losses; and periodic interruptions due to inclement or hazardous weather conditions.
These risks could result in damage to, or destruction of, mineral properties, production facilities or other properties, personal injury, death to contractors or employees, delays in mining, increased production costs, monetary losses and possible legal liability. Goldgroup may be subject to liability for clean-up work. Goldgroup currently carries insurance to protect against certain risks in such amounts as it considers adequate. Risks not insured include environmental pollution and mine flooding. Therefore, Goldgroup may suffer a material adverse impact on its business if it incurs losses related to any significant events that are not covered by its insurance policies.

Goldgroup depends on key management personnel and may not be able to attract and retain qualified personnel.
Goldgroup is dependent on a number of key management personnel, including the services of certain key employees. Goldgroup’s ability to manage its operations, exploration and development activities, and hence its success, will depend in large part on the ability to retain current personnel and attract and retain new personnel, including management, technical and unskilled workforce. The loss of the services of one or more key management personnel could have a material adverse effect on Goldgroup’s ability to manage and expand its business.
Goldgroup may experience growth in its number of employees or contractors as a result of its growth strategy. This growth will place substantial demands on Goldgroup and its management. Goldgroup’s ability to recruit and assimilate new personnel will be critical to its performance. Goldgroup will be required to recruit additional personnel and to train, motivate and manage its employees and contractors. The international mining industry is very active, and Goldgroup is facing increased competition for personnel in all disciplines and areas of operation, and there can be no assurance that it will be able to retain current personnel and attract and retain new personnel.
Goldgroup faces operating hazards and risks relating to its properties.
Mining operations generally involve a high degree of risk, which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Hazards such as unusual or unexpected formations and other conditions can occur. Operations in which Goldgroup has a direct or indirect interest will be subject to all the hazards and risks normally incidental to exploration, development and production of precious and base metals, any of which could result in work stoppages, damage to or destruction of mines and other producing facilities, damage to life and property, environmental damage and possible legal liability for any or all damages. Goldgroup may become subject to liability for pollution, cave-ins or hazards against which it cannot insure or against which it may elect not to insure. Any compensation for such liabilities may have a material, adverse effect on Goldgroup’s financial position.
Goldgroup’s directors and officers may have conflicts of interest.
Certain of the directors and officers of Goldgroup also serve as directors and/or officers of other companies involved in natural resource exploration and development, and consequently there exists the possibility for such directors and officers to be in a position of conflict.
Goldgroup may experience problems integrating new acquisitions.
Goldgroup’s success at completing future acquisitions will depend on a number of factors, including, but not limited to, identifying acquisitions that fit its strategy, negotiating acceptable terms with the seller of the business or property to be acquired and obtaining approval from regulatory authorities in the jurisdictions of the business or property to be acquired. Any positive effect on Goldgroup’s results from its acquisitions will depend on a variety of factors, including, but not limited to, assimilating the operations of an acquired business or property in a timely and efficient manner, maintaining financial and strategic focus while integrating the acquired business or property, implementing uniform standards, controls, procedures and policies at the acquired business, as appropriate, and to the extent that Goldgroup makes an acquisition outside of markets in which it has previously operated, conducting and managing operations in a new operating environment.
The mining industry is subject to intense competition.
Significant competition exists for the acquisition of properties producing or capable of producing gold or other metals. Goldgroup may be at a competitive disadvantage in acquiring additional mining properties because it must compete with other individuals and companies, many of which have greater financial resources, operational experience and technical capabilities than does Goldgroup. Goldgroup may also encounter increasing competition from other mining companies in its efforts to hire experienced mining professionals. Increased competition could adversely affect Goldgroup’s ability to attract necessary capital funding or acquire suitable producing properties or prospects for mineral exploration in the future.

Goldgroup may be subject to theft.
Goldgroup is required to store precious metals, including gold bars, in and around its operating mines prior to their transportation to a refinery. The value of precious metals makes them an attractive target for theft. Although Goldgroup uses reasonable efforts to ensure that valuable assets are safely guarded and stored, there can be no assurance that such assets will not be the target of thefts in the future. Any theft of precious metals in the future could have a material adverse effect on Goldgroup’s business, financial condition and operations.
Goldgroup may be adversely affected by competition for water and by water shortages.
Goldgroup’s future operations require water, and its projects are located in regions where water is scarce. While Goldgroup believes it holds or will obtain sufficient water rights to support its future operations, future developments could limit the amount of water available to Goldgroup. New water development projects, or climatic conditions such as extended drought, could adversely affect Goldgroup. There can be no guarantee that Goldgroup will be successful in obtaining sufficient water rights.
There are uninsured risks and inadequate insurance coverage.
Goldgroup carries an industry standard level of insurance coverage based on its financial resources but does not carry insurance to protect against certain risks. Risks not insured against in each case include environmental pollution, earthquake damage, mine flooding, or other hazards against which mining exploration corporations cannot insure or against which it may elect not to insure because of high premium costs or other reasons. Failure to have insurance coverage for any one or more of such risks or hazards could have a material adverse effect on Goldgroup’s business, financial condition and results of operations. Due to the age of the mobile equipment and plant equipment, insurance coverage for such equipment has not been purchased.
The mining industry is subject to significant risks that could result in damage to, or destruction of, mineral properties or producing facilities, personal injury or death, environmental damage, delays in mining and monetary losses and possible legal liability. Goldgroup’s policies of insurance may not provide sufficient coverage for losses related to these or other risks. Goldgroup’s insurance does not cover all risks that may result in loss or damage and may not be adequate to reimburse Goldgroup for all losses sustained. The occurrence of losses or damage not covered by insurance could have a material and adverse effect on Goldgroup’s cash flows, results of operation and financial condition.
Goldgroup is subject to current legal proceedings and may become subject to additional future legal proceedings.
Goldgroup may become party to litigation or other adversary proceedings, with or without merit, in a number of jurisdictions. The cost of defending such claims may take away from management time and effort and if determined adversely to Goldgroup, may have a material and adverse effect on its cash flows, results of operation and financial condition. Goldgroup has an interest in DynaResource de Mexico, S.A. de C.V. (“DynaMexico”), which owns 100% of the high-grade gold exploration project, San José de Gracia (the “SJG Project”), located in the State of Sinaloa, Mexico, approximately 120 kilometres northeast of the coastal city of Los Mochis, straddling the Chihuahua border. The property consists of 34 mineral concessions covering approximately 69,000 hectares with no outstanding royalty or other applicable interests. The SJG Project is subject to an ongoing legal dispute between Goldgroup and DynaMexico’s parent company, DynaResource, Inc. (“DynaUSA,” together with DynaMexico, “DynaResource”). There can be no assurance that Goldgroup will be able to settle its dispute with DynaResource on favorable terms or at all.
Goldgroup ability to continue as a going concern may become an issue.
Goldgroup has experienced recurring operating losses, has an accumulated deficit and a working capital deficiency. Working capital is defined as current assets less current liabilities and provides a measure of the Company’s ability to settle liabilities that are due within one year with assets that are also expected to be converted into cash within one year. The continuing operations of the Company are dependent upon its ability to arrange additional financing and resolving current legal disputes. These matters result in material uncertainties that may cast doubt on Goldgroup’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern basis was not appropriate for these consolidated financial statements, then adjustments would be necessary in the carrying value of assets and liabilities, the reported revenues and expenses, and the classifications used in the statement of financial position.
Recent global issues, including political and economic conflicts, wars and the imposition of tariffs, in other regions have adversely affected workplaces, economies, supply chains, and financial markets globally. It is not possible for Goldgroup to predict the duration or magnitude of the adverse results of these issues and their effects on its business or results of operations this time.
Community relations and a license to operate are critical to Goldgroup’s operations.
Goldgroup’s relationship with the communities in which it operates are critical to ensure the future success of its existing operations and the construction and development of its projects. There is an increasing level of public concern worldwide relating to the perceived effect of mining activities on the environment and on communities impacted by such activities.
Certain non-governmental organizations (“NGOs”), some of which oppose globalization and resource development, are often vocal critics of the mining industry and its practices, including the use of cyanide and other hazardous substances in processing activities. Adverse publicity generated by such NGOs or others related to extractive industries generally, or Goldgroup’s operations specifically, could have an adverse effect on Goldgroup’s reputation or financial condition and may impact its relationship with the communities in which it operates.
While Goldgroup is committed to operating in a socially responsible manner, there is no guarantee that its efforts in this respect will mitigate this potential risk. Goldgroup has implemented extensive community relations and security and safety initiatives to anticipate and manage social issues that may arise at its operations.
There are risks relating to hiring outside contractors.
Goldgroup uses contractors for all mining-related activities. Such operations are subject to a number of risks, including reduced control over the aspects of the operations that are the responsibility of the contractor, injury and death to workers, failure of the contractor to perform under its agreement with Goldgroup, inability to replace the contractor if either party terminates the contract, interruption of operations in the event the contractor ceases operations due to insolvency or other unforeseen events, failure of the contractor to comply with applicable legal and regulatory requirements and the failure of the contractor to properly manage its workforce, resulting in labor unrest or employment issues.
There are risks related to archaeological sites.
Certain of Goldgroup’s projects and properties may be located on or near significant archaeological sites which could require Goldgroup to adjust its operations to minimize the impact on any such archaeological site. Goldgroup could potentially be found liable by applicable regulatory authorities if it were to damage any such archaeological sites.
Goldgroup is subject to foreign currency risks.
Goldgroup’s operations in Mexico make it subject to foreign currency fluctuations. Goldgroup’s operating expenses are primarily incurred in Mexican pesos in Mexico, and the fluctuation of the Canadian dollar in relation to the Mexican peso will consequently have an impact upon the profitability of Goldgroup and may also affect the value of Goldgroup’s assets and the amount of shareholders’ equity.
Goldgroup is subject to security issues.
Civil disturbances and criminal activities such as trespass, illegal mining, theft and vandalism can cause disruptions at certain of Goldgroup’s operations. Affected sites have taken measures to protect their employees, property and production facilities from these risks. Certain sites have engaged armed security personnel and cameras in sensitive areas, such as main entrances. The measures that have been implemented by

Goldgroup will not guarantee that such incidents will not continue to occur, and such incidents may halt or delay production, increase operating costs, result in harm to employees or trespassers, decrease operational efficiency, increase community tensions or result in criminal and/or civil liability for Goldgroup or its employees and/or financial damages or penalties.
The manner in which Goldgroup’s personnel respond to civil disturbances and criminal activities can give rise to additional risks where those responses are not conducted in a manner that is consistent with international standards relating to the use of force and respect for human rights. Goldgroup has implemented a number of significant measures and safeguards which are intended to ensure that its personnel understand and uphold these standards.
The implementation of these measures will not guarantee that personnel will uphold these standards in every instance. The failure to conduct security operations in accordance with these standards can result in harm to employees or community members, increase community tensions, reputational harm to Goldgroup and its partners or result in criminal and/or civil liability for Goldgroup or its employees and/or financial damages or penalties.
Land reclamation and mine closure requirements may be burdensome and costly.
Land reclamation and mine closure requirements are generally imposed on mining companies, such as Goldgroup, which require Goldgroup, among other things, to minimize the effects of land disturbance. Such requirements may include controlling the discharge of potentially dangerous effluents from a site and restoring a site’s landscape to its pre-exploration form.
The actual costs of reclamation and mine closure are uncertain and planned expenditures may differ from the actual expenditures required. Therefore, the amount that Goldgroup is required to spend could be materially higher than current estimates. Any additional amounts required to be spent on reclamation and mine closure may have a material adverse effect on Goldgroup’s financial performance, financial position and results of operations and may cause Goldgroup to alter its operations.
Although Goldgroup includes liabilities for estimated reclamation and mine closure costs in its financial statements, it may be necessary to spend more than what is projected to fund required reclamation and mine closure activities.
Risks Related to Goldgroup Shares
Global financial conditions are volatile.
Global financial conditions continue to be characterized as volatile. In recent years, global markets have been adversely impacted by various credit crises and significant fluctuations in fuel and energy costs and metals prices, including as a result of inflation rates, interest rates and significant fluctuations in commodity prices as a result of the ongoing military conflicts in the Middle East, the Russian invasion of Ukraine and the economic sanctions imposed on Russia in connection therewith. Many industries, including the mining industry, have been impacted by these market conditions. Global financial conditions remain subject to sudden and rapid destabilizations in response to international events, as government authorities may have limited resources to respond to future crises. A continued or worsened slowdown in the financial markets or other economic conditions, including but not limited to consumer spending, employment rates, business conditions, inflation, tariffs, supply chain disruptions, sovereign debt crises, fuel and energy costs, economic recession, consumer debt levels, lack of available credit, the state of the financial markets, interest rates and tax rates, may adversely affect Goldgroup’s growth and profitability. Future crises may be precipitated by any number of causes, including natural disasters, geopolitical instability (such as the Russian invasion of Ukraine and the ongoing conflicts in the Middle East), changes to energy prices or sovereign defaults. If increased levels of volatility continue or in the event of a rapid destabilization of global economic conditions, it may result in a material adverse effect on commodity prices, demand for metals, the strength and confidence in the U.S. dollar, availability of credit, investor confidence, and general financial market liquidity, all of which may adversely affect Goldgroup’s business and the market price of its securities, including the Goldgroup Shares.

Goldgroup has not paid dividends.
Goldgroup has not paid dividends in the past and given the nature and stage of its development, does not anticipate paying dividends in the foreseeable future.
An investment in Goldgroup is highly speculative.
An investment in the Goldgroup Shares carries a high degree of risk and should be considered as a speculative investment. Goldgroup has no history of earnings, limited cash reserves, a limited operating history, has not paid dividends, and is unlikely to pay dividends in the foreseeable future.
Goldgroup may need to raise additional financing.
Goldgroup’s ability to secure any required financing to sustain operations will depend in part upon prevailing capital market conditions, commodity prices and business success. There can be no assurance that Goldgroup will be successful in its efforts to secure any additional financing or additional financing on terms satisfactory to management. If additional financing is raised by issuance of additional Goldgroup Shares from treasury, control may change and shareholders may suffer dilution. If adequate funds are not available, or are not available on acceptable terms, Goldgroup may be required to scale back its current business plan or cease operating.
Business Risks
Goldgroup’s directors and officers may be subject to conflicts of interest.
Certain of Goldgroup’s directors and officers are, and may continue to be, involved in the mineral exploration industry through their direct and indirect participation in corporations, partnerships or joint ventures which are potential competitors of Goldgroup. Situations may arise in connection with potential acquisitions or opportunities where the other interests of these directors and officers may conflict with Goldgroup’s interests. Directors and officers with conflicts of interest will be subject to and must follow the procedures set out in applicable corporate and securities legislation, regulations, rules and policies. Notwithstanding this, there may be corporate opportunities which Goldgroup is not able to procure due to a conflict of interest of one or more of its directors or officers.
Changes in tax regulations may negatively impact Goldgroup.
Goldgroup strives to run its business in as tax efficient a manner as possible. It is incorporated in Canada, has material subsidiaries incorporated under the laws of Mexico and holds assets in Mexico, and therefore may be subject to taxation in multiple jurisdictions. The tax systems in certain of the jurisdictions where Goldgroup and its subsidiaries are incorporated and where Goldgroup does business are complicated and subject to change. For this reason, the possibility of future negative effects on the results of Goldgroup due to changes in tax regulations cannot be excluded. Repatriation of any future earnings to Canada from other jurisdictions may be subject to withholding taxes. Goldgroup has no control over withholding tax rates.
Internal controls cannot provide absolute assurance with respect to the reliability of financial reporting and financial statement preparation.
Internal controls over financial reporting are procedures designed to provide reasonable assurance that transactions are properly authorized, assets are safeguarded against unauthorized or improper use, and transactions are properly recorded and reported. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance with respect to the reliability of financial reporting and financial statement preparation.
Goldgroup’s operations are located in Mexico.
Goldgroup’s mineral properties and its operations are carried out in Mexico. The banking system and controls, legal and regulatory requirements applicable to companies conducting mineral exploration activities, local business culture and practices in Mexico are different from those in Canada. Although some members of management and the Goldgroup Board have previous experience working and conducting business in Mexico, the officers and directors of Goldgroup must rely, to a great extent, on Mexican legal counsel and local consultants and contractors retained by Goldgroup in order to keep abreast of material legal, regulatory and governmental developments as they pertain to and affect its business operations, and to assist Goldgroup with its governmental relations. Goldgroup also relies on the advice of local experts and professionals in connection with current and new regulations that develop in respect of banking, financing and tax matters in Mexico. Any developments or changes in such legal, regulatory or governmental requirements or in local business practices in Mexico are beyond Goldgroup’s control and may adversely affect its business.
There are uncertainties relating to enforcements of legal rights.
Goldgroup has material subsidiaries organized under the laws of Mexico. Given that the majority of its material assets are located outside of Canada, investors may have difficulty in effecting service of process within Canada or the United States and collecting from or enforcing against Goldgroup, any judgments issued by the Canadian or American courts or Canadian or American securities regulatory authorities and predicated on the civil liability provisions of Canadian or American securities legislation or other laws of Canada or the United States. Similarly, in the event a dispute arises in connection with Goldgroup’s foreign operations, Goldgroup may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdiction of courts in Canada or the United States.
Goldgroup’s operations depend on information technology (“IT”) systems.
Information systems and other technologies, including those related to Goldgroup’s financial and operational management, and its technical and environmental data, are an integral part of Goldgroup’s business activities. These IT systems could be subject to network disruptions caused by a variety of sources, including computer viruses, security breaches and cyberattacks, as well as disruptions resulting from incidents such as cable cuts, damage to physical plants, natural disasters, terrorism, fire, power loss, vandalism and theft. Goldgroup’s operations also depend on the timely maintenance, upgrade and replacement of networks, equipment, IT systems and software, as well as pre-emptive expenses to mitigate the risks of failures. Any of these and other events could result in IT system failures, delays or increase in capital expenses. The failure of IT systems or a component of IT systems could, depending on the nature of any such failure, adversely impact Goldgroup’s reputation and results of operations. Although to date Goldgroup has not experienced any material losses relating to cyber-attacks or other information security breaches, there can be no assurance that it will not incur such losses in the future. Goldgroup’s risk and exposure to these matters cannot be fully mitigated because of, among other things, the evolving nature of these threats. As a result, cyber security and the continued development and enhancement of controls, processes and practices designed to protect systems, computers, software, data and networks from attack, damage or unauthorized access remain a priority. As cyber threats continue to evolve, Goldgroup may be required to expend additional resources to continue to modify or enhance protective measures or to investigate and remediate any security vulnerabilities.
General Economic Risks
The global economy is subject to volatility that may negatively impact Goldgroup’s business.
Economic uncertainty in many parts of the world has adversely affected businesses and industries in almost every sector in more significant and unpredictable ways than in more stable economic times. Prolonged depressed economic conditions and volatility in the worldwide economy may continue to adversely affect individuals and institutions investing in junior mineral exploration and development companies, which could negatively affect Goldgroup’s business and prospects.
Goldgroup maintains cash and cash equivalents in accounts with major banks, and Goldgroup’s deposits at these institutions, may at times, exceed insured limits. Market conditions can impact the viability of these institutions. In the event of failure of any of the financial institutions where Goldgroup maintains its cash and cash equivalents, there can be no assurance that Goldgroup would be able to access uninsured funds in a timely manner or at all. Any inability to access or delay in accessing these funds could adversely affect Goldgroup’s business and financial position.
Goldgroup’s business and operations may be negatively impacted by global tariffs.
On February 1, 2025, the United States imposed broad-based tariffs at the rate of 25% on all goods exported from Canada and Mexico into the United States, which were to come into effect on March 4, 2025, and were subsequently amended to allow for an exemption on U.S. tariffs for any products of Canada and Mexico that are CUSMA-compliant. The situation has continued to evolve rapidly since such time, including pursuant to a variety of administrative and judicial proceedings.
Amendments and modifications to tariffs have already been, and may continue to be, implemented on an irregular and ad-hoc basis, which makes the determination of the impact on Goldgroup’s business difficult to predict. More broadly, these tariffs, and any changes to these tariffs or imposition of any new tariffs, taxes or import or export restrictions or prohibitions, could have a material adverse effect on the Canadian and Mexican economies, the Mexican mining industry and Goldgroup’s business and operations. Furthermore, there is a risk that the tariffs imposed by the United States on other countries will trigger a broader global trade war, which could have a material adverse effect on the Canadian, Mexican and global economies, and by extension the Canadian mining industry and Goldgroup.

PARTIES TO THE MERGER
Gold Resource Corporation
We are a gold and silver producer, developer, and explorer with operations centered on the Don David Gold Mine in Oaxaca, Mexico. Under the direction of an experienced board and senior leadership team, the Company’s focus is to unlock the significant upside potential of its existing infrastructure and large land position surrounding DDGM and to develop the Back Forty Project in Michigan, USA.
Our Company Shares are listed on the NYSE American under the symbol “GORO.” Our principal executive offices are located at 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111, and our telephone number is (303) 320-7708. Additional information about us is included in documents incorporated by reference in this proxy statement. See “Where You Can Find More Information” for additional information.
Goldgroup Mining Inc.
Goldgroup is a Canadian-based mining company with two gold mine properties in Mexico. The company has a 100% interest in the producing Cerro Prieto heap-leach gold mine located in the State of Sonora and, subject to final approval from the TSXV, has recently acquired Molimentales, which owns the concessions comprising the formerly producing San Francisco gold mine, located in the State of Sonora.
Goldgroup’s common shares are listed on the TSXV under the symbol “GGA” and quoted on the OTC market under the symbol “GGAZF.” Its head office is located at Suite 410, 1111 Melville Street, Vancouver, British Columbia, V6E 3V6, Canada, its registered and records office is located at Suite 2501, 550 Burrard Street, Vancouver, British Columbia, V6C 2B5, Canada and its telephone number is (604) 306-6867. See “Where You Can Find More Information” for additional information.
Goldgroup Merger Sub, Inc.
Merger Sub, a Colorado corporation, is a wholly owned subsidiary of Goldgroup that was formed solely for the purpose of facilitating the Merger. At the Effective Time, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of Goldgroup.
Merger Sub’s principal executive offices are located at Suite 410, 1111 Melville Street, Vancouver, British Columbia, V6E 3V6, Canada and its telephone number is (604) 306-6867. See “Where You Can Find More Information” for additional information.

THE MERGER AND THE ARRANGEMENT
Background of the Transaction
The Arrangement Agreement is the result of arm’s length negotiations between representatives of Goldgroup and Gold Resource and their respective advisors. The following is a summary description of the background, including meetings and deliberations, leading up to the announcement of the proposed Merger.
The Company Board regularly reviews and considers various strategic alternatives available to Gold Resource, including, from time to time, whether the continued execution of Gold Resource’s strategy as a stand-alone company or the possible sale of Gold Resource to, or a combination of Gold Resource with, a third party would offer the best avenue to maximize shareholder value.
In November 2023, the Company Board began to evaluate concerns regarding the performance of the Don David Gold Mine and the Company’s position as a single-mine producer. The Company Board decided to initiate a formal review of strategic alternatives aimed at enhancing long-term shareholder value. In connection with this strategic review process, the Company engaged ATB Cormark as its financial advisor and Davis Graham & Stubbs LLP (“Davis Graham”) as its legal counsel.
Over the course of the first half of 2024, as part of an awareness campaign, ATB Cormark and the Company contacted over twenty parties to evaluate interest in engaging in discussions regarding a potential strategic transaction with Gold Resource.
In February 2024, ATB Cormark contacted Francisco Javier Reyes de la Campa to apprise him of the Company’s strategic review process. Mr. Reyes is involved with several Mexican mining/exploration issuers and is also a former director of Goldgroup. Mr. Reyes also holds securities in Gold Resource. There were several meetings and discussions between Mr. Reyes and representatives of ATB Cormark.
In total, thirteen parties ultimately executed confidentiality agreements with Gold Resource as part of the awareness campaign. Gold Resource provided access to its confidential data room and facilitated a review of the Company’s assets and operations. None of these parties expressed firm interest in pursuing a strategic transaction with the Company.
By the end of the second quarter of 2024, no interested counterparty had been identified by ATB Cormark. The Company Board decided to terminate the engagement with ATB Cormark and the formal evaluation of strategic alternatives in order to focus on optimizing the Company’s operational performance. In August 2024, the Company announced the termination of its formal strategic review process. While the formal strategic review process terminated, the Company Board continued to evaluate opportunities for maximizing shareholder value.
In September 2024, Mr. Reyes met with Mr. Palmiere, the Company’s Chief Executive Officer, at the Precious Metals Summit at Beaver Creek, Colorado, and initiated a discussion regarding a potential transaction between Goldgroup and Gold Resource.
Although Mr. Reyes no longer held a formal position as a director or officer of Goldgroup at the time of his discussions with Mr. Palmiere, given his prior role, significant history and current Goldgroup share ownership, Mr. Reyes was empowered and authorized by the Goldgroup Board to assist in the evaluation and negotiation of a potential transaction with Gold Resource. During the initial discussions, Mr. Palmiere and Mr. Reyes discussed the potential future management of the combined company, with Mr. Reyes proposing that Gold Resource’s management team would be the management team of the combined company, including Mr. Palmiere serving as the combined company’s chief executive officer.
In August 2024, Goldgroup initiated the process of acquiring ownership of Molimentales, a Mexican company that was then subject to bankruptcy proceedings in Mexico. Molimentales owns the formerly producing San Francisco gold mine (the “San Francisco Mine”), located in Sonora, Mexico.
Throughout the second half of 2024, the Company dealt with significant operational challenges at DDGM. Equipment availability resulted in lower-than-expected production, and operational issues at the mill led to a reduction of throughput, all of which created a serious short-term liquidity concern for the

Company. In October 2024, the Company disclosed that it expected to require approximately $15 million in additional capital in order to obtain additional mining equipment, mill upgrades, and working capital. The Company noted that its inability to achieve its production estimates created substantial doubt about its ability to continue as a going concern. As a result of the liquidity challenges, the Company focused significant efforts during the last quarter of 2024 on evaluating all strategic options, including additional debt or equity financing sources and potential strategic transactions.
Goldgroup and Gold Resource executed a mutual non-disclosure agreement on November 11, 2024 and shared access to their respective data rooms. There were several meetings in November of 2024 to gauge potential interest in the possibility of a strategic transaction between Gold Resource and Goldgroup.
In mid-November, 2024, the Company was contacted by a TSX-listed junior mining company with an exploration-stage project in South America (“Company A”). On November 29, 2024, Gold Resource received an unsolicited offer from Company A. Although Company A had received an initial outreach from ATB Cormark in early 2024, there had been no substantive prior discussions regarding a potential transaction between Company A and the Company or ATB Cormark. The offer proposed a combination of Gold Resource and Company A at an exchange ratio of two Company shares for each one Company A share, thus valuing the Company at approximately $15.0 million. The offer further proposed that Company A would have the right to appoint an additional two members to the Company Board. Mr. Palmiere held several phone conversations with a representative of Company A over the following two weeks.
On December 2, 2024, Goldgroup submitted to Mr. Palmiere a draft non-binding letter of intent (the “Preliminary LOI”). Under the terms of the Preliminary LOI, Goldgroup proposed to acquire all the outstanding shares of Gold Resource by way of a plan of arrangement, with the Gold Resource shareholders holding approximately 55% of the outstanding shares of the combined company and the Goldgroup shareholders holding the approximately 45% balance. The Preliminary LOI also contemplated that the parties would jointly raise an additional $5.0 million in equity capital to advance the operations of the combined company.
The Company Board met on December 2, 2024 to discuss the offer from Company A and the Preliminary LOI. The Company Board concluded that the offer from Company A did not adequately value Gold Resource and was not sufficiently attractive to pursue. While Company A submitted several revised offers over the subsequent week, there was no material change to the material terms of its proposal.
Goldgroup’s Preliminary LOI was also discussed by the Company Board at the December 2, 2024 meeting. The Company Board noted that although a preliminary exchange ratio was contemplated in the Preliminary LOI, no agreement on an exchange ratio had been reached or would be reached until both companies had fully completed due diligence activities. The Company Board and management recognized the importance of Goldgroup’s proposed acquisition of Molimentales and the San Francisco Mine for any potential transaction with Goldgroup. Management was instructed to continue due diligence and discussions regarding a potential transaction with Goldgroup and because Goldgroup is a Canadian company, engaged Cassels Brock & Blackwell LLP (“Cassels”) as its Canadian legal counsel.
On December 31, 2024, the Company Board met to discuss potential financing options. The Board also discussed the status of discussions with Goldgroup, noting that the parties continued to evaluate technical due diligence information and that no economic terms had been agreed. To alleviate the Company’s liquidity challenges, the Company Board decided to conduct a small equity offering. On January 7, 2025, the Company announced a $2.5 million registered direct equity offering at a price per share of $0.16. The offering closed on January 21, 2025.
Throughout January 2025, Mr. Palmiere and Mr. Reyes held several phone discussions regarding a potential transaction. Each company also continued evaluating the other’s technical due diligence information.
On January 22, 2025, the Company Board met again to discuss a potential transaction with Goldgroup. The terms of the Preliminary LOI, as revised during the course of the month, were presented to the Company Board. The Company Board approved the execution of the Preliminary LOI, which was non-binding other than a short exclusivity period expiring on February 15, 2025. The Preliminary LOI was executed on January 24, 2025.

The Company Board met several times in January and February 2025 to discuss a variety of matters, including the potential Goldgroup transaction. The Company Board continued to emphasize that Goldgroup’s proposed acquisition of Molimentales and the San Francisco Mine would be a critical component of any potential combination with Goldgroup.
On February 25, 2025, at the direction of the Company Board, Gold Resource executed a new engagement letter with ATB Cormark to provide a fairness opinion and advisory services in connection with the transaction, if it were to ultimately proceed.
In February 2025, Goldgroup informed Gold Resource that it planned to raise equity financing to support its operations. During the course of February and March, Goldgroup focused its efforts on that equity financing and discussions on a potential transaction were limited. Goldgroup announced a private placement at the beginning of March 2025, which closed at the end of the month, resulting in approximately CAD $7.8 million in gross proceeds.
While diligence activities progressed regarding a potential transaction, the parties’ legal counsels also began work on definitive agreements. On March 11, 2025, Cassels distributed an initial draft of the Arrangement Agreement to Goldgroup and its legal counsel, Cozen O’Connor LLP (“Cozen”).
Mr. Palmiere and Mr. Reyes maintained contact during this time, including meetings in Toronto in early March 2025. The Company Board received updates regarding the potential transaction at two separate meetings during the month, although given the uncertainty regarding Goldgroup’s proposed acquisition of San Francisco, the timing and terms of any potential combination remained uncertain.
In April 2025, Goldgroup announced a further equity financing which closed in May, resulting in approximately C$15 million in gross proceeds.
Following completion of Goldgroup’s equity financings, discussions of a business combination continued. During the course of these conversations, which occurred in April and May 2025, Mr. Palmiere noted two significant gating items to proceeding with any potential combination. First was Goldgroup’s inclusion on the “defaulting issuers list” by the British Columbia Securities Commission (the “BCSC”) due to a failure to satisfy its continuous disclosure obligations, namely, the fact it had not filed a current technical report prepared in accordance with National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”) with respect to its Cerro Prieto project. That default status would need to be remedied prior to any transaction proceeding. Second, Goldgroup would need to finalize the acquisition of Molimentales and the San Francisco Mine prior to any agreement with regard to the parties’ relative economic values and corresponding exchange ratio.
On May 12, 2025, Cozen sent a revised draft of the Arrangement Agreement to Gold Resource’s counsel, Davis Graham and Cassels. There were a variety of areas of negotiation, including (i) the size of the termination fee for each of the parties, (ii) the circumstances in which the termination fee would be payable, (iii) whether securing the NYSE American Listing for the combined company would be a condition to closing, (iv) whether securing revised employment agreements with the continuing management team would be a condition to closing, (v) the terms of the non-solicitation covenants applicable to both parties, (vi) the terms of the limitations applicable to each party’s operations under the interim covenants, and (vii) the scope of the representations and warranties made by both parties.
On May 20, 2025, the Company Board met to discuss, among other matters, the potential transaction with Goldgroup. Various matters regarding the Arrangement Agreement were discussed, including the parameters of the potential exchange ratio, the question of whether the NYSE American Listing should be a condition to closing, the potential continuation of the Gold Resource executive team with the combined company, and the expected tax treatment of the potential transaction.
Revised drafts of the Arrangement Agreement were exchanged between the parties’ respective legal counsel during the final weeks of May 2025. The principal open items in the Arrangement Agreement included the exchange ratio, the amount of the parties’ respective termination fees, and Goldgroup’s request that the go-forward management team enter into new executive employment agreements. Representatives of the parties spoke multiple times during this period, including in person in Toronto on May 29, 2025. The

Company Board met several times in late May and June 2025 to receive an update on the status of legal due diligence and negotiations.
On June 10, 2025, Cozen sent a revised draft of the Arrangement Agreement to Davis Graham and Cassels. The two gating items — the remediation of Goldgroup’s default status with the BCSC and Goldgroup’s proposed acquisition of Molimentales — remained outstanding.
By mid-June 2025, it became clear that the proposed acquisition of Molimentales and the San Francisco Mine would take longer than Goldgroup anticipated, with closing not likely to occur for at least a further two months and potentially longer. Since the acquisition of Molimentales and the San Francisco Mine was a necessary condition for the establishment of an exchange ratio and the completion of a transaction, the delay on the acquisition of San Francisco caused the parties to largely suspend discussions regarding a transaction during the summer of 2025.
With progress on the transaction slowed, the Company Board turned its attention to bolstering the Company’s balance sheet. Mr. Reyes suggested that he, among certain other individuals that he was affiliated with, would be willing to fund certain amounts to the Company via an unsecured loan with an attached common stock purchase warrant. After consideration and approval by the Company Board, the Company announced a $6.3 million debt facility on June 26, 2025.
Goldgroup focused its efforts during this time on another separate property acquisition, announcing the acquisition of the Pinos Gold Project in Mexico (the “Pinos Project”) on July 3, 2025, which Goldgroup had previously announced. It also completed a further equity private placement, ultimately closing a private placement of common shares and warrants on August 5, 2025, with gross proceeds of CAD $12 million.
The Company Board continued to receive updates regarding Goldgroup’s efforts to cure its default status with the BCSC and to acquire Molimentales and the San Francisco Mine, meeting several times during July and August 2025.
With discussions regarding a potential transaction with Goldgroup now limited, the Company Board once again turned its attention to addressing its financing needs. On September 3, 2025, the Company announced an $11.4 million registered direct equity offering. In connection with the offering, approximately $6.4 million of the proceeds were used to repay the June 2025 loan. By the time of the offering, Mr. Reyes no longer owned the loan and did not receive any Company Shares in connection with the repayment. Mr. Reyes did not participate in the September 2025 registered direct equity offering.
On September 18, 2025, Goldgroup announced that it had acquired approximately 52.7% of the creditors’ rights in the Molimentales restructuring proceeding. Goldgroup noted that the ownership of the creditors’ rights positioned it to file a plan of arrangement seeking approval of Molimentales’ remaining creditors and the court appointed liquidator under the restructuring procedure. If successful, the plan of arrangement would allow Goldgroup to obtain ownership of Molimentales and the San Francisco Mine.
With the announcement of progress on the proposed acquisition of Molimentales and the San Francisco Mine, Mr. Palmiere re-initiated conversations with Goldgroup regarding the possibility of a transaction between the parties. Negotiations continued during September and October 2025 and given the relative equity values of the two companies at that time, Goldgroup proposed that the exchange ratio be set to result in the Goldgroup shareholders owning approximately 65% of the outstanding shares of the combined company, with the Gold Resource shareholders holding the remaining 35%. No agreement was reached on the exchange ratio.
During this time, the parties also continued to discuss the composition of the management team of the combined company. The parties had largely agreed that Mr. Palmiere would remain with the combined company as Chief Executive Officer and that Chet Holyoak, the Company’s Chief Financial Officer, would remain with the combined company in the same role. Discussion was held regarding potential terms of employment for Mr. Palmiere, including whether to modify his current employment arrangements or retain the terms of his current Gold Resource employment agreement, which discussions were overseen initially by the Company Board and subsequently by the Special Committee, as further discussed below.

On November 4, 2025, the Company Board met, together with representatives from Davis Graham and ATB Cormark. The Company Board discussed the relative valuations of the two companies. At that meeting, Mr. Palmiere also briefed the Company Board on discussions he had held with Mr. Reyes regarding the terms of Mr. Palmiere’s potential ongoing leadership of the combined company. Following discussion, Mr. Palmiere exited the meeting and the independent directors discussed the potential conflict of interest that may exist by virtue of any concurrent negotiation of changes to Mr. Palmiere’s employment arrangements. The independent directors — Lila Manessa Murphy, Ron Little and Peter Gianulis — formed a special committee (the “Special Committee”) to evaluate and negotiate the transaction independent of Mr. Palmiere.
On November 5, 2025, Davis Graham sent a revised draft of the Arrangement Agreement to Cozen. The draft was also sent to the Special Committee.
On November 6, 2025, Goldgroup filed an updated technical report on the Cerro Prieto Project. It was expected that the filing of that report would remedy the default status of Goldgroup with the BCSC and remove a gating item to the consummation of a transaction.
On November 13, 2025, the Special Committee met to review the status of the proposed transaction. The Special Committee discussed the potential exchange ratio and noted the varying perspectives of value ascribed to the Company’s Back Forty Project as well as the San Francisco Mine, assuming that Goldgroup’s plan of arrangement for Molimentales was approved. To address and mitigate any potential conflicts of interest of Mr. Palmiere, Mr. Little agreed to take a more direct role in the negotiations of the proposed transaction.
During the following week, Mr. Little and Mr. Palmiere met to discuss Mr. Palmiere’s future with the potential combined company. During that meeting, Mr. Palmiere agreed that he would be willing to serve as the combined company’s CEO and would not seek any modifications to his current compensation arrangements. Any modifications to his employment arrangements could be considered, if necessary, by the combined company’s board of directors. Mr. Palmiere contacted Mr. Reyes on November 20, 2025, to confirm that there would be no modifications to his employment arrangements or other payments to Mr. Palmiere in connection with the transaction.
On November 24, 2025, members of the Company Board met to discuss the proposed transaction. The directors discussed the potential conflict of interest involving Mr. Palmiere and noted that since there would be no modifications to his employment arrangements in connection with the transaction, the basis for the conflict of interest that prompted the formation of the Special Committee was no longer applicable. In light of Mr. Palmiere’s deep involvement with the transaction to date, and the Company Board’s conclusion that his circumstances no longer presented an apparent conflict of interest, the independent directors decided it was appropriate to terminate the Special Committee.
Around this time, it became apparent that the filing of the updated Cerro Prieto technical report would not be sufficient to remedy Goldgroup’s default status because the BCSC had now noted that Goldgroup remained in default by virtue of having failed to file an updated technical report for the Pinos Project, which it acquired in July 2025. Mr. Palmiere and Mr. Reyes, together with legal counsel to the parties, met on December 16, 2025, to discuss the path toward clearance of Goldgroup’s default status. Mr. Reyes noted that Goldgroup expected to enter into an agreement to sell the Pinos Project in the near term which, if consummated, was expected to result in the lifting of Goldgroup’s default status.
Throughout December 2025, the parties and their respective legal counsels finalized due diligence activities and negotiated the draft Arrangement Agreement.
On December 24, 2025, Goldgroup announced that, subject to final approval of the TSXV, it had acquired the outstanding shares of Molimentales. Conditional approval of the TSXV was already in hand with the satisfaction of certain customary conditions expected in the near term. With the announcement of the acquisition of Molimentales, and the San Francisco Mine, the most significant gating item to a potential combination had been addressed.
The remaining gating item to a potential combination remained the default status of Goldgroup with the BCSC. On December 31, 2025, Goldgroup announced the completion of the sale of the Pinos Project which, it was hoped, would allow for the prompt remediation of Goldgroup’s default status. Mr. Palmiere and

Mr. Reyes, together with legal counsels to the parties, met on January 5, 2026 to discuss the anticipated timing of resolution of Goldgroup’s default status.
The Company Board met on January 7, 2026, along with a representative from Davis Graham. The Company Board discussed remaining open non-economic points in the draft Arrangement Agreement, including the size of the parties’ respective termination fees and the proposed outside termination date (after which either party could terminate the agreement without obligation). The parties’ respective legal counsel had determined that approval of the Mexico National Antimonopoly Commission would be required to consummate the transaction and that the agreement would be modified to add a mutual condition precedent to that effect. The Company Board also discussed the relative valuation of the two companies and potential exchange ratio.
Shortly following the January 7, 2026 meeting of the Company Board, a representative from ATB Cormark met by phone with a representative from Fort Capital Partners (“Fort Capital”), financial advisor to Goldgroup. They discussed the range of prospective valuations for the respective companies’ assets, including the Back Forty Project and the San Francisco Mine.
The Company Board met on January 16, 2026, to discuss the proposed transaction. At that meeting, a representative from Davis Graham and Cassels summarized the legal due diligence review of Goldgroup conducted by the Company’s legal counsel and responded to questions from the Company Board. Representatives from ATB Cormark provided an overview of the relative valuation of both companies, after which they discussed potential exchange ratios with the Company Board. The Company Board also discussed the terms of the Arrangement Agreement, which was nearing final form.
Mr. Palmiere and Mr. Reyes met again by phone on January 19, 2026. They discussed the potential exchange ratio and relative values of the companies. At that meeting, an exchange ratio that would result in Goldgroup’s shareholders holding approximately 65% of the outstanding shares of the combined company and with Gold Resource’s shareholders holding the remaining 35% of the outstanding shares of the combined company was again proposed by Goldgroup.
The Company Board met again on January 19, 2026, along with representatives from Davis Graham. The Company Board discussed the proposed exchange ratio and the potential value of the respective companies. The Board expressed reservations about undertaking a transaction at the exchange ratio proposed by Mr. Reyes.
Throughout the week of January 19, 2026, there were multiple discussions regarding the proposed exchange ratio. Conversations were also held between representatives of ATB Cormark and representatives of Fort Capital. By the end of the week, an exchange ratio resulting in Goldgroup shareholders holding approximately 60% and Gold Resource’s shareholders holding the remaining 40% of the outstanding shares of the combined company had been agreed in principle.
Davis Graham circulated a revised Arrangement Agreement on January 23, 2026, and the respective legal counsels exchanged multiple drafts and finalized all remaining points over the weekend. One item that remained outstanding was the remediation of Goldgroup’s default status with the BCSC. While a path toward removal of the default status had been identified, the BCSC had not yet removed the default. The parties agreed to modify the Arrangement Agreement to include a termination right in favor of Gold Resource if Goldgroup was unable to remove the default status by February 24, 2026.
The Arrangement Agreement, disclosure letters and ancillary documents were all in substantially final form by the afternoon of January 25, 2026, when the Company Board met, together with representatives from Davis Graham, Cassels, and ATB Cormark, to consider approval of the transaction. A representative of Davis Graham discussed the Company Board’s fiduciary duties in the context of the transaction and the Arrangement Agreement and summarized the terms of the Arrangement Agreement as well as the voting agreements. Representatives of ATB Cormark then reviewed with the Company Board its financial analyses of the proposed transaction at the exchange ratio of 1.4476 Goldgroup Shares for every Company Share (as adjusted by the proposed Consolidation). Following discussion, ATB Cormark rendered its oral opinion to the Company Board, which was subsequently confirmed by delivery of a written opinion, dated January 25, 2026, to the effect that, as of such date and based upon and subject to the factors, assumptions, qualifications and any limitations set forth in its written opinion, the consideration to be paid to the holders of Company Shares in the proposed transaction was fair, from a financial point of view, to such holders. See the section entitled “Opinion of Our Financial Advisor” for more information.
After considering the proposed terms of the transaction with Goldgroup, and taking into consideration the matters discussed during that meeting and prior meetings of the Company Board, including the factors described above and under the section entitled “Company Board’s Recommendations and Reasons for the Merger,” the Company Board unanimously (1) declared that the Arrangement Agreement and the transactions contemplated thereby (including the Merger), are fair to, and in the best interests of, Gold Resource’s shareholders, (2) approved and declared advisable the Arrangement Agreement and the transactions contemplated thereby (including the Merger), (3) directed that the adoption of the Arrangement Agreement be submitted to a vote at a meeting of the Gold Resource shareholders and (4) resolved (subject to certain exceptions set forth in the Arrangement Agreement) to recommend the approval and adoption of the Arrangement Agreement and the transactions contemplated thereby (including the Merger) by Gold Resource’s shareholders.
Later in the afternoon of January 25, 2026, the special committee of the Goldgroup Board considered the Arrangement Agreement and recommended that the Goldgroup Board approve the Arrangement Agreement. Following the special committee meeting, the Goldgroup Board approved the Arrangement Agreement and the transactions contemplated thereby.
On the evening of January 25, 2026, Gold Resource and Goldgroup executed the Arrangement Agreement. At the same time, Gold Resource delivered the Company Voting Agreements to Goldgroup and Goldgroup delivered the Goldgroup Voting Agreements to Gold Resource.
Gold Resource and Goldgroup each issued press releases on January 26, 2026, prior to market opening on the NYSE American and the TSXV, respectively, announcing entry into the Arrangement Agreement.
On May 15, 2026, the Company, Goldgroup, and Merger Sub entered into the Amendment. The Amendment provides, among other things, that in connection with and to facilitate the NYSE American Listing, the Consolidation Ratio will be determined jointly by Goldgroup and the Company, and approved by the TSXV, prior to the closing of the Merger, and that the Exchange Ratio will also be automatically adjusted proportionately to correspond to the final Consolidation Ratio. Pursuant to the Amendment, the form of plan of arrangement and merger attached as Schedule A to the Arrangement Agreement was also amended and restated to reflect the foregoing. The Consolidation is being undertaken by Goldgroup prior to the closing of the Merger in order to meet the listing requirements of the NYSE American and to facilitate the NYSE American Listing. The Consolidation is subject to, among other things, approval by Goldgroup shareholders of the adoption of amended and restated articles of Goldgroup at the Goldgroup Shareholder Meeting and the approval of the TSXV. For additional information regarding the Amendment, see “The Arrangement Agreement — Consolidation of Goldgroup Shares” and “The Arrangement Agreement — Merger Consideration.”
Recommendations of the Company Board and its Reasons for the Merger
At its meeting on January 25, 2026, the Company Board unanimously approved the Arrangement Agreement and the transactions contemplated thereby, including the Merger. The Company Board unanimously recommends that our shareholders vote for the approval of the Arrangement Agreement and the transactions contemplated thereby, including the Merger, at the Special Meeting.
The Company Board considered many factors in determining to recommend the approval of the Arrangement Agreement and the transactions contemplated thereby, including the Merger. In arriving at its determination, the Company Board consulted with our senior management, legal advisors, financial advisors, accounting advisors, and other advisors reviewed a significant amount of information, considered a number of factors, and concluded, in its business judgment, that the transactions contemplated by the Arrangement Agreement are likely to result in significant strategic and financial benefits to the Company and our shareholders, including the following:
•
the financial terms of the Merger, including the Merger Consideration payable to our shareholders, which reflects a 39% premium to the closing price of the Company Shares on the NYSE American on January 23, 2026;

•
the creation of a complementary asset portfolio consisting of multiple producing mines with significant exploration and growth potential;

•
the benefits of reduced reliance on any single mine’s operations as a result of the creation of a multi-mine producer;

•
the creation of a larger, Mexico-focused junior producer benefiting from strong silver price momentum;

•
the benefits of a combined entity with a stronger balance sheet and increased financial flexibility to fund growth projects and exploration initiatives.

•
the combined company’s enhanced scale, which may attract significant institutional investor interest;

•
the enhanced capital markets profile and liquidity that would be available to the Company’s shareholders as a result of the combination

•
the fairness opinion received from our independent financial advisor, which concluded that, as of the date of such opinion and subject to the assumptions, qualifications, and limitations described therein, the Merger Consideration to be paid to our shareholders pursuant to the Arrangement Agreement is fair, from a financial point of view, to our shareholders;

•
the arm’s-length nature of the negotiation process, including that Goldgroup is an unrelated third party; and

•
the Company Board’s belief that the Merger presented the most favorable alternative reasonably available, taking into account its review of strategic options.

These beliefs are based in part on the following factors considered by the Company Board:
•
the anticipated market capitalization, strong balance sheet, free cash flow, liquidity, and capital structure of Goldgroup;

•
the expected operational, general and administrative synergies from combining operations and leveraging shared expertise and infrastructure;

•
the relationships and experience of parties associated with both companies in Mexico, which provide significant value in garnering government support and negotiating with local communities, and which have been a key driver of the Merger;

•
the value represented by the expected increased cash flow and earnings improvement of Goldgroup;

•
the fact that the transactions are subject to the approval and adoption of the Arrangement Agreement by our and Goldgroup’s respective shareholders;

•
the fact that the Arrangement Agreement permits the Company Board, subject to certain conditions and the payment of the termination fee, to accept third party offers that would provide greater value to our shareholders than the proposed transaction;

•
that, subject to certain limited exceptions, Goldgroup is prohibited from soliciting, participating in any discussions or negotiations with respect to, providing any information to any third party regarding, or entering into any agreement providing for the acquisition of Goldgroup;

•
that Goldgroup must pay a termination fee of $5.0 million if the Arrangement Agreement is terminated under certain circumstances specified therein (see “The Arrangement Agreement — Termination”);

•
the financial statements of Goldgroup described in more detail in the section entitled “Historical Consolidated Financial Information of Goldgroup”;

•
the current and prospective economic environment in the mining industry, including the potential for further consolidation;

•
the current and prospective economic environment and increasing competitive burdens and constraints facing us; and

•
the financial analyses reviewed and discussed with the Company Board by representatives of ATB Cormark, as well as the oral opinion of ATB Cormark rendered to the Company Board on January 25, 2026 (which was subsequently confirmed in writing by delivery of a written opinion of ATB Cormark, dated as of January 25, 2026) that, subject to the assumptions, limitations, qualifications, and conditions contained in the written opinion, the Merger Consideration is fair, from a financial point of view, to the holders of our Company Shares. See “The Merger and the Arrangement — Opinion of Our Financial Advisor.”

In the course of its deliberations, the Company Board also considered a variety of potential issues and risks related to the Merger and the Arrangement Agreement, including the following:
•
the fixed Exchange Ratio will not adjust downwards to compensate for changes in the price of Company Shares or Goldgroup Shares prior to the Effective Time, and the terms of the Arrangement Agreement do not include termination rights triggered by a decrease in the value of Goldgroup relative to our value;

•
the risk arising from provisions in the Arrangement Agreement relating to the potential payment of a $5.0 million termination fee by us under certain circumstances specified in the Arrangement Agreement;

•
the fact that, subject to certain exceptions, we are prohibited from soliciting, participating in any discussions or negotiations with respect to, providing any information to any third party regarding, or entering into any agreement providing for the acquisition of us;

•
the restrictions on the conduct of our business prior to the completion of the transactions, which could delay or prevent us from undertaking some business opportunities that may arise pending completion of the Merger;

•
the adverse impact that business uncertainty pending the effective time of the transactions could have on Goldgroup’s ability to attract, retain, and motivate key personnel until the effective time of the Merger;

•
the fact that we have incurred and will continue to incur significant transaction costs and expenses in connection with the proposed transactions, regardless of whether the Merger is consummated;

•
the risk that the forecasted results in the unaudited pro forma condensed combined financial information will not be obtained;

•
the risk that the Merger may not be consummated despite our efforts or that consummation may be unduly delayed and the potential resulting disruptions to our businesses and relationships;

•
the possibility that the anticipated cost savings and synergies and other benefits sought to be obtained from the Merger might not be achieved in the time frame contemplated or at all, or the other numerous risks and uncertainties that could adversely affect Goldgroup’s operating results;

•
the risk that changes in law or regulation could adversely impact the expected benefits of the transactions to us and our shareholders;

•
Goldgroup’s default status with the BCSC and the uncertainty as to when and how that default will be resolved; and

•
the risks of the type and nature described under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

After considering the foregoing anticipated benefits and potential risks, the Company Board unanimously concluded, in its business judgment, that the anticipated benefits relating to the Arrangement Agreement and the transactions contemplated thereby, including the Merger, substantially outweighed the potential risks.
The foregoing discussion of the information and factors considered by the Company Board is not exhaustive but is intended to reflect the material factors considered by the Company Board in its consideration of the transactions. In view of the complexity, and the large number, of the factors considered, the Company Board, both individually and collectively, did not find it practicable to and did not attempt to quantify or assign any relative or specific weight to the various factors. Rather, the Company Board based its recommendation on the totality of the information presented to and considered by it. In addition, individual members of the Company Board may have given different weights to different factors.
The foregoing discussion of the information and factors considered by the Company Board is forward-looking in nature. This information should be read in light of the factors described under the section entitled “Cautionary Note Regarding Forward-Looking Statements.”
Opinion of Our Financial Advisor
ATB Cormark was initially engaged on November 2, 2023, and was subsequently retained again pursuant to an engagement letter dated February 25, 2025, the Company retained ATB Cormark as its financial advisor in connection with a potential transaction pursuant to which Goldgroup and Merger Sub proposed to enter into the Arrangement Agreement, which provides, among other things, for the Merger. On January 25, 2026, at the request of the Company Board, ATB Cormark rendered its oral opinion to the Company Board, which was subsequently confirmed by delivery of a written opinion, dated January 25, 2026, to the effect that, as of such date and based upon and subject to the factors, assumptions, qualifications and any limitations set forth in its written opinion, the Merger Consideration to be paid to the holders of Company Shares in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of ATB Cormark, dated January 25, 2026, sets forth, among other things, the assumptions made, matters considered and qualifications and any limitations on the opinion and the review undertaken by ATB Cormark in connection with rendering its opinion, is attached as Annex D to this proxy statement and is incorporated herein by reference. The summary of the opinion of ATB Cormark set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s shareholders are urged to read the opinion carefully and in its entirety. ATB Cormark’s opinion was addressed to the Company Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the Merger Consideration to be paid to the holders of Company Shares in the proposed Merger and did not address any other aspect of the proposed Merger or the other transactions contemplated by the Arrangement Agreement. ATB Cormark was not asked to prepare and did not prepare a formal valuation of the Gold Resource pursuant to the Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”) or otherwise or any of its respective securities or assets, and the opinion should not be construed as such. The issuance of ATB Cormark’s opinion was approved by a committee of senior investment banking professionals of ATB Cormark.
In arriving at its opinion, ATB Cormark, reviewed, relied upon or carried out, among other things, the following:
•
a draft of the Arrangement Agreement;

•
drafts of Voting Agreements;

•
the Preliminary LOI submitted by Goldgroup dated as of December 2, 2024;

•
Annual Reports on Form 10-K of the Company for the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022;

•
Quarterly Reports on Form 10-Q of the Company for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, June 30, 2023, and March 31, 2023;

•
the proxy statement for the Company dated April 25, 2025;

•
the annual audited consolidated financial statements and management’s discussion and analysis of Goldgroup for the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022;

•
the interim consolidated financial statements and management’s discussion and analysis of Goldgroup for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, June 30, 2023, and March 31, 2023;

•
NI 43-101 Technical Report on the Cerro Prieto Project in Sonora, Mexico effective April 4, 2025;

•
the NI 43-101 Technical Report on the San Francisco Gold Project in Sonora, Mexico effective August 8, 2020;

•
the technical report prepared in accordance with subpart 1300 of Regulation S-K under the Securities Act (an “S-K 1300 Technical Report”) on the Don David Gold Mine Project in Oaxaca, Mexico effective December 31, 2024;

•
the S-K 1300 Technical Report on the Back Forty Mine Project in Michigan, U.S.A. (“Back Forty”) effective September 30, 2023;

•
other certain publicly available information relating to the business, operations, financial condition, and trading history of the Company and Goldgroup;

•
certain internal financial, operational, corporate and other information with respect to the Company and Goldgroup, as well as internal operating and financial projections prepared by the Company (and discussions with the Company’s management with respect to such information and projections);

•
discussions with the Company’s management relating the Company’s current business, plan, financial condition and prospects;

•
publicly available information with respect to selected precedent transactions that ATB Cormark considered relevant;

•
other publicly available information relating to selected public companies considered by ATB Cormark to be relevant, including published reports by equity research analysts and industry reports;

•
a certificate as to certain factual matters and the completeness and accuracy of certain information, including the financial models for Cerro Prieto, San Francisco, and Don David, upon which ATB Cormark’s opinion is based, addressed to ATB Cormark and dated as of the date hereof, provided by senior officers of the Company; and

•
such other information, investigations, analyses, and discussions as ATB Cormark considered necessary or appropriate.

In addition, ATB Cormark held discussions with certain members of the Company’s management with respect to certain aspects of the proposed Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters ATB Cormark believed necessary or appropriate to its inquiry.
In giving its opinion, ATB Cormark relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with ATB Cormark by the Company or otherwise reviewed by or for ATB Cormark. ATB Cormark did not independently verify any such information or its accuracy or completeness and, pursuant to ATB Cormark’s engagement letter with the Company, ATB Cormark did not assume any obligation to undertake any such independent verification. In its analyses and in preparing the fairness opinion, ATB Cormark made numerous assumptions with respect to expected industry performance, general business and economic conditions, and other matters, many of which are beyond the control of ATB Cormark or any party involved in the transactions contemplated by the Arrangement Agreement. ATB Cormark also assumed that (i) the executed Arrangement Agreement and the documents in respect to the Voting Agreements would not differ in any material respect from the drafts that it reviewed, (ii) the representations and warranties contained in the Arrangement Agreement are true and correct, (iii) the Merger will be consummated in accordance with the terms and conditions thereof, substantially within the time frames specified in the Arrangement Agreement, without any waiver or material amendment of any material term or condition thereof, (iv) the Arrangement Agreement was negotiated at arm’s length, (v) the formal valuation requirement under MI 61-101 does not apply in respect of the Arrangement, (vi) the Merger is not a “related party transaction” as defined under MI 61-101, (vii) any governmental, regulatory, or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect, (viii) the disclosure provided or incorporated by reference in this proxy statement and any other documents in connection with the Merger prepared by a party to the Arrangement Agreement will be accurate in all material respects and will comply with the requirements of all applicable laws, (ix) all of the conditions required to implement the Merger will be met, (x) the procedures being followed to implement the Merger are valid and effective, and (xi) this proxy statement will be distributed to the Company’s shareholders in accordance with applicable laws. ATB Cormark is not a legal, regulatory, or tax expert and relied on the assessments made by advisors to the Company with respect to such issues.
ATB Cormark has further relied upon the advice of counsel to the Company (and assumed) that the issuance of the Goldgroup Shares to the Company’s shareholders at Effective Time will either be (i) registered pursuant to the Securities Act, or (ii) issued pursuant to an exemption from registration under the Securities Act, and that such Goldgroup Shares may be resold in the U.S. by non-affiliates without restriction.
ATB Cormark’s opinion was necessarily based on securities markets and the economic, general business, and financial conditions prevailing as of the date of such opinion. ATB Cormark’s opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be paid by Goldgroup in connection with the Merger and not the strategic or legal merits of the Merger. ATB Cormark’s fairness opinion does not provide assurance that the best possible price or transaction was obtained and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the proposed Merger or any other matter. Furthermore, ATB Cormark expressed no opinion with respect to the amount or nature of any merger-related compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons relative to the Merger Consideration to be paid to the holders of Company Shares in the proposed Merger or with respect to the fairness of any such compensation. ATB Cormark expressed no opinion as to the price at which Company Shares or Goldgroup Shares will trade at any future time.
The terms of the Arrangement Agreement, including the Merger Consideration, were determined through arm’s length negotiations between the Company and Goldgroup, and the decision to enter into the Arrangement Agreement was solely that of the Company Board. ATB Cormark’s opinion and financial analyses were only one of the many factors considered by the Company Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Company Board or the Company’s management with respect to the proposed Merger or the Merger Consideration.
In accordance with customary investment banking practice, ATB Cormark employed generally accepted valuation methodologies in rendering its opinion to the Company Board on January 25, 2026 and in the financial analyses presented to the Company Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by ATB Cormark in connection with rendering its opinion to the Company Board and contained in the presentation delivered to the Company Board on such date in connection with the rendering of such opinion, and does not purport to be a complete description of the analyses or data presented by ATB Cormark. Certain of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by ATB Cormark, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of ATB Cormark’s analyses.
Value of Goldgroup
In support of the fairness opinion, ATB Cormark has performed certain value analyses on Goldgroup based on the methodologies and assumptions that ATB Cormark considered appropriate in the circumstances for the purposes of providing its fairness opinion. In the context of the fairness opinion, ATB Cormark has considered the principal methodology of Comparable Companies Analysis (as is defined below):
Comparable Companies Analysis
ATB Cormark reviewed market trading statistics for eleven select publicly listed production stage, Americas focused, precious metals companies (“Comparable Companies”) that it deemed relevant (the “Comparable Companies Analysis”), including:

•
Rio2 Limited;

•
Avino Silver & Gold Mines Ltd.;

•
GoGold Resource Inc.;

•
Andean Precious Metals Corp.;

•
Integra Resources Corp.;

•
Heliostar Metals Ltd.;

•
Sierra Madre Gold and Silver Ltd.;

•
Jaguar Mining Inc.;

•
Minera Alamos Inc.;

•
Luca Mining Corp.; and

•
Serabi Gold Plc.

To calculate the implied per share equity value ranges for Goldgroup under the Comparable Companies Analysis, ATB Cormark applied the following metrics:
ATB Cormark analyzed the multiple of price to net asset value (“P/NAV”) per share based on the median of equity research analyst estimates of each comparable company, in respect of Goldgroup. The results of the Comparable Companies Analysis are summarized below:
P/NAV
Maximum	1.81x
3rd Quartile	1.16x
Mean	0.89x
Median	0.84x
1st Quartile	0.52x
Minimum	0.27x
ATB Cormark applied multiple ranges based on the first and third quartiles of the selected metric and determined the implied equity price per Goldgroup common share. The results of this analysis implied a range of equity prices per share of C$0.73 to C$1.64.
Although not forming part of our financial analysis, ATB Cormark considered a number of other factors, including, but not limited to, the following:
•
historical trading prices of Goldgroup on the TSXV during the 52-week period ending January 23, 2026; and

•
price to 2026 expected operating cash flow (“P/2026E CF”) and price to 2027 expected operating cash flow (“P/2027E CF”) multiples from the Comparable Companies Analysis in respect of Goldgroup.

Value of Consideration
In determining the value of the Merger Consideration being offered, ATB Cormark has relied upon both the market trading approach based on the closing price of Goldgroup on the TSXV as at January 23, 2026 (the “Trading Approach”) and the fundamental value approach based on the Comparable Companies Analysis (the “Fundamental Value Approach”).
Using the Trading Approach, based upon and subject to the analyses and assumptions set out in this section, ATB Cormark calculated that, as at January 25, 2026, an illustrative value of the Merger Consideration to be received by the Company’s shareholders pursuant to the Merger was $2.25 per Company Share.

Using the Fundamental Value Approach, based upon and subject to the analyses and assumptions set out in this section, ATB Cormark calculated that, as at January 25, 2026, an illustrative value of the Merger Consideration to be received by the Company’s shareholders pursuant to the Merger was $1.25 per Company Share.
Value of the Company
In support of the fairness opinion, ATB Cormark has performed certain value analyses on the Company based on the methodologies and assumptions that ATB Cormark considered appropriate in the circumstances for the purposes of providing its fairness opinion. In the context of the fairness opinion, ATB Cormark has considered the following principal methodologies:
•
Precedent Transactions Analysis (as defined below); and

•
Comparable Companies Analysis.

Precedent Transactions Analysis
ATB Cormark reviewed the purchase prices and transaction multiples paid in selected precedent transactions that ATB Cormark, based on its experience in the mining industry, considered relevant (the “Precedent Transactions Analysis”).
ATB Cormark analyzed the multiple of P/NAV based on the median of equity research analyst estimates at the date of each precedent transaction. ATB Cormark selected transactions since 2015 in which the target companies were production-stage precious metals companies with relevant transaction values. The announcement dates — target companies — acquirors in the selected transactions used in the analysis included:
•
September 5, 2025 — Maritime Resources Corp. — New Found Gold Corp.;

•
July 29, 2024 — Florida Canyon Gold Inc. — Integra Resources Corp.;

•
July 24, 2022 — Aris Gold Corporation — GCM Mining Corp.;

•
October 25, 2021 — Fiore Gold Ltd. — Calibre Mining Corp.;

•
January 5, 2021 — TMAC Resources Inc. — Agnico Eagle Mines Limited;

•
June 12, 2020 — Guyana Goldfields Inc. — Zijin Mining Group Co.;

•
March 30, 2020 — Alio Gold Inc. — Argonaut Gold Inc.;

•
March 19, 2018 — Klondex Mines Ltd. — Hecla Mining Company;

•
March 19, 2018 — Rye Patch Gold Corp — Alio Gold Inc.;

•
February 16, 2018 — Brio Gold Inc. — Leagold Mining Corporation;

•
January 12, 2018 — Primero Mining Corp. — First Majestic Silver Corp.;

•
March 7, 2016 — Claude Resources Inc. — Silver Standard Resources Inc.;

•
November 16, 2015 — St Andrew Goldfields Ltd. — Kirkland Lake Gold Inc.; and

•
July 27, 2015 — SilverCrest Mines Inc. — First Majestic Silver Corp.

To calculate the implied per share equity value ranges for the Company under the Precedent Transaction Analysis, ATB Cormark applied the following metrics:
•
P/NAV per share in respect of the Company.

The results of the Precedent Transactions Analysis are summarized below:
P/NAV
Maximum	1.82x
3rd Quartile	0.82x
Mean	0.76x
Median	0.68x
1st Quartile	0.43x
Minimum	0.14x
ATB Cormark applied multiple ranges based on the first and third quartiles of the selected metric and determined the implied equity price per Company Share and then compared those implied equity values per share to the consideration of $1.25 per share based on the Fundamental Value Approach and $2.25 per share based on the Trading Approach. The results of this analysis implied a range of equity prices per share of $0.50 to $1.33.
Comparable Companies Analysis
ATB Cormark reviewed public market trading statistics for the Comparable Companies. Using these trading statistics, ATB Cormark then determined ranges of multiples that would be applied to financial metrics of the Company for the purpose of this analysis.
To calculate the implied per share equity value ranges for the Company under the Comparable Companies Analysis, ATB Cormark Securities applied the following metrics:
•
P/NAV in respect of the Company.

The results of the Comparable Companies Analysis are summarized below:
P/NAV
Maximum	1.81x
3rd Quartile	1.16x
Mean	0.89x
Median	0.84x
1st Quartile	0.52x
Minimum	0.27x
ATB Cormark applied multiple ranges based on the first and third quartiles of the selected metric and determined the implied equity price per Company Share and then compared those implied equity values per share to the consideration of $1.25 per share based on the Fundamental Value Approach and $2.25 per share based on the Trading Approach. The results of this analysis implied a range of equity prices per share of $0.60 to $1.88.
Relative Contribution Analysis
Given Goldgroup Shares comprise all of the Merger Consideration, ATB Cormark considered the relative contribution from each of Goldgroup and the Company across selected financial and operating metrics, expressed as a percentage of the combined total for each metric. For the financial metrics (NAV; 2026 to 2028 expected operating cash flow; and 2026 to 2028 expected free cash flow), the relative contribution is then compared against the pro forma equity ownership split implied by the Merger Consideration for each of Goldgroup’s shareholders and the Company’s shareholders. For the operating metrics (2026 to 2028 expected production), the relative contribution is compared against each of a Goldgroup Share and a Company Share of the combined enterprise value.

Other Factors Considered
Although not forming part of our financial analysis, ATB Cormark considered a number of other factors, including, but not limited to, the following:
•
the historical trading prices of the Company on the NYSE American during the 52-week period ending January 23, 2026;

•
the target prices published by equity research analysts in respect of the Company;

•
the premiums implied by the Merger Consideration relative to the closing price of Company Shares on the NYSE American and the 20-day volume weighted average trading price of Company Shares across all U.S. exchanges based on the closing price and 20-day volume weighted average price of Goldgroup Shares as at January 23, 2026;

•
P/2026E CF and P/2027E CF multiples from the Precedent Transactions Analysis and Comparable Companies Analysis in respect of the Company;

•
the pro forma equity ownership split implied by the Merger Consideration for each of Goldgroup and the Company; and

•
other factors or analyses, which ATB Cormark has judged, based on its experience in rendering such opinions, to be relevant in the context of the transactions contemplated by the Arrangement Agreement, including certain risks relating to the Merger and other strategic alternatives, including the maintenance of the status quo.

Disclosure of Fee and Prior Relationship
Neither ATB Cormark, nor any of its affiliates or associates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) or an associate or affiliate (as those terms are defined in the Securities Act) of the Company, Goldgroup, or any of their respective associates or affiliates (collectively, the “Interested Parties”). ATB Cormark has not been engaged to provide financial advisory services to any such parties nor has it participated in any financing involving any such Interested Parties within the past 24-month period other than acting as financial advisor to the Company in connection with the transactions described herein.
Under the terms of the engagement letter between the Company and ATB Cormark, dated February 25, 2025 (the “ATB Cormark Engagement Letter”), ATB Cormark was entitled to an advisory fee of $300,000 payable upon consummation of the transaction, payable in cash or shares at the Company’s option. Cormark was also entitled to a cash fee of $200,000, payable upon delivery of its fairness opinion to the Company Board, without regard to whether the Merger was completed. This opinion fee would reduce the amount of the advisory fee payable at Closing. ATB Cormark and the Company subsequently amended the Engagement Letter to forgo the opinion fee and agreed that the full advisory fee would be payable upon the completion of the Merger. Additionally, the Company has agreed to reimburse ATB Cormark for its reasonable and documented out-of-pocket expenses and to indemnify ATB Cormark, in certain circumstances, against liabilities and expenses arising out of or in connection with its engagement, in each case as set forth in the ATB Cormark Engagement Letter.
Separately from the ATB Cormark Engagement Letter, the Company has retained ATB Cormark pursuant to a consulting agreement dated March 31, 2025 (the “Consulting Agreement”), pursuant to which ATB Cormark has been paid a fixed fee of $300,000. The Consulting Agreement is unrelated to the Merger and the consulting fee is not contingent upon the consummation of the Merger.
The Company Board was aware of, and considered, the foregoing compensation, reimbursement and indemnification arrangements when it approved the Arrangement Agreement, including the Merger. Because a portion of ATB Cormark’s compensation is contingent upon completion of the Merger, ATB Cormark has a financial interest in the consummation of the Merger, which interest the Company Board considered, along with other factors, in its evaluation of ATB Cormark’s advice and any related materials. ATB Cormark has informed the Company that the fees payable to ATB Cormark are not, individually or in the aggregate, material to ATB Cormark.

Interests of Our Directors and Executive Officers in the Merger
In considering the recommendation of the Company Board with respect to the Merger, our shareholders should be aware that certain of our officers and all of our directors have certain interests in the Merger that may be different from, or in addition to, the interests of our shareholders generally. The Company Board was aware of these interests and considered them, among other matters, in approving the Arrangement Agreement and the transactions contemplated thereby (including the Merger) and in making its recommendation that our shareholders approve the Arrangement Agreement and the Merger. These interests are described below.
For purposes of this disclosure, our NEOs are as follows:
•
Allen Palmiere, President and Chief Executive Officer;

•
Chet Holyoak, Chief Financial Officer; and

•
Armando Alexandri, Chief Operations Officer.

Treatment of Company Awards
At the Effective Time, all outstanding Options, DSUs, and RSUs of the Company will be assumed by Goldgroup and converted into equivalent awards for Goldgroup Shares, adjusted by the Exchange Ratio (other than Options held by residents of Canada, which will be deemed to be vested to the fullest extent and exchanged for Replacement Options, as adjusted by the Exchange Ratio). Vested DSUs and RSUs subject to delayed settlement may be paid out if terminated at closing. PSUs of the Company will convert into time-vested RSUs based on performance through the Effective Time, as determined by the Company Board and as adjusted by the Exchange Ratio. All assumed and converted Company Awards and any Replacement Options will generally be subject to the same terms and conditions as were applicable to the corresponding Company Award prior to the assumption and conversion or exchange of the award by Goldgroup. Pursuant to the existing terms of the assumed Company Awards, the vesting of all such assumed Company Awards is generally accelerated if the holder of the Company Award is terminated without cause or for good reason within 12 months following the closing of the Merger.
For an estimate of the amounts that would be payable to each of the Company’s NEOs in respect of their unvested Company equity awards upon the closing of the Merger and a subsequent qualifying termination of employment, see the section entitled “— Quantification of Potential Payments and Benefits to our NEOs” below. All Company Awards held by our non-employee directors are fully vested, although the consummation of the transactions contemplated by the Merger may result in the payout of those awards. The estimated aggregate value of all such vested Company Awards for our three non-employee directors at $1.484 per share is approximately $1,780,840.
Employment Agreements with our NEOs
Employment Agreement with Mr. Palmiere
The Company entered into an employment agreement with Mr. Palmiere on December 31, 2020 (the “Palmiere Employment Agreement”). In the event of a termination of Mr. Palmiere’s employment by the Company without “cause” or by Mr. Palmiere for “good reason” within 12 months following or in connection with an impending change in control of the Company (which would include the Merger), the Palmiere Employment Agreement entitles Mr. Palmiere to (i) a lump-sum cash severance payment equal to the sum of (x) 24 months of base salary, plus (y) an amount equal to 24 multiplied by a monthly bonus amount, which monthly bonus amount is equal to the bonus (comprised of both short-term incentive and long-term incentive) paid by the Company to Mr. Palmiere for the previous bonus year divided by 12, (ii) continuation of benefits and perquisites for up to 24 months following termination (subject to early termination if Mr. Palmiere secures alternate employment or coverage), and (iii) full vesting of all unvested RSUs and Options, with all Options remaining exercisable until the earlier of their expiry date or 24 months following termination. The severance benefits are conditioned on Mr. Palmiere executing and not revoking a general release of claims. The Palmiere Employment Agreement contains a perpetual confidentiality covenant, as well as intellectual property protections in favor of the Company and non-competition and employee/contractor non-solicitation covenants that apply during the term and for 12 months after termination. For an estimate of the amounts that would be payable to Mr. Palmiere under the Palmiere Employment Agreement upon a qualifying termination in connection with a change in control, see the section entitled “— Quantification of Potential Payments and Benefits to our NEOs” below.
Employment Agreement with Mr. Holyoak
The Company entered into an employment agreement with Mr. Holyoak on August 2, 2023 (the “Holyoak Employment Agreement”). In the event of a termination of Mr. Holyoak’s employment by the Company without “cause” or by Mr. Holyoak for “good reason” in connection with or within 12 months following a change in control of the Company (which would include the Merger), the Holyoak Employment Agreement entitles Mr. Holyoak to a lump-sum cash severance payment equal to the sum of (i) 24 months of base salary, plus (ii) an amount equal to the greater of actual short-term incentive compensation received or Mr. Holyoak’s targeted cash bonus for two full fiscal years prior to the change in control. The severance benefits are conditioned on Mr. Holyoak executing and not revoking a general release of claims. The Holyoak Employment Agreement contains a perpetual confidentiality covenant, as well as intellectual property protections in favor of the Company. For an estimate of the amounts that would be payable to Mr. Holyoak under the Holyoak Employment Agreement upon a qualifying termination in connection with a change in control, see the section entitled “— Quantification of Potential Payments and Benefits to our NEOs” below.
Employment Agreement with Mr. Alexandri
The Company has not entered into a written employment agreement with Mr. Alexandri, and he is not entitled to receive any additional payments or benefits in connection with or within a certain time frame following a change in control of the Company (which would include the Merger).
Management of the Combined Company
Pursuant to the Arrangement Agreement, Goldgroup, in consultation with the Company, will determine prior to closing the composition of the management team to be implemented following completion of the Merger. Goldgroup and the Company currently anticipate that the executive officers of the Company immediately prior to the Effective Time will become the executive officers of the combined company. However, the composition of the executive officers of the combined company is not a condition to the closing of the Merger, and there can be no assurance that the anticipated management structure will be implemented as currently expected.
Quantification of Potential Payments and Benefits to Our NEOs
The information set forth below regarding the compensation of each of our NEOs that is based on or otherwise relates to the Merger is provided in accordance with Item 402(t) of Regulation S-K.
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits to our NEOs described in this section, the following assumptions were used:
•
The relevant price per Company Share is $1.484, which is the average closing price per Company Share as reported on the NYSE American over the first five business days following the first public announcement of the Merger on January 26, 2026.

•
The Effective Time as referenced in this section occurs on May 8, 2026, which is the assumed date of the effective time of the Merger solely for purposes of the disclosure in this section (the “Assumed Effective Time”).

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The employment of each of our NEOs is terminated by Goldgroup without “cause” in connection with a “change of control” (as such terms are defined in the relevant plans and agreements) immediately prior to the Effective Time.

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Each NEO has properly executed and not revoked any required separation and release agreements and has otherwise satisfied all requirements necessary to receive the payments and benefits described below.

The amounts indicated below are estimates based on multiple assumptions (including the assumptions described above) that may or may not actually occur or be accurate on the relevant date, and do not reflect certain compensation actions that may occur before completion of the Merger. Accordingly, the actual amounts received may differ from the estimates set forth below. The amounts shown do not reflect any taxes payable by the NEOs.
It is important to note that the Company does not currently expect the NEOs to be terminated without cause or for the payments described below to become payable. However, because the continued employment of the NEOs is not a condition to closing of the Merger, it is possible that Goldgroup may terminate the NEOs without cause, which would trigger the obligation to make the below payments.
Name	Cash(1)	Equity(2)	Perquisites/ Benefits(3)	Total
Allen Palmiere	$2,558,160	$1,180,939	$16,638	$3,755,737
Chet Holyoak	$812,000	$442,814	$42,948	$1,297,762
Armando Alexandri	$0	$210,157	$0	$210,157

(1)
Cash.   The amounts shown in this column represent the estimated cash severance benefits payable to Mr. Palmiere and Mr. Holyoak under their respective employment agreement upon a termination without cause in connection with, or within 12 months following, a change in control. All such cash severance benefits are “double trigger,” meaning such amounts are payable only if there is both a change in control of the Company and a qualifying termination of the NEO. For Mr. Palmiere, the amount reflects the sum of (a) 24 months of his current annual salary, and (b) 24 multiplied by his monthly bonus amount (inclusive of short-term incentive and long-term incentive components). For Mr. Holyoak, the amount reflects the sum of (a) 24 months of his current annual salary, and (b) an amount equal to the greater of the short-term incentive bonus or his targeted cash bonus in each case for the two years prior to the change of control.

(2)
Equity.   The amounts shown in this column represent the estimated aggregate value of each NEO’s Company Awards that would become fully vested upon a termination without cause within 12 months following a change in control. All equity acceleration is “double trigger,” meaning such acceleration requires both a change in control of the Company and a qualifying termination of the NEO. None of the NEOs currently hold any unvested Options. The estimated value of PSUs is calculated assuming 100% payout, although the actual performance would be assessed as of the Effective Time. The table below reflects the unvested RSUs and PSUs (at target) held by our NEOs as of disclosure in this section:

	Number of
Name	RSUs	PSUs
Allen Palmiere	526,262	269,519
Chet Holyoak	197,167	101,225
Armando Alexandri	141,615	0
The amounts in this table do not include fully vested equity awards held by Mr. Palmiere. As of May 4, 2026, Mr. Palmiere held 111,576 fully vested DSUs and 787,329 fully vested RSUs, which have an aggregate value of $1,333,975 at $1.484 per share.
(3)
Perquisites/benefits.   The amount represents the cost of continued benefits coverage and perquisites for the period of 24 months for Mr. Palmiere and for 12 months for Mr. Holyoak. All benefits and perquisites continuation is “double trigger,” meaning such continuation requires both a change in control of the Company and a qualifying termination of the NEO.

Indemnification
The Arrangement Agreement provides that, for a period of six years following the Effective Time, Goldgroup will, subject to certain limitations, indemnify and hold harmless each person who is or was, at or prior to the Effective Time, our director, officer, or employee of any of our subsidiaries in respect of acts or omissions occurring at or prior to the Effective Time, to the fullest extent permitted under applicable law and our organizational documents. This includes liabilities arising out of the fact that such person served in any such capacity, whether a claim is brought before or after the closing of the Merger.
Voting Agreements
Contemporaneously with the execution of the Arrangement Agreement, (i) each of the directors and officers of the Company entered into a Company Voting Agreement with Goldgroup and (ii) each of the directors, officers, and certain shareholders of Goldgroup entered into a Goldgroup Voting Agreement with us. Pursuant to the Company Voting Agreements, among other things, such Company shareholders agreed to vote in favor of the Merger, not to transfer their Company Shares (or any securities convertible into Company Shares) other than in support of the Merger, and not to solicit or negotiate any alternative acquisition proposal in respect of the Company. Pursuant to the Goldgroup Voting Agreements, among other things, such Goldgroup shareholders agreed to vote in favor of the Arrangement, not to transfer their Goldgroup Shares (or any securities convertible into Goldgroup Shares) other than in support of the Arrangement, and not to solicit or negotiate any alternative acquisition proposal in respect of Goldgroup. The Voting Agreements do not preclude a director, in his or her capacity as such, from exercising his or her fiduciary duties and electing to terminate the Arrangement Agreement in the circumstances permitted in the Arrangement Agreement. The Voting Agreements terminate at the earlier of (i) the termination of the Arrangement Agreement in accordance with its terms, and (ii) the Effective Time.
Regulatory Approvals
Under the Arrangement Agreement, the parties have agreed to use commercially reasonable efforts to obtain all regulatory clearances necessary to complete the Merger and the Arrangement as promptly as reasonably practicable.
U.S. Regulatory Approvals
The Merger is not subject to required notification under the HSR Act. As a result, no filings or waiting period under the HSR Act are required.
Canadian Regulatory Approvals
As Goldgroup is listed on the TSXV, completion of the Arrangement is subject to the TSXV’s conditional acceptance of the Arrangement, including in respect of the listing of the Goldgroup Shares issuable pursuant to the Arrangement. Goldgroup has applied to the TSXV for approval of the listing and posting for trading of the Goldgroup Shares to be issued to the Company’s shareholders pursuant to the Merger.
The Arrangement also requires approval by the Court under Part 9, Division 5 of the BCBCA. Prior to the mailing of this proxy statement, Goldgroup obtained the Interim Order providing for the calling and holding of the Goldgroup Shareholder Meeting, certain dissent rights available to Goldgroup shareholders, and other procedural matters. A copy of the Interim Order is attached as Annex B to this proxy statement.
Subject to the approval of the Arrangement by shareholders at the Goldgroup Shareholder Meeting, Goldgroup intends to make an application to the Court for the Final Order approving the Arrangement. If the Final Order is not obtained, the Arrangement and the Merger will not be completed, even if all other approvals are obtained.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Goldgroup or the Company may determine not to proceed with the Arrangement.
The application for the Final Order is expected to take place at the courthouse of the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Vancouver time) on July 6, 2026, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. A copy of the Notice of Hearing of Petition is set forth in Annex C to this proxy statement. The

Notice of Hearing of Petition constitutes notice of the Court hearing of the application for the Final Order and is the only notice of the Court hearing.
Any interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a Response to Petition by no later than 4:00 p.m. (Vancouver time) on July 2, 2026, along with any affidavits or other documents required, all as set out in the Interim Order and the Notice of Hearing of Petition, the text of which are set out in Annex B and Annex C to this proxy statement, respectively, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those persons having previously filed and served a Response to Petition will be given notice of the adjournment.
Mexican Regulatory Approvals
Under the Federal Law of Economic Competition (Ley Federal de Competencia Ecónomica) of Mexico, the Merger requires the approval of Mexico’s National Antimonopoly Commission. Such approval was applied for on March 4, 2026. We received unconditional approval from the Mexican National Antitrust Commission in respect of the Merger on April 27, 2026.
Accounting Treatment of the Merger
The Merger will be accounted for as a business combination in accordance with IFRS 3 Business Combinations, with Goldgroup identified as the accounting acquirer. Goldgroup will measure the identifiable assets acquired and liabilities assumed of Gold Resource at their acquisition-date fair values, including identifiable intangible assets. Any excess of the consideration transferred over the fair value of the net identifiable assets acquired will be recognized as goodwill. Transaction costs associated with the Merger will be expensed as incurred.
Restrictions on Resales
All Goldgroup Shares received by our shareholders as the Merger Consideration will be freely tradable, except that Goldgroup Shares received as Merger Consideration by persons who become affiliates of Goldgroup for purposes of Rule 144 under the Securities Act may be resold by them only in transactions permitted by Rule 144, or as otherwise permitted under the Securities Act. Persons who may be deemed affiliates of Goldgroup generally include individuals or entities that control, are controlled by, or are under common control with Goldgroup and may include the executive officers and directors of Goldgroup as well as its principal shareholders.
Certain Material U.S. Federal Income Tax Consequences
Scope of the Discussion
The following general discussion sets forth the anticipated material U.S. federal income tax consequences applicable to U.S. holders (as defined below) and non-U.S. holders (as defined below) with respect to the receipt of Goldgroup Shares pursuant to the Merger and to U.S. holders with respect to the ownership and disposition of such Goldgroup Shares. This discussion addresses only holders who hold their Company Shares, and, after the Effective Time, U.S. holders who hold their Goldgroup Shares, as a capital asset within the meaning of Section 1221 of the Code.
This discussion is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. holder or non-U.S. holder as a result of the Merger or may apply to a U.S. holder as a result of the ownership and disposition of Goldgroup Shares. This discussion does not take into account the individual facts and circumstances of any particular U.S. holder or non-U.S. holder that may affect the U.S. federal income tax consequences to the holder, including specific tax consequences to a holder under an applicable tax treaty. Except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. Accordingly, this discussion is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any holder. In addition, this discussion does not address the U.S. federal alternative minimum, U.S. federal estate and gift, Medicare contribution, U.S. state and local or non-U.S. tax consequences of the Merger or the ownership and disposition of Goldgroup Shares.
No opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Merger or the ownership and disposition of Goldgroup Shares received pursuant to the Merger. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.
This summary is based on the Code, U.S. Treasury regulations promulgated under the Code (whether final, temporary, or proposed), published rulings of the IRS, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and Capital, signed September 26, 1980, as amended (the “Canada-U.S. Tax Convention”), and U.S. court decisions that are applicable and, in each case, as in effect and available as of the date of this Registration Statement. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.
This summary does not address holders subject to special tax rules, including, without limitation, the following:
•
banks, financial institutions, underwriters, or insurance companies;

•
real estate investment trusts and regulated investment companies;

•
tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•
U.S. expatriates or former long-term residents of the United States;

•
entities or arrangements that are treated as partnerships for U.S. federal income tax purposes and investors in such partnerships;

•
dealers or traders in securities, commodities or currencies;

•
grantor trusts;

•
S corporations;

•
passive foreign investment companies;

•
controlled foreign corporations;

•
holders subject to the alternative minimum tax;

•
holders whose “functional currency” is not the U.S. dollar;

•
holders who received their shares of Company Shares, or, after the Merger, U.S. holders who received their Goldgroup Shares, through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan;

•
holders who own (directly, indirectly or through attribution) 5% or more by vote or value of the outstanding Company Shares, or, after the Merger, U.S. holders who own (directly, indirectly or through attribution) 5% or more by vote or value of the outstanding Goldgroup Shares; or

•
holders holding shares of Company Shares, or, after the Merger, U.S. holders holding Goldgroup Shares, as part of a straddle, synthetic security, hedge, constructive sale, conversion Merger or other integrated investment.

Holders that are subject to special provisions under the Code, including U.S. holders described immediately above, should consult their tax advisors regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Merger and the ownership and disposition of Goldgroup Shares.

If an entity or arrangement that is classified as a partnership (including any other “pass-through” entity) for U.S. federal income tax purposes holds Company Shares (or after the Merger, Goldgroup Shares), the U.S. federal income tax consequences to such partnership and the partners (or owners) of such partnership of participating in the Merger and the ownership and disposition of Goldgroup Shares received pursuant to the Merger generally will depend on the activities of the partnership and the status of such partners (or owners). This summary does not address the tax consequences to any such partnership or partner (or owner). Partners (or owners) of entities and arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Merger and the ownership and disposition of Goldgroup Shares received pursuant to the Merger.
As used in this discussion, a “U.S. holder” means a beneficial owner of Company Shares or, after the Merger, Goldgroup Shares who is, for U.S. federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any state or political subdivision thereof, (iii) a trust that (A) is subject to the primary jurisdiction of a court within the United States and the control of one or more U.S. persons with respect to all of its substantial decisions, or (B) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person, or (iv) an estate that is subject to U.S. federal income tax on its income, regardless of source.
As used in this discussion, a “non-U.S. holder” is a beneficial owner of Company Shares or, after the Merger, Goldgroup Shares, participating in the Merger or exercising dissenters’ rights that is not a U.S. holder and is not an entity classified as a partnership for U.S. federal income tax purposes.
Please consult your own tax advisor as to the specific tax consequences of the Merger and the ownership and disposition of Goldgroup Shares, including the applicable U.S. federal, state, local and non-U.S. tax consequences to you of the Merger and the ownership and disposition of Goldgroup Shares.
U.S. Federal Income Tax Consequences of the Merger to the Company
The Company will not be subject to U.S. federal income tax on the Merger. The Company will continue to be subject to U.S. tax after the Merger and will likely be subject to limitations on the utilization of certain tax attributes. Under Section 382 of the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change tax attributes (such as net operating losses) to offset its post-change income and taxes may be limited. In general, an “ownership change” occurs if there is a cumulative change in ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. The Merger is expected to result in an ownership change under Section 382 of the Code for the Company, potentially limiting the use of the Company’s tax attributes in future taxable years for U.S. federal income tax purposes. These limitations may affect the timing of when these tax attributes can be used which, in turn, may impact the timing of when cash is used to pay the taxes of the Company and have a negative impact on the Company’s financial position and results of operations. In addition, the Company’s ability to use its tax attributes will be dependent on its ability to generate taxable income., as described below.
Tax Residence of Goldgroup for U.S. Federal Income Tax Purposes
Under current U.S. federal income tax law, a corporation generally will be considered to be resident for U.S. federal income tax purposes in its place of organization or incorporation. Accordingly, under the generally applicable U.S. federal income tax rules, Goldgroup, which is a Canadian incorporated entity, would generally be classified as a non-U.S. corporation (and, therefore, not a U.S. tax resident). Section 7874 of the Code and the regulations promulgated thereunder, however, contain specific rules (more fully discussed below) that may cause a non-U.S. corporation to be treated as a U.S. corporation for U.S. federal income tax purposes. These rules are complex and there is little or no guidance as to their application.
Under Section 7874, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if each of the following three conditions are met: (1) the non-U.S. corporation directly or indirectly acquires substantially all of the assets held directly or indirectly by a U.S. corporation (including through the acquisition of all of the outstanding shares of the U.S. corporation), (2) the non-U.S. corporation’s expanded affiliated group does not have substantial business activities in the non-U.S. corporation’s country of organization or incorporation relative to the expanded affiliated group’s worldwide activities, and (3) the shareholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S. acquiring corporation after the acquisition by reason of holding shares in the U.S. acquired corporation (which includes the receipt of the non-U.S. corporation’s shares in exchange for the U.S. corporation’s shares), which is referred to in this proxy statement/prospectus as the “ownership test.”
At the Effective Time, Goldgroup will acquire all of the Company’s assets through the indirect acquisition of all of the Company’s outstanding shares, but Goldgroup, including its expanded affiliated group, is not expected to have substantial business activities in Canada. As a result, Goldgroup will be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 unless, after the Merger, the former shareholders of the Company are treated as owning (within the meaning of Section 7874) less than 80% (by both vote and value) of Goldgroup Shares by reason of holding Company Shares.
Based on the rules for determining share ownership under Section 7874 and certain factual assumptions, after the Merger, the Company shareholders are expected to be treated as holding less than 80% (by both vote and value) of the Goldgroup Shares by reason of their ownership of the Company Shares. However, because the rules for computing the 80% are complex, there is no assurance that the IRS will not challenge this conclusion. In addition, by the time of the closing of the Merger, there could be a change in law under Section 7874 of the Code, in the regulations promulgated thereunder, or other changes in law that, if enacted, could (possibly retroactively) cause Goldgroup to be treated as a U.S. corporation for U.S. federal income tax purposes. In such event, Goldgroup could be liable for substantial additional U.S. federal income tax on its operations and income following the closing of the Merger.
Regardless of the application of Section 7874 of the Code, Goldgroup is expected to be treated as a Canadian resident company for Canadian tax purposes because Goldgroup is incorporated under Canadian law and is intending to have its place of central management and control (as determined for Canadian tax purposes) in Canada. The remaining discussion assumes that Goldgroup will not be treated as a U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code.
Potential Limitation on the Utilization of the Company’s (and its U.S. Affiliates’) Tax Attributes
Following the acquisition of a U.S. corporation by a non-U.S. corporation, Section 7874 may limit the ability of the acquired U.S. corporation and its U.S. affiliates to utilize certain U.S. tax attributes (including net operating losses and certain tax credits) to offset U.S. taxable income resulting from certain transactions. Specifically, if the shareholders of the acquired U.S. corporation hold at least 60% (but less than 80%), by either vote or value, of the shares of the non-U.S. acquiring corporation by reason of holding shares in the U.S. corporation, the taxable income of the U.S. corporation (and any person related to the U.S. corporation) for any given year, within a ten-year period beginning on the last date the U.S. corporation’s properties were acquired, will be no less than that person’s “inversion gain” for that taxable year. A person’s inversion gain includes gain from the transfer of shares or any other property (other than property held for sale to customers) and income from the license of any property that is either transferred or licensed as part of the acquisition, or, if after the acquisition, is transferred or licensed to a non-U.S. related person.
Pursuant to the Merger, the Company shareholders are expected to receive less than 60% of the vote and value of the Goldgroup Shares by reason of holding the Company Shares. As a result, the Company and its U.S. affiliates should not be limited in their ability to utilize certain U.S. tax attributes to offset their inversion gain, if any. Because the rules for computing the 60% threshold are complex, there is no assurance that the IRS will not challenge this conclusion and apply the provisions of Section 7874 as if shareholders of the Company hold at least 60% of the vote and value of the Goldgroup Shares after the Merger.
Material U.S. Federal Income Tax Consequences of the Merger to U.S. Holders
Qualification of the Merger as a Reorganization under Section 368(a) of the Code
The Merger is intended to qualify as a reorganization under Section 368(a) of the Code. In such case, the U.S. federal income tax consequences of the Merger to U.S. holders of Company Shares, except as described below with respect to a U.S. holder of Company Shares that owns, directly or by attribution, 5% or more by vote or value of the Goldgroup Shares immediately after the Merger: (a “5% U.S. Holder”), should be as follows:
a)
a U.S. holder should not recognize gain or loss as a result of the Merger;

b)
the U.S. holder’s aggregate tax basis of Goldgroup Shares received pursuant to the Merger should be the same as the aggregate tax basis of the shares of Company Shares surrendered in exchange therefor; and

c)
the U.S. holder’s holding period of the Goldgroup Shares received pursuant to the Merger will include the holding period of the shares of Company Shares surrendered therefor.

If the U.S. holder acquired different blocks of Company Shares at different times and at different prices, such U.S. holder’s adjusted tax basis and holding periods in its Goldgroup common shares will be determined by reference to each block of Company Shares.
A 5% U.S. Holder will generally qualify for the treatment described above only if the 5% U.S. Holder timely files a “gain recognition agreement” (a “GRA”) as defined in applicable U.S. Treasury regulations promulgated under Section 367(a) of the Code, with the IRS. Under a GRA, a U.S. Holder could be required to recognize the gain with respect to its Company Shares at a later date if one of a number of triggering events occur. The events that could require recognition of the gain include (among other events) the disposition of the underlying business or assets of the Company, or the disposition of the Company Shares by Goldgroup. Even if under regular federal income tax principles such U.S. Holder would otherwise be required to recognize gain or income due to such a disposition or event, that gain may be required to be recognized under a GRA. Moreover, if there is another tax-free transaction with respect to the Company Shares or related business or assets, the U.S. Holder may be required to enter into a subsequent GRA with respect to any such later transaction. The terms of a GRA typically also require the U.S. Holder to extend the applicable statute of limitations with respect to the recognition of the gain inherent in its Company Shares.
A 5% U.S. Holder who fails to file a gain recognition agreement with the IRS will not qualify for the treatment described above, and instead will recognize gain (but not loss) in the Merger in the amount, if any, by which the value of the Goldgroup Shares received by the 5% U.S. Holder exceeds such holder’s adjusted tax basis in its Company Shares exchanged therefor. Any gain so recognized would generally be treated as capital gain, which would be long-term capital gain if the holding period with respect to such Company Shares is more than one year as of the Effective Time. Preferential tax rates apply to long-term capital gains of a 5% U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a 5% U.S. Holder that is a corporation. The adjusted tax basis in the Goldgroup Shares received by the 5% U.S. Holder would be equal to the adjusted tax basis of the Company Shares exchanged therefor increased by the amount of gain recognized. The 5% U.S. Holder would not recognize any loss in such holder’s Company Shares and would not be permitted to net any such losses against any gain recognized with respect to other Company Shares. In addition, the 5% U.S. Holder’s holding period of the Goldgroup Shares received pursuant to the Merger will include the holding period of the Company Shares exchanged therefor. Each such 5% U.S. Holder should consult its own tax advisor concerning the decision to file a gain recognition agreement, the procedures to be followed in connection with that filing, and other applicable considerations.
Potential Application of Section 367 of the Code
Section 367(a) of the Code generally requires U.S. shareholders to recognize gain (but not loss) when stock of a U.S. corporation is exchanged for stock of a non-U.S. corporation in an exchange that would otherwise qualify for non-recognition treatment. U.S. Treasury regulations provide that Section 367(a) would apply if either (i) the U.S. shareholders of the acquired U.S. corporation receive more than 50% (by vote or value) of the stock of the non-U.S. corporation, or (ii) the non-U.S. corporation fails to meet the “active trade or business test.” The “active trade or business test” generally requires (I) the non-U.S. corporation to be engaged in an “active trade or business” outside of the U.S. for the 36-month period immediately before the exchange and neither the U.S. nor the non-U.S. corporation have an intention to substantially dispose of or discontinue such trade or business, and (II) the fair market value of the non-U.S. corporation to be at least equal to the fair market value of the U.S. corporation, as specifically determined for purposes of Section 367 of the Code, as of the closing of the Merger. The Company believes and the parties intend that the Merger should not satisfy either of the requirements of the U.S. Treasury regulations, described above, for the application of Section 367(a) to a U.S. holder’s transfer of shares of Company Shares to Goldgroup in exchange for Goldgroup Shares, and therefore, should be entitled to qualify under Section 368 of the Code as a tax-free reorganization, but there is no assurance that the IRS will not challenge that conclusion.
U.S. holders of Company Shares should consult their independent tax advisors regarding the qualification of the Merger described above as a transfer described as a reorganization under Section 368(a) of the Code and the potential application of Section 367 to the Merger.
Material U.S. Federal Income Tax Considerations to U.S. Holders of Owning Goldgroup Shares
The following discussion is subject, in its entirety, to the rules described below under the heading “— Passive Foreign Investment Company Rules.”
Taxation of Distributions
A U.S. holder that receives a distribution, including a constructive distribution, with respect to Goldgroup Shares will be required to include the amount of the distribution in gross income as a dividend (without reduction for any foreign income tax withheld from the distribution) to the extent of the current or accumulated “earnings and profits” of Goldgroup, as computed for U.S. federal income tax purposes. To the extent that a distribution exceeds the current and accumulated “earnings and profits” of Goldgroup, the distribution will be treated first as a tax-free return of capital to the extent of a U.S. holder’s tax basis in the Goldgroup Shares and thereafter as a gain from the sale or exchange of the Goldgroup Shares (see “— Sale or Other Taxable Disposition of Goldgroup Shares” below). However, Goldgroup may not maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. holder may have to assume that any distribution by Goldgroup with respect to its common shares will constitute ordinary dividend income. Dividends received on Goldgroup Shares by corporate U.S. holders generally will not be eligible for the “dividends received deduction.” Subject to applicable limitations and provided either (i) Goldgroup is eligible for the benefits of the Canada-U.S. Tax Convention, or (ii) the Goldgroup Shares are readily tradable on an established securities market in the United States, dividends paid by Goldgroup to non-corporate U.S. holders generally will be eligible for the preferential tax rates applicable to “qualified dividends,” provided certain holding period and other conditions are satisfied, including that Goldgroup is not a “passive foreign investment company” or “PFIC” (as defined below in the section entitled “— Passive Foreign Investment Company Rules”) in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. holder should consult its own tax advisor regarding the application of such rules.
Sale or Other Taxable Disposition of Goldgroup Shares
A U.S. holder will recognize gain or loss on the sale or other taxable disposition of Goldgroup Shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received (other than amounts, if any, that are, or are deemed to be, interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income), and (b) the U.S. holder’s tax basis in the Goldgroup Shares sold or otherwise disposed of. Any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if, at the time of the sale or other disposition, the Goldgroup Shares have been held for more than one year.
Preferential tax rates apply to long-term capital gains of a U.S. holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. holder that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.
Passive Foreign Investment Company Rules
If Goldgroup were to constitute a PFIC for any year during a U.S. holder’s holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. holder resulting from the acquisition, ownership and disposition of Goldgroup Shares. Goldgroup believes that it was not a PFIC for the tax year ended December 31, 2025. Based on current business plans and financial expectations, Goldgroup expects that it will not be a PFIC for the current tax year ending December 31, 2026. Goldgroup has made no determination regarding its PFIC status for future tax years. However, PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question, and is determined annually. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurance that Goldgroup has never been, and will not become, a PFIC for any tax year during which U.S. holders hold Goldgroup Shares. No opinion of legal counsel or ruling from the IRS concerning the status of Goldgroup as a PFIC has been obtained or is currently planned to be requested.
In any year in which Goldgroup is classified as a PFIC, a U.S. holder will be required to file an annual report with the IRS containing such information as Treasury regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. holders should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621.
Goldgroup generally will be a PFIC if, after the application of certain “look-through” rules with respect to subsidiaries in which Goldgroup holds at least 25% of the value of such subsidiary, for a tax year, (a) 75% or more of the gross income of Goldgroup for such tax year is passive income or (b) 50% or more of the value of Goldgroup’s assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets. “Gross income” generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and “passive income” generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities Mergers. Active business gains arising from the sale of commodities generally are excluded from passive income if substantially all (85% or more) of a foreign corporation’s commodities are stock in trade or inventory, depreciable property used in a trade or business or supplies regularly used or consumed in the ordinary course of its trade or business, and certain other requirements are satisfied.
If Goldgroup were a PFIC in any tax year during which a U.S. holder held Goldgroup Shares, such holder generally would be subject to special rules with respect to “excess distributions” made by Americas on its common shares and with respect to gain from the disposition of Goldgroup Shares. An “excess distribution” generally is defined as the excess of distributions with respect to the Goldgroup Shares received by a U.S. Holder in any tax year over 125% of the average annual distributions such U.S. holder has received from Goldgroup during the shorter of the three preceding tax years, or such U.S. holder’s holding period for the Goldgroup Shares. Generally, a U.S. holder would be required to allocate any excess distribution or gain from the disposition of the Goldgroup Shares ratably over its holding period for the Goldgroup Shares. Such amounts allocated to the year of the disposition or excess distribution would be taxed as ordinary income, and amounts allocated to prior tax years would be taxed as ordinary income at the highest tax rate in effect for each such year and an interest charge at the rate applicable to underpayments of tax would apply. Any distribution made by Goldgroup that does not constitute an “excess distribution” generally will be treated in the manner described above under “— Material U.S. Federal Income Tax Considerations to U.S. Holders of Owning Goldgroup Shares — Taxation of Distributions,” except that the preferential tax rate applicable to “qualified dividends” would not apply with respect to the Goldgroup Shares.
While there are U.S. federal income tax elections that can be made to mitigate the above-described adverse tax consequences (including the QEF Election under Section 1295 of the Code and the “Mark-to-Market Election” under Section 1296 of the Code), such elections are available in limited circumstances and must be made in a timely manner. A U.S. holder who makes a QEF Election generally must report on a current basis its share of Goldgroup’s net capital gain and ordinary earnings for any year in which Goldgroup is a PFIC, whether or not Goldgroup distributes any amounts to its shareholders. However, U.S. holders should be aware that there can be no assurance that Goldgroup will satisfy the record keeping requirements that apply to a QEF, or that Goldgroup will supply U.S. holders with information that such U.S. holders require to report under the QEF Election rules, in the event that Goldgroup is a PFIC and a U.S. holder wishes to make a QEF Election. Thus, U.S. holders may not be able to make a QEF Election with respect to their Goldgroup Shares. A U.S. holder who makes a mark-to-market election generally must include as ordinary income each year the excess of the fair market value of the Goldgroup Shares over the taxpayer’s basis therein.
U.S. holders should be aware that, for each tax year, if any, that Goldgroup is a PFIC, Goldgroup can provide no assurances that it will satisfy the record keeping requirements or make available to U.S. holders the information such U.S. holders require to make a QEF Election with respect to Goldgroup or any subsidiary that also is classified as a PFIC. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to the ownership and disposition of Goldgroup Shares, and the availability of certain U.S. tax elections under the PFIC rules.
Additional Considerations
Foreign Tax Credit
A U.S. holder that pays (whether directly or through withholding) Canadian income tax in connection with the Merger or in connection with the ownership or disposition of Goldgroup Shares may be entitled, at the election of the U.S. holder, to receive either a deduction or a credit for the Canadian income tax paid. Generally, a credit will reduce a U.S. holder’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. holder’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly, or through withholding) by a U.S. holder during a year.
Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. holder’s U.S. federal income tax liability that the U.S. holder’s “foreign source” taxable income bears to the U.S. holder’s worldwide taxable income. In applying this limitation, a U.S. holder’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source.” Generally, dividends paid by a foreign corporation should be treated as “foreign source” for this purpose, and gains recognized on the sale of stock of a foreign corporation by a U.S. holder should be treated as “U.S. source” for this purpose, except as otherwise provided in an applicable income tax treaty, and if an election is properly made under the Code. However, the amount of a distribution with respect to the Goldgroup Shares that is treated as a “dividend” may be lower for U.S. federal income tax purposes than it is for Canadian federal income tax purposes, which would result in a reduced foreign tax credit allowance to a U.S. holder. In addition, this limitation is calculated separately with respect to specific categories of income. Special foreign tax credit rules apply for foreign income taxes paid with respect to any distribution on shares of a PFIC. The foreign tax credit rules are complex, and each U.S. holder should consult its own U.S. tax advisor regarding the foreign tax credit rules.
Foreign Currency
The amount of any distribution or proceeds paid in Canadian dollars to a U.S. holder in connection with the ownership of Goldgroup Shares, or on the sale, exchange or other taxable disposition of Goldgroup Shares, or any Canadian dollars received in connection with the Merger (including, but not limited to, U.S. holders exercising dissenters’ rights under the Merger), will generally be included in the gross income of a U.S. holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of such amount, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. holder will have a basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Any U.S. holder who receives payment in Canadian dollars and engages in a subsequent conversion or other disposition of the Canadian dollars may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally would be “U.S. source” income or loss for foreign tax credit purposes. Different rules apply to U.S. holders who use the accrual method with respect to foreign currency received upon the sale, exchange or other taxable disposition of the shares of Company Shares or Goldgroup Shares. Each U.S. holder should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars.

Information Reporting and Backup Withholding Tax
U.S. holders that own at least 5% (of total voting power or total value) of the Company immediately before, and/or at least 5% (of total voting power or total value) of Goldgroup immediately after, the Merger will be required to file with the IRS certain Section 368(a) reorganization statements. Other information reporting, including with respect to certain U.S. holders, information reporting on IRS Form 926, could also apply to the Merger. U.S. holders should consult their own tax advisors about the information reporting requirements that could be applicable to the exchange of shares of Company Shares for Goldgroup Shares in the Merger and any potential penalties associated with a failure to satisfy such requirements.
Under U.S. federal income tax law, certain categories of U.S. holders must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. holders that hold certain specified foreign financial assets in excess of certain thresholds. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. holders may be subject to these reporting requirements unless their shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. holders should consult with their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938 or other required IRS filings or disclosures.
Payments made within the United States or by a U.S. payor or U.S. middleman of (a) distributions on Goldgroup Shares, (b) proceeds arising from the sale or other taxable disposition of Goldgroup Shares, or (c) cash payments received in connection with the Merger (including, but not limited to, U.S. holders exercising dissenters’ rights) may be subject to information reporting and backup withholding tax, currently at the rate of 24%. A U.S. holder generally will not be subject to backup withholding, however, if the U.S. holder (a) furnishes a correct taxpayer identification number, certifies, under penalties of perjury, that the U.S. holder is not subject to backup withholding on a Form W-9, and otherwise complies with applicable requirements of the backup withholding rules or, (b) provides proof that it is otherwise exempt from backup withholding. Backup withholding is not an additional U.S. federal tax. Any amounts withheld under the backup withholding tax rules generally will be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided the U.S. holder furnishes required information to the IRS in a timely manner.
The discussion of reporting requirements set forth above is not intended to constitute an exhaustive description of all reporting requirements that may apply to a U.S. holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. holder should consult its own tax advisors regarding the information reporting and backup withholding rules.
Material U.S. Federal Income Tax Considerations of the Merger to Non-U.S. Holders
A non-U.S. holder who exchanges its Company Shares for Goldgroup Shares pursuant to the Merger will generally not be subject to U.S. federal income tax on any gain with respect to the Merger unless:
•
the gain is effectively connected with the conduct of a trade or business in the United States and, if an income tax treaty applies, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder;

•
the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the Merger, and certain other conditions are met; or

•
the Company is, or has been, a “United States real property holding corporation,” for U.S. federal income tax purposes at any time during the shorter of (a) the five-year period ending at the Effective Time or (b) the period during which the non-U.S. holder has owned Company Shares.

If a non-U.S. holder’s gain is described in the first bullet point above, such non-U.S. holder will generally be treated for U.S. federal income tax purposes in the same manner as a U.S. holder as described above under “— Material U.S. Federal Income Tax Consequences of the Merger to U.S. Holders,” and generally will be subject to U.S. federal income tax on any gain realized, net of certain deductions, at the rates applicable to U.S. holders. Corporate non-U.S. holders whose gain is described in the first bullet point (and not the third bullet point) above may also be subject to the branch profits tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) on such effectively connected income (or, if an income tax treaty applies, on such income attributable to a U.S. permanent establishment).
Individual non-U.S. holders described in the second bullet point above will generally be subject to U.S. federal income tax at a flat rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on any gain realized, which may be offset by “U.S. source” capital losses, even though such non-U.S. holders are not considered to be residents of the U.S.
The Company believes that it is not, and has not been during the five-year period ending at the Effective Time, a United States real property holding corporation, or “USRPHC,” as defined for U.S. federal income tax purposes. Therefore, a non-U.S. holder should not be subject to U.S. federal income tax on any gain with respect to the Merger under the third bullet point above.
Certain Material Canadian Federal Income Tax Consequences
The following is, as of the date hereof, a general summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) that are generally applicable to beneficial owners of Company Shares who, at all relevant times and for purposes of the Tax Act deal at arm’s length with, and are not affiliated with Goldgroup, Merger Sub, or the Company and hold their Company Shares, and will hold any Goldgroup Shares received pursuant to the Arrangement as capital property (each, a “Holder”), all within the meaning of the Tax Act. Company Shares and Goldgroup Shares will generally be considered to be capital property to a Holder unless the Holder holds or uses the Company Shares or Goldgroup Shares, or is deemed to hold or use the Company Shares or Goldgroup Shares, as the case may be, in the course of carrying on a business of trading or dealing in securities or has acquired them or is deemed to have acquired them in one or more transactions considered to be an adventure or concern in the nature of trade.
This summary does not apply to a Holder: (i) that is a “financial institution” for purposes of the “mark-to-market” rules contained in the Tax Act; (ii) an interest in which is or would constitute a “tax shelter investment” as defined in the Tax Act; (iii) that is a “specified financial institution” as defined in the Tax Act; (iv) who makes, or has made, a “functional currency” reporting election under Section 261 of the Tax Act; (v) who received Company Shares upon exercise of a stock option or other form of employee compensation plan or arrangement; (vi) who has entered into or will enter into, with respect to their Company Shares or Goldgroup Shares, a “synthetic disposition arrangement” or a “derivative forward agreement” as those terms are defined in the Tax Act; (vii) that will receive dividends on Goldgroup Shares under or as part of a “dividend rental arrangement” (as defined in the Tax Act); (viii) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada; or (ix) that is exempt from tax under the Tax Act. All such Holders should consult their own tax advisors with respect to the Arrangement, including the exchange of Company Shares for Goldgroup Shares pursuant to the Arrangement and the ownership and disposition of Goldgroup Shares.
This summary does not apply to a Holder who disposes of its Company Shares as a result of the exercise of dissent rights. Such Holders should consult their own tax advisors.
Additional considerations not discussed herein may apply to a Holder that is a corporation resident in Canada, or a corporation that does not deal at “arm’s length” (within the meaning of the Tax Act) with a corporation resident in Canada, that is or becomes, as part of a transaction or event or a series of transactions or events that includes the transactions described in this proxy statement, controlled by a non-resident person (or group of non-resident persons that do not deal with each other at arm’s length) for purposes of the “foreign affiliate dumping” rules in section 212.3 of the Tax Act. Such Holders should consult their own tax advisors.

The tax treatment of holders of Company Awards is not addressed in this summary. All holders of Company Awards should consult their own tax advisors with respect to the Arrangement.
This summary is based on the facts set out in this proxy statement, the current provisions of the Tax Act in force as of the date hereof, specific proposals to amend the Tax Act (the “Proposed Amendments”) that have been announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, and counsel’s understanding of the current published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) publicly available prior to the date of this Circular.
Except for the Proposed Amendments, this summary does not take into account or anticipate any other changes in law or any changes in the CRA’s administrative policies and assessing practices, whether by way of judicial, governmental, or legislative action or decision, nor does it take into account other federal or any provincial, territorial, or foreign income tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations discussed herein. No assurances can be given that the Proposed Amendments will be enacted as proposed or at all, or that legislative, judicial, or administrative changes will not modify or change the statements expressed herein.
This summary is not exhaustive of all possible Canadian federal income tax considerations applicable to the Arrangement or the ownership and disposition of Goldgroup Shares. This summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business or income tax advice to any particular Holder. Holders should consult their own tax advisors with respect to the tax consequences applicable to them having regard to their own particular circumstances.
Currency Conversion
In general, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of Company Shares and Goldgroup Shares (including, without limitation, dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. Amounts denominated in foreign currency must be converted into Canadian dollars using the “relevant spot rate” (as defined in the Tax Act) for the day on which such amount arose or such other rate as is acceptable to the Minister of National Revenue (Canada).
Holders Resident in Canada
This part of the summary is generally applicable to a Holder who, at all relevant times, and for purposes of the Tax Act, is resident, or is deemed to be resident, in Canada (a “Resident Holder”). Certain Resident Holders whose Goldgroup Shares might not otherwise constitute capital property may be eligible to make an irrevocable election in accordance with Subsection 39(4) of the Tax Act to have their Goldgroup Shares (but not their Company Shares) and every other “Canadian security” (as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years, be deemed to be capital property. Resident Holders contemplating such an election should first consult their own tax advisors.
Exchange of Company Shares
No Section 85 Election
A Resident Holder who exchanges Company Shares for Goldgroup Shares pursuant to the Arrangement (other than a Resident Holder (other than a person who is exempt from tax under Part I of the Tax Act), or an Eligible Non-Resident, as defined below under “— Exchange of Company Shares and Subsequent Disposition of Goldgroup Shares” (an “Eligible Holder”) who makes a Section 85 Election with Goldgroup as discussed below under “— Section 85 Election”) will be considered to have disposed of the Company Shares for proceeds of disposition equal to the aggregate fair market value of the Goldgroup Shares received. As a result, the Resident Holder will generally realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Company Shares immediately before the exchange. See “— Disposition of Goldgroup Shares” and “Taxation of Capital Gains and Capital Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

The cost to the Resident Holder of the Goldgroup Shares acquired on the exchange will be equal to the fair market value of the Goldgroup Shares at the time of the exchange. The Resident Holder’s adjusted cost base of the Goldgroup Shares so acquired will be determined by averaging such cost with the adjusted cost base to the Resident Holder of all Goldgroup Shares (if any) owned by the Resident Holder as capital property immediately prior to such exchange.
Section 85 Election
A Resident Holder who is an Eligible Holder and who receives Goldgroup Shares pursuant to the Arrangement may obtain a full or partial deferral in respect of the exchange of the Eligible Holder’s Company Shares by filing with the CRA (and, where applicable, with a provincial tax authority) a joint election made by the Eligible Holder and Goldgroup under Subsection 85(1) of the Tax Act (or, in the case of a partnership, under Subsection 85(2) of the Tax Act, provided that all members of the partnership jointly elect) and the corresponding provisions of any applicable provincial tax legislation (collectively, the “Section 85 Election”).
The availability and extent of the deferral will depend on the Elected Amount (as defined below) designated and the Resident Holder’s adjusted cost base of Company Shares at the time of the exchange, and is subject to the Section 85 Election requirements being met under the Tax Act.
An Eligible Holder making a Section 85 Election will be required to designate an amount (the “Elected Amount”) in such Section 85 Election form that will be deemed to be the proceeds of disposition of the Eligible Holder’s Company Shares. In general, the Elected Amount may not be:
(a)
less than the lesser of (i) the Eligible Holder’s aggregate adjusted cost base of Company Shares immediately before the time of exchange, and (ii) the aggregate fair market value of such Company Shares, at the time of the exchange; or

(b)
greater than the aggregate fair market value of such Company Shares at the time of exchange.

Elected Amounts that do not comply with the foregoing limitations will be automatically adjusted under the Tax Act so that they are in compliance.
The Canadian federal income tax treatment to an Eligible Holder who makes a valid Section 85 Election generally will be as follows:
(a)
the Eligible Holder will be deemed to have disposed of the Eligible Holder’s Company Shares for proceeds of disposition equal to the Elected Amount;

(b)
the Eligible Holder will not realize any capital gain or capital loss if the Elected Amount (subject to the limitations described above and set out in the Tax Act) equals the aggregate of the Eligible Holder’s adjusted cost base of the Company Shares at the time of exchange and any reasonable costs of disposition;

(c)
to the extent that the Elected Amount exceeds the aggregate of the Eligible Holder’s adjusted cost base of the Company Shares and any reasonable costs of disposition, the Eligible Holder will in general realize a capital gain equal to such excess amount; and

(d)
the cost to the Eligible Holder of Goldgroup Shares acquired on the exchange will be equal to the Elected Amount, and such cost will be averaged with the adjusted cost base of all other Goldgroup Shares (if any) held by the Eligible Holder immediately prior to the exchange as capital property for the purpose of determining thereafter the adjusted cost base of each Goldgroup Share held by such Eligible Holder.

Procedure for Making Section 85 Election
Upon receipt of the Letter of Transmittal in which an Eligible Holder has indicated that such holder intends to make a Section 85 Election, Goldgroup will deliver a tax instruction letter (the “Tax Instruction Letter”) to such holder. The Tax Instruction Letter will provide general instructions on how to make the Section 85 Election with Goldgroup in order to obtain a full or partial tax deferred rollover for Canadian income tax purposes in respect of the sale of the Eligible Holder’s Company Shares to Goldgroup.

An Eligible Holder may make a Section 85 Election by providing two signed copies of the necessary joint election forms to an appointed representative, as directed by Goldgroup in the Tax Instruction Letter, within 60 days after the Effective Date, duly completed with the details of the number of Company Shares transferred and the applicable agreed amounts for the purposes of such joint elections. Subject to such Section 85 Elections being correct and complete and in compliance with requirements imposed under the Tax Act (or any analogous provision of provincial income tax law), Goldgroup will sign and return to the Eligible Holder for filing with the CRA (or the applicable provincial tax authority) the applicable Section 85 Election form(s) within 30 days after receiving the completed Section 85 Election forms from the Eligible Holder. Each Eligible Holder will be solely responsible for ensuring the Section 85 Election is filed with the CRA (and any applicable provincial income tax authorities) by the required filing deadline.
Neither the Company, Goldgroup nor any successor corporation shall be responsible for the proper completion and filing of any Section 85 Election, and except for the obligation to sign and return the duly completed Section 85 Elections which are received within 60 days of the Effective Date, for any taxes, interest or penalties arising as a result of the failure of an Eligible Holder to properly or timely complete and file such Section 85 Elections in the form and manner prescribed by the Tax Act (or any applicable provincial legislation). In its sole discretion, Goldgroup or any successor corporation may choose to sign and return a Section 85 Election received by it from an Eligible Holder more than 60 days following the Effective Date, but will have no obligation to do so.
Eligible Holders wishing to make a Section 85 Election should consult their own tax advisors without delay and should provide the relevant information to Goldgroup, as set out in the Tax Instruction Letter, as soon as possible. A Section 85 Election will be valid only if it meets all the applicable requirements under the Tax Act (and any applicable provincial tax legislation) and is filed on a timely basis. These requirements are complex, are not discussed in any detail in this summary, and meeting these requirements with respect to preparing and filing the Section 85 Election will be the sole responsibility of the Eligible Holder.
Any Eligible Holder who does not ensure that information necessary to make a Section 85 Election has been received by Goldgroup in accordance with the procedures set out in the Tax Instruction Letter within the time period noted above may not be able to benefit from the tax deferral provisions in subsections 85(1) or 85(2) of the Tax Act (or the corresponding provisions of any applicable provincial tax legislation). Accordingly, all Eligible Holders who wish to make a Section 85 Election with Goldgroup should give their immediate attention to this matter.
Dividends on Goldgroup Shares
Dividends received or deemed to be received on Goldgroup Shares held by a Resident Holder will be included in the Resident Holder’s income for the purposes of the Tax Act. Such dividends received or deemed to be received by a Resident Holder who is an individual (including certain trusts) will be subject to the gross-up and dividend tax credit rules in the Tax Act normally applicable to “taxable dividends” received from “taxable Canadian corporations” (as defined in the Tax Act), including the enhanced gross-up and dividend tax credit rules applicable to any dividend that Goldgroup designates as an “eligible dividend” in accordance with the Tax Act. There may be limitations on the ability of Goldgroup to designate dividends as “eligible dividends.”
In the case of a Resident Holder that is a corporation, dividends received or deemed to be received on Goldgroup Shares will be required to be included in computing the corporation’s income for the taxation year in which such dividends are received or deemed to be received and will generally be deductible in computing the corporation’s taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Accordingly, Resident Holders that are corporations should consult their own tax advisors for specific advice with respect to the potential application of this provision.
A Resident Holder that is a “private corporation” or a “subject corporation” (each as defined in the Tax Act), may be liable under Part IV of the Tax Act to pay a refundable tax on dividends received or deemed to be received on Goldgroup Shares to the extent that such dividends are deductible in computing the Resident Holder’s taxable income for the year.

Disposition of Goldgroup Shares
A disposition or deemed disposition of a Goldgroup Share by a Resident Holder (other than a disposition to Goldgroup except where such disposition is the result of a purchase in the open market in the manner in which shares are normally purchased by a member of the public in the open market) will generally result in a capital gain (or a capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Goldgroup Share immediately before the disposition. For a description of the tax treatment of capital gains and capital losses, see “— Taxation of Capital Gains and Capital Losses” below.
Taxation of Capital Gains and Capital Losses
One half of the amount of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year will be required to be included in computing the Resident Holder’s income for that year. A Resident Holder will generally be required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses in excess of taxable capital gains realized in a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years, subject to and in accordance with the detailed rules contained in the Tax Act.
The amount of any capital loss realized on the disposition of a Company Share or Goldgroup Share by a Resident Holder that is a corporation may, to the extent and under the circumstances specified by the Tax Act, be reduced by the amount of any dividends received or deemed to have been received by the corporation on such share (or on a share for which such share is substituted or exchanged). Similar rules may apply where a corporation is, directly or through a trust or partnership, a beneficiary of a trust or a member of a partnership that owns such shares. Resident Holders to whom these rules may be relevant should consult their own tax advisors.
Additional Refundable Tax
A Resident Holder that is throughout the year a “Canadian-controlled private corporation,” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act), may be liable to pay an additional refundable tax on certain investment income for the year, including taxable capital gains, interest and dividends (including deemed dividends) that are not deductible in computing the Resident Holder’s taxable income for the taxation year.
Alternative Minimum Tax
Capital gains realized and taxable dividends received or deemed to be received by a Resident Holder who is an individual (including certain trusts) may give rise to a liability for alternative minimum tax. Resident Holders should consult their own tax advisors with respect to the application of the minimum tax.
Holders Not Resident in Canada
This part of the summary is generally applicable to a Holder who, at all relevant times, and for purposes of the Tax Act is neither resident nor deemed to be resident in Canada, and does not use or hold, and is not deemed to use or hold, Company Shares or Goldgroup Shares in connection with carrying on a business in Canada (a “Non-Resident Holder”). This part of the summary is not applicable to a Non-Resident Holder that is an insurer carrying on an insurance business in Canada and elsewhere or to an “authorized foreign bank,” as defined in the Tax Act. Non-Resident Holders should consult their own tax advisors for advice having regard to their own particular tax circumstances.
Exchange of Company Shares and Subsequent Disposition of Goldgroup Shares
A Non-Resident Holder who exchanges their Company Shares for Goldgroup Shares pursuant to the Arrangement will not be subject to tax under the Tax Act on any capital gain, or entitled to deduct any capital loss, realized on the exchange, unless such Company Shares are: (a) “taxable Canadian property” to the Non-Resident Holder at the time of disposition for purposes of the Tax Act; and (b) not “treaty-protected property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition.
Similarly, a Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of a Goldgroup Share acquired pursuant to the Arrangement, unless the Goldgroup Share is: (a) “taxable Canadian property” to the Non-Resident Holder at the time of disposition for purposes of the Tax Act; and (b) not “treaty-protected property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition.
Generally, a Company Share and a Goldgroup Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition (including upon the exchange of the Company Shares) provided that the particular share is listed on a “designated stock exchange” for the purposes of the Tax Act (which currently includes the TSXV and the NYSE American), unless at any time during the 60-month period immediately preceding the disposition,
(a)
25% or more of the issued shares of any class of the capital stock of the Company or Goldgroup, as applicable, were owned by or belonged to any combination of (i) the Non-Resident Holder, (ii) persons with whom the Non-Resident Holder did not deal at arm’s length, and (iii) partnerships in which the Non-Resident Holder or a person described in (ii) holds a membership interest directly or indirectly through one or more partnerships; and

(b)
more than 50% of the fair market value of the applicable shares was derived, directly or indirectly, from one or any combination of real or immovable property situated in Canada, “Canadian resource property” (as defined in the Tax Act), “timber resource property” (as defined in the Tax Act), or options in respect of, interests in, or for civil law rights in such properties, whether or not such property exists.

Notwithstanding the foregoing, a Company Share or Goldgroup Share may be deemed to be “taxable Canadian property” in certain other circumstances under the Tax Act. Non-Resident Holders should consult their own tax advisors in this regard.
In circumstances where a Company Share constitutes taxable Canadian property of the Non-Resident Holder, any capital gain (or loss) that would be realized on the exchange of the Company Share under the Arrangement that is not treaty-protected property, generally will be subject to the same Canadian tax consequences discussed above for a Resident Holder under the headings “— Exchange of Company Shares,” and “— Taxation of Capital Gains and Capital Losses.” Similarly, with respect to a Goldgroup Share owned by a Non-Resident Holder in the aforesaid circumstances, the tax consequences discussed above for a Resident Holder under the headings “— Disposition of Goldgroup Shares” and “— Taxation of Capital Gains and Capital Losses” will generally apply.
Non-Resident Holders whose Company Shares or Goldgroup Shares may be “taxable Canadian property” should consult their own tax advisors in this regard, including with respect to the potential Canadian income tax filing requirements of owning and disposing of such shares.
A Non-Resident Holder whose Company Shares are “taxable Canadian property” and not “treaty-protected property,” in each case as defined in the Tax Act (an “Eligible Non-Resident”), who receives Goldgroup Shares pursuant to the Arrangement may make a Section 85 Election jointly with Goldgroup to obtain a full or partial deferral for purposes of the Tax Act of the capital gain that would otherwise be realized on the exchange depending on the Elected Amount and their adjusted cost base of the Company Shares at the time of the exchange. The procedures for making a Section 85 Election and the effects of filing such an election under the Tax Act are as described above for a Resident Holder under the headings “— Exchange of Company Shares — Section 85 Election” and “— Exchange of Company Shares — Procedure for Making Section 85 Election.” Non-Resident Holders should consult their own tax advisors with respect to the availability and advisability of making a Section 85 Election.
Dividends on Goldgroup Shares
Any dividends paid or credited, or deemed to be paid or credited, in respect of Goldgroup Shares to a Non-Resident Holder will generally be subject to Canadian withholding tax at a rate of 25% on the gross amount of such dividend, subject to any reduction pursuant to an applicable income tax treaty or convention. For example, under the Canada-United States Tax Convention (1980), as amended (the “U.S. Treaty”), where the beneficial owner of dividends is a Non-Resident Holder who is a U.S. resident for the purpose of, and who is entitled to the benefits in accordance with the provisions of, the U.S. Treaty (a “U.S. Holder”), the applicable rate of Canadian withholding tax generally is reduced to 15% of the gross amount of the dividend (or 5% in the case of a U.S. Holder that is a company beneficially owning at least 10% of Goldgroup’s voting shares). The Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting of which Canada is a signatory, affects many of Canada’s income tax treaties (but not the U.S. Treaty), including the ability to claim benefits thereunder. Non-Resident Holders should consult their own tax advisors regarding the application of the U.S. Treaty or any other tax treaty.
Eligibility for Investment
Based on the provisions of the Tax Act in force as of the date hereof, a Goldgroup Share, if issued on the date hereof, will be a “qualified investment” under the Tax Act at the Effective time for a trust governed by a “registered retirement savings plan,” a “registered retirement income fund,” a “registered education savings plan,” a “registered disability savings plan,” a “tax-free savings account” and a “first home savings account” (each one a “Registered Plan”), or a “deferred profit sharing plan” (as those terms are used in the Tax Act), provided that at the time of acquisition, the Goldgroup Share is listed on a “designated stock exchange” as defined in the Tax Act (which currently includes the TSXV).
Notwithstanding that a Goldgroup Share may be a qualified investment for a Registered Plan, if the Goldgroup Share is a “prohibited investment” within the meaning of the Tax Act for a Registered Plan, the annuitant, holder, or subscriber of the Registered Plan, as the case may be (the “Controller”) will be subject to a penalty tax as set out in the Tax Act. A Goldgroup Share will generally not be a prohibited investment for a Registered Plan if the Controller:
(a)
deals at arm’s length with Goldgroup for the purposes of the Tax Act; and

(b)
does not have a “significant interest” (as defined in the Tax Act for the purposes of the prohibited investment rules) in Goldgroup.

In addition, a Goldgroup Share will not be a “prohibited investment” if the Goldgroup Share is “excluded property” (as defined in the Tax Act for purposes of the prohibited investment rules) for the Registered Plan.
Holders who intend to hold Goldgroup Shares in a Registered Plan should consult their own tax advisors in regard to the application of these rules in their particular circumstances.
Appraisal Rights
Appraisal rights are statutory rights that enable shareholders to dissent from certain extraordinary transactions, such as certain mergers, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the applicable transaction. In accordance with the CCAA, no appraisal rights will be available to holders of Company Shares in connection with the Merger.
Listing of Securities
As soon as practicable, Goldgroup will apply to list the Goldgroup Shares on the NYSE American. Subject to Goldgroup fulfilling all the listing requirements of the NYSE American, the NYSE American Listing will be completed following the closing of the Merger.
Litigation Related to the Merger
As of May 26, 2026, we have received four demand letters from purported shareholders of the Company related to the Merger.

THE ARRANGEMENT AGREEMENT
The following is a summary of certain material terms of the Arrangement Agreement and is qualified in its entirety by reference to the complete text of the Arrangement Agreement, as amended, which is incorporated into this proxy statement by reference in its entirety and attached as Annex A to this proxy statement. The Arrangement Agreement has been included to provide you with information regarding its terms. We urge you to read carefully this entire proxy statement, including text of the Arrangement Agreement and the other annexes and the documents incorporated by reference. You should also review the section entitled “Where You Can Find More Information.”
Except for its status as the contractual document that establishes and governs the legal relations among the parties with respect to the Merger and Arrangement, we do not intend for the Arrangement Agreement to be a source of factual, business, or operational information about the parties to the Arrangement Agreement. The Arrangement Agreement contains representations and warranties of the parties as of specific dates and may have been used for purposes of allocating risk between the parties rather than establishing matters as facts. Those representations and warranties are qualified in several important respects, which you should consider as you read them in the Arrangement Agreement. The representations and warranties are qualified in their entirety by certain information that we have filed with the SEC or that Goldgroup filed with applicable Canadian securities regulatory authorities prior to the date of the Arrangement Agreement, as well as by confidential disclosure letters that we and Goldgroup delivered to each other in connection with the execution of the Arrangement Agreement, and are qualified by contractual standards of materiality that may differ from what shareholders consider to be material. Information concerning the subject matter of the representations and warranties may have changed since the date of the Arrangement Agreement and new information qualifying a representation or warranty may have been included in this proxy statement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information.
Structure of the Merger and the Arrangement
We have entered into the Arrangement Agreement, dated January 25, 2026, by and among us, Goldgroup and Merger Sub, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup, and pursuant to which Goldgroup will complete a plan of arrangement under the BCBCA. On May 15, 2026, the Company, Goldgroup, and Merger Sub entered into the Amendment. The Amendment provides, among other things, that in connection with and to facilitate the NYSE American Listing, the Consolidation Ratio will be determined jointly by Goldgroup and the Company, and approved by the TSXV, prior to the closing of the Merger, and that the Exchange Ratio will also be automatically adjusted proportionately to correspond to the final Consolidation Ratio. Pursuant to the Amendment, the form of plan of arrangement and merger attached as Schedule A to the Arrangement Agreement was also amended and restated to reflect the foregoing. The Consolidation is being undertaken by Goldgroup prior to the closing of the Merger in order to meet the listing requirements of the NYSE American and to facilitate the NYSE American Listing. The Consolidation is subject to, among other things, approval by Goldgroup shareholders of the adoption of amended and restated articles of Goldgroup at the Goldgroup Shareholder Meeting and the approval of the TSXV. The terms and conditions of the Merger and the Arrangement are set forth in the Arrangement Agreement, as amended, and the Plan of Arrangement appended thereto, a copy of which is attached to this proxy statement as Annex A. You are encouraged to read the Arrangement Agreement in its entirety, as it is the primary legal document governing the Merger and the Arrangement and related transactions.
The Merger and the Arrangement will occur by way of a reverse triangular merger in which Merger Sub will merge with and into the Company under Colorado law and a plan of arrangement pursuant to Part 9, Division 5 of the BCBCA, with the Company surviving as a wholly owned subsidiary of Goldgroup. Upon completion of the Merger, our current shareholders are expected to own approximately 40% of the combined company on a fully diluted in-the-money basis with Goldgroup’s current shareholders holding the remaining approximately 60% interest.
Consolidation of Goldgroup Shares
Pursuant to the Arrangement, immediately prior to the Effective Time, Goldgroup will consolidate all of the issued and outstanding Goldgroup Shares at a ratio to be determined jointly by Goldgroup and the

Company, and approved by the TSXV, prior to the closing of the Merger. The Consolidation is subject to approval by Goldgroup shareholders at the Goldgroup Shareholder Meeting. The Consolidation is being undertaken by Goldgroup prior to the closing of the Merger in order to meet the listing requirements of the NYSE American and to facilitate the NYSE American Listing.
The Consolidation could result in a reduction of the number of outstanding Goldgroup Shares by approximately 75% based on the current consolidation ratio. As further discussed below under “— Merger Consideration,” the Exchange Ratio will be automatically adjusted following consummation of the Consolidation prior to the Effective Time. For greater certainty, the Consolidation will be factored into the Exchange Ratio and the Goldgroup Shares to be issued pursuant to the Arrangement, and the Consolidation will not constitute an Exchange Ratio Adjustment Event as defined in the Arrangement Agreement.
Merger Consideration
Pursuant to the Arrangement Agreement, each outstanding Company Share will be transferred to Goldgroup in exchange for 1.4476 Goldgroup Shares (which shall automatically be adjusted to a number of Goldgroup Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio) at the Effective Time. Any shareholder of the Company who would otherwise be entitled to receive a fraction of a Goldgroup Share pursuant to the Merger (after taking into account all the Company Shares held immediately prior to the Effective Time by such holder) shall have their holdings of Goldgroup Shares rounded up to the nearest whole share. No cash consideration will be paid in lieu of fractional Goldgroup Shares.
Treatment of Company Awards
Company Awards that are outstanding immediately prior to the Effective Time will be treated in accordance with the Arrangement Agreement, the Plan of Arrangement and the applicable Company equity incentive plan.
At the Effective Time, all outstanding Options, DSUs, and RSUs of the Company will be assumed by Goldgroup and converted into equivalent awards for Goldgroup Shares, adjusted by the Exchange Ratio (other than Options held by residents of Canada, which will be deemed to be vested to the fullest extent and exchanged for Replacement Options, as adjusted by the Exchange Ratio). Vested DSUs and RSUs subject to delayed settlement may be paid out if terminated at closing. PSUs of the Company will convert into time-vested RSUs based on performance through the Effective Time, as determined by the Company Board and as adjusted by the Exchange Ratio. All assumed and converted Company Awards and any Replacement Options will generally be subject to the same terms and conditions as were applicable to the corresponding Company Award prior to the assumption and conversion or exchange of the award by Goldgroup.
Governing Documents Following the Merger
The articles of incorporation and bylaws of the surviving company will be the articles of incorporation and bylaws of Merger Sub, respectively, as in effect immediately prior to the Effective Time, which are included as exhibits to the Arrangement Agreement contained in Annex A.
Procedures for Exchange of Company Shares for Goldgroup Shares
Prior to the Effective Time, we and Goldgroup will appoint Computershare Investor Services Inc. (the “exchange agent”) to act as exchange agent for the payment and delivery of the Merger Consideration.
At or prior to the Effective Time, Goldgroup will deposit with the exchange agent, for the benefit of the holders of certificates of Company Shares, for exchange through the exchange agent, certificates representing the Goldgroup Shares to be issued as Merger Consideration (or if uncertificated Goldgroup Shares will be issued, Goldgroup shall make appropriate alternative arrangements).
Promptly, and in any event within four business days after the Effective Time, the exchange agent will mail to each holder of record of a certificate for Company Shares and each holder of record of non-certificated outstanding Company Shares, which are referred to in this proxy statement as “book-entry shares,” a letter of transmittal and instructions for effecting the surrender of those certificates or book-entry shares in exchange for certificates representing the appropriate number of Goldgroup Shares as provided by the Arrangement Agreement.
Our shareholders should not return their certificates with the enclosed proxy card. Stock certificates should be returned with a letter of transmittal that will be sent to our shareholders following the Effective Time as described above, validly executed in accordance with the instructions you will receive.
Upon surrender of a duly executed letter of transmittal and a certificate or a book-entry share representing a Company Share, the holder of such certificate or book-entry share will be entitled to receive such number of Goldgroup Shares equal to the product of the Exchange Ratio multiplied by the number of Company Shares represented by such certificate or book-entry share. No interest will be paid or accrued on any amount payable upon surrender of certificates or book-entry shares representing Company Shares. Goldgroup and the exchange agent will be entitled to deduct and withhold from any amount payable as Merger Consideration to our shareholders such amounts as required with respect to making any payment for taxes, and such amounts withheld will be treated as having been paid to such shareholder.
After the Effective Time, our stock transfer books will be closed and there will be no further registration of transfers on our stock transfer books. If, after the Effective Time, certificates or book-entry shares representing Company Shares are presented to Goldgroup or the exchange agent, they will be canceled and exchanged as provided above. If a certificate representing Company Shares has been lost, stolen, or destroyed, the exchange agent shall issue to such shareholder the consideration described above in respect of the Company Shares represented by such certificate only upon such shareholder (i) submitting a letter of transmittal completed to the best of such shareholder’s ability, (ii) making an affidavit regarding the loss, theft, or destruction, and (iii) if required by Goldgroup, posting a bond in such reasonable and customary amount as Goldgroup may reasonably direct as indemnity against any claim that may be made against Goldgroup or the exchange agent in respect of the certificate alleged to have been lost, stolen, or destroyed.
Any portion of the Merger Consideration deposited with the exchange agent that has not been transferred to the holders of certificates or of book-entry shares representing Company Shares as of the day that is six years less one day from the Effective Date shall cease to represent a claim or interest of any kind or nature against the Company, Goldgroup or the exchange agent. Upon written request from Goldgroup, the exchange agent shall return such unclaimed Merger Consideration to Goldgroup, and former holders of Company Shares shall thereafter only look to Goldgroup for payment of the Merger Consideration without any interest thereon.
Representations and Warranties
The Arrangement Agreement contains customary and, in some cases reciprocal, representations and warranties by us, Goldgroup and Merger Sub. Many of the representations and warranties are subject to qualifications regarding materiality or the occurrence of a “material adverse effect,” such that a breach or inaccuracy will only be considered to exist if the relevant matter is material to, or reasonably expected to have a material adverse effect on, the applicable party. See “— Material Adverse Effect” below. Certain representations and warranties are also qualified by knowledge standards, which limit breaches to matters within the actual knowledge of specified officers. The representations and warranties made by us are also subject to and qualified by certain information included in our filings made with the SEC and the representations and warranties made by Goldgroup are also subject to and qualified by certain information included in Goldgroup’s filings on SEDAR+. Each of the representations and warranties is further qualified by the information disclosed in the disclosure schedules delivered by us and Goldgroup.
The representations and warranties made by Goldgroup and Merger Sub to us, and from us to Goldgroup and Merger Sub, relate to the following subject matters, among other things:
•
corporate organization and similar corporate matters of Goldgroup, Merger Sub, and their subsidiaries, including the qualification to do business under applicable law, corporate standing and corporate power;

•
the authority to enter into the Arrangement Agreement and due execution and delivery of the Arrangement Agreement and the completion of the transactions contemplated thereby;

•
board of director approval of the transactions contemplated by the Arrangement Agreement and shareholder voting requirements in connection with such transactions;

•
the ownership of subsidiaries;

•
capital structure and share ownership;

•
the absence of conflicts or violations of organizational documents and other agreements or laws;

•
required consents and approvals by governmental entities;

•
documents filed with applicable federal securities regulation commissions, financial statements, and applicable securities exchange regulations;

•
internal controls and disclosure controls and procedures relating to financial reporting;

•
compliance with applicable securities laws, including technical disclosure requirements, securities exchange listing requirements, and other regulatory matters;

•
the absence of certain developments;

•
the absence of a material adverse effect;

•
the absence of certain legal proceedings;

•
financial advisor and transaction-related fees;

•
the absence of certain undisclosed liabilities;

•
material contracts, including the absence of violation or breach in any material respect of each such contract;

•
intellectual property;

•
insurance;

•
possession of material licenses and permits required by applicable laws;

•
title to assets;

•
indigenous claims and community relations, including relations with NGO and community groups;

•
operational and environmental matters;

•
labor and other employment matters, including benefit plans;

•
arrangements with securityholders;

•
diligence information; and

•
receipt of a fairness opinion.

Under the Arrangement Agreement, we and Goldgroup agreed that except for the representations and warranties expressly contained in the Arrangement Agreement, each party does not make any other representation or warranty.
Survival of Representations and Warranties
The representations and warranties of us and Goldgroup and Merger Sub contained in the Arrangement Agreement will terminate and expire immediately following the Effective Time (or, if the Arrangement Agreement is earlier terminated, at the time of such termination). Accordingly, no party will have any liability after the Effective Time for any breach of representation or warranty, except in the case of fraud.
Material Adverse Effect
Under the Arrangement Agreement, a “material adverse effect” means, with respect to us or Goldgroup, any result, fact, change, effect, event, circumstance, occurrence or development that:
•
has had or would reasonably be expected to have a material adverse effect on the business, result of operations, capitalization, prospects, assets, liabilities (including contingent liabilities), obligations

(whether absolute, accrued, conditional, or otherwise), or condition (financial or otherwise) of either us or Goldgroup and our respective subsidiaries, taken as a whole;
•
has had or would reasonably be expected to have a material adverse effect on the proposed business, result of operations, capitalization, prospects, assets, liabilities (including contingent liabilities), obligations (whether absolute, accrued, conditional, or otherwise), or condition (financial or otherwise) of either us or Goldgroup and our subsidiaries, taken as a whole, other than certain types of adverse changes, effects, events or occurrences, such as those resulting from or due to specified general market- or industry-wide events; or

•
materially impairs or delays, or would reasonably be expected to materially impair or delay, the performance by us and Goldgroup of our respective obligations under the Arrangement Agreement or impairs or delays, or would reasonably be expected to impair or delay, the ability of either us or Goldgroup to consummate the Arrangement by July 31, 2026 or such later date as may be agreed to in writing by the parties (the “Outside Date”).

Covenants
Conduct of Business
Except as expressly permitted or required by the Arrangement Agreement, as set forth in the disclosure schedules delivered by us and Goldgroup, as required by applicable law or as agreed to in writing by the other party, we and Goldgroup have agreed that, from the date of the Arrangement Agreement until the earlier of the Effective Time and the termination of the Arrangement Agreement in accordance with its terms, each of us, Goldgroup, and our respective subsidiaries shall conduct business in the ordinary course of business consistent in all material respects with past practice, comply with the terms of each of our material contracts and use commercially reasonable efforts to maintain and preserve intact our respective business organizations, assets, properties, rights, permits, goodwill, and business relationships, and keep available the services of its officers, employees and consultants of each of us, Goldgroup, and our respective subsidiaries.
Each of the Company and Goldgroup will:
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use commercially reasonable efforts to retain the services of our and our respective subsidiaries’ existing employees and consultants until the Effective Time, and will promptly provide written notice to the other party of the resignation or termination of any of its key employees or consultants;

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not make an application to amend, terminate, allow to expire or lapse or otherwise modify any of our permits or take any action or fail to take any action in which such action or failure to act would result in the material loss, expiration, or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any governmental authority to institute proceedings for the suspension, revocation, or limitation of rights under, any material permit necessary to conduct its businesses as now being conducted;

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duly and timely file all tax returns required to be filed between now and the Effective Time and timely withhold, collect, remit and pay all taxes which are to be withheld, collected, remitted or paid to the extent due and payable prior to the Effective Time, except for any taxes contested in good faith pursuant to applicable laws;

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not (i) settle, compromise or agree to the entry of judgment with respect to any action, claim, or other proceeding relating to taxes (other than the payment, discharge, or satisfaction of liabilities reflected or reserved against in our respective financial statements), (ii) enter into any tax sharing, tax allocation, or tax indemnification agreement, (iii) make a request for a tax ruling to any governmental authority, or (iv) agree to any extension or waiver of the limitation period relating to any material tax claim or assessment or reassessment;

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not, and will not cause or permit our respective subsidiaries to, settle or compromise any action, claim, or other proceeding (except in certain situations) brought by any present, former, or purported holder of our respective securities in connection with the transactions contemplated by the Arrangement Agreement;

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not, and will not cause or permit our respective subsidiaries to, commence any litigation (except in certain situations);

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not, and will not cause or permit our respective subsidiaries to, enter into, or renew any contract containing certain limitations or restrictive covenants or that would reasonably be expected to prevent or significantly impede or materially delay the completion of transactions contemplated by the Arrangement Agreement;

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not, and will not cause or permit any of our respective subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty in the Arrangement Agreement untrue or inaccurate in any material respect; and

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not, and will not cause or permit our respective subsidiaries to, agree, announce, resolve, authorize or commit to do any of the foregoing matters to which negative covenants pertain, as applicable.

We and Goldgroup must immediately notify the other party orally and then promptly notify the other party in writing of (i) any material change as defined by applicable securities laws; (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect; (iii) any breach of the Arrangement Agreement; or (iv) any event occurring after the date of Arrangement Agreement that would render a representation or warranty inaccurate in a way that causes any condition in the closing condition regarding the accuracy of the applicable party’s representations and warranties as of the Effective Date to fail.
Additionally, we and Goldgroup shall not, and shall not permit any of our respective subsidiaries to, directly or indirectly:
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amend any organizational documents;

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declare, set aside, make, or pay any dividend or other distribution with respect to any equity interests of the Company or Goldgroup, except for dividends paid by a wholly owned subsidiary or vice versa;

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other than the proposed Consolidation, split, divide, consolidated, combine, or reclassify any securities;

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issue, sell, pledge, dispose of, grant, transfer, or otherwise encumber any of our equity interests, or any securities convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for, equity securities, including equity awards, other than the exercise of outstanding stock options or warrants or the settlement of outstanding DSUs, PSUs, and RSUs;

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redeem, purchase, or otherwise require or subject to any lien any of our outstanding securities or securities convertible into any outstanding security;

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amend the terms of any security;

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adopt a plan of liquidation or pass any resolution providing for the liquidation or dissolution;

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reorganize, amalgamate, or merge with any other person;

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reduce the stated capital of our shares;

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create any subsidiary or enter into any contracts or other arrangement regarding the control or management of operations, or the appointment of governing bodies or enter into any joint venture or similar agreement, arrangement, or relationship;

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make any changes to financial accounting policies, methods, principles, or practices except as required by law or applicable accounting principles or standards; or

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enter into, modify, or terminate any contract with respect to the foregoing.

Lastly, neither we nor Goldgroup will, and neither we nor Goldgroup will not cause or permit our respective subsidiaries to, directly or indirectly, except in connection with the Arrangement Agreement:
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sell, pledge, dispose of, lease, license, or encumber or otherwise transfer any assets or properties, other than sales of inventory in the ordinary course or the disposition of assets having a value of less than $100,000 in the aggregate;

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acquire or agree to acquire any person, property, or asset, or make an investment in any other person, other than the acquisition of assets, equipment, and supplies in the ordinary course that do not exceed 115% of the amounts budgeted for such acquisitions in the budgets provided by each party to the other;

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incur any capital expenditure or enter into any agreement obligating future capital expenditures involving payments in excess of 115% of the amounts budgeted for such capital expenditures in the budgets provided by each party to the other;

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incur any indebtedness or issue any debt securities or assume, guarantee, or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently, or otherwise), the obligations of any other person, or make any loans or advances (other than intercompany loans or advances);

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pre-pay, discharge or satisfy any claim, liability, or obligation in an aggregate amount greater than $100,000, other than, in the ordinary course of business, the amounts budgeted for such liabilities in the budgets provided by each party to the other;

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engage in any new business, enterprise, or other activity that is inconsistent with our existing businesses as they generally have been carried on, or planned or proposed to be carried on, prior to the date of the Arrangement Agreement;

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enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts, or other financial instruments;

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terminate, fail to renew, cancel, waive, release, grant, or transfer any rights of material value;

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enter into any lease or sublease of real property, or modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property;

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except as otherwise permitted, enter into, terminate, cancel, extend, renew, waive, release, assign, amend, or otherwise change any material contract;

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grant to any officer, director, employee, or independent contractor whose annual salary or payment exceeds $100,000, an increase in compensation in any form;

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take any action with respect to the grant, acceleration or increase of any severance, change of control, retirement, retention, or termination pay or amend any existing arrangement relating to the foregoing;

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enter into or modify any employment or consulting agreement with any officer or director;

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increase the coverage, contributions, funding requirements, or benefits available under any employee benefits plan or create any new employee benefits plan;

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make any material determination under any employee benefits plan that is not in the ordinary course of business;

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amend any equity-based compensation plan, or adopt or make any contribution to or any award under any compensation or other similar plan, agreement, trust, fund, or arrangement for the benefit of current or former directors or senior officers;

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take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria, or accelerate vesting under the any equity-based compensation plan;

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establish, adopt, enter into, amend, or terminate any collective bargaining agreement;

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terminate the employment or consulting arrangement of any senior management, except for cause;

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increase any benefits payable under its current severance or termination pay policies;

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make any loan to any officer, director, employee, or consultant, other than advancement of expenses in the ordinary course of business; or

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authorize any of the foregoing, or enter into or modify any contract to do any of the foregoing.

In addition, we have agreed to use commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by us and our subsidiaries not to be cancelled, terminated, amended, or modified, and to prevent any of the coverage thereunder from lapsing without a suitable alternative being in place, with certain exceptions.
Board Recommendations; Shareholder Meetings
The Company Board has unanimously adopted resolutions approving the Arrangement Agreement, recommending that our shareholders vote to approve the Arrangement Agreement and the transactions contemplated thereby (including the Merger) and directing that the Merger Proposal be submitted to a vote of our shareholders. The Goldgroup Board has adopted resolutions approving the Arrangement Agreement, recommending that the holders of Goldgroup Shares vote to approve the resolution approving the Arrangement Agreement and the transactions contemplated thereby (including the Arrangement). In furtherance thereof and subject to the requirements of applicable law, we and Goldgroup have agreed to take all lawful action to convene a meeting of our respective shareholders for these purposes soon as practicable and, in any event, not later than 45 days after the Interim Order is issued.
Under the Arrangement Agreement, subject to the exceptions set forth below, the Company Board and the Goldgroup Board have agreed to recommend that their respective shareholders vote in favor of the approval of the Merger Proposal, in the case of our shareholders, and in favor of the resolution to approve the Arrangement, in the case of Goldgroup. The Arrangement Agreement further provides that either board of directors may withdraw or modify its recommendation if, prior to the meeting of its shareholders, such board determines in good faith, after consultation with its outside legal and financial advisors, that the failure to take the relevant action would be reasonably likely to be inconsistent with its fiduciary duties to its shareholders under applicable law.
No Solicitation
The Arrangement Agreement contains detailed provisions restricting both the Company and Goldgroup from soliciting alternative acquisition proposals. These non-solicitation provisions are generally reciprocal and apply equally to both parties. The following is a summary of the key terms.
Pursuant to the Arrangement Agreement, each of the Company and Goldgroup has agreed that, except as described below, until the earlier of the Effective Time or the termination of the Arrangement Agreement, it will not, and will cause its subsidiaries and representatives not to, directly or indirectly:
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make, initiate, solicit, knowingly encourage or knowingly facilitate any inquiry or the making of any proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal;

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participate in any discussions or negotiations with, furnish information to, or otherwise cooperate with, any person regarding an Acquisition Proposal;

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make or propose publicly to make a Change of Recommendation; or

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accept, recommend, or enter into any agreement in respect of an Acquisition Proposal (other than an acceptable confidentiality agreement).

Each party has also agreed to immediately cease any existing discussions with third parties regarding potential Acquisition Proposals and to request the return or destruction of any confidential information previously provided to such parties.
For purposes of the Arrangement Agreement, an “Acquisition Proposal” (as applied to either party) means any offer, proposal, or inquiry from any person (other than the other party to the Arrangement Agreement or its affiliates) relating to (i) any direct or indirect acquisition of shares (or securities convertible into shares) representing 20% or more of the outstanding shares of such party (assuming, if applicable, the conversion of such securities convertible into shares of such party); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, recapitalization, or other business combination involving such party; (iii) any direct or indirect acquisition of assets or subsidiary interests that represent 20% or more of the consolidated assets or consolidated revenue of such party; (iv) inquiry, expression, or other indication of interest or offer to, public announcement of, or of any intention to do any of the following;

(v) modification or proposed modification of any such proposal, inquiry, expression, or indication of interest; or (vi) any other transaction that would reasonably be expected to materially impede, prevent or delay the consummation of the Merger or the Arrangement.
A “Change of Recommendation” (as applied to either party) means any of the following: (i) the applicable board of directors fails to publicly recommend that its shareholders vote in favor of the transactions contemplated by the Arrangement Agreement; (ii) the party or its board of directors or a committee thereof withdraws, modifies, qualifies, or changes its recommendation in a manner adverse to the other party (it being understood that the party or its board of directors publicly taking no position or a neutral position with respect to an Acquisition Proposal for more than three business days after such proposal has been publicly announced is deemed to constitute such a withdrawal, modification, qualification or change); (iii) the board of directors of the party fails to reaffirm its recommendation by the earlier of three business days following a request from the other party and the applicable shareholder meeting; or (iv) the party or its board of directors or a committee thereof accepts, approves, endorses, or recommends any Acquisition Proposal, or publicly proposes to do so.
Notwithstanding the restrictions above, if either party receives a bona fide unsolicited written Acquisition Proposal after the date of the Arrangement Agreement and prior to obtaining shareholder approval that did not result from a breach of the non-solicitation provisions, such party may (i) furnish information to the person making such proposal pursuant to an acceptable confidentiality agreement (provided that such party contemporaneously provides to the other party a copy of such acceptable confidentiality agreement and any non-public information not previously provided); and (ii) engage in discussions or negotiations regarding such proposal; provided that, prior to taking either action, the receiving party’s board of directors determines in good faith, after consultation with its financial and legal advisors, that such proposal would, if consummated, reasonably be expected to constitute a Superior Proposal.
As used in the Arrangement Agreement, a “Superior Proposal” (as applied to either party) means a bona fide written Acquisition Proposal made after the date of the Arrangement Agreement that did not result from a breach of the non-solicitation covenants and which (i) is to acquire all of the outstanding shares not owned by the person making the proposal or all or substantially all of the assets of such party on a consolidated basis; (ii) the applicable board of directors has determined in good faith, after consultation with its financial and legal advisors, would result in a transaction that is in the best interests of such party and its stakeholders and is more favorable to shareholders from a financial point of view than the Arrangement (taking into account any proposed amendments by the other party); (iii) is made to all shareholders on the same terms and conditions, in the case of an Acquisition Proposal relating to the acquisition of all outstanding shares of such party; (iv) is not subject to any financing condition and adequate arrangements have been made to ensure the required funds will be available; (v) is not subject to any due diligence and /or access condition; (vi) the applicable board of directors has determined in good faith, after consultation with its financial and legal advisors, is reasonably capable of being completed without undue delay; and (vii) the party has financial resources to pay any applicable termination fee in accordance with the terms of the Arrangement Agreement.
Each party is required to notify the other party promptly (and in any event within 24 hours), orally and then in writing, of any Acquisition Proposal received, any inquiry that could reasonably be expected to lead to an Acquisition Proposal, or any request for non-public information in connection with a potential Acquisition Proposal. Such notice must include a copy of any written proposal, a description of its material terms and conditions, and the identity of the person making such proposal. Each party must promptly provide to the other party such other information concerning the Acquisition Proposal as the other party may reasonably request, including all material correspondence relating thereto, and keep the other party informed of the status and details of any such proposal, including any material changes or amendments.
If either party receives a Superior Proposal after the date of the Arrangement Agreement and prior to its shareholder meeting, such party’s board of directors may make a Change of Recommendation and/or enter into an acquisition agreement with respect to such Superior Proposal, but only if (i) such party has complied with its applicable non-solicitation provisions; (ii) such party has given written notice to the other party that its board of directors has determined that the proposal constitutes a Superior Proposal and that it intends to make a Change of Recommendation and/or enter into an acquisition agreement, together with a summary of the material terms of any proposed acquisition agreement and a copy of the proposed acquisition agreement and supporting materials; (iii) a period of five full business days (the “Response Period”) has elapsed from the later of the date the other party received the notice and the date that the other party received the proposed acquisition agreement and supporting materials; (iv) if during the Response Period the other party has proposed amendments to the Arrangement Agreement or the Arrangement, the receiving party’s board of directors has determined in good faith that the Acquisition Proposal remains a Superior Proposal and that failure to take such action would be inconsistent with its fiduciary duties under applicable law; (v) in the event such party intends to enter into an acquisition agreement, it concurrently terminates the Arrangement Agreement; and (vi) such party has paid its applicable termination fee.
During the Response Period, the other party has the right, but not the obligation, to propose amendments to the terms of the Arrangement Agreement and the Arrangement. The receiving party’s board of directors must review any such proposed amendments in good faith and determine whether they would result in the Acquisition Proposal ceasing to be a Superior Proposal. If so, the receiving party must accept the proposed amendments. If not, the receiving party may proceed with a Change of Recommendation and/or enter into an acquisition agreement for the Superior Proposal, subject to compliance with the foregoing conditions. Each successive modification of an Acquisition Proposal requires a new five-business-day Response Period.
Each party’s board of directors is required to reaffirm its recommendation in favor of the Merger or the Arrangement, as applicable, by news release promptly after determining that an Acquisition Proposal is not a Superior Proposal or that a prior Superior Proposal has ceased to be a Superior Proposal as a result of agreed amendments to the Arrangement Agreement. Each party has also agreed not to release any person from, or waive the terms of, any existing confidentiality or standstill agreement, and to enforce all such agreements. Nothing in the Arrangement Agreement prevents either party’s board of directors from making any disclosure to its shareholders if such board of directors determines in good faith that failure to do so would be inconsistent with its fiduciary duties or is otherwise required under applicable law.
Regulatory Approvals
Under the Arrangement Agreement, the parties have agreed to use commercially reasonable efforts to obtain all regulatory approvals (including the TSXV and the Court) necessary to complete the Merger and the Arrangement as promptly as practicable. We received unconditional approval from the Mexican National Antitrust Commission in respect of the Merger on April 27, 2026.
Litigation
Pursuant to the Arrangement Agreement, until the earlier of the Effective Time or the termination of the Arrangement Agreement in accordance with its terms, the parties are obligated to give prompt written notice to each other of any claim, demand, notice, action, suit, arbitration, proceeding, audit, or investigation commenced or, to the applicable party’s knowledge, threatened against such party that relates to the Arrangement Agreement or the transactions contemplated thereby.
Indemnification
Pursuant to the Arrangement Agreement, we will purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favorable in the aggregate to the protection provided by the policies maintained by us and our subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and Goldgroup will, or will cause us and our subsidiaries to, maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date; provided that the cost of such policy shall not exceed 300% of our current annual aggregate premium for policies currently maintained by us and our subsidiaries. Goldgroup has also agreed to honor all rights to indemnification or exculpation existing in favor of present and former officers and directors of us and our subsidiaries, which will survive the completion of the Arrangement and will continue in full force and effect for a period of not less than six years from the Effective Date.

Officers and Directors upon Completion of the Merger
Officers of the Combined Company
Pursuant to the Arrangement Agreement, Goldgroup, in consultation with the Company, will determine prior to closing the composition of the management team to be implemented following completion of the Merger. Goldgroup and the Company currently anticipate that the executive officers of the Company immediately prior to the Effective Time will become the executive officers of the combined company. However, the composition of the executive officers of the combined company is not a condition to the closing of the Merger, and there can be no assurance that the anticipated management structure will be implemented as currently expected. Biographical information about the executive officers of the Company may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended, the “Annual Report”), which is incorporated herein by reference.
Directors of the Combined Company
In accordance with the Arrangement Agreement, the board of directors of the combined company will be comprised of five directors upon closing, of which three directors are to be selected by Goldgroup and two directors are to be selected by us.
Below are the names and biographies of the Company’s anticipated selections as prospective directors of the combined company:
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Ron Little, age 62, has been member of the Company Board since February 8, 2021, and currently serves as its Interim Chair. Biographical information about Mr. Little may be found in the Annual Report, which is incorporated herein by reference. The parties believe that Mr. Little’s experience as an engineer and skills developed as a Chief Executive Officer and/or director for several publicly traded mining companies provide him with the appropriate background in matters related to mine finance, development, operations, capital markets, acquisitions/dispositions, exploration and risk assessment and make him well-qualified to serve as a director of the combined company.

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Lila Manassa Murphy, age 54, has been a member of the Company Board since January 1, 2021. Biographical information about Ms. Manassa Murphy may be found in the Company’s Annual Report, which is incorporated herein by reference. The parties believe that Ms. Manassa Murphy’s experience and skills, both as a capital markets executive officer and Chief Financial Officer focused on mining finance, acquisitions and dispositions, as well as her work as a public company director, provide her with a strong background in matters related to sustainability, finance, accounting, and risk assessment and make her well-qualified to serve as a director of the combined company.

Below are the names and biographies of Goldgroup’s anticipated selections as prospective directors of the combined company:
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Nicole Adshead-Bell, age 52, is President of Cupel Advisory Corp., a private company she founded focused on mining sector investments and advisory services. She most recently served as Managing Director and CEO of Beadell Resources Ltd., having transitioned from Independent Director in 2016 to CEO in 2018, until the company’s acquisition in March 2019. Her prior experience includes serving as Director of Mining Research at Sun Valley Gold LLC, a global precious metals investment fund, and as Managing Director, Investment Banking at Haywood Securities Inc. Dr. Adshead-Bell is a geologist with over 29 years of combined mining industry and capital markets experience, spanning exploration, development, mining operations, investment research, investment banking, and corporate leadership. She also has more than three decades of cumulative public company board experience with precious and base metals companies listed in Canada, the United States, Australia, and the United Kingdom, including exploration, development, producing, and royalty companies. Her broad experience has included participation across a wide range of board committee functions, including audit, compensation, nominating and governance, technical, and special committees. Dr. Adshead-Bell holds a Ph.D. in Structural and Economic Geology, a First Class Honours degree in Structural Geology, and B.Sc. in Geology and Archaeology, all from James Cook University. The parties believe that Dr. Adshead-Bell’s extensive mining and capital markets expertise, combined with her significant public company board and governance experience and her technical geological background, qualify her to serve as a director of the combined company.
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Luis Felipe Medina Aguirre, age 55, is an Environmental Engineer with more than 31 years of experience in the mining industry. Since 2023, he has been General Director of Minas de San Nicolás, S.A.P.I. de C.V. (a joint venture of Agnico Eagle Mines Limited and Teck Resources Limited). In February 2007, he joined Agnico Eagle Mines Limited as General Manager of the Pinos Altos Mine and in 2011 was promoted to Vice President of Mexico at Agnico Eagle Mines Limited. He has participated in the development of nine mines in Mexico from their exploration, feasibility, construction, operation, and closure stages, placing special emphasis on the areas of sustainability and community relations. In 2017, Mr. Medina Aguirre was recognized as one of the 10 best business leaders in Mexico by Great Place to Work. Among his positions in the mining industry in Mexico, he has been President of the Chihuahua Mining Cluster; Administrative Vice President of the Association of Mining Engineers, Metallurgists and Geologists of Mexico; President of the XXXI International Mining Convention; Treasurer of the Mining Cluster of Sonora; member of the board of directors of the Mining Chamber of Mexico and current President of the Sustainable Commission; and member of the Canadian Chamber of Commerce in Mexico and Nacional Financiera in the State of Chihuahua. Since 2024, Mr. Medina Aguirre has been the Chairman of the Mining Commission of the Canadian Chamber of Commerce. Since 2025, he has been a member of the Investment Promotion Committee of the State of Zacatecas, a designation granted by both the Federal and State Secretariats of Economy. Mr. Medina Aguirre is a graduate from the State University of Sonora in Mexico with a degree in Environmental Engineering and a graduate of the Harvard Business School General Management program. The parties believe that Mr. Medina Aguirre’s extensive experience in the mining industry, including in senior operational and leadership roles, combined with his engineering expertise and deep knowledge of the regulatory and business environment in Mexico, qualify him to serve as a director of the combined company.

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Francisco Javier Reyes de la Campa, age 47, has co-founded various firms in finance, mining, oil and gas and agriculture and foods. His strategic leadership was crucial in the turnaround in 2020 of Luca Mining (“Luca”), a producing company with assets in Mexico. Luca was recently included in the 2025 TSX Venture 50TM list of top performing companies. He has also served as the Country Manager for Goldgroup since September 2021. Prior to joining Goldgroup, he served as President and CEO of Antares Capital Management (“Antares Capital”) and Private Equity CP (formerly Credipresto), two respected firms with over 15 years of experience in the natural resource and agro sector, particularly in Latin America. Additionally, he held the position of Chairman at Accendo Banco S.A. (“Accendo”) until September 2021 and was a founding director of Organto Foods Inc. in 2015. In September 2021, Mr. Reyes was Chairman and CEO of Accendo, when the Mexican National Banking and Securities Commission notified Accendo of the revocation of its authorization to organize and operate as a multiple banking institution due to Accendo falling below the regulatory minimum levels of liquidity coverage ratio of the institution and that Accendo was being placed in liquidation. An alumnus of Harvard Business School, Mr. Reyes holds dual Bachelor’s degrees in Economics and Business Administration, as well as a Master’s degree in Finance from Instituto Tecnológico Autónomo de México. The parties believe that Mr. Reyes’ entrepreneurial background, financial expertise, and extensive experience in the natural resources sector in Latin America, together with his track record of strategic leadership in public companies, qualify him to serve as a director of the combined company.

Conditions to the Merger and the Arrangement
The completion of the Merger and the Arrangement is subject to the satisfaction or waiver, in whole or in part (to the extent permitted by law) of a number of conditions as set forth in the Arrangement Agreement. These conditions are customary for a transaction of this nature and are summarized below.
Mutual Conditions (Applicable to All Parties)
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Approval by (i) the Goldgroup shareholders at its shareholder meeting in accordance with the Interim Order and applicable laws, and (ii) our shareholders at the Special Meeting.

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The receipt of the Interim Order and the Final Order from the Court.

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The receipt of all required regulatory and stock exchange approvals, including the TSXV (we received unconditional approval from the Mexican National Antitrust Commission in respect of the Merger on April 27, 2026).

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No law or proceeding prohibiting the transactions contemplated by the Arrangement Agreement.

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Exemption from registration under Section 3(a)(10) of the Securities Act or, if applicable, effectiveness of a registration statement.

Conditions to the Obligations of Goldgroup
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Our compliance with our covenants in all material respects.

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The accuracy of our representations and warranties as of the Effective Date (except where inaccuracies would not reasonably be expected to have a material adverse effect, other than certain fundamental representations which must be true and correct as of the Effective Date).

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The absence of a Company material adverse effect.

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The completion of actions by the Company Board regarding the assumption of existing Company Awards.

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The receipt by Goldgroup of a certificate from a senior officer of the Company certifying compliance with the above conditions.

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The receipt of all necessary third-party consents, approvals, and notices.

Conditions to Our Obligations
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Goldgroup’s compliance with its covenants in all material respects.

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The accuracy of Goldgroup’s representations and warranties as of the Effective Date (except where inaccuracies would not reasonably be expected to have a material adverse effect, other than certain fundamental representations which must be true and correct as of the Effective Date).

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The absence of a Goldgroup material adverse effect.

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The completion of actions regarding the Company Awards to be assumed by Goldgroup.

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Dissent rights not exercised by more than 5% of Goldgroup’s shareholders.

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The receipt by us of a certificate from a senior officer of Goldgroup certifying compliance with the above conditions.

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Goldgroup’s deposit of the Merger Consideration with the exchange agent.

The parties may waive certain of these conditions to the extent permitted under applicable law.
The parties expect to complete the Merger and the Arrangement after all of the conditions in the Arrangement Agreement are satisfied or waived. However, it is possible that factors outside of each party’s control could require them to complete the Merger and the Arrangement at a later time or not to complete them at all. Neither us nor Goldgroup can be certain when, or if, the conditions to the Merger and the Arrangement will be satisfied or waived, or that the Merger and the Arrangement will be completed.
Termination
Termination Events
The Arrangement Agreement may be terminated at any time prior to the Effective Time in the following ways:
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By mutual written agreement of us and Goldgroup.

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By either us or Goldgroup if:

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the Effective Time has not occurred by the Outside Date (except that the right to terminate is not available to the party whose failure to fulfill any of its obligations or breach of any of its representations has resulted in the failure of the Effective Time to occur by the Outside Date);

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our shareholders fail to approve the Merger Proposal;

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Goldgroup’s shareholders fail to approve the Arrangement; or

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any law prohibits the consummation of the Merger or the Arrangement.

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By us if:

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Goldgroup makes a Change of Recommendation or enters into a definitive agreement relating to an Acquisition Proposal;

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Goldgroup breaches its non-solicitation covenants in any material respect;

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Goldgroup breaches its representations or covenants that would cause any of the closing conditions described in “Mutual Conditions (Applicable to All Parties)” or “Conditions to Our Obligations” above not to be satisfied;

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the Company Board approves and authorizes us to enter into a transaction that constitutes a Superior Proposal, subject to compliance with the non-solicitation covenant;

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a Goldgroup material adverse effect is occurring and cannot be cured prior to the Outside Date; or

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Goldgroup’s default with BCSC has not been removed prior to February 24, 2026.

Although Goldgroup’s default with the BCSC was not removed prior to February 24, 2026, the default was subsequently removed on May 11, 2026.
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By Goldgroup if:

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the Company makes a Change of Recommendation or the Company enters into a definitive agreement relating to an Acquisition Proposal.

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we breach our non-solicitation covenants in any material respect;

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we breach our representations or covenants that would cause any of the closing conditions described in “Mutual Conditions (Applicable to All Parties)” or “Conditions to the Obligations of Goldgroup” above not to be satisfied;

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the Goldgroup Board approves and authorizes Goldgroup to enter into a binding written agreement for a Superior Proposal, subject to compliance with Goldgroup’s non-solicitation covenant; or

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a Company material adverse effect is occurring and cannot be cured prior to the Outside Date.

In the event of a termination as described above, the Arrangement Agreement will become void and of no effect except for certain sections of the Arrangement Agreement, including the payment of any applicable termination fees described below. Such termination shall not relieve any party to the Arrangement Agreement of any liability for intentional or willful breach of the Arrangement Agreement.
Termination Fees
Under the Arrangement Agreement, we will be required to pay Goldgroup a termination fee of $5.0 million if the Arrangement Agreement is terminated:
•
by Goldgroup if the Company makes a Change of Recommendation or enters into a definitive agreement relating to an Acquisition Proposal;

•
by Goldgroup due to us breaching our non-solicitation covenant in any material respect;

•
by either us or Goldgroup because the Merger has not been completed (i) by the Outside Date, (ii) due to the failure of our shareholders to approve the Merger Proposal or (iii) as a result of us breaching our representations or covenants in a way that causes a closing condition to fail, but only if, in each case, (A) a bona fide Acquisition Proposal has been made and not withdrawn at least five business days prior to the date of the Special Meeting and (B) we enter into a definitive agreement relating to an Acquisition Proposal within 12 months of the termination of the Arrangement Agreement and such Acquisition Proposal is later consummated (whether or not within 12 months after such termination), or an Acquisition Proposal is consummated within 12 months of the termination of the Arrangement Agreement, provided that, for purposes of the definition of the term “Acquisition Proposal,” references to “20%” shall be deemed to be references to “50%”; or
•
by us if we enter into a transaction that constitutes a Superior Proposal, provided that we have complied in all material respects with our non-solicitation covenants.

Under the Arrangement Agreement, Goldgroup will be required to pay us a termination fee of $5.0 million if the Arrangement Agreement is terminated:
•
by us if Goldgroup makes a Change of Recommendation or enters into a definitive agreement relating to an Acquisition Proposal;

•
by us due to Goldgroup breaching its non-solicitation covenant in any material respect;

•
by either us or Goldgroup because the Merger has not been completed (i) by the Outside Date, (ii) due to the failure of Goldgroup’s shareholders to approve the Arrangement or (iii) as a result of Goldgroup breaching its representations or covenants in a way that causes a closing condition to fail, but only if, in each case, (A) a bona fide Acquisition Proposal has been made and not withdrawn at least five business days prior to the date of the Goldgroup Shareholder Meeting and (B) Goldgroup enters into a definitive agreement relating to an Acquisition Proposal within 12 months of the termination of the Arrangement Agreement and such Acquisition Proposal is later consummated (whether or not within 12 months after such termination), or an Acquisition Proposal is consummated within 12 months of the termination of the Arrangement Agreement, provided that, for purposes of the definition of the term “Acquisition Proposal,” references to “20%” shall be deemed to be references to “50%”; or

•
by Goldgroup because it enters into a transaction that constitutes a Superior Proposal, provided that it has complied in all material respects with its non-solicitation covenants.

Expenses
Whether the transactions contemplated by the Arrangement Agreement are or are not consummated, all legal and accounting costs, fees and expenses incurred in connection with the Arrangement Agreement and the transactions thereunder will be paid by the party incurring such costs and expenses, subject to certain exceptions; provided that the filing fee payable to the Mexican National Antitrust Commission will be split equally between us and Goldgroup.
Amendment; Waiver
At any time prior to the Effective Time, the Arrangement Agreement may be amended by mutual agreement of the parties in writing at any time before or after receipt of shareholder approvals. No waiver by any party of any provision shall be effective unless explicitly set forth in writing and signed by the party so waiving.
Governing Law
The Arrangement Agreement is governed by and construed in accordance with the laws of the province of British Columbia and the laws of Canada applicable therein without giving effect to any choice or conflict of law provision or rule (whether of the province of British Columbia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the province of British Columbia.
The Merger will be effected pursuant to the CCAA, and the Statement of Merger required to give effect to the Merger will be filed with the office of the Secretary of State of the State of Colorado in accordance with the relevant provisions of the CCAA.

Injunctive Relief
The Arrangement Agreement provides that each party is entitled to specific performance or injunctive relief to enforce the terms of the Arrangement Agreement, in addition to any other remedies available at law or in equity.

THE SPECIAL MEETING
General
This proxy statement is first being mailed on or about May 29, 2026 and constitutes notice of the Special Meeting in accordance with Colorado law and our articles of incorporation and bylaws (each as amended). This proxy statement is furnished in connection with the solicitation of proxies by the Company Board for use at the Special Meeting and any adjournments or postponements thereof. Shareholders are encouraged to read the entire document and the information incorporated by reference herein, including all annexes, to understand the proposed transactions fully.
Attending the Special Meeting
The Special Meeting will be held virtually on July 2, 2026, at 10:30 a.m., Mountain Time. Shareholders can participate online at www.virtualshareholdermeeting.com/GORO2026SM using the control number provided on the proxy card or voting instruction form.
During the Special Meeting, time will be allocated to allow for voting by registered shareholders only. You may join or listen as a guest (control number not required); however, you will not be allowed to vote or ask questions. If you do not intend to attend the Special Meeting or have an appointee do so on your behalf, but you wish your Company Shares to be voted, please complete and return the information requested in the voting instruction form.
Purpose of the Special Meeting
At the Special Meeting, our shareholders will be asked to consider and vote on the following proposals:
•
Proposal 1 (the Merger Proposal):   To approve the Arrangement Agreement, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Goldgroup.

•
Proposal 2 (the Merger-Related Compensation Proposal):   To vote on an advisory (non-binding) proposal to approve the compensation that may be paid or become payable to the Company’s NEOs that is based on or otherwise related to the Merger; and

•
Proposal 3 (the Adjournment Proposal):   To consider and vote on a proposal to approve any adjournment of the Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger Proposal.

We are not currently aware of any other business that will be presented at the Special Meeting.
Recommendation of the Company Board
The Company Board has unanimously determined that the Arrangement Agreement and the transactions contemplated thereby (including the Merger) are advisable, fair and in the best interests of the Company and our shareholders. Accordingly, the Company Board recommends that shareholders vote “FOR” each of Proposals 1, 2, and 3.
Voting at the Special Meeting
Holders of Company Shares at the close of business on the record date of May 26, 2026 may vote. As of the record date, there were approximately 161,889,776 Company Shares outstanding, with one vote per share.
We encourage shareholders to submit their votes in advance of the Special Meeting. Shareholders of record may do so by submitting a proxy via the Internet at www.proxyvote.com, by touch-tone telephone at (800) 690-6903 (following the instructions on your proxy card or voting instruction form), or by completing and returning the proxy card or voting instruction form. If you vote in advance of the Special Meeting using one of these methods, you may still participate and vote at the Special Meeting.

“Street name” holders should follow their broker’s voting instructions or request a legal proxy to vote online at the Special Meeting.
Quorum
A quorum will be present if holders of at least one-third (or 33-1/3%) of the Company Shares issued and outstanding and entitled to vote as of the record date are present in person or represented by proxy at the Special Meeting. Abstentions and broker non-votes count towards a quorum.
There must be a quorum for any action to be taken at the Special Meeting (other than for an adjournment or postponement). If a quorum is not present, the chair of the Special Meeting or the shareholders entitled to vote at the Special Meeting, present in person, or by proxy, have the power to adjourn the Special Meeting to a later date until a quorum is obtained.
Vote Requirements
The required votes to approve the proposals at the Special Meeting are as follows:
•
Proposal 1 (the Merger Proposal):   Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding Company Shares. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

•
Proposal 2 (the Merger-Related Compensation Proposal):   Approval of this proposal requires the affirmative vote of a majority of votes cast by holders of Company Shares. Abstentions and broker non-votes will have no effect on the outcome. Because the vote on this proposal is advisory only, it will not be binding on us. Accordingly, if the Arrangement Agreement is adopted and the Merger is completed, the merger-related compensation will be payable to the Company’s NEOs, subject only to the conditions applicable thereto, regardless of the outcome of this non-binding, advisory vote.

•
Proposal 3 (the Adjournment Proposal):   Approval of this proposal requires the affirmative vote of a majority of votes cast by holders of Company Shares. Abstentions and broker non-votes will have no effect on the outcome.

Revocation of Proxy
You may change your vote by revoking your proxy at any time before it is exercised, which can be done by delivering a written notice of revocation to us, by delivering a new proxy bearing a later date, or by voting electronically. Presence at the Special Meeting by a shareholder who has submitted a proxy does not in itself revoke the proxy. If you are the beneficial owner of Company Shares held for you in an account with an Intermediary, you must contact that Intermediary to revoke a previously authorized proxy.
Proxy Solicitation
We have retained Laurel Hill to assist in the solicitation of proxies. For these proxy solicitation services, we will pay Laurel Hill an estimated fee of approximately $28,000, plus reasonable out-of-pocket expenses and fees for any additional services. We will indemnify Laurel Hill and its affiliates against all claims, expenses, losses, damages, liabilities, or judgments of any kind whatsoever that arise out of or relate to Laurel Hill’s services with certain customary exceptions for willful misconduct and breach.
Proxies will be solicited on behalf of the Company Board by mail, telephone, or other electronic means. We will bear all proxy solicitation costs. We may use the services of our directors, officers, employees, and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold Company Shares in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse these institutions for their reasonable out-of-pocket expenses.
Voting Results
We will report the voting results from the Special Meeting on a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.

Questions
For any questions about the Special Meeting, shareholders should contact us at info@grc-usa.com or by mail 7887 East Belleview Avenue, Suite 1100, Denver, CO 80111. If you need assistance in completing your proxy card or have questions regarding the various voting options with respect to the special meeting, please contact our proxy solicitation agent, Laurel Hill, at:
North America Toll Free: 1-(888) 742-1305
Collect Calls Outside North America: (516) 933-3100
Email: GORO@laurelhill.com
If you experience issues entering the Special Meeting, call the support number provided on the virtual meeting login page.

PROPOSAL 1 — THE MERGER PROPOSAL
General
Our shareholders are being asked to approve the proposal to approve the Arrangement Agreement and Plan of Merger, dated January 25, 2026, by and among the Company, Goldgroup, and Merger Sub, pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Goldgroup. A copy of the Arrangement Agreement is attached as Annex A to this proxy statement.
Consequences of Failing to Approve the Merger Proposal
If this proposal is not approved, we will be unable to complete the Merger, which could have significant adverse effects on our strategic plans and shareholder value.
Vote Required and Recommendation
Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding Company Shares. Abstentions and broker non-votes will have the same effect as votes against this proposal.
THE COMPANY BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

PROPOSAL 2 — THE MERGER-RELATED COMPENSATION PROPOSAL
General
The Dodd-Frank Wall Street Reform and Consumer Protection Act and Rule 14a-21(c) promulgated under the Exchange Act require that we seek a non-binding, advisory vote from its shareholders to approve the merger-related compensation of the Company’s NEOs described in this proxy statement under “The Merger and the Arrangement — Interests of Our Directors and Executive Officers in the Merger.”
Accordingly, our shareholders are asked to approve the following resolution, on a non-binding advisory basis:
“RESOLVED, that the Company’s shareholders approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “The Merger and the Arrangement — Interests of Our Directors and Executive Officers in the Merger” (which disclosure includes the compensation table and related narrative disclosures required pursuant to Item 402(t) of Regulation S-K).”
Consequences of Failing to Approve the Merger-Related Compensation Proposal
Approval of this proposal is not a condition to completion of the Merger, and the vote with respect to this proposal is advisory only and will not be binding on us. Accordingly, if the Arrangement Agreement is adopted and the Merger is completed, the merger-related compensation will be payable to our NEOs, subject only to the conditions applicable thereto, regardless of the outcome of this non-binding, advisory vote. As noted in this proxy statement under “The Merger and the Arrangement — Interests of Our Directors and Executive Officers in the Merger,” the payments to the executive officers described therein will be payable only if the NEOs are terminated without cause or leave for good reason. We do not currently expect the NEOs to be terminated without cause or for the payments to become payable. However, because the continued employment of the NEOs is not a condition to closing of the Merger, it is possible that Goldgroup may terminate the NEOs without cause, which could trigger the obligation to make the payments.
Vote Required and Recommendation
Approval of this proposal requires the affirmative vote of a majority of votes cast by holders of Company Shares. Abstentions and broker non-votes will have no effect on the outcome.
THE COMPANY BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MERGER-RELATED COMPENSATION PROPOSAL.

PROPOSAL 3 — ADJOURNMENT PROPOSAL
General
We are asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting. If shareholders approve this proposal, subject to the terms of the Arrangement Agreement, we can adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from shareholders that have previously returned properly signed proxies voting against the proposals. Among other things, approval of the proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the proposals at the time of the Special Meeting could mean that, even if we received proxies representing a sufficient number of votes against the proposals such that they would be defeated, subject to the terms of the Arrangement Agreement, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the proposal. Additionally, we may seek shareholder approval to adjourn the Special Meeting if a quorum is not present.
Consequences of Failing to Approve the Adjournment Proposal
The chairperson of the Special Meeting is permitted by our bylaws to adjourn the Special Meeting even if our shareholders have not approved this proposal.
Vote Required and Recommendation
Approval of this proposal requires the affirmative vote of a majority of votes cast by holders of Company Shares. Abstentions and broker non-votes will have no effect on the outcome.
THE COMPANY BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN OF OUR BENEFICIAL OWNERS AND MANAGEMENT
The following table describes the beneficial ownership of the Company Shares as of May 1, 2026 by (1) each of our directors and executive officers; (2) all of our directors and executive officers as a group; (3) each of the prospective directors of the combined company; and (4) each shareholder known to us to own beneficially more than 5% of the Company Shares. Unless otherwise stated, the address where each of the individuals may be reached is our principal executive offices, 7887 East Belleview Avenue, Suite 1100, Denver, CO 80111. All ownership is direct, unless otherwise stated.
Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership includes Company Shares as to which the individual has or shares voting power or investment power, and any Company Shares that the individual has the right to acquire within 60 days of May 8, 2026, including through the exercise or vesting of any Company Award. For each individual who holds Company Awards, the Company Shares underlying those securities are treated as owned by that holder and as outstanding Company Shares when that holder’s percentage ownership of Company Shares is calculated. Those Company Shares are not treated as outstanding when the percentage ownership of any other holder is calculated. A review of reports filed with the SEC led us to conclude that no shareholders beneficially own more than 5% of Company Shares.
	Company Shares
Name of Beneficial Owner	Number	Percentage(1)
Allen Palmiere(2)(3)(4)(5)	1,447,737	0.9%
Ron Little(2)(6)	40,000	*
Lila Manessa Murphy(2)(4)(7)	—	*
Peter Gianulis(2)(8)	—	*
Chet Holyoak(3)(9)	101,510	*
Armando Alexandri(3)	—	*
Nicole Adshead-Bell(4)(10)	—	*
Luis Felipe Medina Aguirre(4)(11)	—	*
Javier Reyes(4)(12)	3,937,494	2.4%
All current directors and executive officers of the Company as a group (6 persons)	1,589,247	1.0%

*
Represents less than 1%.

(1)
Based on 161,889,776 Company Shares, our only class of voting securities, outstanding as of May 8, 2026.

(2)
Director.

(3)
Officer.

(4)
Prospective director of the combined company.

(5)
Mr. Palmiere beneficially owns fully vested stock options to purchase 660,408 Company Shares (which are currently not in the money) and vested and deferred RSUs of 787,329. This does not include 111,576 DSUs that were awarded in connection with the 2022 STIP bonus and that entitle Mr. Palmiere to receive the equivalent number of Company Shares or the cash equivalent thereof, at the Company’s discretion, upon the settlement of such DSUs.

(6)
Mr. Little beneficially owns 40,000 Company Shares. This does not include 40,000 DSUs awarded when joining the Company Board in 2021, 268,360 DSUs that were awarded in connection with the 2022, 2023, and 2026 annual equity awards, and 269,347 DSUs issued in lieu of board fees and that entitle Mr. Little to receive the equivalent number of Common Shares or the cash equivalent thereof, at the Company’s discretion, upon the settlement of such DSUs.

(7)
This does not include 40,000 DSUs awarded when joining the Company Board in 2021, 236,600 DSUs that were awarded in connection with the 2022, 2023, and 2026 annual equity awards, and 285,443 DSUs issued in lieu of board fees and that entitle Ms. Manessa Murphy to receive the equivalent number of Company Shares or the cash equivalent thereof, at the Company’s discretion, upon the settlement of such DSUs.

(8)
This does not include 63,520 DSUs that were awarded in connection with the 2026 annual equity awards and that entitle Mr. Gianulis to receive the equivalent number of Company Shares or the cash equivalent thereof, at the Company’s discretion, upon the settlement of such DSUs.

(9)
Mr. Holyoak beneficially owns 101,510 Company Shares.

(10)
The address for Dr. Adshead-Bell is c/o Goldgroup, Suite 410, 1111 Melville Street, Vancouver, British Columbia, V6E 3V6, Canada.

(11)
The address for Mr. Medina Aguirre is c/o Goldgroup, Suite 410, 1111 Melville Street, Vancouver, British Columbia, V6E 3V6, Canada.

(12)
Mr. Reyes beneficially owns 2,437,494 Company Shares and 1,500,000 Company Shares issuable upon the exercise of warrants exercisable by Antares Capital within 60 days of May 1, 2026. As a controlling person of Antares Capital, Mr. Reyes has voting and dispositive power over the outstanding warrants. The address for Mr. Reyes is c/o Goldgroup, Suite 410, 1111 Melville Street, Vancouver, British Columbia, V6E 3V6, Canada.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
The unaudited pro forma condensed combined financial information of the Company and Goldgroup may be found in Annex E to this proxy statement.
BUSINESS OF GOLD RESOURCE
For a discussion of the Company’s business, see “Item 1. Business” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference into this proxy statement. See “Where You Can Find More Information.”
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF GOLD RESOURCE
For a discussion of the Company’s financial condition and results of operations, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference into this proxy statement. See “Where You Can Find More Information.”
HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF GOLD RESOURCE
Our historical consolidated financial statements and related notes may be found in “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference into this proxy statement. See “Where You Can Find More Information.”
BUSINESS OF GOLDGROUP
For a discussion of the business of Goldgroup, see Annex F to this proxy statement.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF GOLDGROUP
For a discussion of the financial condition and results of operations of Goldgroup, see Annex G to this proxy statement.
HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF GOLDGROUP
The historical consolidated financial statements and related notes of Goldgroup may be found in Annex H to this proxy statement.

COMPARATIVE MARKET PRICE DATA AND DIVIDEND INFORMATION
The Company Shares are listed on the NYSE American under the symbol “GORO.” There were approximately 157 holders of record of Company Shares as of the record date. Certain Company Shares are held in “street name” and, accordingly, the number of beneficial owners of such Company Shares are not known or included in the foregoing number.
Comparative Market Price Data
The following table sets forth, for the periods indicated, the high and low closing sales prices per Company Share as reported on the NYSE American and the high and low closing sales prices per Goldgroup Share as reported on the TSXV. Goldgroup Shares are also quoted on the OTC market under the symbol “GGAZF.” The prices in the table below for Goldgroup Shares have been converted from Canadian dollars to U.S. dollars using the daily exchange rate as reported by the Bank of Canada for each applicable trading day at the end of each quarter. Because the Exchange Ratio is fixed at 1.4476 Goldgroup Shares per Company Share (as adjusted by the proposed Consolidation), the value of the Merger Consideration will change as the market price of Goldgroup Shares fluctuates. Shareholders are urged to obtain current market quotations for Company Shares and Goldgroup Shares.
	Company Shares		Goldgroup Shares
Year	High	Low	High	Low
Fiscal Year Ended December 31, 2024
First Quarter	$0.415	$0.236	$0.022	$0.018
Second Quarter	$0.650	$0.374	$0.029	$0.018
Third Quarter	$0.501	$0.327	$0.067	$0.022
Fourth Quarter	$0.510	$0.124	$0.115	$0.045
Fiscal Year Ended December 31, 2025
First Quarter	$0.600	$0.222	$0.536	$0.111
Second Quarter	$0.653	$0.356	$0.814	$0.491
Third Quarter	$0.864	$0.443	$0.848	$0.661
Fourth Quarter	$1.100	$0.624	$1.138	$0.642
Fiscal Year Ended December 31, 2026
First Quarter	$1.740	$0.840	$1.55	$0.81
Second Quarter (as of May 26, 2026)	$1.700	$1.200	$1.16	$0.98
The following table sets forth the closing prices per Company Share and per Goldgroup Share, as well as the implied value of the Merger Consideration per Company Share, on January 23, 2026, the last trading day prior to the public announcement of the Merger, and on May 26, 2026, the most recent practicable date prior to the date of this proxy statement. The implied value of the Merger Consideration per Company Share was calculated by multiplying the closing price per Goldgroup Share on each date by the Exchange Ratio of 1.4476.
	Company Shares	Goldgroup Shares	Implied Value of Merger Consideration Per Company Share
January 23, 2026	$1.61	$1.55	$2.25
May 26, 2026	$1.27	$1.12	$1.62
The market prices of Company Shares and Goldgroup Shares have fluctuated since the date of the announcement of the Merger and will continue to fluctuate prior to the consummation of the Merger. No assurance can be given concerning the market prices of Company Shares or Goldgroup Shares before the consummation of the Merger or Goldgroup Shares after the consummation of the Merger. You should obtain current market quotations for Company Shares and Goldgroup Shares before making any decision with respect to the Merger.

Dividend Information
Gold Resource Corporation
As of February 13, 2023, to conserve cash for future development and exploration, thus maximizing shareholder value, we suspended the quarterly dividend payments until such time that it may become practicable to reinstate them.
In 2010, the Company began paying cash dividends to the holders of Company Shares. Our ability to pay dividends in the future will depend on a number of factors, including free cash flow, expected operational performance, mine construction requirements and strategies, other acquisition and/or construction projects, spot metal prices, taxation, government-imposed royalties, and general market conditions.
Goldgroup Mining Inc.
Although the Goldgroup Board is permitted to declare dividends on the Goldgroup Shares from time to time out of available funds, it is the current policy of Goldgroup to reinvest any profits in the development and advancement of Goldgroup’s business. Throughout Goldgroup’s history, no dividends have been declared on the Goldgroup Shares.

DESCRIPTION OF GOLDGROUP SHARES
Authorized and Issued Capital
Goldgroup is authorized to issue an unlimited number of Goldgroup Shares. As at May 26, 2026, Goldgroup had 301,504,908 Goldgroup Shares issued and outstanding.
Voting
The holders of Goldgroup Shares are entitled to receive notice of, attend, and vote at any meeting of the Goldgroup shareholders. Each Goldgroup Share carries one vote.
Dividends
The holders of Goldgroup Shares are entitled to receive, on a pro-rata basis, such dividends as the Goldgroup Board from time to time may declare, out of funds legally available.
Rights on Dissolution
In the event of a liquidation, dissolution, or winding up of Goldgroup, or other distribution of its assets, the holders of Goldgroup Shares have the right to receive, on a pro-rata basis, all of the assets of Goldgroup remaining after payment of all of Goldgroup’s liabilities.
Pre-emptive, Conversion, and Other Rights
No pre-emptive, redemption, sinking fund, or conversion rights are attached to Goldgroup Shares, and the Goldgroup Shares, when fully paid, will not be liable to further call or assessment. No other class of shares may be created without the approval of the holders of Goldgroup Shares.

COMPARISON OF RIGHTS OF HOLDERS OF COMPANY SHARES AND GOLDGROUP SHARES
We are incorporated under the laws of the state of Colorado. Goldgroup is incorporated under the laws of the province of British Columbia, Canada. Accordingly, the rights of Goldgroup’s shareholders are governed by the BCBCA. The surviving company will continue to be a Colorado corporation following completion of the Merger and will be governed by the Colorado Business Corporation Act (the “CBCA”), and the CCAA.
Upon completion of the Merger, our shareholders immediately prior to the Effective Time will become shareholders of Goldgroup. The rights of our former shareholders and Goldgroup’s shareholders will thereafter be governed by the laws of the province of British Columbia, Canada and by Goldgroup’s notice of articles and articles. At the Goldgroup Shareholder Meeting, Goldgroup will be seeking approval by its shareholders to adopt new articles for Goldgroup (the “New Articles”), a copy of which is included as Annex I.
The following description summarizes certain of the material terms and differences between the rights of our shareholders and Goldgroup’s shareholders but is not a complete statement of all such terms or differences, or a complete description of the specific provisions referred to in this summary. Our shareholders should carefully read the relevant provisions of the BCBCA, the CBCA, the CCAA, our current articles of incorporation and bylaws (each as amended), the Goldgroup notice of articles and the New Articles. For more information on how to obtain the documents that are not attached to this proxy statement, see “Where You Can Find More Information.”
	Rights of Company Shares	Rights of Goldgroup Shares(1)
Authorized Capital Stock	The authorized capital stock of the Company consists of 200,000,000 shares of common stock, $0.001 per share, and 5,000,000 shares of preferred stock, $0.001 par value per share.
Under the BCBCA, a company’s articles may provide for more than one class of shares and where they so provide, the rights, privileges, restrictions and conditions attaching to the shares of each class have to be set out in the articles.
The authorized share capital of Goldgroup consists of an unlimited number of common shares without par value and no other class of shares.

Special Meetings of Shareholders; Action by Written Consent	Under the CBCA and our bylaws, a special meeting of shareholders may be called by the president, the Company Board, or holders of at least 10% of the voting stock.	Under the BCBCA and Goldgroup’s articles, the directors may call a meeting of shareholders to address special business.
	The CBCA provides that shareholders of a corporation may act by written consent if the action is consented to by at least the minimum votes necessary to authorize the action at a meeting. Our bylaws further restrict shareholder action by written consent, permitting such action only with the consent of all shareholders entitled to vote on such action.	The BCBCA also permits a special resolution to be approved in writing if all shareholders holding shares that carry the right to vote at general meetings consent to the resolution in writing.

	Rights of Company Shares	Rights of Goldgroup Shares(1)
Nominations of Candidates for Election to the Board of Directors
Our bylaws provide that the Company Board may nominate director candidates for election at any time prior to a meeting of shareholders at which directors are to be elected, without any advance notice requirements.
Our bylaws further provide that shareholders wishing to nominate candidates must provide written notice of such intent at least 90 days before the meeting, or within 20 days of public announcement of the meeting date if such announcement is made fewer than 90 days before the meeting. A shareholder nomination notice must include all information required under Regulation 14A, as well as disclosure of all direct and indirect business or personal relationships between the nominating shareholder and the proposed nominee.

Pursuant to Goldgroup’s articles, in order to be eligible for election to the Goldgroup Board, persons must be nominated in accordance with one of the following procedures: (a) by the Goldgroup Board or an authorized officer, (b) by one or more shareholders pursuant to a proposal made in accordance with the BCBCA, or (c) by a nominating shareholder who complies with the notice procedures as set out in the articles.
The nominating shareholder must give notice which is both timely and in proper written form to the Corporate Secretary of Goldgroup. The notice will be deemed timely if such notice is made (a) in the case of an annual general meeting, not less than 30 days and not more than 65 days prior to the date of the meeting, or (b) in the case of a special meeting, no later than the close of business on the 15th day following the day on which the first public announcement of the date of meeting was made.

Number of Directors	The CBCA provides that the number of directors constituting the board of directors is to be stated in or fixed in accordance with the bylaws of a corporation. Our articles of incorporation provide that the number of directors will be fixed in accordance with our bylaws.
The BCBCA prescribes that a company must have at least one director and at least three directors if the company is a public company. Goldgroup currently has four directors.
Goldgroup’s articles prescribe that, if the company is a public company, the number of directors is set at the greater of three and the most recently set number of directors (a) set by ordinary resolution, and (b) the number of directors as set out in the articles.
The shareholders may elect or appoint the directors needed to fill any vacancies in the Goldgroup Board. If the shareholders do not elect or appoint the directors needed to fill any vacancies in the Goldgroup Board, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

	Rights of Company Shares	Rights of Goldgroup Shares(1)

Our bylaws provide that the Company Board shall fix the size of the board from time to time. We currently have four directors.
The Company Board may increase or decrease the number of directors from time to time by adopting a new resolution. However, no decrease in the number of directors may shorten the term of any incumbent director. Directors must be natural persons who are at least 18 years old, but they need not be residents of Colorado or shareholders of the Company. Each director holds office until the next annual meeting of shareholders and until a successor is elected and qualified.

Under Goldgroup’s articles and pursuant to the BCBCA, at every annual general meeting of shareholders, the shareholders entitled to vote at the meeting must elect a board of directors consisting of the number of directors set under Goldgroup’s articles. All directors cease to hold office immediately before the election or appointment but are eligible for re-election or re-appointment.
No election, appointment or designation of an individual as a director is valid unless (a) that individual consents to be a director in the manner provided for in the BCBCA, (b) that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director, or (c) with respect to first directors, the designation is otherwise valid under the BCBCA.
Any casual vacancy occurring in the Board of Directors may be filled by the directors.
In addition, the articles permit the Goldgroup Board to increase its size between shareholder meetings by appointing one or more additional directors. However, the number of additional directors must not at any time exceed one-third of the number of current directors.

Election of Directors
Under the CBCA, the board of directors are elected at each annual shareholders’ meeting unless the articles of incorporation specify that the directors’ terms are staggered. Cumulative voting is not allowed in the election of directors of the Company under our articles of incorporation.
Pursuant to our bylaws, the Company Board must fix a record date to determine which shareholders are entitled to notice of and to vote at the meeting, which must be set between ten and 70 days

Under the BCBCA and Goldgroup’s articles, Goldgroup may remove any director before the expiration of his or her term of office by a special resolution of shareholders. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

	Rights of Company Shares	Rights of Goldgroup Shares(1)

before the meeting date. If no record date is fixed, the default record date is the day before the first notice is given to shareholders. Following the record date, the Company’s secretary must prepare a voting list of shareholders entitled to vote, which must be made available for inspection beginning the earlier of ten days before the meeting of shareholders or two business days after notice is given. Notice of the meeting must be sent to shareholders not fewer than ten days and not more than 60 days before the meeting.
Our bylaws provide that directors are elected at the annual meeting of shareholders (or a special meeting called for that purpose), with each Company entitled to one vote; cumulative voting is not permitted pursuant to our articles of incorporation.

Removal of Directors; Vacancies
Under the CBCA and our bylaws, any director may be removed with or without cause by the shareholders of the voting group that elected the director, at a meeting of shareholders called for that purpose, if votes cast for removal exceed votes cast against.
A board vacancy may be filled by the shareholders or by the Company Board. If the vacant office was held by a director elected by a particular voting group, only the remaining directors or shareholders of that voting group may vote to fill the vacancy. If remaining directors are fewer than a quorum, a majority of all remaining directors may fill the vacancy. The term of a director elected to fill a vacancy expires at the next shareholders’ meeting at which directors are elected.
Under the BCBCA and Goldgroup’s articles, the directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

	Rights of Company Shares	Rights of Goldgroup Shares(1)
Limitation on Liability of Directors and Officers
The CBCA and our articles of incorporation provide that a director shall not be personally liable to us or our shareholders for monetary damages for breach of fiduciary duty as a director. However, this limitation does not eliminate or limit liability for (i) any breach of such director’s duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in Section 7-108-403 of the CBCA (relating to unlawful distributions), or (iv) any transaction from which such director directly or indirectly derived any improper personal benefit.
Our articles of incorporation further provide that if the CBCA is amended to eliminate or limit further the liability of a director, then the liability of each director shall be eliminated or limited to the fullest extent permitted by the CBCA as amended. Any repeal or modification of this provision by the shareholders shall not adversely affect any right or protection of a director with respect to any liability that would have accrued prior to the repeal or modification.
The BCBCA provides that a director of a company is not liable for certain liabilities and has complied with his or her duties under certain sections of the BCBCA if the director relied, in good faith, on (a) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the company, (b) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (c) a statement of fact represented to the director by an officer of the company to be correct, or (d) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not (i) the record was forged, fraudulently made or inaccurate, or (ii) the information or representation was fraudulently made or inaccurate.
Indemnification of Directors and Officers; Expenses
Under the CBCA, a corporation may indemnify directors and officers who meet the applicable standard of conduct, and must indemnify directors wholly successful in defending any proceeding.
Our articles of incorporation require indemnification of directors, officers, and those serving at our request at other entities, to the fullest extent permitted by law. Our bylaws similarly require indemnification of directors and officers who acted in good faith and reasonably believed their conduct was in (or at least not opposed to) the corporation’s best interests, with mandatory indemnification for
Pursuant to Goldgroup’s articles and subject to the BCBCA, Goldgroup will, to the fullest extent permitted by law, indemnify a director, former director, officer or former officer of Goldgroup and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company may, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. The rights of indemnification and advancement of expenses contained in Goldgroup’s articles are not exclusive of any

	Rights of Company Shares	Rights of Goldgroup Shares(1)
	those wholly successful in any proceeding. We may advance expenses subject to a written affirmation of good faith and an undertaking to repay if the standard of conduct was not met. We may also purchase director and officer liability insurance.	other rights to indemnification or similar protection to which any eligible party may be entitled under any agreement, vote of shareholders or disinterested directors, insurance policy or otherwise.
Amendments to Certificate of Incorporation	Under the CBCA, an amendment to a corporation’s articles of incorporation must be proposed either by the board of directors or by the holders of at least 10% of the voting stock and must be approved by the shareholders with the votes cast in favor of the amendment exceeding the votes cast against.	Under Goldgroup’s articles and subject to the BCBCA, Goldgroup’s notice of articles may be altered by a resolution of the board of directors, and includes, among other items, changes to the classes or series of shares, the maximum number of shares that Goldgroup is authorized to issue, the identifying name of shares, and subdivisions or consolidations.
Amendments to Bylaws
Under the CBCA, the board of directors may amend or repeal bylaws unless the articles of incorporation reserve that power exclusively to shareholders. Shareholders always retain the statutory right to amend bylaws regardless of any provision conferring that power on the board, and may adopt provisions limiting the board’s amendment authority over particular bylaw provisions.
our articles of incorporation and bylaws both authorize the Company Board to amend the bylaws. Accordingly, both the Company Board and shareholders have the power to amend our bylaws.
Under the BCBCA and Goldgroup’s articles, Goldgroup’s articles may be altered by an ordinary resolution of shareholders, which requires the majority of voting shareholders to vote in support of the alteration.
Shareholder Rights Plan	We currently do not have a shareholder rights plan.	Goldgroup currently does not have a shareholder rights plan.
Forum Selection	We do not have an exclusive forum provision in our governing documents.	Goldgroup does not have an exclusive forum provision in its governing documents.

(1)
The above description of rights of Goldgroup Shares assumes adoption of the New Articles. In the event that the adoption of the New Articles is not approved at the Goldgroup Shareholder Meeting, Goldgroup’s current articles will remain in place and the main differences between the current articles and the proposed New Articles are summarized below.

The New Articles are substantially similar to Goldgroup’s current articles with the exception of a few changes. Among others, the New Articles:
•
permit Goldgroup to alter its authorized share structure by directors’ resolutions rather than a special resolution of Goldgroup shareholders as is required under Goldgroup’s current articles. This includes, but is not limited to, alterations such as creating additional classes or series of shares; increasing, reducing or eliminating the maximum number of shares that Goldgroup is authorized to issue out of any class or series of shares, or establishing a maximum number of shares that Goldgroup is authorized to issue out of any class or series of shares for which no maximum is established; altering the identifying name of any of its shares; and subdividing or consolidating all or any of its unissued, or fully paid issued, shares;

•
change the quorum for shareholders’ meetings from any number of shareholders, who in the aggregate hold at least 5% of the issued and outstanding Goldgroup Shares, to two shareholders entitled to vote at the meeting, present in person or represented by proxy;

•
permit the directors to designate a person to act as the chair of a shareholder meeting if the chair of the board is absent or unwilling to act as chair of the meeting;

•
remove provisions that allow a director to appoint an alternate director to act in his or her place at meetings of the directors or committees of the directors, at which the appointor is not present; and

•
update the provisions relating to mandatory indemnification of current and former directors and officers and specify that indemnification rights will inure to the benefit of each heir, executor and administrator of such indemnified person.

FUTURE SHAREHOLDER PROPOSALS
If the Merger is completed, we will have no public holders of Company Shares and there will be no public participation in any future meetings of our shareholders. However, if the Merger is not consummated, our shareholders will continue to be entitled to attend and participate in meetings of our shareholders.
Shareholder Proposals or Director Nominations for Our 2026 Annual Meeting
Any shareholder who desires to submit a proper proposal for inclusion in the proxy materials related to our 2026 annual meeting of shareholders must do so in writing in accordance with Rule 14a-8 of the Exchange Act, and it must have been received at our principal executive offices no later than December 26, 2025 in order to be considered for inclusion in the proxy statement for the 2026 annual meeting of shareholders.
Shareholders who intend to nominate a director at the 2026 annual meeting of shareholders without including such proposal in the proxy statement for the 2026 annual meeting of shareholders must provide us with notice of such proposal no later than 90 days before the date of the annual meeting, or within 20 days from any announcement of the annual meeting details, if such announcement is made within 90 days or less from the date of the 2026 annual meeting of shareholders.
As to any proposal that a shareholder intended to present to shareholders other than by inclusion in the proxy statement for our 2026 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we received notice of the matter to be proposed not later than March 12, 2026. Even if proper notice was received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.
For proposals sought to be included in our proxy statement for the 2026 annual meeting of shareholders, the proponent must be a record or beneficial owner of Company Shares entitled to vote on such proposal at the 2026 annual meeting of shareholders and must continue to own such security entitling such right to vote through the date on which the 2026 annual meeting of shareholders is held.
OTHER BUSINESS
The Company Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named herein will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information requirements of the Exchange Act, which means that we are required to file reports, proxy statements, and other information with the SEC. The SEC maintains an Internet website at www.sec.gov where you can access reports, proxy information and registration statements, and other information regarding registrants that file electronically with the SEC through the EDGAR system. Our filings with the SEC, as well as additional information about us, are also available to the public free of charge through our website at www.goldresourcecorp.com and are made as soon as reasonably practicable after such material is filed with or furnished to the SEC. Information contained on our website is not a part of or incorporated by reference into this proxy statement and the inclusion of our website and investor relations website addresses in this proxy statement is an inactive textual reference only.
In addition, the SEC allows us to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below.
We incorporate by reference into this proxy statement the documents listed below (excluding any portions of such documents that have been “furnished” but not “filed” for purposes of the Exchange Act):
•
our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2025;

•
our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026;

•
our Current Reports on Form 8-K filed with the SEC on January 21, 2026, January 22, 2026, January 26, 2026, February 3, 2026, March 19, 2026, May 8, 2026 and May 15, 2026; and

•
the description of our capital stock filed with the SEC as Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as the same may be amended from time to time.

Unless specifically stated to the contrary, none of the information that we disclose under Items 2.02 or 7.01 or corresponding information furnished under Item 9.01 or related exhibits of any Current Report on Form 8-K that we may from time to time furnish to the SEC will be incorporated by reference into, or otherwise included in, this proxy statement.
We also incorporate by reference all documents we subsequently file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the initial filing of this proxy statement. Any statement in a document incorporated by reference in this proxy statement will be deemed to be modified or superseded to the extent a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference in this proxy statement modifies or supersedes such statement. You may request a free copy of any of the documents incorporated by reference in this proxy statement (other than exhibits, unless they are specifically incorporated by reference in the documents). We will make those documents available to you without charge upon your oral or written request.
For any questions about the Special Meeting, shareholders should contact us at info@grc-usa.com or by mail at 7887 East Belleview Avenue, Suite 1100, Denver, CO 80111. If you need assistance in completing your proxy card or have questions regarding the various voting options with respect to the Special Meeting, please contact our proxy solicitation agent, Laurel Hill, at:
North America Toll Free: 1-(888) 742-1305
Collect Calls Outside North America: (516) 933-3100
Email: GORO@laurelhill.com
It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

ANNEX A — ARRANGEMENT AGREEMENT
ARRANGEMENT AGREEMENT AND PLAN OF MERGER
GOLDGROUP MINING INC.
- and -
GOLDGROUP MERGER SUB INC.
- and -
GOLD RESOURCE CORPORATION

January 25, 2026

A-i

Schedule A — Form of Plan of Arrangement and Merger
Schedule B — Form of Arrangement Resolution
Schedule C — Articles of Incorporation of the Surviving Corporation

A-ii

ARRANGEMENT AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT is made as of January 25, 2026
BETWEEN
GOLDGROUP MINING INC.,
a corporation incorporated under the laws of the Province of British Columbia
(the “Purchaser”)
- and -
GOLDGROUP MERGER SUB INC.,
a corporation incorporated under the laws of the State of Colorado
(the “Purchaser Sub”)
- and -
GOLD RESOURCE CORPORATION,
a corporation incorporated under the laws of the State of Colorado
(the “Company”).
WHEREAS:
A.
The Purchaser proposes to acquire all of the issued and outstanding Company Shares in exchange for Resulting Issuer Shares by way of a reverse triangular merger conducted pursuant to (i) the Merger conducted pursuant to Section 7-90-203 of the CCAA in which the Purchaser Sub will merge with and into the Company, and (ii) the Arrangement conducted pursuant to Part 9, Division 5 of the BCBCA;

B.
The Purchaser Board has unanimously:

(i)
determined, after receiving financial and legal advice, the recommendation of the Purchaser Special Committee, and the Purchaser Fairness Opinion that the issuance of Resulting Issuer Shares in exchange for the Company Shares pursuant to the Transaction, including the Merger and the Arrangement, is fair, from a financial point of view, to the Purchaser, and that the Transaction is in the best interests of the Purchaser and the Purchaser Shareholders;

(ii)
approved the form of, and authorized and directed the Purchaser to execute and deliver this Agreement and to perform its obligations hereunder and to cause the Purchaser Sub to perform its obligations hereunder; and

(iii)
resolved to recommend to the Purchaser Shareholders that they approve the Transaction, including the Arrangement and the Merger, in each case, in accordance with the BCBCA, the CCAA, the CBCA, the B.C. Securities Act and the U.S. Securities Act;

C.
The Purchaser Sub Board has unanimously:

(i)
determined, after receiving financial and legal advice, that the Transaction is in the best interests of the Purchaser Sub and its sole shareholder, the Purchaser; and

(ii)
approved the form of, and authorized and directed the Purchaser Sub to execute and deliver this Agreement and to perform its obligations hereunder;

D.
The Company Board has unanimously:

(i)
determined, after receiving financial and legal advice and the Company Fairness Opinion, that the consideration to be received by the Company Stockholders in exchange for the Company Shares pursuant to the Merger and the Arrangement is fair, from a financial point of view, to the holders of the Company Shares and that the Transaction is in the best interests of the Company and the Company Stockholders;

(ii)
approved the form of, and authorized and directed the Company to execute and deliver this Agreement and to perform its obligations hereunder; and

(iii)
resolved to recommend to the Company Stockholders that they approve the Transaction, including the Arrangement and the Merger, in each case, in accordance with the BCBCA, the CCAA, the CBCA, the B.C. Securities Act and the U.S. Securities Act;

E.
The Parties intend that the issuance of the Resulting Issuer Shares in exchange for the Company Shares shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof, and applicable U.S. Securities Laws in reliance upon such exemptions as may be available therefrom; and

F.
For U.S. federal and applicable state income Tax purposes, (i) the Parties intend that the Transaction qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the U.S. Treasury Regulations promulgated thereunder, and (ii) this Agreement is intended to be, and hereby is, adopted as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a);

NOW THEREFORE in consideration of the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Parties, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
1.1   Definitions
In this Agreement, unless otherwise defined or expressly stated herein or something in the subject matter or the context is inconsistent therewith:
“Acceptable Confidentiality Agreement” means: (a) with respect to any third party (other than the other Parties) with whom the Party, as of the date hereof, has an existing confidentiality agreement, such confidentiality agreement; and (b) with respect to any other third party, a confidentiality agreement that: (i) is entered into in accordance with Section 5.1(c) or Section 5.2(c) hereof, as applicable; (ii) that contains confidentiality and standstill restrictions that are no less restrictive than those set out in the Confidentiality Agreement; (c) that does not permit the sharing of confidential information with potential co-bidders; (d) that does not preclude or limit the ability of the Party to disclose information relating to such agreement or the negotiations contemplated thereby, to the other Parties; (e) that does not permit the third party to acquire any shares of the Party; and (f) that contains customary standstill provisions that only permits the third party to make a Company Acquisition Proposal to the Company Board, or a Purchaser Acquisition Proposal to the Purchaser Board, as applicable, that is not publicly announced;
“Accessing Party” has the meaning ascribed thereto in Section 4.3;
“Acquisition Agreement” means any letter of intent, memorandum of understanding or other Contract, agreement in principle, acquisition agreement, merger agreement or similar agreement or understanding in respect of a Company Acquisition Proposal or a Purchaser Acquisition Proposal, as applicable, but does not include an Acceptable Confidentiality Agreement;
“Affiliate” has the meaning ascribed to it in Section 1.5(a);
“Agreement” means this arrangement agreement and plan of merger (including the Schedules hereto), as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof;
“Alternative Transaction” has the meaning ascribed thereto in Section 4.5(b);
“Anti-Bribery Laws” has the meaning ascribed thereto in Section 3.1(uu)(iii)(B);
“Anti-Money Laundering Laws” has the meaning ascribed thereto in Section 3.1(uu)(i);
“Arrangement” means the arrangement of the Company under the provisions of Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order (with the prior written consent of both the Company and the Purchaser, each acting reasonably);
“Arrangement Filings” means the filings, if any, that may be required under Section 292 of the BCBCA or otherwise to be made by the Purchaser with the Registrar in order for the Arrangement to be effective;
“Arrangement Resolution” means the special resolution to be considered and, if thought advisable, passed by the Purchaser Shareholders at the Purchaser Meeting to approve the Arrangement, to be substantially in the form of Schedule B hereto;
“Assumed Awards” means, collectively, the Assumed Options, Assumed DSUs, Assumed RSUs, and Assumed PSUs.
“Assumed DSUs” has the meaning ascribed thereto in Section 2.14(a)(vii);
“Assumed Options” has the meaning ascribed thereto in Section 2.14(a)(v);
“Assumed PSUs” has the meaning ascribed thereto in Section 2.14(a)(viii);
“Assumed RSUs” has the meaning ascribed thereto in Section 2.14(a)(vi);
“Back Forty Technical Report Summary” means the technical report summary entitled “SK1300 Technical Report Summary on the Back Forty Mine Project, Michigan, USA” dated October 26, 2023 with an effective date of September 30, 2023 filed on the Company’s profile on EDGAR;
“B.C. Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder;
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;
“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia or Denver, Colorado are authorized or required by applicable Law to be closed;
“Canadian Securities Laws” means the B.C. Securities Act and all other applicable Canadian provincial and territorial securities Laws;
“CBCA” means the Colorado Business Corporation Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;
“CCAA” means the Colorado Corporations and Associations Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time;
“Cerro Prieto Project” means the Purchaser’s Cerro Prieto project in Sonora, Mexico;
“Claims” means claims, demands, complaints, grievances, actions, applications, suits, causes of action, trials, mediation, arbitration, charges, indictments, prosecutions, proceedings (including any judicial, quasi-judicial, regulatory or administrative proceedings or investigations) or other similar processes before a Governmental Authority;
“Closing” has the meaning ascribed thereto in Section 2.9(a);
“Code” means the United States Internal Revenue Code of 1986, as amended and all regulations and guidance promulgated thereunder;
“commercially reasonable efforts” with respect to any Party means the cooperation of such Party and the use by such Party of its reasonable efforts consistent with reasonable commercial practice without payment or incurrence of any material liability or obligation;
“Company” has the meaning ascribed thereto on the first page of this Agreement;

“Company Acquisition Proposal” means, at any time, whether or not in writing, (a) any offer, proposal or inquiry from any person or group of persons other than the Purchaser (or any Affiliate of the Purchaser) after the date of this Agreement relating with respect to: (i) any direct or indirect acquisition by any person or group of persons of Company Shares (or securities convertible into or exchangeable or exercisable for Company Shares) representing 20% or more of the Company Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Company Shares); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, recapitalization, liquidation, dissolution, winding up, exclusive license or other business combination, involving or in respect of the Company or any of its subsidiaries; (iii) any direct or indirect acquisition (or any alliance, joint venture, lease, long-term supply agreement or other arrangement having the same economic effect as the foregoing) by any person or group of persons other than the Purchaser (or any Affiliate of the Purchaser), in a single transaction or a series of related transactions, of any assets of the Company and/or any interest in one or more of its subsidiaries (including shares or other equity interest of subsidiaries) that individually or in the aggregate represent 20% or more of the consolidated assets of the Company or contribute 20% or more of the consolidated revenue of the Company and its subsidiaries, in each case based on the financial statements of the Company most recently filed prior to such time as part of the Company Public Disclosure Record, whether in a single transaction or a series of related transactions; (iv) inquiry, expression or other indication of interest or offer to, or public announcement of or of an intention to, do any of the following; (v) modification or proposed modification of any such proposal, inquiry, expression or indication of interest or (vi) any other transaction or agreement, the consummation of which would reasonably be excepted to materially impede, prevent or delay the transactions contemplated by this Agreement or completion of the Arrangement, in each case excluding the Arrangement, the other transactions contemplated by this Agreement and any other transaction involving only the Company and/or its subsidiaries;
“Company Annual Financial Statements” means the audited consolidated financial statements of the Company as at, and for the years ended December 31, 2024 and 2023, including the notes thereto and the auditor’s report thereon;
“Company Applicable IP” has the meaning ascribed thereto in Section 3.2(ff)
“Company Board” means the board of directors of the Company;
“Company Board Recommendation” means the unanimous determination of the Company Board, after consultation with its legal and financial advisors, that the Transaction is in the best interests of the Company and the unanimous recommendation of the Company Board to the Company Stockholders that they vote in favour of the Company Stockholder Approval;
“Company Budget” means the Company’s 12-month budget, as approved by the Purchaser and attached to the Company Disclosure Letter;
“Company Change of Recommendation” has the meaning ascribed thereto in Section 6.1(d)(i);
“Company Convertible Securities” means all Company Options, Company DSUs, Company PSUs and Company RSUs;
“Company Convertible Securityholders” means, collectively, the Company Optionholders, the Company DSU Holders, Company PSU Holders and Company RSU Holders;
“Company Data Room” means the electronic data room established by the Company, hosted on the Microsoft 365 SharePoint technology platform containing documents, information, and materials made available to the Purchaser in connection with the Transaction, as of January 24, 2026, at 5:00 PM (EST);
“Company Diligence Information” means the documents included in the Company Public Disclosure Record and in the Company Data Room;
“Company Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Company and delivered to the Purchaser concurrently with the execution of this Agreement;

“Company DSU Holder” means a holder of one or more Company DSUs;
“Company DSUs” means all deferred stock units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan;
“Company Equity Incentive Plan” means the 2016 equity incentive plan of the Company, which allows for the issuance of up to 5,000,000 Company Shares in the form of incentive and non-qualified stock options, stock appreciation rights, Company DSUs, Company RSUs, stock grants, stock units, performance shares, Company PSUs, and performance cash;
“Company Fairness Opinion” means the opinion of the Company Financial Advisor to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by the Company Stockholders in exchange for the Company Shares pursuant to the Merger and the Arrangement is fair, from a financial point of view, to the holders of the Company Shares;
“Company Financial Advisor” means Cormark Securities Inc.;
“Company Financial Statements” means, collectively, the Company Annual Financial Statements and the Company Interim Financial Statements;
“Company Interim Financial Statements” means the unaudited condensed financial statements of the Company as at, and for the nine months ended September 30, 2025, including the notes thereto;
“Company Material Adverse Effect” means any result, fact, change, effect, event, circumstance, occurrence or development that when taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments:
(a)
has or would reasonably be expected to have a material and adverse effect on the business, results of operations, capitalization, prospects, assets, liabilities (including any contingent liabilities), obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of the Company and its subsidiaries (taken as a whole);

(b)
has or would reasonably be expected to have a material and adverse effect on the proposed business, results of operations, capitalization, prospects, assets, liabilities (including any contingent liabilities), obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of the Company and its subsidiaries (taken as a whole); other than any result, fact, change, effect, event, circumstance, occurrence or development:

(i)
in or relating to general political, economic or financial conditions in Canada, Mexico or the United States,

(ii)
in or relating to financial or capital market conditions in general, including any reduction in market indices,

(iii)
in or relating to currency exchange, interest rates or the price of commodities, including copper, gold and silver,

(iv)
in or relating to the copper, gold or silver mining industry, or the mining industry in general,

(v)
the commencement or continuation of any war, pandemics armed hostilities or acts of terrorism,

(vi)
relating to the change in the market trading price of the Company Shares relating to this Agreement, the transactions contemplated hereunder or the announcement thereof, or

(vii)
changes in U.S. GAAP,

provided, however, that such effect referred to in subsections (i) to (v) above does not primarily relate to (or have the effect of primarily relating to) the Company or its subsidiaries or disproportionately adversely affects the Company and its subsidiaries, taken as a whole, compared to other companies operating in the mining industry; and provided further than references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Company Material Adverse Effect has occurred; or
(c)
materially impairs or delays, or would reasonably be expected to materially impair or delay, the performance by the Company of its obligations under this Agreement or impairs or delays, or would reasonably be expected to impair or delay, the Company’s ability to consummate the Arrangement by the Outside Date;

“Company Material Contract” means each Contract that is either, (i) material to the Company, being a Contract that involves the potential expenditure of more than US$100,000 in the aggregate; or (ii) any Contract of the Company:
(a)
creating, or contemplating the creation of, a joint venture, partnership or similar arrangement;

(b)
granting any royalty or other interest in any of the Company Properties or mineral rights or production or proceeds therefrom;

(c)
that contains any non-competition obligations, any area of mutual interest, rights of first refusal, rights of first offer, exclusivity provisions or otherwise restricts in any material way the business of the Company or its subsidiaries as currently conducted or proposed to be conducted;

(d)
that contains any confidentiality, secrecy or non-disclosure obligations, whether the Company or any subsidiary is a beneficiary or obligor thereunder;

(e)
relating to the license, royalty, franchise or other interest in the Company Applicable IP;

(f)
relating to prior or contemplated business combinations, acquisitions, mergers or asset purchases or divestitures under which the Company or a subsidiary has any remaining outstanding obligations;

(g)
with one or more of its shareholders, or as a shareholder of another person, or relating to the voting of securities;

(h)
with a related party of the Company;

(i)
guaranteeing, assuming or acting as a surety in respect of any liabilities or obligations of another person;

(j)
pursuant to which the Company will receive, receives or has received financial advisory or investment advisory services;

(k)
giving a material indemnity to any person, other than those provided to officers and directors of the Company pursuant to its constating documents;

(l)
entered into other than in the ordinary course of business;

(m)
that is continuing and involves the sale and delivery by the Company or any subsidiary of materials, supplies, equipment or services at a price below the prevailing market price that could reasonably be expected to result in a loss to the Company or applicable subsidiary;

(n)
relating to any employment or consulting arrangement with any officer, employee or consultant earning US$100,000 or greater on an annual basis, other than Contracts of indeterminate term terminable by the Company or any subsidiary without cause on reasonable notice;

(o)
relating to any issuance or potential issuance of any securities of the Company, except those Contracts relating to the grant of options, deferred share units, performance stock units or restricted stock units pursuant to any share compensation plan and in relation to any common share purchase warrants or broker warrants outstanding;

(p)
having a length of term greater than two (2) years (excluding, for greater certainty, provisions of a Contract that by their nature survive for a period of greater than two (2) years after termination or completion of the Contract); and

(q)
which, if terminated, would reasonably be expected to have a Company Material Adverse Effect;

“Company Meeting” means the special meeting of the Company Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law for the purpose of considering and, if thought fit, the Company Stockholder Approval;
“Company Optionholder” means a holder of one or more Company Options;
“Company Options” means all options to acquire Company Shares outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan;
“Company Permitted Liens” means:
(a)
statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to U.S. GAAP have been made in respect thereof);

(b)
mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to U.S. GAAP have been made in respect thereof);

(c)
zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over the Company’s owned or leased real property, which are not violated by the current use and operation of such real property;

(d)
covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to the Company’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with the Company’s businesses;

(e)
any right of way or easement related to public roads and highways, which does not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with the Company’s businesses;

(f)
Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation;

(g)
any reservations or exceptions contained in the original grants of land (excluding any royalties) or by applicable statute or the terms of any lease in respect of any portion of any of the Company Properties or comprising any portion of any of the Company Properties;

(h)
minor discrepancies in the legal description or acreage of or associated with any of the Company Properties or any adjoining properties which would be disclosed in an up to date survey and any registered easements and registered restrictions or covenants that run with the land which do not materially detract from the value of, or materially impair the use of any of the Company Properties for the purpose of conducting and carrying out mining operations thereon;

(i)
Liens or other rights granted by the Company or any of its subsidiaries to secure performance of statutory obligations or regulatory requirements (including reclamation obligations);

(j)
equipment leases or purchase money security interests;

(k)
the Company Royalties;

(l)
Liens as a result of any judgment or order rendered or claim filed against a person which is being contested in good faith by proper legal proceedings (and as to which any enforcement proceedings shall have been suspended by operation of Law or stayed pending an appeal or other proceeding) and for which appropriate reserves in accordance with U.S. GAAP have been established to the extent required by U.S. GAAP;

(m)
any rights of set-off with respect to any deposit account of the Company or any of its subsidiaries in favour of the financial institution at which such deposit account is maintained and not constituting a financing transaction;

(n)
Liens described in the Company Technical Report Summaries; and

(o)
any other Liens that, in the aggregate, do not materially impair the value or the continued use and operation of the assets or properties to which they relate;

“Company Properties” means the Don David Gold Mine located in Oaxaca, Mexico and the Back Forty Mine Project located in Michigan, USA;
“Company Property Rights” has the meaning ascribed thereto in Section 3.2(ll)(i);
“Company Proxy Statement” means the notice of meeting and accompanying proxy statement (including all schedules, appendices and exhibits thereto) to be sent to the Company Stockholders in connection with the Company Meeting, including any amendments or supplements thereto;
“Company PSU Holder” means a holder of one or more Company PSUs;
“Company PSUs” means all performance share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan;
“Company Public Disclosure Record” means all documents filed by or on behalf of the Company on EDGAR since January 1, 2023 and prior to the date hereof that are publicly available on the date hereof and all documents filed by or on behalf of the Company on SEDAR+ since January 1, 2023 and prior to the date hereof that are publicly available on the date hereof;
“Company Response Period” has the meaning ascribed thereto in Section 5.2(f)(iii);
“Company RSU Holder” means a holder of one or more Company RSUs;
“Company RSUs” means all restricted stock units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan;
“Company SEC Documents” has the meaning ascribed thereto in Section 3.2(i)(i);
“Company Securityholders” means, collectively, the Company Stockholders, Company Optionholders, Company DSU Holders, Company PSU Holders and Company RSU Holders;
“Company Shares” means the common stock, par value US$0.001, of the Company;
“Company Stockholder” means a holder of one or more Company Shares;
“Company Stockholder Approval” means the approval by the Company Stockholders of this Agreement, including the Merger and the Arrangement, in each case, in accordance with the BCBCA, the CCAA, the CBCA, the B.C. Securities Act and the U.S. Securities Act;
“Company Superior Proposal” means a bona fide Company Acquisition Proposal made in writing on or after the date of this Agreement by a person or persons acting jointly (other than the Purchaser and its Affiliates) that did not result from a breach of Section 5.1 and which or in respect of which:
(a)
is to acquire no less than all of the outstanding Company Shares not owned by the person or persons or all or substantially all of the assets of the Company on a consolidated basis;

(b)
the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Acquisition Proposal would, taking into account all of the terms and conditions of such Company Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which (i) is in the best interests of the Company and its stakeholders; and (ii) is more favourable to the Company Stockholders from a financial point of view than the Arrangement (taking into account any amendments to this Agreement and the Arrangement proposed by the Purchaser pursuant to Section 5.1(f));

(c)
in the case of a Company Acquisition Proposal that relates to the acquisition of all of the outstanding Company Shares, is made available to all of the Company Stockholders on the same terms and conditions;

(d)
is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds will be available to effect payment in full;

(e)
is not subject to any due diligence and/or access condition;

(f)
the Company Board has determined in good faith, after consultation with financial advisors and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Company Acquisition Proposal and the person making such Company Acquisition Proposal; and

(g)
the Company has sufficient financial resources available to pay or has made arrangements to pay, any Company Termination Fee payable pursuant to the terms hereof in accordance with the terms hereof;

“Company Support Agreements” means the voting and support agreements dated as of the date hereof between the Purchaser and the Supporting Company Stockholders and other voting and support agreements that may be entered into after the date hereof by the Company and other stockholders of the Company, which agreements provide that such shareholders shall, among other things vote all Company Shares of which they are the registered or beneficial holder or over which they have control or direction, in favour of the Company Stockholder Approval and not dispose of their Company Shares;
“Company Technical Report Summaries” means, collectively, the Back Forty Technical Report Summary and the DDGM Technical Report Summary;
“Company Termination Fee” has the meaning ascribed to it in Section 5.3(b);
“Company Termination Fee Event” has the meaning ascribed thereto in Section 5.3(a);
“Company Warrants” means the warrants to purchase Company Shares described in the Company Disclosure Letter;
“Confidentiality Agreement” means the confidentiality agreement between the Company and the Purchaser executed on November 11, 2024;
“Consolidation” means the consolidation of all of the issued and outstanding Purchaser Shares at a ratio of one post-consolidation share for every four pre-consolidation shares;
“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which a Party, or any of its subsidiaries, is a party or by which a Party, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject;
“control” has the meaning ascribed thereto in Section 1.5(c).
“Court” means the Supreme Court of British Columbia;
“CSA” means the Canadian Securities Administrators;

“DDGM Technical Report Summary” means the technical report summary entitled “S-K 1300 Technical Report Summary on the Don David Gold Mine Project, Oaxaca, Mexico” dated March 5, 2025 with an effective date of December 31, 2024 incorporated by reference in the annual report in Form 10-K for 2024 filed on the Company’s profile on EDGAR;
“Default” means the defaults of the Purchaser under Canadian Securities Laws as noted by the applicable Canadian securities regulatory authorities as of the date of this Agreement;
“Depositary” means Computershare Investor Services Inc., or any other trust company, bank or other financial institution agreed to in writing by the Company and the Purchaser for the purpose of, among other things, exchanging certificates representing Company Shares for Resulting Issuer Shares in connection with the Arrangement;
“Designated Director” has the meaning ascribed thereto in Section 4.9(a);
“Dissent Rights” has the meaning ascribed thereto in the Plan of Arrangement;
“Dissenting Shareholder” has the meaning ascribed thereto in the Plan of Arrangement;
“Effective Date” has the meaning ascribed thereto in the Plan of Arrangement;
“Effective Time” has the meaning ascribed thereto in the Plan of Arrangement;
“Employee Plans” means all benefit, bonus, incentive, pension, retirement, savings, stock purchase, profit sharing, equity, stock option, stock appreciation, phantom stock, termination, change of control, deferred compensation, life insurance, medical, health, welfare, hospital, dental, vision care, drug, sick leave, disability, Code Section 125 cafeteria, fringe benefit, and all other similar plans, programs, arrangements or practices relating to any current or former director, officer or employee of a Party, in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is or has been maintained, sponsored, contributed to, or required to be contributed to by such Party for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant, or any spouse or dependent of such individual;
“Environment” means the natural environment (including soil, land surface or subsurface strata, surface water, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, including public health) and all sewer systems;
“Environmental Approvals” means all Permits, issued or required to be issued pursuant to any Environmental Law;
“Environmental Laws” means Laws aimed at or relating to reclamation or restoration of properties; abatement of pollution; protection of the Environment; protection of wildlife, including endangered species; processing, distribution, use, handling, transport, management, treatment, storage, disposal or control of, or exposure to, Hazardous Substances; Releases or threatened Releases of Hazardous Substances and all Environmental Approvals;
“ERISA” means, the Employee Retirement Income Security Act of 1974, as amended, and all regulations and guidance promulgated thereunder;
“ERISA Affiliate” means, any trade or business (whether or not incorporated) that is part of the same controlled group or under common control with a Party, or which is part of an affiliated service group that includes a Party, within the meanings of Sections 414(b), (c), (m), or (o) of the Code;
“Exchange Ratio” means 1.4476 Purchaser Shares for each Company Share, which shall automatically be adjusted to 0.3619 Resulting Issuer Shares for each Company Share following consummation of the Consolidation, and subject to adjustment pursuant to Section 2.17;
“Exchange Ratio Adjustment Event” has the meaning ascribed thereto in Section 2.17;
“Final Order” means the final order of the Court approving the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied;
“Governmental Authority” means any multinational, federal, provincial, territorial, state, regional, municipal, local, foreign or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSXV and the NYSE American or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;
“Governmental Authorization” means any approval, consent, license, permit, waiver or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any applicable Laws;
“Hazardous Substances” means any substance, material or waste that is regulated, prohibited, listed, defined, designated or classified as hazardous, dangerous, radioactive, corrosive, explosive, infectious, carcinogenic, or toxic or a pollutant or a contaminant under or pursuant to, or that could result in liability under, any applicable Environmental Laws;
“IFRS” means International Financial Reporting Standards as incorporated in the Handbook of the Canadian Institute of Chartered Accountants, at the relevant time applied on a consistent basis;
“Indemnified Parties” has the meaning ascribed thereto in Section 4.10(a);
“Indemnified Tax” has the meaning ascribed thereto in Section 5.3(h);
“Intellectual Property” means domestic, foreign and worldwide: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) software; and (viii) any other intellectual property and industrial property;
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court as contemplated by Section 2.2(b) hereof, after being informed of the intention to rely upon the exemption from registration under Section 3(a)(10) of the U.S. Securities Act with respect to the Resulting Issuer Shares issued pursuant to the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;
“joint venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, contractual or other legal form, in which a Party or any of its subsidiaries directly or indirectly holds voting shares, equity interests or other rights of participation but which is not a subsidiary of such Party, and any subsidiary of any such entity;
“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;
“Liabilities” means liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise;
“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Litigation” has the meaning ascribed thereto in Section 4.1(i);
“material fact” has the meaning attributed to such term under the B.C. Securities Act;
“Merger” has the meaning ascribed thereto in the Plan of Arrangement.
“Mexican Antitrust Law” means the Mexican Federal Economic Competition Law (Ley Federal de Competencia Económica) or the applicable Mexican Law that replaces it;
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions;
“misrepresentation” has the meaning attributed to such term under the B.C. Securities Act;
“NAC” means the National Antimonopoly Commission of Mexico (Comisión Nacional Antimonopolio), or the Mexican authority that replaces it;
“NAC Approval” means the unconditional approval or clearance of the transaction contemplated in this Agreement issued by NAC, or its tacit approval, due to the statutory term for purposes of issuing the approval elapsing, pursuant to the provisions set forth in the Mexican Antitrust Law;
“NI 43-101” means National Instrument 43-101 — Standards of Disclosure for Mineral Projects of the CSA;
“NYSE American” means the NYSE American LLC;
“OHSA” has the meaning ascribed thereto in Section 3.1(tt)(vii);
“ordinary course of business”, or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances when considered in the context of the provisions of this Agreement;
“OTCQX” means the OTCQX® Best Market;
“Outside Date” means July 31, 2026 or such later date as may be agreed to in writing by the Parties; provided that a Party shall not be permitted to extend the Outside Date if the failure to satisfy the conditions set forth in Article 7 is primarily the result of such Party’s failure to comply with its covenants in this Agreement;
“Parties” means the parties to this Agreement and “Party” means any one of them;

“Permit” means any lease, license, permit, certificate, consent, decree, order, direction, grant, approval, classification, registration, waiver, exemption, agreement or other authorization of or from any Governmental Authority;
“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in such person’s capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;
“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 4.12(a);
“Providing Party” has the meaning ascribed thereto in Section 4.3;
“Plan of Arrangement” means the plan of arrangement and merger substantially in the form and content set out in Schedule A hereto, as amended, modified or supplemented from time to time in accordance with Article 6 of the Plan of Arrangement or at the direction of the Court in the Final Order, with the consent of the Company and the Purchaser, each acting reasonably;
“Proceeding” means any court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or inquiry before or by any Governmental Authority, or any claim, action, suit, demand, arbitration, charge, indictment, hearing, demand letter or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding;
“Purchaser” has the meaning ascribed thereto on the first page of this Agreement;
“Purchaser Acquisition Proposal” means, at any time, whether or not in writing, (a) any offer, proposal or inquiry from any person or group of persons other than the Company (or any Affiliate of the Company) after the date of this Agreement relating with respect to: (i) any direct or indirect acquisition by any person or group of persons of Purchaser Shares (or securities convertible into or exchangeable or exercisable for Purchaser Shares) representing 20% or more of the Purchaser Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Purchaser Shares); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, recapitalization, liquidation, dissolution, winding up, exclusive license or other business combination, involving or in respect of the Purchaser or any of its subsidiaries; (iii) any direct or indirect acquisition (or any alliance, joint venture, lease, long-term supply agreement or other arrangement having the same economic effect as the foregoing) by any person or group of persons other than the Company (or any Affiliate of the Company), in a single transaction or a series of related transactions, of any assets of the Purchaser and/or any interest in one or more of its subsidiaries (including shares or other equity interest of subsidiaries) that individually or in the aggregate represent 20% or more of the consolidated assets of the Purchaser or contribute 20% or more of the consolidated revenue of the Purchaser and its subsidiaries, in each case based on the financial statements of the Purchaser most recently filed prior to such time as part of the Purchaser Public Disclosure Record, whether in a single transaction or a series of related transactions; (iv) inquiry, expression or other indication of interest or offer to, or public announcement of or of an intention to, do any of the following; (v) modification or proposed modification of any such proposal, inquiry, expression or indication of interest or (vi) any other transaction or agreement, the consummation of which would reasonably be excepted to materially impede, prevent or delay the transactions contemplated by this Agreement or completion of the Arrangement, in each case excluding the Arrangement, the other transactions contemplated by this Agreement and any other transaction involving only the Purchaser and/or its subsidiaries;
“Purchaser Annual Financial Statements” means the audited consolidated financial statements of the Purchaser as at, and for the years ended, December 31, 2024 and 2023, including the notes thereto and the auditor’s report thereon;
“Purchaser Applicable IP” means Section 3.1(ff);

“Purchaser Board” means the board of directors of the Purchaser;
“Purchaser Board Recommendation” means the unanimous determination of the Purchaser Board, after consultation with its legal and financial advisors and receiving the recommendation of the Purchaser Special Committee, that the Arrangement is in the best interests of the Purchaser and the unanimous recommendation of the Purchaser Board to the Purchaser Shareholders that they vote in favour of the Arrangement Resolution;
“Purchaser Budget” means the budget in respect of of the Cerro Prieto Project, as approved by the Company and disclosed in the Purchaser Disclosure Letter;
“Purchaser Change of Recommendation” has the meaning ascribed thereto in Section 6.1(e)(i);
“Purchaser Circular” means the notice of meeting and accompanying management information circular (including all schedules, appendices and exhibits thereto) to be sent to the Purchaser Shareholders in connection with the Purchaser Meeting, including any amendments or supplements thereto;
“Purchaser Convertible Securities” means all Purchaser Options and Purchaser Warrants;
“Purchaser Data Room” means the electronic data room established by the Purchaser, hosted on the HighQ technology platform containing documents, information, and materials made available to the Company in connection with the Transaction, as of January 24, 2026, at 5:00 PM (EST);
“Purchaser Diligence Information” means the documents included in the Purchaser Public Disclosure Record and in the Purchaser Data Room;
“Purchaser Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Purchaser and delivered to the Company concurrently with the execution of this Agreement;
“Purchaser Fairness Opinion” means the opinion of the Purchaser Financial Advisor to the effect that, as of the date of such opinion, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the issuance of Resulting Issuer Shares in exchange for the Company Shares pursuant to the Merger and the Arrangement is fair, from a financial point of view, to the Purchaser;
“Purchaser Financial Advisor” means Fort Capital Partners;
“Purchaser Financial Statements” means, collectively, the Purchaser Annual Financial Statements and the Purchaser Interim Financial Statements;
“Purchaser Interim Financial Statements” means the unaudited condensed consolidated financial statements of the Purchaser as at, and for the three and nine months ended September 30, 2025 and 2024, including the notes thereto;
“Purchaser Material Adverse Effect” means any result, fact, change, effect, event, circumstance, occurrence or development that when taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments:
(a)
has or would reasonably be expected to have a material and adverse effect on the business, results of operations, capitalization, prospects, assets, liabilities (including any contingent liabilities), obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of the Purchaser and its subsidiaries (taken as a whole);

(b)
has or would reasonably be expected to have a material and adverse effect on the proposed business, results of operations, capitalization, prospects, assets, liabilities (including any contingent liabilities), obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of the Purchaser and its subsidiaries (taken as a whole); other than any result, fact, change, effect, event, circumstance, occurrence or development:

(i)
in or relating to general political, economic or financial conditions in Canada, Mexico or the United States,

(ii)
in or relating to financial or capital market conditions in general, including any reduction in market indices,

(iii)
in or relating to currency exchange, interest rates or the price of commodities, including gold and silver,

(iv)
in or relating to the gold, silver or mining industry in general,

(v)
the commencement or continuation of any war, pandemics armed hostilities or acts of terrorism,

(vi)
relating to the change in the market trading price of the Purchaser Shares relating to this Agreement, the transactions contemplated hereunder or the announcement thereof, or

(vii)
changes in IFRS,

provided, however, that such effect referred to in subsections (i) to (v) above does not primarily relate to (or have the effect of primarily relating to) the Purchaser or its subsidiaries or disproportionately adversely affects the Purchaser and its subsidiaries, taken as a whole, compared to other companies operating in the mining industry; and provided further than references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Purchaser Material Adverse Effect has occurred; or
(c)
materially impairs or delays, or would reasonably be expected to materially impair or delay, the performance by the Purchaser of its obligations under this Agreement or impairs or delays, or would reasonably be expected to impair or delay, the Purchaser’s ability to consummate the Arrangement by the Outside Date;

“Purchaser Material Contract” means each Contract that is either, (i) material to the Purchaser, being a Contract that involves the potential expenditure of more than US$100,000 in the aggregate; or (ii) any Contract of the Purchaser:
(a)
creating, or contemplating the creation of, a joint venture, partnership or similar arrangement;

(b)
granting any royalty or other interest in any of the Purchaser Properties or mineral rights or production or proceeds therefrom;

(c)
that contains any non-competition obligations, any area of mutual interest, rights of first refusal, rights of first offer, exclusivity provisions or otherwise restricts in any material way the business of the Purchaser or its subsidiaries as currently conducted or proposed to be conducted;

(d)
that contains any confidentiality, secrecy or non-disclosure obligations, whether the Purchaser or any subsidiary is a beneficiary or obligor thereunder;

(e)
relating to the license, royalty, franchise or other interest in the Purchaser Applicable IP;

(f)
relating to prior or contemplated business combinations, acquisitions, mergers or asset purchases or divestitures under which the Purchaser or a subsidiary has any remaining outstanding obligations;

(g)
with one or more of its shareholders, or as a shareholder of another person, or relating to the voting of securities;

(h)
with a related party of the Purchaser;

(i)
guaranteeing, assuming or acting as a surety in respect of any liabilities or obligations of another person;

(j)
pursuant to which the Purchaser will receive, receives or has received financial advisory or investment advisory services;

(k)
giving a material indemnity to any person, other than those provided to officers and directors of the Purchaser pursuant to its constating documents;

(l)
entered into other than in the ordinary course of business;

(m)
that is continuing and involves the sale and delivery by the Purchaser or any subsidiary of materials, supplies, equipment or services at a price below the prevailing market price that could reasonably be expected to result in a loss to the Purchaser or applicable subsidiary;

(n)
relating to any employment or consulting arrangement with any officer, employee or consultant earning US$100,000 or greater on an annual basis, other than Contracts of indeterminate term terminable by the Purchaser or any subsidiary without cause on reasonable notice;

(o)
relating to any issuance or potential issuance of any securities of the Purchaser, except those Contracts relating to the grant of options pursuant to any stock option plan and in relation to any common share purchase warrants or broker warrants outstanding;

(p)
having a length of term greater than two (2) years (excluding, for greater certainty, provisions of a Contract that by their nature survive for a period of greater than two (2) years after termination or completion of the Contract); and

(q)
which, if terminated, would reasonably be expected to have a Purchaser Material Adverse Effect;

“Purchaser Meeting” means the annual general and special meeting of the Purchaser Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution;
“Purchaser Option Plan” means the stock option plan of the Purchaser last approved by Purchaser Shareholders on September 26, 2024;
“Purchaser Options” means, at any time, all options to acquire Purchaser Shares granted pursuant to the Purchaser Option Plan and disclosed in the Purchaser Disclosure Letter;
“Purchaser Permitted Liens” means:
(a)
statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to IFRS have been made in respect thereof);

(b)
mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to IFRS have been made in respect thereof);

(c)
zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over the Purchaser’s owned or leased real property, which are not violated by the current use and operation of such real property;

(d)
covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to the Purchaser’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with the Purchaser’s businesses;

(e)
any right of way or easement related to public roads and highways, which does not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with the Purchaser’s businesses;

(f)
Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation;

(g)
any reservations or exceptions contained in the original grants of land (excluding any royalties) or by applicable statute or the terms of any lease in respect of any portion of any of the Purchaser Properties or comprising any portion of any of the Purchaser Properties;

(h)
minor discrepancies in the legal description or acreage of or associated with the Purchaser Properties or any adjoining properties which would be disclosed in an up to date survey and any registered easements and registered restrictions or covenants that run with the land which do not materially detract from the value of, or materially impair the use of any of the Purchaser Properties for the purpose of conducting and carrying out mining operations thereon;

(i)
Liens or other rights granted by the Purchaser or any of its subsidiaries to secure performance of statutory obligations or regulatory requirements (including reclamation obligations);

(j)
equipment leases or purchase money security interests;

(k)
Liens as a result of any judgment or order rendered or claim filed against a person which is being contested in good faith by proper legal proceedings (and as to which any enforcement proceedings shall have been suspended by operation of law or stayed pending an appeal or other proceeding) and for which appropriate reserves in accordance with IFRS have been established to the extent required by IFRS;

(l)
any rights of set-off with respect to any deposit account of the Purchaser or any of its subsidiaries in favour of the financial institution at which such deposit account is maintained and not constituting a financing transaction; and

(m)
any other Liens that, in the aggregate, do not materially impair the value or the continued use and operation of the assets or properties to which they relate;

“Purchaser Properties” means the Purchaser’s Cerro Prieto Project and San Francisco Project;
“Purchaser Property Rights” has the meaning ascribed thereto in Section 3.1(kk)(i);
“Purchaser Public Disclosure Record” means all documents filed by or on behalf of the Purchaser on SEDAR+ since January 1, 2023 and prior to the date hereof that are publicly available on the date hereof;
“Purchaser Response Period” has the meaning ascribed thereto in Section 5.1(f)(iii);
“Purchaser Shareholder” means a holder of one or more Purchaser Shares;
“Purchaser Shares” means the common shares in the capital of the Purchaser;
“Purchaser Special Committee” means the special committee of the Purchaser Board comprised of independent directors of the Purchaser;
“Purchaser Sub” has the meaning ascribed thereto on the first page of this Agreement;
“Purchaser Sub Board” means the board of directors of the Purchaser Sub;
“Purchaser Superior Proposal” means a bona fide Purchaser Acquisition Proposal made in writing on or after the date of this Agreement by a person or persons acting jointly (other than the Company and its Affiliates) that did not result from a breach of Section 5.2 and which or in respect of which:
(a)
is to acquire no less than all of the outstanding Purchaser Shares not owned by the person or persons or all or substantially all of the assets of the Purchaser on a consolidated basis;

(b)
the Purchaser Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that such Purchaser Acquisition Proposal would, taking into account all of the terms and conditions of such Purchaser Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which (i) is in the best interests of the Purchaser and its stakeholders; and (ii) is more favourable to the Purchaser Shareholders from a financial point of view than the Arrangement (taking into account any amendments to this Agreement and the Arrangement proposed by the Company pursuant to Section 5.2(f));
(c)
in the case of a Purchaser Acquisition Proposal that relates to the acquisition of all of the outstanding Purchaser Shares, is made available to all of the Purchaser Shareholders on the same terms and conditions;

(d)
is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds will be available to effect payment in full;

(e)
is not subject to any due diligence and/or access condition;

(f)
the Purchaser Board has determined in good faith, after consultation with financial advisors and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Purchaser Acquisition Proposal and the person making such Purchaser Acquisition Proposal; and

(g)
the Purchaser has sufficient financial resources available to pay or has made arrangements to pay, any Purchaser Termination Fee payable pursuant to the terms hereof in accordance with the terms hereof;

“Purchaser Support Agreements” means the voting and support agreements dated as of the date hereof between the Company and the Supporting Purchaser Shareholders and other voting and support agreements that may be entered into after the date hereof by the Company and other shareholders of the Purchaser, which agreements provide that such shareholders shall, among other things vote all Purchaser Shares of which they are the registered or beneficial holder or over which they have control or direction, in favour of the Arrangement and not dispose of their Purchaser Shares;
“Purchaser Technical Report” means the technical report in respect of the Purchaser’s Cerro Prieto Project;
“Purchaser Termination Fee” has the meaning ascribed thereto in Section 5.3(d);
“Purchaser Termination Fee Event” has the meaning ascribed thereto in Section 5.3(c);
“Purchaser Warrants” means the warrants to purchase Purchaser Shares described in the Purchaser Disclosure Letter;
“Registrar” means the registrar appointed under the BCBCA;
“Regulatory Approvals” means sanctions, rulings, consents, orders, exemptions, permits, waivers, early termination authorizations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Authorities, including the NAC Approval;
“Release” means any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the Environment;
“Representatives” means, collectively, with respect to a Party, that Party’s officers, directors, employees, consultants, advisors, agents or other representatives (including lawyers, accountants, investment bankers and financial advisors);
“Resulting Issuer” means the Purchaser, following completion of the Transaction;
“Resulting Issuer Shares” means the common shares without par value in the capital of the Resulting Issuer.

“Returns” means all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;
“San Francisco Project” means the Purchaser’s San Francisco project in Sonora, Mexico;
“SEC” means the United States Securities and Exchange Commission;
“SEC Clearance” means the earliest to occur of (a) confirmation from the SEC that the Company Proxy Statement is not to be reviewed by the SEC, (b) if the Company has not otherwise been informed by the SEC that the SEC intends to review the Company Proxy Statement, the eleventh calendar day immediately following the date of filing of the Company Proxy Statement with the SEC, and (c) if the Company receives comments from the SEC with respect to the Company Proxy Statement, confirmation from the SEC that it has no further comments on the Company Proxy Statement;
“SEDAR+” means the System for Electronic Document Analysis and Retrieval +;
“S-K 1300” means Subpart 1300 of Regulation S-K promulgated by the SEC;
“subsidiary” has the meaning ascribed thereto in Section 1.5(b).
“Supporting Company Stockholders” means the persons who are party to the Company Support Agreements, other than the Purchaser;
“Supporting Purchaser Shareholders” means the persons who are party to the Purchaser Support Agreements, other than the Company;
“Surviving Corporation” means the Company after the Merger has been consummated;
“Tax” or “Taxes” means (a) any and all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including all income taxes, including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, withholding taxes, sales taxes, use taxes, goods and services taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker’s compensation premiums and pension (including Canada Pension Plan) payments, and other taxes, fees, imposts, assessments or charges of any kind whatsoever; (b) any interest, penalties, additional taxes, fines and other charges and additions that may become payable on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;
“Tax Act” means the Income Tax Act (Canada), as amended, and the regulations promulgated thereunder, as amended;
“Third-Party Beneficiaries” has the meaning ascribed thereto in Section 8.4;
“Transaction” means all of the transactions contemplated by this Agreement, including the Merger, the Arrangement, and the Consolidation;
“Transaction Litigation” has the meaning ascribed thereto in Section 4.6(e);

“TSXV” means the TSX Venture Exchange;
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;
“U.S. GAAP” means United States generally accepted accounting principles;
“U.S. Investment Company Act” means the United States Investment Company Act of 1940, as amended;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder;
“U.S. Securities Laws” means federal and state securities legislation of the United States and all rules, regulations and orders promulgated thereunder; and
“U.S. Treasury Regulations” means the treasury regulations under the Code.
1.2   Currency
Except where otherwise specified, all references to currency herein are to lawful money of the United States of America and “US$” refers to United States dollars.
1.3   Interpretation Not Affected by Headings
The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement, including the Schedules hereto, and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section or Schedule by number or letter or both are to that Article, Section or Schedule in or to this Agreement.
1.4   Knowledge
Any reference in this Agreement to the “knowledge” of the Company, means to the knowledge and information of any of the President and Chief Executive Officer and the Chief Financial Officer of the Company after making due inquiry regarding the relevant matter. Any reference in this Agreement to the “knowledge” of the Purchaser, means to the knowledge and information of any of the President and Chief Executive Officer, the Chief Financial Officer, and the Chief Operating Officer of the Purchaser after making due inquiry regarding the relevant matter.
1.5   Affiliates and Subsidiaries
For purposes of this Agreement:
(a)
a person is an “Affiliate” of another person if one of them is a subsidiary of the other or each one of them is controlled, directly or indirectly, by the same person;

(b)
a “subsidiary” means a person that is controlled directly or indirectly by another person and includes a subsidiary of that subsidiary; and

(c)
a person is considered to “control” another person if: (i) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation; (ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or (iii) the second person is a limited partnership, and the general partner of the limited partnership is the first person.

1.6   Extended Meanings, Etc.
Unless the context otherwise requires, words importing the singular number only include the plural and vice versa; words importing any gender include all genders. The terms “including” or “includes” and similar terms of inclusion, unless expressly modified by the words “only” or “solely”, mean “including without limiting the generality of the foregoing” and “includes without limiting the generality of the foregoing”. Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified, supplemented or consolidated, including, in the case of Contracts or instruments, by waiver or consent and, in the case of Laws, by succession of comparable successor Laws, and all attachments thereto and instruments incorporated therein and, in the case of statutory Laws, all rules and regulations made thereunder.
1.7   Date of any Action
In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day.
1.8   Schedules
The following are the Schedules to this Agreement:
Schedule A — Form of Plan of Arrangement and Merger
Schedule B — Form of Arrangement Resolution
Schedule C — Articles of Incorporation of the Surviving Corporation
ARTICLE 2
THE MERGER AND THE ARRANGEMENT
2.1   The Merger and the Arrangement
The Parties agree that the Merger and the Arrangement will be implemented in accordance with and subject to the terms and conditions contained in this Agreement and the Plan of Arrangement.
2.2   Implementation Steps by the Purchaser
The Purchaser covenants in favour of the Company that, subject to the terms of this Agreement, the Purchaser will:
(a)
subject to compliance with applicable Canadian Securities Laws, prior to the next opening of markets in Toronto following the execution of this Agreement, issue a news release announcing the entering into of this Agreement and other related matters referred to in Section 4.4(a)(i), which news release shall be satisfactory in form and substance to each of the Company and the Purchaser, each acting reasonably, and, thereafter, file such news release and a corresponding material change report in prescribed form in accordance with, and within the time periods prescribed by, applicable Canadian Securities Laws;

(b)
apply to, and, as soon as reasonably practicable after the Company receives SEC Clearance, have the hearing for the Interim Order before the Court pursuant to Part 9, Division 5 of the BCBCA in a manner and form acceptable to the Company, acting reasonably, and thereafter proceed with such application and diligently pursue obtaining the Interim Order;

(c)
lawfully convene and hold the Purchaser Meeting in accordance with the Interim Order, the Purchaser’s articles and applicable Laws, as soon as reasonably practicable after the Interim Order is issued, and, subject to the Company’s compliance with Section 2.5(f) and, in any event, not later than 45 days after the Interim Order is issued, for the purpose of having the Purchaser Shareholders consider the Arrangement Resolution, shall use its commercially reasonable efforts to schedule the Purchaser Meeting to occur at the same time as or immediately prior to the Company

Meeting, and will not, unless the Company otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), adjourn, postpone or cancel the Purchaser Meeting or propose to do any of the foregoing except:
(i)
for an adjournment as required for quorum purposes or by applicable Law; or

(ii)
as required under Section 5.2(i) or Section 6.3;

provided, however, that, if the Purchaser Meeting is scheduled to occur during a Company Response Period, the Purchaser may, and upon the reasonable request of the Company, the Purchaser shall, adjourn or postpone the Purchaser Meeting to (i) a date specified by the Company that is not later than six Business Days after the date on which the Purchaser Meeting was originally scheduled to be held, or (ii) if the Company does not specify such date, to the sixth Business Day after the date on which the Purchaser Meeting was originally scheduled to be held;
(d)
subject to the terms of this Agreement, solicit from the Purchaser Shareholders proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any person that is inconsistent with, or which seeks (without the Company’s consent) to hinder or delay the Arrangement Resolution and the completion of the transactions contemplated by this Agreement including, at the Purchaser’s discretion or if so requested by the Company, using the services of a proxy solicitation agent, consulting with the Company, acting reasonably, in the selection and retainer of any such proxy solicitation agent and reasonably considering the Company’s recommendation with respect to any such agent, and reasonably cooperating with any persons engaged by the Company, to solicit proxies in favour of the approval of the Arrangement Resolution, recommend to all Purchaser Shareholders that they vote in favour of the Arrangement Resolution, and take all other actions that are reasonably necessary or desirable to obtain the approval of the Arrangement by the Purchaser Shareholders, and (i) permit the Company to assist and participate in all calls and meetings with such proxy solicitation agent, (ii) provide the Company with all material information distributions or updates from the proxy solicitation agent, (iii) consult with, and consider any reasonable suggestions from, the Company with regards to the proxy solicitation agent, and (iv) consult with the Company and keep the Company apprised, with respect to such solicitation and other actions; provided that, the Purchaser shall not be required to solicit from the Purchaser Shareholders proxies in favour of the approval of the Arrangement Resolution, or take any other actions under this Section 2.2(d), if a Purchaser Change of Recommendation has been made in accordance with Section 5.2(f);

(e)
advise the Company as reasonably requested, and on a daily basis commencing ten Business Days prior to the Purchaser Meeting, as to the aggregate tally of the proxies and votes received in respect of the Arrangement Resolution;

(f)
consult with the Company in fixing the date of the Purchaser Meeting, promptly provide the Company with any notice relating to the Purchaser Meeting and allow Representatives of the Company to attend the Purchaser Meeting; and

(g)
not change the record date for the Purchaser Shareholders entitled to vote at the Purchaser Meeting in connection with any adjournment or postponement of the Purchaser Meeting unless required by Law or the Purchaser’s articles.

2.3   Implementation Steps by the Company
The Company covenants in favour of the Purchaser that, subject to the terms of this Agreement, the Company will:
(a)
subject to compliance with applicable U.S. Securities Laws, prior to the next opening of markets in New York following the execution of this Agreement, issue a news release announcing the entering into of this Agreement and other related matters referred to in Section 4.5(a)(i), which news release shall be satisfactory in form and substance to each of the Company and the Purchaser, each acting reasonably, and, thereafter, file such news release and a corresponding Form 8-K in prescribed form in accordance with, and within the time period prescribed by, applicable U.S. Securities Laws;

(b)
lawfully provide notice of the Company Meeting, and convene and hold the Company Meeting in accordance with the Company’s articles of incorporation and by-laws and applicable Laws, as soon as reasonably practicable and, subject to the Purchaser’s compliance with Section 2.6(f) and, in any event, not later than 45 days after the Interim Order is issued, for the purpose of having the Company Stockholders consider the Company Stockholder Approval, shall use its commercially reasonable efforts to schedule the Company Meeting to occur at the same time as or immediately following the Purchaser Meeting, and will not, unless the Purchaser otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), adjourn, postpone or cancel the Company Meeting or propose to do any of the foregoing except:

(i)
for an adjournment as required for quorum purposes or by applicable Law;

(ii)
as required under Section 6.3; or

(iii)
an adjournment or postponement in the event that the Purchaser Meeting is adjourned or postponed, in which case the Company Meeting may be adjourned or postponed in order to ensure that the Company Meeting occurs at the same time as or immediately following the Purchaser Meeting;

(c)
subject to the terms of this Agreement, solicit from the Company Stockholders proxies in favour of the Company Stockholder Approval and against any resolution submitted by any person that is inconsistent with, or which seeks (without the Purchaser’s consent) to hinder or delay the Company Stockholder Approval and the completion of the transactions contemplated by this Agreement including, at the Company’s discretion or if so requested by the Purchaser, using the services of a proxy solicitation agent, consulting with the Purchaser, acting reasonably, in the selection and retainer of any such proxy solicitation agent and reasonably considering the Purchaser’s recommendation with respect to any such agent, and reasonably cooperating with any persons engaged by the Purchaser, to solicit proxies in favour of the Company Stockholder Approval, recommend to all Company Stockholders that they vote in favour of the Company Stockholder Approval, and take all other actions that are reasonably necessary or desirable to obtain the Company Stockholder Approval by the Company Stockholders, and (i) permit the Purchaser to assist and participate in all calls and meetings with such proxy solicitation agent, (ii) provide the Purchaser with all material information distributions or updates from the proxy solicitation agent, (iii) consult with, and consider any reasonable suggestions from, the Purchaser with regards to the proxy solicitation agent, and (iv) consult with and the Purchaser and keep the Purchaser apprised, with respect to such solicitation and other actions; provided that, the Company shall not be required to solicit from the Company Stockholders proxies in favour of the Company Stockholder Approval, or take any other actions under this Section 2.3(c), if a Company Change of Recommendation has been made in accordance with Section 5.1(f);

(d)
advise the Purchaser as reasonably requested, and on a daily basis commencing ten Business Days prior to the Company Meeting, as to the aggregate tally of the proxies and votes received in respect of the Company Stockholder Approval;

(e)
consult with the Purchaser in fixing the date of the Company Meeting, promptly provide the Purchaser with any notice relating to the Company Meeting and allow Representatives of the Purchaser to attend the Company Meeting;

(f)
not change the record date for the Company Stockholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law or the Company’s by-laws; and

(g)
cooperate with, assist and consent to the Purchaser seeking the Interim Order and the Final Order and, subject to the Purchaser obtaining the Final Order and to the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 hereof (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental

Authorities necessary to give effect to the Arrangement and carry out the terms of the Plan of Arrangement applicable to each of them prior to the Outside Date.
2.4   Interim Order
The application to have the hearing for the Interim Order before the Court pursuant to Part 9, Division 5 of the BCBCA, as referred to in Section 2.2(b) shall, unless the Purchaser and the Company otherwise agree, include a request that the Interim Order provide, among other things:
(a)
for the class of persons to whom notice is to be provided in respect of the Arrangement, the Purchaser Meeting and the Company Meeting and for the manner in which such notice is to be provided;

(b)
confirmation of the record date for the purposes of determining the Purchaser Shareholders entitled to receive notice of and vote at the Purchaser Meeting (which date shall be fixed and published by the Purchaser in consultation with the Company);

(c)
that the Purchaser Meeting may be adjourned or postponed from time to time by the Purchaser in accordance with the terms of this Agreement without the need for additional approval by the Court and without the necessity of first convening the Purchaser Meeting or first obtaining any vote of the Purchaser Shareholders respecting the adjournment or postponement, and notice of any such adjournment or postponement shall be given by such method as the Purchaser Board may determine is appropriate in the circumstances;

(d)
that, except as required by Law, the record date for the Purchaser Shareholders entitled to receive notice of and to vote at the Purchaser Meeting will not change in respect of or as a consequence of any adjournment or postponement of the Purchaser Meeting, unless required by Canadian Securities Laws;

(e)
that the requisite and sole approval of the Arrangement Resolution will be at least: (i) 66 2∕3% of the votes cast on the Arrangement Resolution by the Purchaser Shareholders present in person or represented by proxy at the Purchaser Meeting; and (ii) if applicable, a simple majority of the votes cast on the Arrangement Resolution by the Purchaser Shareholders present in person or by proxy at the Purchaser Meeting, after excluding the votes of persons whose votes must be excluded in accordance with MI 61-101;

(f)
that in all other respects, the terms, conditions and restrictions of the Purchaser’s constating documents, including quorum requirements and other matters shall apply with respect to the Purchaser Meeting and other matters, shall, unless varied by the Interim Order, apply with respect to the Purchaser Meeting;

(g)
that the Purchaser intends to rely upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of Resulting Issuer Shares to be issued pursuant to the Arrangement, subject to and conditioned on the Court’s determination that the Arrangement is substantively and procedurally fair to all persons entitled to receive Resulting Issuer Shares pursuant to the Arrangement;

(h)
for the grant of Dissent Rights to the Purchaser Shareholders who are registered holders of Purchaser Shares as contemplated in the Plan of Arrangement; and

(i)
for the notice requirements with respect to the presentation of the application to the Court for the Final Order,

and, subject to the consent of the Purchaser (such consent not to be unreasonably withheld or delayed), the Purchaser shall also request that the Interim Order provide for such other matters as the Purchaser or the Company may reasonably require.

2.5   Purchaser Circular
(a)
Subject to the Company complying with Section 2.5(f), the Purchaser will, in consultation with the Company:

(i)
promptly prepare the Purchaser Circular together with any other documents required by the BCBCA and other applicable Laws in connection with the approval of the Arrangement Resolution by the Purchaser Shareholders at the Purchaser Meeting; and

(ii)
promptly after the later of (A) receipt of the Interim Order, and (B) the Company having obtained SEC Clearance with respect to the Company Proxy Statement, cause the Purchaser Circular and such other documents to be filed and sent to each Purchaser Shareholder as required by the Interim Order and applicable Law, in each case so as to permit the Purchaser Meeting to be held by the dated specified in Section 2.2(c), including any certificates that may be required in the event that the Purchaser implements abridged timing contemplated by National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer of the CSA.

(b)
The Purchaser shall ensure that the Purchaser Circular complies in all material respects with applicable Laws, and, without limiting the generality of the foregoing, that the Purchaser Circular (including with respect to any information incorporated therein by reference) will not contain any material misrepresentation (other than in each case with respect to any information furnished by or on behalf of the Company) and will provide the Purchaser Shareholders with information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before them at the Purchaser Meeting.

(c)
The Purchaser shall use commercially reasonable efforts to obtain any necessary consents from its auditor and any of its other advisors to the use of any financial, technical or other expert information required to be included in the Purchaser Circular and the Company Proxy Statement and to the identification in the Purchaser Circular and the Company Proxy Statement of each such advisor.

(d)
The Purchaser and the Company will cooperate in the preparation, filing and mailing of the Purchaser Circular. The Purchaser will provide legal counsel to the Company with a reasonable opportunity to review and comment on all drafts of the Purchaser Circular and other documents related thereto, prior to filing the Purchaser Circular with applicable Governmental Authorities and printing and mailing the Purchaser Circular to the Purchaser Shareholders and will give reasonable consideration to such comments.

(e)
The Purchaser Circular will include: (i) a statement that the Purchaser Board has unanimously determined that the Arrangement is fair to the Purchaser Shareholders, and is in the best interests of the Purchaser; (ii) the unanimous recommendation of the Purchaser Board that the Purchaser Shareholders vote in favour of the Arrangement Resolution and the rationale for that recommendation; (iii) a copy of the Purchaser Fairness Opinion; (iv) a statement that each of the Supporting Purchaser Shareholders has signed a Purchaser Support Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Purchaser Shares in favour of the Arrangement Resolution; and (v) all statements that, in the reasonable judgment of the Parties and their legal counsel, are required to allow the Purchaser to rely on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder and pursuant to exemptions from applicable state securities laws.

(f)
All information relating solely to the Company included in the Purchaser Circular shall be provided by the Company in accordance with this Section 2.5(f). The Company shall as soon as reasonably practicable after the date hereof provide the Purchaser with all information regarding the Company, its affiliates and the Company Shares, including any pro forma financial statements, as required by applicable Law and reasonably requested by the Purchaser in writing for inclusion in the Purchaser Circular or in any amendments or supplements to such Purchaser Circular. The Company shall ensure that such information does not include any material misrepresentation concerning the Company and its affiliates.

(g)
The Purchaser shall keep the Company fully informed in a timely manner of any requests or comments made by the Canadian securities regulatory authorities or the TSXV in connection with the Purchaser Circular and/or the Purchaser Technical Report.

(h)
The Purchaser and the Company will each promptly notify the other if at any time before the Effective Date it becomes aware (in the case of the Purchaser only with respect to the Purchaser and in the case of the Company only with respect to the Company) that the Purchaser Circular or any other document referred to in Section 2.5(f) contains any material misrepresentation or otherwise requires any amendment or supplement and promptly deliver written notice to the other Party setting out full particulars thereof. In any such event, the Purchaser and the Company will cooperate with each other in the preparation, filing and dissemination of any required supplement or amendment to the Purchaser Circular or such other document, as the case may be, and any related news release or other document necessary or desirable in connection therewith.

2.6
Company Proxy Statement

(a)
Subject to the Purchaser complying with Section 2.6(f), the Company will, in consultation with the Purchaser:

(i)
promptly prepare the Company Proxy Statement together with any other documents required by all applicable Laws in connection with the Company Stockholder Approval at the Company Meeting; and

(ii)
as soon as reasonably practicable after the execution of this Agreement, file the Company Proxy Statement with the SEC, and, as promptly as reasonably practicable, and in any event on or before the fifth Business Day after the later of (A) obtaining SEC Clearance with respect to the Company Proxy Statement, and (B) receipt of the Interim Order, cause the Company Proxy Statement and such other documents to be filed and sent to the Company Stockholders in compliance with applicable Laws.

(b)
The Company shall ensure that the Company Proxy Statement complies in all material respects with applicable Laws, and, without limiting the generality of the foregoing, that the Company Proxy Statement (including with respect to any information incorporated therein by reference) will not contain any material misrepresentation (other than in each case with respect to any information furnished by or on behalf of the Purchaser) and will provide the Company Stockholders with information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before them at the Company Meeting.

(c)
The Company shall use commercially reasonable efforts to obtain any necessary consents from its auditor (if required) and any other advisors to the use of any financial, technical or other expert information required to be included in the Company Proxy Statement and the Purchaser Circular and to the identification in the Company Proxy Statement and the Purchaser Circular of each such advisor.

(d)
The Company and the Purchaser will cooperate in the preparation, filing and mailing of the Company Proxy Statement. The Company will provide legal counsel to the Purchaser with a reasonable opportunity to review and comment on all drafts of the Company Proxy Statement and other documents related thereto, including submissions of the Company provided in response to any comments of the SEC with respect to the Company Proxy Statement, prior to filing the Company Proxy Statement with applicable Governmental Authorities, responding to any comments of the SEC with respect thereto and printing and mailing the Company Proxy Statement to the Company Stockholders and will give reasonable consideration to such comments.

(e)
The Company Proxy Statement will include: (i) a statement that the Company Board has unanimously determined that the Arrangement is in the best interests of the Company and the Company Stockholders; (ii) the unanimous recommendation of the Company Board that the Company Stockholders vote in favour of the Company Stockholder Approval and the rationale for that recommendation; and (iii) a statement that each of the Supporting Company Stockholders has signed a Company Support Agreement, pursuant to which, and subject to the terms thereof, they have agreed to, among other things, vote their Company Shares in favour of the Company Stockholder Approval.
(f)
All information relating solely to the Purchaser included in the Company Proxy Statement shall be provided by the Purchaser in accordance with this Section 2.6(f). The Purchaser shall as soon as practicable after the date hereof provide the Company with all such information regarding the Purchaser, its affiliates and the Resulting Issuer Shares as required by applicable Law and reasonably requested by the Company in writing for inclusion in the Company Proxy Statement or in any amendments or supplements to such Company Proxy Statement. The Purchaser shall ensure that such information does not include any material misrepresentation concerning the Purchaser and its affiliates.

(g)
The Company shall keep the Purchaser fully informed in a timely manner of any requests or comments made by the SEC or the NYSE American in connection with the Company Proxy Statement.

(h)
The Company shall use commercially reasonable efforts to respond promptly to any comments of the SEC or its staff with respect to the Company Proxy Statement. The Company will advise the Purchaser promptly after it receives any request by the SEC for amendment of the Company Proxy Statement or comments thereon and responses thereto or any request by the SEC for additional information in connection with the Company Proxy Statement.

(i)
The Company and the Purchaser will each promptly notify the other if at any time before the Effective Date it becomes aware (in the case of the Company only with respect to the Company and in the case of the Purchaser only with respect to the Purchaser) that the Company Proxy Statement or any other document referred to in Section 2.6(f) contains any material misrepresentation or otherwise requires any amendment or supplement and promptly deliver written notice to the other Party setting out full particulars thereof. In any such event, the Company and the Purchaser will cooperate with each other in the preparation, filing and dissemination of any required supplement or amendment to the Company Proxy Statement or such other document, as the case may be, and any related news release or other document necessary or desirable in connection therewith.

2.7
Final Order

If (a) the Interim Order is received, (b) the Arrangement Resolution is approved by the Purchaser Shareholders at the Purchaser Meeting as provided for in the Interim Order and as required by applicable Law, and (c) the Company Stockholder Approval is obtained at the Company Meeting as required by applicable Law, subject to the terms of this Agreement, the Purchaser shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA, as soon as reasonably practicable after the Purchaser Meeting and the Company Meeting, but in any event not later than two Business Days after the latest of (a), (b) and (c) above. If at any time after the issuance of the Final Order and on or before the Effective Date, the Purchaser is required by the terms of the Final Order or by Law to return to the Court with respect to the Final Order, it will only do so after prior notice to the Company, and affording the Company a reasonable opportunity to consult with the Purchaser regarding the same.
2.8
Court Proceedings

The Purchaser will provide the Company and its counsel with a reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement prior to the service and filing of such materials and will give reasonable consideration to such comments. The Purchaser will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. Subject to applicable Law, the Purchaser will not file any material with the Court in connection with the Arrangement or serve any such material, and will not and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.8 or with the Company’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided, however, that nothing herein shall require the Company to agree or consent to any increase or change in the consideration payable under the terms of the Plan of Arrangement or any modification or amendment to such filed or served materials that expands or increases the Company’s obligations set forth in any such filed or served materials or under this Agreement or the Arrangement. In addition, the Purchaser will not object to legal counsel to the Company making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Purchaser or its legal counsel is present at the hearing and advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. The Purchaser will also provide the Company on a timely basis with copies of any notice of appearance and evidence or other documents served on the Purchaser or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether or not in writing, received by the Purchaser or its legal counsel indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order.
2.9
Filings and Effective Date

(a)
The closing (the “Closing”) of the Transactions contemplated hereby, including the Merger and the Arrangement, will take place remotely by electronic exchange of documents on the Effective Date starting at such time as may be agreed to by the Parties. From and after the Effective Time, the steps to be carried out pursuant to the Arrangement shall become effective in accordance with the Plan of Arrangement.

(b)
On the Effective Date agreed to by the Parties pursuant to Section 2.9(a), the Company shall prepare and cause to be filed with the office of the Secretary of State of the State of Colorado a statement of merger (the “Statement of Merger”) executed in accordance with the relevant provisions of the CCAA containing the Effective Date and Effective Time, and shall make all other filings required under the CCAA to effect the Merger, including but not limited to the filing with the Secretary of State of the State of Colorado on the Effective Date after the Effective Time of the amended and restated articles of incorporation of the Surviving Corporation set forth in Schedule C hereto.

(c)
The Purchaser shall file any Arrangement Filings with the Registrar as soon as practicable after the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of the conditions set out in Article 7 (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of those conditions as of the Effective Date), unless another time or date is agreed to in writing by the Parties.

2.10   Dissenting Shareholders
The Purchaser will give the Company prompt notice of any written communication from any Purchaser Shareholder in opposition to the Arrangement (except for non-substantive communications from any Purchaser Shareholder that purports to hold less than 0.1% of the Purchaser Shares (provided that communications from such Purchaser Shareholders are not substantive in the aggregate)), written notice of dissent or purported exercise by any Purchaser Shareholder of Dissent Rights received by the Purchaser in relation to the Arrangement and any withdrawal of Dissent Rights received by the Purchaser and any written communications sent by or on behalf of the Purchaser to any Purchaser Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement. The Purchaser shall not make any payment or settlement offer, or agree to any such settlement, or conduct any negotiations prior to the Effective Time with respect to any such dissent, notice or instrument without the prior written consent of the Company, not to be unreasonably withheld.

2.11   Lists of Securityholders
(a)
Upon the reasonable request from time to time of the Purchaser, the Company will provide the Purchaser with lists (in both written and electronic form) of: (i) the registered Company Stockholders, together with their addresses and respective holdings of Company Shares; (ii) the names and addresses and holdings of all persons having rights (including Company Convertible Securityholders) issued or granted by the Company to acquire Company Shares; and (iii) non-objecting beneficial owners of Company Shares and participants in book-based nominee registers (such as CDS & Co.), together with their addresses and respective holdings of Company Shares. The Company will from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Company Stockholders, information regarding beneficial ownership of Company Shares and such other assistance as the Purchaser may reasonably request.

(b)
Upon the reasonable request from time to time of the Company, the Purchaser will provide the Company with lists (in both written and electronic form) of: (i) the registered Purchaser Shareholders, together with their addresses and respective holdings of Purchaser Shares; and (ii) non-objecting beneficial owners of Purchaser Shares and participants in book-based nominee registers (such as CDS & Co.), together with their addresses and respective holdings of Purchaser Shares. The Purchaser will from time to time require that its registrar and transfer agent furnish the Company with such additional information, including updated or additional lists of Purchaser Shareholders, information regarding beneficial ownership of Purchaser Shares and such other assistance as the Company may reasonably request.

2.12   Securityholder Communications
The Company and the Purchaser agree to cooperate in the preparation of presentations, if any, to any Company Securityholders, Purchaser Shareholders or other stakeholders of the Company or the Purchaser, or the analyst community regarding the Transaction. The Company and the Purchaser agree to consult with each other in connection with any communications or meeting with Company Securityholders, Purchaser Shareholders or other stakeholders of the Company or the Purchaser or analysts that it may have; provided, however, that the foregoing shall be subject to the each of the Company’s and the Purchaser’s respective overriding obligation to make any disclosure or filing required by applicable Laws or stock exchange rules and if the Company or the Purchaser is required to make any such disclosure or filing, it shall use its commercially reasonable efforts to give prior oral or written notice to the other Party and a reasonable opportunity to review and comment thereon prior to its dissemination or filing. The Party making such disclosure shall give reasonable consideration to any comments made by the other Party or its counsel, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing. Notwithstanding the foregoing, the restrictions set forth in this Section 2.12 will not apply to any release or public statement (a) made or proposed to be made by the Company in connection with a Company Change of Recommendation or any action taken pursuant thereto, (b) made or proposed to be made by the Purchaser in connection with a Purchaser Change of Recommendation or any action taken pursuant thereto, or (c) in connection with any dispute between the Parties regarding this Agreement, the Arrangement or the transactions contemplated by this Agreement.
2.13   Deposit of Resulting Issuer Shares
The Purchaser will, following receipt of the Final Order and all necessary approvals of the TSXV and NYSE American, as applicable, and prior to the Effective Time, deposit in escrow with the Depositary (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) sufficient Resulting Issuer Shares to satisfy the Purchaser’s obligation to issue Resulting Issuer Shares pursuant to the Arrangement and the Merger (other than payments to Purchaser Shareholders exercising Dissent Rights and who have not withdrawn their notice of objection), along with any treasury direction addressed to the Purchaser’s transfer agent as may be necessary. The Purchaser shall cause its U.S. legal counsel to deliver to the Depositary such customary legal opinions as may be required with respect to the Resulting Issuer Shares under applicable U.S. securities laws.

2.14   Effect of the Merger
(a)
In accordance with the Plan of Arrangement, at the Effective Time, following the Consolidation:

(i)
(A) the Purchaser Sub will merge with and into the Company; (B) the separate corporate existence of the Purchaser Sub will cease, (C) the Company will continue its existence as the Surviving Corporation and a subsidiary of the Resulting Issuer; (D) all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and the Purchaser Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and the Purchaser Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation; (E) the articles of incorporation of the Surviving Corporation shall be amended and restated so as to read in their entirety as set forth in Schedule C hereto, and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and applicable law; (F) the by-laws of the Purchaser Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, except that references to the Purchaser Sub’s name shall be replaced with references to the Surviving Corporation’s name until thereafter amended in accordance with the terms thereof, the articles of incorporation of the Surviving Corporation, and applicable law; (G) the directors of the Purchaser Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be; and (H) the officers of the Purchaser Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be;

(ii)
each issued and outstanding Company Share (other than any Company Shares held by the Resulting Issuer or the Company) will be deemed to have been transferred to, and acquired by the Resulting Issuer, without any act or formality on the part of the holder of such Company Share or the Resulting Issuer, free and clear of all Liens, claims and encumbrances, in exchange for such number of Resulting Issuer Shares equal to the product of: (A) the number of Company Shares multiplied by (B) the Exchange Ratio, provided that the aggregate number of Resulting Issuer Shares payable to any Company Stockholder, if calculated to include a fraction of a Resulting Issuer Share, will be rounded up to the nearest whole Resulting Issuer Share, and the name of each such Company Stockholder will be removed from the register of holders of Company Shares and added to the register of holders of Resulting Issuer Shares, and the Resulting Issuer will be recorded as the registered holder of such Company Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

(iii)
each share of common stock of the Purchaser Sub issued and outstanding will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor;

(iv)
each issued Company Share that is owned by the Resulting Issuer or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned subsidiaries shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation;

(v)
each Company Option that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer (each, an “Assumed Option”). Each Assumed Option shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Assumed Option immediately prior to the Effective Time (other than terms that are rendered inoperative by reason of the Merger), except that each Assumed Option shall cover a number of Resulting

Issuer Shares equal to the product of (A) the total number of Company Shares underlying such Company Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio (rounded down to the nearest whole share), and shall have an exercise price per share equal to (x) the exercise price per share of the Company Option immediately prior the Effective Time divided by (y) the Exchange Ratio (rounded up to the nearest penny);
(vi)
each Company RSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer (each, an “Assumed RSU”). Each Assumed RSU shall cover a number of Resulting Issuer Shares equal to the product of (A) the total number of Company Shares covered by such Company RSU immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed RSU shall be subject to substantially the same vesting terms and conditions as applied to the Assumed RSU immediately prior to the Effective Time (adjusted for any right to accelerated vesting that may apply after the Effective Time under any Company equity plan, employment agreement, or Company severance plan that may be applicable), shall be settled at the same time and under the same terms and conditions as were in effect immediately prior the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(vii)
each Company DSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer (each, an “Assumed DSU”). Each Assumed DSU shall cover a number of Resulting Issuer Shares equal to the product of (A) the total number of Company Shares covered by such Company DSU immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed DSU shall be settled at the same time and under the same terms and conditions as were in effect immediately prior to the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed DSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(viii)
each Company PSU that is then outstanding shall automatically and without any required action on the part of the holder thereof, be assumed by the Resulting Issuer (each, an “Assumed PSU”). Each Assumed PSU shall be converted into a time-vested restricted stock unit covering a number of Resulting Issuer Shares equal to (A) the number of Company Shares eligible to vest under the Company PSU based on performance measured through the Effective Time calculated in accordance with the terms of the applicable governing documents (e.g. based on the attainment of the applicable performance metrics through the Effective Time), as determined by the board of directors of the Company or a committee thereof, multiplied by (B) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed PSU shall be subject to substantially the same time-vesting and settlement terms and conditions as applied to the Company PSU immediately before the Effective Time, adjusted for any right to accelerated vesting or settlement that may apply after the Effective Time under the Company PSU agreement, or under any Company equity plan, employment agreement, or Company severance plan that may be applicable, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed PSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(b)
Prior to the Effective Date:

(i)
the Company shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of this Section 2.14 pursuant to the Merger, including the resolutions of the committee contemplated under Section 5.4 of the Company Equity incentive Plan and the resolution of the committee to cancel the Company Convertible Securities in exchange for the Assumed Awards pursuant to Section 4.2 of the Company Equity Incentive Plan; and

(ii)
the Purchaser shall take all actions as are necessary or desirable to implement the assumption of the Assumed Awards contemplated by this Section 2.14 pursuant to the Merger. Without limiting the generality of the foregoing, the Purchaser shall reserve for issuance by the Resulting Issuer a number of authorized but unissued Resulting Issuer Shares for delivery upon exercise or settlement of the Assumed Awards.

2.15   U.S. Securities Law Matters
(a)
The Parties agree that the Arrangement will be carried out with the intention that, and will use their commercially reasonable best efforts to ensure that, all Resulting Issuer Shares issued pursuant to Arrangement will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder and pursuant to exemptions from applicable state securities laws. To ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act, the Parties agree that the Arrangement will be carried out on the following basis:

(i)
the Arrangement will be subject to the approval of the Court, including an affirmative determination of procedural and substantive fairness;

(ii)
the Court will be advised prior to the hearing to approve the Interim Order that the Parties intend to rely on the exemption under Section 3(a)(10) of the U.S. Securities Act and that its approval of the Arrangement will be relied upon as a determination that the Court has satisfied itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to all persons who are entitled to receive Resulting Issuer Shares pursuant to the Arrangement;

(iii)
prior to the issuance of the Interim Order, the Purchaser will file with the Court a draft copy of the proposed text of the Purchaser Circular together with any other documents required by Laws in connection with the Purchaser Meeting and a draft copy of the proposed text of the Company Proxy Statement together with any other documents required by Laws in connection with the Company Meeting;

(iv)
the Court will hold a hearing before approving the substantive and procedural fairness of the terms and conditions of the Arrangement;

(v)
the hearing of the Court to give approval of the Arrangement must be open to any persons to whom securities will be issued under the Arrangement and there will not be any improper impediments to the appearance by those persons at the hearing;

(vi)
the Company will ensure that each person entitled to receive Resulting Issuer Shares pursuant to the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with the sufficient information necessary for them to exercise that right;

(vii)
each person entitled to receive Resulting Issuer Shares will be advised that the Resulting Issuer Shares issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by the Purchaser in reliance on the exemption under Section 3(a)(10) of the U.S. Securities Act and that certain restrictions on resale under the U.S. Securities Laws, including, as applicable, Rule 144 under the U.S. Securities Act, may be applicable with respect to securities issued to affiliates of the Purchaser and persons who have been affiliates of the Purchaser within 90 days of the Effective Date;

(viii)
the Final Order will expressly state that the Arrangement serves as a basis of a claim to the exemption under Section 3(a)(10) of the U.S. Securities Act from the registration requirements otherwise imposed by the U.S. Securities Act regarding the distribution of securities pursuant to the Plan of Arrangement and is approved by the Court as being substantively and procedurally fair to all persons entitled to receive Resulting Issuer Shares pursuant to the Arrangement;

(ix)
the Interim Order will specify that each person entitled to receive Resulting Issuer Shares will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time and in accordance with the requirements of Section 3(a)(10) under the U.S. Securities Act; and

(x)
the Final Order shall include a statement to substantially the following effect: “This Order will serve as a basis of a claim to an exemption, pursuant to section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the offer, issuance and distribution of securities of the Purchaser pursuant to or in connection with the Plan of Arrangement.”

(b)
In the event that despite the Parties’ commercially reasonable best efforts, the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder is not available for the issuance of the Resulting Issuer Shares to be issued pursuant to the Arrangement, the Purchaser shall prepare and file with the SEC a registration statement on Form F-4 (or such other registration statement form then available to the Purchaser) and shall use commercially reasonable best efforts to (i) cause the Form F-4 to be declared effective under the U.S. Securities Act as promptly as practicable after its filing; (ii) ensure that the Form F-4 complies in all material respects with the applicable provisions of the applicable U.S. Securities Laws; and (iii) keep the Form F-4 effective for so long as necessary to complete the Arrangement and the Merger. In such event, the Purchaser shall notify the Company promptly of the time when the Form F-4 has become effective or any supplement or amendment to the Form F-4 has been filed, and of the issuance of any stop order or suspension of the qualification of the Resulting Issuer Shares issuable in connection with the Arrangement and the Merger for offering or sale in any jurisdiction.

2.16   U.S. Tax Matters
The Merger is intended to qualify as a reorganization within the meaning of Sections 368(a) of the Code (and specifically, Sections 368(a)(1)(A) and 368(a)(2)(E)) and this Agreement and the Plan of Arrangement are intended to be a “plan of reorganization” within the meaning of the U.S. Treasury Regulations promulgated under Section 368 of the Code for purposes of Sections 354 and 361 of the Code, and the Parties will cooperate on a reasonable basis consistent with the Parties’ intention that the transactions contemplated by this Agreement and the Plan of Arrangement qualify as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, including, if necessary, restructuring such transactions to include one or more mergers of the Company (or any resulting person in any such mergers) with one or more wholly owned subsidiaries of the Purchaser. Each Party hereto shall treat the Arrangement as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code for all U.S. federal income tax purposes, and shall treat this Agreement and the Plan of Arrangement as a “plan of reorganization” within the meaning of the U.S. Treasury Regulations promulgated under Section 368 of the Code, and shall not take any position on any Return or otherwise take any Tax reporting position inconsistent with such treatment, unless otherwise required by applicable Law or pursuant to a “determination” within the meaning of Section 1313 of the Code. Except as otherwise provided in this Agreement and in the Plan of Arrangement, each Party hereto shall act in a manner that is consistent with the Parties’ intention that the Arrangement be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code for all U.S. federal income tax purposes, and shall not take any action, or knowingly fail to take any action, if such action or failure to act would reasonably be expected to prevent the Arrangement from qualifying as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. Notwithstanding the foregoing, neither Party makes any representation, warranty or covenant to the other Party or to any Company Stockholder, Purchaser Shareholder or other holder of Company securities or Purchaser securities (including, without limitation, stock options, warrants, debt instruments or other similar rights or instruments) regarding the U.S. tax treatment of the Merger, including, but not limited to, whether the Merger will qualify as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code or as a tax-deferred reorganization for purposes of any United States state or local income tax Law.

2.17   Adjustments on Certain Events and Distributions
(a)
Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, the issued and outstanding Purchaser Shares shall have been changed into a different number of shares by reason of reclassification, sub-division, split, consolidation, stock dividend or distribution upon the issued and outstanding Purchaser Shares, or the Purchaser shall make any rights offering to the holders of the issued and outstanding Purchaser Shares, or similar event or process, of the issued and outstanding Purchaser Shares, (each, an “Exchange Ratio Adjustment Event”) then the Exchange Ratio specified in the Plan of Arrangement shall be adjusted in such a manner and to such an extent so as to ensure that, under the Plan of Arrangement, Company Stockholders receive the same economic proportionate ownership interest in the Resulting Issuer following such Exchange Ratio Adjustment Event as they would otherwise have received under the Plan of Arrangement had such Exchange Ratio Adjustment Event not occurred, and the number of Resulting Issuer Shares to be issued to Company Stockholders pursuant to the Plan of Arrangement shall be adjusted accordingly. For greater certainty, the Consolidation (which is one of the steps of the Plan of Arrangement) will not be an Exchange Ratio Adjustment Event, as the Consolidation has been factored into the Exchange Ratio and the Resulting Issuer Shares to be issued pursuant to the Plan of Arrangement.

(b)
If, between the date of this Agreement and the Effective Time, the Company declares, sets aside or pays any dividend or other distribution to all Company Stockholders of record as of a time prior to the Effective Time, the Purchaser shall make such adjustments to the Arrangement and the Exchange Ratio as it determines, acting in good faith, to be necessary to restore the original agreement of the parties in the circumstances.

2.18   Withholding Taxes
The Company, the Purchaser, the Depositary and any other person on their behalf will be entitled to deduct and withhold from any consideration otherwise payable to any Company Securityholder and any other person under this Agreement or under the Plan of Arrangement (including any payment to Dissenting Shareholders) such amounts as the Company, the Purchaser, the Depositary or any other person on behalf of any of the foregoing is or may be required to deduct and withhold with respect to such payment under the Tax Act, the Code, and the rules and regulations promulgated thereunder, or any provision of any federal, provincial, territorial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Company, the Purchaser, the Depositary, and any person on behalf of the foregoing as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of the Company, the Purchaser or the Depositary, as the case may be. To the extent necessary, the Purchaser and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the Resulting Issuer Shares to which any such person may otherwise be entitled under the Plan of Arrangement as is necessary to provide sufficient funds to the Company, the Purchaser, the Depositary and any person on behalf of the foregoing, as the case may be, to enable it to comply with such deduction or withholding requirement, and the Purchaser or the Depositary shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Company, the Purchaser or the Depositary shall be under any obligation to obtain or indemnify any securityholder in respect of a particular price for the Resulting Issuer Shares so sold.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
3.1   Representations and Warranties of the Purchaser and the Purchaser Sub
Except as specifically disclosed in the Purchaser Disclosure Letter (which shall make reference to the applicable section in respect of which such qualification is being made), the Purchaser and the Purchaser

Sub, as applicable, jointly and severally represent and warrant to and in favour of the Company as follows and acknowledges that the Company is relying upon such representations and warranties in entering into this Agreement:
(a)
Corporate Existence, Power and Registration.   Each of the Purchaser and its subsidiaries (including the Purchaser Sub) has been duly incorporated and is a valid and subsisting corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to conduct its business as now conducted or currently proposed to be conducted and to own or lease its property and assets, other than, in the case of the Purchaser’s subsidiaries, where the failure to be so organized or to have such power, authority or standing would not reasonably be expect to have, individually or in the aggregate, a Purchaser Material Adverse Effect. Each of the Purchaser and its subsidiaries is duly qualified, licensed, or registered to transact business in each jurisdiction where such qualification, license or registration is necessary, whether by reason of the ownership or leasing of property or the conduct of business, other than where the failure to qualify, license or register would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. No acts or proceedings have been taken or instituted, are pending or, to the knowledge of the Purchaser, have been threatened, in any such jurisdiction to dissolve or liquidate the Purchaser or any of its subsidiaries, or to revoke, limit or curtail such power and authority of the Purchaser or any of its subsidiaries, other than, in the case of the Purchaser’s subsidiaries, where the failure to be so organized or to have such power, authority or standing would not reasonably be expect to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(b)
Subsidiaries and Investments.   The Purchaser does not have any subsidiaries other than the subsidiaries as set out in Section 3.1(b) of the Purchaser Disclosure Letter. Section 3.1(b) of the Purchaser Disclosure Letter accurately sets out the name and jurisdiction of each subsidiary and the percentage owned directly or indirectly by the Purchaser, and all such shares owned by the Purchaser are legally and beneficially owned by the Purchaser, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, other than as disclosed in Section 3.1(b) of the Purchaser Disclosure Letter. All of the outstanding shares of the subsidiaries of the Purchaser have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares (or the equivalent legal concept in another jurisdiction) and, except pursuant to this Agreement or as otherwise disclosed in Section 3.1(b) of the Purchaser Disclosure Letter, no person has any right, agreement or option for the purchase from the Purchaser, of any interest in any of shares owned by the Purchaser nor, to the knowledge of the Purchaser, for the issue or allotment of any unissued shares in the capital of any of the subsidiaries of the Purchaser or any other security convertible into or exchangeable for any such shares. None of the subsidiaries of the Purchaser has any other outstanding agreement, subscription, warrant, option, right or commitment (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option, right or commitment) obligating it to issue or sell any securities of such subsidiary, including any security or obligation of any kind convertible into or exchangeable or exercisable for any security of such subsidiary. There is no outstanding contractual obligation of any subsidiary of the Purchaser to repurchase, redeem or otherwise acquire any securities of such subsidiary, or to qualify any securities of such subsidiary for public distribution in Canada or elsewhere.

(c)
Shareholder and Similar Agreements.   Neither the Purchaser nor any of its subsidiaries is a party to any shareholder, partnership, policy, voting trust or similar agreement relating to any of the issued and outstanding securities or equity interests of the Purchaser or any of its subsidiaries, nor is the Purchaser aware of any agreement which affects the voting control of any of the securities of the Purchaser or any of its subsidiaries.

(d)
Significant Shareholders.   To the knowledge of the Purchaser, except as set out in Section 3.1(d) of the Purchaser Disclosure Letter, no person beneficially owns, or exercises control or direction over, directly or indirectly, 10% or more of the outstanding Purchaser Shares.

(e)
Corporate Books and Records.   The minute books of the Purchaser and its subsidiaries made available to the Company in connection with its due diligence investigations of the Purchaser for the period of examinations thereof, are all of the minute books of the Purchaser and its subsidiaries for such period. The minute books and records of the Purchaser and its subsidiaries have been maintained in material compliance with applicable Laws, rules and regulations, and the Purchaser Diligence Information includes complete and correct copies of the constating documents of each of the Purchaser and its subsidiaries and contains substantially complete and accurate records of all meetings and other corporate actions of the Purchaser Board and the board of directors of each of its subsidiaries, and the respective committees thereof.
(f)
Capitalization.

(i)
As of the close of business on the Business Day prior to the date of this Agreement, the authorized capital of the Purchaser consists of an unlimited number of Purchaser Shares, of which 293,673,205 Purchaser Shares were issued and outstanding.

(ii)
All issued and outstanding Purchaser Shares have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable. No securities issued by the Purchaser from the date of its incorporation to the date hereof were issued in violation of any pre-emptive rights or similar privileges. There are no dividends which have accrued or been declared but are unpaid on the Purchaser Shares. All securities of the Purchaser have been issued in accordance with the provisions of applicable Canadian Securities Laws. There are no plans to amend the constating documents of the Purchaser or any subsidiary, other than as may be required in connection with the Plan of Arrangement. No person currently possesses any pre-emptive rights in respect of any issued and outstanding securities or equity interests of the Purchaser or any subsidiary.

(g)
Convertible Securities.   Other than as set forth in Section 3.1(g) of the Purchaser Disclosure Letter, the only convertible securities of the Purchaser that are outstanding are Purchaser Options to purchase an aggregate of 6,287,500 Purchaser Shares and Purchaser Warrants to purchase an aggregate of 59,379,001 Purchaser Shares. Except as set out in this Section 3.1(g), there are no outstanding: (A) Purchaser Convertible Securities or securities, notes or instruments convertible into or exercisable for any equity interests of the Purchaser or its subsidiaries; (B) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Purchaser or its subsidiaries; (C) stock appreciation right, phantom equity, restricted share unit, deferred share unit or similar right, agreement, arrangement or commitment based on the book value, share price, income or any other attribute of or related to the Purchaser, and (D) Contracts of any kind, including employee benefit arrangements, requiring the issuance by the Purchaser or its subsidiaries of any Purchaser Shares, other equity securities or other equity interests of the Purchaser or its subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. There are no outstanding securities, bonds, debentures or other evidences of indebtedness of the Purchaser or its subsidiaries that have the right to vote (or that are convertible into or exercisable for securities having the right to vote) with the holders of Purchaser Shares on any matter. There are no outstanding obligations of the Purchaser or any of its subsidiaries with respect to the voting or disposition of any outstanding securities of the Purchaser or any of its subsidiaries.

(h)
Rights.

(i)
Neither the Purchaser nor any of subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Purchaser or any of its subsidiaries.

(ii)
There are no outstanding rights which permit the holder thereof to cause the Purchaser or any of its subsidiaries to file a prospectus or registration statement under Canadian Securities Laws or other applicable Laws or which permit the holder thereof to include securities of the Purchaser or any of its subsidiaries in a prospectus or registration statement filed by the Purchaser or any of its subsidiaries under Canadian Securities Laws or other applicable Laws, and there are no outstanding agreements or other commitments which otherwise relate to the registration or qualification of any securities of the Purchaser or any of its subsidiaries for sale or distribution in any jurisdiction.

(i)
Public Disclosure.

(i)
The Purchaser has filed all documents and information required to be filed by it under Canadian Securities Laws. Each of the documents in the Purchaser Public Disclosure Record is in compliance as to both form and content in all material respects with Canadian Securities Laws or other applicable Laws and does not contain any misrepresentation. The Purchaser Public Disclosure Record collectively constitutes full, true and plain disclosure of all material facts relating to the Purchaser and, except as may have been corrected by subsequent disclosure, does not contain any misrepresentation at the time such disclosure was made. There is no fact of specific application to the Purchaser known to the Purchaser which the Purchaser has not already disclosed in the Purchaser Public Disclosure Record which materially adversely affects, or so far as the Purchaser can reasonably foresee, could materially adversely affect, the assets, Liabilities, affairs, business, capital, condition (financial or otherwise), operations or prospects of the Purchaser or the ability of the Purchaser to perform its obligations under this Agreement.

(ii)
The Purchaser has at all times complied in all material respects with its obligations to make timely disclosure of material changes and there is no material fact or change concerning the Purchaser required to be disclosed under Canadian Securities Laws which has not been disclosed in the Purchaser Public Disclosure Record on or before the date hereof. The Purchaser has not filed any confidential material change report with any securities regulator as of the date hereof that remains confidential. The Purchaser is not subject to a continuous disclosure review with any stock exchange or securities regulator, nor are there any outstanding unresolved comments from any such stock exchange or securities regulator in respect of the technical disclosure included in the Purchaser Public Disclosure Record.

(j)
Resulting Issuer Shares.   The Resulting Issuer Shares will, when issued in accordance with the terms of the Plan of Arrangement, be duly authorized, validly issued, fully paid and non-assessable Purchaser Shares.

(k)
No Cease Trade Order.   No order preventing, ceasing or suspending trading in any securities of the Purchaser or any subsidiary or prohibiting the issue and sale of securities by the Purchaser or any subsidiary has been issued and no proceeding or investigation for such purposes has been instituted or are pending, contemplated or threatened.

(l)
Reporting Issuer Status, TSXV Listing.   The Purchaser is a “reporting issuer” (within the meaning of Canadian Securities Laws) in each of British Columbia, Alberta, Ontario and Québec, and other than as noted in the list of reporting issuers or defaulting issuers as maintained by the securities regulators, the Purchaser is not in default of any material requirement of any Canadian Securities Laws. The Purchaser Shares are listed and posted for trading on the TSXV and the OTCQX and no other securities of the Purchaser or its subsidiaries are listed for trading on any other stock exchange. Neither the Purchaser nor its subsidiaries have taken any action which would be reasonably expected to result in the delisting or suspension of the Purchaser Shares on or from the TSXV or OTCQX and the Purchaser is in compliance in all material respects with the rules and regulations of the TSXV and OTCQX. Trading in the Purchaser Shares on the TSXV and OTCQX is not currently halted or suspended. No delisting, suspension of trading or cease trading order with respect to any securities of the Purchaser is pending or, to the knowledge of the Purchaser, threatened. To the knowledge of the Purchaser, no inquiry, review or investigation (formal or informal) of the Purchaser by any securities commission or similar regulatory authority under applicable Canadian Securities Laws or the TSXV or OTCQX is in effect or ongoing or expected to be implemented or undertaken. None of the subsidiaries are subject to any continuous or periodic, or other disclosure requirements under any securities laws in any jurisdiction. Except as set out above, the Purchaser is not subject to continuous disclosure or other public reporting requirements under any Canadian Securities Laws or, to the knowledge of the Purchaser, any U.S. Securities Laws or other securities Laws. The Purchaser has filed all documents required to be filed by it in accordance with applicable Canadian Securities Laws and the rules and policies of the TSXV and OTCQX. The documents and information comprising the Purchaser Public

Disclosure Record, as at the respective dates they were filed, were in compliance in all material respects with applicable Canadian Securities Laws (except as noted in the list of reporting issuers or defaulting issuers as maintained by the Canadian securities regulators) and, where applicable, the rules and policies of the TSXV and OTCQX and did not contain any misrepresentation. There are no outstanding or unresolved comments in comment letters from any securities commission or other similar regulatory authority with respect to any of the documents and information comprising the Purchaser Public Disclosure Record and neither the Purchaser nor any such documents or information is subject of ongoing audit, review or comment by any securities commission or other similar regulatory authority or the TSXV or OTCQX.
(m)
Controls and Procedures.   The Purchaser and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with the general or specific authorization of management and directors of the Purchaser; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Purchaser in conformity with IFRS and to maintain asset accountability; (iii) access to assets of the Purchaser and the subsidiaries is permitted only in accordance with the general or specific authorization of management and directors of the Purchaser; (iv) the recorded accountability for assets of the Purchaser and the subsidiaries is compared with the existing assets of the Purchaser and the subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the unauthorized acquisition, use or disposition of the assets of the Purchaser or any subsidiary that could have a material effect on the Purchaser’s interim or annual financial statements is prevented or detected in a timely manner.

(n)
Accounting Policies.   There has been no material change in accounting policies or practices of the Purchaser since December 31, 2024, other than as required by IFRS and as disclosed in the Purchaser Financial Statements.

(o)
Independent Auditors.   Davidson & Company LLP, Chartered Professional Accountants, the Purchaser’s current auditors who reported on and audited the Purchaser Annual Financial Statements, are independent public accountants as required by Canadian Securities Laws. There has not been any “reportable event” (within the meaning of National Instrument 51-102 — Continuous Disclosure Obligations of the CSA) between the Purchaser and Davidson & Company LLP.

(p)
Audit Committee.   The Audit Committee of the Purchaser Board is comprised and operated in accordance with the requirements of National Instrument 52-110 — Audit Committees of the CSA.

(q)
Transfer Agent.   Computershare Investor Services Inc. at its principal office in Vancouver, British Columbia has been duly appointed as the registrar and transfer agent in respect of the Purchaser Shares.

(r)
Insolvency.

(i)
Neither the Purchaser nor any of its subsidiaries is an “insolvent person” or has committed an “act of bankruptcy” within the meaning of the Bankruptcy and Insolvency Act (Canada) or has sought similar protection before any court or pursuant to any similar legislation, has proposed a compromise or arrangement to its creditors generally, has taken any similar act or undertaken or become subject to a similar proceeding with respect to a compromise or arrangement, has made any assignment for the benefit of its creditors, or has had any person holding any Lien or receiver take possession of any of the property thereof.

(ii)
No administrator, administrative receiver or any other receiver, receiver-manager or manager has been appointed or, to the Purchaser’s knowledge, threatened to be appointed by any person in respect of the Purchaser or any of its subsidiaries or all or any of their respective assets and, to the knowledge of the Purchaser, no steps have been taken to initiate any such appointment. No analogous appointments have been made or initiated under any Laws applying to the Purchaser or any of its subsidiaries.

(iii)
No order has been made, no resolution has been passed and no petition has been filed or, to the Purchaser’s knowledge, threatened against the Purchaser or any of its subsidiaries for the winding up, dissolution or liquidation of the Purchaser or any of its subsidiaries or for a provisional liquidator to be appointed in respect of the Purchaser or any of its subsidiaries, and no petition has been presented or, to the Purchaser’s knowledge, threatened and no meeting of the Purchaser Board, the Purchaser Shareholders, or a similar group or person with respect to the Purchaser’s subsidiaries has been convened for the purpose of the winding up, dissolving or liquidating the Purchaser or any of its subsidiaries. Neither the Purchaser nor any of its subsidiaries has become subject to analogous proceedings under any Laws.

(s)
Financial Statements.   Each of the Purchaser Financial Statements as contained in the Purchaser Public Disclosure Record: (i) comply as to form in all material respects with the requirements of Canadian Securities Laws; (ii) present fairly, in all material respects, the financial position of the Purchaser and its subsidiaries on a consolidated basis as of the dates thereof and the results of operations, cash flows and shareholders’ equity as of and for each of the periods then ended; (iii) were prepared in accordance with IFRS in effect from time to time applied on a consistent basis throughout the periods involved, in each case, except, in the case of any unaudited financial statements, for the absence of normal period end adjustments, none of which are material, individually or in the aggregate; and (iv) contain and reflect adequate provision or allowance for all reasonably anticipated Liabilities, expenses and losses of the Purchaser, on a consolidated basis, in accordance with IFRS. The Purchaser does not intend to correct or restate, nor, to the knowledge of the Purchaser is there any basis for any correction or restatement of, any aspect of any of the Purchaser Financial Statements. Neither the Purchaser nor any of its subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Purchaser or any of its subsidiaries, in the published financial statements of the Purchaser or the Purchaser Public Disclosure Record.

(t)
Liabilities and Indebtedness.   Except to the extent reflected or disclosed in the Purchaser Financial Statements and as set out in Section 3.1(t) of the Purchaser Disclosure Letter, neither the Purchaser nor any of its subsidiaries has any material Liabilities of any nature (whether accrued, absolute, contingent or otherwise), or any obligation to issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other person required to be reflected or disclosed therein. In addition, except to the extent reflected or disclosed in the Purchaser Financial Statements and as set out in Section 3.1(t) of the Purchaser Disclosure Letter, none of the Purchaser and its subsidiaries has any Contract, agreement or other arrangement (whether oral or written) still in force under each of which the Purchaser or (as the case may be) the subsidiary has an obligation to pay (whether before or after the Effective Date) in excess of US$100,000, whether in cash or in kind, and whether in the form of economic Liability (arising from a Claim) or otherwise. There are no outstanding loans made by the Purchaser to any director or officer of the Purchaser.

(u)
Off-Balance Sheet Arrangements and Liabilities.   There are no material off-balance sheet transactions, arrangements or obligations (including contingent obligations) of the Purchaser or any subsidiary which are required to be disclosed and are not disclosed or reflected in the Purchaser Financial Statements and the Purchaser and its subsidiaries do not have any material Liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent, or otherwise, which are not disclosed or referred to in the Purchaser Financial Statements.

(v)
Financial Books and Records.   The financial books, records and accounts of the Purchaser and each of its subsidiaries, in all material respects: (i) have been maintained in accordance with accounting principles generally accepted in the jurisdiction of incorporation of each such entity on a basis consistent with prior years; (ii) are stated in reasonable detail and accurately and fairly reflect the material transactions and dispositions of the assets of the Purchaser and its subsidiaries; and (iii) accurately and fairly reflect the basis for the Purchaser Financial Statements.

(w)
Litigation.   Except as set out in Section 3.1(w) of the Purchaser Disclosure Letter, there is no action, suit, proceeding, judgment, Claim, inquiry or investigation (including any Claim by indigenous persons) existing, pending or, to the knowledge of the Purchaser after due inquiry, threatened against any of the property or assets of the Purchaser or any of its subsidiaries, at law or equity, or before any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the assets, Liabilities (contingent or otherwise), affairs, business, capital, condition (financial or otherwise), operations or prospects of the Purchaser or any of its subsidiaries or their ability to perform their respective obligations, and, to the knowledge of the Purchaser, there is no basis for the assertion of any of the foregoing. Neither the Purchaser nor any of its subsidiaries is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which either individually or in the aggregate, may result in a Purchaser Material Adverse Effect or adversely affect the ability of the Purchaser to perform its obligations hereunder. There is no legal or regulatory action or proceeding pending or, to the knowledge of the Purchaser, threatened, which could enjoin, restrict or prohibit the Purchaser from performing its obligations hereunder.

(x)
Taxes.

(i)
All Returns required to be filed with respect to the income, operations, business or assets of the Purchaser and its subsidiaries have been filed in a timely manner (or appropriate extensions have been obtained) with the appropriate Governmental Authority in all jurisdictions in which such Returns are required to be filed, and all of the foregoing as filed are, in all material respects, correct, complete and reflect accurately all Liability for Taxes of the Purchaser and its subsidiaries for the periods to which such Returns relate, and all amounts shown as owing thereon have been paid or are being contested in good faith; the Purchaser and its subsidiaries have made provision in the Purchaser Financial Statements for appropriate amounts in respect of any Taxes that are reasonably likely to be assessed in accordance with IFRS, and paid and discharged all obligations (other than obligations for Taxes not yet due and payable) incidental to any statutory lien or deemed trust imposed upon it by applicable Law which if unpaid, might become a Lien on any of its assets; and no assessment or appeal is, to the Purchaser’s knowledge, being asserted or processed with respect to any Return, Tax or Tax obligation of the Purchaser or any of its subsidiaries.

(ii)
Except as set out in Section 3.1(x)(ii) of the Purchaser Disclosure Letter, the Purchaser is not aware of any Tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Return by the Purchaser or any of its subsidiaries or the payment of any material Tax, governmental charge, penalty, interest or fine against any of them.

(iii)
Except as set out in Section 3.1(x)(iii) of the Purchaser Disclosure Letter, there are no material actions, suits, proceedings, investigations or Claims now ongoing or, to the best knowledge of the Purchaser, threatened or pending against the Purchaser or any of its subsidiaries which could result in a material Liability in respect of Taxes, charges or levies of any Governmental Authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any Governmental Authority relating to Taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any Governmental Authority.

(iv)
For any transactions between the Purchaser or any of its subsidiaries and any person who is not resident in Canada for purposes of the Tax Act with whom the Purchaser or such subsidiary was not dealing at arm’s length for purposes of the Tax Act, the Purchaser or such subsidiary has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Tax Act (or equivalent provisions of any other applicable legislation).

(v)
No circumstances exist or may reasonably be expected to arise as a result of matters existing before the Effective Date that may result in the Purchaser or any of its subsidiaries being subject to the application of section 160 of the Tax Act (or equivalent provisions of any other applicable legislation).

(vi)
None of sections 15, 78, 79 or 80 to 80.04 of the Tax Act (or equivalent provisions of any other applicable legislation) have applied to the Purchaser or any of its subsidiaries, and there are no circumstances existing which could reasonably be expected to result in the application of sections 15, 78, 79 or 80 to 80.04 of the Tax Act (or equivalent provisions of any other applicable legislation) to the Purchaser or any of its subsidiaries.

(vii)
There are no circumstances which exist and would result in, or which have existed and resulted in, section 17 of the Tax Act applying to the Purchaser or to any of its subsidiaries. Neither the Purchaser nor any of its subsidiaries is obligated to make any payments or is a party to any agreement under which it could be obligated to make any payment that will not be deductible in computing its income under the Tax Act by virtue of section 67 of the Tax Act.

(viii)
Neither the Purchaser nor any of its subsidiaries is a party to any agreement, understanding or arrangement relating to the allocation or sharing of Taxes (excluding customary commercial agreements entered into in the ordinary course of business the primary subject of which is not Taxes).

(ix)
For the purposes of the Tax Act, any applicable Tax treaty and any other relevant Tax purpose (i) the Purchaser is resident in, and is not a non-resident of, Canada, and is a “taxable Canadian corporation”; and (ii) each of its subsidiaries is resident in the jurisdiction in which it was formed, is not a resident in any other country, and if resident in Canada and is a corporation, is a “taxable Canadian corporation”.

(x)
At no time during the past 60-month period have the Purchaser Shares derived more than 50% of their fair market value from one or any combination of (i) real or immovable property situated in Canada, (ii) “Canadian resource properties” (as defined in the Tax Act), (iii) “timber resource properties” (as defined in the Tax Act) and (iv) options in respect of, or interests in, or for civil law rights in, the properties set out in (i) through (iii), whether or not the property exists

(xi)
No claim has ever been made by a Governmental Authority in respect of Taxes in a jurisdiction where neither the Purchaser nor any of its subsidiaries files Returns that the Purchaser or such subsidiary is or may be subject to Tax by that jurisdiction. Neither the Purchaser nor any of its subsidiaries carries on business in a jurisdiction in which it does not file a Return.

(xii)
Neither the Purchaser nor any of its subsidiaries has applied for any subsidies to which it was not entitled under the Canada Emergency Wage Subsidy, Tourism and Hospitality Recovery Program, Hardest-Hit Business Recovery Program or Canada Emergency Rent Subsidy, in each case as provided for under section 125.7 of the Tax Act, or any analogous or similar COVID-19 relief measures enacted by any Governmental Authority.

(xiii)
Neither the Purchaser nor any of its subsidiaries has entered into any “reportable transaction”, as defined in subsection 237.3(1) of the Tax Act, or any “notifiable transaction”, as defined in subsection 237.4(1) of the Tax Act.

(xiv)
Except as set out in Section 3.1(x)(xiv) of the Purchaser Disclosure Letter, there are no liens for unpaid Taxes (other than permitted encumbrances or in respect of Taxes not yet due and payable) upon any of the assets of the Purchaser or any of its subsidiaries.

(xv)
The Purchaser and each of its subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Authority when required by Law to do so, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Purchaser Material Adverse Effect.
(xvi)
There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from the Purchaser or any of its subsidiaries for any taxable period and no request for any such waiver or extension is currently outstanding or pending.

(xvii)
Each of the Purchaser and its subsidiaries has provided the Company with true, correct and complete copies of all material Tax Returns, examination reports and statements of deficiencies, if any, for the most recently completed taxable period, or transactions consummated, prior to the date of this Agreement for which the applicable normal reassessment period or other standard statutory period of limitations has not expired, in respect of the Purchaser.

(xviii)
Neither the Purchaser nor any of its subsidiaries has a permanent establishment (within the meaning of the applicable Tax treaty) or otherwise have an office or fixed place of business in a country other than the country it is organized.

(xix)
Neither the Purchaser nor any of its subsidiaries has taken or agreed to take any action that would prevent the Arrangement from constituting a reorganization qualifying under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

(xx)
Neither the Purchaser nor any of its subsidiaries is aware of any agreement, plan or other circumstance that would prevent the Arrangement from qualifying as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

(y)
Interests of Officers, Directors and Other Affiliates.   Other than as disclosed in the Purchaser Public Disclosure Record, none of the directors, officers, employees, consultants or advisors of the Purchaser or any subsidiary, any known holder of more than 10% of any class of shares of the Purchaser, or any known associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any previous transaction or any proposed transaction with the Purchaser which, as the case may be, materially affected, is material to or will materially affect the Purchaser.

(z)
Directors and Officers.   To the knowledge of the Purchaser, none of the directors or officers of the Purchaser are now, or have ever been, subject to an order or ruling of any Governmental Authority prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange.

(aa)
Non-Arm’s Length Transactions.   Except as disclosed in the Purchaser Public Disclosure Record, neither the Purchaser nor any of its subsidiaries owes any amount to, nor has it made any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee, agent, insider or securityholder of the Purchaser or any of its subsidiaries, any person which is an affiliate or associate of any of the foregoing persons or any persons not dealing at arm’s length with the Purchaser or any subsidiary, except for usual employee compensation, reimbursements and benefits paid or other advances of funds in the ordinary and normal course of the business of the Purchaser. Except usual employee or consulting arrangements made in the ordinary and normal course of business or as disclosed in the Purchaser Public Disclosure Record, neither the Purchaser nor any subsidiary is a party to any Contract, agreement or understanding with any officer, director, employee, agent, insider, securityholder of the Purchaser or any of its subsidiaries, any person which is an affiliate or associate of any of the foregoing persons or any other person not dealing at arm’s length with the Purchaser. No officer, director or employee of the Purchaser and no person which is an affiliate or associate of any of the foregoing persons, owns, directly or indirectly, any interest (except for equity securities as disclosed in the Purchaser Public Disclosure Record) in, or is an officer, director, employee or consultant of, any person which is, or is engaged in, a business competitive with the business of the Purchaser which could adversely affect the ability to properly perform the services to be performed by such person for the Purchaser. To the knowledge of the Purchaser, no officer, director, employee or security holder of the Purchaser has any cause of action or other Claim whatsoever against, or owes any amount to, the Purchaser except for Claims in the ordinary and normal course of the business of the Purchaser such as for accrued vacation pay or other amounts or matters which would not be material to the Purchaser.
(bb)
Non-Contravention.   The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not and will not:

(i)
violate, contravene, conflict with, constitute a default, create a state of facts which after notice or lapse of time or both would constitute a default or require any consent to be obtained under any provisions of: (A) any resolutions of the Purchaser Board (or any committee thereof) or shareholders, (B) the constating documents of the Purchaser or any of its subsidiaries, (C) any shareholders’ agreement or rights plan, (D) any other Contract, agreement or understanding with any person holding an ownership interest in the Purchaser or any of its subsidiaries, or (E) any Purchaser Material Contract;

(ii)
subject to obtaining TSXV approval and the other Regulatory Approvals specifically contemplated in this Agreement, contravene or conflict with or constitute a violation of any provision of any Law or order binding upon or applicable to the Purchaser or its subsidiaries;

(iii)
constitute a default (or would create a state of facts which after notice or lapse of time or both would constitute a default) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any Purchaser Material Contract or under any material license, franchise, Permit or other similar authorization held by the Purchaser or its subsidiaries; or

(iv)
result in the creation or imposition of any Lien on any asset of the Purchaser or its subsidiaries.

(cc)
Compliance with Law.   The Purchaser and its subsidiaries are in material compliance and have conducted their business so as to comply, in all material respects, with all Laws and orders of any court, administrative agency, commission, regulatory authority or other Governmental Authority in each jurisdiction in which the Purchaser and its subsidiaries carry on business. To the best of the Purchaser’s knowledge, there are no orders (whether rendered by a court or administrative agency or by arbitration) against the Purchaser or its subsidiaries or against any of their properties, assets or businesses. To the knowledge of the Purchaser, there is no pending or proposed change to any Laws applicable to the Purchaser or its subsidiaries that would render illegal or materially restrict the current or proposed business of the Purchaser and its subsidiaries.

(dd)
No Defaults.   The Purchaser and its subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their constating documents, or (ii) in default or violation of any term, condition or provision of (A) any Law or order applicable to the Purchaser or any of its subsidiaries or any of their respective properties or assets, or (B) any Purchaser Material Contract, permit or concession to which the Purchaser or any of its subsidiaries is a party or by which the Purchaser or its subsidiaries or their respective properties or assets may be bound, and no circumstances exist which would entitle a party to any Purchaser Material Contract to terminate such Purchaser Material Contract or accelerate the maturity of any material amount owing thereunder, as a result of the Purchaser or its subsidiaries having failed to meet any material provision thereof.

(ee)
Material Contracts.

(i)
Section 3.1(ee) of the Purchaser Disclosure Letter sets out a list of each Purchaser Material Contract. The Purchaser Diligence Information includes complete and correct copies of all Purchaser Material Contracts to which the Purchaser or its subsidiaries is a party and no such Purchaser Material Contract has been modified, rescinded or terminated.

(ii)
Each Purchaser Material Contract to which the Purchaser or its subsidiaries is a party is in full force and effect, unamended, and the Purchaser or its subsidiaries is entitled to all rights and benefits thereunder in accordance with the terms thereof. All Purchaser Material Contracts are legal, valid, binding and in full force and effect and are unamended and enforceable by the Purchaser and its subsidiaries in accordance with their respective terms and are the product of arm’s length negotiations between the parties thereto.
(iii)
The Purchaser and the subsidiaries have performed in all material respects all respective obligations required to be performed by them to date under the Purchaser Material Contracts, are entitled to all benefits under such Purchaser Material Contracts and are not alleged to be (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder, nor, to the Purchaser’s knowledge, is any counterparty thereto in breach or default in any material respect thereunder.

(iv)
None of the Purchaser or its subsidiaries is aware of the invalidity of any Purchaser Material Contract or any grounds for termination, rescission, avoidance or repudiation of any Purchaser Material Contract or have received notice of termination of any Purchaser Material Contract.

(v)
No existing material supplier, distributor, service provider, contractor or third party partner of the Purchaser or any of its subsidiaries has indicated that it intends to terminate its relationship with the Purchaser or such subsidiary or that it will be unable to meet the Purchaser’s or such subsidiary’s supply, distribution, service or contracting requirements, and to the knowledge of the Purchaser, there is no reason to believe that any such supplier, distributer, service provider, contractor or third-party partner does not intend to continue dealing with the Purchaser or any subsidiary on substantially the same terms as presently conducted, subject to changes in pricing and volume in the ordinary course of business.

(ff)
Intellectual Property.   Except in each case to the extent that it could not, individually or in the aggregate, reasonably be expected to have a Purchaser Material Adverse Effect:

(i)
the Purchaser and its subsidiaries own, or are validly licensed or otherwise have adequate enforceable rights to use, all patents, patent rights, trademarks, trade names, service marks, copyrights, know how and other proprietary intellectual property rights that are used or currently proposed to be used in their respective businesses;

(ii)
the use by the Purchaser and its subsidiaries of its registered trademarks, service marks, copyrights, industrial designs, patents, design patents and all applications therefor (“Purchaser Applicable IP”), does not infringe upon or breach the industrial or intellectual property rights of any other person; and

(iii)
neither the Purchaser nor any of its subsidiaries have commenced legal proceedings against any person relating to an infringement by such person of any Purchaser Applicable IP.

(gg)
Absence of Certain Changes.   Since December 31, 2024, except in connection with the transaction contemplated by the Arrangement, or as disclosed in the Purchaser Public Disclosure Record, the Purchaser has conducted its business only in the ordinary course and there has not occurred:

(i)
any event, occurrence, development or state of circumstances or facts that has had or that could reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect;

(ii)
any amendments or changes in the constating documents of the Purchaser or any of its subsidiaries;

(iii)
any material damage, destruction or loss, whether or not covered by insurance;

(iv)
any material write-down by the Purchaser of any of the assets of the Purchaser or its subsidiaries;

(v)
any expenditure or commitment to expend by the Purchaser or its subsidiaries with respect to capital expenses;

(vi)
any acquisition or sale, lease, license or other disposition or encumbrance by the Purchaser or any subsidiary of any interest in the Purchaser Properties or any other material assets;

(vii)
any satisfaction or settlement of any material claim, liability or obligation of the Purchaser;

(viii)
any material change in the Purchaser’s accounting policies, principles, methods, practices or procedures; of

(ix)
any

(A)
incurrence, assumption or guarantee by the Purchaser or its subsidiaries of any debt for borrowed money other than in the ordinary course of business consistent with past practice or for equipment leases;

(B)
issuance or sale of any Purchaser Shares, other voting securities or Purchaser Convertible Securities other than the Purchaser Options to purchase Purchaser Shares issued to directors, employees and consultants pursuant to the Purchaser Option Plan, or the issuance of Purchaser Shares pursuant to the exercise of Purchaser Options;

(C)
issuance or sale of Purchaser Convertible Securities or other rights to acquire from the Purchaser or its subsidiaries, directly or indirectly, securities of the Purchaser or any securities convertible into or exchangeable for any such securities, other than Purchaser Options to purchase Purchaser Shares issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

(D)
issuance or sale of any bond or other corporate security by the Purchaser or any of its subsidiaries;

(E)
discharge or satisfaction of any material Lien, other than current Liabilities incurred since December 31, 2024 in the ordinary course of business;

(F)
declaration or making of any payment or distribution to Purchaser Shareholders or purchase or redemption of any share of its capital stock or other security;

(G)
sale, assignment or transfer of the properties of the Purchaser or any of its subsidiaries or any portion thereof;

(H)
waiver by the Purchaser or any of its subsidiaries of any right of substantial value whether or not in the ordinary course of business;

(I)
change in officer compensation of the Purchaser or any of its subsidiaries, except in the ordinary course of business consistent with past practice; or

(J)
other commitment (contingent or otherwise) to do any of the foregoing;

(K)
creation, sufferance or assumption by the Purchaser or any of its subsidiaries of any Lien on their respective properties other than Liens existing on the date hereof, arising in the ordinary course of business or in connection with equipment leases or working capital lines of credit; or

(L)
entry into, amendment of, relinquishment, termination or non-renewal by the Purchaser or its subsidiaries of any Purchaser Material Contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business.

(hh)
Restrictions on Business Activities.   There is no agreement, obligation or order binding upon the Purchaser or its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Purchaser or its subsidiaries, any acquisition of property by the Purchaser or its subsidiaries or the conduct of business by the Purchaser or its subsidiaries as currently conducted or as currently proposed to be conducted by the Purchaser.

(ii)
Insurance.   The insurance policies providing insurance coverage to the Purchaser or its subsidiaries are adequate for the business conducted or currently proposed to be conducted by the Purchaser and its subsidiaries and are sufficient for compliance by the Purchaser and its subsidiaries with all requirements of applicable Laws and all material agreements to which the Purchaser or its subsidiaries is a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Purchaser and its subsidiaries have complied with all material terms and conditions of such policies, including premium payments, and there are no material Claims by the Purchaser or its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. All of such policies shall remain in full force and effect and shall not be cancelled or terminated as a result of this Agreement. None of the insurance carriers has indicated to the Purchaser or its subsidiaries an intention to cancel any such policy or deny any Claim made thereunder. The Purchaser has no reason to believe that it will be unable to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Purchaser Material Adverse Effect.

(jj)
Licenses; Compliance with Regulatory Requirements.

(i)
Except as set out in Section 3.1(jj)(i) of the Purchaser Disclosure Letter, the Purchaser and each of its subsidiaries holds all Governmental Authorizations required under applicable Law for the operation of the business of the Purchaser and its subsidiaries as currently operated.

(ii)
All of such Governmental Authorizations have been duly issued or obtained and are in full force and effect and are not subject to appeal or similar proceedings by or before any Governmental Authority, and the Purchaser and its subsidiaries are in material compliance with the terms of all such Governmental Authorizations, including that all fees and other amounts required to be paid with respect to such Governmental Authorizations to the date hereof have been paid.

(iii)
The Purchaser and its subsidiaries have not engaged in any activity that, to the knowledge of the Purchaser, could cause revocation or suspension of any such Governmental Authorizations.

(iv)
The Purchaser has no knowledge of any facts which could reasonably be expected to cause the Purchaser to believe that such Governmental Authorizations will not be renewed by the appropriate Governmental Authorities in the ordinary course.

(v)
Neither the execution, delivery nor performance of this Agreement would adversely affect the status of any of such Governmental Authorizations.

(kk)
Title to Assets.

(i)
Except as set out in Section 3.1(kk)(i) of the Purchaser Disclosure Letter, the Purchaser or one or more of its subsidiaries, is the legal and beneficial owner of and has good title to, or a valid leasehold interest in, the real property interests comprising the Purchaser Properties and holds the mineral, surface, access, exploration and other rights or interests to the Purchaser Properties that are necessary for the conduct of the business of the Purchaser or any of its subsidiaries, as currently conducted (collectively, the “Purchaser Property Rights”), free and clear of all Liens, except for Purchaser Permitted Liens.

(ii)
Section 3.1(kk)(ii) of the Purchaser Disclosure Letter contains a list of all royalties (whether statutory or contractual), overriding royalty interests, production payments, interest burdens, net profits, earnouts, streaming agreements, metal pre-payment or similar agreements burdening any of the Purchaser Property Rights. The Purchaser is not aware of (A) any material Claim or the basis for any material Claim that might or could reasonably be expected to adversely affect the right of the Purchaser or any subsidiary to use, transfer or otherwise exploit the Purchaser Properties or the Purchaser Property Rights, or (B) any current responsibility or obligation of the Purchaser or any subsidiary to pay any outstanding material commission, royalty, license fee or similar payment to any person with respect to any of the

Purchaser Properties or the Purchaser Property Rights, except the royalties set out in Section 3.1(kk)(ii) of the Purchaser Disclosure Letter.
(iii)
(A) None of the Purchaser Properties nor any Purchaser Property Rights has been condemned, taken or expropriated by any Governmental Authority, nor (B) has any written notice in respect thereof been received by the Purchaser, nor (C) to the knowledge of the Purchaser, is there any proposal by any Governmental Authority to give any such notice or commence any such proceeding.

(iv)
To the knowledge of the Purchaser, no third party holds any material interest or right to acquire an interest in the Purchaser Properties or any priority over the Purchaser in respect of the Purchaser Properties (or any interest therein), including any rights of first refusal, earn-in rights, back-in rights, streaming rights, purchase rights, options, acquisition rights or other similar third-party rights to acquire an interest in the Purchaser Properties, except as disclosed in the Purchaser Public Disclosure Record.

(v)
To the knowledge of the Purchaser, the mining leases, licenses, concessions, claims, or agreements pursuant to which the Purchaser and its subsidiaries derive their interest in the Purchaser Properties (A) were issued or entered into in all material respects in accordance with all applicable Laws, (B) are valid, subsisting and enforceable against the parties thereto in accordance with the terms thereof; (C) all parties thereto are in material compliance with the terms thereof; (D) no third party has filed or registered an application for any competing or conflicting mining lease, license, concession, claim or other property right in respect of any material part of the Purchaser Properties; and (E) neither the Purchaser nor any of its subsidiaries has received any notice, whether written or oral from the applicable counterparty, any Governmental Authority or any person with jurisdiction or applicable authority of any material default under or any cancelation, revocation or intention to cancel or revoke the Purchaser’s or any of its subsidiaries’ interests in the Purchaser Properties.

(vi)
None of the directors or officers of the Purchaser or its subsidiaries holds any right, title or interest in, nor has taken any action to obtain, directly or indirectly, any right, title and interest in the Purchaser Properties or in any permit, concession, mining claim, lease, licence or other right to explore for, exploit, develop, mine or produce minerals, ore or metals from or in any manner in relation to the Purchaser Properties and any other properties located within 20 kilometres of the Purchaser Properties.

(vii)
Except as set out in Section 3.1(kk)(vii) of the Purchaser Disclosure Letter, the Purchaser and each of its subsidiaries has good title to, or a valid and binding leasehold interest in, all material personal property owned or used by it in their operations, free and clear of all Liens other than Purchaser Permitted Liens.

(ll)
Indigenous Claims.   With respect to the Purchaser Properties, (i) there are no claims or actions with respect to indigenous rights currently outstanding, or to the knowledge of the Purchaser, threatened or pending; (ii) there are no land entitlement claims having been asserted or any legal actions relating to indigenous issues having been instituted; and (iii) there is no dispute with any local or indigenous group or, to the knowledge of the Purchaser, threatened or pending, in each case, except for such claims, actions or disputes as would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(mm)
Community Relations.   To the knowledge of the Purchaser, no authorized representative of any community in the vicinity (including any ejido or indigenous group) of any of the Purchaser Properties has communicated in writing to the Purchaser or any of its subsidiaries: (i) a requirement that the consent of such community be obtained as a condition to continued operation of any such Purchaser Property, (ii) complaints regarding unauthorized operations, (iii) any violation related to environmental, agrarian, ejido or communal restrictions, including proceedings related to ejido donations or endowments or extensions or requests for ejido or agrarian appropriations or pre-emptive rights or similar rights in agrarian matters on any of the Purchaser Properties, or (iv) a material increase in the compensation payments payable by the Purchaser or any of its subsidiaries under any community development or social framework or similar agreements as a condition to the continued operation of such Purchaser Properties, other than such communications in the ordinary course.
(nn)
NGOs and Community Groups.   No material dispute between the Purchaser or any of its subsidiaries and any non-governmental organization, ejido, indigenous group, community, or community group exists or, to the knowledge of the Purchaser, is threatened or imminent with respect to any of the Purchaser Properties or operations.

(oo)
Technical Disclosure.

(i)
The Purchaser Technical Report complies in all material respects with the provisions of NI 43-101, the estimates of the mineral resources set forth therein have been prepared in accordance with Canadian industry standards set forth in NI 43-101, the method of estimating such mineral resources has been verified by mining experts who are “qualified persons” (within the meaning of NI 43-101) and the information upon which the estimates of mineral resources were based, was, at the time of delivery thereof, complete and accurate in all material respects and there have been no material changes to such information since the date of delivery or preparation thereof.

(ii)
To the knowledge of the Purchaser, all of the material assumptions underlying the estimates of the mineral resources in the Purchaser Technical Report were reasonable and appropriate as at the date of the Purchaser Technical Report.

(pp)
Operations.   All exploration, development and other actions and operations by the Purchaser or any of its subsidiaries, have been conducted by the Purchaser or its subsidiaries in all material respects in accordance with applicable Laws and with good mining exploration and engineering practices.

(qq)
Legislation.   The Purchaser is not aware of any legislation, or proposed legislation published by a Governmental Authority, which it anticipates will have a Purchaser Material Adverse Effect.

(rr)
Environmental Matters.

(i)
To the knowledge of the Purchaser, the properties, assets and operations of the Purchaser and its subsidiaries are and for the last five (5) years been in material compliance with all Environmental Laws and, to the knowledge of the Purchaser, the respective properties, assets and operations of its respective predecessors have complied in all material respects with all Environmental Laws. The Purchaser has no basis to expect, nor has it received any actual, or to the knowledge of the Purchaser, threatened, written or oral order, notice, report or other communication from any Governmental Authority, any community in the vicinity (including any ejido or indigenous group) of any of the Company Properties, or other person of any actual, potential or alleged violation of or failure of the properties, assets or operations of the Purchaser or any of its subsidiaries to comply with any Environmental Law. Neither the Purchaser nor any subsidiary is subject to any Liability relating to non-compliance with any Environmental Law.

(ii)
The Purchaser and its subsidiaries have obtained and complied with, and are in compliance with, in all material respects, all Governmental Authorizations that are required pursuant to any Environmental Laws for the operation of the business carried on by the Purchaser and its subsidiaries as at the date hereof and the occupation of the Purchaser Property. Each Governmental Authorization is valid, subsisting and in good standing and the Purchaser is not, to the knowledge of the Purchaser, in default or breach of any Governmental Authorization and no proceeding is pending or, to the knowledge of the Purchaser, threatened to revoke or limit any Governmental Authorization which, individually or in the aggregate, if the subject of an unfavourable decision, could reasonably be expected to result in a Purchaser Material Adverse Effect.

(iii)
In connection with the Purchaser’s treatment, storage, disposal, transportation, handling, manufacturing and distribution of Hazardous Substances, neither the Purchaser nor, to the knowledge of the Purchaser, any predecessor, with respect to its assets and operations, has any current or future material Liabilities, including any Liability for fines, penalties, corrective action costs, personal injury, property damage, natural resource damages or attorney’s fees, pursuant to any

Environmental Laws, and to the knowledge of the Purchaser, none of the assets of the Purchaser are contaminated by any Hazardous Substances.
(iv)
The Purchaser and its subsidiaries have not treated or disposed of, or arranged for the treatment or disposal of, any Hazardous Substances at any location or in a manner that could reasonably be expected to result in material liability of the Purchaser or its subsidiaries.

(v)
There are no outstanding bonds, or other surety or security arrangements issued or entered into in connection with the assets or the operations of the Purchaser or its subsidiaries for remediation or otherwise. No other bond, surety or security arrangement is required to satisfy the requirements of any Environmental Laws or other Laws applicable to the Purchaser or its subsidiaries with respect to their respective assets and operations.

(ss)
Financial Advisors or Brokers.   The Purchaser has not incurred any obligation or liability, contingent or otherwise, or agreed to pay or reimburse any broker, finder, financial adviser or investment banker, for any brokerage, finder’s, advisory or other fee or commission, or for the reimbursement of expenses, in connection with this Agreement, the transactions contemplated hereby or any alternative transaction in relation to the Purchaser, other than with respect to the Purchaser Financial Advisor. The Purchaser has provided the Company correct and complete copies of the agreements under which the Purchaser Financial Advisor has agreed to provide services to the Purchaser. Section 3.1(ss) of the Purchaser Disclosure Letter sets out the aggregate estimated amount determined to be payable to and as agreed upon with the Purchaser Financial Advisor in the event the Arrangement is completed.

(tt)
Labour and Employment Matters.

(i)
The Purchaser and its subsidiaries are currently in material compliance with all applicable Laws respecting employment and employment practice, workers’ compensation, workers’ profit sharing, outsourcing, occupational health and safety and similar legislation, including payment in full of all amounts owing thereunder, and there are no pending Claims or outstanding orders of a material nature against any them under applicable employment and employment practice, workers’ compensation legislation, occupational health and safety or similar legislation nor has any event occurred which may give rise to any such material Claim.

(ii)
Neither the Purchaser nor any subsidiary has received any notice of any unresolved matter and there are no outstanding orders under any employment or human rights legislation in any jurisdiction in which the Purchaser or any subsidiary carries on business or has employees.

(iii)
No employee has any agreement as to the length of notice required to terminate such employee’s employment with the Purchaser or any subsidiary in excess of 24 months or equivalent compensation, and all benefit and pension plans of the Purchaser and each subsidiary are funded in accordance with applicable Laws and no past service funding liability exists thereunder.

(iv)
Each plan of the Purchaser, and each plan of any subsidiary, for retirement, bonus, stock purchase, profit sharing, stock options, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, pension or incentive and any other plan contributed to, or required to be contributed to, by the Purchaser or any subsidiary for the benefit of any current or former officer, director, employee or consultant of the Purchaser or any subsidiary, has been maintained in material compliance with the terms thereof and with the requirements prescribed by any and all statutes, orders, rules, policies and regulations that are applicable to any such plan.

(v)
All material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, federal, state, provincial or local pension plan premiums, accrued wages, salaries and commissions and payments for any plan for any officer, director, employee or consultant of the Purchaser or any subsidiary have been accurately reflected in the books and records of the Purchaser or such subsidiary, as applicable.

(vi)
Except as set out in Section 3.1(tt)(vi) of the Purchaser Disclosure Letter, no material labour dispute, complaint, grievance or other conflict with the employees of the Purchaser or its subsidiaries currently exists or is pending, or to the knowledge of the Purchaser, is threatened, and there is no basis for any such claims. No union representation question exists respecting the employees of the Purchaser or its subsidiaries and no collective bargaining agreement is in place or currently being negotiated by the Purchaser or its subsidiaries.
(vii)
There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workers’ compensation legislation in respect of the Purchaser or its subsidiaries and the Purchaser and its subsidiaries have not been reassessed in any material respect under such legislation during the past three years and no audit of the Purchaser or any of its subsidiaries is currently being performed pursuant to any applicable workers’ compensation legislation. There are no claims or, to the knowledge of the Purchaser, potential claims which may materially adversely affect the Purchaser or any of its subsidiaries’ accident cost experience. There are no charges pending under applicable occupational health and safety legislation (“OHSA”) in respect of the Purchaser or any of its subsidiaries, as applicable. The Purchaser and each of its subsidiaries, as applicable, have complied in all material respects with any orders issued under OHSA and there are no appeals of any orders under OHSA currently outstanding.

(uu)
Prohibited Conduct.

(i)
The operations of the Purchaser and its subsidiaries are and have been conducted at all times in compliance with the financial record-keeping and reporting requirements of anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Authority to which the Purchaser or any subsidiary is subject, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Authority involving the Purchaser or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Purchaser, threatened.

(ii)
Neither the Purchaser, any of its subsidiaries, nor, to the knowledge of the Purchaser, any director, officer, agent, employee, affiliate or other person acting on behalf of the Purchaser or any of its subsidiaries, is currently the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(iii)
Neither the Purchaser, any of its subsidiaries, nor, to the knowledge of the Purchaser, any director, officer, agent, employee, affiliate or other person acting on behalf of the Purchaser or any of its subsidiaries:

(A)
has made unlawful contribution, gift, entertainment or other payment, directly or indirectly, to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any applicable Law, or made any payment to any domestic, foreign, Canadian, United States, federal, provincial, state, municipal or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by applicable Law;

(B)
is aware of or taken any action, directly or indirectly, that could reasonably be expected to result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or any other Law of similar purpose and scope of any other jurisdiction applicable to the Purchaser or any material subsidiary (collectively, the “Anti-Bribery Laws”); or

(C)
made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(iv)
The Purchaser and each of its subsidiaries have conducted their businesses in compliance with the Anti-Bribery Laws and have instituted and maintain policies and procedures designed to ensure continued compliance therewith. There are no proceedings under any Anti-Bribery Laws pending against the Purchaser or any subsidiary or, to the knowledge of the Purchaser, threatened against or affecting the Purchaser or any subsidiary.
(vv)
Long-Term and Derivative Transactions.   Neither the Purchaser nor any of its subsidiaries have any material obligations or liabilities, direct or indirect, vested or contingent in respect of any streaming transactions, rate swap transactions, basis swaps, forward rate transactions, commodity swap, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cross-currency rate swap transactions or currency options or other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

(ww)
Authority Relative to this Agreement.   Each of the Purchaser and the Purchaser Sub has the requisite corporate power, authority and capacity to enter into this Agreement and (subject to obtaining the approval of the Purchaser Shareholders of the Arrangement Resolution, the Interim Order and the Final Order as contemplated in Section 2.2) to perform their obligations hereunder and to complete the transactions contemplated by this Agreement. The execution and delivery of this Agreement, the performance by the Purchaser and the Purchaser Sub of their obligations hereunder and the completion by the Purchaser and the Purchaser Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser and the Purchaser Sub, subject to obtaining the approval of the Arrangement Resolution by the Purchaser Shareholders, the Interim Order and the Final Order as contemplated in Section 2.2, and no other corporate proceedings on the part of the Purchaser and the Purchaser Sub are necessary to authorize the execution and delivery by it of this Agreement, the performance by the Purchaser and the Purchaser Sub of their obligations hereunder, or the completion of the Arrangement or, the completion by the Purchaser and the Purchaser Sub of the transactions contemplated hereby, other than, with respect to the Purchaser Circular and other matters relating thereto, the approval of the Purchaser Board. This Agreement has been duly executed and delivered by the Purchaser and the Purchaser Sub and constitutes a legal, valid and binding obligation of the Purchaser and the Purchaser Sub enforceable against the Purchaser and the Purchaser Sub in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(xx)
Required Approvals.   No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Purchaser and the Purchaser Sub for the execution and delivery by the Purchaser and the Purchaser Sub of this Agreement, the performance by the Purchaser and the Purchaser Sub of there obligations hereunder, the completion by the Purchaser and the Purchaser Sub of the Arrangement, other than:

(i)
the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

(ii)
the Final Order, and any filings required in order to obtain the Final Order;

(iii)
such filings and other actions required under applicable Canadian Securities Laws and the rules and policies of the TSXV;

(iv)
any other authorizations, licences, permits, certificates, registrations, consents, approvals and filings and notifications with respect to which the failure to obtain or make same would not reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement; and

(v)
third-party consents, approvals and notices set out in Section 3.1(xx) of the Purchaser Disclosure Letter.

(yy)
No Violation.   Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 3.1(xx) and the third party consents, approvals and notices set out in Section 3.1(yy) of the Purchaser Disclosure Letter, the execution and delivery by the Purchaser and the Purchaser Sub of this Agreement, the performance by the Purchaser and the Purchaser Sub of their obligations hereunder and the completion of the Arrangement do not and will not (nor will they with the giving of notice or the lapse of time or both):

(i)
conflict with, result in a violation or breach of, constitute a default or require any consent (other than such as has already been obtained), to be obtained under, or give rise to any termination rights or payment obligation under, any provision of:

(A)
any Law applicable to it, its subsidiaries or any of their respective properties or assets;

(B)
any provisions of the notice of articles, articles or other constating documents or partnership agreements of the Purchaser or any of its subsidiaries or any other agreement or understanding with any party holding an ownership interest in the Purchaser; or

(C)
any license or registration or any agreement, contract or commitment, written or oral, which the Purchaser or any subsidiary is a party to or bound by or subject to;

(ii)
result in a conflict, contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, or loss of any benefit under, or require any consent or approval under, any Purchaser Material Contract or material Permit or license to which it is a party or by which it or any of its subsidiaries is bound or to any of its material assets is subject or give to any person any interest, benefit or right, including any right of purchase, termination, cancellation, suspension, alteration, payment, modification, reimbursement, cancellation or acceleration, under any such contracts, permits or licenses;

(iii)
give rise to any rights of first refusal, rights of first offer, trigger any change in control or influence provisions or any restriction or limitation under any such agreement, Contract, indenture, authorization, deed of trust, mortgage, bond, instrument, licence or Permit;

(iv)
result in the creation or imposition of any Lien upon any of the Purchaser’s assets or the assets of any of its subsidiaries, or restrict, hinder, impair or limit its or any of its subsidiaries’ ability to carry on their respective business as and where it is now being carried on or as and where it may be carried on in the future; or

(v)
except as set out in Section 3.1(yy) of the Purchaser Disclosure Letter, result in any payment (including retention, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any person, or any increase in any employee benefits or compensation otherwise payable, or result in the acceleration of the time of payment, vesting or exercise of any employee benefits.

(zz)
U.S. Securities Matters.

(i)
The Purchaser is a “foreign private issuer” within the meaning of Rule 405 of Regulation C under the U.S. Securities Act.

(ii)
The Purchaser is not registered, and is not required to be registered, as an “investment company” pursuant to the U.S. Investment Company Act.

(iii)
The Purchaser is not currently, and has never been, subject to the reporting requirements of the U.S. Exchange Act.

(aaa)
Employment Matters.

(i)
Except as set out in Section 3.1(aaa)(i) of the Purchaser Disclosure Letter, neither the Purchaser nor any of its subsidiaries is a party to or bound or governed by, or subject to:

(A)
any employment, consulting, retention or change of control agreement with, or any written or oral agreement, arrangement or understanding providing for retention,

severance or termination payments to, any officer, employee or consultant of the Purchaser or any of its subsidiaries in connection with the termination of their position or their employment as a direct result of a change in control of the Purchaser (including as a result of the Arrangement);
(B)
any collective bargaining or union agreement, or any actual or, to the knowledge of the Purchaser, threatened application for certification or bargaining rights in respect of the Purchaser or any of its subsidiaries;

(C)
any labour dispute, strike, lock-out, work slowdown or stoppage relating to or involving any employees of the Purchaser or any of its subsidiaries and no such event has occurred within the last year; or

(D)
any actual or, to the knowledge of the Purchaser, threatened material claim against the Purchaser or any of its subsidiaries arising out of or in connection with employment or consulting relationship or the termination thereof.

(ii)
Complete and correct copies of the agreements, arrangements and understandings referred to in paragraphs (A) and (B) of this Section 3.1(aaa) are included in the Purchaser Diligence Information.

(iii)
The Purchaser and its subsidiaries have not and are not engaged in any unfair labour practice and no unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of the Purchaser, threatened against the Purchaser or any of its subsidiaries.

(bbb)
Acceleration of Benefits.   No person will, as a result of any of the transactions contemplated herein or in the Plan of Arrangement, become entitled to (i) any retirement, severance, bonus or other similar payment from the Purchaser or any of its subsidiaries, (ii) the acceleration of the vesting or the time to exercise of any Purchaser Option or employee or director awards of the Purchaser or any of its subsidiaries, (iii) the forgiveness or postponement of payment of any indebtedness owing by such person to the Purchaser or any of its subsidiaries, or (iv) receive any additional payments or compensation under or in respect of any employee or director benefits or incentive or other compensation plans or arrangements from the Purchaser or any of its subsidiaries.

(ccc)
Employee Benefits.

(i)
Other than the Purchaser Option Plan and all Employee Plans set out in Section 3.1(ccc)(i) of the Purchaser Disclosure Letter, neither the Purchaser nor any of its subsidiaries has any pension or retirement income plans or other employee compensation or benefit plans, agreements, policies, programs, arrangements or practices, whether written or oral, which are maintained by or binding upon the Purchaser. The Purchaser is in compliance in all material respects with the terms of the Purchaser Option Plan and all applicable Laws related thereto.

(ii)
The Purchaser has provided as part of the Purchaser Diligence Information true, correct and complete copies of all the Employee Plans as amended as of the date hereof, together with all related documentation including, without limitation, funding and investment management agreements, summary plan descriptions, the most recent actuarial reports (including, for greater certainty, actuarial valuations in respect of any multi-employer pension plan), financial statements, asset statements, and all material opinions and memoranda (whether externally or internally prepared) and material correspondence with all regulatory authorities or other relevant persons.

(iii)
Each of the Purchaser and its subsidiaries has complied in all material respects with all the terms of, and all applicable Laws in respect of, the Employee Plans. All contributions, and premiums owing under the Employee Plans have been paid when due in accordance with the terms of the Employees Plans and applicable Laws. The Purchaser and/or its subsidiaries, as the case may be, have paid in full all contributions for the period up to the date hereof.
(ddd)
Purchaser Board Approval.   The Purchaser Board, at a meeting duly called and held, upon consultation with legal and financial advisors and receiving the unanimous recommendation of the Purchaser Special Committee, has unanimously determined that this Agreement and the Arrangement are fair to the Purchaser Shareholders and are in the best interests of the Purchaser, has unanimously approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement and has unanimously resolved to recommend that the Purchaser Shareholders vote in favour of the Arrangement Resolution. No action has been taken to amend, or supersede such determinations, resolutions or authorizations of the Purchaser Board.

(eee)
Purchaser Sub Board Approval.   The Purchaser Sub Board has unanimously determined that this Agreement and the transactions contemplated hereby are fair to the Purchaser Sub and the Purchaser, and are in the best interests of the Purchaser Sub and the Purchaser, and has unanimously approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement. No action has been taken to amend, or supersede such determinations, resolutions or authorizations of the Purchaser Board.

(fff)
Purchaser Diligence Information.   All Purchaser Diligence Information provided is true and correct in all respects and does not contain any omissions as at its respective date as stated therein, or, if any Purchaser Diligence Information is undated, as of the date of its delivery to the data room for purposes of the transactions contemplated by this Agreement. None of the Purchaser Diligence Information has been amended except as provided in the Purchaser Diligence Information. Additionally, all information provided to the Company in relation to the Company’s due diligence requests, including information not provided in the Purchaser Diligence Information, is true and correct in all respects and does not contain any omissions as at its respective date as stated therein and has not been amended except as provided to the Purchaser. The Purchaser acknowledges that the Company is relying on the Purchaser Diligence Information provided by the Purchaser to the Company in entering into this Agreement.

(ggg)
Arrangements with Securityholders.   Other than the Purchaser Support Agreements and this Agreement, the Purchaser does not have any agreement, arrangement or understanding (whether written or oral) with respect to the Company or any of its securities, businesses or operations, with any shareholder of the Company, any interested party of the Company or any related party of any interested party of the Company, or any joint actor with any such persons (and for this purpose, the terms “interested party”, “related party” and “joint actor” shall have the meaning ascribed to such terms in MI 61-101).

(hhh)
Collateral Benefits.   As of the date hereof, to the knowledge of the Purchaser, no related party of the Purchaser (within the meaning of MI 61-101) together with its associated entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Purchaser Shares, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the Transaction.

(iii)
Restrictions on Business Activities.   There is no agreement, judgment, injunction, order or decree binding upon the Purchaser or any of its subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting or impairing any business practice of the Purchaser or any of its subsidiaries or affiliates, any acquisition of property by the Purchaser or any of its subsidiaries or affiliates, or the conduct of business by the Purchaser or any of its subsidiaries or affiliates, as currently conducted (including following the transactions contemplated by this Agreement).

(jjj)
Indemnification Agreements.   The Purchaser Diligence Information contains correct and complete copies of all indemnity agreements and any similar agreements to which the Purchaser is a party that contain rights to indemnification in favour of the current officers and directors of the Purchaser.

(kkk)
Employment, Severance and Change of Control Agreements.   The Purchaser Diligence Information contains correct and complete copies of all employment, consulting, change of control and severance agreements to which the Purchaser is a party providing for severance payments in excess of the amount that would result by Law in connection with termination of employment of an employee without an agreement as to notice or severance.

(lll)
Ownership of Company Shares or other Securities.   Neither the Purchaser nor any of its affiliates own any Company Shares or any other securities of the Company.

3.2   Representations and Warranties of the Company
Except as specifically disclosed in the Company Disclosure Letter (which shall make reference to the applicable section in respect of which such qualification is being made), the Company represents and warrants to and in favour of the Purchaser and Purchaser Sub as follows and acknowledges that the Purchaser and Purchaser Sub are relying upon such representations and warranties in entering into this Agreement:
(a)
Corporate Existence, Power and Registration.   Each of the Company and its subsidiaries has been duly incorporated and is a valid and subsisting corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to conduct its business as now conducted or currently proposed to be conducted and to own or lease its property and assets, other than, in the case of the Company’s subsidiaries, where the failure to be so organized or to have such power, authority or standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and its subsidiaries is duly qualified, licensed, or registered to transact business in each jurisdiction where such qualification, license or registration is necessary, whether by reason of the ownership or leasing of property or the conduct of business, other than where the failure to qualify, license or register would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No acts or proceedings have been taken or instituted, are pending or, to the knowledge of the Company, have been threatened, in any such jurisdiction to dissolve or liquidate the Company or any of its subsidiaries, or to revoke, limit or curtail such power and authority of the Company or any of its subsidiaries, other than, in the case of the Company’s subsidiaries, where the failure to be so organized or to have such power, authority or standing would not reasonably be expect to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)
Subsidiaries and Investments.   The Company does not have any subsidiaries other than the subsidiaries as set out in Section 3.2(b) of the Company Disclosure Letter. Section 3.2(b) of the Company Disclosure Letter accurately sets out the name and jurisdiction of each subsidiary and the percentage owned directly or indirectly by the Company, and all such shares owned by the Company are legally and beneficially owned by the Company, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever, other than as disclosed in Section 3.2(b) of the Company Disclosure Letter. All of the outstanding shares of the subsidiaries of the Company have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares (or the equivalent legal concept in another jurisdiction) and, except pursuant to this Agreement or as otherwise disclosed in Section 3.2(b) of the Company Disclosure Letter, no person has any right, agreement or option for the purchase from the Company, of any interest in any of shares owned by the Company nor, to the knowledge of the Company, for the issue or allotment of any unissued shares in the capital of any of the subsidiaries of the Company or any other security convertible into or exchangeable for any such shares. None of the subsidiaries of the Company has any outstanding agreement, subscription, warrant, option, right or commitment (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option, right or commitment) obligating it to issue or sell any securities of such subsidiary, including any security or obligation of any kind convertible into or exchangeable or exercisable for any security of such subsidiary. There is no outstanding contractual obligation of any subsidiary of the Company to repurchase, redeem or otherwise acquire any securities of such subsidiary, or to qualify any securities of such subsidiary for public distribution in the United States or elsewhere.

(c)
Shareholder and Similar Agreements.   Except as set out in Section 3.2(c) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is a party to any shareholder, partnership, policy, voting trust or similar agreement relating to any of the issued and outstanding securities or equity interests of the Company or any of its subsidiaries, nor is the Company aware of any agreement which affects the voting control of any of the securities of the Company or any of its subsidiaries.

(d)
Significant Shareholders.   To the knowledge of the Company, except as set out in Section 3.2(d) of the Company Disclosure Letter, no person beneficially owns, or exercises control or direction over, directly or indirectly, 5% or more of the outstanding Company Shares.

(e)
Corporate Books and Records.   The minute books of the Company and its subsidiaries made available to the Purchaser in connection with its due diligence investigations of the Company for the period of examinations thereof, are all of the material minute books of the Company and its subsidiaries for such period. The minute books of the Company and its subsidiaries have been maintained in material compliance with applicable Laws, rules and regulations, and the Company Diligence Information includes complete and correct copies of the constating documents of each of the Company and its material subsidiaries and contains substantially complete and accurate records of all meetings and other corporate actions of the Company Board and the board of directors of each of its subsidiaries and the respective committees thereof.

(f)
Capitalization.

(i)
As of the close of business on the Business Day prior to the date of this Agreement, the authorized capital of the Company consists of 200,000,000 shares of common stock, par value US$0.001 per share and 5,000,000 shares of preferred stock, par value US$0.001 per share. As of the close of business on the Business Day prior to the date of this Agreement, there were 161,858,849 Company Shares issued and outstanding and no preferred stock outstanding.

(ii)
All issued and outstanding Company Shares have been duly authorized, are validly issued and outstanding, and are fully paid and non-assessable. No securities issued by the Company from the date of its incorporation to the date hereof were issued in violation of any pre-emptive rights or similar privileges. There are no dividends which have accrued or been declared but are unpaid on the Company Shares. All securities of the Company have been issued in accordance with the provisions of all U.S. Securities Laws or other applicable Laws. There are no plans to amend the constating documents of the Company or any subsidiary, other than as may be required in connection with the Arrangement. No person currently possesses any pre-emptive rights in respect of any issued and outstanding securities or equity interests of the Company or any subsidiary.

(g)
Convertible Securities.   As of the close of business on the Business Day prior to the date of this Agreement, there were outstanding (i) Company Options to purchase an aggregate of 760,408 Company Shares, (ii) Company DSUs to acquire an aggregate of 947,370 Company Shares, (iii) Company PSUs to acquire an aggregate of 461,530 Company Shares, (iv) Company RSUs to acquire an aggregate of 1,182,332 Company Shares, and (v) Company Warrants to acquire an aggregate of 1,500,000 Company Shares. Section 3.2(g) of the Company Disclosure Letter sets forth a schedule, as of the close of business on the Business Day prior to the date of this Agreement and to the extent applicable, of all outstanding grants to holders of Company Options, Company DSUs, Company PSUs and Company RSUs, and the number, exercise price, date of grant, expiration dates, vesting schedules, performance criteria and the names of the holders of such securities and whether each such holder is a current director of the Company or current officer, employee or consultant of the Company. Except as set out in this Section 3.2(g), there are no outstanding: (A) Company Convertible Securities or securities, notes or instruments convertible into or exercisable for any equity interests of the Company or its subsidiaries; (B) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Company or its subsidiaries; (C) stock appreciation right, phantom equity, restricted share unit, deferred share unit or similar right, agreement, arrangement or commitment based on the book value, share price, income or any other attribute of or related to the Company, and (D) Contracts of any kind, including employee benefit arrangements, requiring the issuance by the Company or its subsidiaries of any Company Shares, other equity securities or other equity interests of the Company or its subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. There are no outstanding securities, bonds, debentures or other evidences of indebtedness of the Company or its subsidiaries that have the right to vote (or that are convertible into or exercisable for securities having the right to vote) with the holders of Company Shares on any matter. There are no outstanding obligations of the Company or any of its subsidiaries with respect to the voting or disposition of any outstanding securities of the Company or any of its subsidiaries.
(h)
Rights.

(i)
Neither the Company nor any of subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Company or any of its subsidiaries.

(ii)
There are no outstanding rights which permit the holder thereof to cause the Company or any of its subsidiaries to file a registration statement under U.S. Securities Laws or other applicable Laws or which permit the holder thereof to include securities of the Company or any of its subsidiaries in a registration statement filed by the Company or any of its subsidiaries under U.S. Securities Laws or other applicable Laws, and there are no outstanding agreements or other commitments which otherwise relate to the registration or qualification of any securities of the Company or any of its subsidiaries for sale or distribution in any jurisdiction.

(i)
Public Disclosure.

(i)
Since January 1, 2023, the Company has filed or furnished all forms, reports, certifications, schedules, statements and documents required to be filed or furnished by it under the U.S. Securities Act or the U.S. Exchange Act, respectively (such forms, reports, certifications, schedules, statements and documents, collectively, the “Company SEC Documents”). As of their respective dates (or, if amended, supplemented or superseded by a filing prior to the date of this Agreement, then on the date of such amendment, supplement or superseding filing), each of the Company SEC Documents complied as to form in all material respects with the U.S. Securities Act and the U.S. Exchange Act, and none of the Company SEC Documents contained, when filed (or, if amended, supplemented or superseded by a filing prior to the date of this Agreement, then on the date of such amendment, supplement or superseding filing), any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii)
There are no outstanding comments from the SEC that have not been resolved.

(iii)
Each of the documents in the Company Public Disclosure Record is in compliance as to both form and content in all material respects with Canadian Securities Laws or other applicable Laws and does not contain any misrepresentation. The Company Public Disclosure Record collectively constitutes full, true and plain disclosure of all material facts relating to the Company and, except as may have been corrected by subsequent disclosure, does not contain any misrepresentation at the time such disclosure was made. There is no fact of specific application to the Company known to the Company which the Company has not already disclosed in the Company Public Disclosure Record which materially adversely affects, or so far as the Company can reasonably foresee, could materially adversely affect, the assets, Liabilities, affairs, business, capital, condition (financial or otherwise), operations or prospects of the Company or the ability of the Company to perform its obligations under this Agreement.

(iv)
The Company has at all times complied in all material respects with its obligations to make timely disclosure of material changes and there is no material fact or change concerning the Company required to be disclosed under Canadian Securities Laws which has not been disclosed in the Company Public Disclosure Record on or before the date hereof. The Company has not filed any confidential material change report with any securities regulator as of the date hereof that remains confidential. The Company is not subject to a continuous disclosure review with any stock exchange or securities regulator, nor are there any outstanding unresolved comments from any such stock exchange or securities regulator in respect of the technical disclosure included in the Company Public Disclosure Record.

(j)
No Cease Trade Order.   No order preventing, ceasing or suspending trading in any securities of the Company or any subsidiary or prohibiting the issue and sale of securities by the Company or any subsidiary has been issued and no proceeding or investigation for such purposes has been instituted or are pending, contemplated or threatened.

(k)
Securities Laws Matters.   The Company Shares are listed and posted for trading on the NYSE American. The Company is in compliance in all material respects with the rules and regulations of the NYSE American. Trading in the Company Shares on the NYSE American is not currently halted or suspended. No delisting, suspension of trading or cease trading order with respect to any securities of the Company is pending or, to the knowledge of the Company, threatened. To the knowledge of the Company, no inquiry, review or investigation (formal or informal) of the Company by any securities commission or similar regulatory authority under applicable Canadian Securities Laws, U.S. Securities Laws or the NYSE American is in effect or ongoing or expected to be implemented or undertaken.

(l)
Controls and Procedures.   The Company and its subsidiaries maintain a system of internal control over financial reporting and disclosure controls and procedures required by Rule 13a-15 or 15d-15 of the U.S. Exchange Act. Such controls and procedures are designed to provide reasonable assurance that: (i) transactions are executed in accordance with the general or specific authorization of management and directors of the Company; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Company in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets of the Company and the subsidiaries is permitted only in accordance with the general or specific authorization of management and directors of the Company; (iv) the recorded accountability for assets of the Company and the subsidiaries is compared with the existing assets of the Company and the subsidiaries at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the unauthorized acquisition, use or disposition of the assets of the Company or any subsidiary that could have a material effect on the Company’s interim or annual financial statements is prevented or detected in a timely manner.

(m)
Accounting Policies.   There has been no material change in accounting policies or practices of the Company since December 31, 2024, other than as required by U.S. GAAP and as disclosed in the Company Financial Statements.

(n)
Independent Auditors.   BDO USA, LLP, Chartered Professional Accountants, the Company’s current auditors who reported on and audited the Company Annual Financial Statements, are independent public accountants as required by U.S. Securities Laws.

(o)
Audit Committee.   The Audit Committee of the Company Board is comprised and operated in accordance with the requirements of the NYSE American Company Guide.

(p)
Transfer Agent.   Computershare Trust Company, N.A. has been duly appointed as the registrar and transfer agent in respect of the Company Shares.

(q)
Insolvency.

(i)
Neither the Company nor any of its subsidiaries is a “debtor” that has commenced a case or has had a case commenced against it or, to its knowledge, threatened to be commenced against it, under title 11 of the United States Code or has sought similar protection before any court or pursuant to any similar legislation, has proposed a compromise or arrangement to its creditors generally, has taken any similar act or undertaken or become subject to a similar proceeding with respect to a compromise or arrangement, has made any assignment for the benefit of its creditors, or has had any person holding any Lien or receiver take possession of any of the property thereof.
(ii)
No receiver, trustee, or custodian has been appointed or, to the Company’s knowledge, threatened to be appointed by any person in respect of the Company or any of its subsidiaries or all or any of their respective assets and, to the knowledge of the Company, no steps have been taken to initiate any such appointment. No analogous appointments have been made or initiated under any Laws applying to the Company or any of its subsidiaries.

(iii)
No order has been made, no resolution has been passed and no petition has been filed or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries for the winding up, dissolution or liquidation of the Company or any of its subsidiaries or for a provisional liquidator to be appointed in respect of the Company, and no petition has been presented or, to the Company’s knowledge, threatened and no meeting of the Company Board, the Company Stockholders, or a similar group or person with respect to the Company’s subsidiaries has been convened for the purpose of the winding up, dissolving, or liquidating the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has become subject to analogous proceedings under any Laws.

(r)
Financial Statements.   Each of the Company Financial Statements as contained in the Company Public Disclosure Record: (i) comply as to form in all material respects with the requirements of U.S. Securities Laws; (ii) present fairly, in all material respects, the financial position of the Company and its subsidiaries on a consolidated basis as of the dates thereof and the results of operations, cash flows and shareholders’ equity as of and for each of the periods then ended; (iii) were prepared in accordance with U.S. GAAP in effect from time to time applied on a consistent basis throughout the periods involved, in each case, except, in the case of any unaudited financial statements, for the absence of normal period end adjustments, none of which are material, individually or in the aggregate; and (iv) contain and reflect adequate provision or allowance for all reasonably anticipated Liabilities, expenses and losses of the Company, on a consolidated basis, in accordance with GAAP. The Company does not intend to correct or restate, nor, to the knowledge of the Company is there any basis for any correction or restatement of, any aspect of any of the Company Financial Statements. Neither the Company nor any of its subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its subsidiaries, in the published financial statements of the Company or the Company Public Disclosure Record.

(s)
Liabilities and Indebtedness.   Except to the extent reflected or disclosed in the Company Financial Statements, neither the Company nor any of its subsidiaries has any material Liabilities of any nature (whether accrued, absolute, contingent or otherwise), or any obligation to issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other person required to be reflected or disclosed therein. In addition, except to the extent reflected or disclosed in the Company Financial Statements, as set out in Section 3.2(s) of the Company Disclosure Letter or otherwise disclosed in the Company Public Disclosure Record, none of the Company and its subsidiaries has any Contract, agreement or other arrangement (whether oral or written) still in force under each of which the Company or (as the case may be) the subsidiary has an obligation to pay (whether before or after the Effective Date) in excess of US$100,000, whether in cash or in kind, and whether in the form of economic Liability (arising from a Claim) or otherwise. There are no outstanding loans made by the Company to any director or officer of the Company.

(t)
Off-Balance Sheet Arrangements and Liabilities.   There are no material off-balance sheet transactions, arrangements or obligations (including contingent obligations) of the Company or any subsidiary which are required to be disclosed and are not disclosed or reflected in the

Company Financial Statements and the Company and its subsidiaries do not have any material Liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent, or otherwise, which are not disclosed or referred to in the Company Financial Statements.
(u)
Financial Books and Records.   The financial books, records and accounts of the Company and each of its subsidiaries, in all material respects: (i) have been maintained in accordance with accounting principles generally accepted in the jurisdiction of incorporation of each such entity on a basis consistent with prior years; (ii) are stated in reasonable detail and accurately and fairly reflect the material transactions and dispositions of the assets of the Company and its subsidiaries; and (iii) accurately and fairly reflect the basis for the Company Financial Statements.

(v)
Litigation.   Except as set out in Section 3.2(v) of the Company Disclosure Letter, there is no action, suit, proceeding, judgment, Claim, inquiry or investigation (including any Claim by indigenous persons) existing, pending or, to the knowledge of the Company after due inquiry, threatened against any of the property or assets of the Company or any of its subsidiaries, at law or equity, or before any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the assets, Liabilities (contingent or otherwise), affairs, business, capital, condition (financial or otherwise), operations or prospects of the Company or any of its subsidiaries or their ability to perform their respective obligations, and, to the knowledge of the Company, there is no basis for the assertion of any of the foregoing. Neither the Company nor any of its subsidiaries is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which either individually or in the aggregate, may result in a Company Material Adverse Effect or adversely affect the ability of the Company to perform its obligations hereunder. There is no legal or regulatory action or proceeding pending or, to the knowledge of the Company, threatened, which could enjoin, restrict or prohibit the Company from performing its obligations hereunder.

(w)
Taxes.

(i)
All Returns required to be filed with respect to the income, operations, business or assets of the Company and its subsidiaries have been filed in a timely manner (or appropriate extensions have been obtained) with the appropriate Governmental Authority in all jurisdictions in which such Returns are required to be filed, and all of the foregoing as filed are, in all material respects, correct, complete and reflect accurately all Liability for Taxes of the Company and its subsidiaries for the periods to which such Returns relate, and all amounts shown as owing thereon have been paid or are being contested in good faith; the Company and its subsidiaries have made provision in the Company Financial Statements for appropriate amounts in respect of any Taxes that are reasonably likely to be assessed in accordance with U.S. GAAP, withheld and collected all Taxes required to be withheld and collected by it and remitted such Taxes to the appropriate Governmental Authority, and paid and discharged all obligations (other than obligations for Taxes not yet due and payable) incidental to any statutory lien or deemed trust imposed upon it by applicable Law which if unpaid, might become a Lien on any of its assets; and no assessment or appeal is, to the Company’s knowledge, being asserted or processed with respect to any Return, Tax or Tax obligation of the Company or any of its subsidiaries.

(ii)
Except as set out in Section 3.2(w)(ii) of the Company Disclosure Letter, the Company is not aware of any Tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Return by the Company or any of its subsidiaries or the payment of any material Tax, governmental charge, penalty, interest or fine against any of them.

(iii)
Except as set out in Section 3.2(w)(iii) of the Company Disclosure Letter, there are no material actions, suits, proceedings, investigations or Claims now ongoing or, to the best knowledge of the Company, threatened or pending against the Company or any of its subsidiaries which could result in a material Liability in respect of Taxes, charges or levies of any Governmental Authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any Governmental Authority relating to Taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any Governmental Authority.
(iv)
No written claim has been made by any Governmental Authority in a jurisdiction where the Company or any of its subsidiaries does not file Returns that the Company or any of its subsidiaries is or may be subject to Tax by that jurisdiction. To the knowledge of the Company, there is no basis for a claim that the Company or any of its subsidiaries is subject to Tax in a jurisdiction in which the Company does not file Returns.

(v)
There are no liens for unpaid Taxes (other than permitted encumbrances or in respect of Taxes not yet due and payable) upon any of the assets of the Company or any of its subsidiaries.

(vi)
The Company and each of its subsidiaries has withheld or collected all amounts required to be withheld or collected by it on account of Taxes and has remitted all such amounts to the appropriate Governmental Authority when required by Law to do so, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(vii)
There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from the Company or any of its subsidiaries for any taxable period and no request for any such waiver or extension is currently outstanding or pending.

(viii)
Each of the Company and its subsidiaries has provided the Purchaser with true, correct and complete copies of all material Returns, examination reports and statements of deficiencies, if any, for the most recently completed taxable period, or transactions consummated, prior to the date of this Agreement for which the applicable normal reassessment period or other standard statutory period of limitations has not expired, in respect of the Company.

(ix)
The Company and each of its subsidiaries is classified as a corporation for U.S. federal income tax purposes.

(x)
None of the Company or any of its subsidiaries has participated in a “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b)(2).

(xi)
None of the Company or any of its subsidiaries is, or has been, a party to any “reportable transaction” as defined in Section 6707A(c)(1) of the Code and U.S. Treasury Regulation Section 1.6011-4(b).

(xii)
Neither the Company nor its subsidiaries has either filed or been included in a consolidated federal or state tax return nor is a party to, or bound by, any Tax indemnity, Tax sharing, Tax allocation or similar agreement, the principal purpose of which relates to the allocation or sharing of Taxes and neither the Company nor any of its subsidiaries owes any amount under any such agreement.

(xiii)
No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any taxing authority with respect to the Company or any of its subsidiaries.

(xiv)
Neither the Company nor any of its subsidiaries has been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes. Neither the Company nor any of its subsidiaries has any Liability for Taxes of any person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or non-U.S. Law), as transferee or successor, by contract or otherwise.

(xv)
Neither the Company nor any of its subsidiaries will be required to include any item of income in, or exclude any item or deduction from, taxable income for the taxable period or portion thereof ending after the Effective Date with respect to any item of income or deduction relating to the Company as a result of:

(A)
any change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign Tax Laws), or use of an improper method of accounting, for a taxable period ending on or prior to the Effective Date;

(B)
an installment sale or open transaction occurring on or prior to the Effective Date;

(C)
a prepaid amount received on or prior to the Effective Date;

(D)
interest held by the Company in a “controlled foreign corporation” (as that term is defined in Section 957 of the Code) on or before the Effective Date pursuant to Section 951 of the Code;

(E)
any closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign Law;

(F)
intercompany transactions occurring prior to the Effective Date or any excess loss account in existence prior to the Effective Date described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or foreign income Tax law);

(G)
any election under Section 108(i) of the Code (or similar provision of state, local or foreign law);

(H)
any debt instrument held prior to the Closing that was acquired with “original issue discount” as defined in Section 1273(a) of the Code or subject to the rules set forth in Section 1276 of the Code; or

(I)
any election pursuant to Section 965(h) of the Code.

(xvi)
None of the Company or any of its subsidiaries has made an election pursuant to Section 897(i) of the Code.

(xvii)
Each of the Company and its subsidiaries is in compliance with all state unclaimed property Laws and has turned over to the appropriate states all unclaimed property in accordance with relevant state unclaimed property Laws and the priority rules established and affirmed with respect thereto.

(xviii)
Each of the Company and its subsidiaries is in material compliance with all terms and conditions of all Tax grants, credits, abatements and other similar incentives granted by any tax authority for the benefit of the Company (or its subsidiaries) and the consummation of the transactions contemplated by this Agreement shall not adversely affect the Company’s (or any subsidiary’s) ability to benefit from any such Tax grant, credit, abatement or other similar incentive in any taxable period ending after the Effective Date.

(xix)
Each of the Company and its subsidiaries has timely and properly collected all sales, use, value-added and similar Taxes required to be collected, and has remitted on a timely basis such amounts to the appropriate Governmental Authority. Each of the Company and its subsidiaries has timely and properly requested, received and retained all necessary exemption certificates and other documentation supporting any claimed exemption or waiver of Taxes on sales or similar transaction as to which it would otherwise have been obligated to collect or withhold Taxes.

(xx)
Neither the Company nor any of its subsidiaries has deferred the inclusion of any amounts in taxable income pursuant to IRS Revenue Procedure 2004-34, Treasury Regulations Section 1.451-5, Sections 455 or 456 of the Code or any corresponding or similar provision of Law (irrespective of whether or not such deferral is election).

(xxi)
Neither the Company nor any of its subsidiaries has a permanent establishment (within the meaning of the applicable Tax treaty) or otherwise have an office or fixed place of business in a country other than the country it is organized.

(xxii)
Neither the Company nor any of its subsidiaries has distributed the stock of another person, or has not had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code.

(xxiii)
Neither the Company nor any of its subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(xxiv)
Neither the Company nor any of its subsidiaries has taken or agreed to take any action that would prevent the Arrangement from constituting a reorganization qualifying under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

(xxv)
Neither the Company nor any of its subsidiaries is aware of any agreement, plan or other circumstance that would prevent the Arrangement from qualifying as a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

(x)
Interests of Officers, Directors and Other Affiliates.   Other than as disclosed in the Company Public Disclosure Record, none of the directors, officers, employees, consultants or advisors of the Company or any subsidiary, any known holder of more than 10% of any class of shares of the Company, or any known associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any previous transaction or any proposed transaction with the Company which, as the case may be, materially affected, is material to or will materially affect the Company.

(y)
Directors and Officers.   To the knowledge of the Company, none of the directors or officers of the Company are now, or have ever been, subject to an order or ruling of any Governmental Authority prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange.

(z)
Non-Arm’s Length Transactions.   Except as disclosed in the Company Public Disclosure Record, neither the Company nor any of its subsidiaries owes any amount to, nor has it made any present loans to, or borrowed any amount from or is otherwise indebted to, any officer, director, employee, agent, insider or securityholder of the Company or any of its subsidiaries, any person which is an affiliate or associate of any of the foregoing persons or any person not dealing at arm’s length with the Company or any subsidiary, except for usual employee compensation, reimbursements and benefits paid or other advances of funds in the ordinary and normal course of the business of the Company. Except usual employee or consulting arrangements made in the ordinary and normal course of business or as disclosed in the Company Public Disclosure Record, neither the Company nor any subsidiary is a party to any Contract, agreement or understanding with any officer, director, employee, agent, insider, securityholder of the Company or any of its subsidiaries, any person which is an affiliate or associate of any of the foregoing persons or any other person not dealing at arm’s length with the Company. No officer, director or employee of the Company and no person which is an affiliate or associate of any of the foregoing persons, owns, directly or indirectly, any interest (except for equity securities as disclosed in the Company Public Disclosure Record) in, or is an officer, director, employee or consultant of, any person which is, or is engaged in, a business competitive with the business of the Company which could adversely affect the ability to properly perform the services to be performed by such person for the Company. To the knowledge of the Company, no officer, director, employee or security holder of the Company has any cause of action or other Claim whatsoever against, or owes any amount to, the Company except for Claims in the ordinary and normal course of the business of the Company such as for accrued vacation pay or other amounts or matters which would not be material to the Company.

(aa)
Non-Contravention.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not:

(i)
violate, contravene, conflict with, constitute a default, create a state of facts which after notice or lapse of time or both would constitute a default or require any consent to be obtained under any provisions of: (A) any resolutions of the Company Board (or any committee thereof) or shareholders, (B) the constating documents of the Company or any of its subsidiaries, (C) any shareholders’ agreement or rights plan, (D) any other Contract, agreement or understanding with any person holding an ownership interest in the Company or any of its subsidiaries, or (E) any Company Material Contract;

(ii)
subject to obtaining NYSE American approval and the other Regulatory Approvals specifically contemplated in this Agreement, contravene or conflict with or constitute a violation of any provision of any Law or order binding upon or applicable to the Company or its subsidiaries;

(iii)
constitute a default (or would create a state of facts which after notice or lapse of time or both would constitute a default) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any Company Material Contract or under any material license, franchise, Permit or other similar authorization held by the Company or its subsidiaries; or

(iv)
result in the creation or imposition of any Lien on any asset of the Company or its subsidiaries.

(bb)
Compliance with Law.   The Company and its subsidiaries are in material compliance and have conducted their business so as to comply, in all material respects, with all Laws and orders of any court, administrative agency, commission, regulatory authority or other Governmental Authority in each jurisdiction in which the Company and its subsidiaries carry on business. To the best of the Company’s knowledge, there are no orders (whether rendered by a court or administrative agency or by arbitration) against the Company or its subsidiaries or against any of their properties, assets or businesses. To the knowledge of the Company, there is no pending or proposed change to any Laws applicable to the Company or its subsidiaries that would render illegal or materially restrict the current or proposed business of the Company and its subsidiaries.

(cc)
No Defaults.   The Company and its subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their constating documents, or (ii) in default or violation of any term, condition or provision of (A) any Law or order applicable to the Company or any of its subsidiaries or any of their respective properties or assets, or (B) any Company Material Contract, Permit or concession to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries or their respective properties or assets may be bound, and no circumstances exist which would entitle a party to any Company Material Contract to terminate such Company Material Contract or accelerate the maturity of any material amount owing thereunder, as a result of the Company or its subsidiaries having failed to meet any material provision thereof.

(dd)
Operational Matters.   All royalties (whether statutory or contractual), overriding royalty interests, production payments, net profits, earnouts, streaming agreements, metal pre-payment or similar agreements, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect assets of the Company and its subsidiaries, have been, in all material respects: (i) duly paid; and (ii) duly performed.

(ee)
Material Contracts.

(i)
Section 3.2(ee) of the Company Disclosure Letter sets out a list of each Company Material Contract. The Company Diligence Information includes complete and correct copies of all Company Material Contracts to which the Company or its subsidiaries is a party and no such Company Material Contract has been modified, rescinded or terminated.

(ii)
Each Company Material Contract to which the Company or its subsidiaries is a party is in full force and effect, unamended, and the Company or its subsidiaries is entitled to all rights and benefits thereunder in accordance with the terms thereof. All Company Material Contracts are legal, valid, binding and in full force and effect and are unamended and enforceable by the Company and its subsidiaries in accordance with their respective terms and are the product of arm’s length negotiations between the parties thereto.
(iii)
The Company and the subsidiaries have performed in all material respects all respective obligations required to be performed by them to date under the Company Material Contracts, are entitled to all benefits under such Company Material Contracts and are not alleged to be (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder, nor, to the Company’s knowledge, is any counterparty thereto in breach or default in any material respect thereunder.

(iv)
None of the Company or its subsidiaries is aware of the invalidity of any Company Material Contract or any grounds for termination, rescission, avoidance or repudiation of any Company Material Contract or have received notice of termination of any Company Material Contract.

(v)
No existing material supplier, distributor, service provider, contractor or third party partner of the Company or any of its subsidiaries has indicated that it intends to terminate its relationship with the Company or such subsidiary or that it will be unable to meet the Company’s or such subsidiary’s supply, distribution, service or contracting requirements, and to the knowledge of the Company, there is no reason to believe that any such supplier, distributer, service provider, contractor or third-party partner does not intend to continue dealing with the Company or any subsidiary on substantially the same terms as presently conducted, subject to changes in pricing and volume in the ordinary course of business.

(ff)
Intellectual Property.   Except in each case to the extent that it could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(i)
the Company and its subsidiaries own, or are validly licensed or otherwise have adequate enforceable rights to use, all patents, patent rights, trademarks, trade names, service marks, copyrights, know how and other proprietary intellectual property rights that are used or currently proposed to be used in their respective businesses;

(ii)
the use by the Company and its subsidiaries of its registered trademarks, service marks, copyrights, industrial designs, patents, design patents and all applications therefor (“Company Applicable IP”), does not infringe upon or breach the industrial or intellectual property rights of any other person; and

(iii)
neither the Company nor any of its subsidiaries have commenced legal proceedings against any person relating to an infringement by such person of any Company Applicable IP.

(gg)
Absence of Certain Changes.   Since December 31, 2024, except in connection with the transaction contemplated by the Arrangement, or as disclosed in the Company Public Disclosure Record, the Company has conducted its business only in the ordinary course and there has not occurred:

(i)
any event, occurrence, development or state of circumstances or facts that has had or that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(ii)
any amendments or changes in the constating documents of the Company or any of its subsidiaries;

(iii)
any material damage, destruction or loss, whether or not covered by insurance;

(iv)
any material write-down by the Company of any of the assets of the Company or its subsidiaries;

(v)
any expenditure or commitment to expend by the Company or its subsidiaries with respect to capital expenses;

(vi)
any acquisition or sale, lease, license or other disposition or encumbrance by the Company or any subsidiary of any interest in the Company Properties or any other material assets;

(vii)
any satisfaction or settlement of any material claim, liability or obligation of the Company;

(viii)
any material change in the Company’s accounting policies, principles, methods, practices or procedures; or

(ix)
any

(A)
incurrence, assumption or guarantee by the Company or its subsidiaries of any debt for borrowed money other than in the ordinary course of business consistent with past practice or for equipment leases;

(B)
issuance, or sale of any Company Shares, other voting securities or Company Convertible Securities other than the grant of options or other awards to purchase or receive Company Shares to directors, employees and consultants pursuant to the Company Equity Incentive Plan, or the issuance of Company Shares pursuant to the exercise, vesting, or settlement of awards under the Company Equity Incentive Plan;

(C)
issuance or sale of options, warrants, or other rights to acquire from the Company or its subsidiaries, directly or indirectly, securities of the Company or any securities convertible into or exchangeable for any such securities, other than options or other awards to purchase or receive Company Shares issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

(D)
issuance or sale of any stock, bond or other corporate security by the Company or any of its subsidiaries;

(E)
discharge or satisfaction of any material Lien, other than current Liabilities incurred since December 31, 2024 in the ordinary course of business;

(F)
declaration or making of any payment or distribution to Company Stockholders or purchase or redemption of any share of its capital stock or other security;

(G)
sale, assignment or transfer of the properties of the Company or any of its subsidiaries or any portion thereof;

(H)
waiver by the Company or any of its subsidiaries of any right of substantial value whether or not in the ordinary course of business;

(I)
change in officer compensation of the Company or any of its subsidiaries, except in the ordinary course of business consistent with past practice; or

(J)
other commitment (contingent or otherwise) to do any of the foregoing;

(K)
creation, sufferance or assumption by the Company or any of its subsidiaries of any Lien on their respective properties other than Liens existing on the date hereof, arising in the ordinary course of business or in connection with equipment leases or working capital lines of credit; or

(L)
entry any entry into, amendment of, relinquishment, termination or non-renewal by the Company or its subsidiaries of any Company Material Contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business.

(hh)
Restrictions on Business Activities.   There is no agreement, obligation or order binding upon the Company or its subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or its subsidiaries, any acquisition of property by the Company or its subsidiaries or the conduct of business by the Company or its subsidiaries as currently conducted or as currently proposed to be conducted by the Company.
(ii)
Confidentiality Agreements.   All agreements entered into by the Company or any of its subsidiaries with persons regarding the confidentiality of information provided to such person or reviewed by such persons with respect to any transaction in the nature described in the definition of Company Acquisition Proposal, that remain in force and effect as the date hereof each contain customary provisions, including standstill provisions, have not been waived or released with respect to the applicability of any such “standstill” or other provisions of such confidentiality agreements, except to the extent such agreements contain provisions that provide for automatic exemptions as a result of the Arrangement.

(jj)
Insurance.   The insurance policies providing insurance coverage to the Company or its subsidiaries are adequate for the business conducted or currently proposed to be conducted by the Company and its subsidiaries and are sufficient for compliance by the Company and its subsidiaries with all requirements of applicable Laws and all material agreements to which the Company or its subsidiaries is a party or by which any of their assets are bound. All insurance policies of the Company are disclosed in Section 3.2(jj) of the Company Disclosure Letter and the Company Diligence Information includes complete and correct copies of such insurance policies. All insurance policies of the Company are in full force and effect and are valid and enforceable in accordance with their terms, and the Company and its subsidiaries have complied with all material terms and conditions of such policies, including premium payments, and there are no material Claims by the Company or its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. All of such policies shall remain in full force and effect and shall not be cancelled or terminated as a result of this Agreement. None of the insurance carriers has indicated to the Company or its subsidiaries an intention to cancel any such policy or deny any Claim made thereunder. The Company has no reason to believe that it will be unable to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Company Material Adverse Effect.

(kk)
Licenses; Compliance with Regulatory Requirements.

(i)
The Company and each of its subsidiaries holds all Governmental Authorizations required under applicable Law for the operation of the business of the Company and its subsidiaries as currently operated.

(ii)
All of such Governmental Authorizations have been duly issued or obtained and are in full force and effect and are not subject to appeal or similar proceedings by or before any Governmental Authority, and the Company and its subsidiaries are in material compliance with the terms of all such Governmental Authorizations, including that all fees and other amounts required to be paid with respect to such Governmental Authorizations to the date hereof have been paid.

(iii)
The Company and its subsidiaries have not engaged in any activity that, to the knowledge of the Company, could cause revocation or suspension of any such Governmental Authorizations.

(iv)
The Company has no knowledge of any facts which could reasonably be expected to cause the Company to believe that such Governmental Authorizations will not be renewed by the appropriate Governmental Authorities in the ordinary course.

(v)
Neither the execution, delivery nor performance of this Agreement would adversely affect the status of any of such Governmental Authorizations.

(ll)
Title to Assets.

(i)
The Company or one or more of its subsidiaries, is the legal and beneficial owner of and has good title to, or a valid leasehold interest in, the real property interests comprising the Company Properties and holds the mineral, surface, access, exploration and other rights or interests to the Company Properties that are necessary for the conduct of the business of the Company or any of its subsidiaries, as currently conducted (collectively, the “Company Property Rights”), free and clear of all Liens, except for Company Permitted Liens.

(ii)
Section 3.2(ll)(ii) of the Company Disclosure Letter contains a list of all royalties (whether statutory or contractual), overriding royalty interests, production payments, interest burdens, net profits, earnouts, streaming agreements, metal pre-payment or similar agreements burdening any of the Company Property Rights. The Company is not aware of (A) any material Claim or the basis for any material Claim that might or could reasonably be expected to adversely affect the right of the Company or any subsidiary to use, transfer or otherwise exploit the Company Properties or the Company Property Rights, or (B) any current responsibility or obligation of the Company or any subsidiary to pay any outstanding material commission, royalty, license fee or similar payment to any person with respect to any of the Company Properties or the Company Property Rights, except the royalties set out in Section 3.2(ll)(ii) of the Company Disclosure Letter.

(iii)
(A) None of the Company Properties nor any Company Property Rights has been condemned, taken or expropriated by any Governmental Authority, nor (B) has any written notice in respect thereof been received by the Company, nor (C) to the knowledge of the Company, is there any proposal by any Governmental Authority to give any such notice or commence any such proceeding.

(iv)
To the knowledge of the Company, no third party holds any material interest or right to acquire an interest in the Company Properties or any priority over the Company in respect of the Company Properties (or any interest therein), including any rights of first refusal, earn-in rights, back-in rights, streaming rights, purchase rights, options, acquisition rights or other similar third-party rights to acquire an interest in the Company Properties, except as disclosed in the Company Public Disclosure Record.

(v)
To the knowledge of the Company, the mining leases, licenses, concessions, claims, or agreements pursuant to which the Company and its subsidiaries derive their interest in the Company Properties (A) were issued or entered into in all material respects in accordance with all applicable Laws, (B) are valid, subsisting and enforceable against the parties thereto in accordance with the terms thereof; (C) all parties thereto are in material compliance with the terms thereof; (D) no third party has filed or registered an application for any competing or conflicting mining lease, license, concession, claim or other property right in respect of any material part of the Company Properties; and (E) neither the Company nor any of its subsidiaries has received any notice, whether written or oral from the applicable counterparty, any Governmental Authority or any person with jurisdiction or applicable authority of any material default under or any cancelation, revocation or intention to cancel or revoke the Company’s or any of its subsidiaries’ interests in the Company Properties.

(vi)
None of the directors or officers of the Company or its subsidiaries holds any right, title or interest in, nor has taken any action to obtain, directly or indirectly, any right, title and interest in the Company Properties or in any permit, concession, mining claim, lease, licence or other right to explore for, exploit, develop, mine or produce minerals, ore or metals from or in any manner in relation to each of the Company Properties and any other properties located within 20 kilometres of each of the Company Properties.

(vii)
The Company and each of its subsidiaries has good title to, or a valid and binding leasehold interest in, all material personal property owned or used by it in their operations, free and clear of all Liens other than Company Permitted Liens.

(mm)
Indigenous Claims.   With respect to the Company Properties, (i) there are no claims or actions with respect to indigenous rights currently outstanding, or to the knowledge of the Company, threatened or pending; (ii) there are no land entitlement claims having been asserted or any legal actions relating to indigenous issues having been instituted; and (iii) there is no dispute with any local or indigenous group or, to the knowledge of the Company, threatened or pending, in each case, except for such claims, actions or disputes as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(nn)
Community Relations.   Other than as set out in Section 3.2(nn) of the Company Disclosure Letter, to the knowledge of the Company, no authorized representative of any community in the vicinity (including any ejido or indigenous group) of any of the Company Properties has communicated in writing to the Company or any of its subsidiaries: (i) a requirement that the consent of such community be obtained as a condition to continued operation of any such Company Property, (ii) complaints regarding unauthorized operations, (iii) any violation related to environmental, agrarian, ejido or communal restrictions, including proceedings related to ejido donations or endowments or extensions or requests for ejido or agrarian appropriations or pre-emptive rights or similar rights in agrarian matters on any of the Company Properties, or (iv) a material increase in the compensation payments payable by the Company or any of its subsidiaries under any community development or social framework or similar agreements as a condition to the continued operation of such Company Properties, other than such communications in the ordinary course.

(oo)
NGOs and Community Groups.   No material dispute between the Company or any of its subsidiaries and any non-governmental organization, ejido, indigenous group, community, or community group exists or, to the knowledge of the Company, is threatened or imminent with respect to any of the Company Properties or operations.

(pp)
Technical Disclosure.

(i)
To the knowledge of the Company, each of the Company Technical Report Summaries complies in all material respects with S-K 1300, the estimates of the mineral resources and mineral reserves set forth therein, as applicable, have been prepared in accordance with industry standards set forth in S-K 1300, the method of estimating such mineral resources and mineral reserves, as applicable, has been verified by mining experts who are “qualified persons” (within the meaning of S-K 1300) and the information upon which the estimates of mineral resources and mineral reserves, as applicable, were based, was, at the time of delivery thereof, complete and accurate in all material respects and there have been no material changes to such information since the date of delivery or preparation thereof.

(ii)
To the knowledge of the Company, all of the material assumptions underlying the estimates of the mineral resources and mineral reserves, as applicable, in the Company Technical Report Summaries were reasonable and appropriate as at the date of each of the Company Technical Report Summaries.

(qq)
Operations.   All exploration, development and other actions and operations by the Company or any of its subsidiaries, have been conducted by the Company or its subsidiaries in all material respects in accordance with applicable Laws and with good mining exploration and engineering practices.

(rr)
Legislation.   The Company is not aware of any legislation, or proposed legislation published by a Governmental Authority, which it anticipates will have a Company Material Adverse Effect.

(ss)
Environmental Matters.

(i)
To the knowledge of the Company, the properties, assets and operations of the Company and its subsidiaries are and for the last five (5) years been in material compliance with all Environmental Laws and, to the knowledge of the Company, the respective properties, assets and operations of its respective predecessors have complied in all material respects with all Environmental Laws. The Company has no basis to expect, nor has it received any actual, or to the knowledge of the Company, threatened, written or oral order, notice, report or other communication from any Governmental Authority, any community in the vicinity (including any ejido or indigenous group) of any of the Company Properties, or other person of any actual, potential or alleged violation of or failure of the properties, assets or operations of the Company or any of its subsidiaries to comply with any Environmental Law. Neither the Company nor any subsidiary is subject to any Liability relating to non-compliance with any Environmental Law.
(ii)
The Company and its subsidiaries have obtained and complied with, and are in compliance with, in all material respects, all Governmental Authorizations that are required pursuant to any Environmental Laws for the operation of the business carried on by the Company and its subsidiaries as at the date hereof and the occupation of each of the Company Properties. Each Governmental Authorization is valid, subsisting and in good standing and the Company is not, to the knowledge of the Company, in default or breach of any Governmental Authorization and no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any Governmental Authorization which, individually or in the aggregate, if the subject of an unfavourable decision, could reasonably be expected to result in a Company Material Adverse Effect.

(iii)
In connection with the Company’s treatment, storage, disposal, transportation, handling, manufacturing and distribution of Hazardous Substances, neither the Company nor, to the knowledge of the Company, any predecessor, with respect to its assets and operations, has any current or future material Liabilities, including any Liability for fines, penalties, corrective action costs, personal injury, property damage, natural resource damages or attorney’s fees, pursuant to any Environmental Laws, and to the knowledge of the Company, none of the assets of the Company are contaminated by any Hazardous Substances.

(iv)
The Company and its subsidiaries have not treated or disposed of, or arranged for the treatment or disposal of, any Hazardous Substances at any location or in a manner that could reasonably be expected to result in material liability of the Company or its subsidiaries.

(v)
There are no outstanding bonds, or other surety or security arrangements issued or entered into in connection with the assets or the operations of the Company or its subsidiaries for remediation or otherwise. No other bond, surety or security arrangement is required to satisfy the requirements of any Environmental Laws or other Laws applicable to the Company or its subsidiaries with respect to their respective assets and current operations.

(tt)
Financial Advisors or Brokers.   The Company has not incurred any obligation or liability, contingent or otherwise, or agreed to pay or reimburse any broker, finder, financial adviser or investment banker, for any brokerage, finder’s, advisory or other fee or commission, or for the reimbursement of expenses, in connection with this Agreement, the transactions contemplated hereby or any alternative transaction in relation to the Company, other than with respect to the Company Financial Advisor. The Company has provided the Purchaser correct and complete copies of the agreements under which the Company Financial Advisor has agreed to provide services to the Company. Section 3.2(tt) of the Company Disclosure Letter sets out the aggregate estimated amount determined to be payable to and as agreed upon with the Company Financial Advisor in the event the Arrangement is completed.

(uu)
Labour and Employment Matters.

(i)
The Company and its subsidiaries are currently in material compliance with all applicable Laws respecting employment and employment practice, workers’ compensation, workers’ profit sharing, outsourcing, occupational health and safety and similar legislation, including payment in full of all amounts owing thereunder, and there are no pending Claims or outstanding orders of a material nature against any them under applicable employment and employment practice, workers’ compensation legislation, occupational health and safety or similar legislation nor has any event occurred which may give rise to any such material Claim.

(ii)
Neither the Company nor any subsidiary has received any notice of any unresolved matter and there are no outstanding orders under any employment or human rights legislation in any jurisdiction in which the Company or any subsidiary carries on business or has employees.

(iii)
No employee has any agreement as to the length of notice required to terminate such employee’s employment with the Company or any subsidiary in excess of 24 months or equivalent compensation, and all benefit and pension plans of the Company and each subsidiary are funded in accordance with applicable Laws and no past service funding liability exists thereunder.

(iv)
Each plan of the Company, and each plan of any subsidiary, for retirement, bonus, stock purchase, profit sharing, stock options, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, pension or incentive and any other plan contributed to, or required to be contributed to, by the Company or any subsidiary for the benefit of any current or former officer, director, employee or consultant of the Company or any subsidiary, has been maintained in material compliance with the terms thereof and with the requirements prescribed by any and all statutes, orders, rules, policies and regulations that are applicable to any such plan.

(v)
All material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, federal, state, provincial or local pension plan premiums, accrued wages, salaries and commissions and payments for any plan for any officer, director, employee or consultant of the Company or any subsidiary have been accurately reflected in the books and records of the Company or such subsidiary, as applicable.

(vi)
Other than as set out in Section 3.2(uu)(vi) of the Company Disclosure Letter, no material labour dispute, complaint, grievance or other conflict with the employees of the Company or its subsidiaries currently exists or is pending, or to the knowledge of the Company, is threatened, and there is no basis for any such claims. No union representation question exists respecting the employees of the Company or its subsidiaries and no collective bargaining agreement is in place or currently being negotiated by the Company or its subsidiaries.

(vii)
There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workers’ compensation legislation in respect of the Company or its subsidiaries and the Company and its subsidiaries have not been reassessed in any material respect under such legislation during the past three years and no audit of the Company or any of its subsidiaries is currently being performed pursuant to any applicable workers’ compensation legislation. There are no claims or, to the knowledge of the Company, potential claims which may materially adversely affect the Company or any of its subsidiaries’ accident cost experience. There are no charges pending under OHSA in respect of the Company or any of its subsidiaries, as applicable. The Company and each of its subsidiaries, as applicable, have complied in all material respects with any orders issued under OHSA and there are no appeals of any orders under OHSA currently outstanding.

(vv)
Prohibited Conduct.

(i)
The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the financial record-keeping and reporting requirements of anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Authority to which the Company or any of its subsidiaries is subject, including the Anti-Money Laundering Laws and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii)
Neither the Company, any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries, is currently the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(iii)
Neither the Company, any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries:

(A)
has made unlawful contribution, gift, entertainment or other payment, directly or indirectly, to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any applicable Law, or made any payment to any domestic, foreign, Canadian, United States, federal, provincial, state, municipal or local governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by applicable Law;

(B)
is aware of or taken any action, directly or indirectly, that could reasonably be expected to result in a violation by such persons of Anti-Bribery Laws; or

(C)
made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(iv)
The Company and each of its subsidiaries have conducted their businesses in compliance with the Anti-Bribery Laws and have instituted and maintain policies and procedures designed to ensure continued compliance therewith. There are no proceedings under any Anti-Bribery Laws pending against the Company or any subsidiary or, to the knowledge of the Company, threatened against or affecting the Company or any subsidiary.

(ww)
Long-Term and Derivative Transactions.   Neither the Company nor any of its subsidiaries have any material obligations or liabilities, direct or indirect, vested or contingent in respect of any streaming transactions, rate swap transactions, basis swaps, forward rate transactions, commodity swap, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cross-currency rate swap transactions or currency options or other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

(xx)
Authority Relative to this Agreement.   The Company has the requisite corporate power, authority and capacity to enter into this Agreement and, subject to obtaining the Company Stockholder Approval, to perform its obligations hereunder and to complete the transactions contemplated by this Agreement. The execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the completion by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Company (subject to obtaining the Company Stockholder Approval by the Company Stockholders) and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, the performance by the Company and its subsidiaries of their obligations hereunder, or the completion of the Transaction or, the completion by the Company of the transactions contemplated hereby, other than, with respect to the Company Proxy Statement and other matters relating thereto, the approval of the Company Board. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(yy)
Required Approvals.   No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Company for the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, the completion by the Company of the Arrangement, other than:

(i)
the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

(ii)
the Final Order, and any filings required in order to obtain the Final Order;

(iii)
such filings and other actions required under applicable Canadian and U.S. Securities Laws and the rules and policies of the NYSE American and the TSXV;

(iv)
any other authorizations, licences, permits, certificates, registrations, consents, approvals and filings and notifications with respect to which the failure to obtain or make same would not reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement; and

(v)
third-party consents, approvals and notices set out in Section 3.2(yy) of the Company Disclosure Letter.

(zz)
No Violation.   Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 3.2(yy) and the third party consents, approvals and notices set out in Section 3.2(zz) of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the completion of the Arrangement do not and will not (nor will they with the giving of notice or the lapse of time or both):

(i)
conflict with, result in a violation or breach of, constitute a default or require any consent (other than such as has already been obtained), to be obtained under, or give rise to any termination rights or payment obligation under, any provision of:

(A)
any Law applicable to it, its subsidiaries or any of their respective properties or assets;

(B)
any provisions of the articles, by-laws or other constating documents or partnership agreements of the Company or any of its subsidiaries or any other agreement or understanding with any party holding an ownership interest in the Company; or

(C)
any license or registration or any agreement, contract or commitment, written or oral, which the Company or any subsidiary is a party to or bound by or subject to;

(ii)
result in a conflict, contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, or loss of any benefit under, or require any consent or approval under, any Company Material Contract or material Permit or license to which it is a party or by which it or any of its subsidiaries is bound or to any of its material assets is subject or give to any person any interest, benefit or right, including any right of purchase, termination, cancellation, suspension, alteration, payment, modification, reimbursement, cancellation or acceleration, under any such contracts, permits or licenses;

(iii)
give rise to any rights of first refusal, rights of first offer, trigger any change in control or influence provisions or any restriction or limitation under any such agreement, Contract, indenture, authorization, deed of trust, mortgage, bond, instrument, licence or Permit;

(iv)
result in the creation or imposition of any Lien upon any of the Company’s assets or the assets of any of its subsidiaries, or restrict, hinder, impair or limit its or any of its subsidiaries’ ability to carry on their respective business as and where it is now being carried on or as and where it may be carried on in the future; or

(v)
except as set out in Section 3.2(zz) of the Company Disclosure Letter, result in any payment (including retention, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any person, or any increase in any employee benefits or compensation otherwise payable, or result in the acceleration of the time of payment, vesting or exercise of any employee benefits.

(aaa)
Employment Matters.

(i)
Section 3.2(aaa)(i) of the Company Disclosure Letter sets out a true and complete list of all employees of the Company and any subsidiary, whether actively at work or not, including their respective location, hire date and cumulative length of service, term of contract (if fixed), position, compensation (including but not limited to salary, bonus and commissions), eligibility to participate in short-term and long-term incentive plans (and grants received under these plans, if any), benefits, vacation entitlement in days, current status (full time or part-time, active or non-active (and if non-active, the reason for leave)) and whether they are unionized or subject to a written employment Contract as well as a list of all former employees of the Company to whom the Company or any of its subsidiaries has or may have any outstanding obligations, indicating the nature and the value of such obligations. Except as disclosed in Section 3.2(aaa)(i) of the Company Disclosure Letter, no employee of the Company or its subsidiaries has any agreement as to length of notice or severance payment required to terminate such employee’s employment, other than payments required by Law in connection with the termination of employment of an employee without an agreement as to notice or severance. The Company Diligence Information contains true and complete copies of all written Contracts in relation to the employees listed in Section 3.2(aaa)(i) of the Company Disclosure Letter.

(ii)
Section 3.2(aaa)(ii) of the Company Disclosure Letter contains a correct and complete list of each independent contractor currently engaged by the Company or any subsidiary including their consulting fees, any other forms of compensation or benefits to which they are entitled and whether they are subject to a written Contract. Current and complete copies of all such independent contractor Contracts have been provided to the Purchaser. Each independent contractor of the Company and its subsidiaries has been properly classified as an independent contractor and neither the Company nor any subsidiary has received any notice from any Governmental Authority disputing such classification.

(iii)
Except as set out in Section 3.2(aaa)(iii) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is a party to or bound or governed by, or subject to:

(A)
any employment, consulting, retention or change of control agreement with, or any written or oral agreement, arrangement or understanding providing for retention, severance or termination payments to, any officer, employee or consultant of the Company or any of its subsidiaries in connection with the termination of their position or their employment as a direct result of a change of control of the Company (including as a result of the Transaction).

(B)
any collective bargaining or union agreement, or any actual or, to the knowledge of the Company, threatened application for certification or bargaining rights in respect of the Company or any of its subsidiaries;

(C)
any labour dispute, strike, lock-out, work slowdown or stoppage relating to or involving any employees of the Company or any of its subsidiaries and no such event has occurred within the last year; or

(D)
any actual or, to the knowledge of the Company, threatened material claim against the Company or any of its subsidiaries arising out of or in connection with employment or consulting relationship or the termination thereof.

(iv)
Complete and correct copies of the agreements, arrangements and understandings referred to in paragraphs (A) and (B) of this Section 3.2(aaa) are included in the Company Diligence Information.

(v)
The Company and its subsidiaries have not and are not engaged in any unfair labour practice and no unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries.

(bbb)
Acceleration of Benefits.   Except as set out in Section 3.2(bbb) of the Company Disclosure Letter, no person will, as a result of any of the transactions contemplated herein or in the Plan of Arrangement, become entitled to (i) any retirement, severance, bonus or other similar payment from the Company or any of its subsidiaries, (ii) the acceleration of the vesting or the time to exercise of any Company Convertible Securities or employee or director awards of the Company or any of its subsidiaries, (iii) the forgiveness or postponement of payment of any indebtedness owing by such person to the Company or any of its subsidiaries, or (iv) receive any additional payments or compensation under or in respect of any employee or director benefits or incentive or other compensation plans or arrangements from the Company or any of its subsidiaries.

(ccc)
Employee Benefits.

(i)
Other than the Company Equity Incentive Plan and Employee Plans of the Company, neither the Company nor any of its subsidiaries has any pension or retirement income plans or other employee compensation or benefit plans, agreements, policies, programs, arrangements or practices, whether written or oral, which are maintained by or binding upon the Company. The Company is in compliance in all material respects with the terms of the Company Equity Incentive Plan, Employee Plans of the Company and all applicable Laws related thereto.

(ii)
The Company has provided as part of the Company Diligence Information true, correct and complete copies of all the Employee Plans as amended as of the date hereof, together with all related documentation including, without limitation, funding and investment management agreements, summary plan descriptions, the most recent actuarial reports, financial statements, asset statements, trust and custodial agreements, insurance or group annuity contracts, the three (3) most recent annual reports on Form 5500 (including the accountant’s opinion and any other schedules and exhibits), and all material opinions and memoranda (whether externally or internally prepared) and material correspondence with all regulatory authorities or other relevant persons.

(iii)
Each of the Company and its subsidiaries has complied in all material respects with all the terms of, and all applicable Laws in respect of, the Employee Plans. All Employee Plans of the Company have been maintained, funded, and administered in compliance in all material respects with their terms and all applicable Laws, including ERISA and the Code. There are no actions, suits, or claims pending or, to the knowledge of Company, threatened or reasonably anticipated (other than routine claims for benefits) against, or with respect to, any Employee Plans of the Company. There is no matter pending (other than routine qualification determination filings) with respect to any Employee Plans of the Company before any Governmental Entity nor is any such plan under audit or examination by any Governmental Entity. All contributions, and premiums owing under the Employee Plans have been paid when due in accordance with the terms of the Employees Plans and applicable Laws. The Company and/or its subsidiaries, as the case may be, have paid in full all contributions and premiums owing under the Company’s Employee Plans for the period up to the date hereof.

(iv)
No Employee Plan of the Company, nor any trustee, administrator, employee, or “fiduciary” thereof has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject any such Employee Plan, trustee, administrator, employee, or fiduciary thereof, or any party dealing with any such Employee Plan, to a tax or penalty on prohibited transactions imposed by Section 4975 of the Code or Section 502 of ERISA.

(v)
Other than as required by Law, no Employee Plan of the Company provides post-termination or retiree health benefits to any individual for any reason, and neither the Company nor any of its ERISA Affiliates has any liability to provide post-termination or retiree health benefits to any individual.

(vi)
Neither the Company nor any ERISA Affiliate of the Company sponsors, maintains, contributes to, is required to contribute to, or has sponsored, maintained, contributed to, or been required to contribute to at any time since its formation: any employee benefit plan subject to Title IV of ERISA or Section 412 of the Code; any “multiemployer plan” as defined in Section 3(37) of ERISA; any multiple employer retirement plan or multiple employer welfare arrangement (MEWA) as defined in Section 3(40) of ERISA. Neither the Company nor any ERISA Affiliate of the Company has incurred, or anticipates incurring, any withdrawal liability to a multiemployer plan.

(ddd)
Non-Arm’s Length Transactions.   There are no current contracts, commitments, agreements, arrangements or other transactions between the Company or any of its subsidiaries, on the one hand, and any (i) officer or director of the Company or its subsidiaries, (ii) holder of record or, to the knowledge of the Company, beneficial owner of 5% or more of the outstanding Company Shares, or (iii) affiliate or associate or any such officer, director or Company Stockholder, on the other hand

(eee)
Company Fairness Opinion.   The Company Board has received the Company Fairness Opinion in oral form, which opinion has not been modified, amended, qualified or withdrawn. A true and complete copy of the written Company Fairness Opinion will be provided by the Company to the Purchaser promptly following delivery of the same to the Company Board. The Company has been authorized by the Company Financial Advisor to permit inclusion of the Company Fairness Opinion and references thereto and summaries thereof in the Company Proxy Statement.

(fff)
Company Board Approval.   The Company Board, at a meeting duly called and held, upon consultation with legal and financial advisors, has unanimously determined that this Agreement and the consideration to be received by the Company Stockholders, in exchange for the Company Shares pursuant to the Merger are fair and in the best interests of the Company, has unanimously approved the execution and delivery of this Agreement and the Transaction and has unanimously resolved to recommend that Company Stockholders vote in favour of the Company Stockholder Approval. No action has been taken to amend, or supersede such determinations, resolutions or authorizations of the Company Board.

(ggg)
Company Diligence Information.   All Company Diligence Information provided is true and correct in all respects and does not contain any omissions as at its respective date as stated therein, or, if any Company Diligence Information is undated, as of the date of its delivery to the data room for purposes of the transactions contemplated by this Agreement. None of the Company Diligence Information has been amended except as provided in the Company Diligence Information. Additionally, all information provided to the Purchaser in relation to the Purchaser’s due diligence requests, including information not provided in the Company Diligence Information, is true and correct in all respects and does not contain any omissions as at its respective date as stated therein and has not been amended except as provided to the Purchaser. The Company acknowledges that the Purchaser is relying on the Company Diligence Information provided by the Company to the Purchaser in entering into this Agreement.

(hhh)
Arrangements with Securityholders.   Other than the Company Support Agreements and this Agreement, the Company does not have any agreement, arrangement or understanding (whether written or oral) with respect to the Purchaser or any of its securities, businesses or operations, with any shareholder of the Purchaser, any interested party of the Purchaser or any related party of any interested party of the Purchaser, or any joint actor with any such persons (and for this purpose, the terms “interested party”, “related party” and “joint actor” shall have the meaning ascribed to such terms in MI 61-101).

(iii)
Restrictions on Business Activities.   There is no agreement, judgment, injunction, order or decree binding upon the Company or any of its subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting or impairing any business practice of the Company or any of its subsidiaries or affiliates, any acquisition of property by the Company or any of its subsidiaries or affiliates, or the conduct of business by the Company or any of its subsidiaries or affiliates, as currently conducted (including following the transactions contemplated by this Agreement).

(jjj)
Indemnification Agreements.   The Company Diligence Information contains correct and complete copies of all indemnity agreements and any similar agreements to which the Company is a party that contain rights to indemnification in favour of the current officers and directors of the Company.

(kkk)
Employment, Severance and Change of Control Agreements.   The Company Diligence Information contains correct and complete copies of all employment, consulting, change of control and severance agreements to which the Company is a party providing for severance payments in excess of the amount that would result by Law in connection with termination of employment of an employee without an agreement as to notice or severance.

(lll)
Ownership of Purchaser Shares or other Securities.   Neither the Company nor any of its affiliates own any Purchaser Shares or any other securities of the Purchaser.

3.3   Survival of Representations and Warranties
No investigation by or on behalf of any Party prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the other Parties. The representations and warranties of the Parties contained in this Agreement will not survive the completion of the Arrangement and will expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. This Section 3.3 will not limit any covenant or agreement of any of the Parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be.
ARTICLE 4
COVENANTS
4.1   Covenants of the Purchaser Regarding the Conduct of Business
The Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the Company’s consent in writing (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld, conditioned or delayed, (ii) as expressly permitted, or specifically contemplated or required by this Agreement, (iii) as set out in Section 4.1 of the Purchaser Disclosure Letter, or (iv) as is otherwise required by applicable Law or any Governmental Authority:
(a)
the businesses of the Purchaser and its subsidiaries will be conducted only in the ordinary course of business consistent in all material respects with past practice, in accordance with applicable Laws and in accordance with the Purchaser Budget, the Purchaser and its subsidiaries will comply with the terms of all Purchaser Material Contracts and the Purchaser and its subsidiaries will use commercially reasonable efforts to maintain and preserve intact its and their business organizations, assets, properties, rights, Permits, goodwill and business relationships and keep available the services of its officers, employees and consultants of the Purchaser and its subsidiaries as a group;

(b)
without limiting the generality of Section 4.1(a) above, the Purchaser will not, directly or indirectly:

(i)
alter or amend the notice of articles, articles, by-laws or other constating documents of the Purchaser or any of its subsidiaries;

(ii)
declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of any equity securities of the Purchaser or any subsidiaries (other than dividends, distributions, payments or return of capital made to the Purchaser by any subsidiary);
(iii)
other than the Consolidation, split, divide, consolidate, combine or reclassify the Purchaser Shares or any other securities of the Purchaser or its subsidiaries;

(iv)
issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Purchaser Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Purchaser Shares or other equity or voting interests or other securities or any shares of its subsidiaries (including, for greater certainty, Purchaser Options, Purchaser Warrants or any other equity based awards), other than pursuant to the exercise of the Purchaser Options and the Purchaser Warrants that are outstanding as of the date of this Agreement in accordance with their terms;

(v)
redeem, purchase or otherwise acquire or subject to any Lien, any of its outstanding Purchaser Shares or other securities or securities convertible into or exchangeable or exercisable for Purchaser Shares or any such other securities or any shares or other securities of its subsidiaries;

(vi)
amend the terms of any securities of the Purchaser or its subsidiaries;

(vii)
adopt a plan of liquidation or pass any resolution providing for the liquidation or dissolution of the Purchaser or its subsidiaries;

(viii)
reorganize, amalgamate or merge the Purchaser with any other person and will not cause or permit its subsidiaries to reorganize, amalgamate or merge with any other person;

(ix)
reduce the stated capital of the shares of the Purchaser or any of its subsidiaries;

(x)
create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any joint venture or similar agreement, arrangement or relationship;

(xi)
make any material changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any material new accounting policies, principles, methods, practices or procedures), except as disclosed in the Purchaser Public Disclosure Record, as required by applicable Laws or under IFRS; or

(xii)
enter into, modify or terminate any Contract with respect to any of the foregoing;

(c)
the Purchaser will immediately notify the Company orally and then promptly notify the Company in writing of (i) any “material change” (as defined in the B.C. Securities Act) in relation to the Purchaser or its subsidiaries, (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, (iii) any breach of this Agreement by the Purchaser, or (iv) any event occurring after the date of this Agreement that would render a representation or warranty, if made on that date or the Effective Date, inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied;

(d)
the Purchaser will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in connection with this Agreement:

(i)
sell, pledge, lease, licence, dispose of, mortgage or encumber or otherwise transfer any assets or properties of the Purchaser or its subsidiaries, other than sales of inventory in the ordinary course or the disposition of assets having a value less than US$100,000 in the aggregate;

(ii)
acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction of a series of related transactions, any corporation, partnership, association or other business organization or division thereof or any property or asset, or make any investment, directly or indirectly, in one transaction or in a series of related transactions, by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person, other than acquisitions of assets, equipment and supplies in the ordinary course that do not exceed 115% of the amounts budgeted for such acquisitions in the Purchaser Budget;
(iii)
incur any capital expenditure or enter into any agreement obligating the Purchaser or its subsidiaries to provide for future capital expenditures involving payments in excess of 115% of the amounts budgeted for such capital expenditures in the Purchaser Budget in the aggregate;

(iv)
incur any indebtedness (including the making of any payments in respect thereof, including any premiums or penalties thereon or fees in respect thereof) or issue any debt securities, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person, or make any loans or advances (other than intercompany loans or advances);

(v)
pay, discharge or satisfy any claim, liability or obligation prior to the same being due in an aggregate amount greater than US$100,000, other than the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected in the Purchaser Budget;

(vi)
engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of the Purchaser in the manner such existing businesses generally have been carried on or (as disclosed in the Purchaser Public Disclosure Record) planned or proposed to be carried on prior to the date of this Agreement;

(vii)
enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction;

(viii)
terminate, fail to renew, cancel, waive, release, grant or transfer any rights of material value;

(ix)
enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property;

(x)
except in connection with matters otherwise permitted under this Section 4.1, enter into any Contract that, if entered into prior to the date hereof, would be a Purchaser Material Contract, or terminate, cancel, extend, renew or amend, modify or change any Purchaser Material Contract, or waive, release, or assign any material rights or claims thereto or thereunder;

(xi)
grant to any officer, director of the Purchaser or its subsidiaries, or any employee or independent contractor of the Purchaser whose annual salary or payment exceeds US$100,000, an increase in compensation in any form;

(xii)
take any action with respect to the grant, acceleration or increase of any severance, change of control, retirement, retention or termination pay or amend any existing arrangement relating to the foregoing;

(xiii)
enter into or modify any employment or consulting agreement with any officer or director of the Purchaser or its subsidiaries;

(xiv)
increase the coverage, contributions, funding requirements or benefits available under any Employee Plan or create any new plan which would be considered to be an Employee Plan once created;

(xv)
make any material determination under any Employee Plan that is not in the ordinary course of business;

(xvi)
amend any equity based compensation plan of the Company, or adopt or make any contribution to or any award under any new performance share unit plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of directors or senior officers or former directors or senior officers of the Purchaser or its subsidiaries;

(xvii)
take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the any equity based compensation plan of the Purchaser; or

(xviii)
establish, adopt, enter into, amend or terminate any collective bargaining agreement;

(xix)
terminate the employment or consulting arrangement of any senior management employees, except for cause;

(xx)
increase any benefits payable under its current severance or termination pay policies;

(xxi)
make any loan to any officer, director, employee or consultant of the Purchaser or its subsidiaries, other than advancement of expenses in the ordinary course of business; or

(xxii)
authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(e)
the Purchaser will use commercially reasonable efforts to retain the services of its and its subsidiaries’ existing employees and consultants until the Effective Time, and will promptly provide written notice to the Company of the resignation or termination of any of its key employees or consultants;

(f)
neither the Purchaser nor its subsidiaries will make an application to amend, terminate, allow to expire or lapse or otherwise modify any of its Permits or take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation or limitation of rights under, any material Permit necessary to conduct its businesses as now being conducted;

(g)
the Purchaser and each of its subsidiaries will (i) duly and timely file all Returns required to be filed by it on or after the date hereof but prior to the Effective Time and all such Returns will be true, complete and correct in all material respects and (ii) timely withhold, collect, remit and pay all Taxes which are to be withheld, collected, remitted or paid by it to the extent due and payable prior to the Effective Time, except for any Taxes contested in good faith pursuant to applicable Laws;

(h)
the Purchaser will not (i) settle, compromise or agree to the entry of judgment with respect to any action, claim or other Proceeding relating to Taxes, (other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Purchaser Financial Statements), (ii) enter into any Tax sharing, Tax allocation or Tax indemnification agreement, (iii) make a request for a Tax ruling to any Governmental Authority, or (iv) agree to any extension or waiver of the limitation period relating to any material Tax claim or assessment or reassessment;

(i)
the Purchaser will not, and will not cause or permit its subsidiaries to, settle or compromise any action, claim or other Proceeding (i) brought against it for damages or providing for the grant of injunctive relief or other non-monetary remedy (“Litigation”) (except where the action, claim or other Proceeding is insured and the Purchaser’s contribution does not exceed its deductible) or (ii) brought by any present, former or purported holder of its securities in connection with the transactions contemplated by this Agreement or the Arrangement;

(j)
the Purchaser will not, and will not cause or permit its subsidiaries to, commence any Litigation (other than Litigation in connection with the collection of accounts receivable, to enforce the terms of this Agreement or the Confidentiality Agreement, to enforce other obligations of the Company or as a result of Litigation commenced against the Purchaser);

(k)
the Purchaser will not, and will not cause or permit its subsidiaries to, enter into or renew any Contract (i) containing (A) any limitation or restriction on the ability of the Purchaser or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Company or any of its affiliates, to engage in any type of activity or business, (B) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of the Purchaser or its subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Company or any of its affiliates, is or would be conducted, (C) any limit or restriction on the ability of the Purchaser or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Company or any of its affiliates, to solicit customers or employees, or (D) containing any provision restricting or triggered by the transactions contemplated herein, or (ii) that would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement;

(l)
the Purchaser will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Purchaser in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Purchaser Material Adverse Effect qualifications contained therein) at any time prior to the Effective Date if then made; and

(m)
as is applicable, the Purchaser will not, and will not cause or permit its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the foregoing matters to which negative covenants pertain.

4.2   Covenants of the Company Regarding the Conduct of Business
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the Purchaser’s consent in writing (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld, conditioned or delayed, (ii) as expressly permitted or specifically contemplated or required by this Agreement, (iii) as set out in Section 4.2 of the Company Disclosure Letter, or (iv) as is otherwise required by applicable Law or any Governmental Authority:
(a)
the businesses of the Company and its subsidiaries will be conducted only in the ordinary course of business consistent in all material respects with past practice, in accordance with applicable Laws and in accordance with the Company Budget, the Company and its subsidiaries will comply with the terms of all Company Material Contracts and the Company and its subsidiaries will use commercially reasonable efforts to maintain and preserve intact its and their business organizations, assets, properties, rights, Permits, goodwill and business relationships and keep available the services of its officers, employees and consultants of the Company and its subsidiaries as a group;

(b)
without limiting the generality of Section 4.2(a) above, the Company will not, directly or indirectly:

(i)
alter or amend the articles, by-laws or other constating documents of the Company;

(ii)
declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of any equity securities of the Company or any subsidiaries (other than dividends, distributions, payments or return of capital made to the Company by any subsidiary);

(iii)
split, divide, consolidate, combine or reclassify the Company Shares or any other securities of the Company or its subsidiaries;

(iv)
issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Company Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Company Shares or other equity or voting interests or other securities or any shares of its subsidiaries (including, for greater certainty, Company Options, Company DSUs, Company PSUs, Company RSUs or any other equity based awards), other than pursuant to the exercise of Company Options or Company Warrants or the settlement of Company DSUs, Company PSUs and Company RSUs that are outstanding as of the date of this Agreement in accordance with their terms;
(v)
redeem, purchase or otherwise acquire or subject to any Lien, any of its outstanding Company Shares or other securities or securities convertible into or exchangeable or exercisable for Company Shares or any such other securities or any shares or other securities of its subsidiaries;

(vi)
amend the terms of any securities of the Company or its subsidiaries;

(vii)
adopt a plan of liquidation or pass any resolution providing for the liquidation or dissolution of the Company or its subsidiaries;

(viii)
reorganize, amalgamate or merge the Company with any other person and will not cause or permit its subsidiaries to reorganize, amalgamate or merge with any other person;

(ix)
reduce the stated capital of the shares of the Company or any of its subsidiaries;

(x)
create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any joint venture or similar agreement, arrangement or relationship;

(xi)
make any material changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any material new accounting policies, principles, methods, practices or procedures), except as disclosed in the Company Public Disclosure Record, as required by applicable Laws or under U.S. GAAP; or

(xii)
enter into, modify or terminate any Contract with respect to any of the foregoing;

(c)
the Company will immediately notify the Purchaser orally and then promptly notify the Company in writing of (i) any event, circumstance or development that would trigger the filing of a Form 8-K with the SEC; (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (iii) any breach of this Agreement by the Company, or (iv) any event occurring after the date of this Agreement that would render a representation or warranty, if made on that date or the Effective Date, inaccurate such that any of the conditions in Section 7.2(b) would not be satisfied;

(d)
the Company will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in connection with this Agreement:

(i)
sell, pledge, lease, licence, dispose of, mortgage or encumber or otherwise transfer any assets or properties of the Company or its subsidiaries, other than sales of inventory in the ordinary course or the disposition of assets having a value less than US$100,000 in the aggregate;

(ii)
acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction of a series of related transactions, any corporation, partnership, association or other business organization or division thereof or any property or asset, or make any investment, directly or indirectly, in one transaction or in a series of related transactions, by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person, other than acquisitions of assets, equipment and supplies in the ordinary course that do not exceed 115% of the amounts budgeted for such acquisitions in the Company Budget;

(iii)
incur any capital expenditure or enter into any agreement obligating the Company or its subsidiaries to provide for future capital expenditures involving payments in excess of 115% of the amounts budgeted for such capital expenditures in the Company Budget in the aggregate;

(iv)
incur any indebtedness (including the making of any payments in respect thereof, including any premiums or penalties thereon or fees in respect thereof) or issue any debt securities, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person, or make any loans or advances (other than intercompany loans or advances);

(v)
pay, discharge or satisfy any claim, liability or obligation prior to the same being due in an aggregate amount greater than US$100,000, other than the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected in the Company Budget;

(vi)
engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of the Company in the manner such existing businesses generally have been carried on or (as disclosed in the Company Public Disclosure Record) planned or proposed to be carried on prior to the date of this Agreement;

(vii)
enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction;

(viii)
terminate, fail to renew, cancel, waive, release, grant or transfer any rights of material value;

(ix)
enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property;

(x)
except in connection with matters otherwise permitted under this Section 4.2, enter into any Contract that, if entered into prior to the date hereof, would be a Company Material Contract, or terminate, cancel, extend, renew or amend, modify or change any Company Material Contract, or waive, release, or assign any material rights or claims thereto or thereunder;

(xi)
grant to any officer, director of the Company or its subsidiaries, or any employee or independent contractor of the Company whose annual salary or payment exceeds US$100,000, an increase in compensation in any form;

(xii)
take any action with respect to the grant, acceleration or increase of any severance, change of control, retirement, retention or termination pay or amend any existing arrangement relating to the foregoing;

(xiii)
enter into or modify any employment or consulting agreement with any officer or director of the Company or its subsidiaries;

(xiv)
increase the coverage, contributions, funding requirements or benefits available under any Employee Plan or create any new plan which would be considered to be an Employee Plan once created;

(xv)
make any material determination under any Employee Plan that is not in the ordinary course of business;

(xvi)
amend any equity based compensation plan of the Company, or adopt or make any contribution to or any award under any new performance share unit plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of directors or senior officers or former directors or senior officers of the Company or its subsidiaries;

(xvii)
take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the any equity based compensation plan of the Company; or

(xviii)
establish, adopt, enter into, amend or terminate any collective bargaining agreement;

(xix)
terminate the employment or consulting arrangement of any senior management employees, except for cause;

(xx)
increase any benefits payable under its current severance or termination pay policies;

(xxi)
make any loan to any officer, director, employee or consultant of the Company or its subsidiaries, other than advancement of expenses in the ordinary course of business; or

(xxii)
authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(e)
the Company will use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by the Company and its subsidiaries, including directors’ and officers’ insurance, not to be cancelled, terminated, amended or modified and to prevent any of the coverage thereunder from lapsing, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductibles and providing coverage comparable to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided, however, that, except as contemplated by Section 4.10, the Company will not obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months, except that renewal steps may be taken in advance of expiry;

(f)
the Company will use commercially reasonable efforts to retain the services of its and its subsidiaries’ existing officers, employees and consultants until the Effective Time, and will promptly provide written notice to the Purchaser of the resignation or termination of any of its key officers, employees or consultants;

(g)
neither the Company nor its subsidiaries will make an application to amend, terminate, allow to expire or lapse or otherwise modify any of its Permits or take any action or fail to take any action which action or failure to act would result in the material loss, expiration or surrender of, or the loss of any material benefit under, or reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation or limitation of rights under, any material Permit necessary to conduct its businesses as now being conducted;

(h)
the Company and each of its subsidiaries will (i) duly and timely file all Returns required to be filed by it on or after the date hereof but prior to the Effective Time and all such Returns will be true, complete and correct in all material respects and (ii) timely withhold, collect, remit and pay all Taxes which are to be withheld, collected, remitted or paid by it to the extent due and payable prior to the Effective Time, except for any Taxes contested in good faith pursuant to applicable Laws;

(i)
the Company will not (i) settle, compromise or agree to the entry of judgment with respect to any action, claim or other Proceeding relating to Taxes, (other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Company Financial Statements), (ii) enter into any Tax sharing, Tax allocation or Tax indemnification agreement, (iii) make a request for a Tax ruling to any Governmental Authority, or (iv) agree to any extension or waiver of the limitation period relating to any material Tax claim or assessment or reassessment;

(j)
the Company will not, and will not cause or permit its subsidiaries to, settle or compromise any action, claim or other Proceeding or Litigation (i) brought against it for damages or providing for the grant of injunctive relief or other non-monetary remedy (except where the action, claim or other Proceeding is insured and the Company’s contribution does not exceed its deductible) or (ii) brought by any present, former or purported holder of its securities in connection with the transactions contemplated by this Agreement or the Arrangement;

(k)
the Company will not, and will not cause or permit its subsidiaries to, commence any Litigation (other than litigation in connection with the collection of accounts receivable, to enforce the terms of this Agreement or the Confidentiality Agreement, to enforce other obligations of the Purchaser or as a result of litigation commenced against the Company);

(l)
the Company will not, and will not cause or permit its subsidiaries to, enter into or renew any Contract (i) containing (A) any limitation or restriction on the ability of the Company or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Resulting Issuer or any of its affiliates, to engage in any type of activity or business, (B) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of the Company or its subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Resulting Issuer or any of its affiliates, is or would be conducted, (C) any limit or restriction on the ability of the Company or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Resulting Issuer or any of its affiliates, to solicit customers or employees, or (D) containing any provision restricting or triggered by the transactions contemplated herein, or (ii) that would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement;

(m)
the Company will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein) at any time prior to the Effective Date if then made; and

(n)
as is applicable, the Company will not, and will not cause or permit its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the foregoing matters to which negative covenants pertain.

4.3   Access to Information
Subject to compliance with applicable Laws and the terms of any existing Contracts, each Party (the “Providing Party”) will afford to the other Party and its Representatives (the “Accessing Party”) until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, continuing access to the Company Diligence Information or the Purchaser Diligence Information, as applicable, and reasonable access during normal business hours and upon reasonable notice, to the Providing Party’s and its subsidiaries’ businesses, properties, books and records and such other data and information as the Accessing Party may reasonably request, as well as to its management personnel, provided however that (a) such access shall not unduly interfere with the ordinary conduct of the businesses of the Providing Party, and (b) other than in circumstances where access to or disclosure of any information or documents would not result in the loss of solicitor-client privilege, the Providing Party shall not have any obligation in response to a request by the Accessing Party to provide access to or otherwise disclose any information or documents subject to solicitor-client privilege. Subject to compliance with applicable Laws and such requests not materially and unduly interfering with the ordinary conduct of the business of the Company or the Purchaser, the Company or the Purchaser and its subsidiaries, respectively, will also make available to the Company or the Purchaser, as applicable and its respective Representatives information reasonably requested by the Company or the Purchaser for the purposes of preparing, considering and implementing integration and strategic plans for the combined businesses of the Purchaser and the Company and its affiliates following completion of the Arrangement. Without limiting the generality of the provisions of the Confidentiality Agreement, the Purchaser and the Company each acknowledge that all information provided to it under this Section 4.3, or otherwise pursuant to this Agreement or in connection with the transactions contemplated hereby, is subject to the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms notwithstanding any other provision of this Agreement or any termination of this Agreement. If any provision of this Agreement otherwise conflicts or is inconsistent with any provision of the Confidentiality Agreement, the provisions of this Agreement will supersede those of the Confidentiality Agreement but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreement will remain in full force and effect. Investigations made by or on behalf of a Party, whether under this Section 4.3 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the other Party in this Agreement.

4.4   Covenants of the Purchaser Regarding the Transaction
(a)
Subject to the terms and conditions of this Agreement, the Purchaser shall and shall cause its subsidiaries to perform all obligations required to be performed by the Purchaser under this Agreement, cooperate with the Company in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and the other transactions contemplated hereby, including (without limiting the obligations of the Purchaser in Article 2):

(i)
subject to the Company’s prior review and approval as contemplated by Section 2.2(a), publicly announcing the execution of this Agreement, the support of the Purchaser Board of the Arrangement (including the voting intentions of each Supporting Purchaser Shareholder referred to in Section 2.5(e)) and the Purchaser Board Recommendation;

(ii)
using its commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by the Purchaser and its subsidiaries from other parties to any material contract of the Purchaser in order to complete the Arrangement;

(iii)
cooperating with the Company in connection with, and using its commercially reasonable efforts to assist the Company in obtaining the waivers, consents and approvals referred to in Section 4.5(a), provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with obtaining any waiver, consent or approval from any person (other than a Governmental Authority) with respect to any transaction contemplated by this Agreement, the Purchaser will not be required to pay or commit to pay to such person whose waiver, consent or approval is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation;

(iv)
using its commercially reasonable efforts to carry out all actions necessary to ensure the availability of the exemption from registration under Section 3(a)(10) of the U.S. Securities Act;

(v)
applying for and use commercially reasonable efforts to obtain approval of the listing and posting for trading on the TSXV of the Resulting Issuer Shares; and

(vi)
forthwith carrying out the terms of the Interim Order and Final Order to the extent applicable to it and taking all necessary actions to give effect to the transactions contemplated herein and the Plan of Arrangement.

(b)
Promptly after the execution of this Agreement, the Purchaser shall, with the cooperation of the Company, apply for and use commercially reasonable efforts to obtain approval of the listing and posting for trading of the common shares of the Resulting Issuer on the NYSE American at the Effective Date. The Company and its counsel shall be given reasonable opportunity to review and comment on drafts of the application for such listing and other documents related thereto and reasonable consideration shall be given to any comments made by the Company and its counsel. The Purchaser shall cause its U.S. legal counsel to deliver to NYSE American such customary legal opinions as may be required with respect to such listing.

4.5   Covenants of the Company Regarding the Transaction
(a)
Subject to the terms and conditions of this Agreement, the Company will perform all obligations required to be performed by it under this Agreement, cooperate with the Purchaser in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and other transactions contemplated hereby, including (without limiting the obligations of the Company in Article 2):

(i)
subject to the Purchaser’s prior review and approval as contemplated by Section 2.3(a), publicly announcing the execution of this Agreement, the support of the Company Board of the Arrangement (including the voting intentions of each Supporting Company Stockholder referred to in Section 2.6(e)) and the Company Board Recommendation;

(ii)
using its commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by the Company and its subsidiaries from other parties to a material contract of the Company in order to complete the Arrangement;

(iii)
cooperating with the Purchaser in connection with, and using its commercially reasonable efforts to assist the Purchaser in obtaining the waivers, consents and approvals referred to in Section 4.4(a), provided, however, that, except as stated otherwise in this Agreement, in connection with obtaining any waiver, consent or approval from any person (other than a Governmental Authority) with respect to any transaction contemplated by this Agreement, the Company will not be required to pay or commit to pay to such person whose waiver, consent or approval is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation; and

(iv)
forthwith carrying out the terms of the Interim Order and Final Order to the extent applicable to it and taking all necessary actions to give effect to the transactions contemplated herein and the Plan of Arrangement.

(b)
In the event that the Purchaser reasonably concludes that it is necessary or desirable to proceed with another form of transaction (such as a formal take-over bid or amalgamation) whereby the Purchaser and/or its affiliates would effectively acquire all of the Company Shares within approximately the same time periods and on economic terms and other terms and conditions (including Tax treatment) and having economic consequences to the Company and the Company Stockholders which are substantially equivalent to or better than those contemplated by this Agreement (an “Alternative Transaction”), the Company agrees to support the completion of such Alternative Transaction in the same manner as the Arrangement and shall otherwise fulfill its covenants contained in this Agreement in respect of such Alternative Transaction. In the event of any proposed Alternative Transaction, any reference in this Agreement to the Arrangement shall refer to the Alternative Transaction to the extent applicable, all terms, covenants, representations and warranties of this Agreement shall be and shall be deemed to have been made in the context of the Alternative Transaction and all references to time periods regarding the Transaction, including the Effective Time, herein shall refer to the date of closing of the transactions contemplated by the Alternative Transaction (as such date may be extended from time to time).

4.6   Mutual Covenants
Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:
(a)
it will use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 7 hereof to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Arrangement in accordance with its obligations under this Agreement, the Plan of Arrangement and applicable Laws and cooperate with the other Parties in connection therewith, including using its commercially reasonable efforts to (i) obtain all Regulatory Approvals required to be obtained by it, (ii) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Arrangement, (iii) oppose, lift or rescind any injunction or restraining order against it or other order, decree, ruling or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement and (iv) cooperate with the other Parties in connection with the performance by it of its obligations hereunder;

(b)
it will use commercially reasonable efforts not to take or cause to be taken any action, or refrain from taking any action, which is inconsistent with this Agreement or which would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement;

(c)
promptly notify the other Parties of:

(i)
any communication from any person alleging that the consent of such person (or another person) is or may be required in connection with the Arrangement (and the response thereto from such Party, its subsidiaries or its Representatives); and

(ii)
any material communication from any Governmental Authority in connection with the Arrangement (and the response thereto from such Party, its subsidiaries or its representatives);

(d)
it will use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Parties’ legal counsel to permit the completion of the Arrangement; and

(e)
in the event any stockholder or shareholder litigation is commenced or, to the knowledge of the Purchaser or the Company, as applicable, threatened, that questions the validity or legality of the Arrangement or seeks damages or an injunction in connection therewith (“Transaction Litigation”), the Company or the Purchaser, as applicable, shall promptly notify the other Parties of such Transaction Litigation and shall keep the other Parties reasonably informed with respect to the status thereof. Each Party shall give the other Parties a reasonable opportunity to participate in the defense or settlement of any Transaction Litigation (at such Parties’ cost) and shall consider in good faith, acting reasonably, the other Parties’ advice with respect to such Transaction Litigation; provided that none of the Parties shall offer or agree to settle any Transaction Litigation without the prior written consent of the other Party, not to be unreasonably withheld, conditioned or delayed.

4.7   Covenants Related to Regulatory Approvals
Each Party, as applicable to that Party, covenants and agrees with respect to obtaining all Regulatory Approvals required for the completion of the Arrangement that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:
(a)
as soon as reasonably practicable after the date hereof, each Party, or where appropriate, both Parties jointly, shall make all notifications, filings, applications and submissions with Governmental Authorities required or advisable, and shall use commercially reasonable efforts to obtain all required Regulatory Approvals and shall cooperate with the other Parties in connection with all Regulatory Approvals sought by the other Parties, including the joint application for NAC Approval;

(b)
no Party shall extend or consent to any extension or refuse to consent to any extension of any applicable waiting or review period in connection with any application made pursuant to Section 4.7(a) or enter into any agreement with a Governmental Authority not to consummate the transactions contemplated by this Agreement, except upon the prior written consent of the other Parties (such consent not to be unreasonably withheld, conditioned or delayed);

(c)
each Party shall use commercially reasonable efforts to respond promptly to any request or notice from any Governmental Authority requiring that Party to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals sought by any of the Parties, and each Party shall cooperate with the other Parties and shall furnish to the other Parties such information and assistance as a Party may reasonably request in connection with preparing any submission or responding to such request or notice from a Governmental Authority;

(d)
each Party shall permit the other Parties an opportunity to review in advance any proposed substantive applications, notices, filings, submissions, undertakings, correspondence and communications (including responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding all required Regulatory Approvals, and shall provide the other Parties with a reasonable opportunity to comment thereon and agree to consider those comments in good faith, and any of the Parties shall provide the other Parties with any substantive applications, notices, filings, submissions, undertakings or other substantive correspondence provided to a Governmental Authority, or any substantive communications received from a Governmental Authority, in respect of obtaining or concluding the required Regulatory Approvals;
(e)
each Party shall keep the other Parties reasonably informed on a timely basis of the status of discussions relating to obtaining or concluding the required Regulatory Approvals sought by such Party and, for greater certainty, unless participation by a Party is prohibited by applicable Law or by such Governmental Authority, no Party shall participate in any substantive meeting (whether in person, by telephone or otherwise) with a Governmental Authority in respect of obtaining or concluding the required Regulatory Approvals unless it advises the other Parties in advance and gives such other Parties an opportunity to attend; provided, however, that this obligation shall not extend where competitively sensitive information may be discussed or communicated; and

(f)
except as permitted or contemplated by this Agreement, the Parties shall not enter into any transaction, investment, agreement, arrangement or joint venture or take any other action, the effect of which would reasonably be expected to delay the obtaining of Regulatory Approvals.

4.8   Directors and Officers of the Company
(a)
Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and to cause its subsidiaries to cause, all directors and officers of the Company and its subsidiaries whose employment or other relationship is not being continued by the Company, the Purchaser or any Surviving Corporation, to provide resignations, in form and substance satisfactory to the Company and the Purchaser, each acting reasonably, or shall terminate such officers effective as at the Effective Time.

(b)
The Purchaser agrees that it shall cause the Company, its subsidiaries and any successor to the Company (including any Surviving Corporation) to honour and comply with the terms of all of the severance payment obligations of the Company or its subsidiaries under the existing employment, consulting, change of control and severance agreements of the Company or its subsidiaries that are disclosed in Section 4.8(b) of the Company Disclosure Letter.

(c)
The Company shall be exclusively responsible and shall pay for any withholding obligations of Taxes pursuant to the Tax Act or Code from any amounts paid for the payments contemplated in this Section 4.8.

4.9   Directors and Officers of the Resulting Issuer
(a)
The Purchaser shall take all necessary corporate actions to cause, upon the Effective Time, (i) the Purchaser Board to be comprised of a total of five (5) directors; and (ii) two (2) of the five (5) directors constituting the Purchaser Board to be individuals designated prior to the Effective Time by the Company, and agreed to by the Purchaser, acting reasonably, (each a “Designated Director”); provided that at least one (1) of any such Designated Directors is independent under the rules and regulations of the TSXV and the NYSE American as reasonably determined by the Governance and Nominating Committee of the Purchaser.

(b)
Prior to completion of the transactions contemplated by this Agreement, the Purchaser, in consultation with the Company, shall determine the composition of the management team to be implemented following completion of the Arrangement.

4.10   Indemnification and Insurance
(a)
The Parties agree that all rights to indemnification existing in favour of the present and former directors and officers of the Company and each of its subsidiaries (each such present or former director or officer of the Company or any of its subsidiaries being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”) as provided by the articles of the Company or its subsidiaries, as applicable, or by contracts or agreements to which the Company or any of its subsidiaries is a party and in effect as of the date hereof, which contracts or agreements are fully and completely disclosed in the Company Disclosure Letter and copies of which are provided to the Purchaser prior to the date hereof, and, as of the Effective Time, will survive and will continue in full force and effect and without modification, and the Company and any successor to the Company (including any Surviving Corporation) shall continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time for six years following the Effective Date.
(b)
Prior to the Effective Time, notwithstanding any other provision hereof, the Company may purchase non-cancellable “tail” directors’ and officers’ liability insurance providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date, and the Purchaser shall, or shall cause the Company (or any Surviving Corporation, as applicable) and its subsidiaries to, maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date, provided that the total cost of such “tail” directors’ and officers’ liability insurance shall not exceed 300% of the current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by the Company and its subsidiaries, and provided further that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time.

(c)
The Purchaser shall, from and after the Effective Time, honour all rights to indemnification or exculpation existing as of the date of this Agreement in favour of all present and former employees and officers and directors of the Company and its subsidiaries to the extent that they are contained in the constating documents of the Company or its subsidiaries or disclosed in the Company Disclosure Letter, and acknowledges that such rights, to the extent that they are disclosed in the Company Disclosure Letter, shall survive unamended and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Time.

(d)
This Section 4.10 shall survive the consummation of the Plan of Arrangement and is intended to be for the benefit of, and shall be enforceable by, all present and former directors and officers of the Company, its subsidiaries and their respective heirs, executors, administrators and personal representatives and shall be binding on the Purchaser, the Company, its subsidiaries and their respective successors and assigns, and, for such purpose, the Company hereby confirms that it is acting as agent on behalf of such persons.

4.11   NYSE American Matters
The Purchaser and the Company shall use their commercially reasonable efforts to cause the Company Shares to be de-listed from the NYSE American and quotations removed from the over the counter markets, if and as applicable, promptly following the Effective Time, with effect as soon as practicable following the Effective Date. The Purchaser shall use commercially reasonable best efforts to cause the Purchaser Shares, including the Resulting Issuer Shares issued pursuant to the Arrangement, to continue to be listed on the TSXV and to be listed on the NYSE American at the Effective Date.
4.12   Pre-Acquisition Reorganization
(a)
The Company shall use its commercially reasonable efforts to effect such reorganization of its business, operations, subsidiaries and assets or such other transactions (each, a “Pre-Acquisition Reorganization”) as the Purchaser may reasonably request prior to the Effective Date, and the Plan of Arrangement, if required, shall be modified accordingly; provided, however, that the Company need not effect a Pre-Acquisition Reorganization which in the opinion of the Company, acting reasonably: (i) would impede, materially delay or prevent the consummation of the Transaction; (ii) would require the Company to obtain prior approval of the Company Stockholders in respect of such Pre-Acquisition Reorganization; or (iii) could be prejudicial to the Company or the Company Stockholders or other securityholders, as a whole, in any respect.

(b)
Without limiting the foregoing and other than as set forth in clause (a) above, the Company shall use its commercially reasonable efforts to obtain all necessary consents, approvals or waivers from any persons to effect each Pre-Acquisition Reorganization, and the Company shall cooperate with the Purchaser in structuring, planning and implementing any such Pre-Acquisition Reorganization. The Purchaser shall provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least ten Business Days prior to the date of the Company Meeting. In addition:
(i)
any Pre-Acquisition Reorganization shall not unreasonably interfere with the Company’s and its subsidiaries’ material operations prior to the Effective Time;

(ii)
any Pre-Acquisition Reorganization shall not require the Company or its subsidiaries to contravene any applicable Laws, its organizational documents or any Company Material Contract;

(iii)
any Pre-Acquisition Reorganization shall not impair the ability of the Company to consummate, and will not prevent or materially delay the consummation of, the Transaction; and

(iv)
the Company shall not be obligated to take any action that could result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Company Stockholder incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Transaction in the absence of any Pre-Acquisition Reorganization.

(c)
The Purchaser acknowledges and agrees that the planning for and implementation of any Pre-Acquisition Reorganization shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of the Company hereunder has been breached (including where any such Pre-Acquisition Reorganization requires the consent of any third party under a Contract) or if a condition for the benefit of the Purchaser has been satisfied. The Purchaser and the Company shall work cooperatively and use commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization. For greater certainty, the Company and its subsidiaries shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.

4.13   U.S. Exchange Act Matters
In connection with the consummation of the Transaction, the Purchaser shall use commercially reasonable efforts to register the Purchaser Shares under the U.S. Exchange Act relying on the “successor” provisions under the U.S. Exchange Act.
ARTICLE 5
ADDITIONAL AGREEMENTS
5.1   Company Acquisition Proposals
(a)
Except as expressly contemplated by this Agreement or to the extent that the Purchaser, in its sole and absolute discretion, has otherwise consented to in writing, until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 6.1, the Company shall not and shall cause its subsidiaries and their respective Representatives to not, directly or indirectly through any other person:

(i)
make, initiate, solicit, knowingly encourage (including by way of furnishing or affording access to information or any site visit or entering into any form of agreement, arrangement or understanding (other than an Acceptable Confidentiality Agreement)), or knowingly facilitate any inquiry or the making of any inquiry, proposal or offer with respect to a Company Acquisition Proposal or that constitutes or could reasonably be expected to constitute or lead to a Company Acquisition Proposal;

(ii)
participate in any discussions or negotiations with, furnish information to, or otherwise cooperate in any way with, any person (other than the Purchaser and its subsidiaries) regarding a Company Acquisition Proposal or any inquiry, proposal or offer that reasonably could be expected to constitute or lead to a Company Acquisition Proposal;
(iii)
make or propose publicly to make a Company Change of Recommendation; or

(iv)
accept, recommend, enter into, or propose publicly to accept, recommend or enter into, any agreement, understanding or arrangement in respect of a Company Acquisition Proposal (other than an Acceptable Confidentiality Agreement).

(b)
The Company shall and shall cause its subsidiaries and their respective Representatives to immediately cease and terminate any solicitation, encouragement, discussion, negotiation or other activities with any person (other than the Purchaser, its subsidiaries and their respective Representatives) conducted prior to the date hereof by the Company or any of its Representatives or its subsidiaries and their Representatives with respect to any Company Acquisition Proposal or any inquiry, proposal or offer that reasonably could be expected to constitute or lead to a Company Acquisition Proposal and, in connection therewith, the Company will immediately discontinue access to and disclosure of any of its confidential information to any person that reasonably could be expected to lead to a Company Acquisition Proposal, including access to any data room, virtual or otherwise, to any person (other than access by the Purchaser and its Representatives), and will as soon as practicable, and in any event within two Business Days after the date hereof, request, and use its commercially reasonable efforts to exercise all rights it has (or cause its subsidiaries to exercise any rights they may have) to require the return or destruction of all confidential information regarding the Company or its subsidiaries previously provided in connection therewith to any person other than the Purchaser and its Representatives to the extent such information has not already been returned or destroyed and use commercially reasonable efforts to ensure that such obligations are fulfilled.

(c)
Notwithstanding anything to the contrary contained in this Agreement, in the event that the Company receives a bona fide written Company Acquisition Proposal from any person after the date hereof and prior to the Company Meeting that was not solicited by the Company and that did not otherwise result from a breach of this Section 5.1, and subject to the Company’s compliance with Section 5.1(d), the Company and its Representatives may (i) furnish information and access to properties, facilities, books or records of the Company and its subsidiaries to any such person pursuant to an Acceptable Confidentiality Agreement, provided that (x) the Company provides a copy of such Acceptable Confidentiality Agreement to the Purchaser promptly upon its execution, and (y) the Company contemporaneously provides to the Purchaser any non-public information concerning the Company that is provided to such person which was not previously provided to the Purchaser or its Representatives, and (ii) engage in or participate in any discussions or negotiations, or respond to inquiries from such person, regarding such Company Acquisition Proposal; provided, however, that, prior to taking any action described in clauses (i) or (ii) above, the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Acquisition Proposal would, if consummated in accordance with its terms, constitute or would reasonably be expected to constitute a Company Superior Proposal.

(d)
The Company shall promptly (and, in any event, within 24 hours) notify the Purchaser, at first orally and thereafter in writing, of any Company Acquisition Proposal (whether or not in writing) received by the Company, any inquiry received by the Company that could reasonably be expected to constitute or lead to a Company Acquisition Proposal, or any request received by the Company for non-public information relating to the Company in connection with a Company Acquisition Proposal or for access to the properties, books or records of the Company by any person that informs the Company that it is considering making a Company Acquisition Proposal, including a copy of any written Company Acquisition Proposal, a description of the material terms and conditions of such inquiry or request and the identity of the person making such Company Acquisition Proposal, inquiry or request, and promptly provide to the Purchaser such other information concerning such Company Acquisition Proposal, inquiry or request as the Purchaser may reasonably request, including all material or substantive correspondence relating to such Company Acquisition Proposal. The Company will keep the Purchaser promptly and fully informed of the status, developments and details of any such Company Acquisition Proposal, inquiry or request, including any material changes, modifications or other amendments thereto.
(e)
Except as expressly permitted by this Section 5.1, neither the Company Board, nor any committee thereof shall: (i) make a Company Change of Recommendation; (ii) accept, approve, endorse or recommend or publicly propose to accept, approve, endorse or recommend any Company Acquisition Proposal; (iii) permit the Company to accept or enter into, or publicly propose to enter into (or permit any such actions in the case of the Company Board or any committee thereof), an Acquisition Agreement with respect to any Company Acquisition Proposal; or (iv) permit the Company to accept or enter into any Contract requiring the Company to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any person proposing a Company Acquisition Proposal in the event that the Company completes the transactions contemplated hereby or any other transaction with the Purchaser or any of its affiliates.

(f)
Notwithstanding anything to the contrary contained in Section 5.1(e), in the event the Company receives a Company Acquisition Proposal that the Company Board has determined is a Company Superior Proposal from any person after the date hereof and prior to the Company Meeting, then the Company Board may, at any time prior to the Company Meeting, make a Company Change of Recommendation and/or enter into an Acquisition Agreement with respect to such Company Superior Proposal, but only if:

(i)
the Company has complied and continues to be in compliance with this Section 5.1 in connection with the preparation or making of such Company Acquisition Proposal and the Company has complied with the other terms of this Section 5.1(f);

(ii)
the Company has given written notice to the Purchaser that it has received a Company Acquisition Proposal and that the Company Board has determined that (x) such Company Acquisition Proposal constitutes a Company Superior Proposal and (y) the Company Board intends to make a Company Change of Recommendation and/or enter into an Acquisition Agreement with respect to such Company Superior Proposal, in each case promptly following the making of such determination, together with a summary of the material terms of any proposed Acquisition Agreement or other agreement relating to such Company Superior Proposal (together with a copy of such agreement and any ancillary agreements and supporting materials) to be executed with the person making such Company Superior Proposal, and if applicable, the value in financial terms that the Company Board has determined should be ascribed to any non-cash consideration offered under such Company Superior Proposal;

(iii)
a period of five full Business Days (such period being the “Purchaser Response Period”) shall have elapsed from the later of (x) the date the Purchaser received the notice from the Company referred to in Section 5.1(f)(ii) and (y) the date on which the Purchaser received copies of the agreements and supporting material set out in Section 5.1(f)(ii);

(iv)
if during any Purchaser Response Period, the Purchaser has proposed to amend the terms of the Arrangement in accordance with Section 5.1(g), the Company Board shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that (x) the Company Acquisition Proposal remains a Company Superior Proposal compared to the Arrangement as proposed to be amended by the Purchaser and (y) failure to take such action would be inconsistent with the fiduciary duties of such directors under applicable Law;

(v)
in the event the Company intends to enter into an Acquisition Agreement, the Company concurrently terminates this Agreement pursuant to Section 6.1(e)(iv); and

(vi)
the Company has previously, or concurrently will have, paid to the Purchaser the Company Termination Fee pursuant to Section 5.3(b).

(g)
The Company acknowledges and agrees that during the Purchaser Response Period or such longer period as the Company may approve in writing for such purpose, the Purchaser shall have the right, but not the obligation, to propose to amend the terms of this Agreement and the Arrangement.

(h)
The Company Board will review in good faith any offer made by the Purchaser to amend the terms of this Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Company Acquisition Proposal that previously constituted a Company Superior Proposal ceasing to be a Company Superior Proposal. The Company agrees that, subject to the Company’s disclosure obligations under applicable Laws, the fact of the making of, and each of the terms of, any such proposed amendments shall be kept strictly confidential and shall not be disclosed to any person (including without limitation, the person having made the Company Superior Proposal), other than the Company’s Representatives, without the Purchaser’s prior written consent. If the Company Board determines that such Company Acquisition Proposal that previously constituted a Company Superior Proposal would cease to be a Company Superior Proposal as a result of the amendments proposed by the Purchaser, the Company will forthwith so advise the Purchaser and will promptly thereafter accept the offer by the Purchaser to amend the terms of this Agreement and the Arrangement and the Parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing. If the Company Board continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Acquisition Proposal remains a Company Superior Proposal and therefore rejects the Purchaser’s offer to amend this Agreement and the Arrangement, if any, the Company may, subject to compliance with the other provisions hereof, make a Company Change of Recommendation and/or enter into an Acquisition Agreement with respect to such Company Superior Proposal.

(i)
Each successive modification of any Company Acquisition Proposal shall constitute a new Company Superior Proposal for the purposes of Section 5.1(f) and shall require a new five full Business Day Purchaser Response Period from the date described in Section 5.1(f)(iii) with respect to such new Company Acquisition Proposal. In circumstances where the Company provides the Purchaser with notice of a Company Superior Proposal and all documentation contemplated by Section 5.1(f)(ii) on a date that is less than seven Business Days prior to the Company Meeting, the Company may, and upon the request of the Purchaser, the Company shall, adjourn or postpone the Company Meeting to, either proceed with or postpone the Company Meeting in accordance with the terms of this Agreement to a date that is not more than seven Business Days after the scheduled date of such Company Meeting, as directed by the Purchaser, provided, however, that the Company Meeting shall not be adjourned or postponed to a date later than the seventh Business Day prior to the Outside Date.

(j)
The Company Board shall reaffirm its recommendation in favour of the Arrangement by news release promptly after (i) the Company Board has determined that any Company Acquisition Proposal is not a Company Superior Proposal if the Company Acquisition Proposal has been publicly announced or made; or (ii) the Company Board makes the determination referred to in Section 5.1(h) that a Company Acquisition Proposal that has been publicly announced or made and which previously constituted a Company Superior Proposal has ceased to be a Company Superior Proposal and the Parties have so amended the terms of this Agreement and the Arrangement. The Purchaser and its outside counsel shall be given a reasonable opportunity to review and comment on the form and content of any such news release and the Company shall give reasonable consideration to all amendments to such press release requested by the Purchaser and its outside counsel. Such news release shall state that the Company Board has determined that such Company Acquisition Proposal is not a Company Superior Proposal.

(k)
The Company will not become a party to any Contract with any person subsequent to the date hereof that limits or prohibits the Company from (i) providing or making available to the Purchaser and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 5.1 or (ii) providing the Purchaser and its affiliates and Representatives with any other information required to be given to it by the Company under this Section 5.1.

(l)
Nothing in this Agreement shall prevent the Company Board from: (i) responding through a directors’ circular or equivalent document as required by applicable Laws to a Company Acquisition Proposal; or (ii) making any disclosure to the securityholders of the Company if the Company Board, acting in good faith and after consultation with outside legal counsel, shall have first determined that the failure to make such disclosure would be inconsistent with the fiduciary duties of the Company Board or such other disclosure that is otherwise required under applicable Law.

(m)
The Company agrees (i) not to release any persons from, or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement or standstill provisions in any such confidentiality agreement that the Company entered into prior to the date hereof (it being acknowledged by the Purchaser that the automatic termination or release of any restrictions of any such agreements as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.1(m)), and (ii) to promptly and diligently enforce all standstill, non-disclosure, non-disturbance, non-solicitation and similar covenants that it has entered into prior to the date hereof or enter into after the date hereof.

(n)
Without limiting the generality of the foregoing, the Company shall ensure that its subsidiaries and Representatives are aware of the provisions of this Section 5.1, and the Company shall be responsible for any breach of this Section 5.1 by any of its subsidiaries or Representatives.

(o)
Nothing contained in this Agreement shall prohibit the Company or the Company Board from calling and/or holding a shareholder meeting requisitioned by shareholders in accordance with the CCAA and CBCA or complying with any order of a Governmental Authority that was not solicited, supported or encouraged by the Company or its subsidiaries.

5.2   Purchaser Acquisition Proposals
(a)
Except as expressly contemplated by this Agreement or to the extent that the Company, in its sole and absolute discretion, has otherwise consented to in writing, until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 6.1, the Purchaser shall not and shall cause its subsidiaries and their respective Representatives to not, directly or indirectly through any other person:

(i)
make, initiate, solicit, knowingly encourage (including by way of furnishing or affording access to information or any site visit or entering into any form of agreement, arrangement or understanding (other than an Acceptable Confidentiality Agreement)), or knowingly facilitate any inquiry or the making of any inquiry, proposal or offer with respect to a Purchaser Acquisition Proposal or that constitutes or could reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal;

(ii)
participate in any discussions or negotiations with, furnish information to, or otherwise cooperate in any way with, any person (other than the Company and its subsidiaries) regarding a Purchaser Acquisition Proposal or any inquiry, proposal or offer that reasonably could be expected to constitute or lead to a Purchaser Acquisition Proposal;

(iii)
make or propose publicly to make a Purchaser Change of Recommendation; or

(iv)
accept, recommend, enter into, or propose publicly to accept, recommend or enter into, any agreement, understanding or arrangement in respect of a Purchaser Acquisition Proposal (other than an Acceptable Confidentiality Agreement).

(b)
The Purchaser shall and shall cause its subsidiaries and their respective Representatives to immediately cease and terminate any solicitation, encouragement, discussion, negotiation or other activities with any person (other than the Company, its subsidiaries and their respective Representatives) conducted prior to the date hereof by the Purchaser or any of its Representatives or its subsidiaries and their Representatives with respect to any Purchaser Acquisition Proposal or any inquiry, proposal or offer that reasonably could be expected to constitute or lead to a Purchaser Acquisition Proposal and, in connection therewith, the Purchaser will immediately discontinue access to and disclosure of any of its confidential information to any person that reasonably could be expected to lead to a Purchaser Acquisition Proposal, including access to any data room, virtual or otherwise, to any person (other than access by the Company and its Representatives), and will as soon as practicable, and in any event within two Business Days after the date hereof, request, and use its commercially reasonable efforts to exercise all rights it has (or cause its subsidiaries to exercise any rights they may have) to require the return or destruction of all confidential information regarding the Purchaser or its subsidiaries previously provided in connection therewith to any person other than the Company and its Representatives to the extent such information has not already been returned or destroyed and use commercially reasonable efforts to ensure that such obligations are fulfilled.
(c)
Notwithstanding anything to the contrary contained in this Agreement, in the event that the Purchaser receives a bona fide written Purchaser Acquisition Proposal from any person after the date hereof and prior to the Purchaser Meeting that was not solicited by the Purchaser and that did not otherwise result from a breach of this Section 5.2, and subject to the Purchaser’s compliance with Section 5.2(d), the Purchaser and its Representatives may (i) furnish information and access to properties, facilities, books or records of the Purchaser and its subsidiaries to any such person pursuant to an Acceptable Confidentiality Agreement, provided that (x) the Purchaser provides a copy of such Acceptable Confidentiality Agreement to the Company promptly upon its execution and (y) the Purchaser contemporaneously provides to the Company any non-public information concerning the Purchaser that is provided to such person which was not previously provided to the Company or its Representatives, and (ii) engage in or participate in any discussions or negotiations, or respond to inquiries from such person, regarding such Purchaser Acquisition Proposal; provided, however, that, prior to taking any action described in clauses (i) or (ii) above, the Purchaser Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Purchaser Acquisition Proposal would, if consummated in accordance with its terms, constitute or would reasonably be expected to constitute a Purchaser Superior Proposal.

(d)
The Purchaser shall promptly (and, in any event, within 24 hours) notify the Company, at first orally and thereafter in writing, of any Purchaser Acquisition Proposal (whether or not in writing) received by the Purchaser, any inquiry received by the Purchaser that could reasonably be expected to constitute or lead to a Purchaser Acquisition Proposal, or any request received by the Purchaser for non-public information relating to the Purchaser in connection with a Purchaser Acquisition Proposal or for access to the properties, books or records of the Purchaser by any person that informs the Purchaser that it is considering making a Purchaser Acquisition Proposal, including a copy of any written Purchaser Acquisition Proposal, a description of the material terms and conditions of such inquiry or request and the identity of the person making such Purchaser Acquisition Proposal, inquiry or request, and promptly provide to the Company such other information concerning such Purchaser Acquisition Proposal, inquiry or request as the Company may reasonably request, including all material or substantive correspondence relating to such Purchaser Acquisition Proposal. The Purchaser will keep the Company promptly and fully informed of the status, developments and details of any such Purchaser Acquisition Proposal, inquiry or request, including any material changes, modifications or other amendments thereto.

(e)
Except as expressly permitted by this Section 5.2, neither the Purchaser Board, nor any committee thereof shall: (i) make a Purchaser Change of Recommendation; (ii) accept, approve, endorse or recommend or publicly propose to accept, approve, endorse or recommend any Purchaser Acquisition Proposal; (iii) permit the Purchaser to accept or enter into, or publicly propose to enter into (or permit any such actions in the case of the Purchaser Board or any committee thereof), an Acquisition Agreement with respect to any Purchaser Acquisition Proposal; or (iv) permit the Purchaser to accept or enter into any Contract requiring the Purchaser to abandon, terminate or fail to consummate the Arrangement or providing for the payment of any break, termination or other fees or expenses to any person proposing a Purchaser Acquisition Proposal in the event that the Purchaser completes the transactions contemplated hereby or any other transaction with the Company or any of its affiliates.

(f)
Notwithstanding anything to the contrary contained in Section 5.2(e), in the event the Purchaser receives a Purchaser Acquisition Proposal that the Purchaser Board has determined is a Purchaser

Superior Proposal from any person after the date hereof and prior to the Purchaser Meeting, then the Purchaser Board may, prior to the Purchaser Meeting, make a Purchaser Change of Recommendation and/or enter into an Acquisition Agreement with respect to such Purchaser Superior Proposal, but only if:
(i)
the Purchaser has complied and continues to be in compliance with this Section 5.2 in connection with the preparation or making of such Purchaser Acquisition Proposal and the Purchaser has complied with the other terms of this Section 5.2(f);

(ii)
the Purchaser has given written notice to the Company that it has received a Purchaser Acquisition Proposal and that the Purchaser Board has determined that (x) such Purchaser Acquisition Proposal constitutes a Purchaser Superior Proposal and (y) the Purchaser Board intends to make a Purchaser Change of Recommendation and/or enter into an Acquisition Agreement with respect to such Purchaser Superior Proposal, in each case promptly following the making of such determination, together with a summary of the material terms of any proposed Acquisition Agreement or other agreement relating to such Purchaser Superior Proposal (together with a copy of such agreement and any ancillary agreements and supporting materials) to be executed with the person making such Purchaser Superior Proposal, and, if applicable, the value in financial terms that the Purchaser Board has determined should be ascribed to any non-cash consideration offered under such Purchaser Superior Proposal;

(iii)
a period of five full Business Days (such period being the “Company Response Period”) shall have elapsed from the later of (x) the date the Company received the notice from the Purchaser referred to in Section 5.2(f)(ii), and (y) the date on which the Company received copies of the agreements and supporting material set out in Section 5.2(f)(ii);

(iv)
if during any Company Response Period, the Company has proposed to amend the terms of the Arrangement in accordance with Section 5.2(g), the Purchaser Board shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that (x) the Purchaser Acquisition Proposal remains a Purchaser Superior Proposal compared to the Arrangement as proposed to be amended by the Company and (y) failure to take such action would be inconsistent with the fiduciary duties of such directors under applicable Law;

(v)
in the event the Purchaser intends to enter into an Acquisition Agreement, the Purchaser concurrently terminates this Agreement pursuant to Section 6.1(d)(iv); and

(vi)
the Purchaser has previously, or concurrently will have, paid to the Company the Purchaser Termination Fee pursuant to Section 5.3(d).

(g)
The Purchaser acknowledges and agrees that during the Company Response Period or such longer period as the Purchaser may approve for such purpose, the Company shall have the right, but not the obligation, to propose to amend the terms of this Agreement and the Arrangement.

(h)
The Purchaser Board will review in good faith any offer made by the Company to amend the terms of this Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Purchaser Acquisition Proposal that previously constituted a Purchaser Superior Proposal ceasing to be a Purchaser Superior Proposal. The Purchaser agrees that, subject to the Purchaser’s disclosure obligations under applicable U.S. Securities Laws, the fact of the making of, and each of the terms of, any such proposed amendments shall be kept strictly confidential and shall not be disclosed to any person (including without limitation, the person having made the Purchaser Superior Proposal), other than the Purchaser’s Representatives, without the Company’s prior written consent. If the Purchaser Board determines that such Purchaser Acquisition Proposal that previously constituted a Purchaser Superior Proposal would cease to be a Purchaser Superior Proposal as a result of the amendments proposed by the Company, the Purchaser will forthwith so advise the Company and will promptly thereafter accept the offer by the Company to amend the terms of this Agreement and the Arrangement and the Parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing. If the Purchaser Board continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Purchaser Acquisition Proposal remains a Purchaser Superior Proposal and therefore rejects the Company’s offer to amend this Agreement and the Arrangement, if any, the Purchaser may, subject to compliance with the other provisions hereof, make a Purchaser Change of Recommendation and/or enter into an Acquisition Agreement with respect to such Purchaser Superior Proposal.
(i)
Each successive modification of any Purchaser Acquisition Proposal shall constitute a new Purchaser Superior Proposal for the purposes of Section 5.2(f) and shall require a new five full Business Day Company Response Period from the date described in Section 5.2(f)(iii) with respect to such new Purchaser Acquisition Proposal. In circumstances where the Purchaser provides the Company with notice of a Purchaser Superior Proposal and all documentation contemplated by Section 5.2(f)(ii) on a date that is less than seven Business Days prior to the Purchaser Meeting, the Purchaser may, and upon the request of the Company, the Purchaser shall, adjourn or postpone the Purchaser Meeting to, either proceed with or postpone the Purchaser Meeting in accordance with the terms of this Agreement to a date that is not more than seven Business Days after the scheduled date of such Purchaser Meeting, as directed by the Company, provided, however, that the Purchaser Meeting shall not be adjourned or postponed to a date later than the seventh Business Day prior to the Outside Date.

(j)
The Purchaser Board shall reaffirm its recommendation in favour of the Arrangement by news release promptly after (i) the Purchaser Board has determined that any Purchaser Acquisition Proposal is not a Purchaser Superior Proposal if the Purchaser Acquisition Proposal has been publicly announced or made; or (ii) the Purchaser Board makes the determination referred to in Section 5.2(h) that a Purchaser Acquisition Proposal that has been publicly announced or made and which previously constituted a Purchaser Superior Proposal has ceased to be a Purchaser Superior Proposal and the Parties have so amended the terms of this Agreement and the Arrangement. The Company and its outside counsel shall be given a reasonable opportunity to review and comment on the form and content of any such news release and the Purchaser shall give reasonable consideration to all amendments to such press release requested by the Company and its outside counsel. Such news release shall state that the Purchaser Board has determined that such Purchaser Acquisition Proposal is not a Purchaser Superior Proposal.

(k)
The Purchaser will not become a party to any Contract with any person subsequent to the date hereof that limits or prohibits the Purchaser from (i) providing or making available to the Company and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 5.2 or (ii) providing the Company and its affiliates and Representatives with any other information required to be given to it by the Purchaser under this Section 5.2.

(l)
Nothing in this Agreement shall prevent the Purchaser Board from: (i) responding through a directors’ circular or equivalent document as required by applicable Laws to a Purchaser Acquisition Proposal; or (ii) making any disclosure to the securityholders of the Purchaser if the Purchaser Board, acting in good faith and after consultation with outside legal counsel, shall have first determined that the failure to make such disclosure would be inconsistent with the fiduciary duties of the Purchaser Board or such other disclosure that is otherwise required under applicable Law.

(m)
The Purchaser agrees (i) not to release any persons from, or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement or standstill provisions in any such confidentiality agreement that the Purchaser entered into prior to the date hereof (it being acknowledged by the Company that the automatic termination or release of any restrictions of any such agreements as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.2(m)), (ii) to promptly and diligently enforce all standstill, non-disclosure, non-disturbance, non-solicitation and similar covenants that it has entered into prior to the date hereof or enter into after the date hereof.

(n)
Without limiting the generality of the foregoing, the Purchaser shall ensure that its subsidiaries and Representatives are aware of the provisions of this Section 5.2, and the Purchaser shall be responsible for any breach of this Section 5.2 by any of its subsidiaries or Representatives.

5.3   Termination Fees and Expenses
(a)
“Company Termination Fee Event” means this Agreement shall have been terminated:

(i)
by the Purchaser pursuant to Section 6.1(d)(i) [Company Change of Recommendation];

(ii)
by the Purchaser pursuant to Section 6.1(d)(ii) [Company Breach of Non-Solicitation Provision];

(iii)
by either Party pursuant to Section 6.1(c)(iii) [Failure to Obtain Company Stockholder Approval] or Section 6.1(c)(i) [Occurrence of Outside Date] or by the Purchaser pursuant to Section 6.1(d)(iii) [Company Breach of Representations, Warranties or Covenants], in each case, but only if, in these termination events, (x) prior to such termination, a bona fide Company Acquisition Proposal shall have been made and publicly announced by any person (other than the Purchaser and its affiliates) and such Company Acquisition Proposal is not withdrawn at least five Business Days prior to the date of the Company Meeting, and (y) within 12 months following the date of such termination, (A) the Company or one or more of its subsidiaries enters into a Contract (other than a confidentiality agreement) in respect of a Company Acquisition Proposal (whether or not such Company Acquisition Proposal is the same Company Acquisition Proposal referred to in clause (x) above) and such Company Acquisition Proposal is later consummated (whether or not within 12 months after such termination) or (B) a Company Acquisition Proposal shall have been consummated (whether or not such Company Acquisition Proposal is the same Company Acquisition Proposal referred to in clause (x) above), provided that for purposes of this Section 5.3(a)(iii), the term “Company Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1 except that a reference to “20%” therein shall be deemed to be a reference to “50%”; or

(iv)
by the Company pursuant to Section 6.1(e)(iv) [Company Superior Proposal].

(b)
If a Company Termination Fee Event occurs, the Company shall pay to the Purchaser, or as the Purchaser may direct, a termination fee of US$5,000,000 (the “Company Termination Fee”) as liquidated damages in consideration for the loss of the Purchaser’s rights under this Agreement, by wire transfer in immediately available funds to an account specified by the Purchaser as follows:

(i)
in the case of a Company Termination Fee Event referred to in Section 5.3(a)(i) or Section 5.3(a)(iii), the Company shall pay the Company Termination Fee to the Purchaser on or prior to completion of the applicable Company Acquisition Proposal;

(ii)
in the case of a Company Termination Fee Event referred to in Section 5.3(a)(ii), the Company shall pay the Company Termination Fee to the Purchaser within one Business Day following such termination; or

(iii)
in the case of a Company Termination Fee Event referred to in Section 5.3(a)(iv), the Company shall pay the Company Termination Fee to the Purchaser concurrently with such termination.

(c)
“Purchaser Termination Fee Event” means this Agreement shall have been terminated:

(i)
by the Company pursuant to Section 6.1(e)(i) [Purchaser Change of Recommendation];

(ii)
by the Company pursuant to Section 6.1(e)(ii) [Purchaser Breach of Non-Solicitation Provisions];

(iii)
by either Party pursuant to Section 6.1(c)(ii) [Failure to Obtain Purchaser Shareholder Approval] or Section 6.1(c)(i) [Occurrence of Outside Date] or by the Company pursuant to Section 6.1(e)(iii) [Purchaser Breach of Representations, Warranties or Covenants], in each case, but only if, in these termination events, (x) prior to such termination, a bona fide Purchaser Acquisition Proposal shall have been made and publicly announced by any person (other than the Company and its affiliates) and such Purchaser Acquisition Proposal is not withdrawn at least five Business Days prior to the date of the Purchaser Meeting, and (y) within 12 months following the date of such termination, (A) the Purchaser or one or more of its subsidiaries enters into a Contract (other than a confidentiality agreement) in respect of a Purchaser Acquisition Proposal (whether or not such Purchaser Acquisition Proposal is the same Purchaser Acquisition Proposal referred to in clause (x) above) and such Purchaser Acquisition Proposal is later consummated (whether or not within 12 months after such termination) or (B) a Purchaser Acquisition Proposal shall have been consummated (whether or not such Purchaser Acquisition Proposal is the same Purchaser Acquisition Proposal referred to in clause (x) above), provided that for purposes of this Section 5.3(c)(iii), the term “Purchaser Acquisition Proposal” shall have the meaning ascribed to such term in Section 1.1 except that a reference to “20%” therein shall be deemed to be a reference to “50%”; or
(iv)
by the Purchaser pursuant to Section 6.1(d)(iv) [Purchaser Superior Proposal].

(d)
If a Purchaser Termination Fee Event occurs, the Purchaser shall pay to the Company a termination fee of US$5,000,000 (the “Purchaser Termination Fee”) by wire transfer in immediately available funds to an account specified by the Company as follows:

(i)
in the case of a Purchaser Termination Fee Event referred to in Section 5.3(c)(i) or Section 5.3(c)(iii), the Purchaser shall pay the Purchaser Termination Fee to the Company on or prior to completion of the applicable Purchaser Acquisition Proposal;

(ii)
in the case of a Purchaser Termination Fee Event referred to in Section 5.3(c)(ii), the Purchaser shall pay the Purchaser Termination Fee to the Company within one Business Day following such termination; or

(iii)
in the case of a Purchaser Termination Fee Event referred to in Section 5.3(c)(iv), the Purchaser shall pay the Purchaser Termination Fee to the Company concurrently with such termination.

(e)
Except as otherwise specified herein, each Party will pay its respective legal and accounting costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement and any other costs, fees and expenses whatsoever and howsoever incurred, and will indemnify and save harmless the others from and against any claim for any broker’s, finder’s or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder, provided that the filing fee payable to the NAC will be split equally between the Purchaser and the Company.

(f)
Each of the Parties acknowledges that the agreements contained in this Section 5.3 are an integral part of the transactions contemplated in this Agreement and that without these agreements the Parties would not enter into this Agreement.

(g)
The Parties acknowledge that all of the payment amounts set out in this Section 5.3 are payments in consideration for the disposition of rights of the Party entitled to receive such payments and that the amounts set out in this Section 5.3 are payments of liquidated damages which are a genuine pre-estimate of the damages which the applicable Party entitled to such damages will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, each Party agrees that, upon any termination of this Agreement under circumstances where the Company or the Purchaser is entitled to a termination fee and such termination fee is paid in full, the Company or the Purchaser, as the case may be, shall be precluded from any other remedy against the applicable Party at Law or in equity or otherwise (including, without limitation, an order for specific performance), and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the applicable Party or any of its subsidiaries or any of their respective directors, officers, employees, partners, managers, members, shareholders or affiliates or their respective representatives in connection with this Agreement or the transactions contemplated hereby, provided that the foregoing limitation shall not apply in the event of fraud or wilful breach of this Agreement by a Party.
(h)
If any Law requires deduction or withholding of any Tax from any payment of the Purchaser Termination Fee, then the Purchaser shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authorities in accordance with Law and to the extent such Tax is a withholding Tax imposed under Part XIII of the Tax Act (an “Indemnified Tax”) the sum payable by the Purchaser pursuant to this Section 5.3 shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.3(h)), the Company, or its designee, receives an amount equal to the Purchaser Termination Fee. The Purchaser shall indemnify the Company, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.3(h)) payable or paid by the Purchaser in respect of the Purchaser Termination Fee or required to be withheld or deducted from any payment of the Purchaser Termination Fee to the Company or its designee.

(i)
If any Law requires deduction or withholding of any Tax from any payment of the Company Termination Fee, then the Company shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authorities in accordance with Law and to the extent such Tax is an Indemnified Tax, the sum payable by the Company pursuant to this Section 5.3 shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.3(i)), the Purchaser, or its designee, receives an amount equal to the Company Termination Fee. The Company shall indemnify the Purchaser, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.3(i)) payable or paid by the Company in respect of the Company Termination Fee or required to be withheld or deducted from any payment of the Company Termination Fee to the Purchaser or its designee.

ARTICLE 6
TERMINATION
6.1   Termination
(a)
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

(b)
This Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Company and the Purchaser.

(c)
This Agreement may be terminated by either the Company or the Purchaser at any time prior to the Effective Time if:

(i)
the Effective Time does not occur on or before the Outside Date, except that the right to terminate this Agreement under this Section 6.1(c)(i) shall not be available to any Party whose failure to fulfill any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Outside Date;

(ii)
the Purchaser Meeting is held and the Arrangement Resolution is not approved by the Purchaser Shareholders in accordance with applicable Laws and the Interim Order, except that the right to terminate this Agreement under this Section 6.1(c)(ii) shall not be available to any Party whose failure to fulfil any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure to receive approval of the Arrangement Resolution by the Purchaser Shareholders;

(iii)
the Company Meeting is held and the Company Stockholder Approval is not obtained in accordance with applicable Laws, except that the right to terminate this Agreement under this Section 6.1(c)(iii) shall not be available to any Party whose failure to fulfil any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the failure to obtain the Company Stockholder Approval; or

(iv)
after the date hereof, any Law is enacted or made that remains in effect and that makes the completion of the Arrangement or the transactions contemplated by this Agreement illegal or otherwise prohibited, and such Law has become final and non-appealable, except that the right to terminate this Agreement under this Section 6.1(c)(iv) shall not be available to any Party whose failure to fulfil any of its obligations or breach of any of its representations and warranties under this Agreement has been the cause of, or resulted in, the enactment of such Law.

(d)
This Agreement may be terminated by the Purchaser at any time prior to the Effective Time if:

(i)
either (A) the Company Board fails to publicly make a recommendation that the Company Stockholders vote in favour of the Company Stockholder Approval or the Company or the Company Board, or any committee thereof, withdraws, modifies, qualifies or changes in a manner adverse to the Purchaser, the Company Board Recommendation (it being understood that publicly taking no position or a neutral position by the Company and/or the Company Board with respect to a Company Acquisition Proposal for a period exceeding three Business Days after a Company Acquisition Proposal has been publicly announced shall be deemed to constitute such a withdrawal, modification, qualification or change), (B) the Purchaser requests that the Company Board reaffirm its recommendation that the Company Stockholders vote in favour of the Company Stockholder Approval and the Company Board shall not have done so by the earlier of (x) the third Business Day following receipt of such request and (y) the Company Meeting, or (C) the Company and/or the Company Board, or any committee thereof, accepts, approves, endorses or recommends any Company Acquisition Proposal or proposes publicly to accept, approve, endorse or recommend any Company Acquisition Proposal (each of the foregoing a “Company Change of Recommendation”) and/or the Company or any of its subsidiaries accepts, approves, executes or enters into an Acquisition Agreement;

(ii)
the Company breaches Section 5.1 in any material respect;

(iii)
subject to compliance with Section 6.3, the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.2(a) or 7.2(b) not to be satisfied and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that any wilful breach shall be deemed incapable of being cured and the Purchaser is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.3(a) or 7.3(b) not to be satisfied;

(iv)
the Purchaser Board approves and authorizes the Purchaser to enter into a binding written agreement with respect to a Purchaser Superior Proposal (other than an Acceptable Confidentiality Agreement), subject to compliance with Section 5.2 in all material respects; or

(v)
a Company Material Adverse Effect has occurred after the date of this Agreement and is continuing which is incapable of being cured prior to the Outside Date.

(e)
This Agreement may be terminated by the Company at any time prior to the Effective Time if:

(i)
either (A) the Purchaser Board fails to publicly make a recommendation that the Purchaser Shareholders vote in favour of the Arrangement Resolution or the Purchaser or the Purchaser Board, or any committee thereof, withdraws, modifies, qualifies or changes in a manner adverse to the Company, the Purchaser Board Recommendation (it being understood that publicly taking no position or a neutral position by the Purchaser and/or the Purchaser Board with respect to a Purchaser Acquisition Proposal for a period exceeding three Business Days after a Purchaser Acquisition Proposal has been publicly announced shall be deemed to constitute such a withdrawal, modification, qualification or change), (B) the Company requests that the Purchaser Board reaffirm its recommendation that the Purchaser Shareholders vote in favour of the Arrangement Resolution and the Purchaser Board shall not have done so by the earlier of (x) the third Business Day following receipt of such request and (y) the Purchaser Meeting, or (C) the Purchaser and/or the Purchaser Board, or any committee thereof, accepts, approves, endorses or recommends any Purchaser Acquisition Proposal or proposes publicly to accept, approve, endorse or recommend any Purchaser Acquisition Proposal (each of the foregoing a “Purchaser Change of Recommendation”) and/or the Purchaser or any of its subsidiaries accepts, approves, executes or enters into an Acquisition Agreement;
(ii)
the Purchaser breaches Section 5.2 in any material respect;

(iii)
subject to compliance with Section 6.3, the Purchaser breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.3(a) or 7.3(b) not to be satisfied and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that any wilful breach shall be deemed incapable of being cured and the Company is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.2(a) or 7.2(b) not to be satisfied;

(iv)
the Company Board approves and authorizes the Company to enter into a binding written agreement with respect to a Company Superior Proposal (other than an Acceptable Confidentiality Agreement), subject to compliance with Section 5.1 in all material respects;

(v)
a Purchaser Material Adverse Effect has occurred after the date of this Agreement and is continuing which is incapable of being cured prior to the Outside Date; or

(vi)
the Default has not been removed on or before the date that is 30 days from the date of this Agreement on terms satisfactory to the Company, in its sole discretion and acting reasonably.

6.2   Void upon Termination
If this Agreement is terminated pursuant to Section 6.1, this Agreement shall become void and of no force and effect and no Party will have any liability or further obligation to the other Parties hereunder, except that (i) any liability of the Company to pay a Company Termination Fee that is unpaid at the time of termination of the Agreement, (ii) any liability of the Purchaser to pay a Purchaser Termination Fee that is unpaid at the time of termination of the Agreement and (iii) the provisions of Section 4.3, Section 5.3, this Section 6.2 and Article 8 (other than Section 8.6 and Section 8.9), shall survive any termination hereof pursuant to Section 6.1, provided, however, that neither the termination of this Agreement nor anything contained in Section 5.3 or this Section 6.2 will relieve any Party from any liability for any intentional or wilful breach by it of this Agreement, including any intentional or wilful making of a misrepresentation in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Confidentiality Agreement shall survive any termination hereof pursuant to Section 6.1.
6.3   Notice and Cure Provisions
If any Party determines at any time prior to the Effective Time that it intends to refuse to complete the transactions contemplated hereby because of any unfilled or unperformed condition contained in this Agreement, such Parties will so notify the other Parties forthwith upon making such determination in order that the other Party will have the right and opportunity to take such steps, at its own expense, as may be necessary for the purpose of fulfilling or performing such condition within a reasonable period of time, but in no event later than the Outside Date. Neither the Company nor the Purchaser may elect not to complete the transactions contemplated hereby pursuant to the conditions precedent contained in Article 7 hereof or exercise any termination right arising therefrom and no payments will be payable as a result of such election pursuant to Article 7 unless forthwith and in any event prior to the Effective Time the Party intending to rely thereon has given a written notice to the other Parties specifying in reasonable detail all breaches of covenants, or incorrect representations and warranties or other matters which the Party giving such notice is asserting as the basis for the non-fulfillment of the applicable condition precedent or the exercise of the termination right, as the case may be. If any such notice is given, provided that the other Party is proceeding diligently to cure such matter, if such matter is susceptible to being cured, the Party giving such notice may not terminate this Agreement as a result thereof until the earlier of the Outside Date and the expiration of a period of fifteen (15) Business Days from such notice, and then only if such matter has not been cured by such date. If such notice has been given prior to the date of the Company Meeting or the Purchaser Meeting, such meetings, unless the Parties otherwise agree, will be postponed or adjourned until the expiry of such period (without causing any breach of any other provision contained herein).
ARTICLE 7
CONDITIONS PRECEDENT
7.1   Mutual Conditions Precedent
The respective obligations of the Parties to complete the Arrangement are subject to the satisfaction, or mutual waiver by the Parties, on or before the Effective Date, of each of the following conditions, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by the mutual consent of the Company and the Purchaser at any time:
(a)
the Arrangement Resolution will have been approved by the Purchaser Shareholders at the Purchaser Meeting in accordance with the Interim Order and applicable Laws;

(b)
the Company Stockholder Approval will have been obtained at the Company Meeting in accordance with applicable Laws;

(c)
each of the Interim Order and Final Order will have been obtained on terms materially consistent with this Agreement and otherwise in form and substance satisfactory to each of the Purchaser and the Company, each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either the Purchaser or the Company, each acting reasonably, on appeal or otherwise;

(d)
necessary conditional approval of the TSXV will have been obtained, including in respect of the listing and posting for trading of the Resulting Issuer Shares;

(e)
the NAC Approval will have been obtained;

(f)
no Law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that is then in effect and makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement; and

(g)
(i) the Resulting Issuer Shares to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof and pursuant to exemptions from applicable state securities laws, provided, however, that the Purchaser shall be not entitled to the benefit of the conditions in this Section 7.1(g), and shall be deemed to have waived such condition in the event that the Purchaser fails to (y) advise the Court prior to the hearing in respect of the Interim Order that the Company intends to rely on the exemption from registration afforded by Section 3(a)(10) of the U.S. Securities Act based on the Court’s approval of the Arrangement and (z) comply with the requirements set forth in Section 2.15(a), or (ii) if applicable in accordance with Section 2.15(b), the Form F-4 shall have become effective under the U.S. Securities Act and shall not be the subject of any stop order.

7.2   Additional Conditions Precedent to the Obligations of the Purchaser
The obligation of the Purchaser to complete the Arrangement will be subject to the satisfaction or waiver by the Purchaser, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Purchaser and which may be waived by the Purchaser at any time, in whole or in part, to the extent permitted by applicable Law, in its sole discretion and without prejudice to any other rights that the Purchaser may have:
(a)
the Company shall have fulfilled or complied in all material respects with each of its obligations, covenants and agreements in this Agreement to be fulfilled, performed and complied with on or before the Effective Time;

(b)
(i) the representations and warranties of the Company set forth in Section 3.2(a), Section 3.2(f)(i), Section 3.2(g), Section 3.2(gg)(i), and Section 3.2(xx), shall be true and correct as of the Effective Date as if made on and as of the Effective Date (except, with respect to Section 3.2(f)(i) and Section 3.2(g) for de minimis inaccuracies), and (ii) all other representations and warranties of the Company in Section 3.2 shall be true and correct (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) and except in the case of this clause (ii) where the failure of such representations and warranties to be so true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(c)
since the date of this Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) a Company Material Adverse Effect;

(d)
the Company shall have taken all actions required of it by Section 2.14 prior to the Effective Date in regards to the Assumed Awards;

(e)
the Purchaser shall have received a certificate of the Company signed by a senior officer of the Company and dated the Effective Date certifying that the conditions set out in Sections 7.2(a), 7.2(b), 7.2(c) and 7.2(d) have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

(f)
all third-party consents, approvals and notices set out in Section 3.2(yy) of the Company Disclosure Letter will have been obtained on terms which are satisfactory to the Purchaser, acting reasonably.

7.3   Additional Conditions Precedent to the Obligations of the Company
The obligation of the Company to complete the Arrangement will be subject to the satisfaction, or waiver by the Company, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Company and which may be waived by the Company at any time, in whole or in part, to the extent permitted by applicable Law, in its sole discretion and without prejudice to any other rights that the Company may have:
(a)
the Purchaser shall have fulfilled or complied in all material respects with each of its obligations, covenants and agreements in this Agreement to be fulfilled, performed and complied with on or before the Effective Time;

(b)
(i) the representations and warranties of the Purchaser set forth in Section 3.1(a), Section 3.1(f)(i), Section 3.1(g), Section 3.1(gg)(i), and Section 3.1(ww), shall be true and correct as of the Effective Date as if made on and as of the Effective Date (except, with respect to Section 3.1(f)(i) and Section 3.1(g) for de minimis inaccuracies), and (ii) all other representations and warranties of the Purchaser in Section 3.1 shall be true and correct (disregarding for this purpose all materiality or Purchaser Material Adverse Effect qualifications contained therein) as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) and except in the case of this clause (ii) where the failure of such representations and warranties to be so true and correct have not had and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect;

(c)
since the date of this Agreement, there shall not have occurred, or have been disclosed to the public (if previously undisclosed to the public) a Purchaser Material Adverse Effect;

(d)
the Purchaser shall have taken all actions required of it by Section 2.14 prior to the Effective Date in regards to the Assumed Awards;

(e)
Purchaser Shareholders shall not have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, in connection with the Arrangement (other than Purchaser Shareholders representing not more than 5% of the Purchaser Shares then outstanding);

(f)
the Company shall have received a certificate of the Purchaser signed by a senior officer of the Purchaser and dated the Effective Date certifying that the conditions set out in Sections 7.3(a), 7.3(b), 7.3(c), 7.3(d) and 7.3(e) have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

(g)
the Purchaser shall have complied with its obligations under Section 2.13 and the Depositary shall have confirmed receipt of the Resulting Issuer Shares.

ARTICLE 8
GENERAL
8.1   Notices
Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery or by electronic mail addressed to the recipient as follows:
(a)
if to the Company, as follows:

Gold Resource Corporation
7900 East Union Avenue, Suite 320
Denver, CO 80237
Attention:
Allen Palmiere

E-mail:
allen.palmiere@grc-usa.com

with a copy (which will not constitute notice) to:
Cassels Brock & Blackwell LLP
Suite 3200, Bay Adelaide Centre — North Tower
40 Temperance Street
Toronto, Ontario M5H 0B4
Attention:
Chad Accursi / Lindsay Clements

Email:
caccursi@cassels.com / lclements@cassels.com

and to:
Davis Graham & Stubbs LLP
3400 Walnut Street, Suite 700
Denver, Colorado 80205
Attention:
Brian Boonstra / Edward Shaoul

Email:
brian.boonstra@davisgraham.com / edward.shaoul@davisgraham.com

(b)
if to the Purchaser or Purchaser Sub:

Goldgroup Mining Inc.
Suite 1201 – 1166 Alberni Street
Vancouver, British Columbia V6E 3Z3
Attention:
Ralph Shearing / Anthony Balic

E-mail:
rshearing@goldgroupmining.com / abalic@goldgroupmining.com

with a copy (which will not constitute notice) to:
Cozen O’Connor LLP
Bentall 5
550 Burrard Street, Suite 2501
Vancouver, British Columbia V6C 2B5
Attention:
Rory Godinho / Virgil Hlus

E-mail:
rgodinho@cozen.com / vhlus@cozen.com

or to such other street address, individual or electronic communication number or address as may be designated by notice given by either Party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic mail, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next Business Day if not given during such hours on any day.
8.2   Assignment
The Company agrees that the Purchaser may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, a wholly owned direct or indirect subsidiary of the Purchaser, provided that the Purchaser shall continue to be liable jointly and severally with such subsidiary for all obligations hereunder. Subject to the foregoing, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.
8.3   Benefit of Agreement
This Agreement will enure to the benefit of and be binding upon the respective successors (including any successor by reason of amalgamation or statutory arrangement) and permitted assigns of the Parties.
8.4   Third Party Beneficiaries
Except as provided in Section 4.10 which, without limiting its terms, is intended for the benefit of the present and former directors and officers of the Company and its subsidiaries, as and to the extent applicable in accordance with its terms (collectively, the “Third-Party Beneficiaries”), the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any person, other than the Parties and that no person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum. The Parties acknowledge to each of the Third-Party Beneficiaries their direct rights against the applicable Party under Section 4.10, which are intended for the benefit of, and shall be enforceable by, each Third-Party Beneficiary, such Third-Party Beneficiary’s heirs, executors, administrators and legal representatives, and for such purpose, the Company shall hold the rights and benefits of Section 4.10 in trust for and on behalf of the Third-Party Beneficiaries and the Company hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third-Party Beneficiaries.
8.5   Time of Essence
Time is of the essence of this Agreement.
8.6   Public Announcements
No Party shall issue any press release or otherwise make written public statements with respect to the Arrangement or this Agreement without the consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed). The Company shall not make any filing with any Governmental Authority with respect to the Arrangement or the transactions contemplated hereby without prior consultation with the Purchaser, and the Purchaser shall not make any filing with any Governmental Authority with respect to the Arrangement or the transactions contemplated hereby without prior consultation with the Company; provided, however, that the foregoing shall be subject to each Party’s overriding obligation to make any disclosure or filing required under applicable Laws or stock exchange rules, and the Party making the disclosure shall use commercially reasonable efforts to give prior oral or written notice to the other Parties and reasonable opportunity for the other Parties to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Parties or its counsel, and if such prior notice is not possible, to give notice immediately following the making of any such disclosure or filing; provided further, however, that, except as otherwise required by Section 5.1, (i) the Company shall have no obligation to obtain the consent of or consult with the Purchaser prior to any press release, public statement, disclosure or filing by the Company with regard to a Company Acquisition Proposal, a Company Change of Recommendation or in connection with any dispute between the Parties regarding this Agreement, the Arrangement and the transactions contemplated hereby; and (ii) the Purchaser shall have no obligation to obtain the consent of or consult with the Company prior to any press release, public statement, disclosure or filing by the Purchaser with regard to a Purchaser Acquisition Proposal, a Purchaser Change of Recommendation or in connection with any dispute between the Parties regarding this Agreement, the Arrangement and the transactions contemplated hereby.
8.7   Governing Law; Attornment; Service of Process
This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement or the Arrangement and waives, to the fullest extent possible, the defence of an inconvenient forum or any similar defence to the maintenance of proceedings in such courts.
8.8   Entire Agreement
This Agreement constitutes, together with the Confidentiality Agreement, the entire agreement between the Parties with respect to the subject matter hereof and thereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties with respect thereto except as expressly set forth in this Agreement and the Confidentiality Agreement.
8.9   Amendment
(a)
Subject to the terms of the Interim Order, the Plan of Arrangement and applicable Laws, this Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Company Stockholders, and any such amendment may, without limitation:

(i)
change the time for performance of any of the obligations or acts of the Parties;

(ii)
waive any inaccuracies or modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or

(iii)
waive compliance with or modify any of the conditions precedent referred to in Article 7 or any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties, provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Company Stockholders under the Arrangement without their approval at the Company Meeting or, following the Company Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.
(b)
Notwithstanding the foregoing, the Plan of Arrangement may only be supplemented or amended in accordance with the provisions thereof.

8.10   Waiver and Modifications
Any Party may (a) waive, in whole or in part, any inaccuracy of, or consent to the modification of, any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other Parties (c) waive or consent to the modification of any of the covenants herein contained for its benefit or waive or consent to the modification of any of the obligations of the other Parties hereto or (d) waive the fulfillment of any condition to its own obligations contained herein. No waiver or consent to the modifications of any of the provisions of this Agreement will be effective or binding unless made in writing and signed by the Party or Parties purporting to give the same and, unless otherwise provided, will be limited to the specific breach or condition waived. The rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise. No single or partial exercise by a Party of any right or remedy precludes or otherwise affects any further exercise of such right or remedy or the exercise of any other right or remedy to which that Party may be entitled. No waiver or partial waiver of any nature, in any one or more instances, will be deemed or construed a continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.
8.11   Severability
If any provision of this Agreement is determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
8.12   Mutual Interest
Notwithstanding the fact that any part of this Agreement has been drafted or prepared by or on behalf of one of the Parties, all Parties confirm that they and their respective counsel have reviewed and negotiated this Agreement and that the Parties have adopted this Agreement as the joint agreement and understanding of the Parties, and the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and the Parties waive the application of any Laws or rule of construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document and agree that no rule of construction providing that a provision is to be interpreted in favour of the person who contracted the obligation and against the person who stipulated it will be applied against any Party.
8.13   Further Assurances
Subject to the provisions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other Parties may, either before or after the Effective Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and, in the event the Arrangement becomes effective, to document or evidence any of the transactions or events set out in the Plan of Arrangement.
8.14   Injunctive Relief
Subject to Section 5.3(g), the Parties agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached for which money damages would not be an adequate remedy at law. It is accordingly agreed that the Parties will be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived, this being in addition to any other remedy to which a Party may be entitled at law or in equity.

8.15   No Personal Liability
(a)
No director, officer or employee of the Purchaser will have any personal liability to the Company under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Purchaser.

(b)
No director, officer or employee of the Company will have any personal liability to the Purchaser under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Company.

8.16   Counterparts
This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.
[Remainder of page has been left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.
GOLDGROUP MINING INC.
By:	/s/ Ralph Shearing Name: Ralph Shearing Title: Chief Executive Officer
GOLDGROUP MERGER SUB INC.
By:	/s/ Ralph Shearing Name: Ralph Shearing Title: President
GOLD RESOURCE CORPORATION
By:	/s/ Allen Palmiere Name: Allen Palmiere Title: Chief Executive Officer

SCHEDULE A
FORM OF PLAN OF ARRANGEMENT AND MERGER
PLAN OF ARRANGEMENT AND MERGER
IN THE MATTER OF AN ARRANGEMENT pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia), as amended, AND MERGER pursuant to Section 7-90-203 of the Colorado Corporations and Associations Act, as amended, among Goldgroup Mining Inc. (the “Purchaser”), Goldgroup Merger Sub Inc. (the “Purchaser Sub”), Gold Resource Corporation (the “Company”) and the holders from time to time entitled to receive Resulting Issuer Shares (as defined herein)
ARTICLE 1
INTERPRETATION
1.1
In this Plan of Arrangement, any capitalized term used herein and not defined in this Section 1.1 will have the meaning ascribed thereto in the Arrangement Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement will have the meanings hereinafter set out:

“Arrangement” means the arrangement under Part 9, Division 5 of the BCBCA as described herein, subject to any amendments or supplements thereto made in accordance with the Arrangement Agreement and the provisions hereof or made at the direction of the Court in the Final Order.
“Arrangement Agreement” means the agreement made as of January 25, 2026 between the Purchaser, the Company and the Purchaser Sub, including all schedules annexed thereto, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Arrangement Resolution” means the special resolution to be considered and, if thought advisable, passed by the Purchaser Shareholders at the Purchaser Meeting to approve the Arrangement, to be substantially in the form of Schedule B to the Arrangement Agreement.
“Assumed Awards” means, collectively, the Assumed Options, Assumed DSUs, Assumed RSUs, and Assumed PSUs.
“Assumed DSUs” has the meaning ascribed thereto in Section 3.2(c)(viii).
“Assumed Options” has the meaning ascribed thereto in Section 3.2(c)(vi).
“Assumed PSUs” has the meaning ascribed thereto in Section 3.2(c)(ix).
“Assumed RSUs” has the meaning ascribed thereto in Section 3.2(c)(vii).
“B.C. Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia or Denver, Colorado are authorized or required by applicable Law to be closed.
“Canadian Resident” means a person that, immediately prior to the Effective Time, is a resident of Canada for the purposes of the Tax Act and any applicable income tax treaty or convention.
“CBCA” means the Colorado Business Corporation Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“CCAA” means the Colorado Corporations and Associations Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.

A-1

“Closing Certificate” means a certificate in the form attached hereto as Appendix A which, when signed by an authorized representative of each of the Parties, will constitute acknowledgement by the Parties that this Plan of Arrangement has been implemented to their respective satisfaction.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company DSUs” means all deferred share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company Equity Incentive Plan” means the 2016 equity incentive plan of the Company, which allows for the issuance of up to 5,000,000 Company Shares in the form of incentive and non-qualified stock options, stock appreciation rights, Company DSUs, Company RSUs, stock grants, stock units, performance shares, Company PSUs, and performance cash.
“Company Meeting” means the meeting of the Company Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law for the purpose of considering and, if thought advisable, obtaining the Company Stockholder Approval, and for any other purpose as may be set out in the Company Proxy Statement.
“Company Option In-The-Money-Amount” means, in respect of a Company Option, the amount, if any, by which the total fair market value (determined immediately before the Effective Time) of the Company Shares that a holder is entitled to acquire on exercise of the Company Option immediately before the Effective Time exceeds the aggregate exercise price to acquire such Company Shares at that time.
“Company Option” means an option to acquire Company Shares outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company Proxy Statement” means the notice of meeting and accompanying proxy statement (including all schedules, appendices and exhibits thereto, and the information incorporated by reference therein) to be sent to the Company Stockholders in connection with the Company Meeting, including any amendments or supplements thereto.
“Company PSUs” means all performance share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company RSUs” means all restricted share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company Shares” means the shares of common stock, par value $0.001, in the capital of the Company.
“Company Stockholder Approval” means the approval by the Company Stockholders of the Arrangement Agreement, including the Merger and the Arrangement, in each case, in accordance with the CCAA, the CBCA, and the U.S. Securities Act.
“Company Stockholders” means the holders of the Company Shares, as the context requires, and “Company Stockholder” means any one of them.
“Consolidation” has the meaning ascribed thereto in Section 3.2(b).
“Court” means the Supreme Court of British Columbia.
“Depositary” means Computershare Investor Services Inc., or any other trust company, bank or other financial institution agreed to in writing by the Company and the Purchaser for the purpose of, among other things, exchanging certificates or DRS Advice Statements representing Company Shares for Resulting Issuer Shares in connection with the Arrangement.
“Dissent Rights” has the meaning ascribed thereto in Section 5.1.
“Dissenting Shareholders” means the registered Purchaser Shareholders as at the record date of the Purchaser Meeting who have duly and validly exercised their Dissent Rights in strict compliance with

A-2

the Dissent Procedures and whose Dissent Rights have not been withdrawn, been deemed to have been withdrawn or otherwise terminated.
“Dissent Procedures” means the procedures to be taken by a Dissenting Shareholder in accordance with Article 5 of this Plan of Arrangement.
“DRS Advice Statement” means a statement that evidences a direct registration system book-entry position on the share registers of the Purchaser or the Company, as applicable.
“Effective Date” means the date the Arrangement becomes effective under the BCBCA and the Merger becomes effective under the CCAA, or such other date as may be agreed to by the Company and the Purchaser, and the Company and the Purchaser will execute the Closing Certificate confirming the Effective Date.
“Effective Time” means: (i) with respect to the step described in Section 3.2(b) hereof, the time immediately before the Merger becomes effective under the CCAA or such other time on the Effective Date specified as the “Consolidation Effective Time” on the Closing Certificate; (ii) with respect to step described in Section 3.2(a) hereof, the time immediately before the Consolidation Effective Time; and (iii) with respect to all other circumstances, the time the Merger becomes effective under the CCAA or such other time on the Effective Date specified as the “Merger Effective Time” on the Closing Certificate.
“Eligible Holder” means a Canadian Resident (other than a Tax Exempt Person), or an Eligible Non-Resident.
“Eligible Non-Resident” means a Non-Resident Shareholder whose Company Shares are “taxable Canadian property” and not “treaty-protected property”, in each case as defined in the Tax Act.
“Exchange Ratio” means 1.4476 Purchaser Shares for each Company Share, which shall automatically be adjusted to 0.3619 Resulting Issuer Shares for each Company Share following consummation of the Consolidation, and subject to adjustment pursuant to Section 2.17 of the Arrangement Agreement.
“Final Order” means the final order of the Court approving the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied.
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court as contemplated by Section 2.2(b) of the Arrangement Agreement, after being informed of the intention to rely upon the exemption from registration under Section 3(a)(10) of the U.S. Securities Act with respect to the Resulting Issuer Shares and Replacement Options issued pursuant to the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.
“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities.

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“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.
“Merger” means the merger whereby the Purchaser Sub will merge with and into the Company, the separate corporate existence of the Purchaser Sub will cease, and the Company will continue its corporate existence under the CCAA as the surviving corporation in the Merger and a subsidiary of the Resulting Issuer.
“Name Change” has the meaning given such term in the Arrangement Agreement.
“Non-Resident” means a person that, immediately prior to the Effective Time, is not, and is not deemed to be, a resident of Canada for the purposes of the Tax Act and any applicable income tax treaty or convention.
“Non-Resident Shareholder” means a Company Stockholder that is a Non-Resident or a partnership of which a Non-Resident is a member.
“Parties” means the Purchaser, the Purchaser Sub and the Company and “Party” means any one of them.
“Person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in such person’s capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status.
“Plan of Arrangement” means this Plan of Arrangement and Merger and any amendments or variations thereto made in accordance with this Plan of Arrangement and Merger or upon the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably.
“Purchaser Board” means the board of directors of the Purchaser.
“Purchaser Shareholder” means a holder of one or more Purchaser Shares.
“Purchaser Meeting” means the annual general and special meeting of Purchaser Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution.
“Purchaser Shares” means the common shares without par value in the capital of the Purchaser.
“Registrar” means the registrar appointed under the BCBCA.
“Replacement Option” has the meaning ascribed thereto in Section 3.2(c)(v).
“Replacement Option In-The-Money Amount” means in respect of a Replacement Option the amount, if any, by which the total fair market value (determined immediately after the Effective Time) of the Resulting Issuer Shares that a holder is entitled to acquire on exercise of the Replacement Option at and from the Effective Time exceeds the aggregate exercise price to acquire such Resulting Issuer Shares.
“Resulting Issuer” means the Purchaser, following completion of the Transaction.
“Resulting Issuer Shares” means the common shares without par value in the capital of the Resulting Issuer.
“SEC” means the United States Securities and Exchange Commission.
“Section 85 Election” has the meaning ascribed thereto in Section 4.8.

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“subsidiary” has the meaning given such term in the Arrangement Agreement.
“Surviving Corporation” means the Company after the Merger has been consummated.
“Tax Act” means the Income Tax Act (Canada), as amended, and the regulations promulgated thereunder, as amended.
“Tax Exempt Person” means a person who is exempt from tax under Part I of the Tax Act.
“Transaction” has the meaning given such term in the Arrangement Agreement.
“Transmittal Letter” means the letter of transmittal to be sent by the Purchaser and the Company to the Purchaser Shareholders and the Company Stockholders, respectively, for use in connection with the Arrangement and Merger, as applicable.
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.2
In this Plan of Arrangement, unless otherwise expressly stated or the context otherwise requires:

(a)
the division of this Plan of Arrangement into Articles and Sections and the further division thereof into subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to an Article, Section or subsection refers to the specified Article, Section or subsection to this Plan of Arrangement;

(b)
the terms “hereof”, “herein”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto and, unless otherwise indicated, a reference herein to a Section is to the appropriate Section of this Plan of Arrangement;

(c)
words importing the singular number only will include the plural and vice versa, words importing the use of any gender will include all genders and words importing Persons will include firms and corporations and vice versa;

(d)
if any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day;

(e)
time shall be of the essence in every matter or action contemplated hereunder;

(f)
the word “including” means “including, without limiting the generality of the foregoing”;

(g)
a reference to a statute is to that statute as now enacted or as the statute may from time to time be amended, re-enacted or replaced and includes any regulation, rule or policy made thereunder; and

(h)
all references to cash or currency in this Plan of Arrangement are to U.S. dollars unless otherwise indicated.

ARTICLE 2
ARRANGEMENT AGREEMENT
2.1
This Plan of Arrangement and Merger is made pursuant to and subject to the provisions of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement and Merger, which shall occur in the order set forth herein.

2.2
This Plan of Arrangement and Merger will become effective as at the Effective Time and will be binding without any further authorization, act or formality on the part of the Court, the Registrar, the Purchaser, the Purchaser Sub, the Purchaser Shareholders, the Company and the Company Stockholders, from and after the Effective Time.

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2.3
Other than as expressly provided for herein, no portion of this Plan of Arrangement and Merger shall take effect with any Party or Person until the Effective Time.

ARTICLE 3
ARRANGEMENT AND MERGER
3.1
Preliminary Steps to the Arrangement and Merger.   Prior to the Effective Date:

(a)
the Company shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of Section 3.2(c);

(b)
the Purchaser shall take all actions as are necessary or desirable to implement the assumption of the Assumed Awards pursuant to Sections 3.2(c)(v), 3.2(c)(vii), 3.2(c)(viii) and 3.2(c)(ix). Without limiting the generality of the foregoing, the Purchaser shall reserve for issuance by the Resulting Issuer a number of authorized but unissued Resulting Issuer Shares for delivery upon exercise or settlement of the Assumed Awards and after the Effective Date shall, to the extent necessary, file with the SEC a registration statement on the appropriate form registering the number of Resulting Issuer Shares issuable under the Assumed Awards and shall use commercially reasonable efforts to have such registration statement declared effective as soon as practicable following such filing and maintain the effectiveness of such registration statement until the Assumed Awards have been exercised, settled, or cancelled; and

(c)
the Company shall have implemented the Name Change.

3.2
Arrangement and Merger.   On the Effective Date and at the Effective Time, subject to the provisions of this Plan of Arrangement, the following will occur and will be deemed to occur in the following sequence without any further authorization, act or formality:

(a)
each Purchaser Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised, which Dissent Rights remain valid and have not been withdrawn or otherwise terminated immediately prior to the Effective Time, shall be, and shall be deemed to be, surrendered by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Purchaser for cancellation, in consideration for a claim against the Purchaser in an amount determined and payable in accordance with Article 5, and upon such surrender the name of such holder will be removed from the register of holders of Purchaser Shares and such Purchaser Shares shall be recorded as cancelled;

(b)
the Purchaser shall consolidate all of the issued and outstanding Purchaser Shares at a ratio of one post-consolidation share for every four pre-consolidation shares (the “Consolidation”). In the event that the Consolidation would otherwise result in the issuance of a fractional share, no fractional share shall be issued and any fractional share interest of 0.50 or higher will be rounded up to one whole share and any fractional share interest of 0.49 or lower will be cancelled;

(c)
pursuant to the Merger and in accordance with the CCAA:

(i)
(A) the Purchaser Sub will merge with and into the Company; (B) the separate corporate existence of the Purchaser Sub will cease; (C) the Company will continue its corporate existence as the Surviving Corporation and a subsidiary of the Resulting Issuer; (D) all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and the Purchaser Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and the Purchaser Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation; (E) the articles of incorporation of the Surviving Corporation shall be amended and restated so as to read in their entirety as set forth in Appendix B hereto and the name of the Surviving Corporation may be amended to such name as determined by the Purchaser Board or some other name acceptable to the Company, and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and applicable law; (F) the by-laws of the Purchaser Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving

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Corporation, except that references to the Purchaser Sub’s name shall be replaced with references to the Surviving Corporation’s name until thereafter amended in accordance with the terms thereof, the articles of incorporation of the Surviving Corporation, and applicable law; (G) the directors of the Purchaser Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be; and (H) the officers of the Purchaser Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be;
(ii)
each issued and outstanding Company Share held by a Company Stockholder (other than any Company Shares held by the Resulting Issuer or the Company) will be deemed to have been transferred to, and acquired by the Resulting Issuer, without any act or formality on the part of the holder of such Company Share or the Resulting Issuer, free and clear of all Liens, claims and encumbrances, in exchange for such number of Resulting Issuer Shares equal to the product of: (A) the number of Company Shares multiplied by (B) the Exchange Ratio, provided that the aggregate number of Resulting Issuer Shares payable to any Company Stockholder, if calculated to include a fraction of a Resulting Issuer Share, will be rounded up to the nearest whole Resulting Issuer Share, and the name of each such Company Stockholder will be removed from the register of holders of Company Shares and added to the register of holders of Resulting Issuer Shares, and the Resulting Issuer will be recorded as the registered holder of such Company Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

(iii)
each share of common stock of the Purchaser Sub issued and outstanding will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor;

(iv)
each issued Company Share that is owned by the Resulting Issuer or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned subsidiaries shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation;

(v)
each Company Option that is held by a resident of Canada, whether vested or unvested, shall be deemed to be vested to the fullest extent, will cease to represent an option or other right to acquire Company Shares and shall be exchanged for an option (a “Replacement Option”) to purchase from the Resulting Issuer the number of Resulting Issuer Shares (rounded down to the nearest whole number) equal to: (i) the Exchange Ratio, multiplied by (ii) the number of Company Shares subject to such Company Option immediately prior to the Effective Time, at an exercise price per Resulting Issuer Share (rounded up to the nearest whole cent) equal to (A) the exercise price per Company Share otherwise purchasable pursuant to such Company Option immediately prior to the Effective Time, divided by (B) the Exchange Ratio. Except as set out above, all terms and conditions of such Replacement Option, including conditions to and manner of exercising, will be the same as the Company Option so exchanged, and any document evidencing a Company Option shall thereafter evidence and be deemed to evidence such Replacement Option; provided that, it is intended that the provisions of subsection 7(1.4) of the Tax Act (and any corresponding provision of provincial tax legislation) shall apply to such exchange of a Company Option for a Replacement Option. Notwithstanding the foregoing, in the event that the Replacement Option In-The-Money Amount in respect of a Replacement Option exceeds the Company Option In-The-Money Amount in respect of the Company Option exchanged therefor, the exercise price per Resulting Issuer Share of such Replacement Option will be increased accordingly with effect at and from the Effective Time by the minimum amount necessary to ensure that the Replacement Option In-The-Money Amount in respect of the Replacement

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Option does not exceed the Company Option In-The-Money Amount in respect of the Company Option exchanged therefor;
(vi)
each remaining Company Option that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(vi) (each, an “Assumed Option”). Each Assumed Option shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Assumed Option immediately prior to the Effective Time (other than terms that are rendered inoperative by reason of the Merger), except that each Assumed Option shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares underlying such Company Option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share), and shall have an exercise price per share equal to (x) the exercise price per share of the Company Option immediately prior the Effective Time divided by (y) the Exchange Ratio (rounded up to the nearest penny);

(vii)
each Company RSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(vii) (each, an “Assumed RSU”). Each Assumed RSU shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares covered by such Company RSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed RSU shall be subject to substantially the same vesting terms and conditions as applied to the Assumed RSU immediately prior to the Effective Time (adjusted for any right to accelerated vesting that may apply after the Effective Time under any Company equity plan, employment agreement, or Company severance plan that may be applicable), shall be settled at the same time and under the same terms and conditions as were in effect immediately prior the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(viii)
each Company DSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(viii) (each, an “Assumed DSU”). Each Assumed DSU shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares covered by such Company DSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed DSU shall be settled at the same time and under the same terms and conditions as were in effect immediately prior to the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(ix)
each Company PSU that is then outstanding shall automatically and without any required action on the part of the holder thereof, be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(ix) (each, an “Assumed PSU”). Each Assumed PSU shall be converted into a time-vested restricted stock unit covering a number of Resulting Issuer Shares equal to (i) the number of Company Shares eligible to vest under the Company PSU based on performance measured through the Effective Time calculated in accordance with the terms of the applicable governing documents (e.g., based on the attainment of the applicable performance metrics through the Effective Time), as determined by the board of directors of the Company or a committee thereof, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed PSU shall be subject to substantially the same time-vesting and settlement terms and conditions as applied to the Company PSU immediately before the Effective Time, adjusted for any right to accelerated vesting or settlement that may apply after the Effective Time under the Company PSU agreement, or under any Company equity plan, employment agreement, or Company

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severance plan that may be applicable, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed PSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger).
3.3
Inconsistencies with the CCAA.   To the extent any of the provision of this Plan of Arrangement is deemed to be inconsistent with the CCAA or other applicable laws, this Plan of Arrangement shall be automatically adjusted to remove such inconsistency.

3.4
U.S. Securities Act Exemption.   Notwithstanding any provision herein to the contrary, the Company, Purchaser Sub and the Purchaser each agree that this Plan of Arrangement will be carried out with the intention that all Resulting Issuer Shares and all Replacement Options issued pursuant to this Plan of Arrangement, whether in the United States, Canada or any other country, be issued or granted, as the case may be, and exchanged, in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and applicable state securities Laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

ARTICLE 4
CERTIFICATES AND PAYMENTS
4.1
The Purchaser will arrange to deposit the Resulting Issuer Shares with the Depositary to satisfy the consideration issuable and/or payable to the Company Stockholders and the Resulting Issuer Shares issuable to the Purchaser Shareholders pursuant to this Plan of Arrangement.

4.2
After the Effective Date:

(a)
certificates formerly representing the Purchaser Shares which are held by a Purchaser Shareholder will, except for Purchaser Shares held by Dissenting Shareholders, represent only the right to receive the Resulting Issuer Shares to which such Purchaser Shareholder is entitled pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement; and

(b)
certificates formerly representing the Company Shares which are held by a Company Stockholder will represent only the right to receive the Resulting Issuer Shares to which such Company Stockholder is entitled pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement.

4.3
No dividends or other distributions declared or made after the Effective Date with respect to the Resulting Issuer Shares with a record date after the Effective Date will be payable or paid to the holder of any unsurrendered certificate or certificates for:

(a)
the Purchaser Shares which, immediately prior to the Effective Date, represented outstanding Purchaser Shares and will not be payable or paid until the surrender of certificates for Purchaser Shares for exchange for the Resulting Issuer Shares issuable pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement; or

(b)
the Company Shares which, immediately prior to the Effective Date, represented outstanding Company Shares and will not be payable or paid until the surrender of certificates for Company Shares for exchange for the consideration issuable and/or payable therefor pursuant to Section 3.1 in accordance with the terms of this Plan of Arrangement.

4.4
As soon as reasonably practicable after the Effective Date (subject to Section 6.2), the Depositary will:

(a)
forward to each Purchaser Shareholder that submitted a duly completed Transmittal Letter to the Depositary, together with the certificate (if any) representing the Purchaser Shares held by such Purchaser Shareholder, the certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Purchaser Shareholder pursuant to Section 3.2, which shares will be registered in such name or names and either (i) delivered to the address or addresses as such Purchaser Shareholder directed in their Transmittal Letter or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Purchaser Shareholder in the Transmittal Letter; and

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(b)
forward to each Company Stockholder that submitted a duly completed Transmittal Letter to the Depositary, together with the certificate (if any) representing the Company Shares and held by such Company Stockholder, the certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Company Stockholder pursuant to Section 3.2, which shares will be registered in such name or names and either (i) delivered to the address or addresses as such Company Stockholder directed in their Transmittal Letter or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Company Stockholder in the Transmittal Letter.

4.5
The Purchaser Shareholders and Company Stockholders that did not submit an effective Transmittal Letter prior to the Effective Date may take delivery of the Resulting Issuer Shares issuable to them by delivering the certificates representing the Purchaser Shares and Company Shares formerly held by them to the Depositary at the offices indicated in the Transmittal Letter. Such certificates must be accompanied by a duly completed Transmittal Letter, together with such other documents as the Depositary may require. Certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Purchaser Shareholders and Company Stockholder pursuant to Section 3.2 will be registered in such name or names and delivered to the address or addresses as such Purchaser Shareholder or Company Stockholder directed in their Transmittal Letter or made available for pick up at the offices of the Depositary in accordance with the instructions of the Purchaser Shareholder or Company Stockholder in the Transmittal Letter, as soon as reasonably practicable after receipt by the Depositary of the required certificates and documents.

4.6
Any certificate which immediately prior to the Effective Date represented outstanding Purchaser Shares or Company Shares and which has not been surrendered, with all other instruments required by this Article 4, on or prior to the sixth anniversary of the Effective Date, will cease to represent any claim against or interest of any kind or nature in the Purchaser, the Resulting Issuer, the Company or the Depositary.

4.7
In the event any certificate, which immediately before the Effective Time represented one or more outstanding Purchaser Shares or Company Shares that was exchanged pursuant to Section 3.2, is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the consideration to which such Person is entitled in respect of the Purchaser Shares or Company Shares represented by such lost, stolen, or destroyed certificate pursuant to Section 3.2 deliverable in accordance with such Person’s Transmittal Letter. When authorizing such issuances or payment in exchange for any lost, stolen or destroyed certificate, the Person to whom consideration is to be issued and/or paid will, as a condition precedent to the issuance and/or payment thereof, give a bond satisfactory to the Resulting Issuer and its transfer agent in such sum as the Resulting Issuer may direct or otherwise indemnify the Resulting Issuer in a manner satisfactory to it, against any claim that may be made against one or both of them with respect to the certificate alleged to have been lost, stolen or destroyed.

4.8
An Eligible Holder who is entitled to receive Resulting Issuer Shares under Section 3.2(c)(ii) shall be entitled to make a joint income tax election, pursuant to Section 85 of the Tax Act (and any analogous provision of provincial income tax law) (a “Section 85 Election”) with respect to the disposition of Company Shares under this Plan of Arrangement by providing two signed copies of the necessary joint election forms to an appointed representative, as directed by the Purchaser or the Resulting Issuer, within 60 days after the Effective Date, duly completed with the details of the Company Shares transferred and the applicable agreed amount for the purposes of such joint elections. The Resulting Issuer shall, within 30 days after receiving the completed joint election forms from an Eligible Holder, and subject to such joint election forms being correct and complete and in compliance with requirements imposed under the Tax Act (or any analogous provision of provincial income tax law), sign and return such forms to such Eligible Holder. Neither the Company, the Purchaser or Resulting Issuer nor any successor corporation shall be responsible for the proper completion and filing of any joint election form, and except for the obligation to sign and return the duly completed joint election forms which are received within 60 days of the Effective Date, for any taxes, interest or penalties arising as a result of the failure of an Eligible Holder to properly or timely complete and file such joint election forms in the

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form and manner prescribed by the Tax Act (or any applicable provincial legislation). In its sole discretion, the Resulting Issuer or any successor corporation may choose to sign and return a joint election form received by it from an Eligible Holder more than 60 days following the Effective Date, but will have no obligation to do so.
4.9
Subject to Section 4.8 and Section 4.10, upon receipt of a duly completed and executed Transmittal Letter, or other written confirmation from an Eligible Holder which has been delivered to the Resulting Issuer, in which such Eligible Holder has indicated that the Eligible Holder intends to make a Section 85 Election, the Resulting Issuer will promptly deliver a tax instruction letter, together with the relevant tax election forms (including the provincial tax election forms, if applicable) to the Eligible Holder.

4.10
The Resulting Issuer, in its sole discretion, may post to its website instructions for Eligible Holders wishing to make a Section 85 Election, and in such case, the Resulting Issuer will provide, in the Transmittal Letter, its website address where such instructions will be posted. Final instructions with respect to the mechanics for Eligible Holders to make a Section 85 Election will be included in the Company Proxy Statement.

ARTICLE 5
DISSENT RIGHTS
5.1
Rights of Dissent.

Pursuant to the Interim Order, registered Purchaser Shareholders may exercise dissent rights with respect to the Company Shares held by such holders (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Sections 242 and 247 of the BCBCA, as modified by the Interim Order and this Section 5.1; provided that notwithstanding Section 242 of the BCBCA, the written notice setting forth the objection of such registered Purchaser Shareholder to the Arrangement Resolution and exercise of Dissent Rights must be received by the Purchaser not later than 5:00 p.m. (Vancouver time) two (2) Business Days immediately preceding the date of the Purchaser Meeting (as it may be adjourned or postponed from time to time). Dissenting Shareholders who duly exercise their Dissent Rights and are:
(a)
ultimately entitled to be paid fair value for such Purchaser Shares: (i) shall be deemed not to have participated in the transactions in Section 3.2 (other than Section 3.2(a)); (ii) will be entitled to be paid the fair value of such Purchaser Shares, which fair value, notwithstanding anything to the contrary in the BCBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Purchaser Shares; or

(b)
ultimately not entitled, for any reason, to be paid fair value for such Purchaser Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Purchaser Shares.

5.2
Recognition of Dissenting Holders.

(a)
In no circumstances shall the Parties or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Purchaser Shares in respect of which such rights are sought to be exercised.

(b)
For greater certainty, in no case shall the Parties or any other Person be required to recognize Dissenting Shareholders as holders of Purchaser Shares in respect of which Dissent Rights have been validly exercised, and the names of such Dissenting Holders shall be removed from the registers of holders of the Purchaser Shares in respect of which Dissent Rights have been validly exercised.

(c)
In addition to any other restrictions under the BCBCA, none of the following Persons shall be entitled to exercise Dissent Rights: (i) holders of Purchaser Options or Purchaser Warrants; (ii) Purchaser Shareholders who vote or have instructed a proxyholder to vote Purchaser Shares in favor of the Arrangement Resolution; and (iii) Purchaser Shareholders whose Purchaser Shares, in respect of which the Dissent Rights are exercised, were not yet issued at the time the Arrangement Resolution was adopted.

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ARTICLE 6
EFFECT OF THE ARRANGEMENT AND MERGER
6.1
As at and from the Effective Time:

(a)
the Company will be a wholly owned subsidiary of the Resulting Issuer;

(b)
the rights of creditors against the property and interests of the Company will be unimpaired by the Merger;

(c)
the Company Stockholders will hold Resulting Issuer Shares in exchange for their Company Shares, as provided by the Merger; and

(d)
the Purchaser Shareholders will hold Resulting Issuer Shares in exchange for their Purchaser Shares, as provided by the Arrangement.

6.2
Notwithstanding any other provision of this Plan of Arrangement, the Resulting Issuer, the Depositary and any other Person on their behalf will be entitled to deduct and withhold from any amount payable to any Person hereunder (including any payment to Dissenting Shareholders, as applicable), such amounts as the Resulting Issuer or the Depositary or any other Person on behalf of any of the foregoing is or may be required to deduct and withhold with respect to such payment under the Tax Act, the Code, and the rules and regulations promulgated thereunder, or any provision of any federal, provincial, territorial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Resulting Issuer, the Depositary and any Person on behalf of the foregoing as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the Person in respect of which such deduction and withholding was made on account of the obligation to make payment to such Person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of the Resulting Issuer or the Depositary, as the case may be. To the extent necessary, the Resulting Issuer and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the Resulting Issuer Shares to which any such Person may otherwise be entitled under the Arrangement or Merger as is necessary to provide sufficient funds to the Resulting Issuer, the Depositary and any Person on behalf of the foregoing, as the case may be, to enable it to comply with such deduction or withholding requirement, and the Resulting Issuer or the Depositary shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such Person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Resulting Issuer or the Depositary shall be under any obligation to obtain or indemnify any securityholder in respect of a particular price for the Resulting Issuer Shares so sold.

6.3
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens, charges, security interests, encumbrances, mortgages, hypothecs, restrictions, adverse claims or other claims of third parties of any kind.

6.4
From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all of the Purchaser Shares and the Company Shares issued prior to the Effective Time, (ii) the rights and obligations of the registered holders of the Purchaser Shares, the Company Shares, the Purchaser, the Company, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any of the Purchaser Shares and/or Company Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

ARTICLE 7
AMENDMENTS
7.1
The Purchaser and the Company reserve the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Date, provided that any such

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amendment, modification or supplement must be contained in a written document that is approved by each of the Purchaser and the Company and is filed with the Court. Subject to Section 7.3, if such amendment, modification or supplement is made following either the Purchaser Meeting or the Company Meeting, it will be approved by the Court and, if required by the Court, communicated to the Purchaser Shareholders and the Company Stockholders, and will become part of this Plan of Arrangement upon completion of all the conditions required in the Court approval.
7.2
Save and except as may be otherwise provided in the Interim Order, any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Purchaser or the Company (provided that the other will have consented thereto) at any time prior to either the Purchaser Meeting or the Company Meeting with or without any other prior notice or communication to Purchaser Shareholders or the Company Stockholders, respectively, and if so proposed and accepted by the Purchaser Shareholders voting at the Purchaser Meeting, or the Company Stockholders voting at the Company Meeting, respectively, will become part of this Plan of Arrangement for all purposes.

7.3
Any amendment, modification or supplement to this Plan of Arrangement may be made by the Purchaser and the Company without approval of either the Purchaser Shareholders or the Company Stockholders provided that it concerns a matter which, in the reasonable opinion of the Purchaser and the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Purchaser Shareholders or the Company Stockholders.

ARTICLE 8
FURTHER ASSURANCES
8.1
Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement will make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out therein.

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Appendix A
to the Plan of Arrangement — Closing Certificate
Re:
Arrangement Agreement dated as of January 25, 2026 between Goldgroup Mining Inc., Goldgroup Merger Sub Inc. and Gold Resource Corporation (the “Arrangement Agreement”) Defined terms used but not defined in this certificate shall have the meaning ascribed thereto in the Arrangement Agreement.

Each of the undersigned hereby confirms that the undersigned is satisfied that the conditions precedent to its respective obligations to complete the Plan of Arrangement and Merger in accordance with the Arrangement Agreement have been satisfied and that the Arrangement is completed as of             (am/pm Vancouver local time) (the “Consolidation Effective Time”) with respect to the step described in Section 3.1(a) of the Plan of Arrangement and Merger and             (am/pm Vancouver local time) (the “Merger Effective Time”) with respect to all other circumstances on            , 2026 (the “Effective Date”).
DATED this             day of                  , 2026.
GOLDGROUP MINING INC.
By:
Name:
Title:
GOLDGROUP MERGER SUB INC.
By:
Name:
Title:
GOLD RESOURCE CORPORATION
By:
Name:
Title:

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Appendix B
to the Plan of Arrangement — Company Amended and Restated Articles of Incorporation
AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
GOLD RESOURCE CORPORATION
ARTICLE I
NAME AND DURATION
The name of the corporation is Gold Resource Corporation (the “Corporation”). The period of duration of the Corporation shall be perpetual.
ARTICLE II
PRINCIPAL OFFICE; REGISTERED AGENT
(a)   Principal Office Address.   The principal office of the Corporation in the State of Colorado is 7900 East Union Avenue, Suite 320, Denver, CO 80237.
(b)   Registered Agent.   The name and address of the Corporation’s registered agent in the State of Colorado is Cogency Global Inc., 600 17th Street, Suite 1450S, Denver, Colorado 80202. Cogency Global Inc. has consented to being the Corporation’s registered agent in the State of Colorado.
ARTICLE III
PURPOSE AND POWERS
The purpose for which this Corporation is organized is to transact any lawful business or businesses for which corporations may be incorporated pursuant to the Colorado Business Corporation Act. In furtherance of the foregoing purpose, this Corporation shall have and may exercise any and all of the powers now or hereafter conferred upon corporations incorporated pursuant to the Colorado Business Corporation Act.
ARTICLE IV
CAPITAL STOCK
The aggregate number of shares of all classes of capital stock that the Corporation shall have authority to issue is [•] shares of common stock, no par value. The holders the Corporation’s common stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation.
The capital stock, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the Corporation.
Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock, when issued, shall be fully paid and non-assessable.
ARTICLE V
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

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ARTICLE VI
INDEMNIFICATION OF DIRECTORS OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS
The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled under applicable state law.
ARTICLE VII
LIMITATIONS OF LIABILITY
A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or its shareholders for monetary damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation to or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article VII by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation under this Article VII, as in effect immediately prior to the repeal or modification, with respect to any liability that would have accrued, but for this Article VII, prior to the repeal or modification.

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SCHEDULE B
ARRANGEMENT RESOLUTION
BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:
A.
The arrangement (as it may be modified or amended, the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving Gold Resource Corporation (the “Company”), Goldgroup Mining Inc. (the “Purchaser”), Goldgroup Merger Sub Inc. (the “Purchaser Sub”) and the stockholders of the Company, all as more particularly described and set forth in the plan of arrangement (as it may be modified or amended, the “Plan of Arrangement”) attached as Appendix [•] to the management information circular of the Company dated [•], is hereby authorized, approved and agreed to.

B.
The Arrangement Agreement and Plan of Merger dated as of January 25, 2026 between the Company, the Purchaser and the Purchaser Sub, as it may be amended from time to time (the “Arrangement Agreement”), and the transactions contemplated therein, the actions of the directors of the Purchaser in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Purchaser in executing and delivering the Arrangement Agreement and causing the performance by the Purchaser and the Purchaser Sub of their obligations thereunder are hereby confirmed, ratified, authorized and approved.

C.
Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by shareholders of the Purchaser and stockholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Purchaser are hereby authorized and empowered without further approval of any shareholders of the Purchaser (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement and (ii) not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

D.
Any director or officer of the Purchaser is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Purchaser, to execute or cause to be executed, under the seal of the Purchaser or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

B-1

SCHEDULE C
ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION
AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
GOLD RESOURCE CORPORATION
ARTICLE I
NAME AND DURATION
The name of the corporation is Gold Resource Corporation (the “Corporation”). The period of duration of the Corporation shall be perpetual.
ARTICLE II
PRINCIPAL OFFICE; REGISTERED AGENT
(a)   Principal Office Address.   The principal office of the Corporation in the State of Colorado is 7900 East Union Avenue, Suite 320, Denver, CO 80237.
(b)   Registered Agent.   The name and address of the Corporation’s registered agent in the State of Colorado is Cogency Global Inc., 600 17th Street, Suite 1450S, Denver, Colorado 80202. Cogency Global Inc. has consented to being the Corporation’s registered agent in the State of Colorado.
ARTICLE III
PURPOSE AND POWERS
The purpose for which this Corporation is organized is to transact any lawful business or businesses for which corporations may be incorporated pursuant to the Colorado Business Corporation Act. In furtherance of the foregoing purpose, this Corporation shall have and may exercise any and all of the powers now or hereafter conferred upon corporations incorporated pursuant to the Colorado Business Corporation Act.
ARTICLE IV
CAPITAL STOCK
The aggregate number of shares of all classes of capital stock that the Corporation shall have authority to issue is [•] shares of common stock, no par value. The holders the Corporation’s common stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation.
The capital stock, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the Corporation.
Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock, when issued, shall be fully paid and non-assessable.
ARTICLE V
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS
The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled under applicable state law.
ARTICLE VII
LIMITATIONS OF LIABILITY
A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or its shareholders for monetary damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation to or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article VII by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation under this Article VII, as in effect immediately prior to the repeal or modification, with respect to any liability that would have accrued, but for this Article VII, prior to the repeal or modification.

Execution Version
FIRST AMENDMENT TO
ARRANGEMENT AGREEMENT AND PLAN OF MERGER
This First Amendment to Arrangement Agreement and Plan of Merger (this “Amendment”) is made as of May 15, 2026 between Goldgroup Mining Inc., a corporation incorporated under the laws of the Province of British Columbia (the “Purchaser”), Goldgroup Merger Sub Inc., a corporation incorporated under the laws of the State of Colorado (the “Purchaser Sub”), and Gold Resource Corporation, a corporation incorporated under the laws of the State of Colorado (the “Company”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Arrangement Agreement.
WHEREAS, the Purchaser, the Purchaser Sub and the Company entered into that certain Arrangement Agreement and Plan of Merger dated as of January 25, 2026 (the “Arrangement Agreement”);
WHEREAS, pursuant to Section 8.9 of the Arrangement Agreement and Article 7 of the Plan of Arrangement, the Arrangement Agreement and the Plan of Arrangement may be amended at any time before the Effective Time by written agreement of the Parties;
WHEREAS, the Parties now wish to amend the Arrangement Agreement and the Plan of Arrangement to provide for the consolidation ratio applicable to the Consolidation to be determined prior to the Effective Date, jointly by the Purchaser and the Company, in place of the previously contemplated fixed consolidation ratio, so as to facilitate the satisfaction of applicable listing requirements of the NYSE American for the listing of the Resulting Issuer Shares in accordance with Section 4.4(b) and Section 4.11 of the Arrangement Agreement (the “Listing”);
WHEREAS, in the reasonable opinion of the Company and the Purchaser, the amendments set forth herein are required to facilitate the Listing; and
WHEREAS, in the reasonable opinion of the Company and the Purchaser, the amendments set forth herein are not adverse to the financial or economic interests of any of the Purchaser Shareholders or the Company Stockholders.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.
Amendment to the Arrangement Agreement

(a)   Amendment to Definition of Consolidation.   The definition of “Consolidation” set forth in Section 1.1 of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:
“‘Consolidation’ means the consolidation of all of the issued and outstanding Purchaser Shares at a ratio to be determined jointly by the Purchaser and the Company, and approved by the TSXV, prior to the Effective Date (such final ratio, the “Consolidation Ratio”);”
(b)   Amendment to the Definition of Exchange Ratio.   The definition of “Exchange Ratio” set forth in Section 1.1 of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:
“‘Exchange Ratio’ means 1.4476 Purchaser Shares for each Company Share, which shall automatically be adjusted to a number of Resulting Issuer Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio, following consummation of the Consolidation, and subject to adjustment pursuant to Section 2.17;”
(c)   Amendment to Section 2.17(a).   The last sentence of Section 2.17(a) of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:
“For greater certainty, the Consolidation (which is one of the steps of the Plan of Arrangement) will not be an Exchange Ratio Adjustment Event, as the Consolidation (including the automatic adjustment thereto by the Consolidation Ratio upon consummation of the Consolidation) has been factored into the Exchange Ratio and the Resulting Issuer Shares to be issued pursuant to the Plan of Arrangement.”
2.
Amendment to the Plan of Arrangement

The Plan of Arrangement attached as Schedule A to the Arrangement Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.
3.
General Provisions

(a)   Effect of Amendment.   Except as expressly amended by this Amendment, all terms and conditions of the Arrangement Agreement (including the Schedules thereto) shall remain in full force and effect and are hereby ratified and confirmed. In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Arrangement Agreement, the provisions of this Amendment shall prevail. After the date hereof, all references to the Arrangement Agreement and Plan of Arrangement shall refer to the Arrangement Agreement and Plan of Arrangement as amended by this Amendment.
(b)   References.   From and after the date hereof, each reference in the Arrangement Agreement to “this Agreement,” “hereof,” “herein,” “hereunder” or words of similar import shall, unless the context otherwise requires, mean and be a reference to the Arrangement Agreement as amended by this Amendment.
(c)   Governing Law.   This Amendment shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, consistent with Section 8.7 of the Arrangement Agreement.
(d)   Further Assurances.   Each Party hereto shall, from time to time and at all times hereafter, at the request of the other Parties hereto, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.
(e)   Counterparts.   This Amendment may be executed and delivered in any number of counterparts (including by electronic transmission), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.
(f)   Entire Agreement.   This Amendment, together with the Arrangement Agreement (as amended hereby) and the Confidentiality Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
GOLDGROUP MINING INC.
By:	/s/ Ralph Shearing
	Name:	Ralph Shearing
	Title:	Chief Executive Officer
GOLDGROUP MERGER SUB INC.
By:	/s/ Ralph Shearing
	Name:	Ralph Shearing
	Title:	Chief Executive Officer
GOLD RESOURCE CORPORATION
By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer
Signature Page to First Amendment to Arrangement Agreement and Plan of Merger

SCHEDULE A
AMENDED AND RESTATED PLAN OF ARRANGEMENT
(See attached)

AMENDED AND RESTATED PLAN OF ARRANGEMENT AND MERGER
IN THE MATTER OF AN ARRANGEMENT pursuant to Part 9, Division 5 of the Business Corporations Act (British Columbia), as amended, AND MERGER pursuant to Section 7-90-203 of the Colorado Corporations and Associations Act, as amended, among Goldgroup Mining Inc. (the “Purchaser”), Goldgroup Merger Sub Inc. (the “Purchaser Sub”), Gold Resource Corporation (the “Company”) and the holders from time to time entitled to receive Resulting Issuer Shares (as defined herein)
ARTICLE 1
INTERPRETATION
1.1
In this Plan of Arrangement, any capitalized term used herein and not defined in this Section 1.1 will have the meaning ascribed thereto in the Arrangement Agreement. Unless the context otherwise requires, the following words and phrases used in this Plan of Arrangement will have the meanings hereinafter set out:

“Arrangement” means the arrangement under Part 9, Division 5 of the BCBCA as described herein, subject to any amendments or supplements thereto made in accordance with the Arrangement Agreement and the provisions hereof or made at the direction of the Court in the Final Order.
“Arrangement Agreement” means the agreement made as of January 25, 2026, as amended, between the Purchaser, the Company and the Purchaser Sub, including all schedules annexed thereto, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Arrangement Resolution” means the special resolution to be considered and, if thought advisable, passed by the Purchaser Shareholders at the Purchaser Meeting to approve the Arrangement, to be substantially in the form of Schedule B to the Arrangement Agreement.
“Assumed Awards” means, collectively, the Assumed Options, Assumed DSUs, Assumed RSUs, and Assumed PSUs.
“Assumed DSUs” has the meaning ascribed thereto in Section 3.2(c)(viii).
“Assumed Options” has the meaning ascribed thereto in Section 3.2(c)(vi).
“Assumed PSUs” has the meaning ascribed thereto in Section 3.2(c)(ix).
“Assumed RSUs” has the meaning ascribed thereto in Section 3.2(c)(vii).
“B.C. Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia or Denver, Colorado are authorized or required by applicable Law to be closed.
“Canadian Resident” means a person that, immediately prior to the Effective Time, is a resident of Canada for the purposes of the Tax Act and any applicable income tax treaty or convention.
“CBCA” means the Colorado Business Corporation Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“CCAA” means the Colorado Corporations and Associations Act and the regulations made thereunder, as now in effect and as they may be promulgated or amended from time to time.
“Closing Certificate” means a certificate in the form attached hereto as Appendix A which, when signed by an authorized representative of each of the Parties, will constitute acknowledgement by the Parties that this Plan of Arrangement has been implemented to their respective satisfaction.

“Code” means the Internal Revenue Code of 1986, as amended.
“Company DSUs” means all deferred share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company Equity Incentive Plan” means the 2016 equity incentive plan of the Company, which allows for the issuance of up to 5,000,000 Company Shares in the form of incentive and non-qualified stock options, stock appreciation rights, Company DSUs, Company RSUs, stock grants, stock units, performance shares, Company PSUs, and performance cash.
“Company Meeting” means the meeting of the Company Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with applicable Law for the purpose of considering and, if thought advisable, obtaining the Company Stockholder Approval, and for any other purpose as may be set out in the Company Proxy Statement.
“Company Option In-The-Money-Amount” means, in respect of a Company Option, the amount, if any, by which the total fair market value (determined immediately before the Effective Time) of the Company Shares that a holder is entitled to acquire on exercise of the Company Option immediately before the Effective Time exceeds the aggregate exercise price to acquire such Company Shares at that time.
“Company Option” means an option to acquire Company Shares outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company Proxy Statement” means the notice of meeting and accompanying proxy statement (including all schedules, appendices and exhibits thereto, and the information incorporated by reference therein) to be sent to the Company Stockholders in connection with the Company Meeting, including any amendments or supplements thereto.
“Company PSUs” means all performance share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company RSUs” means all restricted share units outstanding immediately prior to the Effective Time granted pursuant to or otherwise subject to the Company Equity Incentive Plan.
“Company Shares” means the shares of common stock, par value $0.001, in the capital of the Company.
“Company Stockholder Approval” means the approval by the Company Stockholders of the Arrangement Agreement, including the Merger and the Arrangement, in each case, in accordance with the CCAA, the CBCA, and the U.S. Securities Act.
“Company Stockholders” means the holders of the Company Shares, as the context requires, and “Company Stockholder” means any one of them.
“Consolidation” means the consolidation of all of the issued and outstanding Purchaser Shares at the Consolidation Ratio.
“Consolidation Ratio” means the ratio to be determined jointly by the Purchaser and the Company, and approved by the TSX Venture Exchange, prior to the Effective Date.
“Court” means the Supreme Court of British Columbia.
“Depositary” means Computershare Investor Services Inc., or any other trust company, bank or other financial institution agreed to in writing by the Company and the Purchaser for the purpose of, among other things, exchanging certificates or DRS Advice Statements representing Company Shares for Resulting Issuer Shares in connection with the Arrangement.
“Dissent Rights” has the meaning ascribed thereto in Section 5.1.
“Dissenting Shareholders” means the registered Purchaser Shareholders as at the record date of the Purchaser Meeting who have duly and validly exercised their Dissent Rights in strict compliance with

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the Dissent Procedures and whose Dissent Rights have not been withdrawn, been deemed to have been withdrawn or otherwise terminated.
“Dissent Procedures” means the procedures to be taken by a Dissenting Shareholder in accordance with Article 5 of this Plan of Arrangement.
“DRS Advice Statement” means a statement that evidences a direct registration system book-entry position on the share registers of the Purchaser or the Company, as applicable.
“Effective Date” means the date the Arrangement becomes effective under the BCBCA and the Merger becomes effective under the CCAA, or such other date as may be agreed to by the Company and the Purchaser, and the Company and the Purchaser will execute the Closing Certificate confirming the Effective Date.
“Effective Time” means: (i) with respect to the step described in Section 3.2(b) hereof, the time immediately before the Merger becomes effective under the CCAA or such other time on the Effective Date specified as the “Consolidation Effective Time” on the Closing Certificate; (ii) with respect to step described in Section 3.2(a) hereof, the time immediately before the Consolidation Effective Time; and (iii) with respect to all other circumstances, the time the Merger becomes effective under the CCAA or such other time on the Effective Date specified as the “Merger Effective Time” on the Closing Certificate.
“Eligible Holder” means a Canadian Resident (other than a Tax Exempt Person), or an Eligible Non-Resident.
“Eligible Non-Resident” means a Non-Resident Shareholder whose Company Shares are “taxable Canadian property” and not “treaty-protected property”, in each case as defined in the Tax Act.
“Exchange Ratio” means 1.4476 Purchaser Shares for each Company Share, which shall automatically be adjusted to a number of Resulting Issuer Shares for each Company Share equal to the quotient obtained by dividing 1.4476 by the Consolidation Ratio, following consummation of the Consolidation, and subject to adjustment pursuant to Section 2.17 of the Arrangement Agreement.
“Final Order” means the final order of the Court approving the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied.
“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court as contemplated by Section 2.2(b) of the Arrangement Agreement, after being informed of the intention to rely upon the exemption from registration under Section 3(a)(10) of the U.S. Securities Act with respect to the Resulting Issuer Shares and Replacement Options issued pursuant to the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.
“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or

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securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities.
“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.
“Merger” means the merger whereby the Purchaser Sub will merge with and into the Company, the separate corporate existence of the Purchaser Sub will cease, and the Company will continue its corporate existence under the CCAA as the surviving corporation in the Merger and a subsidiary of the Resulting Issuer.
“Name Change” has the meaning given such term in the Arrangement Agreement.
“Non-Resident” means a person that, immediately prior to the Effective Time, is not, and is not deemed to be, a resident of Canada for the purposes of the Tax Act and any applicable income tax treaty or convention.
“Non-Resident Shareholder” means a Company Stockholder that is a Non-Resident or a partnership of which a Non-Resident is a member.
“Parties” means the Purchaser, the Purchaser Sub and the Company and “Party” means any one of them.
“Person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in such person’s capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status.
“Plan of Arrangement” means this Plan of Arrangement and Merger and any amendments or variations thereto made in accordance with this Plan of Arrangement and Merger or upon the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably.
“Purchaser Board” means the board of directors of the Purchaser.
“Purchaser Shareholder” means a holder of one or more Purchaser Shares.
“Purchaser Meeting” means the annual general and special meeting of Purchaser Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution.
“Purchaser Shares” means the common shares without par value in the capital of the Purchaser.
“Registrar” means the registrar appointed under the BCBCA.
“Replacement Option” has the meaning ascribed thereto in Section 3.2(c)(v).
“Replacement Option In-The-Money Amount” means in respect of a Replacement Option the amount, if any, by which the total fair market value (determined immediately after the Effective Time) of the Resulting Issuer Shares that a holder is entitled to acquire on exercise of the Replacement Option at and from the Effective Time exceeds the aggregate exercise price to acquire such Resulting Issuer Shares.
“Resulting Issuer” means the Purchaser, following completion of the Transaction.
“Resulting Issuer Shares” means the common shares without par value in the capital of the Resulting Issuer.

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“SEC” means the United States Securities and Exchange Commission.
“Section 85 Election” has the meaning ascribed thereto in Section 4.8.
“subsidiary” has the meaning given such term in the Arrangement Agreement.
“Surviving Corporation” means the Company after the Merger has been consummated.
“Tax Act” means the Income Tax Act (Canada), as amended, and the regulations promulgated thereunder, as amended.
“Tax Exempt Person” means a person who is exempt from tax under Part I of the Tax Act.
“Transaction” has the meaning given such term in the Arrangement Agreement.
“Transmittal Letter” means the letter of transmittal to be sent by the Purchaser and the Company to the Purchaser Shareholders and the Company Stockholders, respectively, for use in connection with the Arrangement and Merger, as applicable.
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.2
In this Plan of Arrangement, unless otherwise expressly stated or the context otherwise requires:

(a)
the division of this Plan of Arrangement into Articles and Sections and the further division thereof into subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to an Article, Section or subsection refers to the specified Article, Section or subsection to this Plan of Arrangement;

(b)
the terms “hereof”, “herein”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto and, unless otherwise indicated, a reference herein to a Section is to the appropriate Section of this Plan of Arrangement;

(c)
words importing the singular number only will include the plural and vice versa, words importing the use of any gender will include all genders and words importing Persons will include firms and corporations and vice versa;

(d)
if any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day;

(e)
time shall be of the essence in every matter or action contemplated hereunder;

(f)
the word “including” means “including, without limiting the generality of the foregoing”;

(g)
a reference to a statute is to that statute as now enacted or as the statute may from time to time be amended, re-enacted or replaced and includes any regulation, rule or policy made thereunder; and

(h)
all references to cash or currency in this Plan of Arrangement are to U.S. dollars unless otherwise indicated.

ARTICLE 2
ARRANGEMENT AGREEMENT
2.1
This Plan of Arrangement and Merger is made pursuant to and subject to the provisions of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement and Merger, which shall occur in the order set forth herein.

2.2
This Plan of Arrangement and Merger will become effective as at the Effective Time and will be

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binding without any further authorization, act or formality on the part of the Court, the Registrar, the Purchaser, the Purchaser Sub, the Purchaser Shareholders, the Company and the Company Stockholders, from and after the Effective Time.
2.3
Other than as expressly provided for herein, no portion of this Plan of Arrangement and Merger shall take effect with any Party or Person until the Effective Time.

ARTICLE 3
ARRANGEMENT AND MERGER
3.1
Preliminary Steps to the Arrangement and Merger.   Prior to the Effective Date:

(a)
the Company shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of Section 3.2(c); and

(b)
the Purchaser shall take all actions as are necessary or desirable to implement the assumption of the Assumed Awards pursuant to Sections 3.2(c)(v), 3.2(c)(vii), 3.2(c)(viii) and 3.2(c)(ix). Without limiting the generality of the foregoing, the Purchaser shall reserve for issuance by the Resulting Issuer a number of authorized but unissued Resulting Issuer Shares for delivery upon exercise or settlement of the Assumed Awards and after the Effective Date shall, to the extent necessary, file with the SEC a registration statement on the appropriate form registering the number of Resulting Issuer Shares issuable under the Assumed Awards and shall use commercially reasonable efforts to have such registration statement declared effective as soon as practicable following such filing and maintain the effectiveness of such registration statement until the Assumed Awards have been exercised, settled, or cancelled.

3.2
Arrangement and Merger.   On the Effective Date and at the Effective Time, subject to the provisions of this Plan of Arrangement, the following will occur and will be deemed to occur in the following sequence without any further authorization, act or formality:

(a)
each Purchaser Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised, which Dissent Rights remain valid and have not been withdrawn or otherwise terminated immediately prior to the Effective Time, shall be, and shall be deemed to be, surrendered by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Purchaser for cancellation, in consideration for a claim against the Purchaser in an amount determined and payable in accordance with Article 5, and upon such surrender the name of such holder will be removed from the register of holders of Purchaser Shares and such Purchaser Shares shall be recorded as cancelled;

(b)
the Purchaser shall complete the Consolidation. In the event that the Consolidation would otherwise result in the issuance of a fractional share, no fractional share shall be issued and any fractional share interest of 0.50 or higher will be rounded up to one whole share and any fractional share interest of 0.49 or lower will be cancelled;

(c)
pursuant to the Merger and in accordance with the CCAA:

(i)
(A) the Purchaser Sub will merge with and into the Company; (B) the separate corporate existence of the Purchaser Sub will cease; (C) the Company will continue its corporate existence as the Surviving Corporation and a subsidiary of the Resulting Issuer; (D) all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and the Purchaser Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and the Purchaser Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation; (E) the articles of incorporation of the Surviving Corporation shall be amended and restated so as to read in their entirety as set forth in Appendix B hereto and the name of the Surviving Corporation may be amended to such name as determined by the Purchaser Board or some other name acceptable to the Company, and, as so amended and restated, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and applicable law; (F) the by-laws of the Purchaser

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Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, except that references to the Purchaser Sub’s name shall be replaced with references to the Surviving Corporation’s name until thereafter amended in accordance with the terms thereof, the articles of incorporation of the Surviving Corporation, and applicable law; (G) the directors of the Purchaser Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be; and (H) the officers of the Purchaser Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be;
(ii)
each issued and outstanding Company Share held by a Company Stockholder (other than any Company Shares held by the Resulting Issuer or the Company) will be deemed to have been transferred to, and acquired by the Resulting Issuer, without any act or formality on the part of the holder of such Company Share or the Resulting Issuer, free and clear of all Liens, claims and encumbrances, in exchange for such number of Resulting Issuer Shares equal to the product of: (A) the number of Company Shares multiplied by (B) the Exchange Ratio, provided that the aggregate number of Resulting Issuer Shares payable to any Company Stockholder, if calculated to include a fraction of a Resulting Issuer Share, will be rounded up to the nearest whole Resulting Issuer Share, and the name of each such Company Stockholder will be removed from the register of holders of Company Shares and added to the register of holders of Resulting Issuer Shares, and the Resulting Issuer will be recorded as the registered holder of such Company Shares so exchanged and will be deemed to be the legal and beneficial owner thereof;

(iii)
each share of common stock of the Purchaser Sub issued and outstanding will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor;

(iv)
each issued Company Share that is owned by the Resulting Issuer or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned subsidiaries shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation;

(v)
each Company Option that is held by a resident of Canada, whether vested or unvested, shall be deemed to be vested to the fullest extent, will cease to represent an option or other right to acquire Company Shares and shall be exchanged for an option (a “Replacement Option”) to purchase from the Resulting Issuer the number of Resulting Issuer Shares (rounded down to the nearest whole number) equal to: (i) the Exchange Ratio, multiplied by (ii) the number of Company Shares subject to such Company Option immediately prior to the Effective Time, at an exercise price per Resulting Issuer Share (rounded up to the nearest whole cent) equal to (A) the exercise price per Company Share otherwise purchasable pursuant to such Company Option immediately prior to the Effective Time, divided by (B) the Exchange Ratio. Except as set out above, all terms and conditions of such Replacement Option, including conditions to and manner of exercising, will be the same as the Company Option so exchanged, and any document evidencing a Company Option shall thereafter evidence and be deemed to evidence such Replacement Option; provided that, it is intended that the provisions of subsection 7(1.4) of the Tax Act (and any corresponding provision of provincial tax legislation) shall apply to such exchange of a Company Option for a Replacement Option. Notwithstanding the foregoing, in the event that the Replacement Option In-The-Money Amount in respect of a Replacement Option exceeds the Company Option In-The-Money Amount in respect of the Company Option exchanged therefor, the exercise price per Resulting Issuer Share of such Replacement Option will be increased accordingly with effect at and from the Effective Time by the minimum amount necessary

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to ensure that the Replacement Option In-The-Money Amount in respect of the Replacement Option does not exceed the Company Option In-The-Money Amount in respect of the Company Option exchanged therefor;
(vi)
each remaining Company Option that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(vi) (each, an “Assumed Option”). Each Assumed Option shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Assumed Option immediately prior to the Effective Time (other than terms that are rendered inoperative by reason of the Merger), except that each Assumed Option shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares underlying such Company Option immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share), and shall have an exercise price per share equal to (x) the exercise price per share of the Company Option immediately prior the Effective Time divided by (y) the Exchange Ratio (rounded up to the nearest penny);

(vii)
each Company RSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(vii) (each, an “Assumed RSU”). Each Assumed RSU shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares covered by such Company RSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed RSU shall be subject to substantially the same vesting terms and conditions as applied to the Assumed RSU immediately prior to the Effective Time (adjusted for any right to accelerated vesting that may apply after the Effective Time under any Company equity plan, employment agreement, or Company severance plan that may be applicable), shall be settled at the same time and under the same terms and conditions as were in effect immediately prior the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(viii)
each Company DSU that is then outstanding shall automatically and without any required action on the part of the holder thereof be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(viii) (each, an “Assumed DSU”). Each Assumed DSU shall cover a number of Resulting Issuer Shares equal to the product of (i) the total number of Company Shares covered by such Company DSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed DSU shall be settled at the same time and under the same terms and conditions as were in effect immediately prior to the Effective Time, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed RSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger);

(ix)
each Company PSU that is then outstanding shall automatically and without any required action on the part of the holder thereof, be assumed by the Resulting Issuer in accordance with this Section 3.2(c)(ix) (each, an “Assumed PSU”). Each Assumed PSU shall be converted into a time-vested restricted stock unit covering a number of Resulting Issuer Shares equal to (i) the number of Company Shares eligible to vest under the Company PSU based on performance measured through the Effective Time calculated in accordance with the terms of the applicable governing documents (e.g., based on the attainment of the applicable performance metrics through the Effective Time), as determined by the board of directors of the Company or a committee thereof, multiplied by (ii) the Exchange Ratio (rounded down to the nearest whole share). Each Assumed PSU shall be subject to substantially the same time-vesting and settlement terms and conditions as applied to the Company PSU immediately before the Effective Time, adjusted for any right to accelerated

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vesting or settlement that may apply after the Effective Time under the Company PSU agreement, or under any Company equity plan, employment agreement, or Company severance plan that may be applicable, and shall continue to have and be subject to substantially the same other terms and conditions as were applicable to such Assumed PSU immediately before the Effective Time (other than terms that are rendered inoperative by reason of the Merger).
3.3
Inconsistencies with the CCAA.   To the extent any of the provision of this Plan of Arrangement is deemed to be inconsistent with the CCAA or other applicable laws, this Plan of Arrangement shall be automatically adjusted to remove such inconsistency.

3.4
U.S. Securities Act Exemption.   Notwithstanding any provision herein to the contrary, the Company, Purchaser Sub and the Purchaser each agree that this Plan of Arrangement will be carried out with the intention that all Resulting Issuer Shares and all Replacement Options issued pursuant to this Plan of Arrangement, whether in the United States, Canada or any other country, be issued or granted, as the case may be, and exchanged, in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and applicable state securities Laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

ARTICLE 4
CERTIFICATES AND PAYMENTS
4.1
The Purchaser will arrange to deposit the Resulting Issuer Shares with the Depositary to satisfy the consideration issuable and/or payable to the Company Stockholders and the Resulting Issuer Shares issuable to the Purchaser Shareholders pursuant to this Plan of Arrangement.

4.2
After the Effective Date:

(a)
certificates formerly representing the Purchaser Shares which are held by a Purchaser Shareholder will, except for Purchaser Shares held by Dissenting Shareholders, represent only the right to receive the Resulting Issuer Shares to which such Purchaser Shareholder is entitled pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement; and

(b)
certificates formerly representing the Company Shares which are held by a Company Stockholder will represent only the right to receive the Resulting Issuer Shares to which such Company Stockholder is entitled pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement.

4.3
No dividends or other distributions declared or made after the Effective Date with respect to the Resulting Issuer Shares with a record date after the Effective Date will be payable or paid to the holder of any unsurrendered certificate or certificates for:

(a)
the Purchaser Shares which, immediately prior to the Effective Date, represented outstanding Purchaser Shares and will not be payable or paid until the surrender of certificates for Purchaser Shares for exchange for the Resulting Issuer Shares issuable pursuant to Section 3.2 in accordance with the terms of this Plan of Arrangement; or

(b)
the Company Shares which, immediately prior to the Effective Date, represented outstanding Company Shares and will not be payable or paid until the surrender of certificates for Company Shares for exchange for the consideration issuable and/or payable therefor pursuant to Section 3.1 in accordance with the terms of this Plan of Arrangement.

4.4
As soon as reasonably practicable after the Effective Date (subject to Section 6.2), the Depositary will:

(a)
forward to each Purchaser Shareholder that submitted a duly completed Transmittal Letter to the Depositary, together with the certificate (if any) representing the Purchaser Shares held by such Purchaser Shareholder, the certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Purchaser Shareholder pursuant to Section 3.2, which shares will be registered in such name or names and either (i) delivered to the address or addresses as such

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Purchaser Shareholder directed in their Transmittal Letter or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Purchaser Shareholder in the Transmittal Letter; and
(b)
forward to each Company Stockholder that submitted a duly completed Transmittal Letter to the Depositary, together with the certificate (if any) representing the Company Shares and held by such Company Stockholder, the certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Company Stockholder pursuant to Section 3.2, which shares will be registered in such name or names and either (i) delivered to the address or addresses as such Company Stockholder directed in their Transmittal Letter or (ii) made available for pick up at the offices of the Depositary in accordance with the instructions of the Company Stockholder in the Transmittal Letter.

4.5
The Purchaser Shareholders and Company Stockholders that did not submit an effective Transmittal Letter prior to the Effective Date may take delivery of the Resulting Issuer Shares issuable to them by delivering the certificates representing the Purchaser Shares and Company Shares formerly held by them to the Depositary at the offices indicated in the Transmittal Letter. Such certificates must be accompanied by a duly completed Transmittal Letter, together with such other documents as the Depositary may require. Certificates or DRS Advice Statements representing the Resulting Issuer Shares issued to such Purchaser Shareholders and Company Stockholder pursuant to Section 3.2 will be registered in such name or names and delivered to the address or addresses as such Purchaser Shareholder or Company Stockholder directed in their Transmittal Letter or made available for pick up at the offices of the Depositary in accordance with the instructions of the Purchaser Shareholder or Company Stockholder in the Transmittal Letter, as soon as reasonably practicable after receipt by the Depositary of the required certificates and documents.

4.6
Any certificate which immediately prior to the Effective Date represented outstanding Purchaser Shares or Company Shares and which has not been surrendered, with all other instruments required by this Article 4, on or prior to the sixth anniversary of the Effective Date, will cease to represent any claim against or interest of any kind or nature in the Purchaser, the Resulting Issuer, the Company or the Depositary.

4.7
In the event any certificate, which immediately before the Effective Time represented one or more outstanding Purchaser Shares or Company Shares that was exchanged pursuant to Section 3.2, is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the consideration to which such Person is entitled in respect of the Purchaser Shares or Company Shares represented by such lost, stolen, or destroyed certificate pursuant to Section 3.2 deliverable in accordance with such Person’s Transmittal Letter. When authorizing such issuances or payment in exchange for any lost, stolen or destroyed certificate, the Person to whom consideration is to be issued and/or paid will, as a condition precedent to the issuance and/or payment thereof, give a bond satisfactory to the Resulting Issuer and its transfer agent in such sum as the Resulting Issuer may direct or otherwise indemnify the Resulting Issuer in a manner satisfactory to it, against any claim that may be made against one or both of them with respect to the certificate alleged to have been lost, stolen or destroyed.

4.8
An Eligible Holder who is entitled to receive Resulting Issuer Shares under Section 3.2(c)(ii) shall be entitled to make a joint income tax election, pursuant to Section 85 of the Tax Act (and any analogous provision of provincial income tax law) (a “Section 85 Election”) with respect to the disposition of Company Shares under this Plan of Arrangement by providing two signed copies of the necessary joint election forms to an appointed representative, as directed by the Purchaser or the Resulting Issuer, within 60 days after the Effective Date, duly completed with the details of the Company Shares transferred and the applicable agreed amount for the purposes of such joint elections. The Resulting Issuer shall, within 30 days after receiving the completed joint election forms from an Eligible Holder, and subject to such joint election forms being correct and complete and in compliance with requirements imposed under the Tax Act (or any analogous provision of provincial income tax law), sign and return such forms to such Eligible Holder. Neither the Company, the Purchaser or Resulting Issuer nor any successor corporation shall be responsible for the proper completion and filing of any joint election

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form, and except for the obligation to sign and return the duly completed joint election forms which are received within 60 days of the Effective Date, for any taxes, interest or penalties arising as a result of the failure of an Eligible Holder to properly or timely complete and file such joint election forms in the form and manner prescribed by the Tax Act (or any applicable provincial legislation). In its sole discretion, the Resulting Issuer or any successor corporation may choose to sign and return a joint election form received by it from an Eligible Holder more than 60 days following the Effective Date, but will have no obligation to do so.
4.9
Subject to Section 4.8 and Section 4.10, upon receipt of a duly completed and executed Transmittal Letter, or other written confirmation from an Eligible Holder which has been delivered to the Resulting Issuer, in which such Eligible Holder has indicated that the Eligible Holder intends to make a Section 85 Election, the Resulting Issuer will promptly deliver a tax instruction letter, together with the relevant tax election forms (including the provincial tax election forms, if applicable) to the Eligible Holder.

4.10
The Resulting Issuer, in its sole discretion, may post to its website instructions for Eligible Holders wishing to make a Section 85 Election, and in such case, the Resulting Issuer will provide, in the Transmittal Letter, its website address where such instructions will be posted. Final instructions with respect to the mechanics for Eligible Holders to make a Section 85 Election will be included in the Company Proxy Statement.

ARTICLE 5
DISSENT RIGHTS
5.1
Rights of Dissent.

Pursuant to the Interim Order, registered Purchaser Shareholders may exercise dissent rights with respect to the Company Shares held by such holders (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Sections 242 and 247 of the BCBCA, as modified by the Interim Order and this Section 5.1; provided that notwithstanding Section 242 of the BCBCA, the written notice setting forth the objection of such registered Purchaser Shareholder to the Arrangement Resolution and exercise of Dissent Rights must be received by the Purchaser not later than 5:00 p.m. (Vancouver time) two (2) Business Days immediately preceding the date of the Purchaser Meeting (as it may be adjourned or postponed from time to time). Dissenting Shareholders who duly exercise their Dissent Rights and are:
(a)
ultimately entitled to be paid fair value for such Purchaser Shares: (i) shall be deemed not to have participated in the transactions in Section 3.2 (other than Section 3.2(a)); (ii) will be entitled to be paid the fair value of such Purchaser Shares, which fair value, notwithstanding anything to the contrary in the BCBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Purchaser Shares; or

(b)
ultimately not entitled, for any reason, to be paid fair value for such Purchaser Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Purchaser Shares.

5.2
Recognition of Dissenting Holders.

(a)
In no circumstances shall the Parties or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Purchaser Shares in respect of which such rights are sought to be exercised.

(b)
For greater certainty, in no case shall the Parties or any other Person be required to recognize Dissenting Shareholders as holders of Purchaser Shares in respect of which Dissent Rights have been validly exercised, and the names of such Dissenting Holders shall be removed from the registers of holders of the Purchaser Shares in respect of which Dissent Rights have been validly exercised.

(c)
In addition to any other restrictions under the BCBCA, none of the following Persons shall be entitled to exercise Dissent Rights: (i) holders of Purchaser Options or Purchaser Warrants;

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(ii) Purchaser Shareholders who vote or have instructed a proxyholder to vote Purchaser Shares in favor of the Arrangement Resolution; and (iii) Purchaser Shareholders whose Purchaser Shares, in respect of which the Dissent Rights are exercised, were not yet issued at the time the Arrangement Resolution was adopted.
ARTICLE 6
EFFECT OF THE ARRANGEMENT AND MERGER
6.1
As at and from the Effective Time:

(a)
the Company will be a wholly owned subsidiary of the Resulting Issuer;

(b)
the rights of creditors against the property and interests of the Company will be unimpaired by the Merger;

(c)
the Company Stockholders will hold Resulting Issuer Shares in exchange for their Company Shares, as provided by the Merger; and

(d)
the Purchaser Shareholders will hold Resulting Issuer Shares in exchange for their Purchaser Shares, as provided by the Arrangement.

6.2
Notwithstanding any other provision of this Plan of Arrangement, the Resulting Issuer, the Depositary and any other Person on their behalf will be entitled to deduct and withhold from any amount payable to any Person hereunder (including any payment to Dissenting Shareholders, as applicable), such amounts as the Resulting Issuer or the Depositary or any other Person on behalf of any of the foregoing is or may be required to deduct and withhold with respect to such payment under the Tax Act, the Code, and the rules and regulations promulgated thereunder, or any provision of any federal, provincial, territorial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Resulting Issuer, the Depositary and any Person on behalf of the foregoing as the case may be. For the purposes hereof, all such withheld amounts shall be treated as having been paid to the Person in respect of which such deduction and withholding was made on account of the obligation to make payment to such Person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority by or on behalf of the Resulting Issuer or the Depositary, as the case may be. To the extent necessary, the Resulting Issuer and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the Resulting Issuer Shares to which any such Person may otherwise be entitled under the Arrangement or Merger as is necessary to provide sufficient funds to the Resulting Issuer, the Depositary and any Person on behalf of the foregoing, as the case may be, to enable it to comply with such deduction or withholding requirement, and the Resulting Issuer or the Depositary shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such Person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Resulting Issuer or the Depositary shall be under any obligation to obtain or indemnify any securityholder in respect of a particular price for the Resulting Issuer Shares so sold.

6.3
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens, charges, security interests, encumbrances, mortgages, hypothecs, restrictions, adverse claims or other claims of third parties of any kind.

6.4
From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all of the Purchaser Shares and the Company Shares issued prior to the Effective Time, (ii) the rights and obligations of the registered holders of the Purchaser Shares, the Company Shares, the Purchaser, the Company, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any of the Purchaser Shares and/or Company Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

A-12

ARTICLE 7
AMENDMENTS
7.1
The Purchaser and the Company reserve the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Date, provided that any such amendment, modification or supplement must be contained in a written document that is approved by each of the Purchaser and the Company and is filed with the Court. Subject to Section 7.3, if such amendment, modification or supplement is made following either the Purchaser Meeting or the Company Meeting, it will be approved by the Court and, if required by the Court, communicated to the Purchaser Shareholders and the Company Stockholders, and will become part of this Plan of Arrangement upon completion of all the conditions required in the Court approval.

7.2
Save and except as may be otherwise provided in the Interim Order, any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Purchaser or the Company (provided that the other will have consented thereto) at any time prior to either the Purchaser Meeting or the Company Meeting with or without any other prior notice or communication to Purchaser Shareholders or the Company Stockholders, respectively, and if so proposed and accepted by the Purchaser Shareholders voting at the Purchaser Meeting, or the Company Stockholders voting at the Company Meeting, respectively, will become part of this Plan of Arrangement for all purposes.

7.3
Any amendment, modification or supplement to this Plan of Arrangement may be made by the Purchaser and the Company without approval of either the Purchaser Shareholders or the Company Stockholders provided that it concerns a matter which, in the reasonable opinion of the Purchaser and the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Purchaser Shareholders or the Company Stockholders.

ARTICLE 8
FURTHER ASSURANCES
8.1
Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement will make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out therein.

A-13

Appendix A
to the Plan of Arrangement — Closing Certificate
Re:
Arrangement Agreement dated as of January 25, 2026 between Goldgroup Mining Inc., Goldgroup Merger Sub Inc. and Gold Resource Corporation (the “Arrangement Agreement”)

Defined terms used but not defined in this certificate shall have the meaning ascribed thereto in the Arrangement Agreement.
Each of the undersigned hereby confirms that the undersigned is satisfied that the conditions precedent to its respective obligations to complete the Plan of Arrangement and Merger in accordance with the Arrangement Agreement have been satisfied and that the Arrangement is completed as of                   (am/pm Vancouver local time) (the “Consolidation Effective Time”) with respect to the step described in Section 3.1(a) of the Plan of Arrangement and Merger and                   (am/pm Vancouver local time) (the “Merger Effective Time”) with respect to all other circumstances on                  , 2026 (the “Effective Date”).
DATED this       day of            , 2026.
GOLDGROUP MINING INC.
By:
Name:
Title:
GOLDGROUP MERGER SUB INC.
By:
Name:
Title:
GOLD RESOURCE CORPORATION
By:
Name:
Title:

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Appendix B
to the Plan of Arrangement — Company Amended and Restated Articles of Incorporation
AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
GOLD RESOURCE CORPORATION
ARTICLE I
NAME AND DURATION
The name of the corporation is Gold Resource Corporation (the “Corporation”). The period of duration of the Corporation shall be perpetual.
ARTICLE II
PRINCIPAL OFFICE; REGISTERED AGENT
(a)   Principal Office Address.   The principal office of the Corporation in the State of Colorado is 7900 East Union Avenue, Suite 320, Denver, CO 80237.
(b)   Registered Agent.   The name and address of the Corporation’s registered agent in the State of Colorado is Cogency Global Inc., 600 17th Street, Suite 1450S, Denver, Colorado 80202. Cogency Global Inc. has consented to being the Corporation’s registered agent in the State of Colorado.
ARTICLE III
PURPOSE AND POWERS
The purpose for which this Corporation is organized is to transact any lawful business or businesses for which corporations may be incorporated pursuant to the Colorado Business Corporation Act. In furtherance of the foregoing purpose, this Corporation shall have and may exercise any and all of the powers now or hereafter conferred upon corporations incorporated pursuant to the Colorado Business Corporation Act.
ARTICLE IV
CAPITAL STOCK
The aggregate number of shares of all classes of capital stock that the Corporation shall have authority to issue is [•] shares of common stock, no par value. The holders the Corporation’s common stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation.
The capital stock, after the amount of the subscription price has been paid in, shall not be subject to assessment to pay the debts of the Corporation.
Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances for the Corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock, when issued, shall be fully paid and non-assessable.
ARTICLE V
AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.
ARTICLE VI
INDEMNIFICATION OF DIRECTORS OFFICERS, EMPLOYEES, FIDUCIARIES AND AGENTS
The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and

A-15

expense (including attorneys’ fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of another domestic or foreign corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person’s estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible. The foregoing right of indemnification shall not be exclusive of other rights to which he may be entitled under applicable state law.
ARTICLE VII
LIMITATIONS OF LIABILITY
A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except that this provision shall not eliminate or limit the liability of a director to the Corporation or its shareholders for monetary damages otherwise existing for (i) any breach of the director’s duty of loyalty to the Corporation to or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article VII by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation under this Article VII, as in effect immediately prior to the repeal or modification, with respect to any liability that would have accrued, but for this Article VII, prior to the repeal or modification.

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ANNEX B — INTERIM ORDER
No. S263916 Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTIONS 288 TO 299 OF THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT, S.B.C. 2002, C.57, AS AMENDED
- and -
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
GOLDGROUP MINING INC. AND GOLD RESOURCE CORPORATION
GOLDGROUP MINING INC.
PETITIONER
INTERIM ORDER MADE AFTER APPLICATION
	)		)
BEFORE	)	ASSOCIATE JUDGE NIELSEN	)	28/MAY/2026
	)		)
ON THE APPLICATION of the Petitioner, Goldgroup Mining Inc. (“Goldgroup”), without notice, for an interim order under Section 291 of the British Columbia Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”) in connection with an arrangement under Section 288 of the BCBCA, coming on for hearing at the Courthouse at 800 Smithe Street, Vancouver, British Columbia on May 28, 2026, and on hearing Oliver C. Hanson, counsel for Goldgroup, and upon reading the Affidavit #1 of Anthony Balic made on May 26, 2026 (the “Balic Affidavit”), and UPON BEING ADVISED that it is the intention of the parties to rely upon Section 3(a)(10) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), as a basis for an exemption from the registration requirements thereof with respect to the issuance and exchange of securities under the proposed Plan of Arrangement (as defined herein);
THIS COURT ORDERS that:
DEFINITIONS

1.
Unless otherwise specified, capitalized terms in this Interim Order Made After Application (the “Interim Order”) will have the same meaning as set out in the draft notice of annual general and special meeting (the “Notice”) and the accompanying draft notice of annual general and special meeting and management information circular of Goldgroup (the “Information Circular”), which are attached as Exhibit “B” to the Balic Affidavit.

SPECIAL MEETING

2.
Pursuant to Section 291(2)(b)(i) and Section 289(1)(a)(i) and (e) of the BCBCA, Goldgroup is authorized and directed to call, hold and conduct an annual general and special meeting (the “Meeting”) of the holders (the “Goldgroup Shareholders”) of common shares in the capital of Goldgroup (the “Goldgroup Shares”) to be held on July 2, 2026 commencing at 9:30 a.m. (Vancouver time) at Suite 2501, 550 Burrard Street, Vancouver, BC, V6C 2B5 to, among other things:

(a)
consider and, if deemed appropriate, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), a draft of which is attached as Appendix “A” to the Information Circular, approving and adopting in accordance with Section 289(1)(a)(i) and (e) of the BCBCA an arrangement under Section 288 of the BCBCA (the “Arrangement”) substantially as contemplated in the plan of arrangement and merger attached as Schedule “A” to the draft Final Order and Appendix “B” to the Information Circular (the “Plan of Arrangement”); and

(b)
to act upon such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

3.
The Meeting shall be called, held and conducted in accordance with the BCBCA, the Notice, the Information Circular, the articles of Goldgroup and applicable securities laws, subject to the terms of this Interim Order and any further order of this Court, and the rulings and directions of the chair of the Meeting (the “Chair”), such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency, this Interim Order shall govern.

ADJOURNMENTS AND POSTPONEMENTS

4.
Notwithstanding the provisions of the BCBCA and the articles of Goldgroup, and subject to the terms of the Arrangement Agreement, the board of directors of Goldgroup (the “Goldgroup Board”) by resolution shall be entitled to adjourn or postpone the Meeting on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Goldgroup Shareholders respecting the adjournment or postponement, and without the need for approval of this Court. Goldgroup shall provide notice of any such adjournment or postponement by press release, newspaper advertisement or notice sent to the Goldgroup Shareholders by one of the methods specified in Paragraphs 10-11 of this Interim Order, as determined to be the most appropriate method of communication by the Goldgroup Board.

AMENDMENTS TO THE ARRANGEMENT AND PLAN OF ARRANGEMENT

5.
Goldgroup is authorized to make, in the manner contemplated by and subject to the Arrangement Agreement and Plan of Merger (the “Arrangement Agreement”) dated January 25, 2026 between Goldgroup, Goldgroup Merger Sub Inc. and Gold Resource Corporation (“Gold Resource”), such amendments, modifications or supplements to the Arrangement, the Plan of Arrangement, the Arrangement Agreement and the Information Circular as it may determine without any additional notice to or authorization of the Goldgroup Shareholders or further orders of this Court. The Arrangement, the Plan of Arrangement, the Arrangement Agreement and the Information Circular as so amended, modified or supplemented, shall be the Arrangement, the Plan of Arrangement, the Arrangement Agreement and the Information Circular to be submitted to Goldgroup Shareholders at the Meeting, as applicable, and the subject of the Arrangement Resolution. Amendments, modifications or supplements may be made following the Meeting, but shall be subject to review and, if appropriate, further direction by this Court at the hearing for the final approval of the Arrangement.

6.
If any amendments, modifications or supplements to the Arrangement or Plan of Arrangement are made prior to the Meeting and would, if disclosed, reasonably be expected to affect a Goldgroup Shareholder’s decision to vote for or against the Arrangement Resolution, notice of such amendment, modification or supplement shall be distributed, subject to further order of this Court, by press release, newspaper advertisement, first class mail, or by notice sent to the Goldgroup Shareholders by any of the means set forth in Paragraphs 10-11 of this Interim Order, by the method most reasonably practicable in the circumstances, as Goldgroup may determine.

RECORD DATE

7.
The record date for determining the Goldgroup Shareholders entitled to receive the Notice, the Information Circular (which shall include the Notice of Petition), the form of proxy or voting instruction form for use at the Meeting (collectively, the “Meeting Materials”) is the close of business (Vancouver time) on May 29, 2026 (the “Record Date”).

8.
The Record Date will not change in respect of any adjournments or postponements of the Meeting.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING

9.
The Information Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and Goldgroup shall not be required to send to the Goldgroup Shareholders any other or additional statement pursuant to Section 290(1)(a) of the BCBCA.

10.
The Meeting Materials, with such amendments or additional documents as counsel for Goldgroup may advise are necessary or desirable, and as are not inconsistent with the terms of this Interim Order, shall be sent:

(a)
to registered Goldgroup Shareholders, determined as at the Record Date, at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery, by prepaid ordinary mail or by delivery in person or by recognized courier service, addressed to the registered Goldgroup Shareholder at its address as it appears in Goldgroup’s central securities register as at the Record Date;

(b)
to non-registered Goldgroup Shareholders (those Goldgroup Shareholders whose names do not appear in the central securities register of Goldgroup) as of the Record Date by providing, in accordance with National Instrument 54-101 — Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators (“NI 54-101”), the requisite number of copies of the Meeting Materials to intermediaries and registered nominees to facilitate the distribution of the Meeting Materials to non-registered Goldgroup Shareholders in accordance with NI 54-101;

(c)
at any time by email or facsimile transmission to any Goldgroup Shareholder, determined as of the Record Date, who identifies himself or herself to the satisfaction of Goldgroup (acting through its representative), who requests such email or facsimile transmission; and

(d)
to the directors and auditor of Goldgroup by prepaid ordinary mail or by delivery in person or by recognized courier service or by email or facsimile transmission, at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, delivery or transmission, and substantial compliance with this Paragraph shall constitute good and sufficient notice of the Meeting.

11.
The Notice and Information Circular (which shall include the Notice of Petition) shall be sent by prepaid ordinary mail or by delivery in person or by recognized courier service, or by email transmission, to the holders (“Optionholders”) of stock options to purchase Goldgroup Shares, and the holders (“Warrantholders”) of warrants to purchase Goldgroup Shares, to the address of such holder as it appears in the applicable records of Goldgroup at least twenty-one (21) days prior to the date of the Meeting.

12.
Accidental failure of or omission by Goldgroup to give notice to any one or more Goldgroup Shareholder(s), the directors or the auditors of the Petitioner, the Optionholders, and/or the Warrantholders or the non-receipt of such notice, or any failure or omission to give such notice as a result of events beyond the reasonable control of Goldgroup (including, without limitation, any inability to use postal services) shall not constitute a breach of this Interim Order or a defect in the calling of the Meeting and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of Goldgroup, then it shall use commercially reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

13.
No other form of service of the Meeting Materials or any portion thereof need be made or notice given or other material served in respect of these proceedings or the Meeting, except as may be directed by a further order of this Court. Provided that notice of the Meeting and the provision of the Meeting Materials to the Goldgroup Shareholders takes place in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

DEEMED RECEIPT OF NOTICE

14.
The Meeting Materials and any amendments, modifications, updates or supplements to the Meeting Materials and any notice of adjournment or postponement of the Meeting, shall be deemed to have been received:

(a)
in the case of mailing, at the time specified at Section 6 of the BCBCA;

(b)
in the case of delivery in person, upon receipt thereof at the intended recipient’s address or, in the case of delivery by courier, one (1) business day after receipt by the courier;

(c)
in the case of transmission by email or facsimile, upon the transmission thereof;

(d)
in the case of advertisement, at the time of publication of the advertisement;

(e)
in the case of electronic filing on SEDAR+, upon receipt by Goldgroup from SEDAR+ of confirmation of filing; and

(f)
in the case of non-registered Goldgroup Shareholders, three (3) business days after delivery thereof to intermediaries and registered nominees.

AMENDMENTS TO MEETING MATERIALS

15.
The Petitioner is authorized to make such amendments, revisions, or supplements to the Meeting Materials as it may determine and the Meeting Materials, as so amended, revised, or supplemented, shall be the Meeting Materials to be distributed in accordance with Paragraphs 10-11 of this Interim Order.

UPDATING MEETING MATERIALS

16.
Notice of any amendments, modifications, updates or supplements to any of the information provided in the Meeting Materials may be communicated, at any time prior to the Meeting, to the Goldgroup Shareholders, the directors and auditor, Optionholders and the Warrantholders by press/news release, newspaper advertisement or by notice sent by any of the means set forth in Paragraphs 10-11 of this Interim Order, as determined to be the most appropriate method of communication by the Goldgroup Board.

PERMITTED ATTENDEES

17.
The only persons entitled to attend the Meeting shall be:

(a)
the registered Goldgroup Shareholders, as of the Record Date, or their respective proxyholders;

(b)
directors, officers, auditors and advisors of Goldgroup;

(c)
directors, officers, auditors and advisors of Gold Resource; and

(d)
other persons with the permission of the Chair of the Meeting,

and the only persons entitled to vote at the Meeting shall be the Goldgroup Shareholders as of the Record Date.
SOLICITATION OF PROXIES

18.
Goldgroup is authorized to use the form of proxy in substantially the same form as is attached as Exhibit “D” to the Balic Affidavit, subject to Goldgroup’s ability to insert dates and other relevant information in the final form thereof, as well as a voting instruction form for non-registered Goldgroup Shareholders, and to make other non-substantive changes and changes legal counsel advise are necessary or appropriate.

19.
Goldgroup is authorized, at its sole expense, to solicit proxies directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose and by mail, telephone or such other form of personal or electronic communication as it may determine.

20.
The procedures for the use of proxies at the Meeting and revocation of proxies shall be as set out in the Notice and the Information Circular.

21.
Goldgroup may in its discretion generally waive the time limits for the deposit of proxies by Goldgroup Shareholders if Goldgroup deems it advisable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Meeting.

QUORUM AND VOTING

22.
At the Meeting, the votes shall be taken on the following bases:

(a)
each registered Goldgroup Shareholder whose name is entered on the central securities register of Goldgroup as of the Record Date is entitled to one vote for each Goldgroup Share held as at the Record Date; and

(b)
the requisite approval required to pass the Arrangement Resolution shall be the affirmative vote of at least two-thirds of the votes cast by Goldgroup Shareholders at the Meeting present in person or represented by proxy entitled to vote on the Arrangement Resolution (excluding from the count of total votes cast any spoiled, illegible and/or defective ballots and abstentions).

23.
A quorum for the transaction of business at the Meeting shall be two persons who are, or who represent by proxy, Goldgroup Shareholders who, in the aggregate, hold at least 5% of the issued Goldgroup Shares entitled to be voted at the Meeting.

SCRUTINEER

24.
The scrutineer for the Meeting shall be a representative of Computershare Investor Services Inc. or such other person as may be appointed at the Meeting. The duties of the scrutineer shall include:

(a)
reviewing and reporting to the Chair on the deposit and validity of proxies;

(b)
reporting to the Chair on the quorum of the Meeting;

(c)
reporting to the Chair on the polls taken or ballots cast, if any, at the Meeting; and

(d)
providing to Goldgroup and the Chair written reports on matters related to their duties.

DISSENT RIGHTS

25.
Each Registered Goldgroup Shareholder as at the Record Date shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of Division 2 of Part 8 of the BCBCA, as modified by the terms of this Interim Order, the Final Order and the Plan of Arrangement. Only Registered Goldgroup Shareholders may dissent. The Optionholders will not have a right to dissent in respect of their Goldgroup Options.

26.
In order for a Registered Goldgroup Shareholder to exercise such right of dissent under Division 2 of Part 8 of the BCBCA, a dissenting Registered Goldgroup Shareholder must provide written notice of dissent (a “Dissent Notice”) contemplated by s. 242 of the BCBCA which must be received by Goldgroup, in the manner set out below, not later than 4:30 p.m. (Vancouver time) on June 29, 2026, or two business days prior to any adjournment or postponement of the Meeting. All notices of dissent to the Arrangement pursuant to s. 242 of the BCBCA should be delivered by mail to Goldgroup c/o Cozen O’Connor LLP, Bentall 5, 550 Burrard Street, Suite 2501, Vancouver, BC V6C 2B5, Attention: Lucy Schilling, with a copy by email to Ischilling@cozen.com, and:

(a)
a dissenting Registered Goldgroup Shareholder shall not have voted his, her, or its Goldgroup Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;

(b)
a vote against the Arrangement Resolution or an abstention shall not constitute the Dissent Notice required under Paragraph 26 of this Interim Order;

(c)
a dissenting Registered Goldgroup Shareholder may not exercise rights of dissent in respect of only a portion of such dissenting Registered Goldgroup Shareholder’s Goldgroup Shares but rather shall dissent only with respect to all of the Goldgroup Shares held by such person; and

(d)
the exercise of such right of dissent must otherwise comply with the requirements of Division 2 of Part 8 of the BCBCA, as modified by this Interim Order.

27.
Subject to further order of this Court, the rights available to the Registered Goldgroup Shareholders under the BCBCA, this Interim Order and the Plan of Arrangement to dissent in respect of the Arrangement Resolution shall constitute full and sufficient rights of dissent for the Goldgroup Shareholders with respect to the Arrangement Resolution.

28.
Notice to the Registered Goldgroup Shareholders of their right of dissent with respect to the Arrangement Resolution and to receive, subject to the provisions of the BCBCA and the Arrangement, the fair value of their Goldgroup Shares shall be given by including information with respect to such right of dissent in the Information Circular to be sent to the Registered Goldgroup Shareholders in accordance with this Interim Order.

APPLICATION FOR FINAL ORDER

29.
Goldgroup shall include in the Meeting Materials, when sent in accordance with Paragraphs 10-11 of this Interim Order, a copy of the Notice of Petition in substantially the form attached as Exhibit “C” to the Balic Affidavit, and the text of this Interim Order (collectively, the “Court Materials”), and such Court Materials shall be deemed to have been served at the times specified in accordance with Paragraphs 10, 11 and/or 15 of this Interim Order, whether such persons reside within British Columbia or within another jurisdiction.

30.
The form of Notice of Petition attached as Exhibit “C” to the Balic Affidavit is hereby approved as the form of notice for the hearing of the application for the Final Order.

31.
Subject to any ruling of the Court hearing the application for the Final Order, the persons entitled to appear and be heard at any hearing to sanction and approve the Arrangement, shall be only:

(a)
Goldgroup;

(b)
Gold Resource; and

(c)
other persons who have served and filed a Response to Petition and have otherwise complied with the Supreme Court Civil Rules and Paragraph 33 of this Interim Order.

32.
Upon approval, with or without variation, by the Goldgroup Shareholders of the Arrangement, in the manner set forth in this Interim Order, the Petitioner may apply to this Court (the “Application”) for, inter alia, an Order:

(a)
pursuant to Section 291(4)(a) of the BCBCA approving the Arrangement and its terms and conditions;

(b)
pursuant to Section 291(4)(c) of the BCBCA declaring that the terms and conditions of the Arrangement, and the exchange of securities to be effected by completion of the Arrangement, are substantively and procedurally fair and reasonable;

(c)
pursuant to Section 297 of the BCBCA that the Arrangement shall be binding on the Petitioner, the Goldgroup Shareholders and other affected parties upon taking effect; and

(d)
pursuant to Sections 291, 292 and 296 of the BCBCA that the Arrangement shall take effect as of the Effective Time

(collectively, the “Final Order”),

and the hearing of the Application will be held on July 6, 2026 at 9:45 a.m. (Vancouver time) or as soon thereafter as the Application can be heard or at such other date and time as this Court may direct, at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as the Court may direct.

33.
Any Goldgroup Shareholder, director, auditor, or other interested party with leave of the Court, desiring to support or oppose the application has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order. Any such person seeking to appear at the hearing of the application for the Final Order shall:

(a)
file a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, with this Court; and

(b)
serve the filed Response to Petition, together with a copy of any additional affidavits and other materials on which the person intends to rely at the hearing for the Final Order on the Petitioner’s solicitors at:

Cozen O’Connor LLP
Bentall 5
550 Burrard Street, Suite 2501
Vancouver, B.C. V6C 2B5
Attention: Oliver C. Hanson
Email : ohanson@cozen.com
by or before 4:00 p.m. (Vancouver time) 2 business days immediately preceding the day on which the Final Order is scheduled to be heard.

34.
Sending the Meeting Materials and the Interim Order in accordance with Paragraphs 10-11 of this Interim Order shall:

(a)
constitute good and sufficient service of the within proceedings and no other form of service need be made and no other material need be served on such persons in respect of these proceedings and that service of the affidavits in support is dispensed with; and

(b)
to the extent necessary, shorten the time-period provided in the Supreme Court Civil Rules for filing a Response to Petition and for delivery of a Notice of Hearing of this Petition for final order.

35.
The Petitioner shall be at liberty to give notice of this proceeding to persons outside the jurisdiction of this Court in the manner specified herein.

36.
The only persons entitled to receive notice of any further proceedings herein, including any hearing to sanction or approve the Arrangement, and to appear and be heard thereon, shall be the Petitioner’s solicitors and any persons who have delivered a Response to Petition in accordance with this Interim Order.

37.
In the event that the hearing for the Final Order is adjourned, only those persons who have filed and served a Response to Petition in accordance with this Interim Order need be provided notice of materials filed in this proceeding and the adjourned hearing date.

VARIANCE

38.
The Petitioner shall be entitled, at any time, to apply to vary this Interim Order and apply for such other orders as may be necessary or appropriate.

39.
Rules 8-1 and 16-1 (3), (7)-(12) of the Supreme Court Civil Rules will not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

40.
To the extent of any inconsistency or discrepancy between this Interim Order and the Information Circular, the BCBCA, applicable Securities Laws or notice of articles and articles of the Goldgroup, this Interim Order shall govern.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:
Signature of Counsel for Petitioner, Oliver C. Hanson
By the Court Registrar

ANNEX C — NOTICE OF HEARING OF PETITION
No. S263916
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTIONS 288 TO 299 OF THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT, S.B.C. 2002, C.57, AS AMENDED
- and -
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
GOLDGROUP MINING INC. AND GOLD RESOURCE CORPORATION
GOLDGROUP MINING INC.
PETITIONER
NOTICE OF PETITION

TO:
The holders (the “Goldgroup Shareholders”) of common shares (the “Goldgroup Shares”) in the authorized capital of Goldgroup Mining inc. (“Goldgroup”)

AND TO:
Gold Resource Corporation

NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by Goldgroup in the Supreme Court of British Columbia for approval, pursuant to section 291 of the Business Corporations Act, S.B.C. 2002 c. 57 and amendments thereto, of an arrangement contemplated in the Arrangement Agreement dated January 25, 2026, and amended on May 15, 2026, involving Goldgroup, Goldgroup Merger Sub Inc. and Gold Resource Corporation (the “Arrangement”).
NOTICE IS FURTHER GIVEN that by Order of the Supreme Court of British Columbia, dated May 28, 2026, the Court has given directions by means of an Interim Order (the “Interim Order”) on the calling of an annual general and special meeting (the “Meeting”) of the Goldgroup Shareholders for the purpose of, among other things, considering and voting upon the special resolution to approve the Arrangement.
NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, Goldgroup intends to apply to the Supreme Court of British Columbia for a final order (the “Final Order”) approving the Arrangement and declaring it to be fair and reasonable, which application will be heard at the courthouse at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia, or as the Court may direct, on July 6, 2026 at 9:45 a.m. (Pacific Time) or so soon thereafter as counsel may be heard or at such other date and time as the Court may direct.
NOTICE IS FURTHER GIVEN that the Final Order approving the Arrangement will, if made, serve as the basis of an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof with respect to securities issued under the Arrangement.
IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION FOR THE FINAL ORDER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled “Response to Petition” together with any evidence or materials which you intend to present to the Court at the Vancouver Registry of the Supreme Court of British Columbia and YOU MUST ALSO DELIVER a copy of the Response to Petition and any other evidence or materials to Goldgroup’s address for delivery, which is set out below, on or before 4:00 p.m. (Pacific Time) on July 2, 2026.
YOU OR YOUR SOLICITOR may file the Response to Petition. You may obtain a form of Response to Petition at the Registry. The address of the Registry is 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.

C-1

IF YOU DO NOT FILE A RESPONSE TO PETITION AND ATTEND EITHER IN PERSON OR BY COUNSEL at the time of the hearing of the application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court deems fit, all without further notice to you. If the Arrangement is approved, it will affect the rights of the Goldgroup Shareholders.
A copy of the Petition to the Court and the other documents that were filed in support of the Interim Order and will be filed in support of the Final Order will be provided to any Goldgroup Shareholder upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out below.
The Petitioner’s address for delivery is:
Cozen O’Connor LLP
Bentall 5, 550 Burrard St
Suite 2501
Vancouver, BC V6C 2B5
Attn: Oliver C. Hanson
Email: ohanson@cozen.com
DATED this 28th day of May, 2026

Counsel for the Petitioner, Goldgroup Mining Inc.
Oliver C. Hanson

C-2

ANNEX D — FAIRNESS OPINION OF ATB CORMARK CAPITAL MARKETS (FORMERLY KNOWN AS CORMARK SECURITIES INC.)
January 25, 2026
The Board of Directors of Gold Resource Corporation
7900 East Union Avenue, Suite 320
Denver, CO United States 80237
To the Board of Directors:
Cormark Securities Inc. (“Cormark Securities”, “we” or “us”) understands that Gold Resource Corporation (“Gold Resource”, or the “Company”), Goldgroup Mining Inc. (“Goldgroup”, or the “Acquiror”), and Goldgroup Merger Sub Inc., a wholly owned subsidiary of Goldgroup (“Merger Sub”), propose to enter into an Arrangement Agreement and Plan of Merger, to be dated as of January 25, 2026 (the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Transaction”). Pursuant to the Merger Agreement, at the Merger Effective Time each outstanding share of Company common stock issued and outstanding (each a “Gold Resource Share”) will be transferred to Goldgroup in exchange for 1.4476 common shares of Goldgroup (each a “Goldgroup Share”), which shall automatically be adjusted to 0.3619 Goldgroup Shares following consummation of the Consolidation to occur at the Consolidation Effective Time (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement. Capitalized terms not defined herein shall, unless otherwise indicated herein, have the meanings ascribed to such terms in the Merger Agreement.
We also understand that:
•
the terms and conditions of the Transaction will be fully described in a proxy statement of Gold Resource (the “Proxy Statement”) to be mailed to Gold Resource shareholders (the “Gold Resource Shareholders”) in connection with the special meeting of the Gold Resource Shareholders to be held to consider and, if deemed advisable, approve the Transaction; and

•
each of the directors and officers of Gold Resource will enter into a voting and support agreement (collectively, the “Voting Agreements”) pursuant to which each of them will agree to vote their Gold Resource Shares in favor of the Transaction.

Cormark Securities has been asked by the Board of Directors of Gold Resource (the “Board”) to provide an opinion to the Board with respect to the fairness, from a financial point of view, of the Consideration to be paid by Goldgroup to the holders of Gold Resource Shares pursuant to the Merger Agreement (the “Fairness Opinion”). We understand that the formal valuation requirement under Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”) does not apply in respect of the Transaction. This Fairness Opinion does not constitute a “formal valuation” within the meaning of MI 61-101.
Royal Bank Plaza North Tower, Suite 1800 P.O. Box 63 Toronto, ON M5J 2J2	Phone: (416) 362-7485 Fax: (416) 943-6496 Toll Free: (800) 461-2275	Participating Organization: Montreal Exchange, Toronto Stock Exchange, TSX Venture Exchange

CORMARK SECURITIES’ ENGAGEMENT
On November 2, 2023, Cormark Securities was engaged as financial advisor to assist in the Company’s review of strategic alternatives, including a potential sale or merger of the Company (the “Initial Cormark Engagement”). Cormark Securities was formally retained again by Gold Resource pursuant to an engagement letter dated February 25, 2025 (the “Engagement Letter”), which replaced and superseded the letter agreement for the Initial Cormark Engagement. Under the terms of the Engagement Letter, Cormark Securities agreed to provide Gold Resource with various advisory services in connection with the review and development of strategic alternatives for the Company, including, among other things, the provision of the Fairness Opinion.
The terms of the Engagement Letter provide that Cormark Securities shall be paid a fixed fee upon delivery of the Fairness Opinion (the “Fairness Opinion Fee”) payable concurrent with the closing of the Transaction, or, if the Transaction is terminated for any reason, within thirty days following termination of the Transaction. The Fairness Opinion Fee is not contingent in whole or in part on the success or completion of the Transaction or on the conclusions reached in the Fairness Opinion. In addition, Cormark Securities will be owed an additional fee contingent upon the successful completion of the Transaction. Furthermore, Cormark Securities is to be reimbursed for its reasonable and documented out-of-pocket expenses and is to be indemnified by the Company, in certain circumstances, against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services pursuant to the Engagement Letter. The fees paid and to be paid to Cormark Securities in connection with the Engagement Letter are not financially material to Cormark Securities.
On January 25, 2026 (the “Opinion Date”), at the request of the Board, Cormark Securities orally delivered the Fairness Opinion to the Board based upon and subject to the scope of review, analyses, assumptions, limitations, qualifications and other matters described herein. This Fairness Opinion provides the same opinion, in writing, as that given orally by Cormark Securities on the Opinion Date. This Fairness Opinion has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the Canadian Investment Regulatory Organization (“CIRO”), but CIRO has not been involved in the preparation or review of this Fairness Opinion.
CREDENTIALS OF CORMARK SECURITIES
Cormark Securities is an independent Canadian investment dealer providing investment research, equity sales and trading and investment banking services to a broad range of institutions and corporations. Cormark Securities has participated in a significant number of transactions involving public and private companies, maintains a particular expertise advising companies in the global mining sector and has extensive experience in preparing fairness opinions.
This Fairness Opinion represents the opinion of Cormark Securities and its form and content have been approved for release by a committee of senior investment banking professionals of Cormark Securities, each of whom is experienced in merger, acquisition, divestiture, valuation, fairness opinion and other capital markets matters.
INDEPENDENCE OF CORMARK SECURITIES
Neither Cormark Securities, nor any of its affiliates or associates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) or an associate or affiliate (as those terms are defined in the U.S. Securities Act of 1933) of the Company, the Acquiror, or any of their respective associates or affiliates (collectively, the “Interested Parties”).
Cormark Securities has not been engaged to provide financial advisory services to any of the Interested Parties nor has it participated in any financing involving any of the Interested Parties within the past 24-month period other than acting as financial advisor to the Company in connection with the Transaction.
There are no understandings, agreements or commitments between Cormark Securities and any Interested Party with respect to any future business dealings. However, Cormark Securities may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for an Interested Party.

Cormark Securities acts as a trader and dealer, both as principal and agent, in all major financial markets in Canada and the United States and, as such, may have had, may have, and may in the future have, positions in the securities of Gold Resource, Goldgroup or other Interested Parties and, from time to time, may have executed or may execute transactions on behalf of such entities or other clients for which it may have received or may receive compensation. As an investment dealer, Cormark Securities conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including matters with respect to the Transaction, Gold Resource, or other Interested Parties.
SCOPE OF REVIEW
In connection with preparing the Fairness Opinion, Cormark Securities has reviewed, relied upon (without verifying or attempting to verify independently the completeness or accuracy thereof) or carried out, among other things, the following:
a)
a draft of the Merger Agreement;

b)
drafts of Voting Agreements;

c)
the Initial Proposal submitted by Goldgroup dated as of December 2, 2024;

d)
Annual Reports on Form 10-K of the Company for the fiscal years ended December 31, 2024, 2023, and 2022;

e)
Quarterly Reports on Form 10-Q of the Company for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, June 30, 2023, and March 31, 2023;

f)
the proxy statement for the Company dated April 25, 2025;

g)
Annual audited consolidated financial statements and management’s discussion and analysis of Goldgroup for the fiscal years ended December 31, 2024, 2023, and 2022;

h)
Interim consolidated financial statements and management’s discussion and analysis of Goldgroup for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, June 30, 2023, and March 31, 2023;

i)
the NI 43-101 Technical Report on the Cerro Prieto Project in Sonora, Mexico (“Cerro Prieto”) effective April 4, 2025;

j)
the NI 43-101 Technical Report on the San Francisco Gold Project in Sonora, Mexico (“San Francisco”) effective August 8, 2020;

k)
the S-K 1300 Technical Report on the Don David Gold Mine Project in Oaxaca, Mexico (“Don David”) effective December 31, 2024;

l)
the S-K 1300 Technical Report on the Back Forty Mine Project in Michigan, U.S.A (“Back Forty”) effective September 30, 2023;

m)
other certain publicly available information relating to the business, operations, financial condition and trading history of Gold Resource and Goldgroup;

n)
certain internal financial, operational, corporate and other information with respect to the Company and Goldgroup, as well as internal operating and financial projections prepared by the Company (and discussions with management with respect to such information and projections);

o)
discussions with management of the Company relating to the Company’s current business, plan, financial condition and prospects;

p)
publicly available information with respect to selected precedent transactions we considered relevant;

q)
other publicly available information relating to selected public companies considered by us to be relevant, including published reports by equity research analysts and industry reports;

r)
a certificate as to certain factual matters and the completeness and accuracy of certain information, including the financial models for Cerro Prieto, San Francisco, and Don David, upon which the Fairness Opinion is based, addressed to us and dated as of the date hereof, provided by senior officers of the Company (the “Certificate”); and

s)
such other information, investigations, analyses and discussions as we considered necessary or appropriate.

Cormark Securities has not, to the best of its knowledge, been denied access by the Company or the Acquiror to any information requested by Cormark Securities. Cormark Securities did not meet with the auditors of the Company and has assumed the accuracy, completeness and fair presentation of, and has relied upon, without independent verification, the consolidated financial statements of the Company and the reports of the auditors thereon.
PRIOR VALUATIONS
The Company has represented to Cormark Securities that there have not been any prior valuations (as defined in MI 61-101) of the Company or its material assets or its securities in the past 24 month period.
ASSUMPTIONS AND LIMITATIONS
Cormark Securities has not been asked to prepare and has not prepared a formal valuation of the Company pursuant to MI 61-101 or otherwise or any of its securities or assets, and the Fairness Opinion should not be construed as such. In addition, the Fairness Opinion is not, and should not be construed as, advice as to the price at which the Gold Resource Shares may trade at any future date. Cormark Securities was similarly not engaged to review any legal, tax or accounting aspects of the Transaction. Cormark Securities has relied upon, without independent verification or investigation, the assessment by the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. In addition, the Fairness Opinion does not address the relative merits of the Transaction as compared to any other transaction involving the Company or the prospects or likelihood of any alternative transaction or any other possible transaction involving the Company, its assets or its securities. The Fairness Opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid by the Acquiror in connection with the Transaction and not the strategic or legal merits of the Transaction. The Fairness Opinion does not provide assurance that the best possible price or transaction was obtained. Nothing contained herein is to be construed as a legal interpretation, an opinion on any contract or document, or a recommendation to invest or divest.
We have further relied upon the advice of counsel to the Company (and assumed) that the issuance of the Goldgroup Shares to the Gold Resource Shareholders at the closing of the Transaction will either be (i) registered pursuant to the U.S. Securities Act of 1933, or (ii) issued pursuant to an exemption from registration under the U.S. Securities Act of 1933, and that such Goldgroup Shares may be resold in the United States by non-affiliates without restriction.
The Fairness Opinion has been provided for the exclusive use of the Board and should not be construed as a recommendation to vote in favor of the Transaction or relied upon by any other person. Except for the inclusion of the Fairness Opinion in its entirety and a summary thereof (in a form acceptable to us) in the Proxy Statement, the Fairness Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without our prior written consent.
The Fairness Opinion is rendered as of the Opinion Date on the basis of securities markets, economic and general business and financial conditions prevailing on that date. It must be recognized that fair market value, and hence fairness from a financial point of view, changes from time to time, not only as a result of internal factors, but also because of external factors such as changes in the economy, commodity prices, environmental laws and regulations, markets for minerals, competition and changes in consumer/investor preferences. Cormark Securities disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to Cormark Securities’ attention after the Opinion Date. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Fairness Opinion after the Opinion Date, Cormark Securities reserves the right to change, modify or withdraw the Fairness Opinion.
With the approval of the Board, Cormark Securities has relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, advice, opinions and representations obtained by it from public sources (in respect of Gold Resource and Goldgroup) or provided to it by or on behalf of, or at the request of, the Company and its directors, officers, agents and advisors or otherwise, including the Certificate (collectively, the “Information”) and Cormark Securities has assumed that the Information did not omit to state any material fact or any fact necessary to be stated to make the Information not misleading. The Fairness Opinion is conditional upon the completeness, accuracy and fair presentation of the Information and assumes there are no undisclosed material facts, no new material facts arising since the date of the Information or other undisclosed material changes with respect to the Company. Subject to the exercise of professional judgment and except as expressly described herein, Cormark Securities has not attempted to independently verify or investigate the completeness, accuracy or fair presentation of any of the Information.
With respect to any financial and operating forecasts, projections, financial models, estimates and/or budgets provided to Cormark Securities and used in the analyses supporting the Fairness Opinion, Cormark Securities has noted that projecting future results of any business is inherently subject to uncertainty. Cormark Securities has assumed that such forecasts, projections, financial models, estimates and/or budgets were reasonably prepared consistent with industry and past practices on a basis reflecting the best currently available assumptions, estimates and judgments of management of the Company as to the future financial performance of the Company or Goldgroup and are (or were at the time and continue to be) reasonable in the circumstances. In rendering the Fairness Opinion, Cormark Securities expresses no view as to the reasonableness of such forecasts, projections, financial models, estimates and/or budgets or the assumptions on which they are based.
In its analyses and in preparing the Fairness Opinion, Cormark Securities has made numerous assumptions with respect to expected industry performance, general business and economic conditions and other matters, many of which are beyond the control of Cormark Securities or any party involved in the Transaction. Cormark Securities has also assumed that the executed Merger Agreement and Voting Agreements will not differ in any material respect from the drafts that we reviewed, that the representations and warranties contained in the Merger Agreement are true and correct, that the Transaction will be consummated in accordance with the terms and conditions thereof, substantially within the time frames specified in the Merger Agreement without any waiver or material amendment of any material term or condition thereof, that the Transaction was negotiated at arm’s length and that the formal valuation requirement under MI 61-101 does not apply in respect of the Transaction, the Transaction is not a “related party transaction” as defined under MI 61-101, that any governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect, the disclosure provided or incorporated by reference in the Proxy Statement to be filed on EDGAR and mailed to Gold Resource Shareholders in connection with the Transaction and any other documents in connection with the Transaction prepared by a party to the Merger Agreement will be accurate in all material respects and will comply with the requirements of all applicable laws, that all of the conditions required to implement the Transaction will be met, that the procedures being followed to implement the Transaction are valid and effective, and that the Proxy Statement will be distributed to Gold Resource Shareholders in accordance with applicable laws.
In support of the Fairness Opinion, Cormark Securities has performed certain value analyses on Gold Resource based on the methodologies and assumptions that Cormark Securities considered appropriate in the circumstances for the purposes of providing its Fairness Opinion.

FAIRNESS OPINION
Based upon and subject to the foregoing and such other matters as we considered relevant, it is our opinion that, as of the Opinion Date, the Consideration to be received by the holders of Gold Resource Shares pursuant to the Merger Agreement is fair, from a financial point of view, to the holders of Gold Resource Shares.
Yours very truly,
CORMARK SECURITIES INC.

ANNEX E — UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Overview
The unaudited pro forma combined financial information of the Company and Goldgroup below is based on the separate historical financial statements of the Company and Goldgroup after giving effect to the Merger. The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the accompanying notes. The unaudited pro forma combined financial information should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma combined financial information;

•
the historical audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2025 and the related notes, which are incorporated by reference into this proxy statement; and

•
the historical audited consolidated financial statements of Goldgroup as of and for the fiscal year ended December 31, 2025 and the related notes, which are included in Annex H to the proxy statement.

Goldgroup and Gold Resource Unconditional Placement
Other than as disclosed in the Goldgroup 2025 financial statements, neither Goldgroup (also referred to herein is the “acquiror”) nor Gold Resource (also referred to herein as the “acquiree”) entered into, announced, or completed any equity private placement or similar financing that was unconditional and separate from the Merger during the relevant pro forma periods. The Merger Consideration consists solely of equity securities of Goldgroup issued in exchange for outstanding Company Shares pursuant to the Arrangement Agreement.
Accordingly, no adjustment related to an unconditional placement by Goldgroup or Gold Resources has been reflected in the unaudited pro forma combined financial information, as neither company completed any financing transactions independent of, or concurrent with, the Merger that would require pro forma presentation.
Preliminary Purchase Price Allocation
In accordance with IFRS Accounting Standards, Goldgroup will account for the Merger using the acquisition method of accounting for business combinations. Under this method of accounting, Goldgroup is considered the accounting acquirer and will record the assets acquired and liabilities assumed from the Company at their respective acquisition date fair values on the closing date of the Merger. Any excess of the fair value of consideration transferred over the fair value of net identifiable assets acquired will be recorded as goodwill.
In identifying Goldgroup as the acquiring entity for accounting purposes, management considered the terms of exchange of equity interests, the entity that is issuing the equity interests, the relative voting rights in the combined entity after the business combination, and the intended composition of the governing body and senior management of the combined entity. In assessing the size of each of the companies, management evaluated various metrics, including revenue, profit before taxation, total assets and market capitalization. Accordingly, consideration paid by Goldgroup to complete the Merger has been allocated to identifiable assets and liabilities of Gold Resource based on estimated fair values as of the closing date of the Merger.
Goldgroup’s management has made a preliminary allocation of the consideration transferred to the assets acquired and liabilities assumed based on the information available and management’s preliminary assessment of the fair value of tangible and intangible assets acquired and liabilities assumed. Until the proposed Merger is completed, Goldgroup and Gold Resource are limited in their ability to share certain information. Therefore, Goldgroup’s management has estimated the fair value of Gold Resource assets and liabilities based on reviews of Gold Resource’s SEC filings, preliminary valuation studies, discussions with Gold Resource’s management, and other due diligence procedures. Accordingly, the pro forma adjustments related to the allocation of Merger Consideration transferred are preliminary and have been presented solely for the purpose of providing the unaudited pro forma combined financial information. The final purchase price allocation will be based on the net tangible and intangible assets and liabilities of Gold Resource at the date of closing of the transaction, which could differ materially from the preliminary allocation. Goldgroup’s management expects to finalize the accounting for the business combination within one year from the closing date of the Merger in accordance with IFRS Accounting Standards 3 Business Combinations.
Basis of Unaudited Pro Forma Combined Financial Information
The unaudited pro forma combined financial information comprises the unaudited pro forma combined Statement of Financial Position as of December 31, 2025, and combined Statement of Operations for the year ended December 31, 2025, and notes to the unaudited pro forma combined financial information.
The unaudited pro forma combined Statement of Financial Position as of December 31, 2025 gives effect to the Merger as if the Merger had been completed on December 31, 2025 and combines the consolidated balance sheet of the Company as of December 31, 2025 with Goldgroup’s consolidated Statement of Financial Position as of December 31, 2025. The unaudited pro forma combined Statement of Operations for the fiscal year ended December 31, 2025 combines the historical results of the Company and Goldgroup, giving effect to the Merger as if the Merger had been consummated on January 1, 2025.
The historical consolidated financial statements of the Company included in these pro forma financial statements were prepared in accordance with the generally accepted accounting principles of the U.S. (“U.S. GAAP”). The unaudited pro forma combined financial information was derived from the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025, and has been converted from U.S. GAAP to IFRS Accounting Standards for purposes of these unaudited pro forma condensed combined financial statements. The historical consolidated financial statements of Goldgroup were prepared in accordance with IFRS Accounting Standards.
The unaudited pro forma combined financial information is being provided for information purposes only and does not claim to represent the combined company’s actual results of operations or financial condition had the proposed Merger occurred on the dates specified, nor do they project Goldgroup’s combined results of operations or financial condition for any future date or period. Actual results reported by the combined company in periods following the proposed Merger may differ significantly from the unaudited pro forma combined financial information due to various factors. The unaudited pro forma combined financial information does not include any adjustments by management. Further, the unaudited pro forma combined financial information does not account for the cost of any restructuring activities or synergies resulting from the proposed Merger, or any costs relating to the integration of Goldgroup and Gold Resource or other historical acquisitions that were undertaken by the combined company. The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company’s management believes are reasonable. For further information, see the sections of the proxy statement of which this is annexed to entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements.”
The unaudited pro forma combined financial information has been prepared to reflect Goldgroup’s acquisition of all outstanding Company Shares. The unaudited pro forma combined Statement of Financial Position and unaudited pro forma combined Statement of Operations include the following pro forma transaction accounting adjustments:
•
adjustments to the unaudited pro forma combined Statement of Financial Position that depict the accounting for the Merger required by IFRS Accounting Standards as issued by the IASB; and

•
adjustments to the unaudited pro forma combined Statement of Operations that depict the effects of the pro forma Statement of Financial Position adjustments, assuming those adjustments were made as of the beginning of the fiscal year presented.

The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company’s management believes are reasonable. The explanatory notes to the unaudited pro forma combined financial information do not include any Management’s Adjustments (as defined by Article 11 of Regulation S-X) and, accordingly, do not reflect any estimated synergies or dis-synergies of the proposed Merger or other adjustments that are dependent on management’s plans or assumptions.

Unaudited Pro Forma Combined Statement of Financial Position
as of December 31, 2025
(in thousands of U.S. dollars)
	Goldgroup Mining Inc.	Gold Resource Corporation (U.S. GAAP)	U.S. GAAP to IFRS Adjustments	Notes	Gold Resource Corporation (IFRS)	Transaction Adjustments	Notes	Pro Forma Combined
			(Note 4)			(Notes 2 and 4)
Assets
Current Assets
Cash and Cash Equivalents	$9,611	$25,011	$—		$25,011	$—		$34,622
Accounts Receivable, Net	—	13,253	—		13,253	—		13,253
Prepaid Expenses and Other Current Assets	2,798	2,784	—		2,784	—		5,582
Assets Held for Sale	5,423	—	—		—	—		5,423
Inventories, Net	16,176	8,234	—		8,234	823	2(i)	25,233
Total Current Assets	34,008	49,282	—		49,282	823		84,113
Receivables	1,807	—	—		—	—		1,807
Property, Plant, And Mine Development, Net	21,903	134,656	6,106	4d(i-ii)	140,762	296,356	2(ii)	459,021
Mineral Property	13,946	—	—		—	—		13,946
Other Non-Current Assets	—	124	—		124	—		124
Total Assets	$71,664	$184,062	$6,106		$190,168	$297,179		$559,011
Liabilities
Current Liabilities
Accounts Payable and Accrued Liabilities	$25,212	$14,403	$—		$14,403	$650	2(iii)	$40,265
Warrant Liability	45,992	—	—		—	—		45,992
Liabilities Held for Sale	2,867	—	—		—	—		2,867
Royalty Payable, Current	251	2,860	—		2,860	—		3,111
Gold and Silver Stream Agreements Liability, Current	—	—	100,000	4d(iv)	100,000	—		100,000
Total Current Liabilities	74,322	17,263	100,000		117,263	650		192,235
Gold and Silver Stream Agreements Liability, Long Term	—	90,930	(90,930)	4d(iv)	—	—		—
Decommissioning Obligations	8,446	10,184	(741)	4d(i)	9,443	—		17,889
Deferred Tax Liabilities, Net	—	15,527	519	4d(i-ii)	16,046	82,542	2(iv)	98,588
Royalty Payable, Long Term	4,033	—	—		—	—		4,033
Contingent Consideration	—	3,554	—		3,554	—		3,554
Other Non-Current Liability	28	2,575	—		2,575	—		2,603
Total Liabilities	86,829	140,033	8,848		148,881	83,192		318,902
Shareholders’ Equity (Deficiency)
Share Capital	198,909	138,620	(97)	4d(iii)	138,523	116,751	4(a)	454,183
Reserves	9,613	—	—		—	—		9,613
Accumulated Other Comprehensive Loss	—	(1,171)	—		(1,171)	1,171	2(v)	—
Accumulated Deficit	(226,992)	(87,536)	(2,645)	4d(i-iv)	(90,181)	90,181	2(v)	(226,992)
Contingent Share Consideration	3,305	—	—		—	—		3,305
Treasury Stock	—	(5,884)	—		(5,884)	5,884	2(v)	—
Total Shareholders’ Equity (Deficiency)	(15,165)	44,029	(2,742)		41,287	213,987		240,109
Total Liabilities & Shareholders’ Equity (Deficiency)	$71,664	$184,062	$6,106		$190,168	$297,179		$559,011

Unaudited Pro Forma Combined Statement of Operations
for the year ended December 31, 2025
(in thousands of U.S. dollars, except where indicated)
	Goldgroup Mining Inc.	Gold Resource Corporation (U.S. GAAP)	U.S. GAAP to IFRS Adjustments	Notes	Gold Resource Corporation (IFRS)	Transaction Adjustments	Notes	Pro Forma Combined
			(Note 4)			(Note 2)
Sales, Net	$22,981	$99,759	$—		$99,759	$—		$122,740
Production Costs	(16,997)	(60,283)	—		(60,283)	(823)	2(i)	(78,103)
Depreciation and Depletion Expense	(726)	(11,197)	—		(11,197)	(5,876)	2(ii)	(17,799)
Reclamation and Remediation Expense	—	(1,499)	(1,343)	4d(i)	(2,842)	—		(2,842)
Mine Gross Profit (Loss)	5,258	26,780	(1,343)		25,437	(6,699)		23,996
General and Administrative Expenses	(4,985)	(4,258)	—		(4,258)	(650)	2(iii)	(9,893)
Mexico Exploration Expenses	(143)	(1,857)	1,857	4d(ii)	—	—		(143)
Michigan Back Forty Project Expenses	—	(793)	—		(793)	—		(793)
Stock Based Compensation	(33)	(1,147)	97	4d(iii)	(1,050)	—		(1,083)
Unrealized Derivative Gain (Loss) – Warrant Liability	(37,060)	—	—		—	—		(37,060)
Impairment of Pinos Project	(31,148)	—	—		—	—		(31,148)
Other Expense	(269)	(21,775)	(10,700)	4d(iv)	(32,475)	—		(32,744)
Loss Before Income Taxes	(68,380)	(3,050)	(10,089)		(13,139)	(7,349)		(88,868)
Income Tax Expense	—	(3,409)	(56)	4d(i-iv)	(3,465)	(4,773)	2(iv)	(8,238)
Net Loss	$(68,380)	$(6,459)	$(10,145)		$(16,604)	$(12,122)		$(97,106)
Earnings per share
Basic & Diluted earnings per share (cents)	$(0.30)	$(0.05)						$(0.23)
Weighted Average Shares used in computation of earnings per share
Basic & Diluted (000’s)	231,345	137,320			137,320	61,464		430,129

1.   Basis of Presentation
The unaudited pro forma combined financial information has been derived from the historical audited consolidated financial statements of Goldgroup and the historical audited consolidated financial statements of Gold Resource. The unaudited pro forma combined Statement of Financial Position is presented as of December 31, 2025, and gives effect to the Merger as if it had occurred on December 31, 2025. The unaudited pro forma combined Statement of Operations for the year ended December 31, 2025, gives effect to the Merger as if it had occurred on January 1, 2025, being the first day of Goldgroup’s last fiscal year. Goldgroup has prepared the unaudited pro forma combined financial information in accordance with Article 11 of Regulation S-X based on available information using assumptions that it believes are reasonable.
The unaudited pro forma combined financial information has been prepared in a manner consistent with the accounting policies and methods of computation applied in the Goldgroup annual financial statements included in the proxy statement, unless otherwise stated in the notes to the unaudited pro forma combined financial information.
The unaudited pro forma combined Statement of Financial Position and unaudited pro forma combined Statement of Operations include the following pro forma transaction accounting adjustments:
•
adjustments to the unaudited pro forma combined Statement of Financial Position that depict the accounting for the Merger required by IFRS Accounting Standards as issued by the IASB; and

•
adjustments to the unaudited pro forma combined Statement of Operations that depict the effects of the pro forma Statement of Financial Position adjustments, assuming those adjustments were made as of the beginning of the fiscal year presented.

The audited consolidated financial statements of Gold Resource are prepared in United States dollars in accordance with U.S. GAAP, while the audited consolidated financial statements of Goldgroup are prepared in United States dollars in accordance with IFRS accounting standards as issued by the IASB.
The acquisition method of accounting uses the fair value concepts defined in IFRS 13, Fair Value Measurement (“IFRS 13”). Fair value is defined in IFRS 13 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value measurements can be highly subjective, and it is possible that the application of reasonable judgment could develop different assumptions, resulting in a range of alternative estimates using the same facts and circumstances.
The allocation of the consideration is pending finalization of various estimates, inputs and analyses. Since this unaudited pro forma combined financial information has been prepared based on preliminary estimates of fair values attributable to the Merger, the actual amounts eventually recorded for the acquisition method of accounting, including identifiable intangibles and goodwill, may differ materially from the information presented.
The allocation of Goldgroup’s purchase price to acquire Gold Resource has been allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimate of what their respective fair values would be as of the closing date of the Merger.
In addition, the unaudited pro forma combined Statement of Operations and unaudited pro forma combined Statement of Financial Position do not include any Management’s Adjustments and, accordingly, do not reflect any future planned cost saving initiatives, synergies, dis-synergies, restructuring activities, or other actions that may be taken following completion of the proposed Merger. Actual results reported by the combined company in periods following the proposed Merger may differ significantly from the unaudited pro forma combined financial information due to various factors. As such, the unaudited pro forma combined Statement of Operations and unaudited pro forma combined Statement of Financial Position may not be indicative of the future results of operations or financial position of the combined company.
2.   Estimated consideration and preliminary purchase price allocation
Estimated consideration
Estimated consideration of approximately $255.3 million is based on the last closing price of the Goldgroup Shares traded on the TSXV on Monday, April 27, 2026 ($1.49 per share in Canadian Dollars),

and the estimated number of Gold Resource common stock on issue as of March 16, 2026. The value of the purchase price consideration will change based on fluctuations in the share price of Goldgroup Shares and the amount of Gold Resource common stock on issue at the closing date of the Merger.
Estimated number of Gold Resource common stock on issue (000’s) as of March 16, 2026	161,859
Exchange ratio (per share of Gold Resource common stock)	1.4476
Estimated number of Goldgroup common shares to be issued (000’s)	234,307
Last closing price of Goldgroup common shares traded on the TSXV as of April 27, 2026 (CAD)	1.4900
CAD to USD Exchange rate used as of April 27, 2026	0.7312
Subtotal of estimated consideration to be paid ($000’s)	$255,274
Fair value of Gold Resource equity rights to be replaced by Goldgroup common shares ($000’s)	255,274
Total estimated consideration to be paid	$—
The purchase price is payable in equity and will depend on the market price of the Goldgroup Shares when the Merger is consummated. The estimated consideration of approximately $255.3 million based on the last closing price of Goldgroup common shares traded on the TSXV on Monday, April 27, 2026 is as compared to the market capitalization of Gold Resource of approximately $262.2 million as of Monday, April 27, 2026. The market price and trading volume of Goldgroup Shares on the TSXV may be volatile and may be affected by economic conditions beyond Goldgroup’s control. Accordingly, the final purchase price consideration could significantly differ from the amounts presented in the unaudited pro forma condensed combined financial information due to movements in Goldgroup’s common share price up to the closing date of the acquisition. A sensitivity analysis related to the fluctuation in Goldgroup’s share price was performed to assess the impact of a hypothetical change of 20% on the estimated purchase price consideration as of the closing date:
	Share Price $	Purchase Price Consideration $’000
As presented	$1.0895	$255,274
20% share price increase	1.3074	306,333
20% share price decrease	0.8716	204,222
Preliminary purchase price allocation
Management has performed a preliminary valuation analysis of the fair market value of Gold Resource assets to be acquired and liabilities to be assumed. The following table summarizes the allocation of the preliminary purchase price as of December 31, 2025:
	$’000	$’000
Purchase Price
Preliminary estimated consideration (equity based)		$255,274
Allocation
Cash and Cash Equivalents	25,011
Accounts Receivable, Net	13,253
Prepaid Expenses and Other Current Assets	2,784
Inventories, Net	9,057
Property, Plant, And Mine Development, Net	437,118
Other Non-Current Assets	124
Estimated fair value of total assets acquired	487,347
Accounts Payable and Accrued Liabilities	(15,053)

	$’000	$’000
Royalty Payable, Current	(2,860)
Gold and Silver Stream Agreements Liability, Current	(100,000)
Decommissioning Obligations	(9,443)
Deferred Tax Liabilities, Net	(98,588)
Contingent Consideration	(3,554)
Other Non-Current Liability	(2,575)
Estimated fair value of total liabilities assumed	(232,073)
Estimated fair value of net assets acquired		255,274
Goodwill		—
Transaction Adjustments
Transaction adjustments include higher fair values for Inventories, Property, Plant, and Mine Development per preliminary valuation, along with additional depreciation and depletion from these fair value changes, transaction costs not reflected in the historical financial information and tax implications on the adjustments noted herein.
i.   Inventory
The adjustment steps up the pro forma Statement of Financial Position for Gold Resource’s Inventory by $0.82 million. The calculation of fair value is preliminary and subject to change. The pro forma Statement of Operations for the year ended December 31, 2025 is also adjusted to increase Production Costs by the same amount as the inventory that is expected to be sold within one year of the acquisition date.
ii.   Property, Plant, And Mine Development, Net
The adjustment steps up Gold Resources’ long-lived tangible assets Property, Plant, and Mine Development, Net at fair value based on the estimated purchase price allocation. The pro forma Statement of Operations is adjusted to reflect depreciation expense based on that estimated fair value. The preliminary purchase price allocation included recognition of Mineral Interest of $197.0 million, which is depleted using the Units of Production method based on total proven and probable resources. The expected useful lives of material assets Property, Plant, and Mine Development, Net acquired are provided below.
Estimated Useful Life
Mill facilities and related infrastructure	8
Machinery and equipment	8
Furniture, computer and office equipment	5
Light vehicles and other mobile equipment	6
Software licenses	1
Mineral Interest	UOP
iii.   Transaction Costs
Represents the accrual of additional transaction costs incurred by Goldgroup subsequent to December 31, 2025. The pro forma Statement of Operations for the year ended December 31, 2025 is also adjusted to increase General and Administrative expenses. These costs will not affect the Company’s Statement of Operations beyond 12 months after the acquisition date.
iv.   Tax implication of the transaction adjustments
Deferred income taxes have been recognized based on the fair value adjustments to identifiable assets acquired and liabilities assumed of Gold Resource using the statutory tax rate on a jurisdictional basis. The $82.5 million increase in Deferred Tax Liabilities, Net reflects the preliminary estimate of deferred tax assets and liabilities recognized on the new book to tax basis differences of assets acquired and liabilities assumed.
The estimated income and mining tax expense impact $4.8 million has been recognized in the pro forma Statement of Operations. The estimated tax was based upon the statutory tax rates applicable on a jurisdictional basis.
v.   Equity Elimination
The adjustment represents the impact of consolidation that eliminates Gold Resources’ historical equity components and issuance of new shares based on the exchange ratio covered in Estimated consideration.
Note:
The preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the unaudited pro forma combined Statement of Operations and unaudited pro forma combined Statement of Financial Position. Management has used information available as of the date of this proxy statement to determine the allocation of preliminary fair value estimates to the tangible and intangible assets acquired and liabilities assumed. Until the proposed Merger is completed, Goldgroup and Gold Resource are limited in their ability to share certain information. Therefore, management has estimated the fair value of Gold Resource assets and liabilities based on reviews of Gold Resource SEC filings, preliminary valuation studies, discussions with Gold Resource management, and other due diligence procedures. The assumptions and estimates used to determine the preliminary purchase price allocation and fair value adjustments are described in the notes accompanying the unaudited pro forma combined financial information.
The final purchase price allocation will be based on the fair value of net tangible and intangible assets and liabilities of Gold Resource at the date of completion. The final allocation is expected to be completed within one year from the closing date of the Merger in accordance with IFRS 3 Business Combinations and could differ materially from the preliminary allocation used in the transaction accounting adjustments.
The final allocation may include (1) changes in fair values of Property, Plant and Mine Development, net; (2) other changes to Assets and Liabilities; (3) changes to Mineral Interest; and (4) changes to Deferred Taxes.
3.   Reclassification Adjustments
Certain reclassifications were made to the Gold Resource historical financial information to conform to the Goldgroup historical financial information presentation. These reclassifications did not have an effect on Total Assets, Total Liabilities, Total Equity (Deficiency), Mine Gross Profit (Loss), or Loss Before Income Taxes.
4.   Accounting Adjustments to the Unaudited Pro Forma Combined Financial Information
All pro forma adjustments are based on our preliminary estimates and assumptions which are subject to change. The following adjustments have been included in the unaudited pro forma combined financial information for the year ended December 31, 2025:
(a)   Recognition of assets acquired and liabilities assumed
Goldgroup’s management has performed a preliminary valuation analysis of the fair market value of Gold Resource’s assets to be acquired and liabilities to be assumed. Using the total consideration for the acquisition, Goldgroup’s management has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of December 31, 2025:
$’000
Estimated fair value of total assets acquired	$487,347
Estimated fair value of total liabilities assumed	(232,073)
Estimated fair value of net assets acquired	255,274
Goodwill	—
Preliminary estimated consideration (equity based)	$255,274
Elimination of Gold Resource’s Share Capital	$(138,523)
Elimination of Gold Resource’s other shareholders’ equity (Accumulated deficit, Treasury stock and Accumulated Other comprehensive loss)	97,236
Issuance of Goldgroup Shares
To holders of Gold Resource Corporation’s Stock	255,274
Total Transaction Adjustment	$213,987
Refer to Note 2 for further details and disaggregation of the calculation of estimated consideration and preliminary purchase price allocation.
(b)   Elimination of transactions and balances between Goldgroup and Gold Resource
None reported.
(c)   Other adjustments related to the proposed Merger, not incorporated
i.   Change-in-control provisions
Management has not yet determined the impact of non-recurring post-combination expenses such as implementation costs, severance and other separation benefits in connection with the termination of certain employees of the combined entity. Employment agreements include both single-trigger and double-trigger provisions that require these benefits to be provided for upon a change in control and termination of employment.
(d)   Accounting differences between U.S. GAAP and IFRS
The following accounting adjustments were recorded because of differences between U.S. GAAP and IFRS for Gold Resource:
Statement of Financial Position
	Gold Resource Corporation (U.S. GAAP)	Adjustments				Gold Resource Corporation (IFRS)
		4d(i)	4d(ii)	4d(iii)	4d(iv)
Assets
Current Assets
Cash and Cash Equivalents	$25,011	$—	$—	$—	$—	$25,011
Accounts Receivable, Net	13,253	—	—	—	—	13,253
Prepaid Expenses and Other Current Assets	2,784	—	—	—	—	2,784
Inventories, Net	8,234	—	—	—	—	8,234
Total Current Assets	49,282	—	—	—	—	49,282
Property, Plant, and Mine Development, Net	134,656	2,290	3,816	—	—	140,762
Other Non-Current Assets	124	—	—	—	—	124
Total Assets	$184,062	$2,290	$3,816	$—	$—	$190,168

	Gold Resource Corporation (U.S. GAAP)	Adjustments				Gold Resource Corporation (IFRS)
		4d(i)	4d(ii)	4d(iii)	4d(iv)
Liabilities
Current Liabilities
Accounts Payable and Accrued Liabilities	14,403	—	—	—	—	14,403
Royalty Payable, Current	2,860	—	—	—	—	2,860
Gold and Silver Stream Agreements Liability, Current	—	—	—	—	100,000	100,000
Total Current Liabilities	17,263	—	—	—	100,000	117,263
Gold and Silver Stream Agreements Liability, Long Term	90,930	—	—	—	(90,930)	—
Decommissioning Obligations	10,184	(741)	—	—	—	9,443
Deferred Tax Liabilities, Net	15,527	195	324	—	—	16,046
Contingent Consideration	3,554	—	—	—	—	3,554
Other Non-Current Liability	2,575	—	—	—	—	2,575
Total Liabilities	140,033	(546)	324	—	9,070	148,881
Shareholders’ Equity (Deficiency)
Share Capital	138,620	—	—	(97)	—	138,523
Accumulated Other Comprehensive Loss	(1,171)	—	—	—	—	(1,171)
Accumulated Deficit	(87,536)	2,836	3,492	97	(9,070)	(90,181)
Treasury Stock	(5,884)	—	—	—	—	(5,884)
Total Shareholders’ Equity (Deficiency)	44,029	2,836	3,492	—	(9,070)	41,287
Total Liabilities + Shareholders’ Equity (Deficiency)	$184,062	$2,290	$3,816	$—	$—	$190,168

Statement of Operations
	Gold Resource Corporation (U.S. GAAP)	Adjustments				Gold Resource Corporation (IFRS)
		4d(i)	4d(ii)	4d(iii)	4d(iv)
Sales, Net	$99,759	$—	$—	$—	$—	$99,759
Production Costs	(60,283)	—	—	—	—	(60,283)
Depreciation and Depletion Expense	(11,197)	—	—	—	—	(11,197)
Reclamation and Remediation Expense	(1,499)	(1,343)	—	—	—	(2,842)
Mine Gross Profit (Loss)	26,780	(1,343)	—	—	—	25,437
General and Administrative Expenses	(4,258)	—	—	—	—	(4,258)
Mexico Exploration Expenses	(1,857)	—	1,857	—	—	—
Michigan Back Forty Project Expenses	(793)	—	—	—	—	(793)
Stock Based Compensation	(1,147)	—	—	97	—	(1,050)
Other Expense	(21,775)	—	—	—	(10,700)	(32,475)
Loss Before Income Taxes	(3,050)	(1,343)	1,857	97	(10,700)	(13,139)
Income Tax Expense	(3,409)	102	(158)	—	—	(3,465)
Net Loss	$(6,459)	$(1,241)	$1,699	$97	$(10,700)	$(16,604)

i.   Asset retirement obligations
Under U.S. GAAP, the Asset Retirement Obligation (ARO) is determined through a layered approach using a credit adjusted risk-free rate specific to the entity. Under IFRS, ARO is determined by computing the present value of the expected future liabilities, using a pre-tax rate that for the time period and is specific to the asset. The difference in measurement results in a different valuation of the corresponding asset and liability, their corresponding amortization and accretion expenses.
Upon conversion to IFRS, the Asset Retirement Obligation increased by $2.3 million net of accumulated depreciation of $2.9 million, the Decommissioning Obligations were decreased by $0.7 million, and the resulting increases in Amortization and Accretion expenses of $1.2 million and $0.1 million, respectively, were expensed in the fiscal year ended December 31, 2025.
These impacts also resulted in an estimated Income Tax Benefit of $0.1 million, and an increase in Deferred Tax Liabilities of $0.2 million. The remaining impact of this adjustment was recorded as adjustment to accumulated deficit as of December 31, 2025.
ii.   Exploration costs
Under U.S. GAAP, exploration and pre-development costs are generally expensed as incurred until technical feasibility and economic viability are clearly established. Under IFRS (IFRS 6), exploration costs are eligible for capitalization once the entity has the legal right to explore and mine, with capitalized costs subject to impairment but not amortized during the exploration phase.
Upon conversion to IFRS, $1.9 million (net of tax impact of $0.1 million) of exploration costs incurred at the Don David Gold Mine (Mexico) that were expensed under U.S. GAAP in the fiscal year ended December 31, 2025 are capitalized as Property, Plant, and Mine Development, Net and development costs, reducing exploration expense for the fiscal year ended December 31, 2025. In order to provide the prior period impact of this adjustment on the Statement of Financial Position, the exploration costs for the fiscal year ended December 31, 2024 of $1.9 million (net of tax impact of $0.1 million) is capitalized as Property, Plant, and Mine Development, Net and development costs, increasing non-current assets and reducing accumulated deficit for the fiscal year ended December 31, 2024. The impact also resulted in an increase in Deferred Tax Liabilities of $0.3 million for the fiscal year ended December 31, 2025.
iii.   Stock Based Compensation
Under IFRS 2, awards with graded vesting are required to be accounted for as separate vesting tranches, with each tranche treated as a separate award for expense attribution purposes. ASC 718 generally permits straight-line recognition of compensation cost over the requisite service period for awards with graded vesting. While the total grant date fair value recognized over the life of the awards is unchanged, the pattern and timing of expense recognition differ.
For the year ended December 31, 2025, stock based compensation expense of $0.1 million recognized under U.S. GAAP was reversed, with a corresponding adjustment to Share Capital, reflecting the lower expense required under IFRS for the period.
No differences were identified for performance stock units (PSUs) or deferred stock units (DSUs), as these awards are accounted for consistently under ASC 718 and IFRS 2.
iv.   Gold and Silver Stream agreements
In accordance with IFRS, the streaming agreements are analyzed under IFRS 9 — Financial Instruments and designated as financial liability at fair value through profit or loss (FVTPL).

As a result, the liability is measured in its entirety at fair value, and there is no bifurcation and valuation of the embedded derivatives. This treatment differs significantly from U.S. GAAP, under which streaming arrangements are accounted for as deferred revenue (non-current liability), measured at fair value on initial recognition and subsequently accreted using a fixed market interest rate, with accretion recognized as interest expense.
As a result, $9.1 million of additional liability is recognized on the Statement of Financial Position of Gold Resource as at December 31, 2025, and $10.7 million of additional interest expense is recognized in the Statement of Operations for the fiscal year ended December 31, 2025. The offset of this adjustment is recognized in accumulated deficit on the Statement of Financial Position as at December 31, 2025.
5.   Reconciliation of weighted average shares used in computation of earnings per share
For the year ended December 31, 2025, the total weighted average shares used in computation of earnings per share has been calculated as follows:
Year ended December 31, 2025 (000’s)
Weighted average number of Gold Resource common stock	137,320
Exchange ratio (per share of Gold Resource common stock)	1.4476
Additional Shares upon exchange of Gold Resource common stock	61,464
Subtotal (On conversion of Gold Resource common stock) (a)	198,784
Weighted average number of Goldgroup common shares (b)	231,345
Total weighted average shares used in computation of earnings per share (a + b)	430,129

ANNEX F — BUSINESS OF GOLDGROUP
This Annex F provides a summary overview of Goldgroup’s business. For additional information on Goldgroup’s business, financial condition and results of operations of Goldgroup, see Annex G, which contains the management’s discussion and analysis of financial condition and results of operations of Goldgroup, and Annex H, which contains the historical consolidated financial statements of Goldgroup. Any capitalized but undefined terms herein have the meaning ascribed to them in the accompanying proxy statement.
About Goldgroup
Goldgroup is a Canadian-based gold producer focused on the acquisition, exploration and development of advanced stage gold-bearing mineral properties in the Americas. Goldgroup’s current gold production, exploration and development related activities are conducted in Mexico. Goldgroup is listed on the TSXV under the symbol “GGA” and on the OTC market under the symbol “GGAZF.”
Readers are cautioned that a qualified person, as defined in Subpart 1300 of Regulation S-K (“S-K 1300”), has not done sufficient work to classify the
NI 43-101 mineral resource estimates as current S-K 1300-compliant mineral resource estimates. Accordingly, we are not treating the NI 43-101 mineral resource estimates for the Cerro Prieto Project and San Francisco Project as current estimates of mineral resources. Additional work will be required to disclose a S-K 1300-compliant mineral resource estimate.
Readers are also cautioned not to assume that any “measured mineral resources,” “indicated mineral resources” or “inferred mineral resources” that Goldgroup reports under NI 43-101 standards are or will be confirmed under S-K 1300 standards, or will be economically or legally mineable. Further, “inferred mineral resources” have a greater amount of uncertainty as to their existence and as to whether they can be mined economically or legally. Therefore, readers are also cautioned not to assume that all or any part of “inferred mineral resources” exist.
As used herein, “C$” refers to Canadian dollars, and “MXN $” refers to Mexican pesos.
Scientific and Technical Information
The scientific and technical information relating to the Cerro Prieto mine (the “Cerro Prieto Mine,” “Cerro Prieto Project” or “Cerro Prieto”) set forth herein has been derived from or is based on the technical report with an effective date of April 4, 2025, titled “Cerro Prieto Project, Heap Leach Project Magdalena de Kino, State of Sonora, Mexico,” and prepared by José Antonio Olmedo MSc, P. Eng. Geo, QP, SME Registered Member, Cristian Garcia, P. Eng., QP, Registered at Engineers and Geoscientists of British Columbia and Rodrigo R Carneiro MSc, QP, SME Registered Member (the “Cerro Prieto Technical Report”).
The scientific and technical information relating to the San Francisco mine (the “San Francisco Mine” or “San Francisco Project”) set forth herein has been derived from or is based on the technical report dated May 1, 2026, with an effective date of April 30, 2026, titled “NI 43-101 Technical Report for the San Francisco Project, Sonora, Mexico,” and prepared by William J. Lewis, B.Sc., P.Geo., Richard M. Gowans, P.Eng., and Tudorel Ciuculescu, B.Sc., M.Sc., P.Geo. (the “San Francisco Technical Report”).
Name, Address and Incorporation
Goldgroup was formed under the name “Acabit Exploration Inc.” pursuant to the Companies Act (Québec) on November 9, 1989. It changed its name to “Western Pacific Mining Exploration Inc.” in 1996, to “Sierra Minerals Inc.” in 2002 and to “Goldgroup Mining Inc” in 2010. On July 28, 2011, Goldgroup continued under the Business Corporations Act (Québec) to the Business Corporations Act (British Columbia).
The head office of Goldgroup is located at 1111 Melville Street, Suite 410, Vancouver, British Columbia, V6E 3V6. Goldgroup’s registered office is located at Bentall 5, 550 Burrard Street, Suite 2501, Vancouver, British Columbia, V6C 2B5.

Intercorporate Relationships
The below chart sets out Goldgroup’s intercorporate relationships among Goldgroup and its subsidiaries, including jurisdictions of incorporation and the percentage of votes attached to all voting securities of the subsidiary beneficially owned, or controlled or directed, directly or indirectly by Goldgroup.

Notes:
(1)	Goldgroup Resources Inc.	Incorporated — British Columbia, Canada (100% owned by Goldgroup Mining Inc.)
(2)	Minera Calipuy S.A. de C.V.	Incorporated — Mexico (9,999 Common Shares Held by Goldgroup Mining Inc. & 1 Common Share by Peter James Mullen)
(3)	Granmin Malaysia Ltd.	Incorporated — Labuan, Malaysia (100% owned by Goldgroup Mining Inc.)
(4)	Granmin S.A. de C.V.	Incorporated — Mexico (99 Shares held by Granmin Malaysia Ltd. and 1 share owned by K.Piggott)
(5)	0961152 B.C. Ltd.	Incorporated — British Columbia, Canada (100% owned by Goldgroup Mining Inc.)
(6)	0788598 B.C. Ltd.	Incorporated — British Columbia, Canada (100% owned by Goldgroup Resources Inc.)
(7)	0788601 B.C. Ltd.	Incorporated — British Columbia, Canada (100% owned by 0788598 B.C. Ltd.)
(8)	Minera Cardel S.A. de C.V.	Incorporated — Mexico (495 shares held by 0788598 B.C. Ltd. & 5 shares owned by 0788601 B.C. Ltd.)
(9)	0919921 B.C. Ltd.	Incorporated — British Columbia, Canada (100% owned by Goldgroup Resources Inc.)
(10)	DynaResource de Mexico S.A. de C.V.	Incorporated — Mexico(Goldgroup holds a 50% interest in DynaResource de Mexico, S.A. de C.V., which owns 100% of San José de Gracia)
(11)	Vcminser, S.A. de C.V.	Incorporated — Mexico (99 shares held by Goldgroup Resources Inc. & 1 share held by Anthony Balic)
(12)	Starmin, S.A. de C.V.	Incorporated — Mexico (99 shares held by Goldgroup Resources Inc. & 1 share held Anthony Balic)

(13)	Minera Polimetalicos Mexicanos S.A.	Incorporated — Panama (1,000 shares held by 0961152 B.C. Ltd. -100%)
(14)	Minas de Oroco Resources S.A. de C.V.	Incorporated — Mexico (Serie B 126,400 shares held by Goldgroup Mining Inc. 99.96046%, Minera Polimetalicos Mexicanos, S.A.Serie A 0.03875% & Enrique Peralta Serie A 0.00079%)
(15)	Goldgroup Ecuador Holdings Ltd.	Incorporated — British Columbia, Canada (100% owned by Goldgroup Mining Inc.)
(16)	1068659 B.C. Ltd.	Incorporated — British Columbia, Canada (100% owned by Goldgroup Mining Inc.)
(17)	Minera Cerro Esperanza S.A. de C.V.	Incorporated — Mexico (99 Shares held by Goldgroup Mining Inc. and 1 share owned by Enrique Peralta)
(18)	Molimentales del Noroeste, S.A. de C.V.	Incorporated — Mexico (499 Shares held by Goldgroup Mining Inc. and 1 share owned by Oscar Reyes)
(19)	Goldgroup Merger Sub Inc.	Incorporated — Colorado (100 Shares held by Goldgroup Mining Inc.)
Minera Cardel SA de CV
495 common shares
issued to 0788598 B.C. LTD
5 common shares issues
to 0788601 B.C. LTD
Business and Properties
Mineral Projects
Cerro Prieto Project
The Cerro Prieto Project is one of Goldgroup’s two material mineral projects. It is an open pit heap leach gold mine located in Sonora, Mexico. Goldgroup, through its 100% owned subsidiary, Minas de Oroco S.A. de C.V., commenced mining operations at Cerro Prieto in 2013. Cerro Prieto is located 52 kilometers from the regional center of Magdalena de Kino (population 40,000) and 150 kilometers northeast of the city of Hermosillo. At the mine gold is produced in doré and then shipped to a refiner in Mexico for final refining prior to being sold. Cerro Prieto is subject to a 2% net smelter royalty payable upon production.
The Cerro Prieto Project is subject of a NI 43-101 technical report titled “Cerro Prieto Project, Heap Leach Project, Magdalena de Kino, State of Sonora, Mexico” with an effective date of April 4, 2025, and prepared by José Antonio Olmedo MSc, P. Eng. Geo, QP, SME Registered Member, Cristian Garcia, P. Eng., QP, Registered at Engineers and Geoscientists of British Columbia, and Rodrigo R Carneiro MSc, QP, SME Registered Member. The Cerro Prieto Technical Report provides an independent assessment of the mineral resources estimates of the Esperanzas Deposit within the Cerro Prieto Project, which includes the La Esperanza and Nueva Esperanza contiguous zones.
San Francisco Project
The San Francisco Project is one of Goldgroup’s two material properties. The San Francisco Project is a large-scale, formerly producing open pit gold mine. It encompasses 13 concessions totaling 33,667 hectares plus 13,284 hectares of regional concessions in the north central portion of the state of Sonora, Mexico, approximately 150 kilometers north of the state capital, Hermosillo. The operation is comprised of two previously producing open pits (San Francisco and La Chicharra), together with heap leach processing facilities and associated infrastructure located close to the San Francisco pit.
The San Francisco Project is historically one of the significant gold producers in Sonora and has existing infrastructure and potential for future exploration, development, expansion and production.

Securing control of this asset is aligned with Goldgroup’s vision of becoming a leading Mexican-focused mining company with operational expertise and a strong commitment to responsible mining practices. The acquisition of the San Francisco Project remains subject to Goldgroup satisfying certain conditions, including receiving final approval of the TSXV.
The San Francisco Project is subject of a NI 43-101 technical report titled “NI 43-101 Technical Report for the San Francisco Project, Sonora, Mexico” with an effective date of April 30, 2026 and prepared by William J. Lewis, B.Sc., P.Geo., Richard M. Gowans, P.Eng., and Tudorel Ciuculescu, B.Sc, M.Sc., P.Geo.
San José de Gracia Project
Goldgroup has an interest in DynaMexico, which owns 100% of the high-grade gold exploration project, SJG Project located in the State of Sinaloa, Mexico, approximately 120 kilometres northeast of the coastal city of Los Mochis, straddling the Chihuahua border. The property consists of 34 mineral concessions covering approximately 69,000 hectares with no outstanding royalty or other applicable interests. The SJG Project is subject to an ongoing legal dispute between Goldgroup and DynaMexico’s parent company, DynaUSA. See “Legal Proceedings.”
Cyclicality and Seasonality
The cyclicality of the business reflects the global supply and demand outlook for gold, which in turn is influenced by diverse factors, U.S. currency valuations, derivatives market activity, interest rate and inflation forecasts, and other factors. Seasonality does not have a pronounced impact on Goldgroup’s business, as its properties operate year-round and are not subject to any significant maintenance shut-downs or weather-related seasonality.
Competitive Conditions
The precious metals exploration and mining industry is extremely competitive, and Goldgroup competes with other mining companies for precious metals properties, for joint venture partners and opportunities and for the acquisition of investments in other mining companies.
Environmental Protection
The current and future operations of Goldgroup, including development activities on its properties, are subject to laws and regulations and best practice principles governing exploration, development, waste disposal, greenhouse gas emissions, protection and remediation of environment, reclamation, hazardous substances and other matters. Compliance with such laws and regulations increases the costs of and delays planning, designing, drilling and developing Goldgroup’s properties. Goldgroup plans to diligently attempt to apply technically proven and economically feasible measures to advance protection of the environment throughout the exploration and development process. Current costs associated with compliance are considered normal.
Foreign Operations
Goldgroup’s operations are carried out in Mexico, and its operations may be affected by possible political or economic instability and government regulations relating to the mining industry and foreign investors therein. Mineral exploration and mining activities may be affected in varying degrees by government regulations with respect to restrictions on production, price controls, export controls, income taxes, expropriation of property, maintenance of property, environmental legislation, land use, land claims of local people, water use and property safety. The effect of these factors on Goldgroup cannot be accurately predicted.
Employees
During the financial year ended December 31, 2025, Goldgroup employed 187 employees.

Social and Environmental Policies
Goldgroup has adopted a Code of Business Conduct and Ethics stating that Goldgroup will strive to prevent or otherwise minimize, mitigate and remediate any negative impact on the environment as a result of its operations. The Code of Business Conduct and Ethics also provides that the directors, officers and employees of Goldgroup will do their best to accommodate the different cultures, lifestyles, heritage and preferences of the communities in which Goldgroup operates. Goldgroup has also approved and adopted an Environmental and Safety Policy. Complete copies of Goldgroup’s Code of Business Conduct and Ethics and the Environmental and Safety Policy can be viewed on Goldgroup’s website located at https://goldgroupmining.com/investors/corporate-governance.
Legal Proceedings
Goldgroup may become party to litigation or other adversary proceedings, with or without merit, in a number of jurisdictions. The cost of defending such claims may take away from management time and effort and if determined adversely to Goldgroup, may have a material and adverse effect on its cash flows, results of operation and financial condition.
Goldgroup is party to an ongoing legal dispute with DynaResource in respect of the SJG Project. The SJG Project is located in the northeast portion of Sinaloa State, Mexico, approximately 120 kilometres northeast of the coastal city of Los Mochis, straddling the Chihuahua border. The property consists of 34 mineral concessions covering approximately 69,000 hectares with no outstanding royalty or other applicable interests. For detailed discussion of the legal dispute with DynaResource, see Annex G, which contains the management’s discussion and analysis of financial condition and results of operations of Goldgroup, and Annex H, which contains the historical consolidated financial statements of Goldgroup.
Goldgroup’s History for the Financial Years Ended December 31, 2024 and 2025
Financial Year Ended December 31, 2024
In Q1 2024, Goldgroup began operating from the Cerro Prieto pit and the Esperanza extension, which transitioned from an exploration and evaluation asset to a mineral property. In Q4 2024, Goldgroup shared metallurgical testing results for its Esperanza and Nueva Esperanza zones at Cerro Prieto, which confirmed that higher gold recoveries were achievable through the addition of cost-effective crushing equipment, reduction in the size of crushed rock deposited on the leads pads and an increase in the irrigation fluid’s sodium cyanide concentration. Goldgroup subsequently made progress towards doubling the mine’s production by installing a primary crusher, overhauling the secondary crusher, expanding pumping and irrigation capacity and expanding and improving the gold recovery plant.
During the financial year ended December 31, 2024, Goldgroup closed two non-brokered private placements for aggregate gross proceeds of C$950,000 and a convertible debt financing in the amount of $100,000. The private placements closed on September 26, 2024 and November 18, 2024. Goldgroup issued 15.5 million units at a price of C$0.05 and 3,181,818 units at a price of C$0.055, respectively. For a detailed discussion on these financings, see Annex H, which contains the historical consolidated financial statements of Goldgroup.
Effective at market open on February 20, 2024, Goldgroup’s common shares were listed for trading on the TSXV following its delisting from the Toronto Stock Exchange on February 16, 2024.
On August 14, 2024, Goldgroup announced that it entered into an agreement to acquire a loan facility (the “Loan Facility”) from a group of creditors, pursuant to which various advances were made to Minera Apolo, S.A. de C.V. (“Apolo”). Apolo was the 100-per-cent owner of a fully permitted gold project located 140 kilometres east of the capital of Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”). For a discussion on this acquisition and subsequent disposition, see Annex G, which contains the management’s discussion and analysis of financial condition and results of operations of Goldgroup, and Annex H, which contains the historical consolidated financial statements of Goldgroup.

Financial Year Ended December 31, 2025
In Q1 2025, Goldgroup announced that it was conducting a high impact exploration program at Cerro Prieto. The program comprised approximately 6,000 metres of diamond core drilling, an induced polarization geophysical survey and surface trenching. In Q4 2025, Goldgroup successfully installed a second crushing circuit at Cerro Prieto, which doubled crushing capacity to over 4,500 tonnes per day and more than doubled mine production.
During the financial year ended December 31, 2025, Goldgroup closed five non-brokered private placements for aggregate gross proceeds of C$42.3 million, which are summarized below. It also accelerated the expiry of outstanding warrants that were originally issued in 2024, which led to warrant exercises for additional gross proceeds of approximately C$1.9 million. For a detailed discussion on these financings, see Annex G, which contains the management’s discussion and analysis of financial condition and results of operations of Goldgroup, and Annex H, which contains the historical consolidated financial statements of Goldgroup.
•
On January 21, 2025, Goldgroup issued 35 million units at a price of C$0.10 per unit for aggregate gross proceeds of C$3.5 million;

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On March 17, 2025, Goldgroup issued 23,333,334 units at a price of C$0.30 per unit for aggregate gross proceeds of approximately C$7 million as part of a first tranche. Subsequently on March 28, 2025, Goldgroup closed the second tranche by issuing a further 2,583,330 units for aggregate gross proceeds of C$774,999;

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On May 8, 2025, Goldgroup issued 27,272,727 units at a price of C$0.55 per unit for aggregate gross proceeds of C$15 million;

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On August 5, 2025, Goldgroup issued 15 million units at a price of C$0.80 per unit for aggregate gross proceeds of C$12 million; and

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On September 12, 2025, Goldgroup issued 4,848,485 units of Goldgroup at a price of C$0.825 per unit for aggregate gross proceeds of C$4 million.

Effective as of July 28, 2025, the Goldgroup Shares commenced trading on the OTC under the symbol “GGAZF”.
Goldgroup acquired a 100% interest in the Pinos Project located in the highly productive Zacatecas gold and silver mining belt through the previously announced proposed acquisition of Apolo. Goldgroup subsequently disposed of its interest in the Pinos Project during the financial year ended December 31, 2025.
On September 18, 2025, Goldgroup announced that it had acquired approximately 52.7% of the creditors’ rights recognized by the Mexcian Court in Molimentales del Noroeste, S.A. de C.V.’s (“Molimentales”) Concurso Mercantil (restructuring proceeding equivalent to Chapter 11 in the United States) proceeding. Molimentales’ primary asset were the San Francisco mine concessions, located in Sonora, Mexico. For a detailed discussion on this acquisition, see Annex G, which contains the management’s discussion and analysis of financial condition and results of operations of Goldgroup, and Annex H, which contains the historical consolidated financial statements of Goldgroup.
Subsequent to Financial Year Ended December 31, 2025
On January 26, 2026, Goldgroup announced that it had entered into the Arrangement Agreement with the Company and Merger Sub, a wholly owned subsidiary of Goldgroup, pursuant to which Goldgroup agreed to acquire all of the issued and outstanding Company Shares pursuant to the Plan of Arrangement under Part 9, Division of the BCBCA. For a detailed discussion on this transaction, please see the proxy statement.
On February 27, 2026, Goldgroup announced that it had completed the sale of Apolo. For a detailed discussion of this disposition, see Annex G, which contains the management’s discussion and analysis of financial condition and results of operations of Goldgroup, and Annex H, which contains the historical consolidated financial statements of Goldgroup.

ANNEX G — MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION OF GOLDGROUP
Management’s Discussion and Analysis
Year ended December 31, 2025
(Expressed in U.S. dollars, unless otherwise noted)
April 30, 2026
This Management’s Discussion and Analysis (“MD&A”) relates to the financial condition and results of operations of Goldgroup Mining Inc. (“Goldgroup” or the “Company”) together with its subsidiaries as of April 30, 2026, and is intended to supplement and complement the Company’s audited consolidated financial statements for the year ended December 31, 2025. Readers are cautioned that this MD&A contains forward-looking statements and that actual events may vary from management’s expectations. Goldgroup’s public disclosure documents are available on SEDAR at www.sedarplus.ca. The consolidated financial statements and MD&A are presented in United States (“US”) dollars, except where noted, and have been prepared in accordance with International Financial Reporting Standards (“IFRS”). This discussion addresses matters we consider important for an understanding of our financial condition and results of operations as of and for the year ended December 31, 2025.
The MD&A contains forward-looking statements and should be read in conjunction with the risks discussed herein and those set out under the heading “Risk Factors” as described in this MD&A. Please also refer to the “Cautionary Statement on Forward-Looking Information” at the end of this MD&A.
OVERVIEW
Goldgroup is a Canadian-based mining Company that operates a heap-leach gold mine in the State of Sonora, Mexico and is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico. On December 23, 2025, the Company acquired the San Francisco Project, which comprises two previously mined open pits (San Francisco and La Chicharra), together with heap leach processing facilities and associated infrastructure located close to the San Francisco pit. At this time the San Francisco Project, the leach pads are no longer producing, no mining is being conducted, and the Project is on care and maintenance.
The profitability and operating cash flows of the Company are affected by various factors, including the amount of gold produced and sold, the market price of gold, operating costs, interest rates, regulatory and environmental compliance, general and administrative costs, the level of exploration and development expenditures, decommissioning and restoration provisions and other discretionary costs. Goldgroup is also exposed to fluctuations in foreign currency exchange rates that can materially impact profitability and cash flow. To date, all of the Company’s projects are located in Mexico and are subject to foreign investment risk, including increases in various levels of taxation and royalties, renegotiation of contracts, fuel cost changes, profit sharing law changes, property title risk and political uncertainty. While Goldgroup seeks to manage the level of risk associated with its business, many of the factors affecting these risks are beyond the Company’s control.
The Company may need to raise additional funds over and above amounts raised to date to continue the development of Cerro Prieto, the drilling and restart of the San Francisco Project, as well as to complete the exploration and development of its other property interests. There can be no assurance that additional capital or other types of financing will be available to the Company if needed or that, if available, the terms of such financing will be on terms favourable to the Company.

HIGHLIGHTS AND DEVELOPMENTS — 2025
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During the year ended December 31, 2025, the Company produced 8,081 ounces of gold (December 31, 2024 — 8,803).

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During the year ended December 31, 2025, the average realized price for gold sold was $3,465 (December 31, 2024 — $2,328).

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During the year ended December 31, 2025, Cerro Prieto’s all-in sustaining cost of production per ounce was $3,534(1) and all-in cost per ounce was $4,134(1)

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During the year ended December 31, 2024, Cerro Prieto’s all-in sustaining cost of production per ounce was $1,879(1) and all-in cost per ounce was $2,214.(1)

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On December 31, 2025, the Company entered into a Share Purchase Agreement where it has agreed to sell it’s recently acquired Pinos Project to a private arm’s length British Columbia company (the “Purchaser”) in consideration of the payment of $5,000,000 in stages, with $2,450,000 ($2,445,000 received as at December 31, 2025) deposit payable on signing, $550,000 to be paid on closing and $2,000,000 to be secured by a promissory note and paid on or before the date that is six (6) months from the closing date. Further, the Purchaser has agreed to assume any and all liabilities of the Company associated with its original acquisition, including the assumption of $400,000 remaining payable on the original purchase agreement in addition to debt in the amount of $1,500,000 payable to the previous owners of the Pinos Project that will be triggered by the sale. The sale closed subsequent to December 31, 2025.

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On December 23, 2025, the Company acquired all of the issued and outstanding Series “A” shares in the fixed capital and all the issued and outstanding Series “B” shares in the variable capital (collectively the “Molimentales Shares”) of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”) through a Concurso Mercantil process (restructuring proceeding equivalent to Chapter 11 in the United States). The Company has received approval from the Second District Court for Commercial Bankruptcy Matters (the “Mexican Court”) to the plan of arrangement (the “Plan of Arrangement”) the Company filed with the Mexican Court under the Concurso Mercantil process. Molimentales owns the San Francisco Project, which is a large-scale, formerly producing open pit gold mine. The San Francisco Project encompasses concessions in the north central portion of the state of Sonora, Mexico, north of the state capital, Hermosillo. The operation is comprised of two previously producing open pits (San Francisco and La Chicharra), together with heap leach processing facilities and associated infrastructure located close to the San Francisco pit.

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During the year ended December 31, 2025, the Company raised total gross proceeds of $30,575,000 (CAD $42,275,000) in non-brokered private placement financings.

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During the year ended December 31, 2025, the Company issued 27,972,609 common shares as a result of warrant exercises for gross proceeds of approximately $3,154,000 (CAD $4,447,000).

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During the year ended December 31, 2025, the Company issued 1,662,500 common shares as a result of option exercises for gross proceeds of approximately $48,000 (CAD $67,000).

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Subsequent to December 31, 2025, on January 26, 2026, the Company announced that it has entered into a definitive arrangement agreement and plan of merger with Gold Resource Corporation (NYSE American: GORO) (“GRC”), whereby Goldgroup has agreed to acquire all of the issued and outstanding shares of GRC’s common stock. Pursuant to the arrangement agreement, GRC’s stockholders will receive 1.4476 common shares of the Company for each share of GRC’s common stock adjusted to 0.3619 common shares of Goldgroup for each share of GRC’s common stock as a result of a proposed four-for-one share consolidation to be completed by the Company prior to closing. Since the transaction had not closed as of the financial statement date, the initial accounting for the acquisition is incomplete and certain IFRS 3 disclosures cannot yet be provided. The arrangement agreement includes a reciprocal termination fee of $5 million, payable by either party under certain specified termination circumstances.

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Subsequent to December 31, 2025, the Company has issued 2,414,288 common shares as a result of warrant exercises for gross proceeds of approximately $948,000 (CAD $1,191,000).

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Subsequent to December 31, 2025, the Company has issued 1,525,000 common shares as a result of option exercises for gross proceeds of approximately $44,000 (CAD $61,000).

(1)
Cash cost is a non IFRS measure. See “Non IFRS Measures”

OUTLOOK
Main areas of focus for 2026 include:
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Cerro Prieto — the Company is pursuing exploration of nearby areas within our concessions to extend mine life and potentially increase production. The Company has installed a second crushing circuit in fiscal 2025 to expand average crushing capacity to 4,200 tonnes per day which will increase production in fiscal 2026. The Company is analyzing re-leaching material from existing leach pads to potentially extract residual gold from previously leached material which would may increase future gold production.

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San Francisco — the Company is planning a 26,000 meter drilling campaign aimed at confirming and upgrading the historical resource, while also testing for additional mineralization both within and beyond the current open-pit footprint. The goal is to unlock the full potential of this asset and advance a robust optimized long-term mine plan that can reshape the future of the Company.

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Gold Resource Corporation — the Company will work to close the Gold Resource Corporation transaction announced subsequent to year end which is anticipated to close before the end of Q2 2026.

•
San José de Gracia — the Company announced that its subsidiary, Goldgroup Resources Inc. (“Goldgroup Resources”), filed a Request for Arbitration on February 17, 2023 with the International Centre for Settlement of Investment Disputes (“ICSID”) against the United Mexican States. The treatment and inaction by the Mexican courts have resulted in a judicial expropriation of Goldgroup Resources’ investment in DynaMexico and a denial of justice in breach of Mexico’s obligations under the North American Free Trade Agreement (“NAFTA”). Goldgroup Resources is seeking monetary damages as a result of Mexico’s breaches of NAFTA, as well as declarations from the arbitral tribunal to counter any potentially detrimental consequences stemming from the continued existence of the $48 million judgment issued by the Mexican courts in favour of DynaMexico.

Going concern
The Company has experienced recurring operating losses and has an accumulated deficit of $227.0 million at December 31, 2025. In addition, as at December 31, 2025, the Company has working capital deficiency of $40.3 million. Working capital is defined as current assets less current liabilities and provides a measure of the Company’s ability to settle liabilities that are due within one year with assets that are also expected to be converted into cash within one year. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to conduct its planned work program on its mineral properties, meet its on-going levels of corporate overhead and commitments, keep its properties in good standing and discharge its liabilities as they come due. These matters result in material uncertainties which may cast significant doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern basis was not appropriate for the financial statements, then adjustments would be necessary in the carrying value of assets and liabilities, the reported revenues and expenses, and the classifications used in the statement of financial position.

FINANCIAL AND OPERATIONAL HIGHLIGHTS
Operating Statistics	Twelve months ended December 31, 2025	Twelve months ended December 31, 2024
Ore mined (tonnes)	921,148	550,835
Run of mine (tonnes)	342,768	116,108
Waste mined (tonnes)	4,867,166	2,760,564
Total mined (tonnes)	5,937,353	3,427,507
Waste-to-ore-ratio	4.55	4.14
Ore to pad (tonnes)	902,158	794,807
ROM to pad (Tonnes)	342,768	116,108
Recovery	44%	44%
Grade of ore mined (g/t Au)	0.61	0.87
Grade of ROM mined (g/t Au)	0.51	1.00
Grade of ore placed on pad (g/t Au)	0.55	0.64
Grade of ROM placed on pad (g/t Au)	0.55	1.00
Gold ounces – produced	8,081	8,803
Gold ounces – sold	6,563	8,656
Average realized gold price per ounce sold	$3,465	$2,328
Year ended December 31, 2025 compared to year ended December 31, 2024
Total ore mined has increased from the comparative period as the Company has hired a new contractor to take over mining operations who have been mining at over 100% of budget and the prior year had a pause of mining operations to allow the Company to produce from stockpile to conserve cash. Total gold produced has decreased from the comparative period due to lower grade of ore placed on the leach pads, low availability of the single crushing circuit and loading equipment and the use of ROM production in the current period which offset the increase in ore placed on the pad. The decrease in grade placed on the pad is the result of the Company producing from the Esperanza Extension in the current period which has a lower expected grade. The waste-to-ore ratio is higher than the comparative period due to am increased strip ratio from the early stages of the Esperanza project realized in early 2025. Gold ounces sold has decrease from 2024, as the Company had switched to a new refiner where sales do not occur until the dore is refined and a price settled on which occurs eighteen business days after delivery and delayed sale recognition of 2025 production into 2026.
	Year ended December 31,
(tabled amounts are expressed in thousands of U.S dollars)	2025	2024	2023
Metal sales	$22,981	$20,369	$9,793
Cost of sales	(16,997)	(17,433)	(7,813)
Depreciation and depletion	(726)	(963)	(540)
Gross profit	5,258	1,973	1,440
General and administration(a)	(4,893)	(3,156)	(3,419)
Finance cost, net	(125)	(159)	(273)
Foreign exchange (loss) gain	(531)	66	(183)
Warrant liability – unrealized gain	(37,060)	(1,081)	98
Impairment of exploration and evaluation property	(31,148)	—	(4,955)
Gain on disposition of settlement of debt	—	—	6
Reversal of decommissioning obligations	—	—	313

	Year ended December 31,
(tabled amounts are expressed in thousands of U.S dollars)	2025	2024	2023
Gain on settlement of accounts payable	—	—	62
Exploration	(143)	—	—
Other income	262	16	272
Loss before income taxes	(68,380)	(2,341)	(6,639)
Provision for income taxes:
Current	—	(134)	(107)
Future	—	—	—
Net Income (loss)	(68,380)	(2,475)	(6,746)
Basic & diluted loss per share	(0.30)	(0.03)	(0.15)

(a)
General and administration expense include amortization expense, non-cash stock based compensation expense, salary and consulting expense and professional fees.

	Year ended December 31,
(tabled amounts are expressed in thousands of U.S dollars)	2025	2024	2023
Cash and cash equivalents	$9,611	$366	$292
Total assets	71,664	6,215	9,419
Non-current financial liabilities	4,061	15	137
Cash dividends declared	$0.00	$0.00	$0.00
Profit from mining operations was $5.3 million in the current period compared to a profit of $2.0 million in 2024 and $1.4 million in 2023. The increased profit in the current year was the result of the increase in realized gold price which was 49.9% higher than in 2024. The revenue increase was offset by an increase in costs due to the use of new contractors who have a higher price per tonne and increased waste realized in the current period along with the company switching to a new refinery which delayed the sale of gold and related profit.
General and administration expenses were higher in the current period when compared to prior year’s comparative periods due to the Company starting a marketing program in the current period to increase investor awareness and incurring legal fees related to the Pinos Project disposition and Gold Resource Corporation acquisition announced in January 2026. Salary and consulting and professional fees were higher in the current period when compared to the comparative periods due to increased consultants being used in the current period due to the increased corporate activity as the Company assess potential strategic acquisitions.
In the current period, the Company recorded a $31.1 million impairment on its recently purchased Pinos Project as the Company entered into a Share Purchase Agreement where it has agreed to sell all the Apolo Shares to a private arm’s length British Columbia company (the “Purchaser”) in consideration of the payment of $5.0 million and the assumption of $400,000 remaining payable on the original purchase agreement in addition to debt in the amount of $1.5 million payable to the previous owners of Pinos Project that will be triggered by the sale. The impairment is a one-time non-cash charge and the result of the appreciation of the Company’s shares from the time the acquisition agreement was entered into on August 13, 2024 and the closing of the acquisition on June 30, 2025, which artificially increased the carrying value of the Pinos Project. Finance cost has decreased over the comparative periods due to the remaining debt being fully paid off at the end of the prior year and the current year amount only relating to accretion on the ARO and lease obligation. In the current period the Company recorded a loss on warrant liability of $37.1 million as a result of issuing warrants on two financings during the period and the subsequent fluctuations in market conditions. Foreign exchange fluctuated dependent on fluctuations on exchange rates.

Income tax expense and recovery fluctuated due to the level of mining activity. Non-cash deferred income tax expense for accounting purpose depends on the difference between carrying value for accounting purpose and tax basis.
Cash and cash equivalents is higher in the current period due to the private placements which closed in the current period. Total assets were higher than prior year due to the recently closed Pinos Project acquisition and higher cash balance from the financings closed in the current period. Non-current financial liabilities decreased as payments on the lease assets are being made.
QUARTERLY RESULTS
(tabled amounts are expressed in thousands of U.S. dollars)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Revenue	9,330	3,707	5,364	4,580	3,931	3,663	7,012	5,763
Income (loss) income from mine operations	4,436	(2,540)	1,705	1,657	(102)	(31)	1,424	682
Net income (loss)	(21,272)	(4,769)	(35,130)	(7,209)	(1,765)	(1,141)	703	(272)
Basic and diluted earnings (loss) per share	(0.04)	(0.02)	(0.17)	(0.07)	(0.02)	(0.01)	0.01	(0.00)
Diluted earnings (loss) per share	(0.04)	(0.02)	(0.17)	(0.07)	(0.02)	(0.01)	0.01	(0.00)
Cash and cash equivalents	9,611	13,446	15,122	7,827	366	733	686	355
Total assets	71,664	47,722	36,105	16,065	6,215	7,520	8,421	9,179
Non-current financial liabilities	4,061	31	33	35	15	578	23	118
Cash dividend declared	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total ounces produced	2,979	1,684	1,446	1,972	1,540	1,476	2,743	3,044
Total ounces sold	2,277	1,096	1,588	1,603	1,392	1,479	3,004	2,781
Three months ended December 31, 2025 statement of losses compared with previous quarters in 2024
Revenue has fluctuated over the years as the Company has been mining from different zones with different grades in addition to pausing mining operations in 2024 and producing only from stockpile. Revenue in the current period was significantly higher than all comparative periods as a result of a relatively high total ounces sold (lower than Q2 2024 and Q1 2024 only) and historically high realized selling price of gold. Income from operations was $4.4 million in the current period which was higher than all comparative periods as a result of historically high realized selling price of gold which was offset slightly by higher total cash costs realized in the period.
Net loss was $21.2 million in the current quarter and has fluctuated over the years. The net loss in the current period was higher than all comparative periods except Q2 2025 which recorded a $27.6 million impairment on its recently purchased Pinos Project. The loss in the current period was the result of the Company recording an additional impairment on the sale of the Pinos Project, recording a loss of $20.1 million on the warrant liability derivative loss, in addition to increased corporate activity as the Company assess potential strategic acquisitions.
Total gold produced and cash costs has fluctuated over the quarters due to grade mined in the different areas of the pit and the Company processing both high-grade and run-of-mine material. Total gold produced in Q4 2025 was higher than all comparative quarters except Q1 2024 as a result of the utilization of the second crushing circuit installed during the year in addition to the new mining contractor who’s performance has exceeded budget.

Total assets and non-current liabilities as at December 31, 2025 compared with previous quarters in 2024 and 2023
Total assets is substantially higher than all comparative quarters as a result of changes in inventory balances, the recent financings closed, the acquisition of the Pinos Project in Q2 2025 (held as available for sale as at December 31, 2025) and the major acquisition of Molimentales which closed in December 2025.
Non-current financial liabilities are $4.1 million and fluctuate over periods due to classification of loans from long-term to current and payment of lease liabilities. The current period increase is the result of recording a royalty payable related to Molimentales.
CERRO PRIETO PROJECT, MEXICO
Overview
The Cerro Prieto project, located in the Cucurpe Mining District, Sonora, Mexico, is comprised of the San Felix (205 ha), San Francisco (10 ha), Elba (5.82 ha), Huerta de Oro (20 ha), Reyna de Plata (9.79 ha), Cerro Prieto “North” (2,508 ha) and Argonauta 6 (4,120 ha) mineral concessions. Cerro Prieto is 52 road kilometers from the regional center of Magdalena de Kino (population 40,000) and 150 kilometers northeast of the city of Hermosillo.
Gold is produced in doré in Mexico and has been shipped to a refiner in Mexico for final refining prior to sale. Cerro Prieto is subject to a 2% NSR royalty payable upon production.
On November 6, 2025, the Company filed an updated NI 43-101 technical report on the Cerro Prieto gold project located in Sonora State, Mexico. The report is entitled “Cerro Prieto Project, Heap Leach Project, Magdalena de Kino, State of Sonora, Mexico” with an effective date of April 4, 2025 (referred to herein as the “Report”). The Report, prepared by Rodrigo R Carneiro MSc, QP, SME Registered Member, José Antonio Olmedo MSc, P. Eng. Geo, QP, SME Registered Member and Cristian Garcia, P. Eng., QP, Registered at Engineers and Geoscientists of British Columbia and independent of the Company. The Report is available for viewing on Sedar+.
The Report provides independent assessment of the Mineral Resources Estimates of the Esperanzas Deposit within the Cerro Prieto Mine, which includes the La Esperanza and Nueva Esperanza contiguous zones.
The Report highlights the potential of the Esperanzas Deposit area and other nearby targets. The Company commenced exploitation of Esperanzas and exploration of other areas and has, as well, begun preparations for potential leach pad reprocessing, an important optimization initiative that may further increase gold production at the mine.
The following table presents the resource NI 43-101 assessment of Measured and Indicated resources at the Esperanzas Deposit at a cut-off grade of 0.20 g/t gold. The Inferred resource estimate at the Esperanzas Deposit is below.
Measured and Indicated as of April 04, 2025
Cut-Off Grade Au (g/t)	Class	Volume (m3)	Density (g/cm3)	Mass (t)	Average Au Value (g/t)	Material Content Au (Oz)
≥ 0.200	Measured	1,212,375	2.33	2,826,313	0.370	33,954
	Indicated	133,750	2.26	302,530	0.330	3,255
	Measured+Indicated	1,346,125	2.32	3,128,843	0.370	37,209
Inferred as of April 04, 2025
Cut-off Au Grade (g/t)	Volume (m3)	Density (g/cm3)	Mass (t)	Average Au Value (g/t)	Material Au Content (Oz)
≥ 0.200	60,750	2.17	131,536	0.360	1,504

Please review the Report in its entirety for assumptions and detailed information pertaining to the mineral resource estimates and other important information.
The company is currently running an exploration program at Cerro Prieto, which involves diamond drilling along the main mineralized structures as well as definition drilling in specific areas of interest. In addition, geophysical surveys using induced polarization methods are being finalized outlining promising targets in previously unexplored areas south of the leach pads, following the trend of the project’s major mineralizing structure.
SAN FRANCISCO PROJECT
On December 23, 2025, the Company acquired all of the issued and outstanding Series “A” shares in the fixed capital and all the issued and outstanding Series “B” shares in the variable capital (collectively the “Molimentales Shares”) of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”) through a Concurso Mercantil process (restructuring proceeding equivalent to Chapter 11 in the United States). The Company has received approval from the Second District Court for Commercial Bankruptcy Matters (the “Mexican Court”) to the plan of arrangement (the “Plan of Arrangement”) the Company filed with the Mexican Court under the Concurso Mercantil process.
As part of the acquisition, the Company acquired 60.24% of the debts owed to certain major creditors (the “Major Creditors”) as recognized by the Mexican Court for $8,971,000 of which of $1,417,000 remains to be paid. Under the terms of the Plan of Arrangement, the Company has agreed to pay $2,566,000 in three equal installments in December 2026, 2027 and 2028 to the remaining creditors holding 39.76% of the recognized debt in addition to all outstanding mining concession fees (including penalties and interest), taxes, fees owed to the National Water Commission, supplier debts and certain expenses related to the Concurso proceedings currently estimated at approximately $8,026. Some of the payments described above are facilitated through the Company acquiring the Molimentales Shares by paying the owners of the Molimentales Shares MXN$100,000 and capitalizing Molimentales with MXN$99,900,000 for a total of MXN$100,000,000. The Company determined that the acquisition met the definition of an asset acquisition.
Purchase Consideration	Denominated in ‘000 USD
Debt purchased	$8,971
Credit for debt owned by the Company	(3,274)
Molimentales Shares purchased	6
Transaction costs	1,750
Total consideration	$7,453

Purchase Price Allocation	Denominated in ‘000 USD
Cash	$12
IVA receivable	489
Inventory	1,890
Plant and mining equipment (Note 8)	16,385
Mineral property (Note 10)	13,766
Accounts payable	(14,600)
Royalty payable* (Note 10)	(4,284)
Asset retirement obligation (Note 15)	(6,205)
Total consideration	$7,453
The San Francisco property is situated in the north central portion of the state of Sonora, Mexico, approximately 150 kilometres (km) north of the state capital, Hermosillo. The San Francisco Project is comprised of two previously mined open pits (San Francisco and La Chicharra), together with heap leach processing facilities and associated infrastructure located close to the San Francisco pit. At this time the San Francisco Project, the leach pads are no longer producing, no mining is being conducted, and the Project is on care and maintenance.
The Company’s San Francisco mining Project has the following obligations owed to SA Targeted Investing Corp., a subsidiary of Royal Gold Inc. (“Royal Gold”):
(i)
Gold Delivery:   Commencing 5 (five) business days after restart of operations, and every month thereafter, deliver 75 gold ounces per month for 20 months;

(ii)
Net Smelter Royalty:   the Company will pay to Royal Gold a 1% NSR on each of the following mining concessions: San Francisco, Patricia, Norma, La Pima, Dulce, and San Judas. The NSR will commence once the Gold Delivery obligation is complete.

NAFTA CLAIM
Overview
On September 1, 2006, the Company entered into an Earn in/Option Agreement (“the Agreement”) with DynaResource de Mexico S.A. de C.V. (“DynaMexico”) and its parent company, DynaResource, Inc. (“DynaUSA”). Under the Agreement, the Company had the right to earn up to a 50% equity interest in DynaMexico by funding up to $18 million in exploration and development expenditures on the San Jose de Gracia property (“SJG”). On March 14, 2011, the Company completed its Earn in/Option Agreement with DynaMexico for its 50% equity interest by reaching the expenditure funding requirement of $18 million. Subsequent to this date there have been legal claims filed in Mexico and the United States which resulted in the foreclosure of the Company’s share ownership.
On October 13, 2015, the Company was made aware of a news release disseminated by DynaMexico which claimed DynaMexico was awarded a $48 million judgement against the Company’s subsidiary Goldgroup Resources Inc. The Company’s position in response to the $48 million claim is that the Company was never notified of the purported court case, and does not recognize any of the claims mentioned therein and is of the belief that such claims are entirely without merit. The Company pursued the case to the Mexican Supreme Court level to get the judgment overturned.
On December 6, 2019, the 11th Federal Circuit Collegiate Court in México denied Goldgroup’s amparo regarding the $48 million claim and on February 20, 2020 a Mexico City court issued a judgment in favour of DynaMexico.
On December 4, 2020, DynaMexico filed another claim seeking recognition of the judgment under the Texas Uniform Foreign-County Money Judgment Recognition Act. The Company filed a Special Appearance, Motion to Dismiss for Improper Venue, and Motion for Non-Recognition in response. A hearing was held on the Special Appearance and Motion to Dismiss for Improper Venue on February 8, 2021 and on May 12, 2021, the 134th Judicial District Court, as a District Court of the State of Texas, ruled it is not required to recognize DynaMexico’s foreign judgment from the country of Mexico. DynaUSA has appealed this decision and the appeal has been fully briefed and oral arguments were held on April 20, 2022. On May 2, 2023, the court of appeals dismissed DynaUSA’s appeal.
On March 6, 2023, the Company announced that its subsidiary, Goldgroup Resources Inc. (“Goldgroup Resources”), filed a Request for Arbitration on February 17, 2023 with the International Centre for Settlement of Investment Disputes (“ICSID”) against the United Mexican States. The treatment and inaction by the Mexican courts have resulted in a judicial expropriation of Goldgroup Resources’ investment in DynaMexico and a denial of justice in breach of Mexico’s obligations under the North American Free Trade Agreement (“NAFTA”). On February 7, 2024, Goldgroup Resources filed its Memorial on the Merits related to the NAFTA claim and received Mexico’s Counter Memorial on the Merits and Memorial on Jurisdiction on June 19, 2024. On December 12, 2024, the Company Goldgroup Resources filed its Reply on the Merits and Counter Memorial on Jurisdiction and received Mexico’s Rejoinder on the Merits and Reply on Jurisdiction on April 28, 2025. On June 11, 2025, Goldgroup Resources filed its Rejoinder on Jurisdiction. On August 15, 2025, Goldgroup Resources and Mexico filed their respective Comments on the Non-Disputing Party Submissions filed by Canada and the United States of America pursuant to NAFTA Article 1128. On September 23, 2025, Goldgroup Resources’ damages experts filed a Supplemental Report on Quantum, and Goldgroup Resources received the Supplemental Report on Quantum of Mexico’s damages experts on November 18, 2025. Goldgroup Resources is seeking monetary damages as a result of Mexico’s breaches of NAFTA, as well as declarations from the arbitral tribunal to counter any potentially detrimental consequences stemming from the continued existence of the $48 million judgment issued by the Mexican courts in favour of DynaMexico.
PINOS DISPOSITON
On August 13, 2024, the Company entered into an agreement (the “Agreement”) to acquire all of the interests owned by a group of creditors (the “Creditor Group”) who own a loan facility pursuant to which various advances were made to Apolo (the “Loan Facility”). The outstanding amount under the Loan Facility is currently approximately USD $2.7 million and the facility is secured against the assets and shares of Apolo located in San Luis Potosi, Mexico. In consideration for the acquisition of the Loan Facility from the Creditor Group, the Company proposes to issue 50 million common shares pro rata to the members of the Creditor Group, pay cash consideration of $0.5 million within 18 months of the closing date of the Agreement, and pay $1.5 million in contingent consideration which is only due upon the completion of certain criteria, including a positive pre-feasibility study at the Pinos Project, the advancement of the project into commercial production, publishing an updated 43-101 with greater than 200,000 ounces of contained gold equivalent ounces for the Pinos Project, or the Company’s owned interest in the Pinos Project falling to less than 51%.
On January 16, 2025, the Company obtained TSX-V approval for the acquisition of the Loan Facility and began the process of enforcing its rights under its security provisions.
On March 7, 2025, the Company had entered into an Agreement to Suspend Enforcement Proceedings (the “Non-Enforcement Agreement”) dated March 6, 2025, with Candelaria Mining Corporation (“CMC”), who is the 100% owner of Apolo, with respect to the Loan Facility.
Pursuant to the terms of the Non-Enforcement Agreement, CMC will deliver all of the issued and outstanding shares of Apolo to the Company provided that certain conditions set out in the Non-Enforcement Agreement are satisfied, including receipt of all required approvals from the TSX Venture Exchange (“TSXV”). As part of the agreement, the Company has agreed to:
•
Settle the approximately USD $2,702,873 owed on the Loan Facility;

•
Make a cash payment of USD $89,000 within five (5) days of receipt of all necessary approvals from the TSXV required by the Company and CMC to complete the transactions;

•
Make a cash payment of USD $89,000 on the later of (i) the delivery of the Apolo Shares to the Company, or (ii) six months after receipt of the TSXV Approvals, provided that the Apolo Shares have been delivered to the Company by such date; and

•
Issue 716,667 common shares of the Company.

On June 30, 2025, the Company obtained 100% ownership of the outstanding shares of Apolo.
Apolo which is the 100% owner of the fully permitted gold project located 140 kilometers east of the capital Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”).
Purchase Consideration	Denominated in ‘000 USD
50,000,000 common shares to be issued for debt purchase (CAD $0.97)	$35,454
716,667 Shares to be issues to Candelaria (CAD $0.97)	$508
Cash to Candelaria	$178
Acquisition payable	$500
Acquisition costs	$8
Total consideration	$36,648
Purchase Price Allocation	Denominated in ‘000 USD
Cash	$24
IVA receivable	$1,171
Prepaids	$108
Pinos project	$35,573
Accounts payable	$(228)
Total consideration	$36,648
The Company determined that with the acquisition of the San Francisco mine and the pending transaction with Gold Resources Corporation, management determined that the Pinos Project was non-core and on December 31, 2025, the Company entered into a Share Purchase Agreement where it has agreed to sell all the Apolo Shares to a private arm’s length British Columbia company (the “Purchaser”) in consideration of the payment of $5,000,000 in stages, with $2,450,000 ($2,445,000 received as at December 31, 2025) deposit payable on signing and $2,000,000 to be secured by a promissory note and paid on or before the date that is six (6) months from the closing date. Further, the Purchaser has agreed to assume any and all liabilities of the Company associated with it’s original acquisition, including the assumption of $400,000 remaining payable on the original purchase agreement in addition to debt in the amount of $1,500,000 payable to the previous owners of the Pinos Project that will be triggered by the sale of Apolo. The Company concluded that the sale meet the definition of an asset held for sale. Subsequent to December 31, 2025, the Company closed the sale of the Pinos Project. The impairment is a one-time non-cash charge and the result of the appreciation of the Company’s shares from the time the acquisition agreement was entered into and the closing of the acquisition on June 30, 2025, which artificially increased the carrying value of the Pinos Project.
As at December 31, 2025, the impairment of the proposed sale is calculated as follows:
Impairment	Denominated in ‘000 USD
Cash consideration	$5,000
Assumption of payables	400
Assets of Pinos Project	(997)
Liabilities of Pinos Project	22
Carrying value of the Pinos Project	(35,573)
Impairment	$31,148

As at December 31, 2025, assets available for sale included:
December 31, 2025 Denominated in ‘000 USD
Cash	$35
Receivables	842
Prepaids	121
Carrying value of the Pinos Project	4,425
$5,423
As at December 31, 2025, liabilities available for sale included:
December 31, 2025 Denominated in ‘000 USD
Accounts payable	$422
$422
LIQUIDITY AND CAPITAL RESOURCES
A summary of the Company’s cash position and changes in cash and cash equivalents for:
	Year ended December 31,
(tabled amounts are expressed in thousands of U.S. dollars)	2025	2024	2023
Cash (used) generated by operating activities – net	(12,912)	(233)	(1,928)
Cash (used) generated in investing activities	(10,901)	(213)	1,779
Cash (used) generated by financing activities	33,058	520	(18)
Increase in cash and cash equivalents	9,245	74	(167)
Cash and cash equivalents, beginning of year	366	292	459
Cash and cash equivalents, end of year	9,611	366	292
Cash outflow from operating activities were higher in the current year due to cash flow from mining operations and the change working capital items (e.g. decrease in accounts receivables), net of corporate expenses.
Cash outflows from investing activities were $10.9 million in the current period as the Company purchased property, plant and equipment in the current period related to the second crushing circuit expansion, incurred $1.49 million in exploration costs, incurred $8.3 million in consideration in the Molimentales acquisition netted by $2.4 million received on the deposit on sale of the Pinos Project.
Cash inflows from financing activities were higher than the comparative period in 2024 as the Company closed five private placements in the current year in addition to received proceeds from warrant and option exercises.
ANALYSIS OF FINANCINGS
During the year ended December 31, 2025, the Company completed the following financings:
•
On January 21, 2025, the Company closed a private placement and issued 35,000,000 units at CAD $0.10 per unit for gross proceeds of $2,366,000 (CAD $3,500,000). The Company intends to use the net proceeds raised from the Private Placement to fund advancement of the Company’s Cerro Prieto project, for general working capital purposes and debt reduction.

•
On March 17, 2025, the Company closed a private placement and issued 23,333,334 units at CAD $0.30 per Unit for gross proceeds of approximately $4,893,000 (CAD $7,000,000). The

Company intends to use the net proceeds raised from the Private Placement for Cerro Prieto mine improvements, debt reduction and general working capital.
•
On March 28, 2025, the Company closed a second tranche closing of its non-brokered private placement. For the second tranche, the Company issued an additional 2,583,330 units at CAD $0.30 per Unit for gross proceeds of approximately $604,000 (CAD $775,000). The Company intends to use the net proceeds raised from the Private Placement for Cerro Prieto mine improvements, debt reduction and general working capital.

•
On May 7, 2025, the Company closed a private placement and issued a total of 27,272,727 units at CAD $0.55 per unit for gross proceeds of $11,117,000 (CAD $15,000,000). The Company intends to use the net proceeds raised from the Private Placement for near mine exploration at the Cerro Prieto Project, mine capital equipment and production improvements, debt reduction, ongoing assessment of acquisition opportunities and general corporate working capital purposes.

•
On August 5, 2025, the Company closed a private placement financing and issued 15,000,0000 units at a price of CAD $0.80 per unit for aggregate gross proceeds of $8,709,000 (CAD $12,000,000). The net proceeds from this Private Placement will be primarily dedicated to the diligent assessment and strategic pursuit of acquisition opportunities (including but not limited to the Company’s pursuit of acquiring Molimentales though the Concurso Mercantil process). With a focus on enhancing shareholder value, the Company aims to leverage these funds to acquire promising mining assets, potentially including operating mines or strategic stakes in other mining companies.

•
On September 12, 2025, the Company closed a private placement financing and issued 4,848,485 units at a price of CAD $0.825 per unit for aggregate gross proceeds of $2,886,000 (CAD $4,000,000). The net proceeds from this Private Placement will be primarily dedicated to the diligent assessment and strategic pursuit of acquisition opportunities (including but not limited to the Company’s pursuit of acquiring Molimentales though the Concurso Mercantil process). With a focus on enhancing shareholder value, the Company aims to leverage these funds to acquire promising mining assets, potentially including operating mines or strategic stakes in other mining companies.

The following table sets out prior disclosure by the Company of its intended use of proceeds, other than working capital related costs, from the foregoing financings, the Company’s actual achievements and an explanation of any variation.
Disclosed Use of Proceeds (other than working capital)	Company Achievements	Reasons for Variation
January 21, 2025
The Company intends to use the net proceeds raised from the Private Placement to fund advancement of the Company’s Cerro Prieto project, for general working capital purposes and debt reduction.	The Company has made capital expenditures to further improve mining operations at Cerro Prieto and has reduced overall debt of the Company.	N/A

Disclosed Use of Proceeds (other than working capital)	Company Achievements	Reasons for Variation
March 17, 2025
The Company intends to use the net proceeds raised from the Private Placement for Cerro Prieto mine improvements, Pinos Project preliminary economic assessment update, debt reduction and general working capital.	The Company has made capital expenditures to further improve mining operations at Cerro Prieto and has reduced overall debt of the Company. No expenditures have been made on the Pinos Project.	No expenditures were made on the Pinos Project as post acquisition based on the analysis of strategic alternatives, the Company determined the best path forward was to divest the Pinos Project and entered into a sales agreement on December 31, 2025 which closed subsequent to year end.
March 28, 2025
The Company intends to use the net proceeds raised from the Private Placement for Cerro Prieto mine improvements, Pinos Project preliminary economic assessment update, debt reduction and general working capital.	The Company has made capital expenditures to further improve mining operations at Cerro Prieto and has reduced overall debt of the Company. No expenditures have been made on the Pinos Project.	No expenditures were made on the Pinos Project as post acquisition based on the analysis of strategic alternatives, the Company determined the best path forward was to divest the Pinos Project and entered into a sales agreement on December 31, 2025 which closed subsequent to year end.
May 7, 2025
The Company intends to use the net proceeds raised from the Private Placement for near mine exploration at the Cerro Prieto Project, mine capital equipment and production improvements, Pinos Project PEA update, debt reduction, ongoing assessment of acquisition opportunities and general corporate working capital purposes.	The Company has made capital expenditures to further improve mining operations at Cerro Prieto, has reduced overall debt of the Company and has started exploration activities at Cerro Prieto. No expenditures have been made on the Pinos Project.	No expenditures were made on the Pinos Project as post acquisition based on the analysis of strategic alternatives, the Company determined the best path forward was to divest the Pinos Project and entered into a sales agreement on December 31, 2025 which closed subsequent to year end.
August 5, 2025
The net proceeds from this Private Placement will be primarily dedicated to the diligent assessment and strategic pursuit of acquisition opportunities. With a focus on enhancing shareholder value, the Company aims to leverage these funds to acquire promising mining assets, potentially including operating mines or strategic stakes in other mining companies.	The Company cautions that it has been searching for and conducting due diligence on mineral projects that Management believes would enhance the Company’s portfolio of existing projects for some time and investors should be aware that the process for completing a transaction in most circumstances can take many months. Even if a suitable target is identified and due diligence satisfactorily	N/A

Disclosed Use of Proceeds (other than working capital)	Company Achievements	Reasons for Variation
completed, there are numerous hurdles, including entering into definitive agreements and obtaining shareholder and TSX Venture Exchange approval, that must be achieved to complete an acquisition transaction, such that there is no assurance that the Company will be able to make a major acquisition in the short term.
September 12, 2025
The net proceeds from this Private Placement will be primarily dedicated to the diligent assessment and strategic pursuit of acquisition opportunities. With a focus on enhancing shareholder value, the Company aims to leverage these funds to acquire promising mining assets, potentially including operating mines or strategic stakes in other mining companies.
The Company acquired debts owed to certain recognized creditors of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”) such that it was able to acquire all of the issued and outstanding Series “A” shares in the fixed capital and all the issued and outstanding Series “B” shares in the variable capital (collectively the “Molimentales Shares”) of Molimentales through the Concurso Mercantil (bankruptcy) process.
The Company cautions that it has been searching for and conducting due diligence on mineral projects that Management believes would enhance the Company’s portfolio of existing projects for some time and investors should be aware that the process for completing a transaction in most circumstances can take many months. Even if a suitable target is identified and due diligence satisfactorily completed, there are numerous hurdles, including entering into definitive agreements and obtaining shareholder and TSX Venture Exchange approval, that must be achieved to complete an acquisition transaction, such that there is no assurance that the Company will be able to make a major acquisition in the short term.
N/A

SHAREHOLDER’S EQUITY
The Company’s authorized capital stock consists of an unlimited number of common shares without par value. As at December 31, 2025, had 292,510,620 common shares, 6,287,500 stock options and 60,554,086 warrants outstanding. As at the date of this report, the Company had 296,449,908 common shares, 4,762,500 stock options and 58,139,798 warrants outstanding.
On January 21, 2025, the Company closed a private placement and issued 35,000,000 units at a price of CAD$0.10 per unit, for aggregate gross proceeds of approximately $2,366,000 (CAD $3,500,000). Each unit consisted of one common share of the Company and one-half common share purchase warrant, with each full warrant exercisable to purchase one share at a price of CAD $0.15 per share until January 21, 2027. As part of the private placement, the Company paid cash finder’s fees of $142,000 and issued 2,025,600 finder’s warrants that have the same terms and conditions as the financing warrant.
On March 17, 2025, the Company closed a private placement and issued 23,333,334 units at a price of CAD$0.30 per unit, for aggregate gross proceeds of approximately $4,893,000 (CAD $7,000,000). Each unit consisted of one common share of the Company and one-half common share purchase warrant, with each full warrant exercisable to purchase one share at a price of CAD $0.45 per share until March 17, 2027. As part of the private placement, the Company issued 900,000 finder’s units. Each finder’s unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 17, 2027.
On March 28, 2025, the Company closed a private placement and issued 2,583,330 units at a price of CAD$0.30 per unit, for aggregate gross proceeds of approximately $604,000 (CAD $774,999). Each unit consisted of one common share of the Company and one-half common share purchase warrant, with each full warrant exercisable to purchase one share at a price of CAD $0.45 per share until March 28, 2027.
On May 7, 2025, the Company closed a private placement and issued a total of 27,272,727 units at CAD $0.55 per unit for gross proceeds of $11,117,000 (CAD $15,000,000). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.75 until November 7, 2026. The Company paid cash finder’s fees of $4,514 and issued 631,794 finder’s units to a finder in connection with the financing. The finder’s units have the same terms and conditions as the warrant in the financing.
On August 5, 2025, the Company closed a private placement financing and issued 15,000,0000 units at a price of CAD $0.80 per unit for aggregate gross proceeds of $8,709,000 (CAD $12,000,000). Each unit comprises one common share and one common share purchase warrant. Each warrant is exercisable into one common share at a price of CAD $1.10 per share until August 5, 2027. The Company issued 1,086,187 finder’s units to finders in connection with the private placement. Each finder’s unit consists of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $1.10 until August 5, 2027.
On September 12, 2025, the Company closed a private placement financing and issued 4,848,485 units at a price of CAD $0.825 per unit for aggregate gross proceeds of $2,886,000 (CAD $4,000,000). Each unit comprises one common share and one common share purchase warrant. Each warrant is exercisable into one common share at a price of CAD $1.05 per share until September 12, 2027. The Company issued 78,013 finder’s units and 201,718 finders warrants to finders in connection with the private placement. Each finder’s unit consists of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $1.05 until September 12, 2027.
During the period ended December 31, 2025, the Company issued 27,972,609 common shares as a result of warrant exercises for gross proceeds of approximately $3,154,000 (CAD $4,447,000).
During the period ended December 31, 2025, the Company issued 1,662,500 common shares as a result of option exercises for gross proceeds of approximately $48,000 (CAD $67,000).
Subsequent to the period ended December 31, 2025, the Company issued 2,414,288 common shares as a result of warrant exercises for gross proceeds of approximately $948,000 (CAD $1,191,000) and issued 1,525,000 common shares as a result of option exercises for gross proceeds of approximately $44,000 (CAD $61,000).

Table below provides a summary of the warrants outstanding as at the date of this report:
Expiry date	Number of warrants	Exercise price (C$)
January 21, 2027	11,784,365	0.15
March 17, 2027	12,116,667	0.45
March 27, 2027	1,205,167	0.45
November 7, 2026	12,462,677	0.75
August 5, 2027	15,811,187	1.10
September 27, 2027	4,759,735	1.05
	58,139,798
The table below provides a summary of the stock options outstanding as at the date of this report:
Expiry date	Number of stock options	Number of stock options (vested)	Exercise price (CDN$)
October 31, 2028	4,762,500	4,762,500	0.04
Balance, as at the date of this report	4,762,500	4,762,500
REGULATORY DISCLOSURES
Off balance sheet arrangements
The Company does not have any off-balance sheet arrangements.
Proposed Transactions
The Company does not have any proposed transactions as at December 31, 2025 other than as disclosed elsewhere in this document.

Financial instruments
Fair values of financial instruments
The fair values of financial instruments are summarized as follows:
Fair value measurements
The accounting classification and of each category of financial instruments, and the level within the fair value hierarchy in which they have been classified are set out below:
Denominated in ‘000 USD	Fair Value Hierarchy Level	December 31, 2025	December 31, 2024
Financial assets
Amortized cost
Cash(1)	N/A	$9,611	$366
Receivables(1)	N/A	451	213
Assets held for sale	N/A	35	—
Financial liabilities
Other financial liabilities
Accounts payable & accrued liabilities(1)	N/A	25,202	25,202
Liabilities held for sale	N/A	422	—
Royalty payable	Level 2	4,284	—
Loan payable(3)	N/A	—	—
Lease liability	N/A	38	26
Warrant liability(2)	Level 3	45,992	1,446

(1)
The carrying value of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximates fair value due to the short-term nature of these items.

(2)
The Company applies a standard Black-Scholes model to value the warrant liability.

(3)
Loans payable is presented on an amortized cost basis and will be accreted to its face amount over the term to maturity of the loan at an effective interest rate.

Credit Risk
Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. The majority of the Company’s cash are held through large Canadian financial institutions. Receivables are primarily due from government agencies.
Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure as described in the capital management section below. The accounts payable and accrued liabilities, lease liability, loan payable and income taxes payable are due within the current operating period. The Company is exposed to liquidity risk.
Market Risk
The Company’s financial instruments include investments which are publicly traded and therefore subject to the risks related to the fluctuation in market prices of publicly traded securities. Some of these investments have been acquired as a result of property transactions and, to a large extent, represent strategic investments in related mining companies and their properties. The Company closely monitors market values to determine the most appropriate course of action.
Price Risk
Price risk is the risk that the trading price of the Company’s shares will fluctuate and result in an increase or decrease in value of the warrant liability.
Commodity Price Risk
The Company is exposed to commodity price risk given that its revenues are derived from the sale of metals, the price of which have been historically volatile.
Interest Rate Risk
Interest rate risk is the risk that the fair value of future cash flows from a financial instrument will fluctuate because of changes to market interest rates. The Company is exposed from time to time to interest rate risk as a result of holding fixed income cash equivalents and investments, of varying maturities and loans payable. A 1% change in market interest rates would result in no significant change in value of cash and cash equivalents or fixed income securities. The risk that the Company will realize a loss as a result of a decline in the fair value of these assets is limited as they are generally held to maturity.
Foreign Exchange Risk
The Company operates in Canada and Mexico and is exposed to foreign exchange risk arising from transactions denominated in foreign currencies.
The operating results and the financial position of the Company are reported in United States dollars. Fluctuations of the operating currencies in relation to the United States dollar will have an impact upon the reported results of the Company and may also affect the value of the Company’s assets and liabilities.
The Company’s financial assets and liabilities as at December 31, 2025 are denominated in United States Dollars, Canadian Dollars, and Mexican Pesos, and are set out in the following table:
Denominated in ‘000 USD	Canadian Dollars	US Dollars	Mexican Pesos	Total
Financial assets
Cash	$5,888	$3,680	$43	$9,611
Receivables – other	—	451	—	451
	5,888	4,131	43	10,062
Financial liabilities
Accounts payable and accrued liabilities	(309)	(12,894)	(11,999)	(25,202)
Lease liability	(38)	—	—	(38)
Royalty payable	—	(4,284)	—	(4,284)
Warrant liability	(45,992)	—	—	(45,992)
Liabilities held for sale	—	—	(422)	(422)
Net financial liabilities	$(40,451)	$(13,047)	$(12,378)	$(65,876)

The Company’s financial assets and liabilities as at December 31, 2024 are denominated in United States Dollars, Canadian Dollars, and Mexican Pesos, and are set out in the following table:
Denominated in ‘000 USD	Canadian Dollars	US Dollars	Mexico Pesos	Total
Financial assets
Cash and cash equivalents	$12	$292	$62	$366
Receivables – other	—	213	—	213
	12	505	62	579
Financial liabilities
Accounts payable and accrued liabilities	(524)	(7,401)	(3,063)	(10,988)
Lease liability	(26)	—	—	(26)
Warrant liability	(1,446)	—	—	(1,446)
Net financial (liabilities) assets	$(1,984)	$(6,896)	$(3,001)	$(11,881)
The Company’s reported results will be affected by changes in the US dollar to Canadian dollar and US dollar to Mexican Pesos exchange rate. As of December 31, 2025, a 10% appreciation of the Canadian dollar relative to the US dollar would have decreased net financial assets by approximately $4,045 (December 31, 2024 — $221,000). A 10% depreciation of the US Dollar relative to the Canadian dollar would have had the equal but opposite effect. A 10% appreciation of the Mexican Pesos relative to the US dollar would have decreased net financial asset by approximately $1,196 (December 31, 2024 — $288,000) and a 10% depreciation of the Mexican Pesos would have had an equal but opposite effect. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risk.
The table below summarizes the maturity profile of the Company’s non-derivative financial liabilities:
December 31, 2025 (Denominated in ‘000 USD)	Current — within 1 year	Non-current — 1 to 3 years
Accounts payable and accrued liabilities	$25,202	$—
Lease liability	10	28
Royalty payable	251	4,033
Liabilities held for sale	422	—
	$25,885	$4,061
December 31, 2024 (Denominated in ‘000 USD)	Current — within 1 year	Non-current — 1 to 3 years
Accounts payables and accrued liabilities	$10,988	$—
Lease liabilities	11	15
	$10,999	$15
Related party transactions
The Company’s related parties include its subsidiaries, associates over which it exercises significant influence, and key management personnel. Key management personnel include officers, directors or companies with common directors of the Company. The remuneration of the Company’s directors and other key management personnel during the year ended December 31, 2025 and 2024 are as follows:
(Denominated in ‘000 USD)	2025	2024
Short-term employee benefits included in salary and consulting	$240	$439
Director’s fees included in professional fess	123	95
Share-based compensation	6	65
Consulting fees included in salary and consulting	—	72
	$369	$671

Short-term employee benefits include salaries incurred within the last twelve months of the statement of financial position date and other annual employee benefits. They are included in cost of sales, administrative expenses and exploration and evaluation properties.
At December 31, 2025, accounts payable and accrued liabilities include $76,000 (December 31, 2024 — $403,000) owing to a director and/or officer and/or companies controlled by the directors.
During the year ended December 31, 2025 the Company paid consulting fees totalling $nil (2024 — $72,000) to companies controlled by an ex-director of the Company.
Amounts owing to or from related parties are non-interest bearing, unsecured and due on demand.
Capital management
The capital of the Company consists of items included in shareholder’s equity (deficiency). The Company’s objectives for capital management are to safeguard its ability to support the Company’s normal operating requirement on an ongoing basis, continue the development and exploration of its mineral properties and support any expansionary plans.
The Company manages its capital structure and makes adjustments in light of changes in its economic environment and the risk characteristics of the Company’s assets. To effectively manage the entity’s capital requirements, the Company has in place a planning, budgeting and forecasting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. As at December 31, 2025, the Company expects its capital resources will require additional support for its normal operating requirements, planned development and exploration of its mineral properties for the next twelve months. There are no externally imposed capital requirements to which the Company has not complied.
Critical accounting estimates
The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
The Company’s management makes judgments in its process of applying the Company’s accounting policies in the preparation of its consolidated financial statements. In addition, the preparation of the financial data requires that the Company’s management make assumptions and estimates of the effects of uncertain future events on the carrying amounts of the Company’s assets and liabilities at the end of the reporting period and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant under the circumstances. Revisions to estimates and the resulting effects on the carrying amounts of the Company’s assets and liabilities are accounted for prospectively.
Significant judgments in applying accounting policies
The critical judgments that the Company’s management has made in the process of applying the Company’s accounting policies, apart from those involving estimations, that have the most significant effect on the amounts recognized in the Company’s consolidated financial statements are as follows:
a)
Impairment assets

The carrying value of property, plant and equipment, exploration and evaluation properties and the Company’s mineral properties is reviewed each reporting period to determine whether there is any indication of impairment. If the carrying amount of an asset exceeds its recoverable amount, the asset is impaired and an impairment loss is recognized in profit or loss. The assessment of fair values, including those of the cash-generating units, require the use of estimates and assumptions for recoverable production, long-term commodity prices, discount rates, foreign exchange rates, future capital requirements and operating performance. Changes in any of the assumptions or estimates used in determining the fair value of assets could impact the impairment analysis.
b)
Impairment indicators for exploration and evaluation assets

Management applies judgment in assessing whether facts and circumstances indicate that the carrying amount of exploration and evaluation assets may exceed their recoverable amount. In making this assessment, management considers, among other matters, the period for which the entity has the right to explore in the specific area, plans for further exploration and evaluation, the results of exploration work to date, whether substantive expenditure on further exploration is budgeted or planned, and whether data exists that suggest the carrying amount is unlikely to be recovered in full from successful development or by sale. The use of judgment is particularly important in the early stages of a project where limited information may be available.
c)
Determination of assets held for sale

Management uses judgment in determining whether non-current assets or disposal groups meet the criteria for classification as held for sale under IFRS 5. This includes assessing whether the asset is available for immediate sale in its present condition, whether management is committed to a plan to sell, whether an active program to locate a buyer and complete the plan has been initiated, whether the sale is highly probable, and whether completion is expected within one year. Judgment may also be required in assessing whether any conditions to closing are substantive and whether the facts support classification at the reporting date.
d)
Economic recoverability and probability of future economic benefits of exploration and development costs

Management has determined that exploratory drilling and evaluation, costs incurred which have been capitalized are economically recoverable. Management uses several criteria in its assessments of economic recoverability and probability of future economic benefit including geologic and metallurgic information, history of conversion of mineral deposits to proven and probable reserves, scoping and feasibility studies, accessible facilities, existing permits and life of mine plans.
e)
Functional currency

The functional currency for each of the Company’s subsidiaries, joint ventures and investments in associates, is the currency of the primary economic environment in which the entity operates. The Company has determined the functional currency of each entity is the US dollar. Determination of functional currency may involve certain judgments to determine the primary economic environment and the Company reconsiders the functional currency of its entities if there is a change in events and conditions which determined the primary economic environment.
Key sources of Estimation Uncertainty
The areas which require management to make significant estimates and assumptions in determining carrying values include, but are not limited to:
a)
Mineral resources estimation

The carrying value and recoverability of mineral properties requires management to make certain estimates, judgments and assumptions about each project. Management considers the economics of the project, including the latest resources prices and the long-term forecasts, and the overall economic viability of the project. The determination of mineral resources also requires the use of estimates. The Company estimates its mineral resources based on information compiled by Qualified Persons as defined in accordance with Canadian Securities Administrators National Instrument 43-101, Standards for Disclosure of Mineral Projects. There are numerous uncertainties inherent in estimating mineral resources and assumptions that are valid at the time of estimation may change significantly when new information becomes available. Changes in the forecasted prices of commodities, exchange rates, production costs or recovery rates may change the economic status of resources and may result in changes to resource estimates.
b)
Depreciation and depletion

Plants and other facilities used directly in mining activities are depreciated using the units-of-production (“UOP”) method over a period not to exceed the estimated life of the ore body based on recoverable ounces to be mined from estimated resources. Mobile and other equipment are depreciated, net of residual value, on a straight-line basis, over the useful life of the equipment to the extent that the useful life does not exceed the related estimated life of the mine based on estimated recoverable resources.
The calculation of the UOP rate, and therefore the annual depreciation and depletion expense, could be materially affected by changes in the underlying estimates. Changes in estimates can be the result of actual future production differing from current forecasts of future production, expansion of mineral reserves through exploration activities, differences between estimated and actual costs of mining and differences in gold price used in the estimation of mineral reserves.
Significant judgment is involved in the determination of useful life and residual values for the computation of depreciation and depletion and no assurance can be given that actual useful lives and residual values will not differ significantly from current assumptions.
c)
Decommissioning and restoration provision

The Company assesses its provision for reclamation and remediation on an annual basis or when new material information becomes available. Mining and exploration activities are subject to various laws and regulations governing the protection of the environment. In general, these laws and regulations are continually changing and the Company has made, and intends to make in the future, expenditures to comply with such laws and regulations. Accounting for reclamation and remediation obligations requires management to make estimates of the future costs the Company will incur to complete the reclamation and remediation work required to comply with existing laws and regulations at each mining operation and exploration and development property. Actual costs incurred may differ from those amounts estimated. Also, future changes to environmental laws and regulations could increase the extent of reclamation and remediation work required to be performed by the Company. Increases in future costs could materially impact the amounts charged to operations for reclamation and remediation. The provision represents management’s best estimate of the present value of the future reclamation and remediation obligation. The actual future expenditures may differ from the amounts currently provided.
d)
Contingencies

Due to the size, complexity and nature of the Company’s operations, various legal and tax matters are outstanding from time to time. In the event that management’s estimate of the future resolution of these matters changes, the Company will recognize the effects of the changes in its consolidated financial statements on the date such changes occur.
f)
Deferred taxes

In assessing the probability of realizing income tax assets recognized, management makes estimates related to expectations of future taxable income, expected timing of reversals of existing temporary differences and the likelihood that tax positions taken will be sustained upon examination by applicable tax authorities. Estimates of future taxable income are based on forecasted cash flows from operations and the application of existing tax laws in each jurisdiction. Forecasted cash flows from operations are based on life of mine projections internally developed and reviewed by management. The likelihood that tax positions taken will be sustained upon examination by applicable tax authorities is assessed based on individual facts and circumstances of the relevant tax position evaluated in light of all available evidence. Where applicable tax laws and regulations are either unclear or subject to ongoing varying interpretations, it is reasonably possible that changes in these estimates can occur that materially affect the amounts of income tax assets recognized. At the end of each reporting period, the Company reassesses unrecognized income tax assets.
g)
Acquisition of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”)

During the year ended December 31, 2025, the Company acquired 100% of the outstanding shares of Molimentales which owned the San Francisco Mining Project. Management determined that the purchase represented an acquisition of assets rather than a business combination. The allocation of purchase consideration to each component is based on the relative fair value of the net assets acquired.
e)
Valuation of Inventory

Expenditures incurred, and depreciation and depletion of assets used in mining and processing activities are deferred and accumulated as the cost of ore in stockpiles, ore on leach pads, in-process and finished metal inventories. These deferred amounts are carried at the lower of average cost or net realizable value (“NRV”). Write-downs of ore in stockpiles, ore on leach pads, in-process and finished metal inventories resulting from NRV impairments are reported as a component of current period costs. The primary factors that influence the need to record write-downs include prevailing and long-term metal prices and prevailing costs for production inputs such as labour, fuel and energy, materials and supplies, as well as realized ore grades and actual production levels.
Costs are attributed to the leach pads based on current mining costs, including applicable depreciation and depletion relating to mining operations incurred up to the point of placing the ore on the pad. Costs are removed from the leach pad based on the average cost per recoverable ounce of gold on the leach pad as the gold is recovered. Estimates of recoverable gold on the leach pads are calculated from the quantities of ore placed on the pads, the grade of ore placed on the leach pads and an estimated percentage of recovery. Timing and ultimate recovery of gold contained on leach pads can vary significantly from the estimates. The quantities of recoverable gold placed on the leach pads are reconciled to the quantities of gold actually recovered (metallurgical balancing), by comparing the grades of ore placed on the leach pads to actual ounces recovered. The nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is constantly monitored and the engineering estimates are refined based on actual results over time. The ultimate recovery of gold from a pad will not be known until the leaching process is completed.
The allocation of costs to ore on leach pads and in-process inventories and the determination of NRV involve the use of estimates. There is a high degree of judgment in estimating future costs, future production levels, reserves estimates, gold and silver prices, and the ultimate estimated recovery for ore on leach pads. There can be no assurance that actual results will not differ significantly from estimates used in the determination of the carrying value of inventories
f)
Derivative valuation

The fair value of the warrant liabilities is determined using the Black-Scholes option pricing model, which requires the use of estimates and assumptions, including share price volatility, expected life, risk-free interest rate and expected dividends. Changes in any of the assumptions or estimates used in the valuation could impact the fair value of the derivative warrant liabilities and the amounts recognized in profit or loss.
New accounting standards adopted in the current year
In 2024, the International Accounting Standards Board (“IASB”) issued amendments to IAS 1 to clarify the criteria for determining whether to classify a liability as current or non-current and cover what additional disclosures may also be required for liabilities subject to covenants, to IFRS 16 to clarify the accounting treatment for sale and leaseback transactions, providing guidance on how to determine whether the transaction should be accounted for as a sale or a financing transaction and IAS 7, to clarify the classification of supplier finance arrangements in the statement of cash flows regarding supplier finance arrangements, effective for annual periods beginning on or after January 1, 2024. The adoption of this amendment did not have a material impact on the audited consolidated financial statements.
New accounting standards and interpretations issued but not yet effective
Standards and interpretations issued but not yet effective up to the date of issuance of the financial statements are listed below. This listing of standards and interpretations issued are those that the Company reasonably expects to have an impact on disclosures, financial position or performance when applied at a future date. IFRS 18 Presentation and Disclosure in Financial Statements (effective for annual periods beginning on or after January 1, 2027). Management is currently assessing the implications of applying the new standard on the group’s consolidated financial statements.
OTHER MD&A REQUIREMENTS
Goldgroup’s business of exploring, developing and mining mineral resources involves a variety of operational, financial and regulatory risks that are typical in the natural resource industry. The Company attempts to mitigate these risks and minimize their effect on its financial performance, but there is no guarantee that the Company will be profitable in the future, and any investment in Goldgroup’s common shares should be considered speculative.
Additional information relating to the Company is available on the SEDAR+ website at www.sedarplus.ca and on the Company’s website at www.goldgroupmining.com.
The Board of Directors of Goldgroup has approved the disclosure contained in this MD&A. A copy of this MD&A will be provided to anyone who requests it from the Company.
Compliance with NI 43-101
As required by National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”), Goldgroup has filed technical reports detailing the technical information related to its material mineral properties discussed herein. For the purposes of NI 43-101, the Company’s material mineral property in the Cerro Prieto project. Unless otherwise indicated, Goldgroup has prepared the technical information in this MD&A (“Technical Information”) based on information contained in the technical reports, news releases and other public filings (collectively, the “Disclosure Documents”) available under the Company’s profile on SEDAR. Each Disclosure Document was prepared by or under the supervision of a qualified person as defined in NI 43-101. For readers to fully understand the information in this MD&A, they should read the Disclosure Documents in their entirety, including all qualifications, assumptions and exclusions that relate to the information set out in this MD&A which qualifies the Technical Information. The Disclosure Documents are each intended to be read as a whole, and sections should not be read or relied upon out of context. The Technical Information is subject to the assumptions and qualifications contained in the Disclosure Documents.
Scientific and technical information relating to Cerro Prieto operating results presented above has been approved by Craig Gibson, Ph.D., CPG, who by reason of education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, fulfills the requirements of a Qualified Person as defined in NI 43-101, and he is Independent of the issuer applying all of the tests in Section 1.5 of NI 43-101CP.
Management’s Report on Internal Control Over Financial Reporting
The Company’s management is responsible for establishing and maintaining internal controls over financial reporting (“ICFR”) to provide reasonable assurance in respect to the reliability of financial reporting and the preparation of the financial statements for external purposes in accordance with IFRS.

There have been no changes in the Company’s internal control over financial reporting during the year ended December 31, 2025 that have materially affected, or are reasonably likely to materially affect, its internal controls over financial reporting.
The Chief Executive Officer, President and Chief Financial Officer of the Company are responsible for establishing and maintaining appropriate information systems, procedures and controls to ensure that information used internally and disclosed externally is complete, reliable and timely. They are also responsible for establishing adequate internal controls over financial reporting to provide sufficient knowledge to support the representations made in this MD&A and the Company’s annual financial statements for the year ended December 31, 2025 (together the “Annual Filings”). The Chief Executive Officer and Chief Financial Officer of the Company have filed the Venture Issuer Basic Certificate with the Annual Filings on SEDAR+ at http://www.sedarplus.ca.
In contrast to the certificate required for non-venture issuers under National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings (“NI 52-109”), the venture issuer basic certificate does not include representations relating to the establishment and maintenance of disclosure controls and procedures (“DC&P”) and internal control over financial reporting (“ICFR”), as defined in NI 52-109. Investors should be aware that inherent limitations on the ability of certifying officers of a venture issuer to design and implement on a cost effective basis DC&P and ICFR as defined in NI 52-109 may result in additional risks to the quality, reliability, transparency, and timeliness of interim and annual filings and other reports provided under securities legislation.
Limitations of Controls and Procedures:
The Company’s management, including the Chief Executive Officer and Chief Financial Officer, believe that any disclosure controls and procedures or internal controls over financial reporting, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, they cannot provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been prevented or detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by unauthorized override of the control. The design of any systems of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Accordingly, because of the inherent limitations in a cost effective control system, misstatements due to error or fraud may occur and not be detected.
Non-IFRS Financial Measures
Cash Costs
The Company’s MD&A often refers to cash costs per ounce, a non-IFRS performance measure in order to provide investors with information about the measure used by management to monitor performance. This information is used to assess how well the producing gold mine is performing compared to plan and prior periods, and also to assess the overall effectiveness and efficiency of gold mining operations. “Cash cost” figures are calculated in accordance with a standard developed by The Gold Institute, which was a worldwide association of suppliers of gold and gold products and included leading North American gold producers. The Gold Institute ceased operations in 2002, but the standard is still an accepted standard of reporting cash costs of gold production in North America. Adoption of the standard is voluntary and the cost measures presented herein may not be comparable to other similarly titled measures of other companies. Costs include mine site operating costs such as mining, processing, administration, royalties and production taxes, but are exclusive of amortization, reclamation, capital, exploration and development costs. These costs are then divided by ounces of gold sold to arrive at the total cash costs per ounce of gold sold. The measure, along with sales, is considered to be a key indicator of a company’s ability to generate operating earnings and cash flow from its mining operations.

These gold cash costs differ from measures determined in accordance with IFRS. They are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with IFRS. These measures are not necessarily indicative of net earnings or cash flow from operations as determined under IFRS.
The following table provides a reconciliation between non IFRS adjusted cash costs to cost of good sold (IFRS) for the year ended December 31, 2025:
Cash cost calculation Cerro Prieto	December 31, 2025	December 31, 2024
Total cost of goods sold (‘000)	$16,997	$17,433
Add (subtract)
Inventory adjustment (‘000)	$11,562	$(891)
Total cash cost of production (‘000)	$28,559	$16,542
Gold ounces – produced	8,081	8,803
Total cash cost of production per ounce	$3,534	$1,879
All-in sustaining cost of production per ounce	$3,534	$1,879
Add (subtract)
Corporate administration (‘000)*	$4,850	$2,952
Total all-in cost (‘000)	$33,409	$19,494
Gold ounces – produced	8,081	8,803
All-in cost (per ounce)	$4,134	$2,214

*
Corporate administration excludes non-cash items such as corporate depreciation and stock-based compensation.

Risks and Uncertainties
Exploration, development and mining of metals involve numerous inherent risks. As such, the Company is subject to various financial, operational and political risks that could have a significant impact on its profitability and levels of operating cash flows. Such risk factors could materially affect the value of the Company’s assets and future operating results of the Company and could cause actual events to differ materially from those described in forward-looking statements relating to the Company.
An investment in the securities of the Company should be considered speculative due, generally, to the nature of the business in which the Company is engaged, the limited extent of the Company’s assets, the Company’s state of development and the degree of its reliance upon the expertise of management.
The list of risk factors below should not be taken as exhaustive of the risks faced by the Company or by investors in the Company. The above factors, and others not specifically referred to above, may in the future materially affect the financial performance of the Company and the value of its securities.
Lack of Operation Profit
There is no guarantee that the Company will enter into profitable agreements with mining companies and earn profit from operations.
The Company has not paid any dividends and it is unlikely to earn income or pay dividends in the immediate or foreseeable future. A prospective investor in the Company must be prepared to rely solely upon the ability, expertise, judgment, discretion, integrity and good faith of the Company’s management in all aspects of the development and implementation of the Company’s business activities.
Goldgroup’s expected operating costs and expenditures, economic returns and other projections from a mining project which are contained in this document and in any technical reports or other studies prepared for or by Goldgroup are based on assumed or estimated future metals prices, cut-off grades, operating costs, capital costs, and expenditures and other factors that each may prove to be inaccurate. Therefore, such studies and reports may prove to be unreliable.
For example, significant declines in market prices for base and precious metals or extended periods of inflation would have an adverse effect on any economic projections. In addition, any material reductions in estimates of mineralization or increases in capital costs and expenditures, or in Goldgroup’s ability to maintain a projected budget or renew a particular mining permit, could also have a material adverse effect on projected production schedules and economic returns, as well as on Goldgroup’s overall results of operations or financial condition. There is also a risk that rising costs for labour and material could have an adverse impact on forecasted construction costs and that shortages of labour and material could have a negative impact on any mine development schedule.
Goldgroup’s operating costs are affected by the cost of commodities and goods such as steel, fuel, electrical power and supplies, including tires and reagents. Management of Goldgroup prepares its cost and production guidance and other forecasts based on its review of current and estimated future costs, and management assumes that the materials and supplies required for operations will be available for purchase. An increase in any of these costs, or a lack of availability of commodities and goods, may have an adverse impact on Goldgroup’s financial condition.
Market Price of the Common Shares
The Common Shares are listed and posted for trading on the TSX (TSX-V) as at the date of this report), OTC and SIC. There can be no assurance that an active trading market in the Company’s securities will be established and maintained. Securities of companies involved in the resource industry have experienced substantial volatility in the past, often based on factors unrelated to the financial performance or prospects of the companies involved. The price of the Common Shares is also likely to be significantly affected by short-term changes in commodity prices or in the Company’s financial condition or results of operations as reflected in its quarterly earnings reports.
Acquisition Strategy
As part of the Company’s business strategy, it has sought and will continue to seek new exploration, mining and development opportunities in the resource industry. In pursuit of such opportunities, the Company may fail to select appropriate acquisition candidates or negotiate acceptable arrangements, including arrangements to finance acquisitions or integrate the acquired businesses and their personnel into the Company. The Company cannot assure that it can complete any acquisition or business arrangement that it pursues, or is pursuing, on favorable terms, or that any acquisitions or business arrangements completed will ultimately benefit the Company.
The Company may not realize the benefits of its growth projects
As part of its strategy, the Company will continue existing efforts and initiate new efforts to develop new mineral projects. A number of risks and uncertainties are associated with the development of these types of projects, including political, regulatory, design, construction, labour, operating, technical, and technological risks, and uncertainties relating to capital and other costs, and financing risks. The failure to develop one or more of these initiatives successfully could have an adverse effect on the Company’s financial position and results of operations.
Current Global Financial Conditions
Events over the last number of years in global financial markets have had a profound impact on the global economy and global financial conditions have been subject to volatility. Many industries, including the mining sector, are impacted by these market conditions. Some of the key impacts of the current financial market turmoil include contraction in credit markets resulting in a widening of credit risk, devaluations and high volatility in global equity, commodity, foreign exchange and precious metal markets and a lack of market liquidity. A continuing slowdown in financial markets or other economic conditions, including, but not limited to, consumer spending, employment rates, business conditions, inflation, fuel and energy costs, consumer debt levels, lack of available credit, the state of the financial markets, interest rates, and tax rates may adversely affect the Company’s business, financial condition, results of operations and ability to grow.
Financing Risk
The Company has no assurance that additional funding will be available for further exploration and development of its projects or to fulfill its obligations under any applicable agreements. There can be no assurance that the Company will be able to obtain adequate financing in the future or that the terms of such financing will be favorable. Failure to obtain such additional financing could result in delay or infinite postponement of further exploration and development of its projects with the possible loss of such properties.
Regulatory Competition
The mineral exploration and development industry is highly competitive. The Company competes with other domestic and international mineral exploration companies that have greater financial, human and technical resources. The Company’s competitors may be able to respond more quickly to new laws or regulations or emerging technologies, or devote greater resources to the expansion or efficiency of their operations than the Company can. In addition, current and potential competitors may make strategic acquisitions or establish cooperative relationships among themselves or with third parties. Accordingly, it is possible that new competitors or alliances among current and new competitors may emerge and gain significant market share to the Company’s detriment. The Company may also encounter increasing competition from other mining companies in the Company’s efforts to hire experienced mining professionals. Increased competition could adversely affect the Company’s ability to attract necessary capital funding, to acquire it on acceptable terms, or to acquire suitable properties or prospects for mineral exploration in the future. As a result of this competition, the Company may not be able to compete successfully against current and future competitors, and any failure to do so could have a material adverse effect on the Company’s business, financial condition, results of operations and prospects.
Factors beyond the control of the Company may affect the marketability of any substances discovered. These factors include market fluctuations, the proximity and capacity of natural resource markets and processing equipment, government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in the Company not receiving an adequate return on invested capital or losing its investment capital.
Risks related to International Activities
The Company conducts business in Canada and Mexico with a material portion of the business being conducted in Mexico. The Company’s international operations may be adversely affected by political or economic developments or social instability, which will not be within the Company’s control, including, among other things, the risks of political unrest, labour disputes and unrest, war, terrorism, abduction, expropriation, nationalization, renegotiation or nullification of existing concessions, contracts and permits, government regulation, delays in obtaining or renewing or the inability to obtain or renew necessary permits, taxation policies, economic sanctions, fluctuating exchange rates, currency controls, high rates of inflation, limitations on foreign ownership and increased financing costs. The occurrence of any such events could have a material adverse effect on the Company’s business and results of operations as currently contemplated.
It may also be difficult for the Company to find and hire qualified people in the mining industry who are situated in Mexico or to obtain all of the necessary services or expertise in Mexico or to conduct operations on the Company’s projects at reasonable rates. If qualified people and services or expertise cannot be obtained, the Company may need to seek and obtain those services from people located outside of these areas, which will require work permits and compliance with applicable laws and could result in delays and higher costs to conduct the Company’s operations.
Corruption and Bribery Risk
The Company’s operations are governed by, and involve interactions with, many levels of government. Like most companies, the Company is required to comply with anti-corruption and anti-bribery laws,

including the Canadian Corruption of Foreign Public Officials Act. In recent years, there has been a general increase in both the frequency of enforcement and severity of penalties under such laws, resulting in greater scrutiny and punishment to companies convicted of violating anti-bribery laws. Furthermore, a company may be found liable for violations by not only its employees, but also by its third party agents. Although the Company takes steps to mitigate such risks, such measures are not always effective in ensuring that the Company, its employees or third party agents will comply strictly with such laws. If the Company finds itself subject to an enforcement action or is found to be in violation of such laws, this may result in significant penalties, fines and/or sanctions imposed on the Company resulting in a material adverse effect on the Company’s reputation and results of operations.
Risks Associated with Joint Venture Agreements
Pursuant to agreements the Company may enter into in the course of its business, the Company’s interest in its properties may become subject to the risks normally associated with the conduct of joint ventures. In the event that any of the Company’s properties become subject to a joint venture, the existence or occurrence of one or more of the following circumstances and events could have a material adverse impact on the Company’s profitability or the viability of its interests held through joint ventures, which could have a material adverse impact on the Company’s business prospects, results of operations and financial condition: (i) disagreements with joint venture partners on how to conduct exploration; (ii) inability of joint venture partners to meet their obligations to the joint venture or third parties; and (iii) disputes or litigation between joint venture partners regarding budgets, development activities, reporting requirements and other joint venture matters.
Reliance on Key Individuals
The Company’s success depends on its ability to attract and retain the services of key personnel who are qualified and experienced. In particular, the success of the Company is, and will continue to be to a significant extent, dependent on the expertise and experience of the Company’s directors and senior management. It is expected that these individuals will be a significant factor in the Company’s growth and success. The loss of the service of these individuals could have a material adverse effect on the Company.
The resource industry is largely driven by fluctuations in commodity prices which, when high, can lead to a large number of projects being developed which in turn increases the demand for skilled personnel, contractors, material and supplies. Accordingly, there is a risk to the Company of losing or being unable to secure enough suitable key personnel or key resources and, as a result, being exposed to increased capital and operating costs and delays, which may in turn adversely affect the development of the Company’s projects, the results of operations and the Company’s financial condition and prospectus.
Commodity Prices
The price of the Common Shares and the Company’s financial results may be significantly adversely affected by a decline in the price of metals. The price of metal commodities fluctuates widely, especially in recent years, and is affected by numerous factors beyond the Company’s control such as the sale or purchase of commodities by various central banks and financial institutions, interest rates, exchange rates, inflation or deflation, fluctuation in the value of the United States dollar and foreign currencies, global and regional supply and demand, and the political and economic conditions of major metal-producing countries throughout the world.
Dividend Policy
No dividends on the Common Shares have been paid by the Company to date. The Company anticipates that it will retain all earnings and other cash resources for the foreseeable future for the operation and development of its business. The Company does not intend to declare or pay any cash dividends in the foreseeable future. Payment of any future dividends will be at the discretion of the Company’s board of directors after taking into account many factors, including the Company’s operating results, financial condition and current and anticipated cash needs.

Conflicts of Interest
Certain of the directors and officers of the Company also serve as directors and/or officers of other companies involved in natural resource exploration, development and mining operations and consequently there exists the possibility for such directors and officers to be in a position of conflict. Any decision made by any of such directors and officers will be made in accordance with their duties and obligations to deal fairly and in good faith with a view to the best interests of the Company and its shareholders. In addition, each of the directors is required to declare and refrain from voting on any matter in which such directors may have a conflict of interest in accordance with the procedures set forth in the Business Corporations Act (British Columbia) and other applicable laws.
Exploration, Development and Operating Risks
Mining operations generally involve a high degree of risk. Any potential mining operations of the Company will be subject to all the hazards and risks normally encountered in the exploration, development and production of metals, including unusual and unexpected geologic formations, seismic activity, rock bursts, cave-ins, flooding, fire, environmental hazards and the discharge of toxic chemicals, explosions and other conditions involved in the drilling and removal of material, any of which could result in damage to, or destruction of mines and other producing facilities, damage to property, injury or loss of life, environmental damage, work stoppages, delays in production, increased production costs and possible legal liability. Milling operations are subject to hazards such as equipment failure or failure of retaining dams around tailings disposal areas which may result in environmental pollution and consequent liability. Although the Company believes that appropriate precautions to minimize risks are taken, these risks cannot be eliminated.
The exploration for and development of mineral deposits involves significant risks which even a combination of careful evaluation, experience and knowledge may not eliminate. While the discovery of an ore body may result in substantial rewards, few properties which are explored are ultimately developed into producing mines. Major expenses may be required to locate and establish mineral reserves, to develop metallurgical processes and to construct mining and processing facilities at a particular site. It is impossible to ensure that the exploration or development programs planned or other mining operations in which the Company may acquire an interest will result in a profitable commercial mining operation. Whether a mineral deposit will be commercially viable depends on a number of factors, including among other things: the interpretation of geological data obtained from drill holes and other sampling techniques, the particular attributes of the deposit, such as size, grade and proximity to infrastructure and labour; metal prices which are highly cyclical; government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals and environmental protection; and political stability. The Company’s development projects are also subject to the issuance of necessary permits and other governmental approvals and receipt of adequate financing. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may adversely affect the Company’s business.
Costs
The estimates of costs to conduct further exploration and development work by the Company are based on certain assumptions with respect to the method and timing of the work. By their nature, these estimates and assumptions are subject to significant uncertainties and, accordingly, the actual costs may materially differ from these estimates and assumptions. Accordingly, no assurance can be given that the cost estimates and the underlying assumptions will be realized in practice, which may materially and adversely affect the Company’s viability.
Environmental Regulation, Risks and Hazards
All phases of mining operations are subject to environmental regulation in the jurisdictions in which they operate. These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the generation, transportation, storage and disposal of solid and hazardous waste. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. Compliance with changing environmental laws and regulations may require significant capital outlays, including obtaining additional permits, and may cause material changes or delays in, or the cancellation of, the Company’s exploration programs or current operations. There is no assurance that future changes in environmental regulation, if any, will not adversely affect the Company’s mining operations.
Furthermore, environmental hazards may exist on the properties on which the owners or operators of mining operations hold interests which are unknown to such owners or operators at present and which have been caused by previous or existing owners or operators of the properties.
Government approvals and permits are currently, and may in the future be, required in connection with mining operations at the Company’s properties. To the extent such approvals are required and not obtained, mining operations may be curtailed or prohibited from continuing operations or from proceeding with planned exploration or development of mineral properties.
Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or remedial actions. Parties engaged in mining operations or in the exploration or development of mineral properties may be required to compensate those suffering loss or damage by reason of the mining activities and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations. The occurrence of any environmental violation or enforcement action may have an adverse impact on the Company’s operations and reputation.
Amendments to current laws, regulations and permits governing operations and activities of mining and exploration companies, or more stringent implementation thereof, could have a material adverse impact on mining operations and cause increases in exploration expenses, capital expenditures or production costs or reduction in levels of production at producing properties or require abandonment or delays in development of new mining properties.
Governmental Regulation
Mining operations and exploration activities are subject to extensive laws and regulations governing exploration, development, production, exports, taxes, labour standards, waste disposal, protection and remediation of the environment, reclamation, historic and cultural resources preservation, mine safety and occupation health, handling, storage and transportation of hazardous substances and other matters. The costs of discovering, evaluating, planning, designing, developing, constructing, operating, and other facilities in compliance with such laws and regulations are significant. It is possible that the costs and delays associated with compliance with such laws and regulations could become such that the owners or operators of mining operations would not proceed with the development of or continue to operate a mine. As part of their normal course operating, and development activities, such owners or operators have expended significant resources, both financial and managerial, to comply with governmental and environmental regulations and permitting requirements, and will continue to do so in the future. Moreover, it is possible that future regulatory developments, such as increasingly strict environmental protection laws, regulations and enforcement policies thereunder, and claims for damages to property and persons resulting from mining operations could result in substantial costs and liabilities in the future.
Our operations are governed by, and involve interactions with, many levels of government in countries with a history of corruption. Like most companies, we are required to comply with anti-corruption and anti-bribery laws, including the Canadian Corruption of Foreign Public Officials Act, as well as similar laws in the countries in which we conduct our business. In recent years, there has been a general increase in both the frequency of enforcement and severity of penalties under such laws, resulting in greater scrutiny and punishment to companies convicted of violating anti-bribery laws. Furthermore, a company may be found liable for violations by not only its employees, but also by its third party agents. It is our policy to implement safeguards to discourage these practices by employees and our consultants. However, our existing safeguards and any future improvements may prove to be less than effective, and our employees and consultants may have engaged or may engage in conduct for which we might be held responsible. Violations of such laws may result in criminal or civil sanctions, and we may be subject to other liabilities, which could negatively affect our business, operating results and financial condition.

Permitting
Mining operations are subject to receiving and maintaining permits from appropriate governmental authorities. It can be time-consuming and costly to obtain, maintain and renew permits. In addition, permit terms and conditions can impose restrictions on how the Company conducts its operations and limit the Company’s flexibility in development of its mineral properties. Prior to any development on the Company’s properties, permits from appropriate governmental authorities may be required. Permits required for the Company’s operations may not be issued, maintained or renewed in a timely fashion or at all, may not be issued or renewed upon conditions that restrict the Company’s ability to conduct the Company’s operations economically, or may be subsequently revoke. Any such failure to obtain, maintain or renew permits, or other permitting delays or conditions could have a material adverse effect on the Company’s business, results of operations, financial condition and prospectus.
Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or remedial actions. Parties engaged in mining operations may be required to compensate those suffering loss or damage by reason of the mining activities and may be liable for civil or criminal fines or penalties imposed for violations of applicable laws or regulations.
Goldgroup is in the process of applying for or renewing permits and licences relating to its operations in Mexico. The Company cannot be certain that it will receive the necessary permits and licences at all, or on acceptable terms required to conduct further exploration and to develop its properties and bring them into production. Government approvals and approvals of members of the surrounding communities and permits and licences are currently, and will in the future be, required in connection with the operations of the Company. To the extent such approvals are required and not obtained, the Company may be curtailed or prohibited from continuing its exploration, development or production activities. The failure to obtain such permits or licences, or delays in obtaining such permits or licences, could increase the Company’s costs and delay its activities, and could adversely affect the properties, business or operations of the Company.
Infrastructure
Mining, processing, development and exploration activities depend, to one degree or another, on adequate infrastructure. Reliable roads, bridges, power sources and water supply are important determinants, which affect capital and operating costs. Unusual or infrequent weather phenomena, sabotage, government or other interference in the maintenance or provision of such infrastructure could adversely affect operations at the Company’s properties.
Exploration and Geological Report
The reported results in the technical reports filed in respect of the Company’s properties are estimates only. No assurance can be given that the estimated mineralization will be recovered. The reported results are based on limited sampling, and, consequently, are uncertain because the samples may not be representative. Estimates may require revision (either up or down) based on actual production experience. If the Company encounters mineralization or geological formations different from those predicted by past drilling, sampling and interpretations, any estimates may need to be altered in a way that could adversely affect the Company’s operations or proposed operations. In addition, market fluctuations in the price of metals, as well as increased production costs or reduced recovery rates, may render certain minerals uneconomic.
Land Title
No assurances can be given that there are no title defects affecting the Company’s properties. The Company’s properties may be subject to prior unregistered liens, agreements, transfers or claims, including native land claims, and title may be affected by, among other things, undetected defects.
A mineral concession in Mexico does not confer any ownership of surface rights. The majority of Goldgroup’s mineral properties are located in relatively uninhabited areas. There are currently no areas of interest to Goldgroup within its mineral concession that are overlain by significant habitation or industrial users, however there are potential overlapping surface usage issues in some areas. Some surface rights may be owned by local communities or “Ejidos” or by private ranching or residential interests. Goldgroup will require additional surface rights to exploit all resources on its properties. Accordingly, Goldgroup will need to negotiate agreements with private landowners for access and any potential development or exploitation rights. There is no assurance that surface rights agreements that may be necessary for future operations will be obtained when needed, on reasonable terms or at all, which could materially and adversely affect the business of Goldgroup.
Commodity Price Fluctuations
The price of metals has fluctuated widely in recent years, and future serious price declines could cause continued development of and commercial production from the Company’s properties to be impracticable. Future cash flows may not be sufficient and the Company could be forced to discontinue production and may be forced to sell the properties. Future production by the Company is dependent on metal prices that are adequate to make this property economic.
In addition to adversely affecting the commercial production estimates and financial conditions, declining commodity prices can impact operations by requiring a reassessment of the feasibility of a particular project. Such a reassessment may be the result of a management decision or may be required under financing arrangements related to a particular project. Even if the project is ultimately determined to be economically viable, the need to conduct such a reassessment may cause substantial delays or may interrupt operations until the reassessment can be completed.
Additional Capital
Mining, processing, development and exploration may require substantial additional financing. Failure to obtain sufficient financing may result in delaying or indefinite postponement of exploration, development or production or even a loss of property interest. There can be no assurance that additional capital or other types of financing will be available if needed or that, if available, will be on satisfactory terms.
Foreign Exchange Rate Fluctuations
Operations in Mexico and Canada are subject to foreign currency exchange fluctuations. The Company raises its funds through equity issuances which are priced in Canadian dollars, and the majority of the exploration costs of the Company are denominated in United States dollar, and Mexico pesos. The Company may suffer losses due to adverse foreign currency fluctuations.
Property Exploration and Development Risk
Some of the Company’s properties are currently at the exploration stage of development. Exploration and development is subject to numerous risks, including, but not limited to, delays in obtaining equipment, material and services essential to developing the project in a timely manner; changes in environmental or other government regulations; currency exchange rates; labour shortages; and fluctuation in metal prices. There can be no assurance that the Company will have the financial, technical and operational resources to complete the exploration and development in accordance with current expectations or at all.
Insurance Risk
The Company’s business is subject to a number of risks and hazards generally, including adverse environmental conditions, industrial accidents, labour disputes, unusual or unexpected geological conditions, ground or slope failure, cave-ins, mechanical failures, changes in the regulatory environment and natural phenomena such as inclement weather conditions, fires, floods and earthquakes. Such occurrences could result in damage, delays in mining, monetary losses and possible legal liability.
Although the Company maintains insurance to protect against certain risks in such amounts as it considers reasonable, the Company’s insurance will not cover all the potential risks associated with a mining company’s operations. The Company may also be unable to maintain insurance to cover these risks at economically feasible premiums. Insurance coverage may not continue to be available or may not be adequate to cover any resulting liability. Moreover, insurance against risks such as loss of title to mineral property, environmental pollution, or other hazards as a result of exploration and production is not generally available to the Company or other companies in the mining industry on acceptable terms. The Company may also become subject to liability for pollution or other hazards which may not be insured against or which the Company may elect not to insure against because of premium costs or other reasons. Losses from these events may cause the Company to incur significant costs that could have a material adverse effect on our financial performance and results of operations.
Force Majeure
The Company’s projects now or in future may be adversely affected by risks outside the control of the Company, including labour unrest, civil disorder, war, subversive activities or sabotage, fires, floods, explosions or other catastrophes, epidemics or quarantine restrictions.
Mining Without a Pre-Feasibility Study
Company has chosen to advance the newly discovered mineralization into production without the benefit of completing a feasibility study demonstrating economic and technical viability or, an independent technical report confirming resources. Accordingly, readers should be cautioned that the Company’s production decision has been made without a comprehensive feasibility study of established reserves or resources such that there is greater risk and uncertainty as to future economic results from the Cerro Prieto Mine and a higher technical risk of failure than would be the case if a feasibility study were completed and relied upon to make a production decision.
Cautionary Statement on Forward-Looking Information
This MD&A contains “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995) concerning Goldgroup’s plans at its mineral properties and other matters. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Actual results could differ materially from the conclusions, forecasts and projections contained in such forward-looking information.
Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects”, “is expected”, “anticipates”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential” or variations thereof or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking statements, and are developed based on assumptions about such risks, uncertainties and other factors set out herein including, without limitation:
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uncertainties related to actual capital costs, operating costs and expenditures, production schedules and economic returns from Goldgroup’s projects;

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uncertainties associated with development activities;

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uncertainties inherent in the estimation of mineral resources and precious metal recoveries;

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risks related to obtaining appropriate permits and licences to explore, develop, operate and produce at the Company’s projects;

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uncertainties related to current global economic conditions;

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fluctuations in precious and base metal prices;

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uncertainties related to the availability of future financing;

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potential difficulties with joint venture partners;

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risks that Goldgroup’s title to its property could be challenged;

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political and country risk;

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risks associated with Goldgroup being subject to government regulation;

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risks associated with having adequate surface rights for operations;

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environmental risks;

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Goldgroup’s need to attract and retain qualified personnel;

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risks associated with operating hazards at the Cerro Colorado Mine;

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risks associated with potential conflicts of interest;

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Goldgroup’s lack of experience in overseeing the construction of a mining project;

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risks related to the integration of businesses and assets acquired by Goldgroup;

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uncertainties related to the competitiveness of the mining industry;

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risk associated with theft;

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risk of water shortages and risks associated with competition for water;

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uninsured risks and inadequate insurance coverage;

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risks associated with potential legal proceedings;

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risks associated with community relations;

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outside contractor risks;

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risks related to archaeological sites;

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foreign currency risks;

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risks associated with security and human rights; and

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risks related to the need for reclamation activities on Goldgroup’s properties.

This list is not exhaustive of the factors that may affect the Company’s forward-looking information. These and other factors should be considered carefully and readers should not place undue reliance on such forward-looking information.
Cautionary Note to U.S. Investors Concerning Estimates of Mineral Resources and Mineral Reserves
The disclosure in this MD&A uses mineral resource and mineral reserve classification terms that comply with reporting standards in Canada, and, unless otherwise indicated, all mineral resource and mineral reserve estimates included in this MD&A have been prepared in accordance with NI 43-101. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. These standards differ significantly from the disclosure requirements of the United States Securities and Exchange Commission (the “SEC”) set forth in Industry Guide 7. Consequently, mineral resource and mineral reserve information contained in this MD&A is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.
In particular, the SEC’s Industry Guide 7 applies different standards in order to classify mineralization as a reserve. As a result, the definitions of proven and probable reserves used in NI 43-101 differ from the definitions in Industry Guide 7. Under SEC standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Accordingly, mineral reserve estimates contained in this MD&A may not qualify as “reserves” under SEC standards.
In addition, this MD&A uses the terms “measured mineral resources,” “indicated mineral resources” and “inferred mineral resources” to comply with the reporting standards in Canada. The SEC’s Industry

Guide 7 does not recognize mineral resources and U.S. companies are generally not permitted to disclose resources in documents they file with the SEC. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into SEC defined mineral “reserves.” Further, “inferred mineral resources” have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. Therefore, investors are also cautioned not to assume that all or any part of an inferred mineral resource exists. In accordance with Canadian rules, estimates of “inferred mineral resources” cannot form the basis of feasibility or other economic studies, except in rare cases. In addition, disclosure of “contained ounces” in a mineral resource estimate is permitted disclosure under NI 43-101 provided that the grade or quality and the quantity of each category is stated; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in place tonnage and grade without reference to unit measures. For the above reasons, information contained in this MD&A containing descriptions of our mineral resource and mineral reserve estimates is not comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements of the SEC.

ANNEX H — HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS OF GOLDGROUP
Goldgroup Mining Inc.
Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(expressed in thousands of US dollars, except where indicated)

INDEPENDENT AUDITOR’S REPORT
To the Shareholders of
Goldgroup Mining Inc.
Opinion
We have audited the accompanying consolidated financial statements of Goldgroup Mining Inc. (the “Company”), which comprise the consolidated statements of financial position as at December 31, 2025 and 2024 and the consolidated statements of loss and comprehensive loss, cash flows, and changes in shareholders’ deficiency for the years then ended, and notes to the consolidated financial statements, including material accounting policy information.
In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2025 and 2024, and its financial performance and its cash flows for the years then ended in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“lFRS Accounting Standards”).
Basis for Opinion
We conducted our audit in accordance with Canadian generally accepted auditing standards. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are independent of the Company in accordance with the ethical requirements that are relevant to our audit of the consolidated financial statements in Canada, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained in our audit is sufficient and appropriate to provide a basis for our opinion.
Material Uncertainty Related to Going Concern
We draw attention to Note 1 of the consolidated financial statements, which indicates that the Company has an accumulated deficit of $226,992,000 at December 31, 2025 and as at that date, the Company has a working capital deficiency of $40,314,000. As stated in Note 1, these events and conditions indicate that a material uncertainty exists that casts significant doubt on the Company’s ability to continue as a going concern. Our opinion is not modified in respect of this matter.
Key Audit Matters
Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the consolidated financial statements of the current year. These matters were addressed in the context of our audit of the consolidated financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.
In addition to the matter described in the Material Uncertainty Related to Going Concern section, we have determined the matter described below to be the key audit matter to be communicated in our auditor’s report.
DAVIDSON & COMPANY LPP	1200 – 609 Granville Street PO BOX 10372 Pacific Centre Vancouver, BC V7Y 1G6	604 687 0947 davidson-co.com

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Canadian generally accepted auditing standards will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these consolidated financial statements.
As part of an audit in accordance with Canadian generally accepted auditing standards, we exercise professional judgment and maintain professional skepticism throughout the audit We also:
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Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

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Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

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Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

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Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the consolidated financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.

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Evaluate the overall presentation, structure and content of the consolidated financial statements, including the disclosures, and whether the consolidated financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

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Plan and perform the group audit to obtain sufficient appropriate audit evidence regarding the financial information of the entities or business activities within the Company to express an opinion on the consolidated financial statements. We are responsible for the direction, supervision and performance of the group audit. We remain solely responsible for our audit opinion.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.
We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.
From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the consolidated financial statements of the current year and are therefore the key audit matters. We describe these matters in our auditor’s report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Acquisition of Molimentales Del Noreste, S.A. de C.V.
As described in Note 13 to the consolidated financial statements, the Company acquired all of the issued and outstanding shares of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”) on December 23, 2025 for total consideration of $7,453,000. As discussed in Note 3 to the consolidated financial statements, the Company determined that the purchase represented an acquisition of assets rather than a business combination. The allocation of purchase consideration to each component is based on the relative fair value of the assets acquired.
We identified the acquisition of Molimentales as a key audit matter as the net assets acquired is considered material in value and it required significant management estimate and judgement to determine the fair value of assets acquired. In addition, the fair value of net assets acquired involved a high degree of subjective auditor judgement, in addition to specialized skills and knowledge to evaluate. The sensitivity of reasonably possible changes to these assumptions could have a significant impact on the determination of the fair value of net assets acquired.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures include, among others:
•
Review the structure of the asset acquisition, examine legal documents, agreements, and board minutes, and assessing management’s judgment that the transaction constituted an asset acquisition.

•
Confirm legal ownership of Molimentales.

•
Review the adequacy of financial statement disclosures related to the acquisition.

•
Engage experts to assist in evaluating the appropriateness of management and management’s expert’s fair value of consideration and net assets acquired on acquisition.

•
Complete reliance on management’s expert procedures.

Other Information
Management is responsible for the other information. The other information obtained at the date of this auditor’s report includes Management’s Discussion and Analysis.
Our opinion on the consolidated financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.
In connection with our audit of the consolidated financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the consolidated financial statements or our knowledge obtained in the audit, or otherwise appears to be materially misstated.
We obtained Management’s Discussion and Analysis prior to the date of this auditor’s report. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.
Responsibilities of Management and Those Charged with Governance for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with IFRS Accounting Standards, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are tree from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Company’s financial reporting process.
The engagement partner on the audit resulting in this independent auditor’s report is Stephen Hawkshaw.
Chartered Professional Accountants	Vancouver, Canada
April 30, 2026

	Note	December 31, 2025	December 31, 2024
Assets
Current assets
Cash		$9,611	$366
Other receivables and prepaid expenses	5	2,798	807
Inventory	7	16,176	2,203
Assets held for sale	11	5,423	—
		34,008	3,376
Receivables	5	1,807	1,124
Property, plant and equipment	8	20,378	1,386
Right of use asset	16	36	22
Mineral property	10	13,946	307
Exploration and evaluation assets	12	1,489	—
Total assets		$71,664	$6,215
Liabilities
Current liabilities
Accounts payable and accrued liabilities		$25,202	$10,988
Current lease liability	16	10	11
Warrant liability	17	45,992	1,446
Deposit received on proceeds of sale	11	2,445	—
Liabilities held for sale	11	422	—
Royalty payable	10,13	251	—
		74,322	12,445
Lease liability	16	28	15
Royalty payable	10,13 xx	4,033	—
Decommissioning obligations	15	8,446	2,121
Total liabilities		86,829	14,581
Shareholders’ deficiency
Share capital	18	198,909	138,277
Contingent share consideration	24	3,305	3,305
Reserves		9,613	8,664
Deficit		(226,992)	(158,612)
Total shareholders’ deficiency		(15,165)	(8,366)
Total liabilities and shareholders’ deficiency		$71,664	$6,215
Nature of operations and going concern (note 1)
Commitments (note 24)
Subsequent events (note 27)
Approved by the Board of Directors
“Roberto Guzman”	Director	“Corry Silbernagel”	Director
The accompanying notes are an integral part of these consolidated financial statements

	Note	2025	2024
Revenue
Gold sales		$22,740	$20,149
Silver sales		241	220
		22,981	20,369
Cost of operations
Cost of sales	20	(16,997)	(17,433)
Depreciation and depletion	8,16,10	(726)	(963)
		5,258	1,973
Depreciation	16	(10)	(63)
Share-based compensation	18,19	(33)	(141)
General and administrative		(1,432)	(1,160)
Salary and consulting	19	(499)	(549)
Professional fees	19	(2,919)	(1,243)
Exploration costs		(143)	—
Finance cost	21	(125)	(159)
Impairment of Pinos Project	11	(31,148)	—
Unrealized derivative loss – warrant liability	17	(37,060)	(1,081)
Foreign exchange gain (loss)		(531)	66
Other income		262	16
Loss before income taxes		(68,380)	(2,341)
Income taxes expense – current	22	—	(134)
Loss for the year		(68,380)	(2,475)
Loss per share – basic & diluted		$(0.30)	$(0.03)
Weighted average shares outstanding (000’s) – basic & diluted		231,345	87,644

	Notes	2025	2024
Cash provided by (used in) operating activities
Loss for the year		$(68,380)	$(2,475)
Items not affecting cash:
Depreciation	8,16	563	751
Depletion		88	175
Share-based compensation	18	33	141
Unrealized foreign exchange loss (gain)		(6)	10
Finance cost – amortization of transaction costs	21	—	8
Decommissioning obligations – accretion	21	120	156
Unrealized derivative loss – warrant liability	17	37,060	1,081
Interest on lease liability	21	5	7
Impairment of Pinos Project	11	31,149	—
Impairment of inventory	7	—	599
Change in non-cash operating working capital:
(Increase) decrease in other receivables and prepaid expenses		(1,904)	1,566
Increase in inventory		(11,796)	227
Increase (decrease) in accounts payable and accrued liabilities		156	(2,479)
		(12,912)	(233)
Cash flows provided by (used in) financing activities
Lease payments	16	(13)	(63)
Share issuance costs	18	(437)	(13)
Repayment of convertible debt	14	—	(104)
Proceeds received on private placement	18	30,306	700
Proceeds from warrant exercises	18	3,154	—
Proceeds from option exercises	18	48	—
		33,058	520
Cash flows provided by (used in) investing activities
Purchase of property, plant and equipment	8	(3,406)	(213)
Deposit received on proceeds of sale	11	2,445	—
Cash received on acquisitions	11,13	36	—
Capitalized exploration costs	12	(1,489)	—
Molimentales acquisition	13	(8,301)	—
Pinos acquisition costs	11	(186)	—
		(10,901)	(213)
Increase in cash		9,245	74
Cash – beginning of year		366	292
Cash – end of year		$9,611	$366
Supplemental cash flow information (note 26)

	Notes	Shares (‘000)	Share capital	Contingent shares (Note 24)	Share based compensation reserves	Equity portion of convertible debt	Foreign currency translation reserves	Deficit	Total equity
January 1, 2025		101,425	$138,277	$3,305	$8,968	$4	$(308)	$(158,612)	$(8,366)
Loss for the year		—	—	—	—	—	—	(68,380)	(68,380)
Private placement, net	17,18	108,038	18,176	—	—	—	—	—	18,176
Share issuance costs	18	2,696	(1,864)	—	1,172	—	—	—	(692)
Share-based compensation	18	—	—	—	33	—	—	—	33
Exercise of stock options	18	1,662	92	—	(44)	—	—	—	48
Exercise of warrants	18	27,973	8,266	—	(212)	—	—	—	8,054
Shares issued on Pinos acquisition	11	50,716	35,962	—	—	—	—	—	35,962
Balance at December 31, 2025		292,510	$198,909	$3,305	$9,917	$4	$(308)	$(226,992)	$(15,165)
January 1, 2024		82,744	$137,944	$3,305	$8,827	$—	$(308)	$(156,137)	$(6,369)
Loss for the year		—	—	—	—	—	—	(2,475)	(2,475)
Private placement, net	18	18,681	346	—	—	—	—	—	346
Share issuance costs	18	—	(13)	—	—	—	—	—	(13)
Share-based compensation	18	—	—	—	141	—	—	—	141
Equity portion of convertible debt	14	—	—	—	—	4	—	—	4
Balance at December 31, 2024		101,425	$138,277	$3,305	$8,968	$4	$(308)	$(158,612)	$(8,366)

1   Nature of operations and going concern
Nature of operations
Goldgroup Mining Inc. is the parent company of its consolidated group (“Goldgroup” or the “Company”). Goldgroup was incorporated in Quebec under the Business Corporations Act (Québec) and on July 28, 2011 it was continued under the Business Corporations Act (British Columbia). Its head office is located at Suite 410 — 1111 Melville Street, Vancouver BC, V6E 3V6. Goldgroup together with its subsidiaries, is a Canadian-based gold producer and is focused on the acquisition, exploration and development of advanced stage gold-bearing mineral properties in the Americas. The Company’s current gold production and exploration and development related activities are conducted in Mexico. Goldgroup owns a property portfolio that includes a 100% interest in the operating Cerro Prieto project in Sonora. As at December 31, 2025, the Company is listed on the Toronto Venture Exchange (“TSX-V”) under the “GGA” trading symbol.
Going Concern
The Company has experienced recurring operating losses and has an accumulated deficit of $226,992 at December 31, 2025. In addition, as at December 31, 2025, the Company has working capital deficiency of $40,314. Working capital is defined as current assets less current liabilities and provides a measure of the Company’s ability to settle liabilities that are due within one year with assets that are also expected to be converted into cash within one year. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to conduct its planned work program on its mineral properties, meet its on-going levels of corporate overhead and commitments, keep its properties in good standing and discharge its liabilities as they come due. These matters result in material uncertainties which raise significant doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern basis was not appropriate for these consolidated financial statements, then adjustments would be necessary in the carrying value of assets and liabilities, the reported revenues and expenses, and the classifications used in the statement of financial position.
Recent global issues, including political conflict in other regions, have adversely affected workplaces, economies, supply chains, and financial markets globally. It is not possible for the Company to predict the duration or magnitude of the adverse results of these issues and their effects on the Company’s business or results of operations at this time.
2   Basis of presentation
These consolidated financial statements have been prepared in accordance with IFRS Accounting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The policies set out below were consistently applied to all the years presented.
The Board of Directors approved these consolidated financial statements on April 30, 2026.
These consolidated financial statements have been prepared on a historical cost basis except for certain financial instruments which are measured at fair value.
3   Estimates, risks and uncertainties
The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
The Company’s management makes judgments in its process of applying the Company’s accounting policies in the preparation of its consolidated financial statements. In addition, the preparation of the financial data requires that the Company’s management make assumptions and estimates of the effects of uncertain future events on the carrying amounts of the Company’s assets and liabilities at the end of the reporting period and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant under the circumstances. Revisions to estimates and the resulting effects on the carrying amounts of the Company’s assets and liabilities are accounted for prospectively.
Significant judgments in applying accounting policies
The critical judgments that the Company’s management has made in the process of applying the Company’s accounting policies, apart from those involving estimations, that have the most significant effect on the amounts recognized in the Company’s consolidated financial statements are as follows:
(i)
Impairment of assets

The carrying value of property, plant and equipment and the Company’s mineral property is reviewed each reporting period to determine whether there is any indication of impairment. If the carrying amount of an asset exceeds its recoverable amount, the asset is impaired and an impairment loss is recognized in profit or loss. The assessment of fair values, including those of the cash-generating units, require the use of estimates and assumptions for recoverable production, long-term commodity prices, discount rates, foreign exchange rates, future capital requirements and operating performance. Changes in any of the assumptions or estimates used in determining the fair value of assets could impact the impairment analysis.
(ii)
Impairment indicators for exploration and evaluation assets

Management applies judgment in assessing whether facts and circumstances indicate that the carrying amount of exploration and evaluation assets may exceed their recoverable amount. In making this assessment, management considers, among other matters, the period for which the entity has the right to explore in the specific area, plans for further exploration and evaluation, the results of exploration work to date, whether substantive expenditure on further exploration is budgeted or planned, and whether data exists that suggest the carrying amount is unlikely to be recovered in full from successful development or by sale. The use of judgment is particularly important in the early stages of a project where limited information may be available.
(iii) Determination of assets held for sale
Management uses judgment in determining whether non-current assets or disposal groups meet the criteria for classification as held for sale under IFRS 5. This includes assessing whether the asset is available for immediate sale in its present condition, whether management is committed to a plan to sell, whether an active program to locate a buyer and complete the plan has been initiated, whether the sale is highly probable, and whether completion is expected within one year. Judgment may also be required in assessing whether any conditions to closing are substantive and whether the facts support classification at the reporting date.
(iv)
Economic recoverability and probability of future economic benefits of exploration and development costs

Management has determined that exploratory drilling and evaluation costs incurred which have been capitalized are economically recoverable. Management uses several criteria in its assessments of economic recoverability and probability of future economic benefit including geologic and metallurgic information, history of conversion of mineral deposits to proven and probable reserves, scoping and feasibility studies, accessible facilities, existing permits and life of mine plans.
(v)
Functional currency

The functional currency for each of the Company and it’s subsidiaries is the currency of the primary economic environment in which the entity operates. The Company has determined the functional currency of each entity is the US dollar. Determination of functional currency may involve certain judgments to determine the primary economic environment and the Company reconsiders the functional currency of its entities if there is a change in events and conditions which determined the primary economic environment.
Key sources of estimation uncertainty
The areas which require management to make significant estimates and assumptions in determining carrying values include, but are not limited to:
(i)
Mineral resource estimation

The carrying value and recoverability of mineral properties requires management to make certain estimates, judgments and assumptions about each project. Management considers the economics of the project, including the latest resources prices and the long-term forecasts, and the overall economic viability of the project. The determination of mineral resources also requires the use of estimates. The Company estimates its mineral resources based on information compiled by Qualified Persons as defined in accordance with Canadian Securities Administrators National Instrument 43-101, Standards for Disclosure of Mineral Projects. There are numerous uncertainties inherent in estimating mineral resources and assumptions that are valid at the time of estimation which may change significantly when new information becomes available. Changes in the forecasted prices of commodities, exchange rates, production costs or recovery rates may change the economic status of resources and may result in changes to resource estimates.
(ii)
Depreciation and depletion

Plant and other facilities used directly in mining activities are depreciated using the unit-of-production (“UOP”) method over a period not to exceed the estimated life of the ore body based on recoverable ounces to be mined from estimated resources. Mobile and other equipment are depreciated, net of residual value, on a straight-line basis, over the useful life of the equipment to the extent that the useful life does not exceed the related estimated life of the mine based on estimated recoverable resources.
The calculation of the UOP rate, and therefore the annual depreciation and depletion expense, could be materially affected by changes in the underlying estimates. Changes in estimates can be the result of actual future production differing from current forecasts of future production, expansion of mineral reserves through exploration activities, differences between estimated and actual costs of mining and differences in gold price used in the estimation of mineral reserves.
Significant judgment is involved in the determination of useful life and residual values for the computation of depreciation and depletion and no assurance can be given that actual useful lives and residual values will not differ significantly from current assumptions.
(iii)
Decommissioning and restoration provision

The Company assesses its provision for reclamation and remediation on an annual basis or when new material information becomes available. Mining and exploration activities are subject to various laws and regulations governing the protection of the environment. In general, these laws and regulations are continually changing and the Company has made, and intends to make in the future, expenditures to comply with such laws and regulations. Accounting for reclamation and remediation obligations requires management to make estimates of the future costs the Company will incur to complete the reclamation and remediation work required to comply with existing laws and regulations at each mining operation and exploration and development property. Actual costs incurred may differ from those amounts estimated. Also, future changes to environmental laws and regulations could increase the extent of reclamation and remediation work required to be performed by the Company. Increases in future costs could materially impact the amounts charged to operations for reclamation and remediation. The provision represents management’s best estimate of the present value of the future reclamation and remediation obligation. The actual future expenditures may differ from the amounts currently provided.

(iv)
Contingencies

Due to the size, complexity and nature of the Company’s operations, various legal and tax matters are outstanding from time to time. In the event that management’s estimate of the future resolution of these matters changes, the Company will recognize the effects of the changes in its consolidated financial statements on the date such changes occur.
(v)
Deferred taxes

In assessing the probability of realizing income tax assets recognized, management makes estimates related to expectations of future taxable income, expected timing of reversals of existing temporary differences and the likelihood that tax positions taken will be sustained upon examination by applicable tax authorities. Estimates of future taxable income are based on forecasted cash flows from operations and the application of existing tax laws in each jurisdiction. Forecasted cash flows from operations are based on life of mine projections internally developed and reviewed by management. The likelihood that tax positions taken will be sustained upon examination by applicable tax authorities is assessed based on individual facts and circumstances of the relevant tax position evaluated in light of all available evidence. Where applicable tax laws and regulations are either unclear or subject to ongoing varying interpretations, it is reasonably possible that changes in these estimates can occur that materially affect the amounts of income tax assets recognized. At the end of each reporting period, the Company reassesses unrecognized income tax assets.
(vi)
Acquisition of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”)

During the year ended December 31, 2025, the Company acquired 100% of the outstanding shares of Molimentales which owned the San Francisco Mining Project. Management determined that the purchase represented an acquisition of assets rather than a business combination. The allocation of purchase consideration to each component is based on the relative fair value of the net assets acquired.
(vii)
Derivative valuation

The fair value of the warrant liabilities is determined using the Black-Scholes option pricing model, which requires the use of estimates and assumptions, including share price volatility, expected life, risk-free interest rate and expected dividends. Changes in any of the assumptions or estimates used in the valuation could impact the fair value of the derivative warrant liabilities and the amounts recognized in profit or loss.
(viii) Valuation of inventory
Expenditures incurred, and depreciation and depletion of assets used in mining and processing activities are deferred and accumulated as the cost of ore in stockpiles, ore on leach pads, in-process and finished metal inventories. These deferred amounts are carried at the lower of average cost or net realizable value (“NRV”). Write-downs of ore in stockpiles, ore on leach pads, in-process and finished metal inventories resulting from NRV impairments are reported as a component of current period costs. The primary factors that influence the need to record write-downs include prevailing and long-term metal prices and prevailing costs for production inputs such as labour, fuel and energy, materials and supplies, as well as realized ore grades and actual production levels.
Costs are attributed to the leach pads based on current mining costs, including applicable depreciation and depletion relating to mining operations incurred up to the point of placing the ore on the pad. Costs are removed from the leach pad based on the average cost per recoverable ounce of gold on the leach pad as the gold is recovered. Estimates of recoverable gold on the leach pads are calculated from the quantities of ore placed on the pads, the grade of ore placed on the leach pads and an estimated percentage of recovery. Timing and ultimate recovery of gold contained on leach pads can vary significantly from the estimates. The quantities of recoverable gold placed on the leach pads are reconciled to the quantities of gold actually recovered (metallurgical balancing), by comparing the grades of ore placed on the leach pads to actual ounces recovered. The nature of the leaching process inherently limits the ability to precisely monitor inventory levels. As a result, the metallurgical balancing process is constantly monitored and the engineering estimates are refined based on actual results over time. The ultimate recovery of gold from a pad will not be known until the leaching process is completed.
The allocation of costs to ore on leach pads and in-process inventories and the determination of NRV involve the use of estimates. There is a high degree of judgment in estimating future costs, future production levels, reserves estimates, gold and silver prices, and the ultimate estimated recovery for ore on leach pads. There can be no assurance that actual results will not differ significantly from estimates used in the determination of the carrying value of inventories
4   Material accounting policy information
Principles of consolidation
Subsidiaries
Subsidiaries are all entities controlled by the Company. An investor controls an investee when it is exposed or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. All intercompany transactions and balances have been eliminated on consolidation. These consolidated financial statements include the financial statements of the Company and its subsidiaries:
	Property	Location	As at December 31, 2025	As at December 31, 2024
Subsidiaries
Granmin Malaysia Ltd. (“Granmin Malaysia”)	—	Malaysia	100%	100%
Granmin SA de CV (“Granmin Mexico”)	—	Mexico	100%	100%
Minera Calipuy SA de CV (“Calipuy”)(1)	—	Mexico	100%	100%
Goldgroup Resources Inc. (“Goldgroup Resources”)	—	Canada	100%	100%
0919921 B.C. Ltd.(1)	—	Canada	100%	100%
0788598 B.C. Ltd.(1)	—	Canada	100%	100%
0788601 B.C. Ltd.(1)	—	Canada	100%	100%
0961152 B.C. Ltd.(1)	—	Canada	100%	100%
1068659 B.C. Ltd.(1)	—	Canada	100%	100%
Minera Polimetalicos Mexicanos S.A.(1)	—	Panama	100%	100%
Minas de Oroco Resources SA de CV	—	Mexico	100%	100%
Minera Cerro Esperanza SA de CV	Cerro Prieto	Mexico	100%	100%
Minera Cardel SA de CV (“Minera Cardel”)	—	Mexico	100%	100%
Starmin S.A. de C.V.(1)	—	Mexico	100%	100%
Veminser S.A. de C.V.(1)	—	Mexico	100%	100%
DynaResource de Mexico SA de CV (“DynaMexico”)	San José de Gracia	Mexico	*	*
Minera Apolo S.A. de C.V.(2)	Pinos Project	Mexico	100%	—
Minera Catanava S.A. de C.V.(2)	Pinos Project	Mexico	100%	—
Molimentales del Noroeste, S.A. de C.V.(3)	San Francisco	Mexico	100%	—

(1)
Inactive for the periods presented.

(2)
These entities were disposed of subsequent to December 31, 2025 (Note 11)

(3)
This entity was acquired in the current year (Note 13)

*
The ownership of DynaMexico is in dispute. See (Note 9).

Foreign currency translation
The consolidated financial statements are presented in US dollars which is also the functional currency of the Company and its subsidiaries. Transactions in foreign currencies are initially recorded at the functional currency rate at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rate of exchange prevailing at the date of the statement of financial position. Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value is determined. Foreign exchange gains and losses are included in profit or loss.
Revenue recognition
Sales of dore are recognized and revenue is recorded at market prices following the transfer of control to the customer, provided that the Company has a present right to payment, has transferred physical possession of the asset to the customer, and the customer has the significant risks and rewards of ownership. The Company satisfies its performance obligations upon delivery of the dore to the customer.
Inventories
Finished goods (doré inventory) and heap leach ore are valued at the lower of average production cost and net realizable value. Doré represents a bar containing predominantly gold by value which must be refined offsite to return saleable metals. Net realizable value is the amount estimated to be obtained from sale of the inventory in the normal course of business, less any anticipated costs to be incurred prior to its sale. The production cost of inventories is determined on a weighted average basis and includes cost of raw materials, direct labour, mine-site overhead and depreciation and depletion of mine properties and plant and equipment.
The recovery of gold and by-products from oxide ores is achieved through the heap leaching process at the Cerro Prieto mine. Under this method, ore is placed on leach pads where it is treated with a chemical solution which separates the gold contained in the ore. The time required for the majority of the gold to be recovered utilizing heap leaching is over a period of up to 120 days. The resulting “pregnant” solution is further processed in a plant where the gold is recovered. Operating costs at each stage of the process are capitalized and included in work-in-process inventory based on current mining and leaching costs, including applicable depreciation and depletion relating to the mine properties and plant and equipment. These costs are removed from heap leach inventory as ounces of gold are recovered at the average cost per ounce per recoverable ounce of gold on the leach pads. Estimates of recoverable gold on the leach pads are calculated from the quantities of ore placed on the leach pads (measured tonnes added to leach pads), the grade of ore placed on the leach pads (based on assays analysis), and a recovery percentage (based on testing and ongoing monitoring of the rate of gold recoveries).
Consumable supplies and spare parts expected to be used in production are valued at the lower of weighted average cost or net realizable value, which includes the cost of purchase as well as transportation and charges to bring them to their existing location and condition.
A write-down of inventory is recognized as an expense in profit or loss in the period the write-down occurs. Reversal of any write-down of inventory, arising from an increase in net realizable value, is recognized in profit or loss as a reduction in the amount of inventories recognized as an expense in the period in which the reversal occurs.
Property, plant and equipment
Property, plant and equipment (“PPE”) are recorded at cost and carried net of accumulated depreciation and accumulated impairment losses. Costs of additions and improvements are capitalized. An item of PPE is derecognized upon disposal, or impaired when no future economic benefits are expected to arise from continued use of the asset. Any gain or loss on disposal of the asset, determined as the difference between the proceeds and the carrying amount of the asset is recognized in profit or loss.
Plant and mining equipment assets used in commercial production are subject to depreciation and depletion over their useful life. For buildings and machinery, the UOP method is applied where the mine operating plan calls for production from well-defined mineral deposits. Where total mineral deposits are not determinable because ore bearing structures are open at depth or are open laterally, the straight-line method is applied over the estimated life of the mine.
For transportation, computer and other equipment, the straight-line method is also applied over the estimated useful lives of the assets:
Years
Plant and mining equipment	3 – 4
Machinery	3 – 5
Office and furniture	3 – 5
Vehicles	3 – 4
Lab equipment	3 – 5
Major overhaul expenditures on mobile equipment and other tangible property, including replacement spares and labour costs, are capitalized and amortized over the average expected life between major overhauls. All other replacement spares and other costs relating to maintenance of the mobile equipment are charged to operating costs if it is not probable that future economic benefits will flow to the Company.
Mineral properties
(i)
Pre-license costs:

Costs incurred before the Company has obtained the legal right to explore are expensed as incurred.
(ii)
Exploration and evaluation costs:

Once the legal right to explore has been acquired, exploration and evaluation expenditures are capitalized on a property by property basis, including the costs of acquiring, maintaining its interest in, exploring and evaluating mineral properties until such time as the lease expires, the mineral properties abandoned, sold or considered impaired in value or is transferred to mines under construction as development costs. Indirect administrative costs are expensed as incurred. Exploration and evaluation properties are not amortized during the exploration and evaluation stage.
(iii)
Mines under construction and development costs:

When technical feasibility and economic viability of projects have been determined and the decision to proceed with development has been approved, the expenditures related to construction are capitalized as mines under construction and classified as a component of mine properties, property, plant and equipment once an impairment test has been completed. Costs associated with the commissioning of new assets, in the pre-commercial period before they are operating in the way intended by management, are capitalized. Commercial production is deemed to have occurred when management determines certain production parameters are met.
In order for production to occur, the Company must first obtain exploitation and other permits on such properties. Such permits are subject to the approval of the local government and government controlled entities. Unless and until such permits are obtained there can be no assurance that such permits will be obtained. As such, permits need to be obtained before costs are reclassified from exploration and evaluation properties to mines under construction.

(iv)
Mine properties:

Once a mineral property has been brought into commercial production as intended by management, costs of any additional work on that property are expensed as incurred, except for large development programs, which will be deferred and depleted over the remaining useful life of the related assets. Mine properties include deferred stripping costs and decommissioning and restoration costs related to the reclamation of mine properties. Mine properties are derecognized upon disposal, or impaired when no future economic benefits are expected to arise from continued use of the asset. Any gain or loss on disposal of the asset, determined as the difference between the proceeds received and the carrying amount of the asset is recognized in profit or loss.
Costs of producing mine properties are depreciated and depleted on the UOP basis using estimated resources. Depreciation or depletion is recorded against the mine property only upon the commencement of commercial production.
Exploration expenditures are expensed as incurred at mine properties, unless the nature of the expenditures are to convert mineral resources into mineral reserves or in the absence of a mineral resource estimate, are to define areas to be included in the mine plan. Any amounts deferred in this regard are depreciated based on the UOP method.
Mine properties are recorded at cost, net of accumulated depreciation and depletion and accumulated impairment losses and are not intended to represent future values.
Recovery of capitalized costs is dependent on successful development of economic mining operations or the disposition of the related mineral property.
Although the Company has taken steps to verify title to mineral properties in which it has an interest, these procedures do not guarantee the Company’s title. Such properties may be subject to prior agreements or transfers, non-compliance with regulatory requirements or title may be affected by undetected defects.
Stripping costs
Stripping costs incurred during the development of a mine are capitalized in mine properties. Stripping costs incurred subsequent to commencement of commercial production are variable production costs that are included in the costs of inventory produced during the period in which the stripping costs are incurred, unless the stripping activity can be shown to give rise to future benefits from the mineral property, in which case the stripping costs would be capitalized. Future benefits arise when stripping activity increases the future output of the mine by providing access to a new ore body. Capitalized stripping costs are depleted based on the UOP method, using mineral reserves as the depletion base.
Decommissioning and restoration
The Company is subject to various governmental laws and regulations relating to the protection of the environment. The environmental regulations are continually changing and are generally becoming more restrictive.
Decommissioning and restoration obligations encompass legal, statutory, contractual or constructive obligations associated with the retirement of a long-lived tangible asset (for example, mine or site reclamation costs) that results from the acquisition, construction, development and/or normal operation of a long-lived asset. The retirement of a long-lived asset is reflected by an other-than-temporary removal from service, including sale of the asset, abandonment or disposal in some other manner.
The present value of a liability for decommissioning and restoration is recorded in the period in which the obligation first arises. The Company records the estimated present value of future cash flows associated with site closure and reclamation as a long-term liability and increases the carrying value of the related assets for that amount. Over time, the liability is increased to reflect an interest element in the estimated future cash flows (accretion expense) considered in the initial measurement of fair value. The capitalized cost is depleted or depreciated on either the unit-of-production basis or the straight-line basis, as appropriate. The Company’s estimates of its provision for decommissioning and restoration obligations could change as a result of changes in regulations, changes to the current market-based discount rate, the extent of environmental remediation required, and the means of reclamation or cost estimates. Changes in estimates are accounted for in the period in which these estimates are revised.
The cost of decommissioning and restoration related to the Batamote property were expensed over the estimated option term through profit and loss as cost of operations as depletion in the period in which the obligation first arose.
Impairment of non-financial assets
For the purposes of assessing impairment, the recoverable amount of an asset, which is the higher of its fair value less costs to sell and its value in use, is estimated. If it is not possible to estimate the recoverable amount of an individual asset, the asset is included in the cash-generating unit to which it belongs and the recoverable amount of the cash generating unit is estimated. As a result, some assets are tested individually for impairment and some are tested at the cash-generating unit level. A cash-generating unit is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or group of assets.
Intangible assets with an indefinite useful life and intangible assets not yet available for use are also tested for impairment at least annually. All other individual assets or cash-generating units are tested for impairment whenever events or changes in circumstances indicate that the asset is impaired such as decreases in metal prices, an increase in operating costs, a decrease in mineable reserves or a change in foreign exchange rates. The Company also considers net book value of the asset, the ongoing costs required to maintain and operate the asset, and the use, value and condition of the asset.
An impairment loss is recognised for the amount by which the asset’s or cash-generating unit’s carrying amount exceeds its recoverable amount. To determine the value-in-use, management estimates expected future cash flows from each asset or cash-generating unit and determines a suitable interest rate in order to calculate the present value of those cash flows. Future cash flows used in the determination of value in use are estimated based on expected future production, recoverability of reserves, commodity prices, operating costs, reclamation costs and capital costs. Management estimates of future cash flows are subject to risks and uncertainties. It is reasonably possible that changes in estimates could occur which may affect the recoverable amounts of assets, including the Company’s investments in mine properties.
Fair value is determined with reference to discounted estimated future cash flow analysis or on recent transactions involving dispositions of similar properties.
An impairment loss for a cash-generating unit is first allocated to reduce the carrying amount of any goodwill allocated to that cash-generating unit. Any remaining impairment loss is allocated on a pro rata basis to the other assets in the cash-generating unit. All assets are subsequently reassessed for indications that an impairment loss previously recognised may no longer exist or may have decreased. An impairment charge is reversed if the cash-generating unit’s recoverable amount exceeds its carrying amount. Where an impairment loss subsequently reverses, the carrying amount of the asset (cash generating unit) is increased to the revised estimate of its recoverable amount, however only to the extent that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash generating unit) in prior years.
Provisions
Liabilities are recognized when the Company has a present obligation (legal or constructive) that has arisen as a result of a past event and it is probable that a future outflow of resources will be required to settle the obligation, provided that a reliable estimate can be made of the amount of the obligation. A provision is a liability of uncertain timing or amount.
Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects the current market assessments of the time value of money and the risk specific to the obligation. The increase in the provision due to the passage of time is recognized as a financing expense. When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, the receivable is recognized as an asset if it is certain that a reimbursement will be received and the amount receivable can be measured reliably.
Income taxes
Tax expense recognized in profit or loss comprises the sum of deferred tax and current tax not recognized in other comprehensive income or directly in equity.
Current tax assets and liabilities comprise those obligations to, or claims from, fiscal authorities relating to the current or prior reporting periods, that are unpaid at the reporting date. Current tax is payable on taxable profit which differs from profit or loss in the financial statements. Calculation of current tax is based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period.
Deferred taxes are based on differences between the carrying amounts of assets and liabilities and their tax bases. Deferred tax is not provided on the initial recognition of goodwill or on the initial recognition of an asset or liability unless the related transaction is a business combination or affects taxable profit or accounting profit. Deferred tax liabilities on temporary differences associated with shares in subsidiaries and joint ventures is not provided for if reversal of these temporary differences can be controlled by the Company and it is probable that reversal will not occur in the foreseeable future.
Deferred tax assets and liabilities are measured, without discounting, using enacted or substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are likely to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in profit or loss in the period that includes the substantive enactment date. Deferred tax assets are recognized for all temporary differences, carryforward of unused tax credits and unused tax losses to the extent that it is probable that future taxable profits will be available against which they can be utilized.
Deferred tax assets and liabilities are offset only when the Company has a right and intention to offset current tax assets and liabilities from the same taxation authority and the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same entity or different entities which intend to settle current tax assets and liabilities on a net basis or simultaneously in each future period in which significant amounts of deferred tax assets or liabilities are expected to be recovered or settled.
Changes in deferred tax assets or liabilities are recognized as a component of tax income or expense in profit or loss, except where they relate to items that are recognized in other comprehensive income or directly in equity, in which case the related deferred tax is also recognized in other comprehensive income or equity, respectively.
Share-based payments
Share-based payment arrangements in which the Company receives goods or services as consideration for its own equity instruments are accounted for as equity-settled transactions and, when determinable, are recorded at the value of the goods and services received. If the value of the goods and services received are not determinable, then the fair value of the share-based payment is used.
The Company uses a fair value based method (Black-Scholes Option Pricing Model) for all share options granted to directors, employees and certain non-employees. For directors and employees, the fair value of the share options is measured at the date of grant. For grants to non-employees where the fair value of the goods or services is not determinable, the fair value of the share options is measured on the date the services are received.
The fair value of share-based payments is charged to profit or loss, with the offsetting credit to share option reserve. For directors and employees, the share options are recognized over the vesting period based on the best available estimate of the number of share options expected to vest. Estimates are subsequently revised if there is any indication that the number of share options expected to vest differs from previous estimates. Any cumulative adjustment prior to vesting is recognized in the current period. No adjustment is made to any expense recognized in prior periods where vested. For non-employees, the share options are recognized over the related service period. When share options are exercised, the amounts previously recognized in share option reserve are transferred to share capital.
Option pricing models require the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate, and therefore the existing models do not necessarily provide a reliable single measure of the fair value of the Company’s stock options and/or warrants granted and/or vested during the period.
In the event share options are forfeited prior to vesting, the associated fair value recorded to date is reversed. The fair value of any vested share options that expire, remain in share option reserve.
Contingent share consideration
When purchase consideration that is contingent on the future event is granted in an acquisition that does not constitute a business combination, the initial cost of the acquisition includes an estimate of the fair value of the contingent amounts expected to be payable in the future.
The fair value of the contingent amounts are based the number of contingent shares, the share price of the Company on the date of acquisition and management’s expectations of probability.
Earnings (loss) per share
Basic earnings (loss) per share is computed by dividing net earnings (loss) (the numerator) by the weighted average number of outstanding common shares for the period (denominator). When diluted earnings per share is calculated, only those outstanding share options and warrants and other convertible instruments with exercise prices below the average trading price of the Company’s common shares for the period will be dilutive.
In the periods when the Company reports a net loss, the effect of potential issuances of shares under share options and other convertible instruments is anti-dilutive. Therefore basic and diluted loss per share is the same.
Segmented reporting
In identifying its operating segments, management generally follows the Company’s activities. An operating segment is a component of the Company that engages in business activities from which it may earn revenues and incur expenses, including revenues and expenses that relate to transactions with any of the Company’s other components. The activities are undertaken by the mine operating segment and the exploration and development segment and are supported by the corporate segment. Each segment is managed separately. The operating results of the segments are reviewed regularly by the Company’s Chief Executive Officer (who is considered the chief operating decision maker) to make decisions about resources to be allocated to the segment and assess its performance, and for which discrete financial information is available.
Financial instruments — recognition and measurements
(i)
Non-derivative financial assets

On initial recognition, financial assets are recognized at fair value and are subsequently classified and measured at: (i) amortized cost; (ii) fair value through other comprehensive income (“FVOCI”); or (iii) fair value through profit or loss (“FVTPL”). The classification of financial assets is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics. A financial asset is measured at fair value net of transaction costs that are directly attributable to its acquisition except for financial assets at FVTPL where transaction costs are expensed. All financial assets not classified and measured at amortized cost or FVOCI are classified as FVTPL. On initial recognition of an equity instrument that is not held for trading, the Company may irrevocably elect to present subsequent changes in the investment’s fair value in other comprehensive income/loss.
The classification determines the method by which the financial assets are carried on the statement of financial position subsequent to inception and how changes in value are recorded. Cash and receivables are measured at amortized cost with subsequent impairments recognized in profit or loss.

Impairment
An ‘expected credit loss’ impairment model applies to financial assets recorded at amortized cost which requires a loss allowance to be recognized based on expected credit losses. The estimated present value of future cash flows associated with the asset is determined and an impairment loss is recognized for the difference between this amount and the carrying amount as follows: the carrying amount of the asset is reduced to estimated present value of the future cash flows associated with the asset, discounted at the financial asset’s original effective interest rate, either directly or through the use of an allowance account and the resulting loss is recognized in profit or loss for the period.
In a subsequent period, if the amount of the impairment loss related to financial assets measured at amortized cost decreases, the previously recognized impairment loss is reversed through profit or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortized cost would have been had the impairment not been recognized.
(ii) Non-derivative financial liabilities
Financial liabilities, other than derivatives, are initially recognized at fair value less directly attributable transaction costs. Subsequently, financial liabilities are measured at amortized cost using the effective interest method. The effective interest method is a method of calculating the amortized cost of a financial liability and allocating the interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments through the expected life of the financial liability, or, where appropriate, a shorter period. The Company’s accounts payable and accrued liabilities, lease liabilities and loan payable are measured at amortized cost.
Financial liabilities classified as FVTPL include financial liabilities held for trading and financial liabilities designated upon recognition as FVTPL. Fair value changes on these liabilities are recognized in profit or loss.
(iii)
Derivative financial instruments

The Company issues warrants exercisable in a currency other than the Company’s functional currency and as a result, the warrants are derivative financial instruments.
Derivative financial instruments are initially recognized at fair value and subsequently measured at fair value with changes in fair value recognized in profit or loss. Transaction costs are recognized in profit or loss as incurred.
Share issuance costs
Share issue costs, which includes commissions, facilitation payments, professional fees and regulatory fees, are charged directly to share capital.
Valuation of equity units issued in a private placement
Shares and warrants issued as private placement units are measured using the residual value method whereby value is first allocated to the share component based on its fair value with the residual value being attributed to the warrant.
All of the Company’s warrants are exercisable in a currency other than the functional currency of the Company. As a result, the fair value allocated to the warrant is recorded as a derivative financial liability and is marked to market at the end of each period. Upon exercise of the warrant, the fair value of the warrant at the date of exercise is transferred to share capital.
Comprehensive income (loss)
Total comprehensive income (loss) comprises all components of profit or loss and other comprehensive income (loss). Other comprehensive income (loss) includes changes in revaluation surplus, actuarial gains and losses on defined benefit plans, gains and losses from translating the financial statements of a foreign operation.

Leases
At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. The Corporation assesses whether the contract involves the use of an identified asset, whether the right to obtain substantially all of the economic benefits from use of the asset during the term of the arrangement exists, and if the Company has the right to direct the use of the asset. At inception or on reassessment of a contract that contains a lease component, the Company allocates the consideration in the contract to each lease component on the basis of their relative standalone prices.
As a lessee, the Company recognizes a right-of-use asset and a lease liability at the commencement date of a lease. The right-of-use asset is initially measured at cost, which is comprised of the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any decommissioning and restoration costs, less any lease incentives received.
The right-of-use asset is subsequently depreciated from the commencement date to the earlier of the end of the lease term, or the end of the useful life of the asset. In addition, the right-of-use asset may be reduced due to impairment losses, if any, and adjusted for certain remeasurements of the lease liability.
A lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted by the interest rate implicit in the lease, or if that rate cannot be readily determined, the incremental borrowing rate. Lease payments included in the measurement of the lease liability are comprised of:
•
fixed payments, including in-substance fixed payments, less any lease incentives receivable;

•
variable lease payments that depend on an index or a rate, initially measured using the index or rate as at the commencement date;

•
amounts expected to be payable under a residual value guarantee;

•
exercise prices of purchase options if the Company is reasonably certain to exercise that option; and

•
payments of penalties for terminating the lease, if the lease term reflects the lessee exercising an option to terminate the lease.

The lease liability is measured at amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, or if there is a change in the estimate or assessment of the expected amount payable under a residual value guarantee, purchase, extension or termination option. Variable lease payments not included in the initial measurement of the lease liability are charged directly to profit or loss.
The Company has elected not to recognize right-of-use assets and lease liabilities for short-term leases that have a lease term of 12 months or less and leases of low-value assets. The lease payments associated with these leases are charged directly to profit or loss on a straight-line basis over the lease term.
Assets and Liabilities Held for Sale
Non-current assets, or disposal groups, are classified as held for sale when it is highly probable that their carrying value will be recovered primarily through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the asset (or disposal group) is available for immediate sale in its present condition. Non-current assets and disposal groups are measured at the lower of their carrying amount and fair value less cost of disposal (“FVLCD”). Once non-current assets and disposal groups are recognised as held for sale they are no longer depreciated or amortised.
If the FVLCD is less than the carrying value of the non-current assets or disposal group on initial classification as held for sale, an impairment loss is recognised in the consolidated statement of profit or loss. Any subsequent gains and losses on remeasurement are recognised in the consolidated statement of profit or loss. Non-current assets and liabilities and the assets and liabilities of a disposal group classified as held for sale are presented separately from the other assets and liabilities in the statement of financial position.

New accounting standards adopted in the current year
In 2024, the International Accounting Standards Board (“IASB”) issued amendments to IAS 1 to clarify the criteria for determining whether to classify a liability as current or non-current and cover what additional disclosures may also be required for liabilities subject to covenants, to IFRS 16 to clarify the accounting treatment for sale and leaseback transactions, providing guidance on how to determine whether the transaction should be accounted for as a sale or a financing transaction and IAS 7, to clarify the classification of supplier finance arrangements in the statement of cash flows regarding supplier finance arrangements, effective for annual periods beginning on or after January 1, 2024. The adoption of this amendment did not have a material impact on the audited consolidated financial statements.
New accounting standards and interpretations issued but not yet effective
Standards and interpretations issued but not yet effective up to the date of issuance of the financial statements are listed below. This listing of standards and interpretations issued are those that the Company reasonably expects to have an impact on disclosures, financial position or performance when applied at a future date. IFRS 18 Presentation and Disclosure in Financial Statements (effective for annual periods beginning on or after January 1, 2027). Management is currently assessing the implications of applying the new standard on the group’s consolidated financial statements.
5   Other receivables and prepaid expenses
	December 31, 2025	December 31, 2024
Current asset
Financial assets
Other receivables	$218	$134
Employee receivables	233	79
Non-Financial assets
Value-added tax receivables	1,820	175
Total receivables	2,271	388
Prepaid expenses	527	419
	$2,798	$807
Non-current assets
Non-Financial assets
Value-added tax receivables	489	—
Other receivables	1,318	1,124
	$1,807	$1,124

6   Financial instruments
Fair values of financial instruments
The accounting classification of each category of financial instruments, and the level within the fair value hierarchy in which they have been classified are set out below:
	Fair Value Hierarchy Level	December 31, 2025	December 31, 2024
Financial assets
Amortized cost
Cash(1)	N/A	$9,611	$366
Receivables(1)	N/A	451	213
Assets held for sale	N/A	35	—
Financial liabilities
Other financial liabilities
Accounts payable & accrued liabilities(1)	N/A	25,202	25,202
Liabilities held for sale	N/A	422	—
Royalty payable	Level 2	4,284	—
Loan payable(3)	N/A	—	—
Lease liability	N/A	38	26
Warrant liability(2)	Level 3	45,992	1,446

(1)
The carrying value of cash, receivables and accounts payable and accrued liabilities approximates fair value due to the short-term nature of these items.

(2)
The Company applies a standard Black-Scholes model to value the warrant liability as described in note 17.

(3)
Loans payable is presented on an amortized cost basis and will be accreted to its face amount over the term to maturity of the loan at an effective interest rate.

Credit risk
Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. The majority of the Company’s cash are held through large Canadian financial institutions. Receivables are primarily due from government agencies.
Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure as described in note 25. Accounts payable and accrued liabilities and current lease liability and loan payable are due within the current operating period. The Company is exposed to liquidity risk.
Price risk
Price risk is the risk that the trading price of the Company’s shares will fluctuate and result in an increase or decrease in value of the warrant liability.
Commodity price risk
The Company is exposed to commodity price risk given that its revenues are derived from the sale of metals, the price of which have been historically volatile.

Interest rate risk
Interest rate risk is the risk that the fair value of future cash flows from a financial instrument will fluctuate because of changes to market interest rates. The Company is exposed from time to time to interest rate risk as a result of holding fixed income cash equivalents and investments, of varying maturities and loans payable. A 1% change in market interest rates would result in no significant change in value of cash or fixed income securities. The risk that the Company will realize a loss as a result of a decline in the fair value of these assets is limited as they are generally held to maturity.
Foreign exchange risk
The Company operates in Canada and Mexico and is exposed to foreign exchange risk arising from transactions denominated in foreign currencies.
The operating results and the financial position of the Company are reported in United States dollars. Fluctuations of the operating currencies in relation to the United States dollar will have an impact upon the reported results of the Company and may also affect the value of the Company’s assets and liabilities.
The Company’s financial assets and liabilities as at December 31, 2025 are denominated in United States Dollars, Canadian Dollars, and Mexican Pesos, and are set out in the following table:
	Canadian Dollars	US Dollars	Mexican Pesos	Total
Financial assets
Cash	$5,888	$3,680	$43	$9,611
Receivables – other	—	451	—	451
	5,888	4,131	43	10,062
Financial liabilities
Accounts payable and accrued liabilities	(309)	(12,894)	(11,999)	(25,202)
Lease liability	(38)	—	—	(38)
Royalty payable	—	(4,284)	—	(4,284)
Warrant liability	(45,992)	—	—	(45,992)
Liabilities held for sale	—	—	(422)	(422)
Net financial liabilities	$(40,451)	$(13,047)	$(12,378)	$(65,876)
The Company’s financial assets and liabilities as at December 31, 2024 are denominated in United States Dollars, Canadian Dollars, and Mexican Pesos, and are set out in the following table:
	Canadian Dollars	US Dollars	Mexican Pesos	Total
Financial assets
Cash	$12	$292	$62	$366
Receivables – other	—	213	—	213
	12	505	62	579
Financial liabilities
Accounts payable and accrued liabilities	(524)	(7,401)	(3,063)	(10,988)
Lease liability	(26)	—	—	(26)
Warrant liability	(1,446)	—	—	(1,446)
Net financial liabilities	$(1,984)	$(6,896)	$(3,001)	$(11,881)
The Company’s reported results will be affected by changes in the US dollar to Canadian dollar and US dollar to Mexican Pesos exchange rate. As of December 31, 2025, a 10% appreciation of the Canadian dollar relative to the US dollar would have decreased net financial assets by approximately $4,045

(December 31, 2024 — $221). A 10% depreciation of the US Dollar relative to the Canadian dollar would have had the equal but opposite effect. A 10% appreciation of the Mexican Pesos relative to the US dollar would have decreased net financial asset by approximately $1,196 (December 31, 2024 — $288) and a 10% depreciation of the Mexican Pesos would have had an equal but opposite effect. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risk.
The table below summarizes the maturity profile of the Company’s financial liabilities.
December 31, 2025	Current — within 1 year	Non-current — 1 to 3 years
Accounts payable and accrued liabilities	$25,202	$—
Lease liability	10	28
Royalty payable	251	4,033
Liabilities held for sale	422	—
	$25,885	$4,061
December 31, 2024	Current — within 1 year	Non-current — 1 to 3 years
Accounts payable and accrued liabilities	$10,988	$—
Lease liability	11	15
	$10,999	$15
7   Inventory
	December 31, 2025	December 31, 2024
Consumable supplies	$3,002	$792
Work in progress	5,839	1,133
Finished goods	6,663	278
Stockpile	672	—
	$16,176	$2,203
Cost of sales represents the amount of product inventory recognized as an expense. All of the Company’s inventory on hand are located at the Cerro Prieto mine in Mexico. During the year ended December 31, 2025, a $87 (2024 — $599) impairment was recorded in inventory.
8   Property, plant and equipment
	Cost December 31, 2023	Additions	Disposals	December 31, 2024	Additions	Additions Per Molimetales Acquisition (Note 13)	Disposals	December 31, 2025
Plant and mining equipment	$12,784	$149	$—	$12,933	$2,627	$16,385	$—	$31,945
Machinery	2,865	64	(103)	2,826	589	—	—	3,415
Office and furniture	264	—	(82)	182	17		—	199
Vehicles	936	—	—	936	124	—	(4)	1,056
Lab equipment	97	—	—	97	49	—	—	146
	$16,946	$213	$(185)	$16,974	$3,406	$16,385	$(4)	$36,761

	Accumulated Depreciation December 31, 2023	Depreciation	Disposals	December 31, 2024	Depreciation	Disposals	December 31, 2025
Plant and mining Equipment	$11,079	$610	$—	$11,689	$631	$—	$12,320
Machinery	2,761	52	(103)	2,710	132	—	2,842
Office and furniture	264	—	(82)	182	2	—	184
Vehicles	868	42	—	910	29	(4)	935
Lab equipment	91	6	—	97	5	—	102
	$15,063	$710	$(185)	$15,588	$799	$(4)	$16,383
Depreciation on property, plant and equipment for the year ended December 31, 2025 is $799 (2024 — $710) of which $644 (2024 — $646) is recorded as a cost of the mine, $nil (2024 — $nil) was recorded in exploration and evaluation assets and $155 (2024 — $64) is included in inventory.
Carrying amount	December 31, 2025	December 31, 2024
Plant and mining equipment	$19,625	$1,244
Machinery	573	116
Office and furniture	15	—
Vehicles	121	26
Lab equipment	44	—
	$20,378	$1,386
9   NAFTA claim
On September 1, 2006, the Company entered into an Earn in/Option Agreement (“the Agreement”) with DynaResource de Mexico S.A. de C.V. (“DynaMexico”) and its parent company, DynaResource, Inc. (“DynaUSA”). Under the Agreement, the Company had the right to earn up to a 50% equity interest in DynaMexico by funding up to $18 million in exploration and development expenditures on the San Jose de Gracia property (“SJG”). On March 14, 2011, the Company completed its Earn in/Option Agreement with DynaMexico for its 50% equity interest by reaching the expenditure funding requirement of $18 million. Subsequent to this date there have been legal claims filed in Mexico and the United States which resulted in the foreclosure of the Company’s share ownership.
On October 13, 2015, the Company was made aware of a news release disseminated by DynaMexico which claimed DynaMexico was awarded a $48 million judgement against the Company’s subsidiary Goldgroup Resources Inc. The Company’s position in response to the $48 million claim is that the Company was never notified of the purported court case, and does not recognize any of the claims mentioned therein and is of the belief that such claims are entirely without merit. The Company pursued the case to the Mexican Supreme Court level to get the judgment overturned.
On December 6, 2019, the 11th Federal Circuit Collegiate Court in México denied Goldgroup’s amparo regarding the $48 million claim and on February 20, 2020 a Mexico City court issued a judgment in favour of DynaMexico.
On December 4, 2020, DynaMexico filed another claim seeking recognition of the judgment under the Texas Uniform Foreign-County Money Judgment Recognition Act. The Company filed a Special Appearance, Motion to Dismiss for Improper Venue, and Motion for Non-Recognition in response. A hearing was held on the Special Appearance and Motion to Dismiss for Improper Venue on February 8, 2021 and on May 12, 2021, the 134th Judicial District Court, as a District Court of the State of Texas, ruled it is not required to recognize DynaMexico’s foreign judgment from the country of Mexico. DynaUSA has appealed this decision and the appeal has been fully briefed and oral arguments were held on April 20, 2022. On May 2, 2023, the court of appeals dismissed DynaUSA’s appeal.

On March 6, 2023, the Company announced that its subsidiary, Goldgroup Resources, filed a Request for Arbitration on February 17, 2023 with the International Centre for Settlement of Investment Disputes (“ICSID”) against the United Mexican States. The treatment and inaction by the Mexican courts have resulted in a judicial expropriation of Goldgroup Resources’ investment in DynaMexico and a denial of justice in breach of Mexico’s obligations under the North American Free Trade Agreement (“NAFTA”). On February 7, 2024, Goldgroup Resources filed its Memorial on the Merits related to the NAFTA claim and received Mexico’s Counter Memorial on the Merits and Memorial on Jurisdiction on June 19, 2024. On December 12, 2024, Goldgroup Resources filed its Reply on the Merits and Counter Memorial on Jurisdiction and received Mexico’s Rejoinder on the Merits and Reply on Jurisdiction on April 28, 2025. On June 11, 2025, Goldgroup Resources filed its Rejoinder on Jurisdiction. On August 15, 2025, Goldgroup Resources and Mexico filed their respective Comments on the Non-Disputing Party Submissions filed by Canada and the United States of America pursuant to NAFTA Article 1128. On September 23, 2025, Goldgroup Resources’ damages experts filed a Supplemental Report on Quantum, and Goldgroup Resources received the Supplemental Report on Quantum of Mexico’s damages experts on November 18, 2025. Goldgroup Resources is seeking monetary damages as a result of Mexico’s breaches of NAFTA, as well as declarations from the arbitral tribunal to counter any potentially detrimental consequences stemming from the continued existence of the $48 million judgment issued by the Mexican courts in favour of DynaMexico.
10   Mineral property
Mineral property	Cerro Prieto	Esperanza Extension	San Francisco	Total
Balance, December 31, 2023	$240	$—	$—	$240
Transfer from exploration and evaluation asset (Note 12)	—	419	—	419
Depletion	(93)	(98)	—	(191)
Change in decommissioning obligation (Note 15)	(51)	(110)	—	(161)
Balance, December 31, 2024	96	211	—	307
Acquired (Note 13)	—	—	13,766	13,766
Depletion	—	(127)	—	(127)
Balance, December 31, 2025	$96	$84	$13,766	$13,946
The Company’s Cerro Prieto mining concessions have an existing 2% net smelter royalty (“NSR”).
During the year ended December 31, 2025, the Company acquired the San Francisco mine (Note 13). The San Francisco Mine is a large-scale, formerly producing open pit gold mine. The San Francisco Project encompasses concessions in the north central portion of the state of Sonora, Mexico, north of the state capital, Hermosillo.
The operation is comprised of two previously producing open pits (San Francisco and La Chicharra), together with heap leach processing facilities and associated infrastructure located close to the San Francisco pit.
The Company’s San Francisco mining Project has the following obligations owed to SA Targeted Investing Corp., a subsidiary of Royal Gold Inc. (“Royal Gold”):
(i)
Gold Delivery:   Commencing 5 (five) business days after restart of operations, and every month thereafter, deliver 75 gold ounces per month for 20 months; (Note 13)

(ii)
Net Smelter Royalty:   the Company will pay to Royal Gold a 1% NSR on each of the following mining concessions: San Francisco, Patricia, Norma, La Pima, Dulce, and San Judas. The NSR will commence once the Gold Delivery obligation is complete.

11   Assets and liabilities held for sale
On August 13, 2024, the Company entered into an agreement (the “Agreement”) to acquire all of the interests owned by a group of creditors (the “Creditor Group”) who own a loan facility pursuant to which various advances were made to Minera Apolo, S.A. de C.V. (“Apolo”) (the “Loan Facility”). The outstanding amount under the Loan Facility is currently approximately USD $2.7 million and the facility was secured against the assets and shares of Apolo located in San Luis Potosi, Mexico. In consideration for the acquisition of the Loan Facility from the Creditor Group, the Company agreed to issue 50 million common shares pro rata to the members of the Creditor Group, pay cash consideration of $0.5 million within 18 months of the closing date of the Agreement, and pay $1.5 million in contingent consideration which is only due upon the completion of certain criteria, including a positive pre-feasibility study at the Pinos Project, the advancement of the project into commercial production, publishing an updated 43-101 with greater than 200,000 ounces of contained gold equivalent ounces for the Pinos Project, or the Company’s owned interest in the Pinos Project falling to less than 51%.
On January 16, 2025, the Company obtained TSX-V approval for the acquisition of the Loan Facility and began the process of enforcing its rights under its security provisions.
On March 7, 2025, the Company entered into an Agreement to Suspend Enforcement Proceedings (the “Non-Enforcement Agreement”) dated March 6, 2025, with Candelaria Mining Corporation (“CMC”), who is the 100% owner of Apolo, with respect to the Loan Facility.
Pursuant to the terms of the Non-Enforcement Agreement, CMC will deliver all of the issued and outstanding shares of Apolo to the Company provided that certain conditions set out in the Non-Enforcement Agreement are satisfied, including receipt of all required approvals from the TSX Venture Exchange (“TSXV”). As part of the agreement, the Company agreed to:
•
Settle the approximately USD $2,703 owed on the Loan Facility;

•
Make a cash payment of USD $89 within five (5) days of receipt of all necessary approvals from the TSXV required by the Company and CMC to complete the transactions;

•
Make a cash payment of USD $89 on the later of (i) the delivery of the Apolo Shares to the Company, or (ii) six months after receipt of the TSXV Approvals, provided that the Apolo Shares have been delivered to the Company by such date; and

•
Issue 716,667 common shares of the Company.

On June 30, 2025, the Company obtained 100% ownership of the outstanding shares of Apolo.
Apolo is the 100% owner of the fully permitted gold project located east of the capital Zacatecas in the state of Zacatecas, Mexico (the “Pinos Project”).
Purchase Consideration
50,000,000 common shares issued for debt purchase (CAD $0.97)	$35,454
716,667 common shares issued to Candelaria (CAD $0.97)	$508
Cash to Candelaria	$178
Acquisition payable	$500
Acquisition costs	$8
Total consideration	$36,648
Purchase Price Allocation
Cash	$24
IVA receivable	$1,171
Prepaids	$108
Pinos project	$35,573
Accounts payable	$(228)
Total consideration	$36,648
On December 31, 2025, the Company entered into a Share Purchase Agreement where it has agreed to sell all the Apolo Shares to a private arm’s length British Columbia company (the “Purchaser”) in consideration of the payment of $5,000 in stages, with $2,450 ($2,445 received as at December 31, 2025) deposit payable on signing which will be refunded if the transaction does not close by February 16, 2026, $550 to be paid on closing and $2,000 to be secured by a promissory note and paid on or before the date that is six (6) months from the closing date. Further, the Purchaser has agreed to assume any and all liabilities of the Company associated with Apolo acquisition, including the assumption of $400 remaining payable on the original purchase agreement in addition to debt in the amount of $1,500 payable to the previous owners of Apolo that will be triggered by the sale of Apolo. The Company concluded that the sale meet the definition of an asset held for sale. Subsequent to December 31, 2025, the Company closed the sale of the Pinos Project.
As at December 31, 2025, the impairment of the proposed sale is calculated as follows:
Impairment
Cash consideration	$5,000
Assumption of payables	400
Assets of Pinos Project	(997)
Liabilities of Pinos Project	22
Carrying value of the Pinos Project	(35,573)
Impairment	$31,148
As at December 31, 2025, assets available for sale included:
December 31, 2025
Cash	$35
Receivables	842
Prepaids	121
Carrying value of the Pinos Project	4,425
$5,423
As at December 31, 2025, liabilities available for sale included:
December 31, 2025
Accounts payable	$422
$422
12   Exploration and evaluation assets
Exploration and evaluation assets
Ending balance, December 31, 2023	$419
Transfer to mineral property	(419)
Ending balance, December 31, 2024	$—
Drilling and exploration services	1,354
Field supplies and materials	135
Ending balance, December 31, 2025	$1,489
During the year ended December 31, 2024, the Company started ore extraction from the Esperanza extension and determined that Esperanza was in the condition necessary for it to be capable of operating in the manner intended by management and therefore transferred the carrying amount from evaluation and exploration assets to mineral property (note 10).
During the year ended December 31, 2025, the Company commenced an exploration program and identified additional mining areas within its concessions, that the Company is adding to its mine plan.

13   Molimentales acquisition
On December 23, 2025, the Company acquired all of the issued and outstanding Series “A” shares in the fixed capital and all the issued and outstanding Series “B” shares in the variable capital (collectively the “Molimentales Shares”) of Molimentales del Noroeste, S.A. de C.V. (“Molimentales”) through a Concurso Mercantil process (restructuring proceeding equivalent to Chapter 11 in the United States). The Company has received approval from the Second District Court for Commercial Bankruptcy Matters (the “Mexican Court”) to the plan of arrangement (the “Plan of Arrangement”) the Company filed with the Mexican Court under the Concurso Mercantil process.
As part of the acquisition, the Company acquired 60.24% of the debts owed to certain major creditors (the “Major Creditors”) as recognized by the Mexican Court for $8,971 of which of $1,417 remains to be paid. Under the terms of the Plan of Arrangement, the Company has agreed to pay $2,566 in three equal installments in December 2026, 2027 and 2028 to the remaining creditors holding 39.76% of the recognized debt in addition to all outstanding mining concession fees (including penalties and interest), taxes, fees owed to the National Water Commission, supplier debts and certain expenses related to the Concurso proceedings currently estimated at approximately $8,026. Some of the payments described above are facilitated through the Company acquiring the Molimentales Shares by paying the owners of the Molimentales Shares MXN$100 and capitalizing Molimentales with MXN$99,900 for a total of MXN$100,000. The Company determined that the acquisition met the definition of an asset acquisition.
Purchase Consideration
Debt purchased	$8,971
Credit for debt owned by the Company	(3,274)
Molimentales Shares purchased	6
Transaction costs	1,750
Total consideration	$7,453
Purchase Price Allocation
Cash	$12
IVA receivable	489
Inventory	1,890
Plant and mining equipment (Note 8)	16,385
Mineral property (Note 10)	13,766
Accounts payable	(14,600)
Royalty payable* (Note 10)	(4,284)
Asset retirement obligation (Note 15)	(6,205)
Total consideration	$7,453

*
The Royalty Payable was estimated using a discounted cash flow method. Projected royalty receipts were calculated based on 75 ounces per month and forecast gold prices over the payment period, then discounted to December 23, 2025 at rates of 18.0% to 24.0% to reflect asset-specific risk. This produced a fair value range of $4,100 to $4,470, with a selected value of $4,284.

14   Loans and advances payable
During the year ended December 31, 2023, the Company received an advance of $100, which bore interest at 12% per annum and was to be repaid on June 15, 2025. During the year ended December 31, 2024, the Company received approval to have the advance convertible into units of the Company at CAD $0.10 per unit at a fixed FX rate of 0.76 USD to CAD at the election of the holder. Each unit will be comprised of one common share of the Company and one-half purchase warrant, with each full purchase warrant exercisable for one common share of the Company at an exercise price of CAD $0.20 per warrant expiring June 15, 2025.

The convertible debt instrument is a compound instrument which is required to be bifurcated to record the fair value of the separate debt and equity components. The fair value of the debt was determined using a discounted cash flow model based on an estimated discount rate for equivalent debt of 18% and the residual portion of $4 was allocated to the equity component.
Advances	December 31, 2025	December 31, 2024
Opening balance	$—	$100
Interest	—	9
Transfer to convertible debenture	—	(100)
Transfer to accounts payable and accrued liabilities	—	(9)
Total	$—	$—
Convertible debenture	December 31, 2025	December 31, 2024
Opening balance	$—	$—
Transfer from advances	—	100
Equity portion	—	(4)
Transaction costs	—	(4)
Accretion	—	8
Repayment	—	(100)
Total	$—	$—
During the year ended December 31, 2024, the Company repaid $100 of the convertible debt.
15   Decommissioning obligations
The Company’s estimates of future decommissioning and restoration for reclamation and closure costs for its mine and exploration and evaluation assets are based on reclamation standards that meet Mexican regulatory requirements. Elements of uncertainty in estimating these amounts include potential changes in regulatory requirements, reclamation plans and cost estimates, discount rates and timing of expected expenditures.
The undiscounted amount of estimated cash flows required to settle the Cerro Prieto decommissioning and reclamation costs is estimated at $2,241 (2024 — $2,241). The undiscounted amount of estimated cash flows required to settle the San Francisco decommissioning and reclamation costs is estimated at $9,119 (2024 — $nil). The key assumptions on which this estimate was based on are:
i)
Cerro Prieto’s expenditure’s present value is $2,241 (2024 — $2,121), reflecting anticipated cash flows to be incurred over approximately the next year. The Company recorded accretion of $120 (2024 — $156) included in finance costs (note 21) on the statement of loss and comprehensive loss for the year ended December 31, 2025. As at December 31, 2025 the discounted cash flows are calculated using an inflation rate of 3.79% (2024 — 3.79%) and a risk-free rate of 9.46% (2024 — 9.46%).

ii)
San Francisco’s expenditure’s present value is $6,205 (2024 — $nil), reflecting anticipated cash flows to be incurred over approximately the next eight years. As at December 31, 2025, the discounted cash flows are calculated using an inflation rate of 3.62% (2024 — nil) and a risk-free rate of 8.72% (2024 — nil).

The discounted liability for the decommissioning and restoration provision is as follows:
	December 31, 2025	December 31, 2024
Balance, beginning of year	$2,121	$2,126
Addition – Change in estimate (Note 10)	—	(161)
Obligation acquired (Note 13)	6,205	—
Accretion expense	120	156
	$8,446	$2,121
16   Right of use asset and lease liability
Right of use assets	December 31, 2025	December 31, 2024
Opening balance	$22	$85
Recognition of right of use asset	44	—
Derecognition of right of use asset	(20)	—
Less: depreciation	(10)	(63)
Total right of use assets	$36	$22
Lease liabilities	December 31, 2025	December 31, 2024
Opening balance	$26	$82
Recognition of lease liability	44	—
Derecognition of lease liability	(24)	—
Lease payments	(13)	(63)
Lease interest	5	7
	38	26
Less: current portion	(10)	(11)
Classified as long-term liabilities	$28	$15
Undiscounted lease payments	December 31, 2025	December 31, 2024
Not later than a year	$14	$14
Later than a year	33	17
	$47	$31
The Company’s lease relates to an office lease. Interest expense on the lease liabilities for the year ended December 31, 2025 is $5 (2024 — $7). Depreciation of right-to-use assets is calculated using the straight-line method over the remaining lease term. Depreciation of equipment leases is recorded in cost of sales. During the year ended December 31, 2025, the Company incurred $11,593 (2024 — $5,786) for leases with variable lease payments not included in lease liabilities. The variable lease payments relate to certain equipment with consideration based on usage. During the year ended December 31, 2025, the Company received $nil (2024 — $56) from subleasing office space.

17   Warrant liability
Investor warrants	Number of warrants	Weighted average exercise price (C$)	Warrant liability (US$)
Balance, December 31, 2023	1,744,286	$0.50	$11
Warrants granted	18,681,818	0.10	354
Change in fair value	—	—	1,081
Balance, December 31, 2024	20,426,104	$0.13	$1,446
Warrants granted	63,943,177	0.63	12,389
Warrants exercised	(25,925,010)	0.16	(4,903)
Change in fair value	—	—	37,060
Balance, December 31, 2025	58,444,271	$0.67	$45,992
The following table discloses the details for investor warrants outstanding as at December 31, 2025:
Expiry date	Number of warrants	Exercise price (C$)
January 21, 2027	12,980,000	0.15
March 17, 2027	11,666,667	0.45
March 27, 2027	1,205,167	0.45
November 7, 2026	12,743,952	0.75
August 5, 2027	15,000,000	1.10
September 27, 2027	4,848,485	1.05
	58,444,271
Finders warrants	Number of warrants	Weighted average exercise price (C$)
Opening balance, December 31, 2024 and 2023	—	$—
Warrants granted	4,157,415	0.54
Warrants exercised	(2,047,600)	0.16
Balance, December 31, 2025	2,109,815	$0.90
The following table discloses the details for the finders warrants outstanding as at December 31, 2025:
Expiry date	Number of warrants	Exercise price (C$)
March 17, 2027	450,000	0.45
August 5, 2027	1,086,187	1.10
November 7, 2026	293,897	0.75
September 27, 2027	279,731	1.05
	2,109,815
On September 26, 2024, the Company closed a private placement and issued 15,500,000 units at a price of CAD $0.05 per unit, for aggregate gross proceeds of approximately $575 (CAD $775). Each unit consisted of one common share of the Company and one common share purchase warrant, with each warrant exercisable to purchase one share at a price of CAD $0.10 per share until September 26, 2026; provided that if the closing price of the Company’s common shares for a period of 10 consecutive trading days is CAD $0.15 or higher, the Company will have the right to accelerate the expiry date of the warrants upon notice given by press release and the Warrants will thereafter expire on the 30th calendar day after the date of such press release. The fair value of warrants at the date of grant was estimated at $287 using the proportionate allocation method. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.91% risk free interest rate, expected life of 2 years, 134% annualized volatility and 0% dividend rate.
On November 18, 2024, The Company closed a private placement and issued 3,181,818 units at a price of CAD $0.055 per unit for aggregate gross proceeds of up to approximately $125 (CAD $175). Each unit consisted of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $0.10 until November 18, 2026; provided that if the closing price of the Company’s common shares for a period of 10 consecutive trading days is CAD $0.15 or higher, the Company will have the right to accelerate the expiry date of the warrants upon notice given by press release and the warrants will thereafter expire on the 30th calendar day after the date of such press release. The fair value of warrants at the date of grant was estimated at $67 using the proportionate allocation method. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 3.16% risk free interest rate, expected life of 2 years, 129% annualized volatility and 0% dividend rate.
On January 10, 2025, The Company gave notice to the holders of the warrants by press release that an Acceleration Event had occurred during the term of the warrants and the expiry date of the warrants was thereby accelerated to thirty (30) days after the date of the notice, resulting in a new expiry date of February 9, 2025. A total of 18,681,818 warrants were exercised at CAD $0.10 per common share and upon exercise of the warrants, the Company received gross proceeds of $1,295 (CAD $1,868). The Company recorded an allocation of $1,306 from warrant liability to share capital on exercise of the warrants.
On January 21, 2025, the Company closed a private placement and issued 35,000,000 units at CAD $0.10 per unit for gross proceeds of $2,366 (CAD $3,500). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.15 until January 21, 2027. The Company paid cash finder’s fees of $142 and issued 2,025,600 finder’s warrants to a finder in connection with the offering. The finder’s warrants have the same terms and conditions as the warrant. The fair value of the warrants per the private placement at the date of grant was estimated at $1,030 using the proportionate allocation method and the fair value of the finders warrants was estimated at $208. These warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.92% risk free interest rate, expected life of 2 years, 127% annualized volatility and 0% dividend rate. The Company incurred $18 in transaction fees related to the private placement.
On March 17, 2025, the Company closed a private placement and issued 23,333,334 units at CAD $0.30 per unit for gross proceeds of approximately $4,893 (CAD $7,000). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 17, 2027. As part of the private placement, the Company issued 900,000 finder’s units allocated between the first and second tranches. Each finder’s unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 17, 2027. The fair value of warrants per the private placement at the date of grant was estimated at $1,777 using the proportionate allocation method and the fair value of the finders warrants was estimated at $115. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.55% risk free interest rate, expected life of 2 years, 126% annualized volatility and 0% dividend rate.
On March 28, 2025, the Company closed a second tranche closing of its non-brokered private placement. For the second tranche, the Company issued an additional 2,583,330 units at CAD $0.30 per unit for gross proceeds of approximately $604 (CAD $775) Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 28, 2027. The fair value of warrants per the private placement at the date of grant was estimated at $255 using the proportionate allocation method. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.55% risk free interest rate, expected life of 2 years, 127% annualized volatility and 0% dividend rate. The Company incurred $29 in transaction fees related to the private placement.

On May 7, 2025, the Company closed a private placement and issued a total of 27,272,727 units at CAD $0.55 per unit for gross proceeds of $11,117 (CAD $15,000). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.75 until November 7, 2026. The Company paid cash finder’s fees of $4 and issued 631,794 finder’s units to a finder in connection with the offering. The finder’s units have the same terms and conditions as the warrants. The fair value of warrants per the private placement at the date of grant was estimated at $3,862 using the proportionate allocation method and the fair value of the finders warrants was estimated at $138. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.51% risk free interest rate, expected life of 1.5 years, 108% annualized volatility and 0% dividend rate. The Company incurred $55 in transaction fees related to the private placement.
On August 5, 2025, the Company closed a private placement financing and issued 15,000,0000 units at a price of CAD $0.80 per unit for aggregate gross proceeds of $8,709 (CAD $12,000). Each unit comprises one common share and one common share purchase warrant. Each warrant is exercisable into one common share at a price of CAD $1.10 per share until August 5, 2027. The Company issued 1,086,187 finder’s units to finders in connection with the private placement. Each finder’s unit consists of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $1.10 until August 5, 2027. The fair value of warrants per the private placement at the date of grant was estimated at $4,159 using the proportionate allocation method and the fair value of the finders warrants was estimated at $576. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.69% risk free interest rate, expected life of 2.0 years, 120% annualized volatility and 0% dividend rate. The Company incurred $47 in transaction fees related to the private placement.
On September 12, 2025, the Company closed a private placement financing and issued 4,848,485 units at a price of CAD $0.825 per unit for aggregate gross proceeds of $2,886 (CAD $4,000). Each unit comprises one common share and one common share purchase warrant. Each warrant is exercisable into one common share at a price of CAD $1.05 per share until September 12, 2027. The Company issued 78,013 finder’s units and 201,718 finders warrants to finders in connection with the private placement. Each finder’s unit consists of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $1.05 until September 12, 2027. The fair value of warrants per the private placement at the date of grant was estimated at $1,306 using the proportionate allocation method and the fair value of the finders warrants was estimated at $138. The warrants were valued using the Black-Scholes option pricing model with the following weighted average assumptions: 2.50% risk free interest rate, expected life of 2.0 years, 115% annualized volatility and 0% dividend rate. The Company also paid cash finders fees of $139 and incurred $21 in transaction fees related to the private placement.
The fair value allocated to the warrants as at December 31, 2025, was $45,992 (December 31, 2024 — $1,446) and was recorded as a derivative financial liability as these warrants were exercisable in Canadian dollars, differing from the Company’s functional currency. The unrealized loss recognized in the statements of loss and comprehensive loss for the year ended December 31, 2025, was $37,017 (2024 — loss $1,081).
The fair value of the warrants was calculated using the Black-Scholes Option Pricing Model. Option pricing models require the input of highly speculative assumptions, including the expected future price volatility of a Company’s shares. Changes in these assumptions can materially affect the fair value estimate and, therefore, existing models do not necessarily provide a reliable single measure of the fair value of the Company’s warrants.
	December 31, 2025	December 31, 2024
Expected warrant life	1.24 years	1.65 years
Expected stock price volatility	95%	123.33%
Dividend payment during life of warrant	Nil	Nil
Expected forfeiture rate	Nil	Nil
Risk free interest rate	2.58%	2.93%

	December 31, 2025	December 31, 2024
Weighted average strike price CAD	$0.67	$0.13
Weighted average fair value per warrant CAD	$1.08	$0.0102
Weighted average share price CAD	$1.56	$0.16
18   Share capital
(i)
Share capital

The Company’s authorized share capital consists of an unlimited number of common shares without par value.
Fiscal 2025
On January 21, 2025, the Company closed a private placement and issued 35,000,000 units at CAD $0.10 per unit for gross proceeds of $2,366 (CAD $3,500). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.15 until January 21, 2027. The Company paid cash finder’s fees of $142 and issued 2,025,600 finder’s warrants to a finder in connection with the offering. The finder’s warrants have the same terms and conditions as the warrant. The Company incurred $18 in transaction fees related to the private placement.
On March 17, 2025, the Company closed a private placement and issued 23,333,334 units at CAD $0.30 per unit for gross proceeds of approximately $4,893 (CAD $7,000). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 17, 2027. As part of the private placement, the Company issued 900,000 finder’s units. Each finder’s unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 17, 2027.
On March 28, 2025, the Company closed a second tranche closing of its non-brokered private placement. For the second tranche, the Company issued an additional 2,583,330 units at CAD $0.30 per unit for gross proceeds of approximately $604 (CAD $775). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.45 until March 28, 2027. In aggregate, the Company has issued 25,916,664 units for gross proceeds of approximately CAD $7,775 inclusive of the first tranche closing and second tranche closing. The Company incurred transaction costs of $29 in relation to the private placement.
On May 7, 2025, the Company closed a private placement and issued a total of 27,272,727 units at CAD $0.55 per unit for gross proceeds of $11,117 (CAD $15,000). Each unit consists of one common share and one-half common share purchase warrant, with each full warrant being exercisable to purchase one common share at a price of CAD $0.75 until November 7, 2026. The Company paid cash finder’s fees of $4 and issued 631,794 finder’s units to a finder in connection with the offering. The finder’s units have the same terms and conditions as the warrants. The Company incurred transactions costs of $55 in relation to the private placement.
On August 5, 2025, the Company closed a private placement financing and issued 15,000,0000 units at a price of CAD $0.80 per unit for aggregate gross proceeds of $8,709 (CAD $12,000). Each unit comprises one common share and one common share purchase warrant. Each warrant is exercisable into one common share at a price of CAD $1.10 per share until August 5, 2027. The Company issued 1,086,187 finder’s units to finders in connection with the private placement. Each finder’s unit consists of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $1.10 until August 5, 2027. The Company incurred $47 in transaction fees related to the private placement.

On September 12, 2025, the Company closed a private placement financing and issued 4,848,485 units at a price of CAD $0.825 per unit for aggregate gross proceeds of $2,886 (CAD $4,000). Each unit comprises one common share and one common share purchase warrant. Each warrant is exercisable into one common share at a price of CAD $1.05 per share until September 12, 2027. The Company issued 78,013 finder’s units and 201,718 finders warrants to finders in connection with the private placement. Each finder’s unit consists of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $1.05 until September 12, 2027. The Company also paid cash finders fees of $139 and incurred $21 in transaction fees related to the private placement.
During the year ended December 31, 2025, the Company issued 27,972,609 common shares as a result of warrant exercises for gross proceeds of approximately $3,154 (CAD $4,447).
During the year ended December 31, 2025, the Company issued 1,662,500 common shares as a result of option exercises for gross proceeds of approximately $48 (CAD $67).
Fiscal 2024
On September 26, 2024, the Company closed a private placement and issued 15,500,000 units at a price of CAD $0.05 per unit, for aggregate gross proceeds of approximately $575 (CAD $775). Each unit consisted of one common share of the Company and one common share purchase warrant, with each warrant exercisable to purchase one share at a price of CAD $0.10 per share until September 26, 2026; provided that if the closing price of the Company’s common shares for a period of 10 consecutive trading days is CAD $0.15 or higher, the Company will have the right to accelerate the expiry date of the warrants upon notice given by press release and the Warrants will thereafter expire on the 30th calendar day after the date of such press release. The Company incurred $11 in transaction costs in relation to the private placement.
On November 18, 2024, The Company closed a private placement and issued 3,181,818 units at a price of CAD $0.055 per unit for aggregate gross proceeds of up to approximately $125 (CAD $175). Each unit consisted of one common share and one common share purchase warrant, with each warrant being exercisable to purchase one common share at a price of CAD $0.10 until November 18, 2026; provided that if the closing price of the Company’s common shares for a period of 10 consecutive trading days is CAD $0.15 or higher, the Company will have the right to accelerate the expiry date of the warrants upon notice given by press release and the warrants will thereafter expire on the 30th calendar day after the date of such press release. The Company incurred $2 in transaction costs in relation to the private placement.
(ii)   Share based compensation
The Company has adopted a share option plan for which options to acquire up to 10% of the issued share capital, at the award date, may be granted to eligible optionees from time to time. Generally, share options granted have a maximum term of ten years, and a vesting period and exercise price determined by the directors. The exercise price may not be less than the closing quoted price of the Company’s common shares traded through the facilities of the exchange on which the Company’s common shares are listed. As at December 31, 2025, the remaining share options available for issue under the plan were 22,963,562 (December 31, 2024 — 2,192,497).
Total share options granted during the year ended December 31, 2025 was nil (2024 — 1,500,000). Total share-based compensation expense recognized for the fair value of share options granted and vested during the year ended December 31, 2025 was $33 (2024 — $141).
During the year ended December 31, 2025, the Company issued 1,662,500 common shares as a result of option exercises for gross proceeds of approximately $48 (CAD $67).

The fair value of the share options granted during the year ended December 31, 2024 was estimated on the date of grant using the Black-Scholes Option Pricing Model with the following weighted average assumptions:
	December 31, 2025	December 31, 2024
Expected option life	—	2 years
Expected stock price volatility	—	162.07%
Dividend payment during life of option	—	Nil
Expected forfeiture rate	—	Nil
Risk free interest rate	—	3.25%
Weighted average strike price	—	$0.075
Weighted average fair value per option	—	$0.061
Weighted average share price	—	$0.080
	December 31, 2025		December 31, 2024
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price
Outstanding – beginning of year	7,950,000	$0.047	7,990,000	$0.099
Granted	—	—	1,500,000	0.075
Expired/forfeited	—	—	(1,540,000)	0.350
Exercised	(1,662,500)	0.04	—	—
Outstanding – end of year	6,287,500	$0.048	7,950,000	$0.047
The following table discloses the number of options and vested options outstanding as at December 31, 2025:
	Options Outstanding			Options Exercisable
Exercise price (C$/option)	Options outstanding	Weighted average remaining contractual life (years)	Weighted average exercise price (C$/option)	Options outstanding and exercisable	Weighted average remaining contractual life (years)	Weighted average exercise price (C$/option)
$0.04	4,787,500	2.84	$0.04	4,787,500	2.84	$0.04
$0.075	1,500,000	0.65	$0.075	1,500,000	0.65	$0.075
Outstanding – end of year	6,287,500	2.32	$0.048	6,287,500	2.32	$0.048
19   Related party transactions
The Company’s related parties include its subsidiaries, associates over which it exercises significant influence, and key management personnel. Key management personnel are those persons having the authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly. Key management personnel include officers, directors or companies with common directors of the Company. The remuneration of the Company’s directors and other key management personnel during the years ended December 31, 2025 and 2024, are as follows:
	2025	2024
Short-term employee benefits included in salary and consulting	$240	$439
Director’s fees included in professional fess	123	95
Share-based compensation	6	65
Consulting fees included in salary and consulting	—	72
	$369	$671

Short-term employee benefits include salaries incurred within the last twelve months of the statement of financial position date and other annual employee benefits.
At December 31, 2025, accounts payable and accrued liabilities includes $76 (December 31, 2024 — $403) owing to a director and/or officer and/or companies controlled by the directors.
During the year ended December 31, 2025, the Company paid consulting fees totalling $nil (2024 — $72) to companies controlled by an ex-director.
Amounts owing to or from related parties are non-interest bearing, unsecured and due on demand.
20   Cost of sales
	For year ended December 31,
	2025	2024
Mining	$16,496	$7,573
Crushing	3,166	2,568
Leaching	3,010	2,430
Plant and laboratory	2,217	1,801
Mine administration	2,476	1,812
Royalty	444	304
Change in inventory	(11,562)	891
Other	750	54
	$16,997	$17,433
21   Finance cost
		For year ended December 31,
	Note	2025	2024
Accretion – decommissioning obligations	15	$120	$156
Interest on lease liability	16	5	7
Interest on convertible debt	14	—	9
Amortization of transaction costs	14	—	8
Other finance cost		—	(21)
		$125	$159
22   Income tax
	For the year ended
	December 31, 2025	December 31, 2024
Current income tax expense	$—	$134
Deferred income tax (recovery) expense	—	—
	$—	$134

The tax effects of temporary differences between amounts recorded in the Company’s accounts and the corresponding amounts as computed for income tax purposes give rise to deferred tax assets (liabilities) as follows:
December 31, 2025	Canada	Mexico	Total
Tax loss carry-forwards	$10	$3,006	$3,016
Mineral property	—	22	22
Property, plant and equipment	—	213	213
Development and operating mine properties	—	(103)	(103)
Royalty deduction	—	705	705
Other	(10)	(3,843)	(3,853)
Deferred tax liability	$—	$—	$—
December 31, 2024	Canada	Mexico	Total
Tax loss carry-forwards	$6	$1,127	$1,133
Mineral property	—	141	141
Property, plant and equipment	—	(208)	(208)
Development and operating mine properties	—	(380)	(380)
Other	(6)	(680)	(686)
Deferred tax liability	$—	$—	$—
At December 31, 2025, no deferred tax assets are recognized on the following temporary differences or it is not probable that sufficient future taxable profit will be available to realize such assets:
December 31, 2025	Canada	Mexico	Total
Tax loss carry-forwards	$8,552	$17,005	$25,557
Investment	6,392	—	6,392
Mineral property	—	2,283	2,283
Property, plant and equipment	—	6	6
Decommissioning obligations	—	2,616	2,616
Royalty deduction	—	—	—
Other	722	243	966
Unrecognized deferred tax assets	$15,666	$22,153	$37,820
December 31, 2024	Canada	Mexico	Total
Tax loss carry-forwards	$8,218	$3,776	$11,994
Investment	2,045	—	2,045
Mineral property	—	2,174	2,174
Property, plant and equipment	324	462	786
Decommissioning obligations	—	767	767
Royalty deduction	—	581	581
Other	198	657	855
Unrecognized deferred tax assets	$10,785	$8,417	$19,202
The Company has non-capital losses of approximately $31,600 (2024 — $30,500) to reduce future income tax payable in Canada which expire between the years 2026 and 2045.
In Mexico, the Company has losses of approximately $69,100 (2024 — $16,300) to reduce income tax in Mexico which expire between 2026 and 2036.

The provision for income tax differs from the amount calculated using Canadian federal and provincial statutory income tax rate of 27% (2024 — 27%) as follows:
	Year ended December 31,
	2025	2024
Expected income tax recovery	$(17,849)	$(634)
Non-deductible items	12,598	1,392
Foreign exchange	1,382	1,604
Royalty deduction	—	134
Other	(13,713)	(197)
Deferred tax assets not recognized	17,582	(2,165)
Income tax expense	$—	$134
23   Segmented disclosure
The Company operates in two geographical and two operating segments. The operating segments are managed separately based on the nature of operations. Mining operations consists of the Cerro Prieto and Esperanza projects currently operational
All of the Company’s revenue is generated in Mexico. Other selected financial information by geographical segment is as follows:
	As at December 31, 2025			As at December 31, 2024
	Canada	Mexico	Total	Canada	Mexico	Total
Assets
Cash and cash equivalents	$6,647	$2,964	$9,611	$14	$352	$366
Other receivables and prepaid expenses	83	4,522	4,605	14	1,917	1,931
Inventory	—	16,176	16,176	—	2,203	2,203
Assets held for sale	—	5,423	5,423	—	—	—
Right of use assets	36	—	36	22	—	22
Property, plant and equipment	—	20,378	20,378	—	1,386	1,386
Mineral property	—	13,946	13,946	—	307	307
Exploration and evaluation asset	—	1,489	1,489	—	—	—
Liabilities
Accounts payable and accrued liabilities	(3,531)	(21,671)	(25,202)	(4,052)	(6,936)	(10,988)
Warrant liability	(45,992)	—	(45,992)	(1,446)	—	(1,446)
Lease liabilities	(38)	—	(38)	(26)	—	(26)
Deposit received on proceeds of sale	(2,445)	—	(2,445)	—	—	—
Liabilities held for sale	(422)	—	(422)	—	—	—
Royalty payable	—	(4,284)	(4,284)	—	—	—
Decommissioning obligations	—	(8,446)	(8,446)	—	(2,121)	(2,121)

Selected financial information by operating segments is as follows:
	As at December 31, 2025				As at December 31, 2024
	Production	Corporate	Exploration	Total	Production	Corporate	Total
Assets
Cash and cash equivalents	$2,964	$6,647	$—	$9,611	$352	$14	$366
Other receivables and prepaid expenses	4,522	83	—	4,605	1,917	14	1,931
Inventory	16,176	—	—	16,176	2,203	—	2,203
Right of use asset	—	36	—	36	—	22	22
Property, plant and equipment	20,378	—	—	20,378	1,386	—	1,386
Assets held for sale	—	—	5,423	5,423	—	—	—
Exploration assets	—	—	1,489	1,489	—	—	—
Mineral property	13,946	—	—	13,946	307	—	307
Total assets	$57,986	$6,766	$6,912	$71,664	$6,165	$50	$6,215
For the year ended December 31, 2025
	Corporate	Mining and Exploration	Total
Revenue	$—	$22,981	$22,981
Loss before income taxes	$(67,270)	$(1,110)	$(68,380)
For the year ended December 31, 2024
	Corporate	Mining and Exploration	Total
Revenue	$—	$20,369	$20,369
Loss before income taxes	$(2,258)	$(83)	$(2,341)
24   Commitments
a.
In 2011, the Company acquired the Caballo Blanco project held previously by Almaden Minerals Ltd. (“Almaden”). As part of the consideration, the Company may have to issue up to an additional 0.7 million common shares of the Company upon achievement of certain project milestones. As a result, the Company has recorded a contingent share consideration of $3,305 (December 31, 2024 — $3,305). Subsequent to the sale of Caballo Blanco to Timmins Gold in fiscal 2014 and further sale from Timmins Gold to Candelaria Mining Corp. in 2016, the terms of these contingent shares remained unchanged. Pursuant to a plan of arrangement the right to receive shares has been transferred to Almadex Minerals Limited.

b.
During the year ended December 31, 2025, the Company acquired the Pinos project and agreed to pay $1.5 million in contingent consideration which is only due upon the completion of certain criteria, including a positive pre-feasibility study at the Pinos Project, the advancement of the project into commercial production, publishing an updated 43-101 with greater than 200,000 ounces of contained gold equivalent ounces for the Pinos Project, or the Company’s owned interest in the Pinos Project falling to less than 51%. On December 31, 2025, the Company entered into a Share Purchase Agreement where it has agreed to sell all the Apolo Shares to a private arm’s length British Columbia company (the “Purchaser”) who has agreed to assume the contingent consideration (Note 11).

c.
The Company was entitled to receive an additional contingent consideration from the 2014 Caballo Blanco sale of $5.0 million (“Contingent Gain”) that would become payable in cash, Timmins Gold shares, or a combination thereof (at the option of Timmins Gold, provided that the Company’s ownership in Timmins Gold will not exceed 9.9% at any time) should any of the following events occur prior to October 31, 2019:
•
The approval of the Project’s Environmental Impact Statement from SEMARNAT (“Environmental Permit”); or

•
A change in beneficial ownership of Timmins Gold of greater than 50%; or

•
The removal or change, at one time, of a majority of the current members of the Timmins Gold Board of Directors

During the year ended December 31, 2016, the Company sold the contingent receivable to Credipresto for cash consideration of $1,900, which was paid upon execution and the proceeds were used to pay back the principal of the Facility and recognizing a gain on sale of $1,900. An additional $600 will be contingently payable to the Company by Credipresto when the owner of Caballo Blanco receives the Environmental Permit. Although the Company may become entitled to the contingent payments, the value of these payments has not been recognized in the statement of financial position as at December 31, 2025 due to the level of uncertainty surrounding the conditions required for the payments.
25   Capital management
The capital of the Company consists of items included in shareholders’ deficiency. The Company’s objectives for capital management are to safeguard its ability to support the Company’s normal operating requirement on an ongoing basis, continue the operations, development and exploration of its mineral properties and support any expansionary plans.
The Company manages its capital structure and makes adjustments in light of changes in its economic environment and the risk characteristics of the Company’s assets. To effectively manage the entity’s capital requirements, the Company has in place a planning, budgeting and forecasting process to help determine the funds required to ensure the Company has the appropriate liquidity to meet its operating and growth objectives. As at December 31, 2025, the Company expects its capital resources will require additional financial support for its normal operating requirements, planned development and exploration of its mineral properties for the next twelve months. There are no externally imposed capital requirements to which the Company has not complied. There has been no change to the capital management of the Company during the year ended December 31, 2025.
26   Supplemental cash flow information
Supplemental cash flow information	Notes	2025	2024
Decommissioning obligations – change in estimate	15	$—	$161
Recognition of right of use asset and lease liability	16	$44	$—
Derecognition of right of use asset and lease liability	16	$(20)	$—
Depreciation and depletion included in inventory	8	$155	$64
Warrant liability recognized upon issuance of private placement units	17,18	$12,389	$354
Transfer to assets available for sale	11	$5,423	$—
Transfer to liabilities held for sale	11	$422	$—
Molimentales acquisition costs accrued through accounts payable and accrued liabilities	13	$2,417	$—
Exploration and evaluation assets transitioned to mineral property	10	$—	$419
Finder’s warrants recognized on private placement units through reserves	18	$1,172	$—
27   Subsequent events
•
On January 26, 2026, the Company announced that it has entered into a definitive arrangement agreement and plan of merger with Gold Resource Corporation (NYSE American: GORO) (“GRC”), whereby Goldgroup has agreed to acquire all of the issued and outstanding shares of GRC’s common stock. Pursuant to the arrangement agreement, GRC’s stockholders will receive 1.4476 common shares of the Company for each share of GRC’s common stock adjusted to 0.3619 common shares of Goldgroup for each share of GRC’s common stock as a result of a proposed four-for-one share consolidation to be completed by the Company prior to closing. Since the transaction had not closed as of the financial statement date, the initial accounting for the acquisition is incomplete and certain IFRS 3 disclosures cannot yet be provided. The arrangement agreement includes a reciprocal termination fee of $5 million, payable by either party under certain specified termination circumstances.
•
Subsequent to December 31, 2025, the Company has issued 2,414,288 common shares as a result of warrant exercises for gross proceeds of approximately $948 (CAD $1,191).

•
Subsequent to December 31, 2025, the Company has issued 1,525,000 common shares as a result of option exercises for gross proceeds of approximately $44 (CAD $61).

ANNEX I – NEW ARTICLES OF GOLDGROUP

Incorporation Number: C0916686
GOLDGROUP MINING INC.
(the “Company”)
AMENDED AND RESTATED ARTICLES
Effective as of [•], 2026

I-ii

I-iii

I-iv

I-v

(the “Company”)
1.   INTERPRETATION
1.1   Definitions
In these Articles, unless the context otherwise requires:
(1)
“board of directors”, “directors” and “board” mean the directors or sole director of the Company, as the case may be;

(2)
“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)
“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(4)
“legal personal representative” means the personal or other legal representative of a shareholder, and includes a trustee in bankruptcy of the shareholder;

(5)
“registered address” of a shareholder means that shareholder’s address as recorded in the central securities register; and

(6)
“seal” means the seal of the Company, if any.

1.2   Business Corporations Act and Interpretation Act Definitions Applicable
The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if these Articles were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles.
1.3   Conflicts Between Articles and the Business Corporations Act
If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.
2.   SHARES AND SHARE CERTIFICATES
2.1   Authorized Share Structure
The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.
2.2   Form of Share Certificate
Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.
2.3   Shareholder Entitled to Share Certificate or Acknowledgement
Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgement of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement, and delivery of a share certificate or acknowledgement, for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.
2.4   Delivery by Mail
Any share certificate or non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.
2.5   Replacement of Worn Out or Defaced Share Certificate or Acknowledgement
If the directors are satisfied that a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is worn out or defaced, the directors must, on production to them of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, the directors think fit:
(1)
order the share certificate or acknowledgement, as the case may be, to be cancelled; and

(2)
issue a replacement share certificate or acknowledgement, as the case may be.

2.6   Replacement of Lost, Stolen or Destroyed Share Certificate or Acknowledgement
If a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive:
(1)
proof satisfactory to the directors that the share certificate or acknowledgement is lost, stolen or destroyed; and

(2)
any indemnity the directors consider adequate.

2.7   Splitting Share Certificates
If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.
2.8   Share Certificate Fee
There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.
2.9   Recognition of Trusts
Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.
3.   ISSUE OF SHARES
3.1   Directors Authorized
Subject to the Business Corporations Act and rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the

Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.
3.2   Commissions and Discounts
The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.
3.3   Brokerage
The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.
3.4   Conditions of Issue
Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:
(1)
consideration is provided to the Company for the issue of the share by one or more of the following:

(a)
past services performed for the Company;

(b)
property;

(c)
money; and

(2)
the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5   Share Purchase Warrants and Rights
Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.
4.   SECURITIES REGISTERS
4.1   Central Securities Register
As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.
4.2   Closing Register
The Company must not at any time close its central securities register.

5.   SHARE TRANSFERS
5.1   Registering Transfers
A transfer of a share of the Company must not be registered unless:
(1)
a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)
if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)
if a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement has been surrendered to the Company.

5.2   Transferor Remains Shareholder
Except to the extent that the Business Corporations Act otherwise provides, a transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.
5.3   Signing of Instrument of Transfer
If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer:
(1)
in the name of the person named as transferee in that instrument of transfer; or

(2)
if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.4   Enquiry as to Title Not Required
Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares.
5.5   Transfer Fee
There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.
6.   TRANSMISSION OF SHARES
6.1   Legal Personal Representative Recognized on Death
In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2   Rights of Legal Personal Representative
The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.
7.   PURCHASE OR REDEMPTION OF SHARES
7.1   Company Authorized to Purchase or Redeem Shares
Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.
7.2   Purchase or Redemption When Insolvent
The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:
(1)
the Company is insolvent; or

(2)
making the payment or providing the consideration would render the Company insolvent.

7.3   Sale and Voting of Purchased Shares
If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:
(1)
is not entitled to vote the share at a meeting of its shareholders;

(2)
must not pay a dividend in respect of the share; and

(3)
must not make any other distribution in respect of the share.

8.   BORROWING POWERS
The Company, if authorized by the directors, may:
(1)
borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

(2)
issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as the directors consider appropriate;

(3)
guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)
mortgage, hypothecate, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company, including property that is movable or immovable, corporeal or incorporeal.

9.   ALTERATIONS
9.1   Alteration of Authorized Share Structure
(1)
Subject to the Business Corporations Act, the Company may by resolution of the board of directors:

(a)
create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)
increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)
alter the identifying name of any of its shares;

(d)
subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(e)
if the Company is authorized to issue shares of a class of shares with par value:

(A)
decrease the par value of those shares; or

(B)
if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(f)
change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value; or

(g)
subject to Article 2.1, otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2   Change of Name
The Company may by resolution of the board of directors authorize an alteration of its Notice of Articles in order to change its name or adopt or change any translation of that name.
9.3   Other Alterations
If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.
10.   MEETINGS OF SHAREHOLDERS
10.1   Annual General Meetings
Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.
10.2   Resolution Instead of Annual General Meeting
If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.
10.3   Calling of Meetings of Shareholders
The directors may, whenever they think fit, call a meeting of shareholders.
10.4   Location of Meeting
A general meeting of the Company may be held anywhere in the world as determined by the directors.

10.5   Notice for Meetings of Shareholders
The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:
(1)
if and for so long as the Company is a public company, 21 days;

(2)
otherwise, 10 days.

10.6   Record Date for Notice
The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:
(1)
if and for so long as the Company is a public company, 21 days;

(2)
otherwise, 10 days.

If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.7   Record Date for Voting
The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5:00 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.8   Class Meetings and Series Meetings of Shareholders
Subject to the provisions of the Business Corporations Act, unless specified otherwise in these Articles or in the special rights and restrictions attached to any class or series of shares, the provisions of these Articles relating to general meetings will apply, with the necessary changes and so far as they are applicable, to a class meeting or series meeting of shareholders holding a particular class or series of shares.
10.9   Notice of Special Business at Meetings of Shareholders
If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:
(1)
state the general nature of the special business; and

(2)
if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)
at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)
during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.10   Failure to Give Notice and Waiver of Notice
The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.
11.   PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
11.1   Special Business
At a meeting of shareholders, the following business is special business:
(1)
at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of, or voting at, the meeting;

(2)
at an annual general meeting, all business is special business except for the following:

(a)
business relating to the conduct of, or voting at, the meeting;

(b)
consideration of any financial statements of the Company presented to the meeting;

(c)
consideration of any reports of the directors or auditor;

(d)
the setting or changing of the number of directors;

(e)
the election or appointment of directors;

(f)
the appointment of an auditor;

(g)
the setting of the remuneration of an auditor;

(h)
business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)
any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2   Special Majority
The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.
11.3   Quorum
Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two (2) shareholders entitled to vote at the meeting, present in person or represented by proxy.
11.4   One Shareholder May Constitute Quorum
If there is only one shareholder entitled to vote at a meeting of shareholders:
(1)
the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)
that shareholder, present in person or by proxy, may constitute the meeting.

11.5   Other Persons May Attend
The directors, the president (if any), the chief executive officer (if any), the chief financial officer (if any), the chief operating officer (if any), the secretary (if any), the assistant secretary (if any), the auditor of the Company, the lawyers for the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.
11.6   Requirement of Quorum
No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.
11.7   Lack of Quorum
If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:
(1)
in the case of a general meeting requisitioned by shareholders, the meeting is dissolved; and

(2)
in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8   Lack of Quorum at Succeeding Meeting
If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.
11.9   Chair
The following individual is entitled to preside as chair at a meeting of shareholders:
(1)
the chair of the board, if any;

(2)
if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any; or

(3)
such other person designated by the directors.

11.10   Selection of Alternate Chair
If, at any meeting of shareholders, the person appointed under section 11.9 above is not present within 15 minutes after the time set for holding the meeting, or if such person is unwilling to act as chair of the meeting, or if such person has advised the secretary, if any, or any director present at the meeting, that such person will not be present at the meeting, the directors present must choose: one of their number, a senior officer or counsel to the Company to chair the meeting or if the director, senior officer or counsel present declines to take the chair or if the directors fail to so choose or if no director, senior officer or counsel is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.
11.11   Adjournments
The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
11.12   Notice of Adjourned Meeting
It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for thirty days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13   Decisions by Show of Hands or Poll
Every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.
11.14   Declaration of Result
The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.
11.15   Motion Need Not be Seconded
No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.
11.16   Casting Vote
In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.
11.17   Manner of Taking Poll
Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:
(1)
the poll must be taken:

(a)
at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)
in the manner, at the time and at the place that the chair of the meeting directs;

(2)
the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)
the demand for the poll may be withdrawn by the person who demanded it.

11.18   Demand for Poll on Adjournment
A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.
11.19   Chair Must Resolve Dispute
In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of a meeting of the shareholders must determine the dispute, and his or her determination made in good faith is final and conclusive.
11.20   Casting of Votes
On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21   Demand for Poll
No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.
11.22   Demand for Poll Not to Prevent Continuance of Meeting
The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.
11.23   Retention of Ballots and Proxies
The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and during that period, make such ballots and proxies available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.
12.   VOTES OF SHAREHOLDERS
12.1   Number of Votes by Shareholder or by Shares
Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:
(1)
on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)
on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2   Votes of Persons in Representative Capacity
A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative for a shareholder who is entitled to vote at the meeting.
12.3   Votes by Joint Holders
If there are joint shareholders registered in respect of any share:
(1)
any one of the joint shareholders may vote at any meeting of the shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)
if more than one of the joint shareholders is present at any meeting of the shareholders, personally or by proxy, and more than one of the joint shareholders votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4   Legal Personal Representatives as Joint Shareholders
Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.
12.5   Representative of a Corporate Shareholder
If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of the shareholders by written instrument, fax or any other method of transmitting legibly recorded messages and:

(1)
for that purpose, the instrument appointing a representative must:

(a)
be received at the registered office of the Company or at any other place specified for the receipt of proxies, in the notice calling the meeting, at least the number of business days for the receipt of proxies specified in the notice, or if no number of days is specified in the notice, at least, two business days before the day set for the holding of the meeting; or

(b)
be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)
if a representative is appointed under this Article 12.5:

(a)
the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)
the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

12.6   Proxy Provisions Do Not Apply to All Companies
Article 12.9 does not apply to the Company if and for so long as it is a public company. Sections 12.7 to 12.16 apply to the Company only insofar as they are not inconsistent with any applicable securities legislation and any regulations and rules made and promulgated under such legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commission or similar authorities appointed under that legislation.
12.7   Appointment of Proxy Holders
Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of the shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the instrument of proxy.
12.8   Alternate Proxy Holders
A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.
12.9   Validity of Proxy Vote
A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:
(1)
at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(2)
at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.10   Form of Proxy
A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form designated by the directors, the scrutineer or the chair of the meeting:
[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.
Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):                  .
Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder-printed]
12.11   Deposit of Proxy
A proxy for a meeting of shareholders must be by written instrument, fax or any other method of transmitting legibly messages and must:
(1)
be received at the registered office of the Company or at any other place specified for the receipt of proxies, in the notice calling the meeting, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, in the notice, at least two business days before the day set for the holding of the meeting; or

(2)
unless the notice provides otherwise, be deposited at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.
12.12   Revocation of Proxy
Subject to Article 12.13, every proxy may be revoked by an instrument in writing that is:
(1)
received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)
deposited with the chair of the meeting, at the meeting, before any vote in respect of which the proxy is to be used shall have been taken.

12.13   Revocation of Proxy Must Be Signed
An instrument referred to in Article 12.13 must be signed as follows:
(1)
if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative;

(2)
if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.14   Production of Evidence of Authority to Vote
The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.
13.   DIRECTORS
13.1   First Directors; Number of Directors
The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)
subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)
if the Company is a public company, the greater of three and the most recently set of:

(a)
the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)
the number of directors set under Article 14.4;

(3)
if the Company is not a public company, the most recently set of:

(a)
the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)
the number of directors set under Article 14.4.

13.2   Change in Number of Directors
If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):
(1)
the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)
if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3   Directors’ Acts Valid Despite Vacancy
An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.
13.4   Qualifications of Directors
A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.
13.5   Remuneration of Directors
The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.
13.6   Reimbursement of Expenses of Directors
The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.
13.7   Special Remuneration for Directors
If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.
13.8   Gratuity, Pension or Allowance on Retirement of Director
Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.
14.   ELECTION AND REMOVAL OF DIRECTORS
14.1   Election at Annual General Meeting
At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:
(1)
the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)
all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2   Consent to be a Director
No election, appointment or designation of an individual as a director is valid unless:
(1)
that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)
that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)
with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3   Failure to Elect or Appoint Directors
If:
(1)
the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)
the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:
(3)
the date on which his or her successor is elected or appointed; and

(4)
the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4   Places of Retiring Directors Not Filled
If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not reelected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.
14.5   Directors May Fill Casual Vacancies,
Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6   Remaining Directors Power to Act
The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.
14.7   Shareholders May Fill Vacancies
If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.
14.8   Additional Directors
Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:
(1)
one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)
in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.
14.9   Ceasing to be a Director
A director ceases to be a director when:
(1)
the term of office of the director expires;

(2)
the director dies;

(3)
the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)
the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10   Removal of Director by Shareholders
The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.
14.11   Removal of Director by Directors
The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceased to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.
15.   POWERS AND DUTIES OF DIRECTORS
15.1   Powers of Management
The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.
15.2   Appointment of Attorney of Company
The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.
16.   DISCLOSURE OF INTEREST OF DIRECTORS
16.1   Obligation to Account for Profits
A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.
16.2   Restrictions on Voting by Reason of Interest
A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.
16.3   Interested Director Counted in Quorum
A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.
16.4   Disclosure of Conflict of Interest or Property
A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.
16.5   Director Holding Other Office in the Company
A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.
16.6   No Disqualification
No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7   Professional Services by Director or Officer
Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.
16.8   Director or Officer in Other Corporations
A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.
17.   PROCEEDINGS OF DIRECTORS
17.1   Meetings of Directors
The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as the directors think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.
17.2   Voting at Meetings
Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the board, if present at the meeting, does not have a second or casting vote.
17.3   Chair of Meetings
The following individual is entitled to preside as chair at a meeting of directors:
(1)
the chair of the board, if any;

(2)
in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)
any other director chosen by the directors if:

(a)
neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)
neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)
the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that the chair of the board and the president will not be present at the meeting.

17.4   Meetings by Telephone or Other Communications Medium
A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5   Calling of Meetings
A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.
17.6   Notice of Meetings,
Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors by any method set out in Article 23.1 or orally or by telephone.
17.7   When Notice Not Required
It is not necessary to give notice of a meeting of the directors to a director if:
(1)
the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)
the director has waived notice of the meeting.

17.8   Meeting Valid Despite Failure to Give Notice
The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director does not invalidate any proceedings at that meeting.
17.9   Waiver of Notice of Meetings
Any director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director.
17.10   Quorum
The quorum necessary for the transaction of the business of the directors is a majority of the number of directors in office or such greater percentage of the number of directors as the directors may determine from time to time.
17.11   Validity of Acts Where Appointment Defective
Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.
17.12   Consent Resolutions in Writing
A resolution of the directors or of any committee of the directors may be passed without a meeting:
(a)
in all cases, if each of the directors entitle to vote on the resolution consents to it in writing; or

(b)
in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who are entitled to vote on the resolution consents to it in writing.

A consent in writing under this Article 17 may be evidence by signed document, fax, email or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one entire document. A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is deemed to effective on the date stated in the consent in writing and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to such meetings.
18.   EXECUTIVE AND OTHER COMMITTEES
18.1   Appointment and Powers of Executive Committee
The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:
(1)
the power to fill vacancies in the board of directors;

(2)
the power to remove a director;

(3)
the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)
such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2   Appointment and Powers of Other Committees
The directors may, by resolution:
(1)
appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)
delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)
the power to fill vacancies in the board of directors;

(b)
the power to remove a director or appoint additional directors;

(c)
the power to set the number of directors;

(d)
the power to create a committee of directors, create or modify the terms of reference for a committee of the directors, or change the membership of, or fill vacancies in, any committee of the directors; and

(e)
the power to appoint or remove officers appointed by the directors; and

(3)
make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.3   Obligations of Committees
Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:
(1)
conform to any rules that may from time to time be imposed on it by the directors; and

(2)
report every act or thing done in exercise of those powers at such times as the directors may require.

18.4   Powers of Board
The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 18.2:
(1)
revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)
terminate the appointment of, or change the membership of, the committee; and

(3)
fill vacancies in the committee.

18.5   Committee Meetings
Subject to Article 18.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:
(1)
the committee may meet and adjourn as it thinks proper;

(2)
the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)
a majority of the members of the committee constitutes a quorum of the committee; and

(4)
questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

19.   OFFICERS
19.1   Directors May Appoint Officers
The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.
19.2   Functions, Duties and Powers of Officers
The directors may, for each officer:
(1)
determine the functions and duties of the officer;

(2)
entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)
revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3   Qualifications
No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.
19.4   Remuneration and Terms of Appointment
All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

20.   INDEMNIFICATION
20.1   Definitions
In this Article 20:
(1)
“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)
“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director, officer, or former officer of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director, former director, officer or former officer of the Company:

(a)
is or may be joined as a party; or

(b)
is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)
“expenses” has the meaning set out in the Business Corporations Act.

20.2   Mandatory Indemnification of Directors and Former Directors
Subject to the Business Corporations Act, the Company shall, to the fullest extent permitted by law, indemnify a director, former director, officer or former officer of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company may, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Subject to section 163 of the Business Corporations Act and subsection 162(2) of the Business Corporations Act, the Company shall pay, as they are incurred in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of that proceeding. The company must not make the payments referred to above unless the Company first receives from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by section 163 of the Business Corporations Act, the eligible party will repay the amounts advanced. The rights of indemnification and advancement of expenses contained in this Article shall not be exclusive of any other rights to indemnification or similar protection to which any eligible party may be entitled under any agreement, vote of shareholders or disinterested directors, insurance policy or otherwise. Each director and officer is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.
20.3   Indemnification of Other Persons
Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.
20.4   Non-Compliance with Business Corporations Act
The failure of a director, former director, officer or former officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.
20.5   Company May Purchase Insurance
To the extent determined commercially reasonable by the directors of the Company, the Company may purchase and maintain director and officer insurance on terms and with the amount of coverage as may be determined commercially reasonable by the directors of the Company for the benefit of any person (or his or her heirs or legal personal representatives) who:
(1)
is or was a director, officer, employee or agent of the Company;

(2)
is or was a director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)
at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)
at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity; against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

20.6   Heirs and Beneficiaries
The rights created by this Article shall inure to the benefit of each eligible party and each heir, executor and administrator of such eligible party.
20.7   Effect of Amendment
Neither the amendment, modification nor repeal of this Article nor the adoption of any provision in these Articles inconsistent with this Article 20 shall adversely affect any right or protection of any eligible party with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.
21.   DIVIDENDS
21.1   Payment of Dividends Subject to Special Rights
The provisions of this Article 21 are subject to Article 2.1 and to the rights, if any, of shareholders holding shares with special rights as to dividends.
21.2   Declaration of Dividends
Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as the directors may deem advisable.
21.3   No Notice Required
The directors need not give notice to any shareholder of any declaration under Article 21.2.
21.4   Record Date
The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5:00 p.m. on the date on which the directors pass the resolution declaring the dividend.
21.5   Manner of Paying Dividend
A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.
21.6   Settlement of Difficulties
If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as the directors deem advisable, and, in particular, may:
(1)
set the value for distribution of specific assets;

(2)
determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)
vest any such specific assets in trustees for the persons entitled to the dividend.

21.7   When Dividend Payable
Any dividend may be made payable on such date as is fixed by the directors.
21.8   Dividends to be Paid in Accordance with Number of Shares
All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.
21.9   Receipt by Joint Shareholders
If several persons are joint shareholders of any share, any one of such joint shareholders may give an effective receipt for any dividend, bonus or other money payable in respect of the share.
21.10   Dividend Bears No Interest
No dividend bears interest against the Company.
21.11   Fractional Dividends
If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.
21.12   Payment of Dividends
Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.
21.13   Capitalization of Surplus
Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.
22.   DOCUMENTS, RECORDS AND REPORTS
22.1   Recording of Financial Affairs
The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.
22.2   Inspection of Accounting Records
Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.
22.3   Remuneration of Auditor
The directors may set the remuneration of the auditor of the Company.

23.   NOTICES
23.1   Method of Giving Notice
Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:
(1)
mail addressed to the person at the applicable address for that person as follows:

(a)
for a record mailed to a shareholder, the shareholder’s registered address;

(b)
for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)
in any other case, the mailing address of the intended recipient;

(2)
delivery at the applicable address for that person as follows, addressed to the person:

(a)
for a record delivered to a shareholder, the shareholder’s registered address;

(b)
for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)
in any other case, the delivery address of the intended recipient;

(3)
sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)
sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)
making the record available for public electronic access in accordance with the procedures referred to as ‘notice-and-access” under National Instrument 54-101 and National Instrument 51-102, as applicable, of the Canadian Securities Administrators, or in accordance with similar electronic delivery or access method permitted by applicable securities legislation from time-to-time; or

(6)
physical delivery to the intended recipient.

23.2   Deemed Receipt of Mailing
A notice, statement, report or other record that is:
(1)
mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(2)
faxed to a person to the fax number provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;

(3)
e-mailed to a person to the email address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed; or

(4)
made available for public electronic access in accordance with the procedures referred to as ‘notice-and-access” or similar delivery procedures referred to in Article 23.1(5) is deemed to be received by the person on the date it was made available for public electronic access.

23.3   Certificate of Sending
A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 23.1, prepaid and mailed or otherwise sent as permitted by Article 23.1 is conclusive evidence of that fact.

23.4   Notice to Joint Shareholders
A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.
23.5   Notice to Trustees
A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:
(1)
mailing the record, addressed to such person:

(a)
by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)
at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)
if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24.   SEAL
24.1   Who May Attest Seal
Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:
(1)
any two directors;

(2)
any officer, together with any director;

(3)
if the Company only has one director, that director; or

(4)
any one or more directors or officers or persons as may be determined by the directors.

24.2   Sealing Copies
For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.
24.3   Mechanical Reproduction of Seal
The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as the directors may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.
25.   PROHIBITIONS
25.1   Definitions
In this Article 25:
(1)
“designated security” means:

(a)
a voting security of the Company;

(b)
a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c)
a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)
“security” has the meaning assigned in the Securities Act (British Columbia);

(3)
“voting security” means a security of the Company that:

(a)
is not a debt security, and

(b)
carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

25.2   Application
Article 25.3 does not apply to the Company if and for so long as it is a public company.
25.3   Consent Required for Transfer of Shares or Designated Securities
No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.
26.   ADVANCE NOTICE PROVISIONS
26.1   Nomination of Directors
(1)
Nominations of persons for election to the Board may be made at any Annual Meeting of shareholders or at any Special Meeting of shareholders if one of the purposes for which the Special Meeting was called was the election of directors. In order to be eligible for election to the Board at any Annual Meeting or Special Meeting of shareholders, persons must be nominated in accordance with one of the following procedures:

(a)
by or at the direction of the Board or an authorized officer, including pursuant to a notice of meeting;

(b)
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (the “BCA”), or a requisition of the shareholders made in accordance with the provisions of the BCA; or

(c)
by any person (a “Nominating Shareholder”): (A) who, at the close of business on the date of the giving by the Nominating Shareholder of the notice provided for below in this Article 26.1 and at the close of business on the record date for notice of such meeting, is entered in the central securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in this Article 26.1.
(2)
In addition to any other requirements under applicable laws, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give notice which is both timely (in accordance with paragraph (3) below) and in proper written form (in accordance with paragraph (4) below) to the secretary of the Company at the principal executive offices of the Company.

(3)
A Nominating Shareholder’s notice to the secretary of the Company will be deemed to be timely if:

(a)
in the case of an Annual Meeting of shareholders, such notice is made not less than 30 nor more than 65 days prior to the date of the Annual Meeting of Shareholders; provided, however, that in the event that the Annual Meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the Annual Meeting is made, notice by the Nominating Shareholder is made not later than the close of business on the 10th day following the Notice Date; and

(b)
in the case of a Special Meeting (which is not also an Annual Meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes), such notice is made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the Special Meeting of Shareholders was made. Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement of this paragraph (3).

For greater certainty, the time periods for the giving of notice by a Nominating Shareholder as aforesaid shall, in all cases, be determined based on the original date of the applicable Annual Meeting or Special Meeting, and in no event shall any adjournment or postponement of an Annual Meeting or Special Meeting or the announcement thereof commence a new time period for the giving of such notice.
(4)
A Nominating Shareholder’s notice to the secretary of the Company will be deemed to be in proper form if:

(a)
as to each person whom the Nominating Shareholder proposes to nominate for election as a director, such notice sets forth: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCA and Applicable Securities Laws (as defined in paragraph (7) below); and

(b)
as to the Nominating Shareholder giving the notice, such notice sets forth any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined in paragraph (7) below).

(5)
The Company may require any proposed nominee for election as a Director to furnish such additional information as may reasonably be requested by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(6)
No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 26.1; provided, however, that nothing in this Article 26.1 shall be deemed to restrict or preclude discussion by a shareholder (as distinct from the nomination of directors) at an Annual Meeting or Special Meeting of any matter that is properly brought before such meeting pursuant to the provisions of the BCA or at the discretion of the Chairman of the meeting. The Chairman of the meeting shall have the power and duty to determine whether any nomination for election of a director was made in accordance with the procedures set forth in this Article 26.1 and, if any proposed nomination is not in compliance with such procedures, to declare such nomination defective and that it be disregarded.

(7)
For purposes of this Article 26:

(a)
“Annual Meeting” means any annual meeting of Shareholders;

(b)
“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such laws and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission or similar securities regulatory authority of each province and territory of Canada;

(c)
“BCA” means the Business Corporations Act (British Columbia), as amended;

(d)
“Board” means the board of directors of the Company as constituted from time to time;

(e)
“Public Announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca; and

(f)
“Special Meeting” means any special meeting of Shareholders if one of the purposes for which such meeting is called is the election of directors.

(8)
Notwithstanding any other provision of this Article 26.1, notice given to the secretary of the Company pursuant to this Article 26.1 may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the secretary of the Company for purposes of this Article 26.1), and shall be deemed to have been given and made only at the time it is served by personal delivery to the secretary at the address of the principal executive offices of the Company, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day.

(9)
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement of this Article 26.1.

26.2   Application
(1)
Article 26.1 does not apply to the Company in the following circumstances:

(a)
if and for so long as the Company is not a public company; or

(b)
to the election or appointment of a director or directors in the circumstances set forth in Article 14.7.

(2)
Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed, whether under corporate seal of the Company or otherwise, and to deliver or make or cause to be delivered or made all such filings and documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in connection with the foregoing.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0000710030_1 R2.09.05.010 GOLD RESOURCE CORPORATION 7887 EAST BELLEVIEW AVE, SUITE 1100 DENVER, CO 80111 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GORO2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement): For Against Abstain 1. To approve the Arrangement Agreement and Plan of Merger, as amended, dated January 25, 2026, by and among the Company, Goldgroup Mining Inc., and Goldgroup Merger Sub Inc. 2. Non-binding advisory vote to approve the merger-related compensation. 3. To approve any adjournment of the Special Meeting for the purposes of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal 1. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000710030_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com GOLD RESOURCE CORPORATION Special Meeting of Shareholders July 2, 2026 at 10:30 AM MT This proxy is solicited by the Board of Directors The undersigned hereby appoints Ron Little and Allen Palmiere, or either of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common stock of Gold Resource Corporation that the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Gold Resource Corporation to be held virtually at 10:30 AM MT on July 2, 2026, and at any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. Continued and to be signed on reverse side